UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and General Counsel of Pacific Select Fund
Pacific Life Fund Advisors LLC
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq
Dechert LLP
90 State House Square
Hartford, CT 06103

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009–December 31, 2009

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2009

Annual
Report

TABLE OF CONTENTS

PACIFIC SELECT FUND

Letter to Shareholders	A-1
Performance Discussion	A-3
Schedules of Investments, Financial Statements and Financial Highlights:
Pacific Select Fund (Excluding Pacific Dynamix Portfolios):
Schedules of Investments and Notes	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-7
Statements of Changes in Net Assets	C-13
Statements of Cash Flows	C-19
Financial Highlights	C-20
Pacific Select Fund (Pacific Dynamix Portfolios Only):
Schedules of Investments and Notes	D-1
Financial Statements:
Statements of Assets and Liabilities	E-1
Statements of Operations	E-3
Statements of Changes in Net Assets	E-5
Financial Highlights	E-6
Notes to Financial Statements	F-1
Report of Independent Registered Public Accounting Firm	G-1
Disclosure of Fund Expenses	H-1
Trustees and Officers Information	H-3
Approval of Investment Advisory Agreement and Portfolio Management Agreements	H-7
Where to Go for More Information	H-11

The 2009 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios of the Pacific Select Fund (“PSF”). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the PSF Annual Report included herein.

PACIFIC SELECT FUND
Dear Shareholders:
     We are pleased to share with you the Pacific Select Fund (the Fund) Annual Report dated December 31, 2009. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries. Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Fund and supervises the management of all of the Fund’s portfolios.
     PLFA manages the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios and also does business under the name “Pacific Asset Management” and manages the High Yield Bond and the Money Market Portfolios under that name. For the other portfolios, with the exception of the American Funds® Growth, the American Funds® Growth-Income and the American Funds® Asset Allocation Portfolios, the adviser has retained other firms to serve as portfolio managers under its supervision. Each of the American Funds Growth, the American Funds Growth-Income and the American Funds Asset Allocation Portfolios (the master-feeder portfolios) invests all of its assets in a master fund; and therefore, the adviser has not retained other portfolio managers to manage assets of these portfolios. The portfolio managers and their portfolios as of December 31, 2009 are listed below:

Portfolio Manager	Portfolio
Western Asset Management Company (WAMCO)	Diversified Bond
Highland Capital Management, L.P. (Highland Capital)	Floating Rate Loan
Pacific Asset Management	High Yield Bond
Pacific Investment Management Company LLC (PIMCO)	Inflation Managed Managed Bond
Pacific Asset Management	Money Market
Goldman Sachs Asset Management, L.P. (Goldman Sachs)	Short Duration Bond
Capital Research and Management Company (Capital Research) - adviser to the Master Growth and Growth-Income Funds	American Funds® Growth American Funds® Growth-Income
Van Kampen	Comstock
Capital Guardian Trust Company (Capital Guardian)	Diversified Research Equity
BlackRock Investment Management, LLC (BlackRock)	Equity Index
Janus Capital Management LLC (Janus)	Focused 30 Growth LT
UBS Global Asset Management (Americas) Inc. (UBS)	Large-Cap Growth
ClearBridge Advisors, LLC (ClearBridge)	Large-Cap Value
Analytic Investors, LLC (Analytic Investors)/J.P. Morgan Investment Management, Inc. (JP Morgan)	Long/Short Large-Cap
OppenheimerFunds, Inc. (Oppenheimer)	Main Street® Core
Lazard Asset Management LLC (Lazard)	Mid-Cap Equity
Van Kampen	Mid-Cap Growth
BlackRock Capital Management, Inc. (BlackRock Capital)	Mid-Cap Value
Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)	Small-Cap Equity
Fred Alger Management, Inc. (Alger)	Small-Cap Growth
BlackRock Investment Management, LLC (BlackRock)	Small-Cap Index
NFJ Investment Group LLC (NFJ)	Small-Cap Value
OppenheimerFunds, Inc. (Oppenheimer)	Emerging Markets
MFS Investment Management (MFS)	International Large-Cap
Batterymarch Financial Management, Inc. (Batterymarch)	International Small-Cap
AllianceBernstein L.P. (AllianceBernstein)	International Value
Jennison Associates LLC (Jennison)	Health Sciences
Van Kampen	Real Estate
Columbia Management Advisors, LLC (Columbia)	Technology
Capital Research and Management Company (Capital Research) - adviser to the Master Asset Allocation Fund	American Funds® Asset Allocation
OppenheimerFunds, Inc. (Oppenheimer)	Multi-Strategy
Pacific Life Fund Advisors LLC (PLFA)	Pacific Dynamix — Conservative Growth Pacific Dynamix — Moderate Growth Pacific Dynamix — Growth

PACIFIC SELECT FUND

Portfolio Manager	Portfolio
SSgA Funds Management, Inc. (SSgA FM)	PD Aggregate Bond Index PD High Yield Bond Index
BlackRock Investment Management, LLC (BlackRock)	PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index
Dimensional Fund Advisors LP (DFA)	PD International Large-Cap PD Emerging Markets

     Each of the portfolio managers, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.
     We appreciate your confidence in the Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board	Chief Executive Officer
Pacific Select Fund	Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION
     This report and financial statements contained herein are provided for the general information of investors with beneficial interests in the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains information about the Fund and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield (Money Market Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Fund’s portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.
     PLFA supervises the management of all of the portfolios of the Fund (subject to the review of the Fund’s Board) and directly manages the High Yield Bond, Money Market (under the name Pacific Asset Management) and the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed as of the date of this report, December 31, 2009.
     For the other portfolios, with the exception of the American Funds® Growth, the American Funds® Growth-Income, and American Funds® Asset Allocation Portfolios, PLFA has retained other firms to serve as portfolio managers under its supervision. Each of these managers has written a separate commentary specific to the portfolios they manage and as such, is based on their opinions of how their portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the portfolio managers as of this date of this report, December 31, 2009.
     All views are subject to change at any time based upon market or other conditions, and the Fund, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager or adviser, as applicable. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,”“anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.
     In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current Prospectus as supplemented and the Statement of Additional Information, as supplemented.
Market Conditions (for the twelve months ended December 31, 2009)
Executive Summary
     In 2009, financial markets experienced a remarkable reversal from the prior year’s challenging environment. The investment climate in 2009 accommodated the riskier asset classes, and those that suffered during the latest bear market generally flourished in 2009. In the fourth quarter of 2008, the markets faced the risk of a complete meltdown of the global financial system. Corporations responded quickly by cutting inventories and jobs. Consumers suddenly developed a new appreciation for savings and reduced spending. Consequently, the U.S. economy contracted dramatically in the fourth quarter of 2008 and the first quarter of 2009. Investors hence endured a seemingly unstoppable downward spiral as credit and liquidity disappeared almost overnight. Consumers were essentially forced to de-leverage after living on easy credit for the last decade.
     Throughout 2008 and into the first quarter of 2009, facing a volatile market and dramatic economic downturn, many investors sold out of stocks and risky assets and bought into safer securities such as U.S. Treasuries, causing Treasury prices to rise and yields to fall. Since then, systemic risks have been substantially reduced by unprecedented policy actions. The leverage in the system was transferred from the private sector to the public sector. By the end of 2009, the government had committed over $10 trillion — more than half of which was offered by the Federal Reserve (Fed). Additionally, the Fed eased monetary policy by maintaining the Federal Funds (Fed Funds) rate at a target of 0 to 25 basis points (bps) throughout the year. These drastic measures helped investor sentiments reverse expectations of a financial system meltdown to one that anticipated stabilization.
     The “Great Recession” may have ended in the latter half of 2009. The sentiment of optimism sparked a rally that lasted throughout most of 2009. Virtually all major market indices experienced positive returns in 2009. For all of 2009, the U.S. broad equity market (as represented by the S&P 500 Index) rose 26.46% and the U.S. fixed income market (as represented by the Barclays Capital U.S. Aggregate Bond Index) gained 5.93%. In general, small-capitalization stocks fared better than large-capitalization stocks, growth styles outperformed value strategies, and riskier credit quality classes outpaced those of higher quality. Performances were particularly strong for emerging markets and high yield bonds. For the calendar year 2009, the MSCI Emerging Markets Index surged 78.51% and the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index jumped 58.76%.
Fixed Income
     The appetite for risk was clearly evident throughout the credit tiers, as issues with lower credit ratings outperformed those that were higher on the credit quality spectrum. The high yield sector generally led the fixed income market throughout the year. The strong performances of riskier credits applied to various sectors of the fixed income market.
See explanation of symbol on A-48

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     The increase in mergers & acquisition (M&A) and leveraged buyout (LBO) activity helped fuel the leveraged loan sector over the second half of the year. The rise in such activity as well as distressed opportunities that came back in returns helped the Credit Suisse Leveraged Loan Index gain 44.87% for the year. The structured finance sector also experienced some recovery over the year. The Barclays Capital Commercial Mortgage-Backed Securities (CMBS) Investment Grade Index and the Barclays Capital Asset-Backed Securities (ABS) Index gained 28.14% and 24.71%, respectively.
     Non-government sectors outperformed the Treasury sector in 2009. The spread compression — caused by sliding yields on non-Treasury issues and rising yields on long-term Treasuries — further illustrates the alleviation of great fears in the market. Corporate spreads have come down to more reasonable levels after the sharp spike in 2008.
     The Fed helped stabilize the money market sector with its emergency facilities after the short-term debt market froze in 2008. Despite the government aide, the money market sector did not sustain a recovery over the year. Banks and corporations have scaled back their reliance on shorter-maturity issuances since businesses still remain cautious about the economy over the next few quarters. Although short-term rates remained at low levels, companies have instead been issuing longer-term debt to avoid the potential of a sharp rise in short-term rates. Nonetheless, the near zero Fed Funds rate and better yielding opportunities in other sectors left money market performances to be relatively flat. The Merrill Lynch U.S. 3-Month Treasury Bill Index slightly increased 0.21% for the year.
Domestic Equity
     In the domestic equity market, all major S&P 500 sectors made positive strides in 2009. The information technology sector led the market with over a 61.72% gain, followed by cyclical sectors such as materials and consumer discretionary, which rose 48.59% and 41.30%, respectively. Among the sectors that lagged the S&P 500, the telecommunication services and utilities sectors had the weakest gains of 8.93% and 11.91%, respectively.
     Small-capitalization companies led the charge during the early stages of the market recovery. However, mid- and large- capitalization companies outpaced small-capitalization stocks in the fourth quarter as the rally slowed down. The rallying market rewarded growth styles over value ones. Dividend-paying stocks, which are generally favored by value investors, suffered over the year as investors were concerned over the possibility of dividend cuts. According to S&P 500 estimates, revenue growth in 2009 dropped the most in energy, materials and financial sectors — two of which (energy and financials) are sectors value managers tend to place more focus. In general, the sectors that growth investors lean toward (i.e. information technology) experienced less hardship with regard to sales than those that value managers find attractive.
     The real estate investment trust (REIT) market experienced a similar recovery. The Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index increased 27.99% over the year. The hotel sector improved the most among the commercial real estate sectors. However, the shopping center and industrial sectors were among the laggards. Lower consumer spending caused some retailers to close stores, and lower international trading volume lessens the need for industrial space. These fundamental concerns continued to weigh down both the shopping center and industrial sectors.
International Equity
     Foreign markets performed well in 2009. The MSCI Europe, Australasia and Far East (EAFE) Index rose 31.78% for the year. Similar to the U.S. equity market, foreign small-capitalization stocks in the MSCI EAFE Index performed better than their larger counterparts during the early stages of the recovery. This trend reversed towards the end of the year as larger capitalization stocks fared better than small-capitalization stocks in the fourth quarter. For all of 2009, small-capitalization stocks maintained an edge over large-capitalization stocks.
     Emerging markets led the charge over the year. Among the MSCI country indices, Brazil, Russia and India surged more than 100%. Brazil and Russia benefitted from the strong recovery in commodity prices. According to the U.S. Energy Information Administration, world oil prices rose from roughly $35 per barrel in January 2009 to about $75 per barrel in December 2009. Additionally, prices of metals jumped at a similar pace to oil. The resurgence in commodity prices was largely supported by the robust economic recovery in emerging Asia. The International Monetary Fund (IMF) estimates that developing Asian economies (i.e. China and India) grew 6.5% in 2009. The IMF also projects that China will grow roughly 10% in 2010 and 2011.
Concluding Remarks
     The U.S. economy showed some signs of a modest recovery over the second half of the year. Real Gross Domestic Product (inflation-adjusted GDP) expanded at an annualized rate of 2.2% in the third quarter and 5.7% (preliminary) in the fourth quarter after contracting 6.4% and 0.7% in the first and second quarters, respectively. Although the preliminary fourth quarter GDP estimates indicated a strong growth in the final quarter of 2009, much of it was contributed to the change in the level of inventories, which indicates that the pace of the strong fourth quarter growth may be temporary. Nevertheless, the decline in U.S. economic growth may have bottomed.
     The rebound in financial markets helped business and consumer sentiments improve in 2009. Company profit margins have grown throughout the year; however, they have come primarily from cost cutting measures, including job eliminations. Although there have been positive signs, the U.S. economy still faces challenges of high unemployment rates, high levels of national and consumer debt, as well as the overhang with problems in both residential and commercial real estate. Also, the uncertainty of the Fed’s “exit strategy” weighs heavily on the market.
     Investor sentiments reversed from fear in 2008 to relief in 2009. Although risk appetite seemed to have returned to the market, investors and businesses generally maintain a cautious outlook for 2010. Economic fundamentals must be stabilized and companies need to generate revenue growth in order to support the recovery. Many market observers have offered a variety of recovery scenarios. The general consensus seems to be that the developed countries still need to jump over some structural hurdles but may experience a modest cyclical recovery. Nevertheless, developing countries are anticipated to lead the global recovery. Investors may see some challenges ahead, but the outlook has been gradually improving.
See explanation of symbol on A-48

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Diversified Bond Portfolio (managed by Western Asset Management Company)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Diversified Bond Portfolio returned 14.13%, compared to a 5.93% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. WAMCO began managing the portfolio on February 2, 2009. The portfolio significantly outperformed the benchmark during the reporting period. Overall, the portfolio benefited as spread sectors outperformed relative to Treasuries during the reporting period. Increased price stability and the accretion of yield at higher rates than the benchmark also benefited the portfolio’s performance during the reporting period. A significant underweight allocation to Treasuries combined with a significant overweight exposure to high yield bonds, investment grade corporate notes and non-agency mortgage-backed securities (MBS) contributed most significantly to the portfolio’s outperformance relative to the benchmark. We did not believe that the Fed was likely to raise its key rates in the near future, so short-term yields would likely stay near current levels. Therefore, a tactically long duration position in the portfolio was maintained as a diversifier to its spread sector exposure after rates rallied significantly in the early part of the year. Overall, this tactical duration slightly detracted from the portfolio’s performance.
     Spreads at the beginning of the year reflected unreasonable default expectations, and we expected a further narrowing from excessively wide levels. The portfolio’s overweight position to the corporate sector, particularly in financials and Tier-1 capital issues, aided its performance in all periods but the first quarter. The portfolio’s allocation to high yield credit bonds was the leading contributor to its performance as corporations improved their balance sheet fundamentals, spreads tightened, investors returned to the market, and confidence in the economy grew.
     Liquidity in the non-agency structured product space (i.e. MBS, ABS) increased as a result of the government initiatives, Public-Private Investment Program (PPIP) and Term Asset Loan Facility. The portfolio benefited from its exposure to non-agency issues with an emphasis on senior tranches and credit enhancements. government sponsored purchases of agency MBS led to a contraction of spreads in the sector. As spreads continued to tighten in the latter part of the year, we reduced the portfolio’s allocation to the agency MBS sector from approximately 48% at the end of the first quarter to around 27% by the end of the reporting period. CMBS performed well throughout the reporting period thus the portfolio’s underweight position detracted slightly from performance.
     We at WAMCO anticipated that market implied inflation would slowly increase as the economy began to stabilize; therefore, the portfolio held a moderate exposure to Treasury Inflation Protected Securities (TIPS) which contributed to its performance as deflation fears continued to subside following the Fed’s quantitative easing program.
     We continue to believe that the spread sectors are attractive. Their current yields, while lower than a few months ago, still appear to provide attractive compensation relative to Treasuries. We continue to maintain a slight overweight to investment-grade credit and a significant overweight to non-agency mortgages and high yield corporate bonds. We see limited potential in agency MBS for further spread tightening, so we are currently underweight to neutral in this sector. We are maintaining the portfolio’s non-agency MBS exposure, and we will stay neutral on duration overall. We currently believe the intermediate area of the yield curve is most prone to changes, but will remain tactical in duration and yield curve positioning.
Floating Rate Loan Portfolio (managed by Highland Capital Management, L.P.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Floating Rate Loan Portfolio returned 24.31%, compared to a 44.87% return for its benchmark, the Credit Suisse Leveraged Loan Index.
See explanation of symbol on A-48

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio seeks to provide a high level of current income, consistent with preservation of capital and intends to achieve its objective through investment in bank loans. Bank loans are business loans that have a senior right to payment to most other debts of the borrower. These loans have historically offered interest rates that offer a premium over prevailing market rates, such as the London Interbank Offered Rate (LIBOR) and are reset on a regular schedule. The strategies for the reporting period were driven by the belief that the economy was stabilizing and that the leveraged loan markets represent a good long-term investment opportunity. As of December 31, 2009 the portfolio was well diversified with positions in 119 issuers across 25 industries. Approximately 4.90% of the portfolio was in second lien loan investments. The largest sector positions in the portfolio were the health care and diversified media sectors. Some of the portfolio’s core positions included health care companies (HCA, Inc. and CCS Medical) and communication companies (Nielsen Finance LLC and Clarke American Corp.).
     The portfolio underperformed the benchmark during the reporting period. The portfolio’s performance was positively impacted by positions within the cable/wireless video and service sectors. However, there were positions held during the period that contributed negatively to the portfolio’s return, including positions whose value was correlated with the deteriorating domestic real estate market which were categorized by Credit Suisse as being in the gaming/leisure sector. Additionally, the portfolio was negatively impacted by being overweight defensive sectors such as health care, cable and utilities which did not rally as strongly as more cyclical industries during the second and third quarters of the year.
     The loan market during the twelve month period ended December 31, 2009 was characterized by unprecedented volatility. The benchmark fell to a low of 61.65 in December only to spend the next twelve months rallying back to 87.41 by December 31, 2009. This volatility was primarily driven by technical factors generated by the turmoil in the financials sector. September of 2008 brought stunning news within the global financial sector and a host of global financial regulators taking monumental efforts to stabilize and restore confidence in the global financial system and economy. This uncertainty and other factors resulted in sellers outnumbering willing buyers and created a systematic deleveraging, particularly in the hedge fund community. This impacted the senior secured bank loan market along with markets for other assets. The dislocation in 2008 finally began to weaken during calendar year 2009 with the technical environment strengthening, forced selling decreasing dramatically and the amount of new issue loans declining while the demand for loans was increasing due to issuers paying down debt through bond exchanges, tender offers and repayments. This increased cash in the market was augmented by new investors finding the depressed trading levels attractive and entering the market pushing the bid prices up. In addition to the improved technical environment, during the summer of 2009, macroeconomic and issuer fundamentals began to show signs of bottoming accompanied by a slight improvement.
     We at Highland Capital think that the next fiscal year will continue to be driven more by defaults and earnings. We believe the collapse during the second half of 2008 and the rally experienced during the first half of 2009 was largely technical in nature but has evolved into a fundamentally driven, credit pickers market. We remain constructive on the asset class and believe good buying opportunities remain for the diligent investors. We believe that the continued stability in the global economic environment will lead to continued stabilization in the loan market. The loan market may continue, however, to bifurcate, with well collateralized loans continuing to trade well and those facing economic and fundamental headwinds trading poorly. Issuers will continue to bring amendments to lender groups in an effort to stay within covenants which we believe will improve the economics of the loans to the lenders.
High Yield Bond Portfolio (managed by Pacific Asset Management)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009 the High Yield Bond Portfolio returned 39.87%, compared to a 58.76% return for its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index.
See explanation of symbol on A-48

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio posted a strong absolute return of 39.87% but underperformed the benchmark. Several factors contributed to the strong performance in the high yield market, including positive technicals, a healthy primary market, and improving economic conditions. Positive technical factors provided increased liquidity to the market. Cash continued to flow into the high yield markets. Inflows into high yield mutual funds and Exchange-Traded Funds (ETFs) set a record, totaling over $31 billion according to AMG Data Services. Many issuers were able to modify the terms of their debt. This allowed companies to push out near term debt maturities and decrease their outstanding liabilities.
     The high yield bond default rate peaked in the fourth quarter at 12.9%. According to Moody’s, defaults are expected to decline “sharply” to 3.3% for 2010. The economic recovery and the improved market conditions have helped contribute to a reduction in default risk. It is this expected decline in the default rate that has led to the increase in risk tolerance and subsequent rally in high yield bonds.
     We actively manage the portfolio using a total return approach. During the first half of the year, we maintained a more defensive posture. This conservative approach served the portfolio well during the first quarter of 2009; however, shortly thereafter, it then detracted from portfolio performance as lower quality securities rallied significantly. During the second half of the year, we gradually moved to a more constructive view as technical factors remained favorable and the economic climate improved. The portfolio’s modest overweight position in cyclical and lower quality issuers provided strong performance results in the fourth quarter of 2009, and enabled the portfolio to outperform the benchmark during the last few months of the year. During the year, security selection continued to positively impact portfolio performance. Specifically, the portfolio holdings in American General Finance Corp. and Ford Motor Co. contributed to the portfolio’s positive performance given the recovery in the financial and automotive sectors. On the negative side, defensive companies like Qwest Communications and Cablevision Systems Corp. underperformed the high yield market and detracted from the portfolio’s relative performance.
     We at Pacific Asset Management continue to focus on high income generation and capital preservation. We seek securities that offer the highest yields for their risk profile. We have positioned the portfolio to benefit from the economic recovery underway and the positive technical factors in place. As a result, the portfolio remains modestly overweight in more cyclical sectors and lower rated quality securities. Although we remain optimistic about the economic recovery, we are cognizant of the economic headwinds including a high level of unemployment, a weak housing market, and the prospect of higher interest rates.
Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Inflation Managed Portfolio returned 20.80%, compared to a 11.41% return for its benchmark, the Barclays Capital U.S. TIPS Index and a -2.20% return for the Barclays Capital U.S. Government Bond Index.
See explanation of symbol on A-48

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Exposure to agency MBS was positive for the portfolio’s performance as the success of the Fed’s MBS Purchase program drove yield premiums over Treasuries to tighten. An allocation to high quality consumer ABS added to annual performance as these bonds also rallied amid strong government policy support. Corporate bonds, especially an emphasis on bonds of financial companies, added to performance over the year and were among the best performing fixed income assets for all of 2009. Exposure to Japanese Inflation-Protected Bonds (ILBs) added to annual performance amid continued government support. An underweight position to shorter maturity TIPS detracted from returns as real yields declined on better than expected economic data. The portfolio’s benchmark total duration stemming from U.S. nominal bonds, also detracted from performance over the year as nominal interest rates rose.
     We at PIMCO believe the global recovery is likely to be bifurcated over the next year, with growth relatively robust in China and other emerging markets but more tepid in developed economies. We also believe that deflationary impulses will persist in developed economies, but U.S. style monetary policies will exert inflationary pressure in emerging markets, and that forecasting will be difficult in this setting, so it will be critical to assess a range of outcomes and keep strategies nimble. With regard to the portfolio’s strategy, we plan to target flat to modestly overweight duration, with emphasis on intermediate maturity European interest rates as we believe this exposure currently offers relatively attractive yields with lower potential volatility than a comparable U.S. position. We also plan to retain modest exposure to money market futures in the U.S. as we believe the Fed should tighten the monetary policy more slowly than markets expect, and we look to de-emphasize agency MBS, which currently trade near their most expensive levels ever. Better opportunities to own these securities could arise as the Fed’s mortgage purchase program ends in March.
Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Managed Bond Portfolio returned 21.01%, compared to a 5.93% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio’s overweight position to non-agency MBS and high quality consumer ABS added to the portfolio’s performance during the reporting period as these bonds rallied amid strong government policy support. Corporate bonds, especially an emphasis on bonds of financial companies and high yield credits, added to portfolio performance over the year and were among the best performing fixed-income assets for all of 2009. Municipal bonds were also strong performers in 2009, and also added to portfolio performance. Municipal yield ratios relative to Treasuries moved closer to historical averages after widening dramatically last year. An allocation to emerging market (EM) bonds also added to portfolio performance in 2009. Indices of EM bonds denominated both in U.S. dollars and local EM currencies delivered returns in excess of 20% in 2009. Additionally, exposure to TIPS during 2009 benefited the portfolio’s performance as real yields outperformed their nominal counterparts during the year relative to the benchmark. An overweight position to U.S. duration for part of the year detracted from the portfolio’s returns as Treasury market lagged most other developed bond markets in 2009.
     We at PIMCO believe the global recovery is likely to be bifurcated over the next year, with growth relatively robust in China and other emerging markets but more tepid in developed economies. We also believe that deflationary impulses will persist in developed economies, but U.S. style monetary policies will exert inflationary pressure in emerging markets, and that forecasting will be difficult in this setting, so it will be critical to assess a range of outcomes and keep strategies nimble. With regard to the portfolio’s strategy we plan to target flat to modestly overweight duration, with emphasis on intermediate maturity European interest rates as we believe this exposure currently offers relatively attractive yields with lower potential volatility than a comparable U.S. position. We also plan to retain modest exposure to money market futures in the U.S. as we believe the Fed should tighten the monetary policy more slowly than markets expect, and we look to de-emphasize agency MBS, which trade near their most expensive levels ever. Better opportunities to own these securities could arise as the Fed’s mortgage purchase program ends in March.
Money Market Portfolio (managed by Pacific Asset Management)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Money Market Portfolio returned 0.17%, compared to a 0.21% return for its benchmark, the Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index and a 0.24% return for the Lipper Money Market Funds Index. The current yield measured during the seven-day period ended December 31, 2009 was -0.11%.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. At the beginning of the reporting period, global markets were still in crisis mode. With Lehman Brothers Holdings, Inc.’s collapse fresh in the market’s psyche, the equity markets continued their sell-off into early March. Despite a Fed Funds rate near zero, the government showed it still had more tools to utilize in an attempt to stimulate the economy. On March 18, 2009, the Fed announced a program to purchase up to $300 billion of Treasuries as well as increase its purchases of agency mortgage bonds. This expansive “quantitative easing” announcement led interest rates to drop dramatically. The Federal Open Market Committee (“FOMC”) communicated a consistent message throughout the year that rates would be kept “exceptionally low” for an “extended period of time”. As such, there were no changes in the Fed Funds rate during the year.
     As the capital markets improved, reliance on the government’s emergency programs faded. The Commercial Paper Funding Facility (CPFF) which consisted of loans issued by the Fed to commercial paper issuers, started the year with more than $300 billion outstanding and ended the year with a balance of only $14 billion. The Asset Backed Commercial Paper Money Market Fund Liquidity Facility (AMLF), which was vital to the markets in the months following Lehman’s default, was not utilized for the majority of the fourth quarter. Additionally, in the minutes from their December 2009 meeting, the Fed reiterated that they expected their Treasury and agency purchase program to be completed by the end of the first quarter of 2010. The market’s ability to operate smoothly while these programs expire is further evidence of its continued improvement.
     The trend of reduced commercial paper supply continued in 2009. Total supply peaked in the fall of 2007 at $2.2 trillion and fell to $1.2 trillion at year-end 2009. This reduced supply was somewhat offset on the demand side by declining assets in money market funds. Taxable money market fund assets, as reported by the Investment Company Institute, fell by more than $450 billion in 2009 as an improving economy and low rates triggered flows out of money markets. Given our expectation last year of low rates with no rate increases throughout the reporting period, we at Pacific Asset Management maintained a longer than average maturity profile in the portfolio for most of the year. This allowed the portfolio to realize some of the benefit of the upwardly sloping yield curve. We continue to manage the portfolio with a focus on stability, liquidity, and current income through a consistent, disciplined investment approach emphasizing industry and asset type diversification.
Short Duration Bond Portfolio (managed by Goldman Sachs Asset Management, L.P.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Short Duration Bond Portfolio returned 8.66%, compared to a 0.78% return for its benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed the benchmark for the reporting period. A combination of top-down and bottom-up strategies impacted the portfolio’s returns during 2009. Tactical management of the portfolio’s duration and term structure contributed to returns over the year. Specifically benefiting the portfolio’s returns, were its short positions in the long end of the yield curve and long positions in the front end of the yield curve given the significant steepening in 2009. The portfolio’s cross-sector positioning relative to the benchmark significantly contributed to its returns. The portfolio’s overweight exposure to non-agency MBS was the most significant contributor to performance over the year, followed closely by the portfolio’s overweight exposure to investment grade corporates. The non-agency mortgage market performed very well, rallying 49% from its first quarter 2009 lows. The market was supported by the government’s PPIP and a variety of housing market indicators suggesting overall activity seemed to be stabilizing. The portfolio’s overweight exposure to the corporate sector added to its performance as liquidity returned to the credit markets. Investment grade corporate spreads ended the year just near their 10-year historical averages. Within the portfolio’s bottom-up strategies, selection of super-senior non-agency mortgages was the key driver of its performance over the period, as these securities held significant credit enhancement. Non-agency residential MBS benefited from continued stabilization of fundamentals and increased demand throughout the year. Selection of specific supranational and government guaranteed corporate securities also outperformed during the period and boosted the portfolio’s results. Selection of TIPS benefited returns as breakeven spreads continued to widen. The portfolio also benefited during the reporting period from having exposure to various spread sectors, specifically in the front-end of the yield curve. Selection of lower quality corporate names also contributed to performance, as these securities outperformed their higher quality counterparts, amid the global flight from quality.
     The U.S. economy is still moving in the right direction and forward-looking indicators suggest growth or GDP should continue to improve. In particular, the expansion in manufacturing activity suggests fourth quarter growth could approach 4.0%, which would be well above the 2.7% consensus estimate. In 2010, we believe U.S. growth will depend heavily on the cycle of low interest rates and rising asset prices. Consumer spending accounts for two-thirds of U.S. growth and we think future consumption will depend on what happens with employment and asset prices. Employment is still a weak spot in the recovery. Payrolls have continued to decline beyond the point where previous downturns began adding jobs. With production rising, payrolls declining and hours-worked holding steady, U.S. productivity has climbed to levels that probably cannot be sustained. Unemployment may climb a bit higher, but companies are close to the point where further production increases will require more workers. A significant drop in the unemployment rate seems unlikely in 2010. Large companies remain cautious and continue to use their access to the capital markets to repair balance sheets and to refinance existing debt rather than expand. Small businesses, often a source of employment growth in the early stages of recovery, have little access to capital through either bank loans or the capital markets.
     In our view, if job growth is weak, asset prices will be critical to consumption growth. We believe that the recent rise in spending is directly related to the rally in equities and the signs of a bottom in housing, and that the Fed will be very hesitant to disturb this dynamic by raising rates in 2010. Government policy is already set to become less accommodative as quantitative easing and fiscal stimulus measures wind down. In addition, a rising supply of homes on the market due to foreclosures could push home prices down again over the winter. We think some risk assets may not be fully pricing in this possibility, creating further risks to asset prices.
     We at Goldman Sachs believe the U.S. economy will expand at a year-over-year rate of about 2.7% over the next twelve months, in-line with the consensus. We think growth will come primarily from a continuation of the inventory cycle, modest consumer spending and a rise in business investment.
American Funds Growth Portfolio (Capital Research and Management Company manages the Master Growth Fund)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the American Funds Growth Portfolio returned 38.86%, compared to a 26.46% return for its benchmark, the S&P 500 Index. The American Funds Growth Portfolio (Feeder Growth Portfolio) invests all of its assets in Class 1 shares of the Growth Fund, a
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series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund). The Master Growth Fund returned 39.74% for the same period. The performance for the Feeder Growth Portfolio was slightly lower than the Master Growth Fund due to expenses incurred by the Feeder Growth Portfolio.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund. For the reporting period, the fund outperformed the benchmark. This was a year in which we at Capital Research, manager of the Master Growth Fund, stuck to our knitting in terms of looking for strong companies with good balance sheets and cash flows, particularly in industries we had anticipated would do well in a recovery. The information technology companies in the portfolio had very strong returns. It was also a good year for the portfolio’s holdings in companies in the health care, resources and financial sectors. Among financial companies, the fund particularly benefited from certain stock purchases near the bottom. Investments in consumer discretionary companies also did well. The largest detracting sector from the fund’s performance was industrials.
     We are cautiously optimistic going forward, as the U.S. economy appears to be improving slowly. We will remain focused on companies that we believe have the potential to do well as we continue to recover from last year’s recession. As always, we are committed to scrutinizing companies in the portfolio, as well as potential additions to the portfolio, with an eye toward long-term growth.
American Funds Growth-Income Portfolio (Capital Research and Management Company manages the Master Growth-Income Fund)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the American Funds Growth-Income Portfolio returned 30.74%, compared to a 26.46% return for its benchmark, the S&P 500 Index. The American Funds Growth-Income Portfolio (Feeder Growth-Income Portfolio) invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). The Master Growth-Income Fund returned 31.54% for the same period. The performance for the Feeder Growth-Income Portfolio was slightly lower than the Master Growth-Income Fund due to expenses incurred by the Feeder Growth-Income Portfolio.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund. For the reporting period, the fund outperformed the benchmark. The economic upturn now under way has been fueled by a lessening in the rate of inventory contraction and by the continued funding of government support programs. In such an environment, the investment professionals were able to take advantage of the fund’s flexibility to purchase securities that provided strong returns during the period. Though dividend yield is an important component of the investment strategy, some of the fund’s top holdings had little to no yield but did importantly add to full-year results. The largest detracting sector from the fund’s performance was materials.
     Near term GDP growth should show a sharp rebound, but we would not be surprised to see a period of sluggish growth emerge in 2011. At some point, over-leveraged consumers will need to re-establish equilibrium in their household finances. In the meantime, we at Capital Research, manager of the Master Growth-Income Fund, continue to pay close attention to the companies in which we invest and to rely on our comprehensive research effort in all our decisions. We continue to focus on companies that demonstrate the potential for appreciation and/or dividends.
Comstock Portfolio (managed by Van Kampen)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Comstock Portfolio returned 28.68%, compared to a 19.69% return for its benchmark, the Russell 1000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Relative to the benchmark, the portfolio’s significant overweight position in the information technology sector was the largest positive contributor to its performance. On average during the year, the portfolio held a three times larger weight than that of the benchmark. The portfolio benefited from holdings across the sector, including internet retail, hardware, and semiconductors. In the energy sector, both stock selection and an underweight position aided relative portfolio performance. The sector was among the weakest-performing groups relative to the benchmark for the year, and the
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portfolio’s position has only recently been increased in a small selection of stocks that fit the portfolio’s criteria, mostly integrated oil companies. Stock selection and a slight overweight in the basic materials sector also bolstered portfolio performance, driven mainly by a paper company that restructured its debt and benefited from synergies following an acquisition. In the consumer discretionary sector, where the portfolio holds primarily media stocks, a turnaround in ad spending propelled gains in the portfolio’s returns. Within the health care sector, acquisitions made by Pfizer, Inc. and Merck & Co., Inc. lifted the portfolio’s holdings in large-capitalization pharmaceutical stocks, positively influencing its performance. The financials sector, hampered by stock selection within insurance and diversified financials companies, was the single largest detractor from the portfolio’s performance. Some of the best-performing diversified financial companies during the reporting period were among the worst performers in the previous year. However, we remained cautious about the financial health of many of these companies and only began building the portfolio’s positions in these companies after the credit markets began stabilizing, and we conducted a thorough evaluation of balance sheets.
     Relative to the S&P 500 Index, the portfolio benefited from stock selection in the materials sector; an overweight in the consumer discretionary sector; stock selection and an underweight in the energy sector; and stock selection in the health care sector. However, relative gains were somewhat offset by the negative impact of an underweight position in the technology sector and stock selection in the financials sector.
     During the reporting period, the portfolio’s weighting in the consumer staples sector was significantly reduced. The portfolio’s holdings were trimmed in the technology, materials, and consumer discretionary sectors on strong performance, as we used the proceeds from the consumer staples sector to add to the portfolio’s energy exposure, mostly in integrated oil companies, although the portfolio remains underweight in the energy sector relative to the benchmark. New positions in the industrials sector were added to the portfolio, but the sector overall remains a small weighting within the total portfolio relative to the benchmark. After having no exposure to the utilities sector for some time, one very small position was added to the portfolio, as we have not seen many attractive opportunities here. Finally, in the financials sector, we remain cautious and selective, adding positions to the portfolio at the margins to banks that meet our risk-reward criteria. The managers at Van Kampen continue to position the portfolio from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value. At year end, relative to the benchmark, the portfolio held overweight positions in the consumer discretionary, consumer staples, information technology, materials, and health care sectors and held underweight positions in the energy, financials, industrials, telecommunication services and utilities sectors.
Diversified Research Portfolio (managed by Capital Guardian Trust Company)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Diversified Research Portfolio returned 32.40%, compared to a 26.46% return for its benchmark, the S&P 500 Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the twelve months ended December 31, 2009, the portfolio outperformed the benchmark. Portfolio holdings in The Goldman Sachs Group, Inc. NetApp, Inc., Jabil Circuit, Inc., Cerner Corp., Urban Outfitters, Inc. and Google, Inc. all more than doubled in value which benefited the portfolio’s performance. Goldman Sachs contributed to the portfolio due to resurgent capital markets. Stock selection among technology sector companies benefited the portfolio’s performance; although the portfolio’s underweight position relative to the benchmark was not beneficial to portfolio performance. NetApp beat revenue expectations and saw better margins from a shift in its product mix and positively influenced the portfolio’s performance. Jabil Circuit showed sequential revenue growth late in the year and benefited the portfolio’s performance even though year-on-year comparisons were still negative. Cerner benefited portfolio performance due to government incentives to digitize medical records. Urban Outfitters advanced sharply after dire predictions on consumer spending did not come to pass. Google contributed to the portfolio’s performance on its rise on gains in advertising revenue and hopes for its Android operating system for mobile devices. The portfolio had a smaller position in Exxon Mobil Corp. compared to the benchmark which contributed to relative performance returns for the portfolio, as did the portfolio’s stock selection within the telecommunication services sector.
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     While stock selection among health care companies was a positive influence on the portfolio’s performance, several holdings in the portfolio hampered performance results, as did having an overweight position in the health care sector. Biogen Idec, Inc. fell on fresh concerns over its multiple sclerosis drug, Tysabri, while Celgene Corp. shares were volatile as investors struggled to interpret test results for its cancer drug Revlimid. Stock selection among the industrials sector was also a detractor from portfolio performance, and the portfolio’s cash position was a drag in a rising market.
     During the year, the portfolio’s exposure to energy companies was increased, and new positions were added to the portfolio including Royal Dutch Shell P.L.C., Pioneer Natural Resources Co. and Weatherford International Ltd. The portfolio’s positions in Marathon Oil Corp. and Conoco-Phillips, however, were sold. Positions in the consumer staples companies, including General Mills, Inc. and The Procter & Gamble Co. were added to the portfolio. After reducing or eliminating a number of stocks that hampered results during the year, the portfolio’s weighting in the industrials sector ended the reporting period lower than the prior year. Detracting from portfolio performance were United Parcel Service, Inc., Johnson Controls, Inc., General Electric Co. and United Technologies Corp. The health care sector remained an area of focus. Merck & Co., Inc. and Shire P.L.C. were added to the portfolio while Allergan, Inc. was reduced in the portfolio.
     We at Capital Guardian are thus focused on finding companies that will be able to reliably grow revenues beyond 2010 (over the long-term) as the inventory cycle wanes and the benefits of monetary and fiscal policies fade. The portfolio owns companies that we believe fit this description in the technology sector, where product cycles have revived revenue growth; health care sector, where we expect legislation to provide growth opportunities; and materials sector, where supply bottlenecks and rising global demand for specific products should lead to pricing power.
Equity Portfolio (managed by Capital Guardian Trust Company)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Equity Portfolio returned 35.23%, compared to a 37.21% return for its benchmark, the Russell 1000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the twelve months ended December 31, 2009, the portfolio appreciated in value but did not outperform the benchmark. Stock selection among the industrials sector was the largest detractor from the portfolio’s performance. First Solar, Inc. negatively impacted the portfolio as investors worried about the level of government subsidies and the ability of its customers to finance projects. Iron Mountain, Inc., which specializes in records management and is not as cyclical in nature as other holdings in the industrials sector compared to the benchmark, also detracted from portfolio performance. Stock selection among the financials sector overall negatively impacted the portfolio’s performance as well. The portfolio’s cash position was also a drag on its performance in a rising market.
     On the positive side, shares of The Goldman Sachs Group, Inc., Google, Inc., Cerner Corp. and Apple, Inc. all more than doubled in value, benefiting the portfolio’s performance. Goldman Sachs Group benefited from resurgent capital markets. Google rose on gains in advertising revenue and hopes for its Android operating system for mobile devices. Cerner was helped by government incentives to digitize medical records. Apple experienced a surge in the popularity of its iPhone. American Tower Corp. also benefited the portfolio’s performance, due to the growing ubiquity of mobile browsing and the need for carriers to upgrade wireless infrastructure. De-emphasizing consumer staples stocks in the portfolio helped portfolio performance as the consumer staples sector lagged the rally relative to the benchmark. The portfolio had a smaller position than the benchmark in Exxon Mobil Corp., which was also a plus to the portfolio’s performance, as the stock posted negative returns for the year.
     During the year, the portfolio’s positions were increased in the materials, consumer staples and energy sectors. This included purchases of Monsanto Co., Wal-Mart Stores, Inc. and Schlumberger Ltd. The portfolio’s exposure to consumer discretionary and industrial sector stocks, including Omnicom Group, Inc. and United Parcel Service, Inc. was reduced. Within the technology sector, the portfolio’s position was trimmed in Yahoo, Inc. and Google while Juniper Networks, Inc. was added to the portfolio. In the health care sector, Aetna, Inc. was added to the portfolio and Genentech, Inc. and Gilead Sciences, Inc. were sold in the portfolio.
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     We at Capital Guardian are focused on finding companies that will be able to reliably grow revenues beyond 2010 (over the long-term) as the inventory cycle wanes and the benefits of monetary and fiscal policies fade. The portfolio owns companies that we believe fit this description in the areas of the technology sector, where product cycles have revived revenue growth; health care sector, where we expect legislation to provide growth opportunities; and materials sector, where supply bottlenecks and rising global demand for specific products should lead to pricing power. Technology stocks compose over one-quarter of the Portfolio — a smaller portion than the benchmark but still the largest portion than any other sector.
Equity Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Equity Index Portfolio returned 26.36%, compared to a 26.46% return for its benchmark, the S&P 500 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of its benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the twelve months ended December 31, 2009, the portfolio underperformed the benchmark. The portfolio, in accordance with its investment strategy, was positioned to match the risk characteristics of the S&P 500 Index throughout the reporting period in accordance with its passive investment strategy.
     All ten sectors in the benchmark recorded positive returns for the twelve month period. The information technology sector was a top performer followed by the materials and consumer discretionary sectors. During the year, the least positive performing sectors were the telecommunication services and utilities sectors. We at BlackRock believe that the portfolio met its objective of closely tracking the return of the benchmark.
Focused 30 Portfolio (managed by Janus Capital Management LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Focused 30 Portfolio returned 50.43%, compared to a 37.21% return for its benchmark, the Russell 1000 Growth Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year, mid-capitalization stocks easily outpaced small- and large- capitalization stocks which performed similarly. Growth-style indices also outperformed value indices, as information technology was easily the best performing sector within the benchmark, followed distantly by the telecommunication services sector. The consumer staples and utilities sectors were relative laggards. Commodities generally were strongly higher during the year led by industrial metals and crude oil. Natural gas finished the reporting period with modest losses. Gold futures also touched record highs in December.
     For the twelve months ended December 31, 2009, the portfolio outperformed the benchmark. Holdings within the consumer staples, information technology and telecommunication services sectors were the largest contributors to the portfolio’s relative performance results. In terms of detractors, the portfolio’s holdings within the financials, health care and industrials sectors provided the largest drag on the portfolio’s relative results in 2009.
     Apple, Inc. topped the individual list as contributing to the portfolio’s performance. The company has been a winning position for the portfolio for much of the year. It has been gaining market share in the personal computer (“PC”) market during a period of soft economic growth. Its iPhone and other portable devices have been market leaders as well. We believe Apple is still early in its market share gains, particularly in the high-end PC market. We also think its iPhone will remain a dominant device in the smart phone wireless market, an area we think will continue to expand. VistaPrint N.V. was another top contributor to the portfolio’s performance during the year as the online printing company continued to post strong quarterly results. The company leverages its scale advantage to deliver low cost printing services to its customers in what is a highly fragmented market. VistaPrint’s technology has allowed the company to fill customer orders at a lower price than its competitors while maintaining relatively high margins. Wireless tower company Crown Castle International Corp. continued to be a top performer for the portfolio and added to the portfolio’s performance amid growing need for mobile phone companies to expand/upgrade wireless network capacity due to rising demand for data transmission. We think growing smart phone usage will continue to be a driver of this trend and that Crown Castle is well positioned to benefit as it will likely translate into more tenants on each of the company’s towers.
     Biopharmaceutical company Gilead Sciences, Inc. was the largest individual detractor from the portfolio’s performance during 2009 amid uncertainty surrounding health care reform. Despite this uncertainty, we believe Gilead has a strong differentiated drug franchise with its HIV-fighting drug Truvada. We also think the market for this drug is large and growing given indications of increased effectiveness when used earlier in treatment. The remaining top detractors from the portfolio’s performance included positions we exited during the year in favor of our higher conviction names or better opportunities elsewhere. FedEx Corp. and Switzerland-based bank investment manager UBS A.G. were among the list that detracted from portfolio performance. Wells Fargo & Co., a national bank, was weak early in the year amid concerns over its capital needs, negatively impacting the portfolio’s returns. We liked Wells Fargo given our belief that it would be a survivor of the credit crisis. However, we decided to exit the position because of the potential for problems with parts of its loan portfolio and the possible need for additional capital. We felt there were better opportunities than Wells Fargo within the financials sector. First Solar, Inc. also declined during the reporting period and detracted from the portfolio’s performance. The company designs and manufactures solar modules using a thin film semiconductor technology. We were attracted to the low cost manufacturer, but recent long-term contracts it signed clouds its sales prospects and profitability in our view. The portfolio’s position was eliminated given this lack of transparency.
     In terms of positioning, as of the end of the year, the portfolio was overweight the financials and information technology sectors while underweight the consumer-related sectors and the industrials sector. We continue to focus on businesses we believe have multi-year opportunities to grow market share and improve margins. Overall, we have been favoring higher quality, less cyclical names in the portfolio. These are companies we view as having clean balance sheets and strong cash flows and being typically less economically sensitive.
     We at Janus believe the U.S. economy continues to face challenges, despite economic data continuing to point to a recovery. While a collapse of the financial system has been averted, the foundations for a recovery in the U.S. are lacking in our view. Unemployment and underemployment remain big concerns. Banks still seem reluctant to lend and falling commercial real estate values appear to be a drag on lending growth. We believe the developing world, particularly East Asia, South America and the Middle East, is showing strong growth in corporate and consumer spending sectors. In
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addition, strong government and private sector balance sheets seem capable of driving continued growth despite weakness in the U.S. and Western Europe. That said, we are concerned that many stock valuations at year end reflected optimistic assumptions about the economic environment. We favor companies that we think have a distinct competitive advantage, that demonstrate earnings growth potential but that may not be recognized by market investors, and whose performance is more likely to be driven by company-specific fundamentals than the macroeconomic environment. Many of the portfolio’s holdings have taken advantage of dislocations in the financial markets and real economy to improve their competitive positions. We believe that this positions the holdings well so that they are able to drive market share and profitability gains in most any economic environment.
Growth LT Portfolio (managed by Janus Capital Management LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Growth LT Portfolio returned 37.28%, compared to a 37.21% return for its benchmark, the Russell 1000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year, growth-style indices outperformed value indices, as information technology was easily the best performing sector within the benchmark, followed distantly by the telecommunication services sector. The consumer staples and utilities sectors were laggards relative to the benchmark. Commodities generally were strongly higher during the year led by industrial metals and crude oil; natural gas finished the year with modest losses. Gold futures also touched record highs in December.
     During the twelve months ended December 31, 2009, the portfolio slightly outperformed the benchmark. The portfolio’s outperformance compared to the benchmark during the year was largely driven by stock selection within the consumer staples and telecommunication services sectors. Weak performing selections within the health care and consumer discretionary sectors weighed on relative portfolio results, as did the portfolio’s modest underweight position in the information technology sector. Less economically sensitive names were added to the portfolio that we believe can perform well under a range of macroeconomic outcomes. Based on our bottom-up fundamental research, the portfolio was overweight the financials and energy sectors, while underweight the consumer discretionary, technology and health care sectors. We continue to focus on companies that don’t require a strong cyclical rebound to generate solid results.
     Anheuser-Busch InBev N.V., the world’s largest brewer, continued to de-lever its balance sheet and benefit from a number of operational efficiencies and market share gains. The stock has been a strong performer, benefiting the portfolio’s performance, and we continue to like the company’s long term prospects and strong brands. However, the number of shares in the portfolio was trimmed significantly to manage the exposure as the stock has outperformed. Apple, Inc. remained a top performer, contributing to the portfolio’s performance, as the company continues to gain share in the PC space and remains a key player in the smart phone market with its iPhone. The product cycle has been robust and customers seem to be centering much of their digital lives on Apple products. We like the company’s durable franchise, long-term growth prospects, and multiple ways to win in various economic environments. Wireless tower company Crown Castle International Corp. also performed well during the year, positively influencing the portfolio’s performance. We believe the company will continue to benefit from wireless carriers’ need to improve their networks given the demands generated by high data usage by smart phones. We like Crown Castle’s relatively stable and historically predictable cash flows and its strong position in a market characterized by high barriers to entry.
     UnitedHealth Group, Inc., a managed care company, was negatively impacted for most of the year and detracted from the portfolio’s performance. The health care debate in Washington D.C. hurt the entire group of managed care companies. While we think the company can add a lot of value in a world of more consumer directed health care, the portfolio’s position was trimmed throughout the year, and we continue to monitor the legislative developments. Casino owner MGM Mirage was negatively impacted, detracting from the portfolio’s performance, by its leveraged balance sheet during a time of tight credit and declining fundamentals in the gaming industry. We sold the portfolio’s position in the first quarter of 2009 as weakening conditions in Las Vegas and balance sheet concerns led us to re-consider the portfolio’s investment thesis. A difficult credit environment provided a
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negative backdrop for electric utility company The AES Corp. earlier in the year, as during the reporting period investors generally shied away from companies with leverage on their balance sheet. While AES has historically earned returns above its cost of capital, the portfolio’s position was sold in favor of opportunities with better risk/reward profiles.
     The market’s continued strength during the latter part of the year was largely fueled by improving economic conditions and generally better-than-expected corporate earnings reports. Despite many indices closing near the highs of the year, the sustainability of this rally, the U.S. economic recovery, and the improving corporate earnings picture remain uncertain. While we do not invest based on a macroeconomic forecast, there are a number of factors we are watching that could provide clues to the pace of future economic growth. We believe that the continued healing and overall health of the financial system remain critical given the implications this has for credit availability and business and consumer spending. The Fed’s exit strategy from quantitative easing and loose monetary policy, as well as the ballooning fiscal budget deficit and rising sovereign debt represent structural challenges for the economy. It is our opinion that the Fed has a difficult task in determining when to unwind its support for the housing market and the financial system without spurring an increase in inflation or negatively impacting economic growth.
     The portfolio’s strategy is to invest in companies that demonstrate earnings growth potential that may not be recognized by the market at large, and given this uncertainty, we at Janus are focusing on investments we think can weather a potentially bumpy path from here and have proven their ability to generate value over the long-term. These include companies we believe will grow with or outgrow their end markets through organic market share gains or by acquiring weaker franchises. While the portfolio is not immune to adverse economic conditions, we think focusing on investments that have multiple ways to succeed over the longer term will help us successfully navigate this uncertain period.
Large-Cap Growth Portfolio (managed by UBS Global Asset Management (Americas) Inc.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Large-Cap Growth Portfolio returned 40.50%, compared to a 37.21% return for its benchmark, the Russell 1000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. UBS assumed management of the portfolio on May 1, 2009. During the period, the portfolio outperformed the benchmark. We focused on adhering to our investment discipline, seeking to identify and invest in three diverse sources of growth and emphasizing the management of our risk budget. As fallout from the severe declines of U.S. equity markets in late 2008 through early 2009, companies that possessed high value-creating business models and where we anticipated many years of growth greater than the nominal GDP were priced as if they would reach their mature growth stage in one to three years. Consistent with our discipline of identifying mis-priced dominant global growth companies, we used the selloff as an opportunity to add to the portfolio some of the highest conviction stocks. The portfolio benefited from this positioning as many of these companies experienced large gains.
     Stock selection accounted for the majority of the portfolio’s outperformance compared to the benchmark. In particular, the portfolio’s positioning within the health care and consumer discretionary sectors saw the largest gains in the portfolio. Within health care, shares of Alcon, Inc. benefited the portfolio’s performance as the sale of the majority of the company to Novartis A.G. became evident. In addition, Allergan, Inc. the maker of Botox, was rewarded as the firm continued to exceed expectations and was a positive influence on the portfolio’s performance. While consumers were confronted with headwinds, such as high unemployment and debt levels, we were able to identify companies in the consumer discretionary sector that continued to gain market share and grow their revenue compared to the benchmark. Notably, Amazon.com, Inc. and priceline.com, Inc. both positively impacted the portfolio’s performance during the period as the continued shift towards online retail was reflected in their earnings results.
     While stock selection as a whole was a positive influence on the portfolio’s performance, the one area of weakness in the portfolio was within the materials sector. As commodity prices rebounded from their lows, many investors sought to take advantage by investing in companies that are highly levered to a cyclical recovery. We at UBS largely avoided those types of companies and focused on firms within the chemicals industry such as Monsanto Co. and Praxair, Inc., which did not observe their share prices rewarded to the same degree and detracted from the portfolio’s performance.
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Nonetheless, the portfolio remained overweight in these holdings as we believed the market was and is currently underestimating its future earnings growth and profitability potential.
     As mentioned above, stock selection was the primary driver of outperformance of the portfolio during the period. Our sector allocation however, was also a benefit to the portfolio’s performance compared to the benchmark during the period. Outperformance of the portfolio was driven by underweight positions in the consumer staples and industrials sectors, both of which lagged the overall market compared to the benchmark; however, this outperformance was offset slightly by overweight positions in the energy and consumer discretionary sectors, which detracted from portfolio performance relative to the benchmark.
Large-Cap Value Portfolio (managed by ClearBridge Advisors, LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Large-Cap Value Portfolio returned 23.13%, compared to a 19.69% return for its benchmark, the Russell 1000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. We utilize an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models that we can understand; companies with sustainable competitive advantages; and stocks capable of generating superior returns across a range of potential scenarios. We place a heavy emphasis on higher certainty of near and medium term cash flows, while heavily discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.
     The year 2009 was marked by government actions that focused on two areas requiring immediate attention — the financial system and the housing market. Government injections of capital into the largest financial institutions and the subsequent stress tests have helped restore investors’ confidence. This enabled banks to raise capital in the equity markets and repay some of the emergency financing through TARP. The portfolio participated in several of these equity offerings. While the banks face many challenges in the near term, we believe they offer attractive return potential for long-term investors.
     During the year, we identified multiple opportunities to establish positions in high quality franchises at very attractive valuations. Some of the new additions to the portfolio included Merck & Co., Inc., Pfizer, Inc., The Procter & Gamble Co., Hewlett-Packard Co. and State Street Corp. These companies have established well-understood business models, leading market positions, solid balance sheets, and strong cash flows. During the reporting period, the portfolio took profits in stocks where valuations became less compelling. A good example of that would be Scripps Networks Interactive, Inc., a very strong franchise, but trading at a less attractive valuation. Not everything worked. Conversely, we sold Avery Dennison Corp. and E.I. du Pont de Nemours & Co. close to the bottom only to see them more than fully recover in the subsequent months, and therefore, detracted from portfolio performance.
     On an absolute basis, the portfolio exhibited positive returns in all sectors of the market. The portfolio’s outperformance relative to the benchmark during the year was mainly attributable to security selection. Specifically, stock selection in the energy and consumer staples sectors made significant contributions to the portfolio’s relative performance, while stock selection within the consumer discretionary and health care sectors detracted from portfolio performance.
     Relative to the benchmark, overall sector allocation detracted moderately from the portfolio’s performance during the reporting period. In particular, the portfolio’s overweight position in the consumer staples sector and underweight position in the financials sector detracted from performance. The portfolio’s overweight position in the consumer discretionary sector and its underweight position in the utilities sector helped relative performance. In terms of individual portfolio holdings, leading absolute contributors to performance for the period included News Corp. (Class A), Dish Network Corp., JPMorgan Chase & Co., Scripps Networks and International Business Machines Corp. Stocks that detracted from performance during the year included News Corp. (Class B), Aflac, Inc., DuPont & Co., Exxon Mobil Corp. and General Electric Co.
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     Relative to the benchmark, the portfolio is currently significantly overweight in the consumer staples sector. We at ClearBridge believe these companies can generate good returns due to their strong franchises, brands, balance sheets and positive cash flow characteristics. Within consumer discretionary sector, we believe media companies with strong franchises and solid balance sheets, such as Time Warner, Inc. and Dish Network, should benefit from an eventual economic recovery. In the financials sector, the portfolio remains overweight certain property and casualty insurance companies with strong balance sheets that we feel should benefit from the financial distress experienced by their competitors. The portfolio reduced its underweight position in credit-sensitive financials by adding a position in State Street. Furthermore, depressed valuations surrounding patent expirations, consolidation, and regulatory reform created several opportunities within large-capitalization pharmaceuticals, including Pfizer, Merck, and Roche Holding A.G.
     While the recent stock market rebound anticipates some level of economic recovery, we remain optimistic that investors with multi-year time horizons will benefit from current and future opportunities.
Long/Short Large-Cap Portfolio (managed by Analytic Investors, LLC/J.P. Morgan Investment Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. This portfolio is co-managed by Analytic Investors and JP Morgan. For the year ended December 31, 2009, the Long/Short Large-Cap Portfolio returned 27.56%, compared to a 26.46% return for its benchmark, the S&P 500 Index. Due to market conditions which caused increased costs of executing short sales, borrowing securities and financing short positions, the managers stopped engaging in short selling of securities in November 2008, resuming such strategy on May 1, 2009.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The following discussions are from each of the co-managers, Analytic and JP Morgan, respectively.
Analytic Investors
     While the Analytic Investors managed segment of the portfolio was generally able to add value throughout most of 2009, the portfolio’s model struggled during the third quarter as factor payoffs rapidly reversed during the massive risk trade which saw low quality, high beta (high risk) stocks rally. Historically, we have struggled to add value during inflection points where investor preferences, and hence factor payoffs, change quickly. Nonetheless, these periods tend to be brief, and we have historically gone on to add value over the ensuing cycle.
     For the reporting period, the segment of the portfolio managed by Analytic Investors underperformed the benchmark. It is important to note that the portfolio temporarily switched from Analytic’s long/short strategy, to a long-only strategy during November 2008 until May 2009.
     Our process is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. An emphasis on companies with positive asset utilization and above average cash flow-to-price ratios contributed positively to the portfolio’s performance as these factors were rewarded by investors during the year. However, positive tilts toward companies with above average growth in equity and high interest coverage detracted from overall portfolio performance, as these characteristics were penalized by investors over the reporting period. A de-emphasis on companies with attractive financial leverage and above average price momentum contributed positively to the portfolio’s performance as investors penalized these measures during the reporting period, while negative tilts on companies with high trading volume and attractive growth in market detracted from portfolio performance, as these characteristics were rewarded by investors during the year.
     The portfolio’s top equity performers were long positions in Corning, Inc. (an American based glass manufacturer), AmerisourceBergen Corp. (a wholesale drug company) and Ashland, Inc. (a specialty chemical company) which boosted the portfolio’s relative performance over 1.0% during the reporting period. Short portfolio positions in Apple, Inc. (a designer and manufacturer of computer software and electronics), Google, Inc. (an internet search engine) and The Hartford Financial Services Group, Inc. (an investment and insurance company) detracted from the portfolio’s relative performance.
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     We at Analytic Investors believe that the portfolio is well positioned as the risk trade appears to be reversing and more quality oriented factors, along with price momentum, are beginning to have positive payoffs. This reinforces our belief that, in spite of a brief relapse in December, investors are slowly migrating away from the riskier, beaten-down companies that drove the rally during much of 2009 and toward companies with sound balance sheets and valuation measures.
JP Morgan
     For the reporting period, the segment of the portfolio managed by JP Morgan outperformed the benchmark. Over the twelve month period, sources of excess returns were diversified, with fourteen of the portfolio’s twenty proprietary sectors making a positive impact on the portfolio’s performance. Long positions in the portfolio were the primary drivers of returns, but short positions also made a positive impact on the portfolio’s performance. Basic materials, energy and industrial cyclical sectors were the best performers of the year, while autos and transportation, retail and insurance sectors detracted modestly from the portfolio’s performance. In the fourth quarter, media and industrials sectors helped the portfolio’s performance, while the capital markets and consumer cyclical sectors detracted from the portfolio’s performance.
     To look back at performance in 2009, we must first briefly revisit the events of late 2008. The portfolio’s defensive posture in 2008 enabled it to hold up modestly well during that turbulent year. However, entering the fourth quarter of 2008 and with the impact of the financial crisis spreading to all areas of the economy, the dislocation in the market caused valuation spreads between cheap and expensive stocks to widen to record levels. At this time, we began to slowly introduce more risk into the portfolio by buying many of the depressed stocks at the forefront of the market sell-off. This theme of incremental risk-taking continued into 2009, particularly as the market fell precipitously until early March. Baskets of cheap and out-of-favor stocks were added to the portfolio in order to gain exposure to this depressed group, while controlling overall risk during a period of extreme volatility which proved beneficial to the its performance. Hence, the number of holdings in the portfolio increased beyond the upper range of historical standards.
     Risk in the financials sector was added to the portfolio, increasing positions in the remaining brokers, The Goldman Sachs Group, Inc. and Morgan Stanley, while staying underweight in regional banks and large, universal banks (money centers). We believed that these brokers were adequately capitalized and had less exposure to consumers than their larger banking peers, giving them greater potential to gain market share and outperform the benchmark. This position paid off nicely in 2009 as Goldman Sachs and Morgan Stanley recovered due to increased activity in the capital markets, much improved earnings and more favorable market sentiment. We still like both stocks; however, we have reduced the positions in the portfolio and moved the capital to other financials sector stocks, such as money centers. Elsewhere, the portfolio’s position in copper and gold miner Freeport-McMoRan Copper & Gold, Inc. was increased in late 2008 to early 2009 as we looked to regain the portfolio’s exposure to commodity-linked stocks, an area that was sold from the portfolio in mid-2008 as steel prices peaked and subsequently fell fast as demand all but disappeared. Copper then became the preferred commodity due to demand from China, whose economy was poised to continue above-average growth, in addition to a long-term secular shift in supply and demand that favored copper producers. The portfolio’s long position in Freeport McMoRan was paired with a short position of an aluminum producer that appeared to be expensive and seemed likely to come under pressure due to a global oversupply of aluminum. This trade added value to the portfolio in 2009 as copper prices recovered strongly and aluminum prices lagged, leading us to reduce the Freeport McMoRan position and to cover the aluminum stock. Exiting commodities in the portfolio in mid-2008 and then re-entering in early 2009 helped the portfolio’s performance.
     Also within basic materials, The Dow Chemical Co. was slowly added to the portfolio in early 2009 after its acquisition of specialty chemical company Rohm & Haas Co. Saddled with debt from the acquisition, investors began pricing Dow for bankruptcy, a view we did not share, due to Dow’s valuable assets that could have been liquidated, if necessary. Dow contributed to the portfolio due to the fact that it was purchased when prices were low. As it recovered from its lows, we continued to hold onto the stock for its attractive valuation and potential synergies with Rohm & Haas.
     The portfolio’s position in the transportation sector detracted from the portfolio’s performance. Railroad stocks traditionally have benefited from being a more efficient and inexpensive way to transport goods and commodities, and for their strong pricing power and solid management. However, lower freight volumes during the recession and talks in Washington, D.C. about tighter regulation posed headwinds for the sector in 2009. One of our favorite names, Norfolk Southern Corp., was a top detractor from portfolio performance during the year, with a smaller position in Union Pacific Corp. also detracting from performance. Meanwhile, being short the trucking industry with weakness in trucking stocks was not enough to offset these losses in the portfolio. We still believe in the secular strength of the rail industry, and Norfolk Southern, one of the best-run companies in the industry, and it continues to be one of the largest overweight positions in the portfolio. Lastly, the technology sector has been a consistent theme for some time now, and being overweight in the hardware and network technology sectors positively impacted the portfolio’s performance during the year. Hewlett-Packard Co., however, lagged peers within the hardware sector, such as Apple, Inc., where a small underweight position was also a drag on the portfolio’s performance. We used the relative weakness in Hewlett-Packard’s stock price to slowly add to it over the year, making it the portfolio’s most overweight position on expectations that a rebound in enterprise spending and strict cost controls could serve as catalysts for the stock in 2010. Although this has become more of a consensus view, we remain bullish on technology stocks for their clean balance sheets and operational leverage during a rebound in corporate information technology spending. Additionally, we have since closed the portfolio’s underweight position in Apple and are now neutral on the stock.
     With the extraordinary rebound in equity markets behind us, the question is how should the portfolio be positioned for 2010? Despite the market recovery, equity valuations still look compelling in our view. U.S. stocks continue to appear undervalued based on our forecasts of normalized earnings, and, likewise, look as attractive to Treasuries and corporate bonds than at any time in the 25 years of our investment process.
     Heading into 2010, we at JP Morgan are still cautiously positioning the portfolio for continued improvements in the economy. Lower-quality stocks that were so cheap just a year ago have run tremendously hard, far outpacing larger and higher-quality names. These larger, less levered stocks now look cheap across all sectors, so we have modestly added to these names while trimming higher risk stocks that had worked so well earlier. This move currently leaves the portfolio with a modest size bias. Pair trades (long in one industry and shorting another at the same time) continue to be our
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preferred way to add value in the long position of the portfolio, with individual short positions typically remaining fairly small on average. As of the end of the year, the portfolio was 121% long and 21% short.
Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Main Street Core Portfolio returned 29.36%, compared to a 26.46% return for its benchmark, the S&P 500 Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the twelve months ended December 31, 2009, the portfolio outperformed the benchmark. The portfolio fared particularly well over the first half of the year, when an emphasis on economically sensitive market sectors helped it participate more fully in the early stages of a sustained market rally.
     The portfolio outperformed in seven of the benchmark’s ten market sectors for the reporting period. Through mid-May 2009, the portfolio was managed according to a quantitative process that considered a number of economic and company-specific factors to rank stocks. Because these models had assigned high rankings to companies in economically sensitive industry groups, the portfolio performed well during the early stages of the market rally. The portfolio was overweight in its exposure to the information technology and energy sectors, but the models identified relatively few opportunities in the traditionally defensive consumer staples sector.
     In May, a new management team within Oppenheimer assumed responsibility for the portfolio. As the portfolio was restructured over the next several weeks, it was dramatically reduced in the number of portfolio holdings from more than 500 stocks to less than 75. The portfolio’s position was reduced to the degree to which the portfolio’s sector allocations deviated from those of the benchmark in order to place greater emphasis on our individual security selection strategy. Perhaps most significant, we implemented a bottom-up investment process that combines fundamental research and quantitative models to identify companies that are attractively priced relative to their underlying business prospects. Oppenheimer’s approach seeks companies in which the measurable potential upside is typically at least two times the downside.
     Our new investment process identified a number of winners between May and year-end. For example, electronics innovator Apple, Inc. (at period end, the portfolio’s second largest holding) surged on the strength of popular products, such as the iPhone. Online media giant Google, Inc. more than doubled its stock price as investors looked forward to greater advertising spending in the economic recovery. In the energy sector, an underweight position in laggard Exxon Mobil Corp. and overweight exposure to stronger performing Occidental Petroleum Corp. (at period end, the portfolio’s fourth largest holding) helped to bolster the portfolio’s results. The portfolio also benefited from rising commodity prices through an investment in low-cost metals producer Freeport-MacMoRan Copper & Gold, Inc., which was sold by period end. Relative strength among these investments was offset to a degree by disappointments in other areas, including the consumer discretionary, health care and industrials sectors. Advance Auto Parts, Inc.’s stock price suffered as investors turned to less traditionally defensive stocks despite the retailer’s improving business fundamentals. The portfolio did not own internet retailer Amazon.com, Inc., which posted a sizeable gain for the benchmark. In the health care sector, the portfolio did not own drug developer Schering-Plough Corp., which was acquired by a larger rival, nor did it own construction machinery producer Caterpillar, Inc., which was a strong performer in the industrials sector. In addition, financial company State Street Corp. lagged due to quarterly shortfalls in its foreign exchange and securities lending businesses, which we believe represent temporary setbacks for a high-quality company with more potential for gains than risk of declines. Finally, transaction expenses associated with the transition of the portfolio to our new investment process weighed on its relative performance in 2009.
     As of year-end, we at Oppenheimer have been encouraged by evidence that investors are turning their attention away from beaten-down bargains among low-quality companies and toward businesses with strong fundamentals. Although we manage the portfolio using a bottom-up stock selection process and not according to broad economic trends, it is worth noting that the recovery has been relatively mild, and investors now appear to be
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favoring companies with the underlying strength required to support earnings growth in a sluggish economy. In our judgment, our fundamentals-based approach may be particularly well suited to such an environment.
Mid-Cap Equity Portfolio (managed by Lazard Asset Management LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Mid-Cap Equity Portfolio returned 39.65%, compared to a 40.48% return for its benchmark, the Russell Midcap Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the year, the portfolio benefited from stock selection in the health care sector, as positions in Hospira, Inc., Life Technologies Corp., and Warner Chilcott P.L.C. consistently exceeded earnings expectations during the period. Hospira, a specialty pharmaceuticals and medication delivery company, benefited from its management’s multi-year cost reduction plan, which increased its margins. Life Technologies also benefited from cost savings efforts as a result of merger-related synergies, and has experienced accelerated revenue growth. In addition to strong earnings during the year, Warner Chilcott rose sharply after announcing it would purchase The Procter & Gamble Co.’s global pharmaceuticals business. We at Lazard view the deal favorably, as the purchase price was attractive and Warner Chilcott will likely realize immediate financial and strategic benefits.
     The portfolio benefited from its underweight position and stock selection in the financials sector as it lagged the overall market. Waddell & Reed Financial, Inc. outperformed during the period, as the asset manager outperformed its peers in the difficult environment due to strong performance across key products and a strong distribution network. The company’s most recent earnings were better than expected, benefiting from the management team’s operational improvement plan and a sharp rebound in equity markets. The portfolio benefited from an opportunistic purchase of PNC Financial Services Group, Inc. as well, after its sharp decline in the beginning of the year. PNC performed strongly following the lows reached in March and continued to do so following the completion of the government’s stress tests. The portfolio’s position was eliminated as it reached the valuation target. Ameriprise Financial, Inc. also performed well off of the March lows and, more recently, as investors favorably viewed the news that it agreed to acquire the asset management unit of Columbia Management from Bank of America Corp. The portfolio benefited from an underweight position in the utilities sector as well, as it lagged the overall market considerably.
     Conversely, stock selection in the information technology sector detracted from returns, as wholesale technology distributor Ingram Micro, Inc. and software companies such as NeuStar, Inc. and Symantec Corp., slightly lagged. Despite this, we currently continue to favor these technology holdings due to their low valuations, robust free-cash-flow generation, and strong balance sheets. A low exposure to the semiconductors and semiconductor equipment segment also detracted from performance, as it was the best performing group in the sector due to an improving economic outlook. Stock selection in the consumer staples sector hurt returns, as shares of Molson Coors Brewing Co. declined, despite its positive earnings for the most recent quarter, due to concerns over price competition in Canada. Stock selection in the industrials sector also detracted from returns, as waste collection and disposal company, Republic Services, Inc. lagged due to continued soft volumes in both commercial and residential waste removal. However, the company’s pricing currently remains solid.
     While conditions for investors have continued to improve throughout 2009, we at Lazard believe we will see both new opportunities and uncertainties in the quarters and years ahead. This environment demands that managers rely on forward-looking, fundamental research to make investment decisions. As the economy deleverages and recalibrates, we believe our focus on balance sheet strength, robust organic cash flows, and the resulting operational flexibility will deliver strong results.
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Mid-Cap Growth Portfolio (managed by Van Kampen)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Mid-Cap Growth Portfolio returned 59.33%, compared to a 46.29% return for its benchmark, the Russell Midcap Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. There were few changes made to the portfolio during the downturn of the reporting period, as we believed the high quality companies in the portfolio with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous in 2009, as higher quality names — those with attractive returns on invested capital and strong balance sheets — led for most of the year relative to the benchmark. In 2009, there were many lower-quality, leveraged, cyclical names that rebounded from very low values. Many have characterized 2009 as a low-quality rally—that was not the experience of the portfolio. It was in fact the higher quality names with no debt that led to the portfolio outperforming, on a relative basis, for the first three quarters of the year.
     As it became more apparent the market was not headed for a total meltdown, the recovery broadened across the portfolio’s holdings. While turnover remained low, new names were added to the portfolio, several of them graduating from mid- to large-capitalization stocks, as we found more compelling opportunities. For the reporting period overall, stock selection drove the portfolio’s relative outperformance compared to the benchmark. Stock selection in the consumer discretionary sector had a positive effect on the portfolio’s relative performance due to exposure to the leisure time industry. Stock selection in the technology sector added to the portfolio’s relative gains, although due to its underweight position, it slightly detracted from portfolio performance. Also within the technology sector, computer services software and systems was the leading contributing industry which positively impacted the portfolio’s performance. Additionally, stock selection and an overweight position in producer durables bolstered relative portfolio performance resulting in the commercial services industry outperforming the benchmark.
     Conversely, both stock selection and an underweight position in the materials and processing sector had a negative impact on relative portfolio performance. The primary detractor from portfolio performance was in the building materials industry. Stock selection in the energy sector also underperformed relative to those of the benchmark, despite the benefit of the portfolio’s overweight position in the sector. While none of the portfolio’s energy holdings (largely in the natural gas industry) detracted from relative portfolio performance, they did not perform as well as other industries performed within the overall sector. By comparison, the coal industry, in which the portfolio did not have exposure, experienced a large rebound throughout the year hurting portfolio performance. Stock selection and an overweight portfolio position in the financial services sector dampened the portfolio’s relative performance. Within the sector, the asset management and custodian industry was the leading detractor from the performance of the portfolio.
     As a team, the portfolio managers at Van Kampen do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short-term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio constructed of what we consider to be high quality companies with diverse business drivers not tied to a particular market environment.
Mid-Cap Value Portfolio (managed by BlackRock Capital Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Mid-Cap Value Portfolio returned 29.33%, compared to a 34.21% return for its benchmark, the Russell MidCap Value Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year, stocks of mid-capitalization companies led the way, surging 40.5%. Despite trailing their mid-capitalization counterparts, large- and small-capitalization stocks still closed the year with strong returns, gaining 28.4% and 27.2%, respectively. The benchmark rose 34.21% for the year, led by the consumer discretionary and information technology sectors. The portfolio generated solid absolute performance, but trailed the benchmark as relative strength in the energy, utilities and information technology sectors was overshadowed by weakness primarily in the industrials and consumer discretionary sectors. In addition, while the portfolio is managed to be fully invested at all times, its small cash position detracted from its relative results given the strong upward move in stock prices during the year.
     The improving global economic environment contributed to increased energy demand, particularly from emerging market countries. In response, commodity prices moved higher during the year, benefiting profit margins in the energy sector. Against this backdrop, stock selection among energy exploration & production companies contributed to the portfolio’s performance relative to the benchmark. Portfolio holdings Newfield Exploration Co., Whiting Petroleum Corp. and CONSOL Energy, Inc. were among the standout individual performers boosting portfolio performance. Given its more defensive characteristics, the utilities sector lagged the broader market. Accordingly, an underweight position, particularly among gas and multi-utilities, benefited the portfolio’s return comparisons. Strong stock selection among multi-utilities, including Xcel Energy, Inc. also added value to the portfolio’s performance. Information technology stocks rallied sharply during the year on expectations that a global economic recovery would stimulate increased technology demand. The portfolio’s outperformance relative to the benchmark in the information technology sector was driven primarily by stock selection and an overweight position among electronic equipment makers and semiconductor companies. Notable contributors to the portfolio’s performance included Tech Data Corp., Anixter International, Inc., Intersil Corp. and Varian Semiconductor Equipment. Associates, Inc.
     Conversely, poor stock selection and allocation resulted in disappointing relative results for the portfolio in the industrials sector. Key areas of weakness in the portfolio’s holdings included machinery producers and road & rail shippers, where profit margins were pressured by the still sluggish economy. Terex Corp., a manufacturer of equipment used in infrastructure construction and mining, and railway shipper Norfolk Southern Corp. were among the most significant individual detractors from portfolio performance. Consumer discretionary stocks bounced back from depressed levels on improved corporate earnings and expectations that the worst of the recession was behind us.
     The consumer discretionary sector was the strongest-performing sector within the benchmark, gaining over 71% in 2009. While portfolio holdings generated strong absolute returns, they underperformed their benchmark counterparts. The portfolio’s performance shortfall was most pronounced within the media and Internet-related areas. Relatively limited exposure to Ford Motor Co. also had a negative impact on portfolio return comparisons. Shares of the automaker jumped 145% as the company avoided a government bailout and benefited from a strong rebound in car sales due to the “Cash for Clunkers” program.
     At the close of the year, the most notable sector positions relative to the benchmark included moderate overweight positions in the information technology and consumer discretionary sectors, and underweight positions in the financials and telecommunication services sectors.
     Looking ahead, we at BlackRock Capital believe the portfolio is well positioned for what we expect to be an environment where economic growth is above trend, but below levels typically seen following a recession. While lending activity remains constrained and we believe that unemployment will continue to hinder growth in the near term, overall economic conditions are improving and we look forward to corporate profits growing at a healthy pace in 2010. Accordingly, we remain focused on identifying attractive investment opportunities on a stock by stock basis, with a focus on those mid-capitalization companies with significant operating leverage, and trading attractive valuations.
Small-Cap Equity Portfolio (managed by Vaughan Nelson Investment Management, L.P.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Small-Cap Equity Portfolio returned 30.22%, compared to a 20.58% return for its benchmark, the Russell 2000 Value Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio’s bottom up, value oriented strategy of focusing on higher quality companies with “unencumbered” assets (generally companies not encumbered by dependence on the credit markets and whose businesses were not skewed by easy credit policies) trading at or below the market, benefited its performance during the crisis and subsequent recovery.
     During the year, the portfolio produced a strong return and outperformed the benchmark, driven largely by stock selection. The majority of the portfolio’s outperformance was driven by the financials sector, where an underweight position in the weaker regional banks aided results as did outperformance from the banks held and strong performance from thrift holdings. Early in the year, the portfolio’s positions in the utilities sector contributed to its performance results, and during the second half of the year, it was its minimal exposure to the poor performing utilities sector that benefited the portfolio’s performance. Also contributing to the portfolio’s performance, were stocks held in the industrials sector led by strong performance of Bucyrus International, Inc. in the machinery sub-sector. The consumer discretionary sector was the largest detractor from the portfolio’s performance results as encumbered, lower quality companies that did not meet the portfolio’s investment criteria, led the rally early in the year.
     The portfolio’s stock selection in the technology sector also negatively impacted its performance, as the portfolio was less cyclically positioned than the benchmark. Weakness in Owens-Illinois, Inc. in the packaging sub-sector and other stocks in the chemical and forest products sub-sectors also led to portfolio’s underperformance in the materials sector compared to the benchmark for the year.
     Now that short and medium term oversold conditions have abated, we at Vaughan Nelson expect strong stock performance to be narrowly focused, and anticipate continuing the reduction of the number of portfolio holdings. We continue to focus our intensive fundamental research process on companies with strong returns on capital and strong or improving balance sheets trading at a discount to their intrinsic value.
Small-Cap Growth Portfolio (managed by Fred Alger Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Small-Cap Growth Portfolio returned 47.44%, compared to a 34.47% return for its benchmark, the Russell 2000 Growth Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the past year, we at Alger have maintained a consistent investment philosophy and process: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing positive dynamic change. On the whole, our growth stock philosophy helped the portfolio’s performance as small-capitalization growth stocks, as measured by the benchmark, outperformed small-capitalization value stocks, as measured by the Russell 2000 Value Index.
     During the reporting period, the largest weightings in the portfolio were in the information technology and energy sectors. The largest overweight sector in the portfolio during the reporting period was in utilities while the largest underweight sector during the reporting period was in health care. Relative outperformance compared to the benchmark stemmed from the information technology, telecommunication services, and utilities sectors which were the most important contributing sectors to the portfolio’s performance. Sectors that detracted from the portfolio’s performance included consumer discretionary, health care, and materials sectors.
     Among the most important relative contributors to the portfolio’s performance were VistaPrint N.V., SBA Communications Corp., Taleo Corp. (Cl A), GSI Commerce, Inc., and Pegasystems, Inc. Conversely, detracting from overall results on a relative basis were First Commonwealth Financial Corp. (Pennsylvania), Meridian Bioscience, Inc., Microsemi Corp., Human Genome Sciences, Inc., and Titan Machinery, Inc.
Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Small-Cap Index Portfolio returned 28.19%, compared to a 27.17% return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of its benchmark. The performance of the portfolio was slightly higher than the benchmark due to income and unrealized appreciation generated from securities lending activity (See Note 8 in Notes to Financial Statements).
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the reporting period ended December 31, 2009, the portfolio outperformed the benchmark. The portfolio, in accordance with its passive investment strategy, was positioned to match the risk characteristics of the Russell 2000 Index throughout the reporting period.
     Nine of the ten sectors in the benchmark recorded positive returns for the twelve month period. The materials sector was the top performer followed by the consumer discretionary and information technology sectors. During the year, the financials sector was the only sector with negative performance while the utilities and industrials sectors were the least positive performing sectors. We at BlackRock believe that the portfolio met its objective of closely tracking the return of the benchmark.
Small-Cap Value Portfolio (managed by NFJ Investment Group LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Small-Cap Value Portfolio returned 27.18%, compared to a 20.58% return for its benchmark, the Russell 2000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.
A. The portfolio’s return was favorable to the performance of the benchmark which rose 20.58% in 2009. More than half of the positive excess returns of the portfolio can be attributed to favorable issue selection, and a slightly smaller portion to favorable sector strategy. A small cash position (approximately 5%) over the year contributed negatively to the portfolio’s performance. An underweight position in the financials sector contributed to outperformance of the portfolio relative to the benchmark as did an overweight position in the materials sector. The underweighting of the portfolio in the consumer discretionary and technology sectors as well as stock selections among consumer discretionary and materials companies detracted from the portfolio’s relative returns.
     We at NFJ believe four conditions will be foundational for a sustained recovery, 1) changes in monetary policy that foster stable prices, 2) change in fiscal policy that encourages private sector growth exceeding public sector growth, 3) a reduction in protectionist sentiment, and 4) lower corporate and personal income tax rates.
     The portfolio’s strategy is to invest in undervalued companies relative to the market and to use a value investing style. The portfolio’s valuation remains low with above average dividend yield and emphasis on higher quality—visible earnings, balance sheet strength, and consistency in cash flows.
Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Emerging Markets Portfolio returned 84.79%, compared to 78.51% return for its benchmark, the MSCI Emerging Markets Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the twelve month period ended December 31, 2009, the portfolio outperformed the benchmark. Despite ever-shifting markets, our approach to investing in developing markets remains consistent. While prices change, our investment philosophy does not. We are long-term investors in structural growth companies with durable competitive advantage, and we are only interested in these sorts of companies when prices on offers are attractive. This approach lends itself to exclusion of significant swathes of market capitalization.
     In terms of contributors to portfolio performance, a number of holdings within the consumer staples and information technology sectors benefited relative performance versus the benchmark during the reporting period. Positive contributors within the consumer staples sector included Russian food retailer Magnit O.A.O. and Natura Cosmeticos S.A., a Brazil-based company engaged in the manufacturing, distribution and commercialization of cosmetic products. The portfolio’s overweight position to the information technology sector also benefited the portfolio’s relative performance, as it was the second best performing sector within the benchmark during the reporting period. Within the semiconductors and semiconductor equipment subsector of information technology, top contributors to relative performance included Taiwan Semiconductor Manufacturing Co. Ltd. and MediaTek, Inc. Under the Information Technology (IT) services subsector, Infosys Technologies Ltd. outperformed for the portfolio. All of the securities mentioned above were among the portfolio’s top twenty holdings at period end.
     During the reporting period, the financials and materials sectors were the greatest detractors from the portfolio’s relative performance, primarily due to weaker relative stock selection in the case of the financials sector and an underweight position to the materials sector, which was the third best performing sector for the benchmark. A few individual detractors from portfolio performance within the financials sector included HSBC Holdings P.L.C., Yapi ve Kredi Bankasi A.S. and Grupo Financiero Banorte S.A.B. de C.V. within the commercial banks subsector. Elsewhere, Divi’s Laboratories Ltd. in the health care sector underperformed and Orascom Telecom Holding S.A.E. within the telecommunication services sector also disappointed.
     On a country basis, Taiwan, Brazil and China were among the portfolio’s top performers over the reporting period, due to better relative stock selection than the benchmark’s holdings. The portfolio’s overweight position to Russia also benefited its relative performance. In terms of detractors to relative performance, stock selection with regard to Egypt and Turkey hurt portfolio performance. At period end, the portfolio’s top geographical holdings included Brazil, India, Hong Kong, Mexico and Taiwan. While there is a reasonable probability that markets are ahead of improvements in near-term earnings and cash flow, we think the long-term case for emerging markets outweighs the near-term risks of a correction. We at Oppenheimer strive to be investors in terrific companies, not geographies. We want to be participants in franchises with long-tailed growth options and great economics.
International Large-Cap Portfolio (managed by MFS Investment Management)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the International Large-Cap Portfolio returned 33.61%, compared to a 31.78% return for its benchmark, the MSCI EAFE Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the period, the portfolio outperformed the benchmark. Strong stock selection in the retail sector was a major driver for positive portfolio performance relative to the benchmark. Luxury goods maker LVMH Moet Hennessy Louis Vuitton S.A. (France), high-end clothing and apparel retailer Burberry Group P.L.C. United Kingdom (U.K.), and export trading company Li & Fung Ltd. all provided impressive returns over the reporting period and were among the portfolio’s top relative contributors to its performance.
     The portfolio’s underweight position in the utilities and communications sector boosted relative results of the portfolio as this sector significantly underperformed the overall benchmark over the reporting period. No individual securities within this sector were among the portfolio’s top relative contributors.
     Favorable security selection in the technology sector also positively impacted the portfolio’s relative performance. Here, electronics manufacturer Samsung Electronics Co. Ltd. (South Korea) was the standout performer boosting portfolio performance.
     Individual strong-performing stocks in other sectors that contributed to the portfolio’s relative returns included electrical equipment company Schneider Electric S.A. (France), technology consulting firm Infosys Technologies Ltd. (India), financial services firm Standard Chartered P.L.C. (U.K.) marketing firm WPP P.L.C. (U.K.), beverage company Heineken N.V. (The Netherlands), and chemical company Linde A.G. (Germany).
     An underweighted position and, to a lesser extent, stock selection in the financial services sector held back relative performance of the portfolio. The portfolio’s holdings of insurance company Swiss Reinsurance Co. and avoidance of strong-performing financial services firm Banco Santander S.A. (Spain) dampened the portfolio’s relative returns. Stock selection in the basic materials sector was a negative factor for the portfolio’s relative performance. The portfolio’s ownership in flavors and fragrances company Givaudan S.A. (Switzerland) weakened its relative results as this stock underperformed the benchmark. In addition, the timing of the portfolio’s ownership in mining giant BHP Billiton Ltd. (U.K.) and not holding strong-performing Rio Tinto Ltd. (U.K.) also hurt portfolio performance. Security selection in the energy sector also hindered relative portfolio returns. Within this sector, Japanese oil and gas exploration company Inpex Corp. was among the portfolio’s top relative detractors to performance. Elsewhere, household and industrial products maker Kao Corp. (Japan), energy and environmental services company GDF Suez (France), medical device maker Synthes, Inc. (Switzerland), and pharmaceutical and diagnostic company Roche Holding A.G. (Switzerland) negatively affected the portfolio’s relative performance. During the reporting period, the portfolio’s currency exposure was also a detractor from its relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for portfolios we manage to have different currency exposures than the benchmark. We at MFS use a bottom-up investment style involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities.
International Small-Cap Portfolio (managed by Batterymarch Financial Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the International Small-Cap Portfolio returned 30.28%, compared to a 45.07% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In a reversal of a trend that began in the middle of 2007, small-capitalization stocks outperformed large-capitalization stocks for the same period. All regions and sectors had substantial gains for the year with the exception of Japan, whose overall gain was muted with mixed results at the sector level. Of the major regions, the U.K. was the outperformer for the period as reflected in the benchmark; the market is significantly driven by global companies that have been rewarded in the rally. While the recovery is still fragile and consumer confidence and retail sales remain muted, at the end of the period corporate confidence hit a six-year high and Prime Minister Gordon Brown reported that the worst of the recession was over.
     Again as reflected in the benchmark, Japan underperformed the other regions for the period despite outperforming in local currency terms in the second quarter as a result of the government’s economic stimulus. While Japan is highly leveraged to the global economic cycle, business competitiveness has been stymied by sharp appreciation of the Japanese yen. In addition, investors have been skittish about Japan since the election in late August. The new government tightened fiscal policy and originally supported a strong yen, but has become concerned about that strength and indicated it may resort to intervention in the currency markets to slow the yen’s ascent. If the government is successful, this should be positive for the Japanese market, especially exporters.
     Batterymarch’s investment strategy combines sophisticated quantitative techniques and fundamental investment disciplines. Our process focuses first on stock selection and second on the relative weighting of regions and sectors. The portfolio maintains a balance of size and sector across regions through the combination of portfolio construction rules and sector ranks. With respect to stock selection, we rank the relative attractiveness of the investable universe of stocks daily across a number of fundamental dimensions—the same dimensions used by traditional investors. In the early part of the rally in March 2009 through the third quarter, lower-quality names with high debt levels and poor prior performance rebounded sharply, outperforming more fundamentally sound stocks by huge margins. Our preference for high quality stocks that score well across a range of fundamental dimensions struggled in this environment relative to the benchmark. In addition, lower capitalization stocks dramatically outperformed larger capitalization stocks within the benchmark. As the rally broadened out in the last quarter, our stock selection process began adding value to the portfolio and portfolio performance improved substantially. For the fourth quarter, the portfolio returned 1.00% after expenses vs. the benchmark at 0.37%.
     Stock selection for the portfolio in continental Europe was strong, especially in the materials and industrials sectors. Norwegian stock, TGS Nopec Geophysical Co. A.S.A., which provides seismic data and services to the oil and gas industry, dramatically outperformed the benchmark, benefiting the portfolio’s performance for the year due to its more flexible cost structure versus peers and signs of bottoming in industry pricing making its overweight position the biggest contributor to portfolio performance in that region. Another Norwegian holding, Atea A.S.A., also outperformed relative to the benchmark and added to the portfolio’s performance, having won several hardware and software contracts and making a number of acquisitions. The leading contributor to the portfolio overall, on the stock level, was U.K. stock Petrofac Ltd. which provides engineering and construction services for oil & gas projects. The portfolio’s position in Petrofac was overweight, and it significantly outperformed the benchmark for the year as a result of strong backlog growth and cash flow. The impact of region and sector allocation was also a positive influence on portfolio performance, absent the impact of cash, which detracted from the portfolio’s performance in the positive return environment. The underweight to Japan and the overweight to the U.K. were the primary contributors from a region allocation perspective.
     Despite the improvement in relative portfolio performance in the final quarter, for the year, stock selection was mixed at the sector level and detracted overall from the portfolio’s performance. Stock selection in Japan was the most difficult, especially in the consumer discretionary sector. Three Japanese stocks were the three largest detractors from the portfolio’s relative performance for the year. The Okinawa Electric Power Co., Inc. and Kyowa Exeo Corp. were both overweight in the portfolio and underperformed relative to the benchmark, detracting from portfolio performance. Also, detracting from portfolio performance was the overweight position in Promise Co. Ltd., a consumer lending firm, which declined when the Japanese government put a limit on the interest rate they could charge for short-term loans. Selection in the commodity sensitive Australia, New Zealand & Canada region also detracted from portfolio performance, primarily due to an underweight position to gold stocks.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
International Value Portfolio (managed by AllianceBernstein L.P.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the International Value Portfolio returned 28.00%, compared to a 31.78% return for its benchmark, the MSCI EAFE Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. As this phase of the cycle unfolds, we at AllianceBernstein expect the portfolio’s performance to benefit by identifying the likely winners that are often hidden by the fog of uncertainty that pervades the market as it recovers from a period of turmoil, a point highlighted by the unusual degree of dispersion among sell-side earnings estimates. Ultimately, we’ll reach a point in the cycle of solid economic growth and widespread corporate earnings growth across sectors. But this typically takes several years to materialize. In the meantime, we are using our strategy of deep quantitative and fundamental research to find companies whose earnings power and cash generation are being underpriced by the market.
     The valuation gap between the cheapest and most expensive stocks in the market has narrowed since the start of the stock market rally in March, as investors have reassessed the outlook for risky stocks. However, the opportunity for the portfolio to outperform is still very attractive. Valuation spreads remain above average, and the other factors that typically drive outperformance, such as long-term profitability and short-term price momentum, are now much better aligned with attractive valuation, signaling that our style of investing cycle may be approaching an attractive level.
     Even so, while the global economic backdrop has improved, there are still significant risks and we do not expect the market as a whole to rise in a straight line. So the portfolio is currently exposed to a diverse set of risk and return opportunities. For example, the portfolio has significant exposure to many attractively valued, cyclically-sensitive companies, but we are also seeking to exploit changing industry dynamics and focusing on many individual companies that are re-engineering their operations to restore profitability to industry norms.
     In the cyclically-sensitive camp, the portfolio has a position in WPP P.L.C., the global advertising and public relations group, which, like other similar companies, we expect to benefit from the recovery in media spending over the next year or so. WPP is, however, trading at lower multiples than many of its competitors because it has taken on additional debt to expand its market research activities with the purchase of TNS, Inc. in 2008. We believe this expansion strategy, while risky in the short term, will succeed in growing earnings over the long run. Despite already seeing strong performance, we also continue to believe that Adecco S.A., the European recruitment agency, is well positioned to profit from a recovery in the labor market.
     We also expect auto sales to improve as the global economic recovery progresses. Our research indicates that auto sales in North America will start to recover in 2010 as scrap page rates have fallen to unsustainable levels, while emerging markets growth will remain robust.
     In Europe, BMW is preparing to launch promising new products that are likely to bolster its advantage over direct rivals. It is also likely to begin to reap the rewards of heavy investment in fuel efficient technologies. We have, therefore, initiated positions in both companies.
     There are many industries undergoing profound structural changes. In previous quarters, we have highlighted the opportunity in pharmaceutical stocks left behind in the recent stock market rally. In our view, companies such as Sanofi Aventis S.A. and AstraZeneca P.L.C. have responded well to the threat of patent expiry by cutting costs and restructuring and continue to offer good value at today’s depressed prices.
     Overall, as the earnings recovery gathers momentum, we at AllianceBernstein are seeking to concentrate portfolio risk in individual stock positions with the highest return potential. Thus, the number of stocks is beginning to fall, and we are putting more weight behind the highest conviction names.
     An overweight position to the finance and utilities sectors contributed to the portfolio’s performance during the year. Stock selection for the portfolio was strong in the capital equipment and finance sectors. Top contributors to the portfolio’s performance included Nissan Motor Co. Ltd., Petro-Canada and Deutsche Bank. A.G. Nissan Motor Co. Ltd. which advanced as a result of encouraging news about improved business performance in China and also a weakening yen.
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     Stock selection in the telecommunication services sector, including the portfolio’s position in Nippon Telegraph and Telephone Corp., and an overweight to the sector detracted the most from its performance. The telecommunication services sector, relative to the benchmark, lagged the market rally due to its defensive nature. Other individual detractors from portfolio performance included Sumitomo Mitsui Financial Group, Inc., Rio Tinto Ltd. and Stora Enso O.Y.J.
Health Sciences Portfolio (managed by Jennison Associates LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Health Sciences Portfolio returned 27.23%, compared to a 27.25% return for its benchmark, the S&P Composite 1500 Index and a 20.76% return for the S&P Composite 1500 Health Care Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio performed in line with the S&P Composite 1500 Index (its broad-based benchmark index) and outperformed the S&P Composite 1500 Healthcare Index (S&P Healthcare Index) during the twelve months ended December 31, 2009. Ongoing debate about health care reform affected stocks in the health care sector and the portfolio throughout the year. Furious “horse-trading” among Washington policymakers led to various proposals and compromises, but by year-end, working models appeared to be less disruptive to various health care industry constituencies than originally anticipated. The final scope and details remained undetermined at the end of the year, however. Virtually every sector in the S&P Healthcare Index gained ground, with the greatest advances in life sciences tools and services, health care technology, and health care providers and services. Furthermore, essentially every sector in the portfolio advanced as well, benefiting the portfolio’s performance with gains most pronounced in the life sciences tools and services, biotechnology, and health care providers and services sectors.
     The portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Strong stock selection in the biotechnology sector was the chief contributor to the portfolio’s performance relative to the benchmark, led by impressive gains in Incyte Corp. Ltd., Human Genome Sciences, Inc., United Therapeutics Corp., and Vertex Pharmaceuticals, Inc. Incyte added to the portfolio’s performance on positive developments related to two of its investigational hematology/oncology therapies. Human Genome Sciences and partner GlaxoSmithKline P.L.C. announced that their experimental drug Benlysta met the goal of a second late-stage study in treating lupus, increasing the drug’s chances of becoming the first treatment approved in more than 50 years for the hard-to-treat autoimmune disease. United Therapeutics rose on Food and Drug Administration (FDA) approval of Adcirca, the company’s treatment for pulmonary arterial hypertension, a high-blood-pressure disorder. We believe Adcirca could become a treatment of choice based on its once-per-day dosing. Vertex Pharmaceuticals’ chief product candidate is Telaprevir for hepatitis C, an increasingly common and burdensome infectious disease of the liver. Telaprevir has shown best-in-class anti-viral activity and is one of only a few products in the Phase III trial stage with a multibillion dollar market opportunity. Mylan, Inc. which makes both generic and branded drugs, was a key contributor to the portfolio’s performance in the pharmaceuticals sector. It advanced on strong earnings and revenues.
     Pharmaceutical holdings ViroPharma, Inc. and XenoPort, Inc. were notable detractors from the portfolio’s return. ViroPharma plummeted after its lead clinical compound, Camvia (maribavir), failed to meet the primary and key secondary endpoints of a Phase III trial in the prevention of cytomegalovirus (CMV) disease in transplant patients. The portfolio’s position in ViroPharma was sold based on this news. XenoPort declined as the FDA delayed by three months, until February 2010, its marketing approval decision on the company’s Solzira (XP13512) in the treatment of neuropathic pain associated with post-herpetic neuralgia (PHN), a painful complication of shingles affecting nerve fibers and skin. We closed out the portfolio’s position in XenoPort in December.
     In the health care equipment and supplies sub-sector, EnteroMedics, Inc. plummeted, detracting from the portfolio’s performance, after initial analysis of a pivotal study of its Maestro obesity-treatment system failed to meet the trial’s effectiveness goals. Laparoscopically implanted near the diaphragm, Maestro uses electrical impulses in an attempt to limit the expansion of the stomach and thereby produce a feeling of prolonged fullness. The disappointing data cast a shadow over the company’s ability to raise the additional capital necessary to further the clinical evaluation of the system.
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We eliminated the portfolio’s position in Entero in early October. CardioNet, Inc. hurt the portfolio’s performance in the health care providers and services sector. Weakness in shares of the company reflected news that the reimbursement rates paid by its lone regional Medicare carrier would be cut. CardioNet provides ambulatory, real-time, outpatient cardiac-monitoring services. The portfolio’s remaining positions were sold in September.
     We at Jennison strive to construct a well-diversified portfolio that draws on rigorous research and bottom-up stock selection. In all areas, we look for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.
Real Estate Portfolio (managed by Van Kampen)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Real Estate Portfolio returned 32.27%, compared to a 27.99% return for its benchmark, the FTSE NAREIT Equity REITs Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. REITs posted significant declines through mid-March, as share prices appeared to be impacted by negative investor sentiment in response to a continuation of weak economic data and the deterioration of the credit markets. The sector subsequently rallied significantly through year-end on an improved outlook for the economy, strong rallies in the broader equity and debt markets, the overall improvement in the capital markets, and the significant volume of successful REIT equity offerings which allowed companies to de-lever their balance sheets and address upcoming debt maturities. Among the major U.S. REIT sectors, the apartment sector outperformed, the retail sector modestly underperformed and the office sector meaningfully outperformed the benchmark. The apartment stocks outperformed the benchmark, as they were viewed as a safer group within the REIT sector for most of the reporting period due to relatively stronger balance sheets, largely due to their continued access to debt financing from Fannie Mae and Freddie Mac. In addition, the stocks may have been aided by the reduced pace of job losses and the view that employment may turn positive in 2010.
     The portfolio significantly outperformed the benchmark for the reporting period. Bottom-up stock selection and top-down sector allocation were contributors to the portfolio’s returns, though the cash held in the portfolio detracted from its performance. Stock selection was strong in the diversified, apartment, office and shopping center sectors which aided portfolio performance; however, the benefit was partially offset by stock selection in the mall and health care sectors. From a top-down perspective, the portfolio’s performance benefited from the overweight position to the hotel, apartment and diversified sectors and the underweight position to the industrial sector.
     The managers at Van Kampen have maintained their core investment philosophy as a real estate value investor, resulting in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. Our company specific research has led us to overweight the portfolio to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and underweight companies concentrated in the ownership of industrial assets. We believe the REIT market trades at an approximate 25% premium to downward adjusted asset values.
     It is noteworthy that sellers have not yet accepted this level of price declines, resulting in an absence of transactions that has complicated traditional approaches to valuing REIT securities. In addition, property lenders have favored loan extensions over foreclosures, which have further postponed the price discovery process. It is also notable that access to capital significantly differentiates REITs from other real estate owners. With this unique access to equity and debt capital, REITs have gone from being viewed as a sector with questionable prospects in the first quarter of 2009 to the group that may be best positioned to take advantage of acquisition opportunities. Indeed, recent equity issuance from the REITs appears targeted to have put REITs in a position to take advantage of acquisition opportunities that market participants anticipate will emerge over the next couple of years.
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     We believe that at current premium valuations, it appears that the market is anticipating that asset values may not decline as much as previously expected. Current pricing may also reflect the benefits to REITs of having unique access to capital and being able to take advantage of the arbitrage opportunity between public and private valuations by making acquisitions.
Technology Portfolio (managed by Columbia Management Advisors, LLC)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Technology Portfolio returned 52.57%, compared to a 26.46% return for the S&P 500 Index and a 66.86% return for the Merrill Lynch 100 Technology Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed the Merrill Lynch 100 Technology Index but outperformed the S&P 500 Index (its broad-based benchmark index) for the reporting period. Within the Merrill Lynch 100 Technology Index, every industry in the technology sector, with the exception of electrical equipment, posted strong, positive, absolute returns for the portfolio during the reporting period. Both the computers and peripherals, and internet catalog and retail industries returned over 100% during the year.
     Relative portfolio performance was aided by positive stock selection in the communications equipment industry. Investments in handset manufacturers Research In Motion Ltd. and Nokia O.Y.J. helped the portfolio’s performance, as corporate and consumer demand for smart phones increased during the year. Also benefiting from this trend and boosting the portfolio’s returns was its holding in Apple, Inc. (within the computers and peripherals industry) as the popularity and customer loyalty to the i-phone exceeded even the most optimistic projections.
     Stock selection also proved positive for the portfolio’s performance in the internet catalog and retail industry. A holding in online travel service, priceline.com, Inc. benefited portfolio performance during the reporting period due to increased demand, as consumers continue to look for the best available value in discounted travel offerings online. A position in Netflix, Inc. a subscription-based online movie rental firm, also contributed to portfolio performance, as the stock responded positively to the company growing their subscription base and gaining traction in their online streaming video initiative.
     The portfolio’s relative performance was negatively affected by stock selection in the semiconductor and semi-equipment industry. Semiconductor stocks rallied strongly during the quarter as the market sensed that these stocks would benefit not only from companies restocking their drawn down inventories, but also any hint of a pick-up in end demand. Not having enough exposure to some of the strongest performing stocks in the Merrill Lynch 100 Technology Index hurt relative performance for the portfolio.
     Also detracting from the portfolio’s relative performance were portfolio holdings in the software industry. A holding in software giant Microsoft Corp., posted returns in excess of 60% during the period on strong demand and positive reviews from their recently launched operating system Windows 7. However, the stock could not keep up with better-performing technology stocks in the Merrill Lynch 100 Technology Index and, therefore, detracted from the portfolio’s relative performance.
     A holding in the life sciences tools and services industry Illumina, Inc., a maker of genetic research tools and services, continued to struggle from the timing of the dispersion of economic stimulus funds as well as expectations for a slower recovery in Genome-Wide Association Studies (GWAS). The portfolio’s position in this stock was eliminated later in the year.
     We at Columbia continue to see signs that the economic environment is improving and believe that it is biased toward investing in technology-related companies that will benefit from a growing global economy. We are mindful of the tremendous price appreciation many technology stocks have experienced during the year and remain true to our investment process of analyzing the related product cycles of technology trends in order to identify where the best risk/reward profile exists. An improving global economic backdrop should continue to fuel IT spending in numerous industries, resulting from pent-up demand from both developed and developing countries. Additionally, the rapid pace of technological development, coupled with strong
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corporate balance sheets, could spark merger and acquisition activity, as larger technology companies may find it more efficient to access new markets through acquisition rather than internal development.
American Funds Asset Allocation Portfolio (Capital Research and Management Company manages the Master Asset Allocation Fund)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on February 2, 2009. For the period since inception through December 31, 2009, the American Funds Asset Allocation Portfolio returned 29.81%, compared to a 38.10% return for the S&P 500 Index and a 6.87% return for the Barclays Capital U.S. Aggregate Bond Index. The American Funds Asset Allocation Portfolio (Feeder Asset Allocation Portfolio) invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund). The Master Asset Allocation Fund returned 30.71% for the same period. The performance for the Feeder Asset Allocation Portfolio was slightly lower than the Master Asset Allocation Fund due to expenses incurred by the Feeder Asset Allocation Portfolio.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund. For the reporting period, the fund underperformed the S&P 500 Index and outperformed the Barclays Capital U.S. Aggregate Index. During the course of the year, we at Capital Research, the manager of the Master Asset Allocation Fund, increased the fund’s exposure to U.S. equities and reduced the fund’s positions in bonds and cash. This relative emphasis on equities contributed to results during the year. Fixed-income holdings were strengthened by investments in high-yield bonds, which had very strong returns for the year.
     As of the end of 2009, information technology companies comprised five of the 10 largest equity holdings in the portfolio, compared with two of the top 10 the year before. The largest detracting sector from the fund’s performance was consumer discretionary. We believe that the fund’s ability to invest in a broad range of securities will allow us to respond to dynamic market conditions, and we continue to pursue the fund’s objective of seeking high total return (including income and capital gains) consistent with the preservation of capital over the long- term.
Multi-Strategy Portfolio (managed by OppenheimerFunds, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2009?
A. For the year ended December 31, 2009, the Multi-Strategy Portfolio returned 23.00%, compared to a 26.46% return for the S&P 500 Index and a 5.93% return for the Barclays Capital U.S. Aggregate Bond Index. Since this portfolio invests in a mix of debt and equity securities, it has two broad-based benchmarks.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the reporting period ended December 31, 2009, the portfolio underperformed the S&P 500 Index but outperformed the Barclays Capital U.S. Aggregate Bond Index. The portfolio’s equity component produced a stronger return than its benchmark, the S&P 500 Index, during the reporting period.
     On a sector basis, information technology, health care, consumer staples and industrials lead outperformance for the equity component against the S&P 500 Index. The equity component’s heavy overweight position to information technology, which was the strongest performing sector within the S&P 500 Index during the period, contributed to positive results. Information technology stocks that fared particularly well included Research In Motion Ltd., Google, Inc., Qualcomm, Inc., eBay, Inc. and Take-Two Interactive Software, Inc. The portfolio’s overweight position to these securities benefited results. Microsoft Corp. also was a top contributor to portfolio performance during the period, but the portfolio’s position was eliminated after the holdings strongly appreciated. At period end, Take-Two and Google were the two largest equity holdings of the portfolio and the top two contributors to portfolio performance within the equity component during the period. Within health care, the portfolio’s overweight position to the convertible securities of pharmaceutical companies Mylan, Inc. and Schering Plough Corp. contributed to the outperformance within the sector. The portfolio’s positions in Schering-Plough Corp. benefited during the period as Merck & Co., Inc. acquired the firm in early November 2009, and the portfolio realized gains. In terms of consumer staples, Lorillard, Inc. was a top performing holding within the sector. Our decision not to hold Procter & Gamble Co. and Wal-Mart Stores, Inc. during the reporting period also contributed to the portfolio’s results, as they lagged the benchmark. In terms of industrials, our overweight positions to Joy Global, Inc. and Aircastle Ltd. contributed to performance, as they performed well for the portfolio during the period.
     The portfolio’s equity component underperformed within the financials and consumer discretionary sectors, as a result of weaker relative stock selection. In financials, Julius Baer Holding A.G. and Everest Re Group Ltd. were among the detractors from results. Julius Baer announced plans to separate its asset management and private banking businesses into two separate entities during the reporting period. The portfolio’s position in Julius Baer was sold in June 2009 before this separation occurred. Consumer discretionary holdings which hurt relative performance were Jupiter Telecommunications Co. Ltd. and Las Vegas Sands Corp. At period end, the portfolio remained heavily overweight the S&P 500 Index in information technology sector, and to a much lesser extent, health care and financials sectors. The portfolio finished the period underweight in all other sectors. The equity portion at period end comprised approximately 50% of the portfolio’s net assets, which was roughly the allocation throughout most of the period.
     In terms of the bond component, it underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, in the first quarter of 2009, during a period of significant upheaval in the credit markets. After a portfolio management change at the firm in April 2009, the portfolio’s bond component performance significantly improved, leading to its eventual outperformance versus the benchmark during the reporting period. The portfolio’s exposure to MBS and corporate bonds was the primary driver of the portfolio’s positive performance. Our overweight position to residential MBS, comprised mainly of agency mortgages, aided portfolio performance as this sector performed well due in large part to government programs aimed at supporting the housing market. Agency mortgages are typically packaged and resold by government sponsored enterprises including Fannie Mae and Freddie Mac. Specifically, the Fed has committed to purchasing agency mortgages in an effort to keep mortgage rates low. Non-agency mortgages, which are securitized by non-government institutions such as large banks, also performed well for the portfolio, particularly in the second half of the period. The portfolio was also overweight to commercial mortgages, which performed well for the period, despite ongoing headline risk in this sector. In the fourth quarter, the portfolio’s overweight position to this sector was reduced which bolstered the portfolio’s performance. Over the course of the reporting period, the allocation to corporate bonds was increased for the portfolio, moving from a neutral position at the end of the second quarter of 2009 to an overweight position by the end of the third quarter of 2009. This allocation benefited the portfolio’s performance as investment grade corporate and BB-rated corporate bonds performed well relative to the benchmark in the second half of the period. Credit spreads, or the risk premium to comparable Treasuries, continued to tighten. Credit spreads have narrowed dramatically since hitting their widest point back in December of 2008. Within the corporate sector, the portfolio was overweight relative to the benchmark in the financials sector at year end. In the third quarter of 2009, industrial sector corporate bond spreads tightened, and the portfolio’s exposure was reduced.
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     During the reporting period, the portfolio’s allocation was increased in the higher quality end of high yield corporate bonds. High yield bonds extended their strong gains in the second half of the reporting period, particularly in the third quarter of 2009 which contributed positively to portfolio performance. The gap between the yield on these bonds and Treasuries narrowed. The portfolio remained significantly underweight in Treasuries and federal agencies. Although these sectors generated some positive returns at times during the reporting period, we believe agency mortgages provide higher credit quality and a potentially more attractive risk/return profile than those of Treasuries and federal agencies. Despite being underweight in these sectors, the average credit quality of the bond component of the portfolio ended the reporting period at AA. While we at Oppenheimer do not have any immediate inflation concerns, rising prices may be an inevitable future reality. Although many areas of the economy remain weak, credit markets have improved dramatically from a year ago when many markets were completely frozen. Investor appetite for riskier assets and the higher yields that these assets typically have offered, has driven up prices in most fixed-income and equity markets. Given the sharp rally in 2009 in many riskier assets, future portfolio returns may be driven by fundamentals. Meanwhile, U.S. companies continue to take advantage of lower rates and hospitable credit markets by issuing bonds to raise funds. Despite the run-up in prices last year, we still believe there are areas of the equity and bond markets that remain attractive.
Pacific Dynamix Portfolios
      The Pacific Dynamix Conservative Growth, Pacific Dynamix Moderate Growth and Pacific Dynamix Growth Portfolios (each a “PD Portfolio” and together, “PD Portfolios”) each invests a specified target amount in the underlying portfolios:
Performance
      Since the performance of each PD Portfolio is a composite of the performance of each of the underlying portfolios in which it invests (which may include bonds, domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a PD Portfolio’s performance. Therefore, we have provided information regarding three broad-based indices to use as a comparison to each PD Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each PD Portfolio; each is comprised of the three broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for the PD Portfolios. However, the actual allocation of any PD Portfolio will naturally vary from these targets as a result of market performance over time. Since inception May 1, 2009 through December 31, 2009, for these broad-based indices is shown in the following table. The underlying portfolios’ performance listed is net of portfolio expenses.

Performance
Broad-Based Indices	(May 1 — December 31, 2009)

S&P 500 Index (U.S. Stocks)	29.70%

MSCI World ex U.S. Index International Stocks)	36.31%

Barclays Capital U.S. Aggregate Bond Index (Fixed Income)	5.30%
     It should be noted that the benchmark indices for the underlying portfolios may differ from the PD Portfolios’ broad-based indices. The following investments comprise the underlying portfolios for the PD Portfolios. Not all of the underlying portfolios were represented in each of the PD Portfolio models during the reporting period, and the allocation of each of the underlying portfolios within the PD Portfolio models did vary.

Performance
Underlying Portfolios	(May 1 — December 31, 2009)

PD Large-Cap Value (U.S. Stocks)	28.54%

PD Large-Cap Growth (U.S. Stocks)	29.12%

PD Small-Cap Value (U.S. Stocks)	29.01%

PD Small-Cap Growth (U.S. Stocks)	28.60%

PD International Large-Cap (International Stocks)	31.59%

PD Emerging Markets (International Stocks)	43.43%

PD Aggregate Bond (Fixed Income)	3.97%

PD High Yield Bond (Fixed Income)	19.88%
Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the Pacific Dynamix-Conservative Growth Portfolio returned 14.25%, compared to a 5.30% return for the Barclays Capital U.S. Aggregate Bond Index, a 29.70% return for the S&P 500 Index, and a 15.23% return for the Pacific Dynamix-Conservative Growth Composite Benchmark Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio has just over half of its allocation in fixed income. The remainder of the portfolio is allocated to four passively-managed domestic equity portfolios and one quantitatively- driven international equity portfolio. The portfolio underperformed the Composite benchmark during the reporting period. Performance of the fixed income allocation was in-line with the fixed income component of the composite benchmark. Over the long run, both the PD Aggregate Bond Index and PD High Yield Bond Index Portfolios attempt to replicate the returns of the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. High Yield 2% Issuer Capped Index (historic market volatility and liquidity issues that exist with certain debt issues and low asset levels may make replication difficult over periods of time in the high yield asset class).
     With regard to the equity segment, the portfolio trailed the Composite benchmark slightly. This primarily stemmed from the international allocation. The PD International Large-Cap Portfolio underperformed the international component of the composite benchmark. The domestic equity portfolios generally seek to replicate the returns of their respective indices. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to generate returns similar to the Russell 1000 Growth Index and Russell 1000 Value Index respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices.
Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the Pacific Dynamix-Moderate Growth Portfolio returned 19.60%, compared to a 5.30% return for the Barclays Capital U.S. Aggregate Bond Index, a 29.70% return for the S&P 500 Index and a 20.50% return for the Pacific Dynamix-Moderate Growth Composite Benchmark Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The Moderate Growth Portfolio has just under half of its allocation in fixed income. The majority of the portfolio is allocated to four passively-managed domestic portfolios and two quantitatively-driven international equity portfolios. The portfolio underperformed the Composite benchmark during the period. The fixed income allocation slightly outperformed its respective component of the composite benchmark. A meaningful allocation to high yield contributed positively to this outperformance. Over the long run, both the PD Aggregate Bond Index and PD High Yield Bond Index Portfolios attempt to replicate the returns of the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. High Yield 2% Issuer Capped Index (Historic market volatility and liquidity issues that exist with certain debt issues and low asset levels make replication difficult over periods of time in the high yield asset class).
     The equity segment of the portfolio underperformed its component of the Composite benchmark. This stemmed from both the domestic and international allocations. The PD International Large-Cap Portfolio underperformed the international component of the Composite benchmark, as well as the PD domestic equity portfolios. The domestic equity allocation also contributed negatively to relative performance. The portfolio was overweight value-oriented stocks while their growth-oriented counterparts outperformed during the period. The domestic equity portfolios generally seek to replicate the returns of their respective indices. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to generate returns similar to the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.
Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the Pacific Dynamix-Growth Portfolio returned 24.34%, compared to a 5.30% return for the Barclays Capital U.S. Aggregate Bond Index, a 29.70% return for the S&P 500 Index and a 25.96% return for the Pacific Dynamix-Growth Composite Benchmark Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The Growth Portfolio has a majority of its allocation in equity, including four passively-managed domestic portfolios and two quantitatively-driven international equity portfolios. The rest of the portfolio is invested in fixed income. The portfolio underperformed the Composite benchmark for the period. The equity segment of the portfolio trailed the equity component of the composite benchmark. This stemmed from both the domestic and international allocations. Though the PD Emerging Markets Portfolio outperformed the international equity component of the benchmark, it was not enough to offset the underperformance of the PD International Large-Cap Portfolio. The domestic equity allocation also contributed negatively to relative performance. The portfolio was overweight value-oriented stocks while their growth-oriented counterparts outperformed during the period. The domestic equity portfolios generally seek to replicate the returns of their respective indices. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to generate returns similar to the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.
     Performance of the fixed income allocation modestly trailed the Composite benchmark. The fixed income allocation slightly underperformed its respective component of the Composite benchmark. Over the long run, the PD Aggregate Bond Index Portfolio attempts to replicate the returns of the Barclays U.S. Aggregate Bond Index.
PD Aggregate Bond Index Portfolio (managed by SSgA Funds Management, Inc.)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the PD Aggregate Bond Index Portfolio returned 3.97%, compared to a 5.30% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Barclays Capital U.S. Aggregate Bond Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the period ended December 31, 2009, the portfolio underperformed the benchmark. The objective of the strategy is to match, as closely as possible, the return of the benchmark utilizing a stratified sampling technique to match major index characteristics such as duration, issuer market weight, credit quality and industry. The small scale of the portfolio presented challenges in trading and diversifying the portfolio due to practical limitations on the number of holdings possible. This sampling resulted in increased tracking error relative to the benchmark. Additionally, lower levels of liquidity that were present in the fixed income market relative to pre-credit crisis levels increased the transaction costs involved in any effort to improve diversification. As the portfolio grew in an aggressive rallying environment, there was some underperformance due to the inevitable lag in investing the funds received.
     At year end, the U.S. economy was showing continued positive signs as the dollar reversed its course to the upside. While the first few months of 2009 saw equity markets continue their swoon from 2008, by year-end they had turned universally positive around the globe, in many cases in spectacular fashion. The S&P 500 Index ended the year up 26.46%, with the Dow Jones World ex-U.S. up 37.0%. Commodities found strength in a global economy that seemed to have turned the corner by year-end, with oil rising 77.9% for the year. Amidst the celebration for all things risky, the Treasury investor did not fare as well. Treasuries experienced one of the worst results on record, with a -3.57% overall return for the year. Certainly, the fact there was $2.1 trillion in issuance, the highest on record, had something to do with this. Another notable accomplishment for 2009 was the incredible strength in the primary markets for corporate bond issuance and the eventual reinvigoration of the equity initial public offering (IPO) market.
     For the full year, the financials sector outperformed equivalent duration Treasuries by 21.41%, the industrials sector outperformed by 23.12%, utilities sectors outperformed by 27.80%, and the non-corporates outperformed by 7.62%. The ABS sector outperformed Treasuries by 24.96%, and CMBS added 29.60% over like-duration Treasuries. Agency MBS finished up the entire year at 4.95% ahead of Treasuries.
     Throughout 2009, there were doubters concerning the soundness of broadly rallying capital markets. That remains true today, with many concerned over the consumer’s ability to generate enough consumption to allow companies to move beyond inventory rebuilding toward sustainable growth. Meanwhile, there is ongoing discussion of just how soon inflation will rear its ugly head, and to what extent. Governments around the world have begun to contemplate how to extricate themselves from deep involvement in markets and companies and the consequences of those actions. At present, we at SSgA FM expect continued healing in the U.S. as well as global economies as we move into 2010, but prospects differ by region, with Asia ex-Japan appearing strongest, and Europe appearing the most challenged.
PD High Yield Bond Index Portfolio (managed by SSgA Funds Management, Inc.)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the PD High Yield Bond Index Portfolio returned 19.88%, compared to a 33.20% return for its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. As of December 31, 2009, the portfolio underperformed the benchmark. The difference in returns resulted from sampling error as the size of the portfolio provided a practical limit on the number of holdings possible relative to its broad-based benchmark index. The portfolio seeks to deliver a risk-controlled exposure to the broad U.S. high yield market. The objective is to replicate, as closely as possible, the return of the benchmark utilizing a stratified sampling technique to match major index characteristics such as duration, issuer market weight, credit quality and industry. In addition, because greater diversification is desirable in lower quality areas of the benchmark; the portfolio held more bonds in smaller positions in that segment of the portfolio. Because this was a sampled portfolio due to its size, there was a higher exposure to more single-name issuer risk in that segment which saw the strongest upward movement in price. As size of the portfolio has stabilized through time, we have broadened the portfolio’s holdings to more closely match the issuer makeup of the benchmark, with better tracking thereof anticipated as a result.
     At year end, the U.S. economy was showing continued positive signs as the dollar reversed its course to the upside. While the first few months of 2009 saw equity markets continue their swoon from 2008, by year-end they had turned universally positive around the globe, in many cases in spectacular fashion. The S&P 500 Index ended the year up 26.46%, with the Dow Jones World ex-U.S. up 37.0%. Commodities found strength in a global economy that seemed to have turned the corner by year-end, with oil rising 77.9% for the year. The Treasury sector experienced one of the worst results on record, with a -3.57% overall return for the year. Certainly, the fact there was $2.1 trillion in issuance, the highest on record, had something to do with this. Another notable accomplishment for 2009 was the incredible strength in the primary markets for corporate bond issuance and the eventual reinvigoration of the equity IPO market. At quarter-ended December 31, 2009, the Treasury once again showed that when it perceives a need, it will continue to prop up key players in the economy, as it invested another $3.8 billion in General Motors Acceptance Corp., taking a majority stake in the company. Geopolitically, terrorism remains at uncomfortable levels around the world.
     2009 was a record-breaking year in the high yield market. At present, we at SSgA FM expect continued healing in the U.S. as well as global economies as we move into 2010. Meanwhile, there is ongoing discussion of just how soon inflation will rear its ugly head, and to what extent. Governments around the world have begun to contemplate how to extricate themselves from deep involvement in markets and companies as well as the consequences of those actions. All year there were doubters concerning the soundness of broadly rallying capital markets. That remains true today, with many concerned over the consumer’s ability to generate enough consumption to allow companies to move beyond inventory rebuilding toward sustainable growth. The early part of 2010 will be an important test of that question.
PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the PD Large-Cap Growth Index Portfolio returned 29.12%, compared to a 30.57% return for its benchmark, the Russell 1000 Growth Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 1000 Growth Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the period ended December 31, 2009, the portfolio slightly underperformed the benchmark. The portfolio, in accordance with its investment strategy, was positioned to match the risk characteristics of the Russell 1000 Growth Index throughout the reporting period. During the reporting period, the portfolio received a large amount of contributions, and it was the investment of these cash flows that created the deviation of the portfolio’s return versus the benchmark.
     All ten sectors in the benchmark recorded positive returns for the twelve month period. The information technology sector was the top performer followed by the materials and consumer discretionary sectors. Over the period, the utilities and consumer staples sectors were the least positive contributors. We at BlackRock believe that the portfolio met its objective of closely tracking the return of the benchmark.
PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the PD Large-Cap Value Index Portfolio returned 28.54%, compared to a 29.88% return for its benchmark, the Russell 1000 Value Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 1000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the period ended December 31, 2009, the portfolio underperformed the benchmark. The portfolio, in accordance with its passive investment strategy, was positioned to match the risk characteristics of the Russell 1000 Value Index throughout the reporting period. During the reporting period, the Portfolio received a large amount of contributions and it was the investment of these cash flows that created the deviation of the portfolio’s return versus the benchmark.
See explanation of symbol on A-48

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     All ten sectors in the benchmark recorded positive returns for the twelve month period. The materials sector was the top performer followed by the information technology and consumer discretionary sectors. Over the period, the energy and telecommunication services sectors were the least positive contributors. We at BlackRock believe that the portfolio met its objective of closely tracking the return of the benchmark.
PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the PD Small-Cap Growth Index Portfolio returned 28.60%, compared to a 29.49% return for its benchmark, the Russell 2000 Growth Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the period ended December 31, 2009, the portfolio underperformed the benchmark. The portfolio, in accordance with its passive investment strategy, was positioned to match the risk characteristics of the Russell 2000 Growth Index throughout the reporting period. During the reporting period, the Portfolio received a large amount of contributions, and it was the investment of these cash flows that created the deviation of the portfolio’s return versus the benchmark.
     All ten sectors in the benchmark recorded positive returns for the twelve month period. The information technology sector was the top performer followed by the consumer discretionary and materials sectors. During the year, the financials and industrials sectors were the least positive contributors. We at BlackRock believe that the portfolio met its objective of closely tracking the return of its benchmark.
PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the PD Small-Cap Value Index Portfolio returned 29.01%, compared to a 29.49% return for its benchmark, the Russell 2000 Value Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Value Index.
See explanation of symbol on A-48

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the period ended December 31, 2009, the portfolio underperformed the benchmark. The portfolio, in accordance with its passive investment strategy, was positioned to match the risk characteristics of the Russell 2000 Value Index throughout the reporting period. During the reporting period, the Portfolio received a large amount of contributions, and it was the investment of these cash flows that created the deviation of the portfolio’s return versus the benchmark.
     Nine of the ten sectors in the benchmark recorded positive returns for the twelve month period. The materials sector was the top performer followed by the consumer discretionary and information technology sectors. During the year, financials was the only sector with negative performance while utilities and industrials were the least positive performing sectors. We at BlackRock believe that the portfolio met its objective of closely tracking the return of its benchmark.
PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the PD International Large-Cap Portfolio returned 31.59%, compared to a 36.31% return for its benchmark, the MSCI World ex-U.S. Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio seeks to capture the returns of large company stocks in selected international developed countries. DFA employs a disciplined quantitative approach emphasizing broad diversification but does not attempt to track a specific index. As of December 31, 2009, the portfolio held 555 stocks invested in 22 developed countries. With the portfolio’s diversified approach, macro trends in the international equity markets generally impacted performance more significantly than the behavior of a limited number of stocks. Over the reporting period, there was a wider than usual performance difference between the best and the worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in
See explanation of symbol on A-48

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
weights or in holdings between the portfolio and the benchmark had a negative impact on the portfolio’s relative performance. For example, while the portfolio generally has regional allocations similar to that of the benchmark, the portfolio’s slight average overweight to Japanese securities was a drag on the portfolio while the portfolio’s slight underweight to U.K. & Irish stocks conversely contributed positively to the portfolio’s relative performance.
PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)
Q. How did the portfolio perform over the period ended December 31, 2009?
A. This portfolio commenced operations on May 1, 2009. For the period since inception through December 31, 2009, the PD Emerging Markets Portfolio returned 43.43%, compared to a 51.60% return for its benchmark, the MSCI Emerging Markets Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio seeks to capture the returns of larger company stocks in selected emerging market countries. DFA employs a disciplined quantitative approach emphasizing broad diversification and consistent exposure to large company emerging market stocks but do not attempt to track a specific index. As of December 31, 2009, the portfolio held 191 stocks invested in 18 emerging markets countries. With the portfolio’s diversified approach, macro trends in emerging country stock markets generally impacted performance more significantly than the behavior of a limited number of stocks. Over the reporting period, there was a wider than usual performance difference between the best and the worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the portfolio and the benchmark negatively impacted the portfolio’s relative performance. For example, while the portfolio had regional allocations similar to the benchmark during the later months of the reporting period and performed somewhat similarly, the high volatility during the first month of the portfolio’s history and the relatively high cash balances that accompany a fund launch contributed to the portfolio underperforming the benchmark.

Explanation of Symbol for Pacific Select Fund Performance Discussion
~ Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
PREFERRED STOCKS - 0.0%

Financials - 0.0%

GMAC Inc * † ~	141	$92,946

Total Preferred Stocks
(Cost $59,485)		92,946

	Principal
	Amount
CORPORATE BONDS & NOTES - 34.2%

Consumer Discretionary - 2.3%

CCO Holdings LLC
8.750% due 11/15/13 †	$1,725,000	1,778,906
Charter Communications Operating LLC
8.000% due 04/30/12 ~	264,000	272,580
Comcast Corp
5.700% due 05/15/18 †	5,000,000	5,264,995
6.950% due 08/15/37 †	1,745,000	1,907,969
DIRECTV Holdings LLC
6.375% due 06/15/15 †	3,169,000	3,307,644
DISH DBS Corp
7.125% due 02/01/16	2,394,000	2,456,843
7.750% due 05/31/15 †	1,726,000	1,816,615
Jarden Corp
7.500% due 05/01/17	2,410,000	2,416,025
K2 Inc
5.610% due 02/09/10 ¤ ж +	4,000,000	-
6.010% due 02/15/10 ¤ ж +	6,000,000	-
McDonald’s Corp
6.300% due 10/15/37	1,495,000	1,626,902
MGM Mirage
6.750% due 04/01/13 †	665,000	576,888
7.500% due 06/01/16	3,000,000	2,355,000
10.375% due 05/15/14 † ~	85,000	92,650
11.125% due 11/15/17 ~	200,000	222,500
News America Inc
6.200% due 12/15/34 †	1,000,000	1,008,200
Reed Elsevier Capital Inc
8.625% due 01/15/19	2,812,000	3,427,153
Simmons Co
10.000% due 12/15/14 ¤ †	2,095,000	178,075
Stewart Enterprises Inc
6.250% due 02/15/13 †	1,445,000	1,414,294
The Neiman Marcus Group Inc
9.000% due 10/15/15 †	2,010,094	1,974,918
Time Warner Cable Inc
6.550% due 05/01/37	1,565,000	1,599,835
6.750% due 06/15/39 †	1,630,000	1,712,697
7.300% due 07/01/38	4,305,000	4,787,754
8.250% due 04/01/19 †	2,465,000	2,940,969
Time Warner Entertainment Co LP
8.375% due 07/15/33	890,000	1,066,945
Videotron Ltee (Canada)
6.875% due 01/15/14 †	1,075,000	1,085,750
Visant Holding Corp
10.250% due 12/01/13	1,270,000	1,317,625

		46,609,732

Consumer Staples - 2.6%

Altria Group Inc
8.500% due 11/10/13	1,490,000	1,723,324
Anheuser-Busch InBev Worldwide Inc
7.200% due 01/15/14 ~	3,655,000	4,149,024
CVS Caremark Corp
0.556% due 06/01/10 §	6,500,000	6,503,478
6.600% due 03/15/19 †	460,000	504,250
CVS Pass-Through Trust
6.036% due 12/10/28	3,257,517	3,091,240
Diageo Capital PLC (United Kingdom)
5.750% due 10/23/17 †	4,630,000	4,990,584
Dr Pepper Snapple Group Inc
6.820% due 05/01/18	3,125,000	3,511,334
Kraft Foods Inc
6.000% due 02/11/13 †	5,360,000	5,752,180
PepsiCo Inc
7.900% due 11/01/18	7,000,000	8,605,009
Phillip Morris International Inc
6.375% due 05/16/38	1,970,000	2,136,682
Reynolds American Inc
6.750% due 06/15/17	1,207,000	1,251,798
7.250% due 06/01/12	1,410,000	1,550,894
Safeway Inc
6.350% due 08/15/17	575,000	630,272
The Kroger Co
6.400% due 08/15/17 †	2,610,000	2,855,554
Wal-Mart Stores Inc
5.250% due 09/01/35 †	1,730,000	1,707,071
5.375% due 04/05/17 †	4,815,000	5,188,283
6.500% due 08/15/37	830,000	947,753

		55,098,730

Energy - 6.3%

Anadarko Petroleum Corp
6.450% due 09/15/36 †	4,105,000	4,301,047
8.700% due 03/15/19 †	7,740,000	9,643,924
Apache Corp
6.900% due 09/15/18 †	5,000,000	5,868,685
Baker Hughes Inc
7.500% due 11/15/18 †	5,000,000	5,978,405
Canadian Natural Resources Ltd (Canada)
6.250% due 03/15/38	2,770,000	2,876,421
Chesapeake Energy Corp
6.500% due 08/15/17 †	650,000	640,250
7.250% due 12/15/18 †	3,535,000	3,579,187
ConocoPhillips
6.500% due 02/01/39 †	9,640,000	10,735,759
El Paso Corp
8.250% due 02/15/16	2,480,000	2,659,800
EnCana Corp (Canada)
6.625% due 08/15/37	1,375,000	1,496,802
Energy Transfer Partners LP
6.700% due 07/01/18 †	8,000,000	8,579,528
Enterprise Products Operating LLC
6.300% due 09/15/17 †	5,260,000	5,671,185
6.500% due 01/31/19	5,050,000	5,457,035
Hess Corp
8.125% due 02/15/19 †	9,080,000	10,968,404
Kinder Morgan Energy Partners LP
5.950% due 02/15/18 †	2,880,000	3,055,455
6.950% due 01/15/38 †	4,750,000	5,078,515
Noble Energy Inc
8.250% due 03/01/19 †	3,290,000	3,942,660
Petrobras International Finance Co (Cayman)
7.875% due 03/15/19 †	3,600,000	4,168,123
Petroleos Mexicanos (Mexico)
8.000% due 05/03/19 †	5,700,000	6,626,250
SandRidge Energy Inc
8.000% due 06/01/18 ~	795,000	785,062
9.875% due 05/15/16 † ~	2,040,000	2,157,300
Sonat Inc
7.625% due 07/15/11 †	2,325,000	2,408,005

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
The Williams Cos Inc
7.500% due 01/15/31 †	$10,120,000	$10,946,561
TNK-BP Finance SA (Luxembourg)
7.500% due 03/13/13 ~	3,580,000	3,794,800
Transocean Inc (Cayman)
6.800% due 03/15/38	3,710,000	4,162,316
Valero Energy Corp
6.625% due 06/15/37 †	2,655,000	2,498,841
XTO Energy Inc
5.750% due 12/15/13 †	2,435,000	2,711,212
6.375% due 06/15/38 †	840,000	945,697
6.500% due 12/15/18	150,000	171,702

		131,908,931

Financials - 10.5%

Allstate Life Global Funding Trusts
5.375% due 04/30/13	6,935,000	7,408,570
American Express Credit Corp
5.125% due 08/25/14 †	10,130,000	10,685,317
American International Group Inc
8.250% due 08/15/18 †	4,585,000	4,311,060
Bank of America Corp
5.650% due 05/01/18	6,720,000	6,836,169
Bank of Scotland PLC (United Kingdom)
5.250% due 02/21/17 ~	3,085,000	3,063,751
Barclays Bank PLC (United Kingdom)
5.200% due 07/10/14	350,000	371,376
5.926% § ± ~	3,060,000	2,325,600
6.050% due 12/04/17 ~	170,000	173,279
7.434% § ± ~	2,400,000	2,220,000
Caterpillar Financial Services Corp
5.450% due 04/15/18 †	4,315,000	4,501,883
Citigroup Inc
5.500% due 04/11/13 †	8,420,000	8,736,062
5.500% due 10/15/14 †	1,450,000	1,469,698
6.000% due 08/15/17	3,515,000	3,518,965
6.010% due 01/15/15 †	5,600,000	5,724,298
6.125% due 11/21/17	100,000	100,954
6.375% due 08/12/14 †	1,100,000	1,152,742
8.500% due 05/22/19 †	6,420,000	7,425,854
Commonwealth Bank of Australia (Australia)
3.750% due 10/15/14 ~	2,490,000	2,498,765
5.000% due 10/15/19 † ~	1,060,000	1,054,415
Credit Agricole SA (France)
0.304% due 05/28/10 § ~ ж	10,000,000	10,001,050
Depfa ACS Bank (Ireland)
5.125% due 03/16/37 ~ ж	3,285,000	2,447,259
Ford Motor Credit Co LLC
7.500% due 08/01/12 †	3,760,000	3,793,987
7.800% due 06/01/12 †	2,465,000	2,492,852
General Electric Capital Corp
2.125% due 12/21/12	9,150,000	9,165,015
5.875% due 01/14/38	1,570,000	1,458,415
6.000% due 08/07/19 †	8,010,000	8,329,687
6.150% due 08/07/37	1,105,000	1,046,827
General Motors Acceptance Corp LLC
6.750% due 12/01/14 ~	8,000	7,680
6.875% due 08/28/12 † ~	658,000	651,420
Goldman Sachs Capital II
5.793% § ±	3,875,000	3,022,500
Host Hotels & Resorts LP
6.375% due 03/15/15 †	2,095,000	2,063,575
7.125% due 11/01/13 †	1,400,000	1,429,750
HSBC Bank USA NA
7.000% due 01/15/39 †	5,040,000	5,664,693
ICICI Bank Ltd (India)
6.375% due 04/30/22 § ~	3,086,000	2,778,168
International Lease Finance Corp
0.482% due 05/24/10 § †	1,625,000	1,580,041
Lehman Brothers Holdings Capital Trust VII
5.857% § ¤ ±	9,450,000	2,835
Lehman Brothers Holdings Inc
2.951% due 05/25/10 § ¤	3,085,000	617,000
Liberty Mutual Group Inc
7.500% due 08/15/36 ~	2,700,000	2,478,708
Links Finance Corp (Cayman)
3.069% due 06/15/10 § ¤ ~ + ж	5,000,000	-
Lloyds Banking Group PLC (United Kingdom)
5.920% § ± † ~	5,900,000	3,569,500
6.657% § ± ~	1,650,000	992,204
Metropolitan Life Global Funding I
0.313% due 05/17/10 § ~	10,000,000	9,990,010
5.125% due 04/10/13 ~	5,430,000	5,756,810
Morgan Stanley
5.450% due 01/09/17 †	5,155,000	5,217,767
6.625% due 04/01/18	3,470,000	3,757,649
Nordea Bank AB (Sweden)
3.700% due 11/13/14 ~	3,610,000	3,607,011
Principal Life Income Funding Trusts
5.300% due 04/24/13	4,805,000	5,077,424
QBE Insurance Group Ltd (Australia)
9.750% due 03/14/14 ~ ж	2,026,000	2,293,975
Rabobank Nederland NV (Netherlands)
11.000% § ± ~	2,400,000	2,934,336
RSHB Capital SA (Luxembourg)
7.125% due 01/14/14 ~	2,030,000	2,153,221
Shinsei Finance II (Cayman)
7.160% § ± ~	8,290,000	4,725,300
SLM Corp
5.125% due 08/27/12 †	1,940,000	1,819,794
Standard Chartered PLC (United Kingdom)
6.409% § ± ~	3,900,000	3,099,650
Teachers Insurance & Annuity Association of America
6.850% due 12/16/39 † ~	3,420,000	3,546,824
The Goldman Sachs Group Inc
0.351% due 06/28/10 § †	4,500,000	4,502,565
5.950% due 01/15/27	3,270,000	3,153,104
6.750% due 10/01/37 †	2,645,000	2,727,389
The Royal Bank of Scotland Group PLC (United Kingdom)
5.000% due 11/12/13 †	1,150,000	1,033,674
5.000% due 10/01/14 †	360,000	318,480
6.400% due 10/21/19 †	4,290,000	4,283,925
7.640% § ± †	3,600,000	1,946,318
Wachovia Bank NA
6.600% due 01/15/38 †	2,080,000	2,202,593
ZFS Finance USA Trust II
6.450% due 12/15/65 § ~	7,445,000	6,700,500

		218,020,243

Health Care - 2.2%

Abbott Laboratories
5.125% due 04/01/19	6,630,000	6,947,537
Biomet Inc
10.375% due 10/15/17	3,985,000	4,343,650
CHS/Community Health Systems Inc
8.875% due 07/15/15 †	2,425,000	2,515,937
DaVita Inc
6.625% due 03/15/13 †	2,740,000	2,760,550
7.250% due 03/15/15	370,000	372,775
GlaxoSmithKline Capital Inc
6.375% due 05/15/38	3,455,000	3,840,923
HCA Inc
9.250% due 11/15/16	1,330,000	1,431,413
9.625% due 11/15/16 †	4,218,000	4,576,530
Roche Holdings Inc
6.000% due 03/01/19 † ~	2,400,000	2,641,939

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Tenet Healthcare Corp
7.375% due 02/01/13	$3,070,000	$3,093,025
9.000% due 05/01/15 † ~	1,280,000	1,388,800
10.000% due 05/01/18 ~	1,090,000	1,226,250
The Cooper Cos Inc
7.125% due 02/15/15	2,405,000	2,350,888
UnitedHealth Group Inc
0.433% due 06/21/10 §	5,525,000	5,517,022
WellPoint Inc
7.000% due 02/15/19	1,770,000	1,983,007

		44,990,246

Industrials - 2.2%

Ashtead Capital Inc
9.000% due 08/15/16 ~	650,000	654,063
Boeing Capital Corp
4.700% due 10/27/19 †	1,360,000	1,329,378
CSC Holdings Inc
8.625% due 02/15/19 ~	3,035,000	3,281,594
CSX Corp
7.450% due 04/01/38	3,010,000	3,569,740
DynCorp International Inc
9.500% due 02/15/13	440,000	447,700
General Electric Co
5.250% due 12/06/17 †	5,535,000	5,665,133
Iron Mountain Inc
6.625% due 01/01/16 †	1,805,000	1,777,925
John Deere Capital Corp
0.364% due 07/16/10 §	10,000,000	10,003,450
5.350% due 04/03/18 †	3,480,000	3,683,949
Kansas City Southern de Mexico SA de CV (Mexico)
12.500% due 04/01/16	3,675,000	4,244,625
L-3 Communications Corp
5.875% due 01/15/15 †	2,655,000	2,664,956
RailAmerica Inc
9.250% due 07/01/17	2,070,000	2,212,312
RSC Equipment Rental Inc
9.500% due 12/01/14 †	550,000	553,438
The Boeing Co
4.875% due 02/15/20 †	3,000,000	3,014,091
United Air Lines Inc
9.750% due 01/15/17 †	1,540,000	1,570,800

		44,673,154

Information Technology - 1.5%

Freescale Semiconductor Inc
9.125% due 12/15/14 †	1,255,359	1,115,700
10.125% due 12/15/16 †	410,000	332,100
Hewlett-Packard Co
0.314% due 06/15/10 §	11,000,000	11,006,820
4.500% due 03/01/13 †	7,225,000	7,665,320
IBM International Group Capital LLC
5.050% due 10/22/12	3,030,000	3,284,332
International Business Machines Corp
7.625% due 10/15/18 †	4,405,000	5,388,086
Oracle Corp
6.500% due 04/15/38 †	1,860,000	2,049,382

		30,841,740

Materials - 1.2%

Barrick Gold Corp (Canada)
6.950% due 04/01/19	1,670,000	1,883,590
Crown Americas LLC
7.750% due 11/15/15	14,000	14,560
Freeport-McMoRan Copper & Gold Inc
8.250% due 04/01/15 †	2,390,000	2,607,884
Georgia-Pacific LLC
7.000% due 01/15/15 ~	1,660,000	1,689,050
7.700% due 06/15/15	780,000	822,900
Owens-Brockway Glass Container Inc
8.250% due 05/15/13 †	225,000	232,313
Rio Tinto Finance USA Ltd (Australia)
5.875% due 07/15/13	10,055,000	10,858,384
Teck Resources Ltd (Canada)
9.750% due 05/15/14	360,000	417,150
10.250% due 05/15/16	310,000	362,700
10.750% due 05/15/19 †	600,000	720,000
Vale Overseas Ltd (Cayman)
6.875% due 11/21/36	3,370,000	3,375,598
Vedanta Resources PLC (United Kingdom)
8.750% due 01/15/14 ~	2,288,000	2,328,040

		25,312,169

Telecommunication Services - 3.3%

America Movil SAB de CV (Mexico)
5.625% due 11/15/17 †	1,500,000	1,560,509
AT&T Inc
5.800% due 02/15/19 †	7,010,000	7,485,664
6.300% due 01/15/38	3,075,000	3,133,708
6.400% due 05/15/38	50,000	51,554
Cricket Communications Inc
7.750% due 05/15/16 †	2,715,000	2,721,787
Deutsche Telekom International Finance BV (Netherlands)
6.750% due 08/20/18 †	1,545,000	1,732,622
Intelsat Intermediate Holding Co Ltd (Bermuda)
0.000% due 02/01/15 §	3,620,000	3,737,650
Nordic Telephone Co Holdings (Denmark)
8.875% due 05/01/16 ~	2,475,000	2,629,687
Qwest Communications International Inc
7.250% due 02/15/11	1,050,000	1,060,500
Qwest Corp
8.875% due 03/15/12	1,555,000	1,679,400
Rogers Communications Inc (Canada)
6.800% due 08/15/18	8,260,000	9,265,870
9.625% due 05/01/11	8,000,000	8,780,904
Sprint Capital Corp
8.375% due 03/15/12 †	2,020,000	2,100,800
8.750% due 03/15/32 †	3,049,000	2,888,927
Telecom Italia Capital SA (Luxembourg)
7.721% due 06/04/38	4,695,000	5,422,387
Verizon Communications Inc
5.350% due 02/15/11 †	2,700,000	2,816,170
Verizon Wireless Capital LLC
8.500% due 11/15/18	9,120,000	11,330,724
VIP Finance Ireland Ltd (Ireland)
8.375% due 04/30/13 ~	515,000	548,561

		68,947,424

Utilities - 2.1%

AEP Texas Central Transition Funding LLC
5.306% due 07/01/20	2,500,000	2,643,007
Calpine Construction Finance Co LP
8.000% due 06/01/16 † ~	1,285,000	1,329,975
Dominion Resources Inc
5.150% due 07/15/15 †	4,500,000	4,768,393
Dynegy Holdings Inc
7.750% due 06/01/19	495,000	431,887
Edison Mission Energy
7.625% due 05/15/27	900,000	614,250
7.750% due 06/15/16 †	3,170,000	2,710,350
Energy Future Holdings Corp
10.875% due 11/01/17	835,000	686,787
FirstEnergy Corp
7.375% due 11/15/31	5,860,000	6,369,504
MidAmerican Energy Holdings Co
6.125% due 04/01/36	601,000	617,566
6.500% due 09/15/37	2,400,000	2,589,502

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Mirant Americas Generation LLC
8.300% due 05/01/11 †	$775,000	$798,250
Mirant North America LLC
7.375% due 12/31/13	2,025,000	2,012,344
NRG Energy Inc
7.375% due 02/01/16	3,225,000	3,237,094
PacifiCorp
5.650% due 07/15/18 †	4,360,000	4,689,974
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15 †	1,620,000	1,320,300
The AES Corp
8.000% due 06/01/20 †	1,030,000	1,053,175
8.750% due 05/15/13 ~	3,555,000	3,661,650
9.750% due 04/15/16 ~	990,000	1,089,000
Virginia Electric & Power Co
6.350% due 11/30/37 †	1,680,000	1,840,023
Wind Acquisition Finance SA (Luxembourg)
12.000% due 12/01/15 ~	1,555,000	1,671,625

		44,134,656

Total Corporate Bonds & Notes
(Cost $700,129,347)		710,537,025

SENIOR LOAN NOTES - 0.7%

Consumer Discretionary - 0.1%

Asurion Corp (1st Lien)
3.000% due 07/02/14 §	1,496,250	1,436,089
Ford Motor Co
3.000% due 11/29/13 §	1,479,119	1,374,349
Regal Cinemas Corp
3.750% due 10/19/10 §	381,717	381,160

		3,191,598

Financials - 0.1%

First Data Corp Term B2 (Initial)
2.750% due 10/15/14 §	1,237,342	1,104,018

Health Care - 0.1%

Community Health Systems Inc
2.250% due 07/02/14 §	1,865,117	1,762,980
Community Health Systems Inc (Delayed Draw Term Loan)
2.250% due 07/02/14 §	95,331	90,110
HCA Inc Term B
2.250% due 11/01/13 §	1,510,923	1,446,142

		3,299,232

Materials - 0.1%

Georgia-Pacific Corp Term B
2.000% due 12/23/13 §	871,022	843,584
Georgia-Pacific Corp Term C
3.250% due 12/20/14 §	382,625	381,764
Graham Packaging Co LP Term C
4.250% due 04/05/14 §	1,333,287	1,345,139

		2,570,487

Telecommunication Services - 0.1%

Level 3 Financing Inc Tranche A
2.250% due 03/01/14 §	1,500,000	1,368,750

Utilities - 0.2%

Calpine Corp (1st Priority)
2.875% due 03/29/14 §	1,978,502	1,875,620
NRG Energy Inc
1.750% due 02/01/13 §	905,325	863,567
Texas Competitive Electric Holdings Co LLC Term B2
3.500% due 10/10/14 §	1,484,810	1,212,904

		3,952,091

Total Senior Loan Notes
(Cost $12,889,337)		15,486,176

MORTGAGE-BACKED SECURITIES - 33.9%

Collateralized Mortgage Obligations - Commercial - 1.7%

Banc of America Commercial Mortgage Inc
5.738% due 05/10/45 " §	10,080,000	9,924,283
Bear Stearns Commercial Mortgage Securities
5.201% due 12/11/38 "	4,000,000	3,850,557
5.719% due 09/11/38 " §	6,625,000	6,737,976
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/48 "	4,750,000	4,534,196
Commercial Mortgage Pass-Through Certificates
5.768% due 06/10/46 " §	5,000,000	4,912,198
LB-UBS Commercial Mortgage Trust
5.882% due 06/15/38 " §	1,575,000	1,494,263
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.353% due 09/15/21 " § ~	2,677,080	2,219,240
Merrill Lynch Mortgage Trust
5.656% due 05/12/39 " §	1,005,000	984,016

		34,656,729

Collateralized Mortgage Obligations - Residential - 8.1%

Adjustable Rate Mortgage Trust
4.692% due 07/25/35 " §	1,428,695	1,022,222
American Home Mortgage Assets
0.421% due 09/25/46 " §	7,085,981	3,430,212
Arran Residential Mortgages Funding PLC (United Kingdom)
0.354% due 04/12/56 " § ~ ж	1,829,711	1,715,887
Bear Stearns Adjustable Rate Mortgage Trust
3.753% due 10/25/36 " §	753,351	428,829
CC Mortgage Funding Corp
0.431% due 01/25/36 " § ~	25,104	15,120
0.461% due 05/25/36 " § ~	71,616	39,472
0.521% due 10/25/35 " § ~	70,846	41,062
0.531% due 08/25/35 " § ~	31,964	19,365
Chevy Chase Funding LLC ‘A2’
0.461% due 07/25/36 " § ~	336,797	192,691
Citigroup Mortgage Loan Trust Inc
6.500% due 10/25/36 " ~	6,353,927	4,717,584
Citimortgage Alternative Loan Trust
6.000% due 01/25/37 "	11,769,309	8,632,924
Countrywide Alternative Loan Trust
0.441% due 04/25/47 " §	11,382,316	5,911,740
6.500% due 09/25/36 "	5,573,529	4,599,462
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/35 "	6,715,029	6,169,797
Fannie Mae
6.500% due 09/25/33 - 01/25/34 "	7,016,452	7,285,355
Fannie Mae (IO)
7.269% due 04/24/32 " §	12,600,992	970,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Freddie Mac
1.233% due 02/15/32 " §	$793,304	$797,932
5.000% due 10/15/34 "	13,273,897	13,464,899
Freddie Mac (IO)
6.867% due 05/15/36 " §	9,939,833	1,645,607
6.917% due 05/15/36 " §	54,233,579	10,701,887
6.967% due 09/15/29 - 08/15/35 " §	8,255,109	788,849
Greenpoint Mortgage Funding Trust
0.411% due 01/25/37 " §	3,754,396	1,869,475
GSR Mortgage Loan Trust
3.930% due 05/25/35 " §	1,915,704	1,407,222
4.695% due 07/25/35 " §	1,000,000	616,013
IndyMac Index Mortgage Loan Trust
0.471% due 06/25/37 " §	6,968,424	3,495,957
0.491% due 06/25/35 " §	5,002,799	2,682,152
JPMorgan Mortgage Trust
4.967% due 08/25/35 " §	2,400,000	1,773,163
Lehman Mortgage Trust
6.000% due 05/25/37 "	2,436,641	1,872,019
Merrill Lynch Mortgage Investors Inc
4.442% due 06/25/35 " §	4,000,000	2,979,085
Residential Asset Securitization Trust
6.000% due 08/25/36 "	4,326,696	2,755,527
Structured Adjustable Rate Mortgage Loan Trust
5.852% due 05/25/36 " §	8,550,814	6,286,213
5.905% due 05/25/36 " §	13,615,147	9,558,160
Thornburg Mortgage Securities Trust
0.341% due 11/25/46 " §	1,904,231	1,831,989
Washington Mutual Alternative Mortgage Pass-Through Certificates
6.000% due 07/25/36 "	2,241,834	1,480,362
Washington Mutual Mortgage Pass-Through Certificates
0.501% due 12/25/45 " §	2,788,099	1,892,027
5.607% due 11/25/36 " §	2,550,000	1,747,748
5.721% due 10/25/36 " §	3,891,501	2,945,961
5.802% due 05/25/37 " §	26,596,235	21,724,603
5.836% due 07/25/37 " §	16,279,859	12,485,330
5.840% due 08/25/46 " §	2,800,000	1,694,050
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/37 "	10,170,594	8,393,302
6.000% due 08/25/37 "	7,817,431	6,881,604

		168,963,483

Fannie Mae - 8.5%

4.500% due 04/01/23 - 01/01/40 "	62,625,827	63,331,540
5.000% due 01/01/25 - 01/01/40 "	28,000,000	28,997,793
5.500% due 12/01/22 - 01/01/40 "	71,503,372	74,898,506
6.500% due 12/01/37 - 01/01/40 "	9,905,667	10,610,563

		177,838,402

Freddie Mac - 12.3%

4.500% due 01/01/40 "	5,600,000	5,587,747
5.000% due 12/01/35 - 01/01/40 "	82,008,637	84,128,736
5.405% due 06/01/37 " §	846,341	898,219
5.456% due 07/01/37 " §	1,499,083	1,591,437
5.500% due 08/01/37 - 01/01/40 "	15,618,337	16,379,706
5.517% due 06/01/37 " §	8,844,434	9,385,221
5.541% due 06/01/37 " §	727,089	772,137
5.897% due 11/01/36 " §	3,603,735	3,814,349
5.931% due 01/01/37 " §	1,210,381	1,287,176
6.000% due 01/01/40 "	123,500,000	130,967,921

		254,812,649

Government National Mortgage Association - 3.3%

4.500% due 01/01/40 "	4,200,000	4,198,164
5.000% due 01/01/40 "	42,200,000	43,393,727
6.000% due 01/01/40 "	10,000,000	10,567,190
6.500% due 01/01/40 "	10,000,000	10,632,820

		68,791,901

Total Mortgage-Backed Securities
(Cost $722,271,298)		705,063,164

ASSET-BACKED SECURITIES - 3.9%

American Express Credit Account Master Trust
0.223% due 12/17/12 " §	11,000,000	10,982,609
Asset-Backed Securities Corp Home Equity
0.651% due 05/25/35 " §	2,216,549	2,118,530
Citibank Credit Card Issuance Trust
0.257% due 05/21/12 " §	20,000,000	19,974,720
0.455% due 01/09/12 " §	3,775,000	3,774,084
Citigroup Mortgage Loan Trust Inc
0.301% due 05/25/37 " §	2,626,088	1,777,318
0.381% due 08/25/36 " §	1,353,204	978,591
Countrywide Asset-Backed Certificates
0.291% due 11/25/37 " §	8,714,151	8,139,310
Countrywide Home Equity Loan Trust
0.383% due 11/15/36 " §	463,582	281,770
Credit-Based Asset Servicing & Securitization LLC
5.681% due 02/25/37 " §	1,250,698	1,193,096
DaimlerChrysler Auto Trust
5.380% due 03/08/11 "	1,638,819	1,640,182
GSAA Trust
0.391% due 07/25/36 " §	3,500,000	1,611,054
Harley-Davidson Motorcycle Trust
5.350% due 03/15/13 "	1,476,367	1,519,567
Helios Finance LP CDO (Cayman)
0.933% due 10/20/14 " § ж ~	3,124,649	2,919,141
Hertz Vehicle Financing LLC
5.290% due 03/25/16 " ~	3,680,000	3,677,035
Home Equity Asset Trust
0.661% due 02/25/36 " § ж	2,000,000	430,140
Household Automotive Trust
5.300% due 11/17/11 "	1,183,013	1,198,014
Nelnet Student Loan Trust
0.272% due 04/27/20 " §	480,754	480,554
Option One Mortgage Loan Trust
0.321% due 04/25/37 " §	1,111,777	1,074,739
Residential Asset Mortgage Products Inc
0.641% due 11/25/35 " § ж	2,000,000	1,238,027
Residential Asset Securities Corp
0.381% due 06/25/36 " §	7,000,000	5,412,880
0.641% due 11/25/35 " § ж	3,820,000	1,615,425
Triad Auto Receivables Owner Trust
5.280% due 02/13/12 "	4,182,353	4,204,357
5.410% due 08/12/11 "	286,730	287,458
USAA Auto Owner Trust
5.370% due 02/15/12 "	2,593,524	2,623,475
Washington Mutual Asset-Backed Certificates
0.321% due 05/25/47 " §	2,389,172	2,134,355

Total Asset-Backed Securities
(Cost $90,942,135)		81,286,431

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY ISSUES - 7.4%

Fannie Mae
0.000% due 10/09/19 †	$7,360,000	$4,005,923
2.625% due 11/20/14 †	3,790,000	3,764,887
6.000% due 05/15/11 †	14,200,000	15,207,405
7.250% due 01/15/10 †	35,000,000	35,078,365
Farmer Mac Guaranteed Notes Trust
5.125% due 04/19/17 ~	8,400,000	8,767,282
Federal Home Loan Bank
1.050% due 02/23/10	20,000,000	19,996,922
Freddie Mac
1.750% due 06/15/12	12,400,000	12,462,360
2.125% due 03/23/12	5,600,000	5,688,900
2.500% due 01/07/14 †	4,645,000	4,654,666
3.000% due 07/28/14 †	41,564,000	42,170,294
Tennessee Valley Authority
5.250% due 09/15/39	1,990,000	1,979,164

Total U.S. Government Agency Issues
(Cost $152,016,446)		153,776,168

U.S. TREASURY OBLIGATIONS - 21.6%

U.S. Treasury Bonds - 6.8%

3.500% due 02/15/39 †	16,880,000	13,831,067
4.250% due 05/15/39 †	53,674,000	50,369,721
4.375% due 11/15/39 †	34,080,000	32,631,634
4.500% due 08/15/39 †	45,480,000	44,463,840

		141,296,262

U.S. Treasury Inflation Protected Securities - 1.5%

2.500% due 01/15/29 ^ †	12,223,159	13,140,849
3.875% due 04/15/29 ^ † ‡	14,148,970	18,251,067

		31,391,916

U.S. Treasury Notes - 13.3%

1.125% due 12/15/12 †	11,410,000	11,230,783
2.125% due 11/30/14 †	63,850,000	62,358,656
2.375% due 03/31/16	31,240,000	29,897,680
2.750% due 11/30/16 †	23,900,000	23,016,823
3.125% due 10/31/16	18,730,000	18,500,277
3.125% due 05/15/19 †	4,321,000	4,093,473
3.375% due 11/15/19 †	74,500,000	71,683,379
3.625% due 08/15/19 †	48,290,000	47,490,221
4.750% due 08/15/17	8,230,000	8,932,768

		277,204,060

Total U.S. Treasury Obligations
(Cost $465,569,678)		449,892,238

FOREIGN GOVERNMENT BONDS & NOTES - 1.2%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/12	BRL 35,600,000	19,778,816
Russian Foreign Bond - Eurobond (Russia)
7.500% due 03/31/30 ~	$4,559,000	5,191,561

Total Foreign Government Bonds & Notes
(Cost $25,456,621)		24,970,377

MUNICIPAL BONDS - 0.1%

State of California
7.300% due 10/01/39	2,100,000	1,980,006

Total Municipal Bonds
(Cost $2,117,247)		1,980,006

PURCHASED OPTIONS - 0.0%
(See Note (g) to Notes to Schedule of Investments)
(Cost $262,590)		945,000

SHORT-TERM INVESTMENTS - 17.3%

Certificates of Deposit - 0.5%

Deutsche Bank AG NY (Germany)
0.773% due 02/16/10	10,000,000	10,008,710

U.S. Government Agency Issues - 2.7%

Fannie Mae
0.050% due 01/25/10 ‡	3,980,000	3,978,939
0.055% due 01/27/10 ‡	944,000	943,973
0.142% due 01/25/10 ‡	27,000	26,995
3.000% due 01/11/10	50,000,000	49,996,944
3.000% due 01/25/10 ‡	80,000	79,996
Freddie Mac
0.089% due 01/27/10 ‡	360,000	359,952
0.115% due 01/25/10 ‡	210,000	209,985
0.300% due 01/27/10 ‡	174,000	173,986
3.000% due 01/27/10 ‡	448,000	447,972

		56,218,742

U.S. Treasury Bills - 13.1%

0.030% due 04/29/10	85,800,000	85,778,893
0.167% due 04/29/10	136,300,000	136,266,470
3.000% due 04/29/10	50,000,000	49,987,700

		272,033,063

Repurchase Agreements - 1.0%

JPMorgan Securities Inc 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $20,100,011; collateralized by Federal Home Loan Bank: 0.930% due 03/30/10 and market value $20,501,992)	20,100,000	20,100,000
State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $78,000; collateralized by U.S. Treasury Bills: 0.000% due 01/14/10 and market value $80,000)	78,000	78,000

		20,178,000

Total Short-Term Investments
(Cost $358,350,713)		358,438,515

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 120.3%
(Cost $2,530,064,897)		2,502,468,046

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 12.4%

Pacific Select Liquidating Trust Ω	181,014,678	$180,677,991
Pacific Select Sigma Liquidating Trust ¤ ж	7,753,907	329,619
State Street Navigator Securities Lending Trust-PSF Portfolio	76,835,123	76,835,123

Total Securities Lending Collateral
(Cost $253,832,128)		257,842,733

TOTAL INVESTMENTS - 132.7%
(Cost $2,783,897,025)		2,760,310,779

OTHER ASSETS & LIABILITIES, NET - (32.7%)		(680,264,521)

NET ASSETS - 100.0%		$2,080,046,258

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	34.2%
Mortgage-Backed Securities	33.9%
Short-Term Investments & Securities Lending Collateral	29.7%
U.S. Treasury Obligations	21.6%
U.S. Government Agency Issues	7.4%
Asset-Backed Securities	3.9%
Foreign Government Bonds & Notes	1.2%
Senior Loan Notes	0.7%
Municipal Bonds	0.1%

132.7%
Other Assets & Liabilities, Net	(32.7%)

100.0%

(b)	As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	64.6%
A-1 (Short-Term Debt only)	0.8%
AA	4.1%
A	9.4%
BBB	10.2%
BB	3.5%
B	2.4%
CCC	2.5%
CC	0.8%
Not Rated	1.7%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $1,127,529 or 0.1% of the net assets were in default as of December 31, 2009.

(e)	1.2% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f)	Open futures contracts outstanding as of December 31, 2009 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
Eurodollar (03/10)	864	$864,000,000	$1,501,745
Eurodollar (06/10)	138	138,000,000	182,160
Eurodollar (09/10)	58	58,000,000	75,136
U.S. Treasury 2-Year Notes (03/10)	1,022	204,400,000	(978,009)
U.S. Treasury 5-Year Notes (03/10)	635	63,500,000	(1,278,603)

Short Futures Outstanding
U.S. Treasury 10-Year Notes (03/10)	1,237	123,700,000	3,701,621
U.S. Treasury 30-Year Bonds (03/10)	812	81,200,000	3,949,252

			$7,153,302

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(g)	Purchased options outstanding as of December 31, 2009 were as follows:

Options on Exchange-Traded Futures Contracts
	Exercise	Expiration		Number of
Description	Price	Date	Counterparty	Contracts	Cost	Value
Put - CBOT 10-Year U.S. Treasury Note Futures (02/10)	$116.50	01/22/10	MER	672	$262,590	$945,000

Total Purchased Options					$262,590	$945,000

(h)	Transactions in written options for the year ended December 31, 2009 were as follows:

	Number of	Notional Amount
	Contracts	in $	Premium
Outstanding, December 31, 2008	-	207,235,000	$290,129
Call Options Written	2,954	-	2,337,287
Put Options Written	5,946	-	3,225,477
Call Options Expired	(1,458)	-	(1,236,866)
Put Options Expired	(2,593)	-	(1,465,091)
Call Options Repurchased	(766)	(207,235,000)	(941,491)
Put Options Repurchased	(1,753)	-	(1,081,092)

Outstanding, December 31, 2009	2,330	-	$1,128,353

(i)	Premiums received and value of written options outstanding as of December 31, 2009 were as follows:

Options on Exchange-Traded Futures Contracts
	Exercise	Expiration		Number of
Description	Price	Date	Counterparty	Contracts	Premium	Value
Put - CBOT 10-Year U.S. Treasury Note Futures (02/10)	$115.00	01/22/10	MER	672	$81,816	$388,500
Put - CBOT 10-Year U.S. Treasury Note Futures (03/10)	116.00	02/19/10	MER	110	85,580	158,125
Put - CME Eurodollar Futures (03/10)	98.75	03/15/10	ADV	109	67,580	681
Put - CME Eurodollar Futures (03/10)	98.88	03/15/10	ADV	73	43,435	913
Call - CME Eurodollar Futures (03/10)	99.00	03/15/10	ADV	182	120,127	296,887
Put - CME Eurodollar Futures (03/10)	99.38	03/15/10	ADV	89	36,186	4,450
Call - CME Eurodollar Futures (06/10)	99.38	06/14/10	JPM	250	111,750	103,125
Put - CME Eurodollar Futures (06/10)	99.38	06/14/10	JPM	249	120,215	136,950
Call - CME Eurodollar Futures (09/10)	99.13	09/13/10	ADV	298	243,282	156,450
Put - CME Eurodollar Futures (09/10)	99.13	09/13/10	ADV	298	218,382	324,075

					$1,128,353	$1,570,156

Total Written Options					$1,128,353	$1,570,156

(j)	Swap agreements outstanding as of December 31, 2009 were as follows:

Interest Rate Swaps
							Upfront
							Premiums
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid	Unrealized
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	Appreciation
30-Day USD CMM Rate	GSC	Receive	4.621%	11/02/10	$79,000,000	$73,233	$-	$73,233
30-Day USD CMM Rate	GSC	Receive	4.666%	11/08/10	50,400,000	71,417	-	71,417
3-Month USD-LIBOR	BRC	Receive	3.600%	03/17/20	20,700,000	838,045	17,136	820,909

Total Interest Rate Swaps						$982,695	$17,136	$965,559

Total Swap Agreements						$982,695	$17,136	$965,559

(k)	As of December 31, 2009, securities with a total aggregate market value of $7,216,870 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(l)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$92,946	$92,946	$-	$-
	Corporate Bonds & Notes	710,537,025	-	710,537,025	-
	Senior Loan Notes	15,486,176	-	15,486,176	-
	Mortgage-Backed Securities	705,063,164	-	705,063,164	-
	Asset-Backed Securities	81,286,431	-	78,367,290	2,919,141
	U.S. Government Agency Issues	153,776,168	-	153,776,168	-
	U.S. Treasury Obligations	449,892,238	-	449,892,238	-
	Foreign Government Bonds & Notes	24,970,377	-	24,970,377	-
	Municipal Bonds	1,980,006	-	1,980,006	-
	Short-Term Investments	358,438,515	-	358,438,515	-
	Securities Lending Collateral	257,842,733	-	257,842,733	-
	Investments in Other Financial Instruments (2)	11,337,609	10,354,914	838,045	144,650

		2,770,703,388	10,447,860	2,757,191,737	3,063,791

Liabilities	Investments in Other Financial Instruments (2)	(3,826,768)	(3,826,768)	-	-

	Total	$2,766,876,620	$6,621,092	$2,757,191,737	$3,063,791

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

								Change in Net
								Unrealized
					Total Change			Appreciation on
	Value,	Net	Accrued	Total Net	in Net	Transfers		Level 3 Holdings
	Beginning	Purchases	Discounts	Realized	Unrealized	In and/or	Value,	Held at the End of
	of Year	(Sales)	(Premiums)	Gains (Losses)	Appreciation	Out of Level 3	End of Year	Year, if Applicable
Mortgage-Backed Securities	$3,592,924	($1,131,332)	$6,229	$86,651	$2,163,112	($4,717,584)	$-	$-
Asset-Backed Securities	1,880,000	(875,351)	-	-	1,914,492	-	2,919,141	1,914,492
Investments in Other Financial Instruments (2)	-	-	-	-	144,650	-	144,650	144,650

	$5,472,924	($2,006,683)	$6,229	$86,651	$4,222,254	($4,717,584)	$3,063,791	$2,059,142

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
WARRANTS - 0.0%

Energy - 0.0%

Value Creation Inc Strike @ $0.00 Exp. 01/29/14 * +	301,560	$-

Total Warrants
(Cost $0)		-

COMMON STOCKS - 0.0%

Consumer Discretionary - 0.0%

Euramax Holdings Inc ‘A’ * ж +	948	54,523
Parts Holdings SAS Term C2 * ж + (France)	5,625	-
Parts Holdings SAS Term C3 * ж + (France)	104,254	-

		54,523

Total Common Stocks
(Cost $60,302)		54,523

	Principal
	Amount
CORPORATE BONDS & NOTES - 2.7%

Health Care - 1.4%

Azithromycin Royalty Sub LLC (Unsecured) 16.000% due 05/15/19 ~ ж	$14,000,000	10,780,000
Celtic Pharmaceutical Holdings LP (Unsecured) 17.000% due 06/15/12 ~ ж	3,037,011	1,822,207
Molecular Insight Pharmaceuticals Inc (Unsecured) 9.170% due 11/01/12 ~ § ж	3,389,605	1,525,322

		14,127,529

Utilities - 1.3%

Calpine Corp 7.250% due 10/15/17 ~	12,964,000	12,510,260

Total Corporate Bonds & Notes
(Cost $34,299,385)		26,637,789

SENIOR LOAN NOTES - 91.8%

Consumer Discretionary - 33.9%

Aramark Corp 2.126% due 01/27/14 §	8,586,971	8,145,687
Aramark Corp (Synthetic Letter of Credit) 2.145% due 01/27/14 §	564,722	535,701
Asurion Corp (1st Lien) 3.240% due 07/03/14 §	11,471,250	10,994,906
AWAS Capital Inc (1st Lien) 2.000% due 03/22/13 §	3,901,535	3,608,920
AWAS Capital Inc (2nd Lien) 6.250% due 03/22/13 §	1,784,402	1,391,834
Burlington Coat Factory Warehouse Corp 2.510% due 05/28/13 §	13,943,364	12,980,435
Catalina Marketing Corp 2.983% due 10/01/14 §	10,419,269	9,859,233
CBR Fashion GmbH Facility (2nd Lien) (Germany) 4.475% due 10/19/16 §	EUR 1,250,000	1,299,155
CBR Fashion GmbH Facility Term B (Germany) 2.600% due 04/20/15 §	EUR 1,250,000	1,622,456
CBR Fashion GmbH Facility Term C (Germany) 2.850% due 04/19/16 §	1,116,174	1,456,756
Cedar Fair LP (US Term Loan) 2.231% due 08/30/12 §	$1,833,849	1,817,803
Cedar Fair LP Term B (US Term Loan) 4.231% due 08/30/14 §	1,551,717	1,539,241
Cengage Learning Acquisitions Inc 2.750% due 07/03/14 §	8,955,468	8,167,386
Cequel Communications LLC (New Term Loan) 2.261% due 11/05/13 §	7,453,066	7,090,586
Charter Communications Operating LLC (Replacement Term Loan) 2.260% due 03/06/14 §	26,181,074	24,592,014
Clarke American Corp Term B 2.747% due 06/30/14 §	17,299,478	14,438,923
Cumulus Media Inc Term B due 06/11/14 § ¥	440,000	370,975
4.239% due 06/11/14 § ¥	2,331,785	1,965,986
Dana Corp Term B due 01/30/15 § ¥	1,994,895	1,913,852
7.250% due 01/30/15 §	10,067,442	9,658,453
Dollar General Corp Tranche B1 3.005% due 07/07/14 §	4,965,025	4,800,559
Dollar General Corp Tranche B2 2.981% due 07/07/14 §	5,273,500	5,070,075
Euramax International Inc (Cash Pay Term Loan) 10.000% due 06/29/13 §	4,160,833	2,783,597
Euramax International Inc (PIK Pay Term Loan) 14.000% due 06/29/13 §	4,153,184	2,778,480
Federal-Mogul Corp Term B due 12/29/14 § ¥	727,873	609,924
2.168% due 12/29/14 §	7,133,154	6,022,818
Federal-Mogul Corp Term C due 12/28/15 § ¥	469,074	395,781
2.168% due 12/28/15 §	3,639,364	3,070,714
Fontainebleau Florida Hotel LLC Term C 10.000% due 06/06/12 § ж	2,500,000	825,000
Ford Motor Co due 12/16/13 § ¥	905,599	839,296
3.287% due 12/16/13 §	11,048,311	10,239,408
Ginn La CS Conduit Lender Inc (1st Lien) 6.196% due 06/08/11 § ¤ ж	3,395,064	246,142
Ginn La CS Conduit Lender Inc Tranche A (1st Lien Credit-Linked Deposit) 7.750% due 06/08/11 § ¤ ж	1,584,214	112,875
Green Valley Ranch Gaming LLC (2nd Lien) 3.504% due 08/16/14 § ¤	5,500,000	1,189,375
Guitar Center Inc Term B due 10/09/14 § ¥	700,000	595,626
3.740% due 10/09/14 §	2,630,303	2,238,112
Knology Inc (New Term Loan) 2.484% due 06/30/12 §	4,586,178	4,396,998
KnowledgePoint360 Group LLC (2nd Lien) 7.280% due 04/13/15 § ж	1,000,000	650,000
KnowledgePoint360 Group LLC Term B (United Kingdom) 3.870% due 04/14/14 § ж	GBP 1,586,913	2,012,099
Kronos Inc (Initial Term Loan) 2.251% due 06/11/14 §	$10,264,203	9,584,199
Lake at Las Vegas Joint Venture (DIP Term Loan) 9.734% due 04/30/10 § ¤ ж	9,696,309	3,878,524
Lake at Las Vegas Joint Venture (New Term Loan) 14.361% due 12/22/12 § ¤ ж	21,026,155	420,523

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Lake at Las Vegas Joint Venture (Revolving Credit-Linked Deposit) 14.350% due 06/20/12 § ¤ ж	$1,926,263	$38,525
Las Vegas Sands LLC (Delayed Draw Term Loan) 2.010% due 05/23/14 §	1,757,437	1,544,752
Las Vegas Sands LLC Term B 2.010% due 05/23/14 §	8,697,974	7,645,345
Metro-Goldwyn-Mayer Studios Inc Tranche B due 04/08/12 § ¥	3,000,000	1,939,500
20.500% due 04/08/12 §	10,855,116	7,017,833
Metro-Goldwyn-Mayer Studios Inc Tranche B1 20.500% due 04/08/12 §	3,200,319	2,069,006
MGM MIRAGE due 10/03/11 § ¥	2,613,263	2,377,009
MGM MIRAGE (Revolving Letter of Credit) due 10/03/11 § ¥	1,562,222	1,420,988
Michaels Stores Inc Term B1 2.563% due 10/31/13 §	6,626,074	6,035,227
Michaels Stores Inc Term B2 4.813% due 07/31/16 §	8,917,199	8,446,282
Nielsen Finance LLC ‘A’ 2.235% due 08/09/13 §	5,697,803	5,364,482
Nielson Finance LLC ‘B’ 3.985% due 05/02/16 §	12,477,323	11,797,309
Ozburn-Hessey Holding Co LLC (1st Lien) 3.520% due 08/10/12 §	8,187,744	7,798,826
Regal Cinemas Corp (1st Lien) 4.001% due 10/27/13 §	8,659,924	8,648,017
Sabre Inc Term B 2.488% due 09/30/14 §	20,847,297	18,904,016
Tamarack Resort LLC 20.250% due 07/02/09 § ¤ ж	41,867	31,400
Tamarack Resort LLC Tranche A (Credit-Lined Deposit) 8.051% due 05/19/11 § ¤ ж	402,414	8,048
Tamarack Resort LLC Tranche B 7.500% due 05/19/11 § ¤ ж	594,567	11,891
The Weather Channel Holding Corp 7.250% due 09/14/15 §	11,879,586	12,016,973
Univision Communications Inc (Initial Term Loan) 2.501% due 09/29/14 §	17,669,183	15,394,276
VML US Finance LLC Term B 4.760% due 05/27/13 §	8,830,710	8,397,740
VML US Finance LLC Term B (Delayed Draw Term Loan) 4.760% due 05/25/12 §	1,815,944	1,726,908
WAICCS Las Vegas 3 LLC (2nd Lien) 11.250% due 02/01/10 § ¤ ж	4,000,000	400,000
Water PIK Technologies Inc (1st Lien) 3.481% due 06/30/13 § ж	1,207,257	958,260
WideOpenWest Finance LLC Term B 2.773% due 06/18/14 §	8,734,000	8,084,452
Young Broadcasting Inc (Prime Term Loan) 6.500% due 04/15/10 § ж	4,791	4,791
Young Broadcasting Inc (1st Lien) 4.750% due 11/03/12 § ¤	2,209,924	1,665,178

		325,957,461

Consumer Staples - 4.5%

Philosophy Inc Term B 2.240% due 03/16/14 §	2,840,296	2,357,446
Pierre Foods Inc Term B 8.500% due 09/30/14 § ж	2,261,000	2,277,957
Revlon Consumer Products Corp Term B 4.262% due 01/15/12 §	18,625,000	18,295,710
Rite Aid Corp Tranche 3 6.000% due 06/04/14 §	2,468,767	2,329,899
Rite Aid Corp Tranche 4 9.500% due 06/10/15 §	750,000	778,204
Sturm Foods Inc (2nd Lien) 6.313% due 07/31/14 §	1,562,500	1,330,734
Sturm Foods Inc Term B (1st Lien) 2.813% due 01/31/14 §	12,654,122	12,126,888
Wm Bolthouse Farms Inc (1st Lien) 5.500% due 12/17/12 §	3,717,867	3,625,850

		43,122,688

Energy - 4.9%

Coffeyville Resources LLC Term D 8.500% due 12/28/13 §	8,519,153	8,569,757
Continental Alloys & Services Inc Term B 9.500% due 06/14/12 §	4,826,459	3,965,732
Dynegy Holdings Inc (Synthetic Letter of Credit) 3.990% due 04/02/13 §	13,414,689	12,938,468
Dynegy Holdings Inc Term B 3.990% due 04/02/13 §	1,079,883	1,041,547
Value Creation Inc (Canada) 12.500% due 02/15/10 §	6,105,467	4,876,742
Venoco Inc 4.250% due 05/01/14 §	17,233,370	15,569,230

		46,961,476

Financials - 5.7%

DSW Holding Inc due 03/02/12 § ¥	2,000,000	1,750,000
4.253% due 03/02/12 §	9,775,000	8,553,125
First Data Corp Term B1 2.983% due 09/24/14 §	12,649,818	11,274,150
HUB International Holdings Inc (Delayed Draw Term Loan) 2.751% due 06/13/14 §	2,927,702	2,693,486
HUB International Holdings Inc (Initial Term Loan) 2.751% due 06/13/14 §	13,025,016	11,983,014
HUB International Holdings Ltd Term B 6.750% due 06/12/14 §	3,990,000	3,963,407
Kyle Acquisition Group LLC Term B 5.750% due 07/20/09 § ¤	9,230,394	738,432
Kyle Acquisition Group LLC Term C 4.000% due 07/20/11 § ¤	5,769,606	461,569
LBREP/L SunCal Master I LLC Term B 5.500% due 01/18/10 § ¤ ж	1,558,158	46,745
Nuveen Investments Inc (2nd Lien) 12.500% due 07/31/15 §	4,250,000	4,405,125
Spirit Finance Corp (1st Lien) 3.281% due 06/29/13 §	2,000,000	1,342,500
Springboard Finance LLC 7.000% due 11/19/14 §	7,500,000	7,717,200

		54,928,753

Health Care - 9.5%

Aveta Holdings LLC 5.490% due 08/22/11 §	3,048,062	2,992,831
Aveta Holdings LLC (Acquisition Term Loan) 5.490% due 08/22/11 §	2,803,560	2,752,760
Aveta Holdings LLC (New Term Loan) 5.490% due 08/22/11 §	416,482	408,936
CCS Acquisition Inc (1st Lien) 4.350% due 09/30/12 § ¤	16,048,903	8,907,141
CCS Acquisition Inc (2nd Lien) 8.600% due 03/30/13 § ¤	2,500,000	625,000
CCS Acquisition Inc (DIP Term Loan) 11.000% due 01/14/10 §	652,658	642,868
CCS Income Trust Tranche B due 11/14/14 § ¥	2,000,000	1,678,330
3.231% due 11/14/14 §	5,472,942	4,592,701

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Community Health Systems Inc 2.506% due 07/25/14 §	$9,496,658	$9,017,362
Community Health Systems Inc (Delayed Draw Term Loan) 2.506% due 07/25/14 §	485,392	456,800
HCA Inc Term B 2.501% due 11/18/13 §	12,260,548	11,757,927
Health Management Associates Inc Term B 2.001% due 02/28/14 §	5,905,248	5,552,557
HealthSouth Corp Term B 2.510% due 03/11/13 §	5,388,691	5,151,588
HealthSouth Corp Term B (Extended) 4.010% due 03/15/14 §	4,435,125	4,317,594
Inverness Medical Innovations Inc (2nd Lien) 4.481% due 06/26/15 §	8,500,000	8,266,250
LifeCare Holdings Inc (1st Lien) 4.540% due 08/11/12 §	11,181,407	9,541,486
Medical Staffing Inc (2nd Lien) 13.500% due 07/02/14 § ж	1,016,396	533,608
Mylan Laboratories Inc Term B 3.551% due 10/02/14 §	3,631,889	3,564,172
Select Medical Corp Term B (Extended) 4.017% due 08/22/14 §	7,859,842	7,638,823
Warner Chilcott PLC Tranche A 5.500% due 10/30/14 §	1,288,136	1,291,549
Warner Chilcott PLC Tranche B1 5.750% due 04/30/15 §	644,068	645,775
Warner Chilcott PLC Tranche B2 5.750% due 04/30/15 §	1,416,949	1,420,704

		91,756,762

Industrials - 6.3%

Alpha D2 Ltd (2nd Lien) (United Kingdom) 3.731% due 06/30/14 §	2,000,000	1,714,500
Alpha D2 Ltd Term B (United Kingdom) 2.356% due 12/31/13 §	2,380,607	2,157,758
Alpha D2 Ltd Term B2 (United Kingdom) 2.356% due 12/31/13 §	1,608,032	1,457,504
BakerCorp Term C 2.506% due 05/08/14 §	9,262,500	8,154,844
Brand Energy & Infrastructure Services Inc (2nd Lien) due 02/06/15 § ¥	1,900,000	1,598,375
Brand Energy & Infrastructure Services Inc (New Term Loan) 2.563% due 02/07/14 §	5,057,000	4,673,503
Delta Air Lines Inc (2nd Lien) 3.534% due 04/30/14 §	3,889,964	3,267,570
Delta Air Lines Inc (Revolving Letter of Credit) due 04/30/12 § ¥	2,969,460	2,672,514
2.777% due 04/30/12 § ¥	4,960,000	4,464,000
Delta Air Lines Inc (Secured Term Loan) 8.750% due 09/27/13 §	8,079,750	8,084,800
Key Safety Systems Inc (1st Lien) 2.484% due 03/08/14 §	6,077,672	4,512,671
US Airways Group Inc due 03/24/14 § ¥	3,000,000	2,085,945
2.781% due 03/21/14 §	15,023,864	10,446,318
Vangent Inc Term B 2.520% due 02/14/13 § ж	5,836,082	5,420,115

		60,710,417

Information Technology - 6.7%

Affiliated Computer Services Inc Term B1 2.233% due 03/20/13 §	4,551,567	4,519,752
Affiliated Computer Services Inc Term B2 2.231% due 03/20/13 §	5,871,054	5,830,015
Applied Systems Inc 2.731% due 09/26/13 §	1,094,843	1,021,856
Brocade Communications Systems Inc Term B 7.000% due 10/07/13 §	12,331,616	12,470,408
CDW Corp due 10/12/14 § ¥	4,488,722	3,876,505
4.234% due 10/12/14 §	6,980,866	6,028,746
Serena Software Inc Term B 2.257% due 03/10/13 §	2,283,535	2,102,279
SkillSoft Corp 3.751% due 05/15/13 §	3,374,601	3,197,435
SunGard Data Systems Inc (Incremental Term Loan) 6.750% due 02/28/14 §	9,897,349	10,004,587
SunGard Data Systems Inc Tranche B 3.898% due 02/26/16 §	5,671,140	5,527,008
Vertafore Inc Term B2 5.500% due 07/31/14 §	9,729,122	9,485,894

		64,064,485

Materials - 9.2%

Appleton Papers Inc Term B 6.625% due 06/05/13 §	5,620,867	5,338,081
Calumet Lubricants Co LP (Synthetic Letter of Credit) due 01/03/15 § ¥	268,199	237,356
4.134% due 01/03/15 §	284,465	251,752
Calumet Lubricants Co LLC Term B due 01/03/15 § ¥	2,059,794	1,822,917
4.000% due 01/03/15 §	2,043,570	1,808,560
Consolidated Container Co LLC (2nd Lien) due 09/28/14 § ¥	3,000,000	2,501,250
Custom Building Products Inc 8.000% due 10/29/11 §	711,599	700,925
Custom Building Products Inc (2nd Lien) 10.750% due 04/20/12 §	3,000,000	2,876,250
GenTek Inc 7.000% due 10/29/14 §	1,500,000	1,518,187
Graham Packaging Co LP Term B (New Term Loan) 2.500% due 10/07/11 §	2,606,213	2,581,376
Graham Packaging Co LP Term C 6.750% due 04/05/14 §	6,325,885	6,383,198
Lyondell Chemical Co (Dutch Revolving Credit Loan) due 12/20/13 § ¥	264,523	196,974
Lyondell Chemical Co Tranche A (Dutch Term Loan) due 12/20/13 § ¥	264,523	196,974
Lyondell Chemical Co Tranche A (Dollar Term Loan) due 12/20/13 § ¥	1,147,785	854,686
Lyondell Chemical Co Tranche B1 (German Term Loan) due 12/22/14 § ¥	461,199	343,427
Lyondell Chemical Co Tranche B2 (German Term Loan) due 12/22/14 § ¥	461,199	343,427
Lyondell Chemical Co Tranche B3 (German Term Loan) due 12/22/14 § ¥	461,199	343,427
Lyondell Chemical Co (Primary Revolving Letter of Credit) due 12/20/13 § ¥	602,422	448,588
Lyondell Chemical Co Tranche B1 (Dollar Term Loan) due 12/22/14 § ¥	2,001,272	1,490,228
Lyondell Chemical Co Tranche B2 (Dollar Term Loan) due 12/22/14 § ¥	2,001,272	1,490,228

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Lyondell Chemical Co Tranche B3 (Dollar Term Loan) due 12/22/14 § ¥	$2,001,272	$1,490,227
MacDermid Inc Term B 2.231% due 04/12/14 §	6,936,531	6,069,464
Nalco Co 6.500% due 05/13/16 §	3,965,000	4,014,562
Pertus Sechszehnte GmbH Term B2 2.607% due 06/13/15 §	3,741,592	2,962,106
Pertus Sechszehnte GmbH Term C2 2.857% due 06/13/16 §	3,741,591	2,980,814
Solutia Inc 7.250% due 02/28/14 §	3,819,698	3,887,516
Texas Petrochemicals LP Term B due 06/27/13 § ¥	4,259,193	3,843,922
2.875% due 06/27/13 §	13,117,830	11,838,842
Texas Petrochemicals LP Term B (Incremental Term Loan) due 06/27/13 § ¥	1,437,6128	1,297,445
2.875% due 06/27/13 §	5,271,416	4,757,453
United Central Industrial Supply Co LLC 2.602% due 03/31/12 §	2,363,535	2,263,085
W.R. Grace & Co (1-Year Revolving Letter of Credit) due 12/09/10 § ¥	3,428,571	5,837,142
W.R. Grace & Co (5-Year Revolving Letter of Credit) due 12/09/10 § ¥	3,428,571	5,837,144

		88,807,533

Telecommunication Services - 7.2%

Avaya Inc 3.011% due 10/24/14 §	9,467,941	8,217,415
Digicel International Finance Ltd Tranche A due 09/30/12 § ¥ ж	4,166,850	4,010,593
2.813% due 03/30/12 § ж	20,916,795	20,132,415
Integra Telecom Holdings Inc (1st Lien) due 12/28/14 § ¥	1,496,173	1,504,118
Level 3 Financing Inc (Add-on Term Loan) 11.500% due 03/13/14 §	500,000	535,250
Level 3 Financing Inc Tranche A 2.530% due 03/13/14 §	21,500,000	19,582,952
MetroPCS Wireless Inc Term B 2.540% due 11/04/13 §	16,037,105	15,379,584

		69,362,327

Utilities - 3.9%

Bosque Power Co LLC 5.481% due 01/16/15 §	4,957,746	3,643,943
Calpine Corp (First Priority Term Loan) 3.135% due 03/29/14 §	5,831,269	5,540,318
Coleto Creek Power LP 2.995% due 06/28/13 §	6,977,171	6,327,422
Coleto Creek Power LP (Synthetic Letter of Credit) 3.033% due 06/28/13 §	3,347,879	3,013,091
Mach Gen LLC (Letter of Credit) 2.283% due 02/22/13 §	776,504	715,676
Texas Competitive Electric Holdings Co LLC Term B2 3.735% due 10/10/14 §	21,211,611	17,280,887
Texas Competitive Electric Holdings Co LLC Term B3 3.735% due 10/10/14 §	1,564,577	1,267,957

		37,789,294

Total Senior Loan Notes
(Cost $946,797,559)		883,461,196

SHORT-TERM INVESTMENT - 10.7%

Repurchase Agreement - 10.7%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $102,962,057; collateralized by Fannie Mae: 3.000% - 3.250% due 02/11/14 - 05/12/14 and market value $11,503,450; Federal Home Loan Bank: 1.625% - 2.000% due 11/21/12 - 12/24/12 and market value $49,446,175; and Freddie Mac: 2.000% - 4.375% due 12/28/12 - 07/17/15 and market value $44,072,088)	102,962,000	102,962,000

Total Short-Term Investment
(Cost $102,962,000)		102,962,000

TOTAL INVESTMENTS - 105.2%
(Cost $1,084,119,246)		1,013,115,508

OTHER ASSETS & LIABILITIES, NET - (5.2%)		(50,509,004)

NET ASSETS - 100.0%		$962,606,504

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	33.9%
Health Care	10.9%
Short-Term Investment	10.7%
Materials	9.2%
Telecommunication Services	7.2%
Information Technology	6.7%
Industrials	6.3%
Financials	5.7%
Utilities	5.2%
Energy	4.9%
Consumer Staples	4.5%

105.2%
Other Assets & Liabilities, Net	(5.2%)

100.0%

(b)	As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

A-1 (Short-Term Debt only)	10.2%
BB	4.6%
B	70.1%
CCC	4.4%
D	4.4%
Not Rated	6.3%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $54,523 or less than 0.1% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(e)	Senior Loan Notes with a total aggregate market value of $18,781,368 or 2.0% of the net assets were in default as of December 31, 2009.

(f)	5.8% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(g)	Pursuant to the terms of the following senior loan agreement, the portfolio had an unfunded loan commitment of $383,056 or less than 0.1% of the net assets as of December 31, 2009, which could be extended at the option of the borrower:

	Unfunded Loan	Market	Unrealized
Borrower	Commitment	Value	Appreciation
MGM MIRAGE (Revolving Letter of Credit)	$383,056	$398,200	$15,144

(h)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$54,523	$-	$-	$54,523
	Corporate Bonds & Notes	26,637,789	-	12,510,260	14,127,529
	Senior Loan Notes	883,461,196	-	883,425,005	36,191
	Short-Term Investment	102,962,000	-	102,962,000	-
	Unfunded Loan Commitment	398,200	-	398,200	-

	Total	$1,013,513,708	$-	$999,295,465	$14,218,243

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

								Change in Net
								Unrealized
					Total Change			Appreciation
					in Net			(Depreciation) on
	Value,	Net	Accrued	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning of	Purchases	Discounts	Realized	Appreciation	In and/or	Value,	Held at the End of
	Year	(Sales)	(Premiums)	Gains (Losses)	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Common Stocks (1)	$-	$60,302	$-	$-	($5,779)	$-	$54,523	($5,779)
Corporate Bonds & Notes	16,555,314	764,201	49,282	-	(3,241,268)	-	14,127,529	(3,241,268)
Senior Loan Notes	41,030	(37,076)	-	-	32,237	-	36,191	32,237

	$16,596,344	$787,427	$49,282	$-	($3,214,810)	$-	$14,218,243	($3,214,810)

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
PREFERRED STOCKS - 0.1%

Financials - 0.1%

GMAC Inc * ~	2,091	$1,378,361

Total Preferred Stocks
(Cost $876,762)		1,378,361

COMMON STOCKS - 0.2%

Consumer Discretionary - 0.0%

Tropicana Las Vegas *	20,000	340,000

Financials - 0.2%

CIT Group Inc *	73,000	2,015,530

Total Common Stocks
(Cost $1,706,312)		2,355,530

EXCHANGE-TRADED FUNDS - 1.2%

iShares S&P 500 Index Fund †	40,000	4,464,400
PowerShares QQQ †	55,000	2,525,600
Standard & Poor’s Depository Receipts Trust 1	60,000	6,686,400

Total Exchange-Traded Funds
(Cost $12,463,570)		13,676,400

	Principal
	Amount

CORPORATE BONDS & NOTES - 91.5%

Consumer Discretionary - 20.8%

AMC Entertainment Inc
8.750% due 06/01/19 †	$1,000,000	1,025,000
American Axle & Manufacturing Holdings Inc
9.250% due 01/15/17 ~	2,000,000	2,040,000
Ameristar Casinos Inc
9.250% due 06/01/14 ~	2,500,000	2,606,250
ARAMARK Corp
8.500% due 02/01/15 †	3,500,000	3,622,500
Arcos Dorados BV (Netherlands)
7.500% due 10/01/19 ~	3,500,000	3,486,875
Beazer Homes USA Inc
6.500% due 11/15/13 †	2,000,000	1,590,000
Belo Corp
8.000% due 11/15/16	2,000,000	2,065,000
Cablevision Systems Corp
8.000% due 04/15/12	2,500,000	2,656,250
8.625% due 09/15/17 ~	5,500,000	5,754,375
Cengage Learning Acquisitions Inc
10.500% due 01/15/15 ~	3,500,000	3,364,375
13.250% due 07/15/15 ~	2,500,000	2,440,625
Charter Communications Operating LLC
8.000% due 04/30/12 ~	5,000,000	5,162,500
Clear Channel Communications Inc
5.500% due 09/15/14	11,500,000	7,590,000
10.750% due 08/01/16	6,500,000	5,135,000
Clear Channel Worldwide Holdings Inc
9.250% due 12/15/17 ~	4,000,000	4,132,000
Columbus International Inc (Barbados)
11.500% due 11/20/14 ~	3,000,000	3,165,000
Desarrolladora Homex SAB de CV (Mexico)
9.500% due 12/11/19 † ~	3,000,000	3,022,500
DISH DBS Corp
7.750% due 05/31/15	3,000,000	3,157,500
7.875% due 09/01/19	3,000,000	3,161,250
Dollar General Corp
10.625% due 07/15/15	2,500,000	2,781,250
Easton-Bell Sports Inc
9.750% due 12/01/16 ~	500,000	520,625
Ford Motor Co
7.450% due 07/16/31	2,500,000	2,221,875
General Motors Corp
7.700% due 04/15/16 ¤	4,000,000	1,060,000
8.250% due 07/15/23 ¤ †	8,500,000	2,295,000
GXS Worldwide Inc
9.750% due 06/15/15 ~	2,000,000	1,975,000
Hanesbrands Inc
8.000% due 12/15/16	2,000,000	2,047,500
Harrah’s Operating Co Inc
10.000% due 12/15/18 † ~	9,035,000	7,295,762
Harrah’s Operating Escrow LLC
11.250% due 06/01/17 ~	4,000,000	4,205,000
J.C. Penney Co Inc
6.375% due 10/15/36	1,500,000	1,339,500
7.125% due 11/15/23	3,000,000	2,988,750
Jarden Corp
8.000% due 05/01/16	2,000,000	2,075,000
K Hovnanian Enterprises Inc
10.625% due 10/15/16 ~	3,000,000	3,150,000
Kabel Deutschland GmbH (Germany)
10.625% due 07/01/14	4,000,000	4,200,000
Limited Brands Inc
8.500% due 06/15/19 ~	2,500,000	2,731,250
Local TV Finance LLC
9.250% due 06/15/15 ~	1,102,500	479,588
Macy’s Retail Holdings Inc
5.750% due 07/15/14 †	2,500,000	2,518,750
5.900% due 12/01/16	5,000,000	4,900,000
Marquee Holdings Inc
9.505% due 08/15/14 §	1,000,000	836,250
Medianews Group Inc
6.875% due 10/01/13 ¤	2,500,000	6,500
MGM MIRAGE
6.750% due 09/01/12 †	3,500,000	3,141,250
6.750% due 04/01/13 †	4,000,000	3,470,000
7.500% due 06/01/16	7,500,000	5,887,500
10.375% due 05/15/14 ~	1,500,000	1,635,000
Michaels Stores Inc
10.000% due 11/01/14 †	1,000,000	1,040,000
11.375% due 11/01/16 †	4,500,000	4,758,750
Mohegan Tribal Gaming Authority
6.875% due 02/15/15	2,000,000	1,310,000
Nebraska Book Co Inc
8.625% due 03/15/12	2,000,000	1,730,000
10.000% due 12/01/11 ~	1,750,000	1,780,625
Net Servicos de Comunicacao SA (Brazil)
7.500% due 01/27/20 † ~	2,000,000	2,050,000
Nielsen Finance LLC
0.000% due 08/01/16 §	5,000,000	4,587,500
11.500% due 05/01/16	2,000,000	2,245,000
11.625% due 02/01/14 †	2,500,000	2,821,875
Norwegian Cruise Line (Bermuda)
11.750% due 11/15/16 † ~	3,000,000	2,977,500
Penn National Gaming Inc
8.750% due 08/15/19 ~	2,000,000	2,055,000
Pinnacle Entertainment Inc
8.625% due 08/01/17 ~	2,000,000	2,050,000
Reynolds Group Escrow LLC
7.750% due 10/15/16 ~	2,000,000	2,055,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Royal Caribbean Cruises Ltd (Liberia)
7.000% due 06/15/13	$1,500,000	$1,503,750
11.875% due 07/15/15 †	2,000,000	2,322,500
Scientific Games International Inc
9.250% due 06/15/19	2,000,000	2,110,000
9.250% due 06/15/19 ~	2,000,000	2,110,000
Service Corp International
8.000% due 11/15/21	2,000,000	1,980,000
Sinclair Broadcast Group Inc
8.000% due 03/15/12 †	2,000,000	1,960,000
Sinclair Television Group Inc
9.250% due 11/01/17 † ~	3,000,000	3,135,000
Sirius XM Radio Inc
9.625% due 08/01/13	4,500,000	4,500,000
9.750% due 09/01/15 ~	1,000,000	1,057,500
Standard Pacific Escrow LLC
10.750% due 09/15/16 ~	5,000,000	5,125,000
Starwood Hotels & Resorts Worldwide Inc
7.150% due 12/01/19	1,500,000	1,501,875
7.875% due 10/15/14	3,000,000	3,221,250
Tenneco Inc
8.125% due 11/15/15 †	1,000,000	1,016,250
8.625% due 11/15/14 †	1,000,000	1,013,750
The Goodyear Tire & Rubber Co
10.500% due 05/15/16 †	3,000,000	3,330,000
The Interpublic Group of Cos Inc
10.000% due 07/15/17	2,500,000	2,787,500
The Neiman Marcus Group Inc
9.000% due 10/15/15 †	3,500,000	3,438,750
The ServiceMaster Co
10.750% due 07/15/15 ~	3,500,000	3,657,500
Toys R Us Property Co I LLC
8.500% due 12/01/17 ~	1,500,000	1,533,750
10.750% due 07/15/17 ~	5,010,000	5,511,000
Travelport LLC
9.875% due 09/01/14	1,500,000	1,556,250
11.875% due 09/01/16 †	1,500,000	1,597,500
TRW Automotive Inc
8.875% due 12/01/17 † ~	3,000,000	3,135,000
Umbrella Acquisition Inc
9.750% due 03/15/15 ~	3,000,000	2,643,750
United Components Inc
9.375% due 06/15/13	1,500,000	1,455,000
Universal City Development Partners Ltd
8.875% due 11/15/15 ~	2,000,000	1,967,500
10.875% due 11/15/16 ~	2,000,000	2,015,000
Univision Communications Inc
12.000% due 07/01/14 ~	1,000,000	1,106,250
UPC Germany GmbH (Germany)
8.125% due 12/01/17 ~	1,000,000	1,016,250
Virgin Media Finance PLC (United Kingdom)
9.125% due 08/15/16	2,000,000	2,117,500
9.500% due 08/15/16	2,000,000	2,157,500
WESCO Distribution Inc
7.500% due 10/15/17	2,000,000	1,965,000
Wynn Las Vegas LLC
7.875% due 11/01/17 † ~	1,500,000	1,526,250

		237,473,725

Consumer Staples - 3.0%

Constellation Brands Inc
7.250% due 09/01/16	3,250,000	3,315,000
7.250% due 05/15/17	2,000,000	2,037,500
Del Monte Corp
7.500% due 10/15/19 ~	3,000,000	3,105,000
New Albertsons Inc
7.450% due 08/01/29	3,000,000	2,587,500
Pinnacle Foods Finance Corp
9.250% due 04/01/15 ~	2,000,000	2,040,000
Revlon Consumer Products Corp
9.750% due 11/15/15 ~	2,500,000	2,593,750
Rite Aid Corp
9.500% due 06/15/17 †	4,000,000	3,500,000
9.750% due 06/12/16	2,000,000	2,180,000
10.375% due 07/15/16 †	3,500,000	3,727,500
Smithfield Foods Inc
7.750% due 05/15/13 †	2,500,000	2,437,500
Stater Brothers Holdings Inc
7.750% due 04/15/15 †	1,505,000	1,535,100
8.125% due 06/15/12	1,500,000	1,522,500
SUPERVALU Inc
8.000% due 05/01/16	4,000,000	4,080,000

		34,661,350

Energy - 10.0%

Antero Resources Finance Corp
9.375% due 12/01/17 ~	2,000,000	2,050,000
Aquilex Holdings LLC
11.125% due 12/15/16 ~	1,000,000	1,002,500
Arch Coal Inc
8.750% due 08/01/16 ~	2,500,000	2,656,250
Bumi Capital Pte Ltd (Indonesia)
12.000% due 11/10/16 ~	2,000,000	1,990,000
Chesapeake Energy Corp
6.875% due 01/15/16	4,000,000	4,020,000
7.000% due 08/15/14	4,500,000	4,578,750
Cie Generale de Geophysique-Veritas (France)
7.500% due 05/15/15	2,500,000	2,493,750
Cloud Peak Energy Resources LLC
8.500% due 12/15/19 ~	3,000,000	3,075,000
Complete Production Services Inc
8.000% due 12/15/16	4,000,000	3,965,000
Denbury Resources Inc
9.750% due 03/01/16	3,000,000	3,217,500
El Paso Corp
8.250% due 02/15/16	5,960,000	6,392,100
Encore Acquisition Co
7.250% due 12/01/17	2,000,000	2,010,000
9.500% due 05/01/16 †	1,500,000	1,590,000
Expro Finance Luxembourg SCA (Luxembourg)
8.500% due 12/15/16 ~	2,000,000	1,995,000
Forest Oil Corp
7.250% due 06/15/19	1,500,000	1,488,750
8.500% due 02/15/14 ~	2,000,000	2,100,000
Hornbeck Offshore Services Inc
8.000% due 09/01/17 ~	3,000,000	3,015,000
Inergy LP
6.875% due 12/15/14	2,000,000	1,985,000
8.250% due 03/01/16	4,000,000	4,080,000
International Coal Group Inc
10.250% due 07/15/14 †	2,500,000	2,415,625
MarkWest Energy Partners LP
8.500% due 07/15/16	4,500,000	4,601,250
Massey Energy Co
6.875% due 12/15/13	2,500,000	2,509,375
OPTI Canada Inc (Canada)
9.000% due 12/15/12 ~	2,000,000	2,055,000
P.T. Adaro Indonesia Tbk (Indonesia)
7.625% due 10/22/19 ~	3,000,000	2,981,250
Peabody Energy Corp
6.875% due 03/15/13	2,000,000	2,032,500
Petrohawk Energy Corp
7.875% due 06/01/15	2,000,000	2,030,000
9.125% due 07/15/13	2,500,000	2,625,000
Petroplus Finance Ltd (Bermuda)
6.750% due 05/01/14 ~	2,000,000	1,890,000
9.375% due 09/15/19 ~	2,000,000	2,000,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Plains Exploration & Production Co
7.750% due 06/15/15	$1,500,000	$1,533,750
8.625% due 10/15/19	2,000,000	2,065,000
10.000% due 03/01/16	4,000,000	4,400,000
Quicksilver Resources Inc
7.125% due 04/01/16	2,500,000	2,343,750
Range Resources Corp
7.500% due 05/15/16	3,000,000	3,097,500
Sabine Pass LNG LP
7.250% due 11/30/13	4,000,000	3,650,000
7.500% due 11/30/16 †	2,000,000	1,675,000
SandRidge Energy Inc
8.625% due 04/01/15	7,500,000	7,537,500
Southern Star Central Corp
6.750% due 03/01/16	1,500,000	1,455,000
Venoco Inc
11.500% due 10/01/17 ~	3,000,000	3,165,000
Western Refining Inc
11.250% due 06/15/17 ~	2,000,000	1,820,000
Whiting Petroleum Corp
7.250% due 05/01/12	2,500,000	2,525,000

		114,112,100

Financials - 11.7%

American General Finance Corp
5.375% due 10/01/12 †	3,789,000	3,048,599
5.850% due 06/01/13	2,000,000	1,581,538
6.900% due 12/15/17	9,000,000	6,257,754
American International Group Inc
8.175% due 05/15/58 §	8,000,000	5,340,000
Arch Western Finance LLC
6.750% due 07/01/13 †	2,500,000	2,493,750
CB Richard Ellis Services Inc
11.625% due 06/15/17	3,000,000	3,345,000
CEDC Finance Corp International Inc
9.125% due 12/01/16 ~	2,500,000	2,587,500
Chukchansi Economic Development Authority
4.024% due 11/15/12 § ~	1,000,000	705,000
CIT Group Inc
7.000% due 05/01/13 †	1,139,475	1,071,106
7.000% due 05/01/14 †	1,709,213	1,591,705
7.000% due 05/01/15 †	3,209,213	2,888,292
7.000% due 05/01/16 †	7,348,690	6,503,591
7.000% due 05/01/17 †	6,488,165	5,660,924
First Data Corp
9.875% due 09/24/15 †	14,500,000	13,593,750
10.550% due 09/24/15	2,500,000	2,231,250
11.250% due 03/31/16	2,500,000	2,150,000
Ford Motor Credit Co LLC
7.000% due 10/01/13	2,000,000	1,998,606
7.500% due 08/01/12 †	7,000,000	7,063,273
7.800% due 06/01/12	4,000,000	4,045,196
8.000% due 06/01/14 †	3,000,000	3,083,193
8.700% due 10/01/14	5,000,000	5,232,505
General Motors Acceptance Corp LLC
6.000% due 12/15/11 † ~	4,000,000	3,960,000
6.875% due 09/15/11 ~	5,000,000	4,975,000
6.875% due 08/28/12 † ~	11,500,000	11,385,000
8.000% due 11/01/31 ~	4,456,000	4,054,960
Host Hotels & Resorts LP
9.000% due 05/15/17 † ~	2,500,000	2,715,625
iStar Financial Inc REIT
5.150% due 03/01/12	4,000,000	2,480,000
KAR Auction Services Inc
8.750% due 05/01/14	2,500,000	2,590,625
Liberty Mutual Group Inc
7.800% due 03/15/37 ~	2,000,000	1,670,000
10.750% due 06/15/58 § ~	3,000,000	3,210,000
Lloyds Banking Group PLC (United Kingdom)
6.413% § ± ~	3,000,000	1,804,221
Nuveen Investments Inc
10.500% due 11/15/15	3,500,000	3,193,750
RBS Capital Trust I
4.709% § ±	1,760,000	888,800
RBS Capital Trust II
6.425% § ±	3,000,000	1,845,000
RBS Capital Trust III
5.512% § ±	2,000,000	1,030,000
Realogy Corp
12.375% due 04/15/15	3,500,000	2,738,750
Ventas Realty LP
9.000% due 05/01/12	2,000,000	2,100,000
Washington Mutual Bank
5.125% due 01/15/15 ¤	2,000,000	20,000
Zions BanCorp
6.000% due 09/15/15	1,350,000	955,913

		134,090,176

Health Care - 6.8%

Apria Healthcare Group Inc
12.375% due 11/01/14 † ~	1,000,000	1,105,000
Bausch & Lomb Inc
9.875% due 11/01/15	2,000,000	2,120,000
Biomet Inc
10.000% due 10/15/17	1,000,000	1,091,250
10.375% due 10/15/17	5,000,000	5,450,000
CHS/Community Health Systems Inc
8.875% due 07/15/15	4,750,000	4,928,125
Elan Finance PLC (Ireland)
8.750% due 10/15/16 † ~	1,000,000	960,000
8.875% due 12/01/13	1,560,000	1,560,000
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/11	4,000,000	4,165,000
HCA Inc
6.750% due 07/15/13	3,000,000	2,970,000
8.500% due 04/15/19 ~	4,000,000	4,330,000
9.125% due 11/15/14	4,500,000	4,758,750
9.250% due 11/15/16	12,750,000	13,722,188
HealthSouth Corp
8.125% due 02/15/20	2,000,000	1,980,000
10.750% due 06/15/16 †	3,500,000	3,823,750
IASIS Healthcare LLC
8.750% due 06/15/14	2,000,000	2,035,000
Multiplan Inc
10.375% due 04/15/16 ~	3,375,000	3,307,500
Omnicare Inc
6.875% due 12/15/15	1,000,000	977,500
Psychiatric Solutions Inc
7.750% due 07/15/15	1,750,000	1,701,875
7.750% due 07/15/15 ~	1,000,000	947,500
Select Medical Corp
7.625% due 02/01/15	3,000,000	2,925,000
Tenet Healthcare Corp
9.000% due 05/01/15 ~	2,250,000	2,441,250
9.250% due 02/01/15 †	3,000,000	3,210,000
10.000% due 05/01/18 ~	1,250,000	1,406,250
US Oncology Inc
9.125% due 08/15/17	2,500,000	2,637,500
Vanguard Health Holding Co I LLC
11.250% due 10/01/15	1,500,000	1,586,250
Vanguard Health Holding Co II LLC
9.000% due 10/01/14	1,000,000	1,041,250

		77,180,938

Industrials - 7.8%

American Airlines Pass-Through Trust
10.375% due 07/02/19	2,000,000	2,210,000
Ashtead Capital Inc
9.000% due 08/15/16 ~	2,000,000	2,012,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Casella Waste Systems Inc
9.750% due 02/01/13	$2,000,000	$1,985,000
11.000% due 07/15/14 ~	1,500,000	1,631,250
Ceridian Corp
11.250% due 11/15/15	3,000,000	2,876,250
12.250% due 11/15/15	1,000,000	950,000
Colt Defense Inc
8.750% due 11/15/17 ~	2,000,000	2,075,000
Continental Airlines Inc
8.750% due 12/01/11 †	4,000,000	3,890,000
9.000% due 07/08/16	2,000,000	2,120,000
Corrections Corp of America
7.750% due 06/01/17	2,725,000	2,820,375
Delta Air Lines Inc
9.500% due 09/15/14 ~	2,000,000	2,087,500
12.250% due 03/15/15 ~	3,000,000	3,015,000
FTI Consulting Inc
7.625% due 06/15/13	1,750,000	1,782,813
7.750% due 10/01/16	3,775,000	3,841,062
Goodman Global Group Inc
0.000% due 12/15/14 ~	4,500,000	2,576,250
Iron Mountain Inc
8.375% due 08/15/21	3,000,000	3,112,500
Kansas City Southern de Mexico SA de CV (Mexico)
7.625% due 12/01/13	2,000,000	1,980,000
9.375% due 05/01/12	2,000,000	2,085,000
L-3 Communications Corp
6.375% due 10/15/15	3,440,000	3,470,100
Masco Corp
7.750% due 08/01/29	5,000,000	4,664,310
McJunkin Red Man Corp
9.500% due 12/15/16 ~	2,000,000	1,965,000
Mobile Mini Inc
6.875% due 05/01/15	1,500,000	1,425,000
9.750% due 08/01/14	1,000,000	1,045,000
Navios Maritime Holdings Inc
8.875% due 11/01/17 ~	2,000,000	2,087,500
Navistar International Corp
8.250% due 11/01/21	3,000,000	3,090,000
RailAmerica Inc
9.250% due 07/01/17	2,250,000	2,404,687
RSC Equipment Rental Inc
9.500% due 12/01/14 †	3,500,000	3,521,875
10.000% due 07/15/17 ~	2,500,000	2,731,250
Spirit Aerosystems Inc
7.500% due 10/01/17 ~	4,000,000	3,960,000
Terex Corp
8.000% due 11/15/17	2,000,000	1,935,000
Trimas Corp
9.750% due 12/15/17 ~	2,500,000	2,465,625
United Air Lines Inc
9.750% due 01/15/17	2,000,000	2,040,000
United Rentals North America Inc
9.250% due 12/15/19	2,500,000	2,593,750
10.875% due 06/15/16	2,000,000	2,185,000
USG Corp
9.500% due 01/15/18	2,000,000	2,070,000
9.750% due 08/01/14 ~	2,000,000	2,145,000

		88,849,597

Information Technology - 2.8%

Advanced Micro Devices Inc
8.125% due 12/15/17 † ~	1,000,000	1,001,250
Alion Science & Technology Corp
10.250% due 02/01/15	4,500,000	3,465,000
Freescale Semiconductor Inc
8.875% due 12/15/14 †	3,500,000	3,228,750
10.125% due 12/15/16 †	8,000,000	6,480,000
Jabil Circuit Inc
8.250% due 03/15/18	1,750,000	1,881,250
NXP BV (Netherlands)
9.500% due 10/15/15	3,000,000	2,572,500
Open Solutions Inc
9.750% due 02/01/15 ~	1,000,000	773,750
Sanmina-SCI Corp
8.125% due 03/01/16 †	2,190,000	2,195,475
SunGard Data Systems Inc
9.125% due 08/15/13	2,000,000	2,060,000
10.250% due 08/15/15 †	4,500,000	4,815,000
Unisys Corp
12.500% due 01/15/16	3,000,000	3,120,000

		31,592,975

Materials - 9.9%

Berry Plastics Corp
10.250% due 03/01/16 †	3,000,000	2,655,000
Berry Plastics Escrow LLC
8.875% due 09/15/14 † ~	5,000,000	4,887,500
Boise Paper Holdings LLC
9.000% due 11/01/17 ~	2,000,000	2,082,500
Cemex Finance LLC
9.500% due 12/14/16 † ~	2,000,000	2,105,000
Crown Americas LLC
7.625% due 11/15/13	1,800,000	1,867,500
7.750% due 11/15/15	2,500,000	2,600,000
Domtar Corp
10.750% due 06/01/17	2,000,000	2,360,000
Edgen Murray Corp
12.250% due 01/15/15 ~	2,000,000	1,975,000
FMG Finance Property Ltd (Australia)
10.625% due 09/01/16 ~	2,500,000	2,778,125
Georgia-Pacific LLC
7.000% due 01/15/15 ~	4,000,000	4,070,000
7.125% due 01/15/17 ~	3,165,000	3,220,388
8.000% due 01/15/24	2,500,000	2,562,500
8.125% due 05/15/11	3,000,000	3,165,000
9.500% due 12/01/11	1,500,000	1,627,500
Graham Packaging Co LP
9.875% due 10/15/14 †	3,500,000	3,587,500
Graphic Packaging International Inc
9.500% due 08/15/13	4,000,000	4,150,000
Hanson Australia Funding Ltd (Australia)
5.250% due 03/15/13	3,020,000	2,976,856
Hexion U.S. Finance Corp
9.750% due 11/15/14 †	4,000,000	3,940,000
Huntsman International LLC
5.500% due 06/30/16 † ~	1,000,000	892,500
7.375% due 01/01/15 †	4,000,000	3,860,000
MeadWestvaco Corp
7.375% due 09/01/19	2,000,000	2,200,840
Momentive Performance Materials Inc
9.750% due 12/01/14 †	4,000,000	3,870,000
NewPage Corp
10.000% due 05/01/12	2,500,000	1,800,000
11.375% due 12/31/14 ~	2,000,000	2,030,000
Nova Chemicals Corp (Canada)
8.375% due 11/01/16 ~	3,000,000	3,060,000
Novelis Inc (Canada)
7.250% due 02/15/15	2,000,000	1,915,000
11.500% due 02/15/15 ~	2,000,000	2,152,500
Owens Brockway Glass Container Inc
7.375% due 05/15/16 †	2,000,000	2,075,000
Ply Gem Industries Inc
9.000% due 02/15/12	1,000,000	845,000
11.750% due 06/15/13	1,000,000	1,005,000
Rock-Tenn Co
8.200% due 08/15/11	1,500,000	1,599,375
9.250% due 03/15/16 ~	5,000,000	5,456,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Ryerson Inc
12.000% due 11/01/15	$3,000,000	$3,150,000
Silgan Holdings Inc
7.250% due 08/15/16	2,000,000	2,065,000
Sino-Forest Corp (Canada)
10.250% due 07/28/14 ~	2,000,000	2,190,000
Solo Cup Co
10.500% due 11/01/13 ~	2,000,000	2,140,000
Steel Dynamics Inc
6.750% due 04/01/15	2,000,000	1,992,500
Teck Resources Ltd (Canada)
9.750% due 05/15/14	3,000,000	3,476,250
10.250% due 05/15/16	4,000,000	4,680,000
10.750% due 05/15/19	1,750,000	2,100,000
Verso Paper Holdings LLC
9.125% due 08/01/14 †	2,000,000	1,920,000
11.375% due 08/01/16	1,000,000	810,000
Weyerhaeuser Co
7.375% due 10/01/19 †	3,000,000	3,140,493

		113,036,077

Telecommunication Services - 12.3%

Axtel SAB de CV (Mexico)
9.000% due 09/22/19 ~	2,000,000	2,060,000
CC Holdings GS V LLC
7.750% due 05/01/17 ~	2,000,000	2,140,000
Clearwire Communications LLC
12.000% due 12/01/15 ~	8,500,000	8,670,000
Cricket Communications Inc
7.750% due 05/15/16 †	3,000,000	3,007,500
Crown Castle International Corp
9.000% due 01/15/15	2,500,000	2,675,000
Digicel Group Ltd (Bermuda)
8.875% due 01/15/15 ~	3,500,000	3,412,500
12.000% due 04/01/14 ~	1,000,000	1,115,000
Frontier Communications Corp
6.625% due 03/15/15	2,500,000	2,443,750
Intelsat Bermuda Ltd (Bermuda)
11.250% due 02/04/17 ~	8,000,000	8,060,000
11.500% due 02/04/17 ~	8,000,000	7,900,000
Intelsat Corp
9.250% due 06/15/16	4,650,000	4,824,375
Intelsat Intermediate Holding Co Ltd (Bermuda)
0.000% due 02/01/15 §	3,225,000	3,329,813
Intelsat Jackson Holdings Ltd (Bermuda)
9.250% due 06/15/16 ж	1,000,000	990,000
11.250% due 06/15/16	3,500,000	3,806,250
Intelsat Subsidiary Holding Co Ltd (Bermuda)
8.875% due 01/15/15 ~	2,500,000	2,587,500
Level 3 Financing Inc
8.750% due 02/15/17	3,000,000	2,752,500
9.250% due 11/01/14	3,000,000	2,850,000
MetroPCS Wireless Inc
9.250% due 11/01/14 †	7,000,000	7,122,500
Nextel Communications Inc
5.950% due 03/15/14	9,000,000	8,448,750
6.875% due 10/31/13	2,365,000	2,305,875
Primus Telecommunications Holding Inc
13.000% due 12/15/16 ~	3,000,000	2,865,300
Qwest Communications International Inc
7.500% due 02/15/14	4,475,000	4,514,156
8.000% due 10/01/15 ~	4,000,000	4,130,000
Qwest Corp
7.125% due 11/15/43	7,500,000	6,187,500
7.500% due 06/15/23	2,500,000	2,375,000
SBA Telecommunications Inc
8.000% due 08/15/16 ~	2,500,000	2,625,000
Sprint Capital Corp
8.750% due 03/15/32	6,500,000	6,158,750
Sprint Nextel Corp
6.000% due 12/01/16	8,500,000	7,798,750
Telesat LLC (Canada)
11.000% due 11/01/15	11,095,000	12,093,550
West Corp
9.500% due 10/15/14	5,500,000	5,610,000
11.000% due 10/15/16 †	2,000,000	2,100,000
Windstream Corp
8.125% due 08/01/13	3,000,000	3,127,500

		140,086,819

Utilities - 6.4%

AmeriGas Partners LP
7.250% due 05/20/15	2,000,000	2,010,000
Dynegy Holdings Inc
7.500% due 06/01/15 † ~	2,000,000	1,850,000
7.625% due 10/15/26	4,700,000	3,266,500
7.750% due 06/01/19	1,500,000	1,308,750
8.375% due 05/01/16 †	2,500,000	2,387,500
Edison Mission Energy
7.200% due 05/15/19	4,000,000	3,050,000
7.750% due 06/15/16	2,000,000	1,710,000
Energy Future Holdings Corp
10.875% due 11/01/17	8,000,000	6,580,000
Ipalco Enterprises Inc
7.250% due 04/01/16 ~	2,450,000	2,468,375
Midwest Generation LLC
8.560% due 01/02/16	1,669,600	1,686,296
Mirant Americas Generation LLC
9.125% due 05/01/31	2,000,000	1,810,000
Mirant North America LLC
7.375% due 12/31/13	1,500,000	1,490,625
North American Energy Alliance LLC
10.875% due 06/01/16 ~	1,000,000	1,067,500
NRG Energy Inc
7.250% due 02/01/14	4,000,000	4,060,000
7.375% due 02/01/16	5,500,000	5,520,625
Public Service Co of New Mexico
7.950% due 05/15/18	2,750,000	2,883,092
RRI Energy Inc
7.875% due 06/15/17 †	3,000,000	2,962,500
Southern Union Co
7.200% due 11/01/66 §	2,500,000	2,150,000
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15 †	11,500,000	9,372,500
The AES Corp
7.750% due 03/01/14	3,000,000	3,060,000
8.875% due 02/15/11	2,812,000	2,945,570
9.750% due 04/15/16 ~	2,500,000	2,750,000
Wind Acquisition Finance SA (Luxembourg)
11.750% due 07/15/17 ~	2,500,000	2,743,750
Wind Acquisition Holdings Finance SPA (Italy)
12.250% due 07/15/17 ~	4,000,000	3,960,000

		73,093,583

Total Corporate Bonds & Notes
(Cost $975,931,746)		1,044,177,340

CONVERTIBLE CORPORATE BONDS & NOTES - 2.2%

Consumer Discretionary - 0.2%

TRW Automotive Inc
3.500% due 12/01/15 ~	2,000,000	2,202,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value

Energy - 0.6%

Chesapeake Energy Corp
2.250% due 12/15/38	$2,500,000	$1,903,125
2.500% due 05/15/37	2,000,000	1,800,000
Peabody Energy Corp
4.750% due 12/15/41	3,000,000	3,045,000

		6,748,125

Financials - 0.1%

Host Hotels & Resorts LP
2.50% due 10/15/29 ~	1,000,000	1,073,750

Health Care - 0.1%

Omnicare Inc
3.250% due 12/15/35	1,000,000	818,750

Industrials - 0.2%

AMR Corp
6.250% due 10/15/14 †	2,000,000	2,082,500

Information Technology - 0.4%

Advanced Micro Devices Inc
5.750% due 08/15/12	1,041,000	1,031,891
6.000% due 05/01/15	2,000,000	1,810,000
Intel Corp
2.950% due 12/15/35	2,000,000	1,940,000

		4,781,891

Materials - 0.1%

Sino-Forest Corp (Canada)
4.250% due 12/15/16 ~	1,500,000	1,646,250

Telecommunication Services - 0.5%

Leap Wireless International Inc
4.500% due 07/15/14	2,500,000	2,081,250
SBA Communications Corp
1.875% due 05/01/13	3,000,000	3,093,750

		5,175,000

Total Convertible Corporate Bonds & Notes
(Cost $23,130,610)		24,528,766

SENIOR LOAN NOTES - 2.7%

Consumer Discretionary - 1.6%

Ford Motor Co Term B
3.287% due 12/16/13 §	7,923,798	7,362,531
Newsday (Fixed Term Loan)
10.500% due 08/01/13 §	8,500,000	9,020,625
Travelport Holdings Ltd
8.281% due 03/27/12 §	2,551,622	2,360,251

		18,743,407

Energy - 0.3%

Venoco Inc (2nd Lien)
4.250% due 05/07/14 §	3,627,942	3,277,621

Financials - 0.2%

Nuveen Investments Inc (2nd Lien)
12.500 due 07/09/15 §	2,000,000	2,092,500

Utilities - 0.6%

Calpine Corp (1st Priority)
3.135% due 03/29/14 §	2,411,397	2,286,004
Texas Competitive Electric Co Term B2
3.735 % due 10/10/14 §	1,920,280	1,568,628
Texas Competitive Electric Co (Delayed Draw)
3.735 % due 10/10/14 §	3,990,000	3,213,945

		7,068,577

Total Senior Loan Notes
(Cost $27,869,553)		31,182,105

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase priced of $3,491,002; collateralized by U.S. Treasury Bills: 0.000% due 02/11/10 and market value $3,565,000)	3,491,000	3,491,000

Total Short-Term Investment
(Cost $3,491,000)		3,491,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.2%
(Cost $1,045,469,553)		1,120,789,502

	Shares
SECURITIES LENDING COLLATERAL - 6.5%

Pacific Select Liquidating Trust Ω	27,414,970	27,363,978
Pacific Select Sigma Liquidating Trust ¤ ж	1,292,106	54,928
State Street Navigator Securities Lending Trust-PSF Portfolio	46,425,338	46,425,338

Total Securities Lending Collateral
(Cost $73,231,838)		73,844,244

TOTAL INVESTMENTS - 104.7%
(Cost $1,118,701,391)		1,194,633,746

OTHER ASSETS & LIABILITIES, NET - (4.7%)		(53,808,763)

NET ASSETS - 100.0%		$1,140,824,983

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	22.6%
Telecommunication Services	12.8%
Financials	12.3%
Energy	10.9%
Materials	10.0%
Industrials	8.0%
Utilities	7.0%
Health Care	6.9%
Short-Term Investment & Securities Lending Collateral	6.8%
Information Technology	3.2%
Consumer Staples	3.0%
Exchange-Traded Funds	1.2%

104.7%
Other Assets & Liabilities, Net	(4.7%)

100.0%

(b) As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

A-1 (Short-Term Debt only)	0.3%
A	0.6%
BBB	3.0%
BB	30.6%
B	37.8%
CCC	23.3%
CC	1.2%
C	0.2%
D	0.5%
Not Rated	2.5%

100.0%

(c) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d) Securities with a total aggregate market value of $3,436,428 or 0.3% of the net assets were in default as of December 31, 2009.

(e) 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$1,378,361	$1,378,361	$-	$-
	Common Stocks
	Consumer Discretionary	340,000	-	-	340,000
	Financials	2,015,530	2,015,530	-	-

		2,355,530	2,015,530	-	340,000

	Exchange-Traded Funds	13,676,400	13,676,400	-	-
	Corporate Bonds & Notes	1,044,177,340	-	1,041,312,040	2,865,300
	Convertible Corporate Bonds & Notes	24,528,766	-	24,528,766	-
	Senior Loan Notes	31,182,105	-	31,182,105	-
	Short-Term Investment	3,491,000	-	3,491,000	-
	Securities Lending Collateral	73,844,244	-	73,844,244	-

	Total	$1,194,633,746	$17,070,291	$1,174,358,155	$3,205,300

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

								Change in Net
								Unrealized
					Total Change			Appreciation
					in Net			(Depreciation) on
	Value,	Net	Accrued	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning	Purchases	Discounts	Realized	Appreciation	In and/or	Value,	Held at the End of
	of Year	(Sales)	(Premiums)	Gains (Losses)	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Common Stocks	$-	$-	$-	$-	$340,000	$-	$340,000	$340,000
Corporate Bonds & Notes	-	2,955,300	112	-	(90,112)	-	2,865,300	(90,112)

	$-	$2,955,300	$112	$-	$249,888	$-	$3,205,300	$249,888

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%

Financials - 0.1%

Wells Fargo & Co 7.500%	3,200	$2,937,600

Total Convertible Preferred Stocks
(Cost $3,200,000)		2,937,600

COMMON STOCKS - 0.0%

Financials - 0.0%

CIT Group Inc *	9,190	253,736

Total Common Stocks
(Cost $149,953)		253,736

	Principal
	Amount
CORPORATE BONDS & NOTES - 31.3%

Consumer Discretionary - 1.0%

AutoZone Inc
6.950% due 06/15/16	$5,000,000	5,427,500
7.125% due 08/01/18	5,000,000	5,543,610
Centex Corp
5.700% due 05/15/14	3,500,000	3,587,500
DISH DBS Corp
7.000% due 10/01/13	9,000,000	9,303,750
Limited Brands Inc
6.900% due 07/15/17	1,000,000	1,003,750
Macy’s Retail Holdings Inc
5.875% due 01/15/13	2,000,000	2,065,000
5.900% due 12/01/16	2,000,000	1,960,000
7.450% due 07/15/17	1,000,000	1,040,000
Starwood Hotels & Resorts Worldwide Inc
6.250% due 02/15/13	3,000,000	3,108,750
6.750% due 05/15/18	3,900,000	3,929,250
7.875% due 05/01/12	5,500,000	5,960,625

		42,929,735

Consumer Staples - 0.8%

Cadbury Schweppes US Finance LLC
5.125% due 10/01/13 ~	6,200,000	6,453,357
CVS Caremark Corp
0.556% due 06/01/10 §	10,100,000	10,105,404
Reynolds American Inc
0.954% due 06/15/11 §	8,200,000	8,127,077
UST Inc
6.625% due 07/15/12	8,900,000	9,634,517

		34,320,355

Energy - 0.2%

Gaz Capital SA (Russia)
7.343% due 04/11/13 ~	1,200,000	1,260,000
Spectra Energy Capital LLC
5.668% due 08/15/14	5,200,000	5,634,398

		6,894,398

Financials - 26.4%

Allstate Life Global Funding Trusts
0.870% due 03/01/10 §	4,385,000	4,386,315
American Express Bank FSB
0.291% due 04/26/10 §	14,525,000	14,484,475
American Express Credit Corp
0.351% due 02/24/12 §	5,550,000	5,426,907
0.381% due 10/04/10 §	3,495,000	3,486,539
0.393% due 06/16/11 §	3,060,000	3,019,893
1.631% due 05/27/10 §	7,000,000	7,029,022
American International Group Inc
4.700% due 10/01/10	1,100,000	1,099,411
5.600% due 10/18/16	800,000	662,918
8.175% due 05/15/58 §	7,900,000	5,273,250
8.250% due 08/15/18	4,900,000	4,607,240
8.625% due 05/22/38 § ~	GBP 1,400,000	1,447,220
ANZ National International Ltd (New Zealand)
0.710% due 08/19/14 § ~	$10,000,000	10,102,280
Bank of America Corp
0.373% due 08/15/11 §	500,000	493,531
Bank of America NA
0.873% due 05/12/10 §	6,500,000	6,513,299
Bank of Scotland PLC (United Kingdom)
4.880% due 04/15/11 ~ ж	6,300,000	6,542,562
Caelus Re Ltd (Cayman)
6.504% due 06/07/11 § ~ ж	1,200,000	1,172,671
CIT Group Inc
7.000% due 05/01/13	106,773	100,367
7.000% due 05/01/14	160,161	149,150
7.000% due 05/01/15	160,161	144,145
7.000% due 05/01/16	266,936	236,238
7.000% due 05/01/17	373,711	326,063
Citibank NA
1.375% due 08/10/11	1,000,000	1,003,046
Citigroup Funding Inc
1.325% due 05/07/10 §	13,800,000	13,832,913
Citigroup Inc
0.361% due 05/18/11 §	10,590,000	10,412,596
5.250% due 02/27/12	6,700,000	6,926,031
5.300% due 10/17/12	52,300,000	54,518,304
6.500% due 01/18/11	5,000,000	5,229,890
Commonwealth Bank of Australia (Australia)
0.533% due 09/17/14 § ~	8,100,000	8,085,793
0.704% due 07/12/13 § ~	69,400,000	69,234,897
0.751% due 06/25/14 § ~	18,500,000	18,444,537
Countrywide Financial Corp
0.715% due 05/07/12 §	4,000,000	3,909,708
5.800% due 06/07/12	7,712,000	8,191,008
Countrywide Home Loans Inc
4.000% due 03/22/11	3,100,000	3,166,938
Dexia Credit Local (France)
0.899% due 09/23/11 § ~	7,300,000	7,365,474
Ford Motor Credit Co LLC
7.250% due 10/25/11	10,800,000	10,911,391
7.800% due 06/01/12	500,000	505,649
Foundation Re II Ltd (Cayman)
7.023% due 11/26/10 § ~ ж	2,600,000	2,576,999
General Electric Capital Corp
0.253% due 09/21/12 §	61,500,000	61,554,919
0.253% due 12/21/12 §	42,000,000	42,053,046
0.426% due 06/01/12 §	96,100,000	96,598,567
General Motors Acceptance Corp LLC
6.875% due 08/28/12	10,600,000	10,378,873
Genworth Financial Inc
6.515% due 05/22/18	3,000,000	2,749,569
Green Valley Ltd (Cayman)
4.343% due 01/10/11 § ~ ж	EUR 2,100,000	2,919,734
HBOS PLC (United Kingdom)
6.750% due 05/21/18 ~	$5,800,000	5,390,213
HCP Inc
6.700% due 01/30/18	3,000,000	2,914,854
HSBC Finance Corp
0.334% due 03/12/10 §	4,200,000	4,197,686
0.485% due 08/09/11 §	6,600,000	6,475,399
0.524% due 05/10/10 §	8,000,000	7,998,168

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
0.552% due 04/24/12 §	$789,000	$761,498
0.634% due 07/19/12 §	7,500,000	7,236,892
6.750% due 05/15/11	450,000	475,751
ING Bank Australia Ltd (Australia)
4.850% due 06/24/14 §	AUD 2,000,000	1,805,861
International Lease Finance Corp
6.625% due 11/15/13	$3,200,000	2,578,019
JPMorgan Chase & Co
0.454% due 01/17/11 §	700,000	700,024
LeasePlan Corp NV (Netherlands)
3.000% due 05/07/12 ~	9,800,000	10,040,061
Lehman Brothers Holdings Inc
2.520% due 11/24/08 ¤ §	900,000	180,000
2.851% due 12/23/08 ¤ §	3,600,000	720,000
5.259% due 06/12/13 ¤ §	EUR 4,210,000	1,041,080
6.200% due 09/26/14 ¤	$1,900,000	380,000
6.875% due 05/02/18 ¤	7,000,000	1,487,500
7.000% due 09/27/27 ¤	1,700,000	340,000
Liberty Mutual Group Inc
5.750% due 03/15/14 ~	3,600,000	3,551,684
Marsh & McLennan Cos Inc
5.750% due 09/15/15	6,000,000	6,267,192
Merna Reinsurance Ltd (Bermuda)
0.901% due 07/07/10 § ~ ж	17,900,000	17,559,900
Merrill Lynch & Co Inc
0.481% due 11/01/11 §	10,065,000	9,885,078
0.485% due 06/05/12 §	3,000,000	2,912,445
5.450% due 02/05/13	9,000,000	9,477,144
Metropolitan Life Global Funding I
0.313% due 05/17/10 § ~	15,600,000	15,584,416
1.378% due 09/17/12 § ~	22,600,000	22,724,797
2.157% due 06/10/11 § ~	3,300,000	3,367,383
Morgan Stanley
0.534% due 01/18/11 §	1,635,000	1,627,656
0.534% due 01/09/12 §	1,000,000	989,172
0.584% due 01/09/14 §	3,200,000	3,058,221
1.048% due 03/01/13 §	EUR 600,000	819,402
2.373% due 05/14/10 §	$2,900,000	2,921,112
6.750% due 04/15/11	29,756,000	31,535,706
National Australia Bank Ltd (Australia)
0.725% due 02/08/10 § ~	40,700,000	40,705,210
0.784% due 07/08/14 § ~	125,700,000	125,311,336
ProLogis
6.625% due 05/15/18	5,400,000	5,129,239
Santander Perpetual SA Unipersonal (Spain)
6.671% § ± ~	11,200,000	10,081,490
SLM Corp
0.214% due 03/15/12 §	223,000	194,931
0.454% due 03/15/11 §	5,000,000	4,709,060
0.839% due 11/21/13 §	300,000	238,392
1.164% due 12/15/13 §	200,000	160,486
1.867% due 02/01/14 §	1,055,000	827,384
1.937% due 01/31/14 §	2,472,000	1,934,192
8.450% due 06/15/18	2,912,000	2,877,688
Sovereign Bancorp Inc
4.900% due 09/23/10	6,790,000	6,934,939
Svenska Handelsbanken AB (Sweden)
1.254% due 09/14/12 § ~	18,600,000	18,518,365
The Bear Stearns Cos LLC
0.444% due 11/28/11 §	3,000,000	2,990,658
0.471% due 02/01/12 §	8,702,000	8,661,388
The Goldman Sachs Group Inc
0.458% due 02/06/12 §	10,000,000	9,930,550
0.498% due 08/05/11 §	1,000,000	956,024
0.551% due 06/28/10 §	23,600,000	23,629,878
0.701% due 03/22/16 §	18,500,000	17,063,197
0.784% due 01/12/15 §	500,000	477,803
The Royal Bank of Scotland Group PLC (United Kingdom)
1.183% due 04/23/12 §	1,800,000	1,821,616
1.450% due 10/20/11 ~	16,300,000	16,270,660
7.092% § ±	EUR 1,900,000	1,382,301
9.118% ±	$2,500,000	2,287,620
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland)
7.700% due 08/07/13 ~	7,500,000	8,079,352
UBS AG (Switzerland)
1.501% due 09/29/11 §	30,100,000	30,041,185
US Central Federal Credit Union
1.900% due 10/19/12	26,800,000	26,797,132
Vita Capital II Ltd (Cayman)
1.190% due 01/04/10 § ~ ж	1,000,000	1,000,000
Vita Capital III Ltd (Cayman)
1.371% due 01/01/12 § ~ ж	2,400,000	2,241,360
Wachovia Bank NA
0.327% due 12/02/10 §	4,900,000	4,901,318
1.173% due 05/14/10 §	30,000,000	30,094,950
Wachovia Corp
0.413% due 04/23/12 §	2,100,000	2,072,114
Wells Fargo Capital XIII
7.700% § ±	4,700,000	4,582,500
Western Corporate Federal Credit Union
1.750% due 11/02/12	25,300,000	25,203,658
Westpac Banking Corp (Australia)
0.536% due 09/10/14 § ~	2,900,000	2,908,311

		1,145,293,979

Health Care - 0.3%

Cardinal Health Inc
6.000% due 06/15/17	1,000,000	1,019,888
GlaxoSmithKline Capital Inc
0.898% due 05/13/10 §	5,000,000	5,011,795
Roche Holdings Inc
2.262% due 02/25/11 § ~	7,800,000	7,967,146

		13,998,829

Industrials - 0.7%

Con-way Inc
7.250% due 01/15/18	7,000,000	7,078,092
Masco Corp
6.125% due 10/03/16	5,300,000	5,057,419
PACCAR Inc
1.428% due 09/14/12 §	15,700,000	15,911,479

		28,046,990

Information Technology - 0.0%

Motorola Inc
6.000% due 11/15/17	2,000,000	1,938,070

Materials - 0.9%

Alcoa Inc
6.750% due 07/15/18	2,000,000	2,043,424
Pactiv Corp
6.400% due 01/15/18	1,500,000	1,579,790
Rexam PLC (United Kingdom)
6.750% due 06/01/13 ~	4,200,000	4,465,163
Rohm & Haas Co
6.000% due 09/15/17	5,000,000	5,167,575
Temple-Inland Inc
6.875% due 01/15/18	4,000,000	4,106,360

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
The Dow Chemical Co
2.525% due 08/08/11 §	$11,565,000	$11,774,523
4.625% due 05/27/11	EUR 2,300,000	3,363,451
4.850% due 08/15/12	$4,300,000	4,521,906
Xstrata Canada Corp (Canada)
7.350% due 06/05/12	3,700,000	3,977,037

		40,999,229

Telecommunication Services - 0.9%

Deutsche Telekom International Finance BV (Netherlands)
8.500% due 06/15/10	550,000	568,447
Embarq Corp
6.738% due 06/01/13	5,000,000	5,436,560
Verizon Wireless Capital LLC
2.869% due 05/20/11 §	29,615,000	30,632,423
Vodafone Group PLC (United Kingdom)
0.536% due 02/27/12 §	1,000,000	996,877

		37,634,307

Utilities - 0.1%

Indianapolis Power & Light Co
6.300% due 07/01/13 ~	500,000	539,299
Ohio Power Co
0.431% due 04/05/10 §	2,000,000	2,000,124
5.300% due 11/01/10	2,250,000	2,328,802

		4,868,225

Total Corporate Bonds & Notes
(Cost $1,358,490,098)		1,356,924,117

SENIOR LOAN NOTES - 0.6%

Consumer Discretionary - 0.1%

Ford Motor Co Term B
3.287% due 12/15/13 §	3,904,477	3,627,912

Financials - 0.5%

Chrysler Financial Co LLC Term B
4.240 % due 08/03/12 §	23,055,901	22,537,143

Total Senior Loan Notes
(Cost $25,933,056)		26,165,055

MORTGAGE-BACKED SECURITIES - 13.6%

Collateralized Mortgage Obligations - Commercial - 2.7%

Banc of America Commercial Mortgage Inc
5.414% due 09/10/47 "	2,500,000	2,352,969
5.658% due 06/10/49 " §	2,900,000	2,431,262
5.738% due 05/10/45 " §	1,400,000	1,378,373
5.744% due 02/10/51 " §	2,900,000	2,564,805
5.889% due 07/10/44 " §	11,015,000	10,048,232
Banc of America Large Loan Inc
0.743% due 08/15/29 " § ~	23,528,023	20,790,686
Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/30 "	21,769	21,750
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/44 " §	900,000	807,843
Credit Suisse Mortgage Capital Certificates
5.723% due 06/15/39 " §	4,140,000	3,322,340
CS First Boston Mortgage Securities Corp
4.938% due 12/15/40 "	465,244	467,136
GE Capital Commercial Mortgage Corp
4.229% due 12/10/37 "	4,031,919	4,078,212
4.706% due 05/10/43 "	799,345	803,710
GMAC Commercial Mortgage Securities Inc
5.238% due 11/10/45 " §	10,000,000	9,713,395
Greenwich Capital Commercial Funding Corp
5.444% due 03/10/39 "	11,815,000	10,465,676
GS Mortgage Securities Corp II
0.325% due 03/06/20 " § ~	5,268,608	5,014,692
JPMorgan Chase Commercial Mortgage Securities Corp
5.336% due 05/15/47 "	1,590,000	1,382,598
5.429% due 12/12/43 "	1,650,000	1,561,836
5.794% due 02/12/51 " §	4,000,000	3,499,113
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/39 "	964,000	920,724
5.424% due 02/15/40 "	420,000	348,855
Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/49 "	700,000	595,775
Morgan Stanley Capital I
0.294% due 10/15/20 " § ~	6,058,790	5,359,698
5.880% due 06/11/49 " §	3,200,000	2,860,355
Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/20 " § ~	15,284,774	12,801,782
0.323% due 09/15/21 " § ~	14,241,649	12,151,023

		115,742,840

Collateralized Mortgage Obligations - Residential - 9.6%

American Home Mortgage Assets
1.244% due 02/25/47 " §	7,210,901	3,369,309
American Home Mortgage Investment Trust
5.660% due 09/25/45 " §	3,735,407	2,949,603
Banc of America Funding Corp
4.531% due 02/20/36 " §	5,929,611	5,124,343
6.086% due 01/20/47 " §	4,294,861	3,035,774
Banc of America Mortgage Securities Inc
5.207% due 11/25/34 " §	441,308	385,215
6.500% due 09/25/33 "	621,043	628,389
BCAP LLC Trust
0.401% due 01/25/37 " §	4,346,498	2,076,822
Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/35 " §	2,416,133	2,166,226
2.530% due 08/25/35 " §	2,241,403	1,957,093
2.560% due 08/25/35 " §	3,106,497	2,735,828
3.562% due 01/25/35 " §	22,885,442	19,990,335
4.371% due 02/25/34 " §	4,044,376	3,424,993
4.974% due 01/25/35 " §	1,825,693	1,672,503
Bear Stearns Alt-A Trust
5.275% due 09/25/35 " §	22,074,547	14,793,269
5.658% due 01/25/36 " §	5,681,118	3,344,662
Bear Stearns Structured Products Inc
5.618% due 01/26/36 " §	19,640,511	12,132,283
5.673% due 12/26/46 " §	8,974,256	5,084,742
CC Mortgage Funding Corp
0.361% due 05/25/48 " § ~	340,089	137,955
Citigroup Mortgage Loan Trust Inc
0.301% due 01/25/37 " § ~	1,169,470	985,748
2.510% due 08/25/35 " §	2,177,747	1,931,984
2.990% due 12/25/35 " §	296,666	262,291
4.248% due 08/25/35 " §	2,111,277	1,882,421
4.641% due 08/25/35 " §	2,910,669	1,100,125
5.978% due 09/25/37 " §	401,021	281,275
Countrywide Alternative Loan Trust
0.313% due 09/20/46 " §	188,530	186,809
0.413% due 02/20/47 " §	3,236,099	1,513,220
0.441% due 07/25/46 " §	2,738,426	1,358,892
0.511% due 12/25/35 " §	189,946	114,863
0.563% due 11/20/35 " §	7,411,812	3,901,868

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
1.544% due 02/25/36 " §	$786,598	$415,281
6.000% due 01/25/37 "	2,437,858	1,610,214
Countrywide Home Loan Mortgage Pass-Through Trust
0.551% due 03/25/35 " §	198,022	98,206
0.571% due 06/25/35 " § ~	1,914,210	1,686,867
3.647% due 04/20/35 " §	11,442,461	10,793,330
3.755% due 11/19/33 " §	360,327	333,121
3.971% due 08/25/34 " §	133,612	90,539
CS First Boston Mortgage Securities Corp
3.686% due 04/25/34 " §	9,163,126	8,064,522
Deutsche ALT-A Securities Inc Alternate Loan Trust
0.321% due 08/25/37 " §	1,122,855	1,067,403
0.331% due 10/25/36 " §	199,039	178,791
Fannie Mae
0.291% due 12/25/36 - 07/25/37 " §	11,614,933	10,552,812
0.381% due 08/25/34 " §	818,798	753,236
0.431% due 10/27/37 " §	24,200,000	22,990,000
0.581% due 05/25/42 " §	564,113	510,701
3.855% due 05/25/35 " §	4,795,635	4,760,102
5.950% due 02/25/44 "	1,192,681	1,278,033
First Horizon Alternative Mortgage Securities
2.596% due 06/25/34 " §	1,786,859	1,411,684
3.085% due 09/25/34 " §	950,305	751,692
First Horizon Asset Securities Inc
3.148% due 07/25/33 " §	641,631	586,527
5.377% due 08/25/35 " §	2,916,255	2,517,653
Freddie Mac
0.383% due 07/15/19 - 10/15/20 " §	44,402,594	43,815,715
0.463% due 02/15/19 " §	47,676,509	47,717,959
0.583% due 12/15/30 " §	622,417	620,760
4.500% due 02/15/17 "	1,703,899	1,746,851
5.000% due 02/15/20 - 05/15/27 "	11,118,680	11,439,893
5.500% due 05/15/16 - 03/15/17 "	7,699,964	7,866,495
Freddie Mac Structured Pass-Through Securities
1.832% due 10/25/44 - 02/25/45 " §	25,042,950	23,746,506
Greenpoint Mortgage Funding Trust
0.311% due 10/25/46 " §	731,170	660,466
0.451% due 06/25/45 " §	2,050,643	1,066,609
0.501% due 11/25/45 " §	1,062,058	598,865
GSMPS Mortgage Loan Trust
7.000% due 06/25/43 " ~	764,232	743,775
GSR Mortgage Loan Trust
3.336% due 09/25/35 " §	3,867,265	3,357,792
5.156% due 01/25/36 " §	7,132,664	5,485,526
Harborview Mortgage Loan Trust
0.323% due 01/19/38 " §	243,483	239,575
0.433% due 09/19/46 " §	3,891,593	1,991,598
0.453% due 05/19/35 " §	510,552	264,603
0.473% due 03/19/36 " §	7,019,635	3,806,180
3.507% due 04/19/34 " §	9,989,576	8,678,617
Impac CMB Trust
1.231% due 07/25/33 " §	511,348	397,962
Imperial Savings Association
6.503% due 02/25/18 " §	2,706	2,702
Indymac Index Mortgage Loan Trust
0.441% due 05/25/46 " §	1,840,051	950,958
0.471% due 07/25/35 " §	754,683	424,355
2.956% due 12/25/34 " §	2,748,496	1,900,142
MASTR Adjustable Rate Mortgages Trust
3.065% due 12/25/33 " §	4,925,870	4,088,222
3.096% due 11/21/34 " §	4,100,000	3,716,037
Mellon Residential Funding Corp
0.583% due 11/15/31 " §	1,931,017	1,823,231
0.673% due 12/15/30 " §	1,250,011	1,126,700
Merrill Lynch Mortgage Investors Inc
0.441% due 02/25/36 " §	8,339,324	5,722,293
3.367% due 02/25/33 " §	3,149,826	2,803,736
3.789% due 02/25/34 " §	5,741,653	5,598,436
MLCC Mortgage Investors Inc
0.481% due 11/25/35 " §	1,746,516	1,237,092
1.231% due 10/25/35 " §	2,252,763	1,846,121
Provident Funding Mortgage Loan Trust
3.110% due 08/25/33 " §	3,736,109	3,431,222
Residential Accredit Loans Inc
0.531% due 08/25/35 " §	788,663	409,827
Residential Asset Securitization Trust
6.500% due 08/25/36 "	1,900,000	1,130,611
Ryland Mortgage Securities Corp
4.233% due 10/01/27 "	46,486	38,926
Securitized Asset Sales Inc
3.848% due 11/26/23 " §	22,365	20,999
Sequoia Mortgage Trust
0.583% due 10/19/26 " §	1,096,206	819,960
Structured Adjustable Rate Mortgage Loan Trust
1.881% due 01/25/35 " §	758,863	358,886
3.586% due 02/25/34 " §	1,447,049	1,202,805
5.245% due 08/25/35 " §	1,642,521	1,141,365
Structured Asset Mortgage Investments Inc
0.301% due 08/25/36 " §	304,968	301,393
0.331% due 09/25/47 " §	1,211,247	1,144,512
0.361% due 03/25/37 " §	230,515	106,447
0.451% due 05/25/36 " §	1,516,974	755,548
0.483% due 07/19/35 " §	6,853,798	5,288,713
0.511% due 02/25/36 " §	1,802,105	979,370
0.893% due 10/19/34 " §	692,395	552,495
Structured Asset Securities Corp
0.281% due 05/25/36 " §	41,537	39,605
2.607% due 01/25/32 " §	24,088	22,088
3.716% due 10/25/35 " § ~	768,227	632,209
TBW Mortgage-Backed Pass-Through Certificates
0.331% due 09/25/36 " §	4,377	4,377
0.341% due 01/25/37 " §	894,545	788,751
Thornburg Mortgage Securities Trust
0.351% due 10/25/46 " §	4,007,021	3,931,060
Washington Mutual Mortgage Pass-Through Certificates
0.491% due 11/25/45 " §	1,130,026	810,690
0.521% due 10/25/45 " §	6,955,673	4,992,860
0.771% due 12/25/27 " §	542,855	408,462
1.544% due 02/25/46 " §	1,078,809	613,860
1.544% due 08/25/46 " §	21,186,083	11,717,270
1.744% due 11/25/42 " §	154,536	101,597
2.044% due 11/25/46 " §	724,019	478,183
2.509% due 02/27/34 " §	1,313,868	1,064,446
2.911% due 06/25/33 " §	1,930,776	1,839,248
Wells Fargo Mortgage-Backed Securities Trust
3.099% due 09/25/34 " §	969,747	897,637
4.721% due 07/25/34 " §	104,743	103,939
4.979% due 12/25/34 " §	2,164,731	2,095,183
5.589% due 07/25/36 " §	7,321,762	5,605,270

		418,295,140

Fannie Mae - 0.8%

1.828% due 10/01/44 " §	414,611	402,737
1.832% due 11/01/42 - 09/01/44 " §	11,062,500	11,032,123
2.579% due 08/01/17 " §	434,728	445,059
2.658% due 12/01/34 " §	463,462	472,579
2.823% due 11/01/35 " §	674,718	685,199
2.998% due 11/01/34 " §	9,295,398	9,594,470
3.143% due 12/01/22 " §	28,382	29,215
3.330% due 03/01/18 " §	294,907	306,845
3.541% due 01/01/25 " §	73,875	75,855

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
3.591% due 07/01/26 " §	$26,237	$27,139
4.389% due 01/01/35 " §	1,258,969	1,288,869
4.714% due 05/01/35 " §	143,463	148,773
4.768% due 03/01/35 " §	138,716	145,004
4.774% due 03/01/35 " §	989,125	1,033,785
4.889% due 04/01/35 " §	1,338,610	1,401,799
4.940% due 03/01/35 " §	466,154	487,264
4.991% due 08/01/24 " §	32,068	32,914
5.000% due 03/01/24 " §	6,870	7,051
5.107% due 02/01/36 " §	264,766	278,297
5.159% due 10/01/35 " §	987,976	1,028,899
5.214% due 09/01/35 " §	863,983	908,830
5.379% due 11/01/35 " §	1,349,313	1,422,664
5.383% due 01/01/36 " §	1,366,140	1,447,936
5.528% due 03/01/36 " §	807,178	851,293

		33,554,599

Freddie Mac - 0.5%

2.920% due 01/01/34 " § ~	701,820	705,022
3.431% due 08/01/35 " §	59,948	61,505
3.734% due 08/01/36 " §	1,480,913	1,534,321
5.086% due 10/01/35 " §	609,040	641,250
5.746% due 03/01/36 " §	900,529	958,618
6.608% due 09/01/36 " §	7,959,824	8,425,693
6.703% due 07/01/36 " §	9,452,708	10,023,218

		22,349,627

Government National Mortgage Association - 0.0%

3.625% due 09/20/22 - 07/20/25 " §	161,573	165,322
4.125% due 10/20/24 - 12/20/26 " §	74,826	76,636
4.375% due 05/20/23 - 01/20/27 " §	132,553	136,901

		378,859

Total Mortgage-Backed Securities
(Cost $666,009,316)		590,321,065

ASSET-BACKED SECURITIES - 6.8%

ACE Securities Corp
0.281% due 12/25/36 " §	337,953	279,849
American Express Credit Account Master Trust
0.273% due 02/15/13 " §	16,575,000	16,539,636
0.273% due 08/15/13 " § ~	500,000	497,521
1.183% due 08/15/12 " §	34,900,000	34,908,352
Amortizing Residential Collateral Trust
0.521% due 07/25/32 " §	125,612	113,350
Asset-Backed Funding Certificates
0.291% due 11/25/36 " §	29,161	28,970
0.291% due 01/25/37 " §	261,935	252,219
0.581% due 06/25/34 " §	2,438,546	1,735,053
Asset-Backed Securities Corp Home Equity
0.311% due 05/25/37 " §	605,294	438,238
Bank of America Auto Trust
1.700% due 12/15/11 " ~ ж	33,500,000	33,676,130
Bear Stearns Asset-Backed Securities Trust
0.281% due 11/25/36 " §	71,415	66,787
0.341% due 11/25/36 " §	1,492,878	987,160
0.561% due 01/25/36 " §	60,406	57,166
0.891% due 10/25/32 " §	105,333	91,136
1.231% due 10/25/37 " §	3,043,401	1,925,569
Chase Issuance Trust
0.633% due 09/17/12 " §	41,000,000	41,040,574
0.683% due 01/15/12 " §	710,000	710,080
0.683% due 09/17/12 " §	19,975,000	20,001,912
Chrysler Financial Auto Securitization Trust
1.850% due 06/15/11 "	4,000,000	4,026,588
Citigroup Mortgage Loan Trust Inc
0.271% due 12/25/36 " §	807,082	680,810
0.311% due 01/25/37 " §	1,843,745	1,072,277
Countrywide Asset-Backed Certificates
0.281% due 03/25/37 " §	258,258	256,911
0.281% due 05/25/37 " §	1,261,229	1,234,095
0.281% due 07/25/37 " §	1,685,755	1,586,812
0.281% due 05/25/47 " §	329,522	317,835
0.311% due 10/25/47 " §	645,985	588,093
0.331% due 09/25/47 " §	2,789,176	2,592,608
0.341% due 10/25/46 " §	781,479	759,678
0.421% due 06/25/36 " §	1,289,772	1,069,371
Credit-Based Asset Servicing & Securitization LLC
0.301% due 01/25/37 " §	430,202	202,614
0.321% due 12/25/37 " § ~	133,825	132,488
Equity One Asset-Backed Securities Inc
0.531% due 04/25/34 " §	516,151	320,529
First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/36 " §	1,257,038	1,225,700
0.601% due 12/25/34 " §	73,904	65,987
Ford Credit Auto Owner Trust
0.357% due 09/15/10 " ~	3,995,515	3,996,532
1.133% due 01/15/11 " §	6,869,417	6,873,301
1.653% due 06/15/12 " §	7,300,000	7,350,174
2.000% due 12/15/11 "	4,500,000	4,526,546
2.733% due 05/15/13 " §	22,500,000	23,075,059
Freddie Mac Structured Pass-Through Securities
0.491% due 08/25/31 " §	317,149	287,914
Fremont Home Loan Trust
0.281% due 10/25/36 " §	51,382	45,603
GSAMP Trust
0.301% due 10/25/36 " §	15,433	13,263
HFC Home Equity Loan Asset-Backed Certificates
0.543% due 01/20/35 " §	574,596	524,547
Home Equity Asset Trust
0.291% due 05/25/37 " §	810,333	762,367
Honda Auto Receivables Owner Trust
1.500% due 08/15/11 " ж	9,300,000	9,347,027
HSI Asset Securitization Corp Trust
0.281% due 10/25/36 " §	168,695	109,228
0.281% due 12/25/36 " §	1,056,032	766,256
JPMorgan Mortgage Acquisition Corp
0.281% due 07/25/36 " §	147,168	143,699
0.281% due 08/25/36 " §	52,065	51,465
0.291% due 03/25/47 " §	241,109	174,654
0.304% due 11/25/36 " §	31,848	31,324
Lehman XS Trust
0.311% due 11/25/46 " §	638,206	634,196
Long Beach Mortgage Loan Trust
0.271% due 11/25/36 " §	2,679	2,679
0.411% due 08/25/35 " §	9,544	9,473
Merrill Lynch First Franklin Mortgage Loan Trust
0.291% due 07/25/37 " §	563,266	535,144
Merrill Lynch Mortgage Investors Inc
0.301% due 07/25/37 " §	215,366	206,499
Morgan Stanley Asset-Backed Securities Capital I
0.271% due 10/25/36 " §	311,585	302,116
0.271% due 01/25/37 " §	762,567	719,790
0.281% due 09/25/36 " §	114,187	113,074
0.281% due 10/25/36 " §	79,079	77,266
0.281% due 11/25/36 " §	485,632	475,474
Morgan Stanley IXIS Real Estate Capital Trust
0.281% due 11/25/36 " §	30,633	30,070
Nationstar Home Equity Loan Trust
0.291% due 06/25/37 " §	224,744	218,085
0.351% due 04/25/37 " §	2,889,572	2,682,428
New Century Home Equity Loan Trust
0.411% due 05/25/36 " §	1,503,622	970,325

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Nomura Asset Acceptance Corp
0.371% due 01/25/36 " § ~	$6,092	$5,917
Park Place Securities Inc
0.491% due 09/25/35 " §	107,892	88,761
Popular ABS Mortgage Pass-Through Trust
0.321% due 06/25/47 " §	3,904,391	3,506,570
Renaissance Home Equity Loan Trust
0.991% due 12/25/32 " §	217,275	139,202
Residential Asset Mortgage Products Inc
0.301% due 02/25/37 " §	408,422	398,073
Residential Asset Securities Corp
0.291% due 01/25/37 " §	358,435	346,384
Securitized Asset-Backed Receivables LLC Trust
0.271% due 01/25/37 " §	644,089	595,125
0.281% due 09/25/36 " §	19,308	19,155
0.361% due 05/25/37 " §	3,281,552	2,297,584
SLC Student Loan Trust
0.654% due 09/15/14 " §	474,104	474,353
SLM Student Loan Trust
0.262% due 04/25/14 " §	458,663	458,528
0.272% due 10/27/14 " §	491,670	491,278
0.272% due 10/25/18 " §	3,053,929	3,047,758
0.282% due 04/25/17 " §	5,088,072	5,083,748
0.292% due 10/26/15 " §	1,927	1,927
0.322% due 04/25/19 " §	22,600,000	21,578,699
0.782% due 10/25/17 " §	6,700,000	6,675,978
1.782% due 04/25/23 " §	2,040,694	2,123,894
Small Business Administration Participation Certificates
5.290% due 12/01/27 "	6,142,640	6,541,094
Soundview Home Equity Loan Trust
0.291% due 11/25/36 " § ~	309,642	166,218
0.311% due 06/25/37 " §	1,264,591	1,029,487
Specialty Underwriting & Residential Finance
0.291% due 01/25/38 " §	159,416	116,926
Structured Asset Investment Loan Trust
0.281% due 07/25/36 " §	45,666	43,425
Structured Asset Securities Corp
0.281% due 10/25/36 " §	543,287	515,909
4.900% due 04/25/35 " §	2,637,350	1,752,436
Truman Capital Mortgage Loan Trust
0.571% due 01/25/34 " § ~	41,665	39,451
USAA Auto Owner Trust
4.160% due 04/16/12 "	525,865	534,128
Wells Fargo Home Equity Trust
0.461% due 10/25/35 " §	167,634	161,863

Total Asset-Backed Securities
(Cost $300,510,159)		292,771,547

U.S. GOVERNMENT AGENCY ISSUE - 0.0%

Freddie Mac
0.141% due 02/01/11 § ‡	285,000	284,889

Total U.S. Government Agency Issue
(Cost $285,133)		284,889

U.S. TREASURY OBLIGATIONS - 79.6%

U.S. Treasury Inflation Protected Securities - 79.6%

0.625% due 04/15/13 ^	34,159,182	34,778,317
0.875% due 04/15/10 ^	11,410,700	11,463,292
1.250% due 04/15/14 ^	31,460,352	32,554,103
1.375% due 07/15/18 ^	18,445,264	18,511,556
1.625% due 01/15/15 ^	256,196,504	266,319,982
1.750% due 01/15/28 ^ ‡	32,916,334	31,645,961
1.875% due 07/15/13 ^ ‡	37,192,568	39,217,815
1.875% due 07/15/15 ^	251,058,880	264,339,798
1.875% due 07/15/19 ^	14,872,450	15,460,373
2.000% due 01/15/14 ^	70,429,184	74,566,899
2.000% due 07/15/14 ^ ‡	97,650,872	103,570,956
2.000% due 01/15/16 ^	206,609,858	218,441,578
2.000% due 01/15/26 ^	262,837,356	264,075,611
2.125% due 01/15/19 ^	59,806,890	63,516,771
2.375% due 01/15/17 ^	192,683,711	208,338,989
2.375% due 01/15/25 ^	271,810,219	287,109,848
2.375% due 01/15/27 ^	195,773,618	205,856,983
2.500% due 07/15/16 ^	210,133,918	228,862,407
2.500% due 01/15/29 ^	103,705,550	111,491,555
2.625% due 07/15/17 ^	12,724,722	14,010,122
3.000% due 07/15/12 ^	372,232,571	400,615,854
3.500% due 01/15/11 ^	5,219,052	5,420,069
3.625% due 04/15/28 ^	158,445,631	196,237,450
3.875% due 04/15/29 ^	268,977,045	346,325,655
4.250% due 01/15/10 ^	7,709,100	7,727,771

		3,450,459,715

Total U.S. Treasury Obligations
(Cost $3,429,526,450)		3,450,459,715

FOREIGN GOVERNMENT BONDS & NOTES - 2.8%

Bundesrepublik Deutschland (Germany)
3.750% due 01/04/15	EUR 41,800,000	63,331,372
Export-Import Bank of Korea (South Korea)
0.471% due 10/04/11 § ~	$4,400,000	4,408,809
Societe Financement de l’Economie Francaise (France)
0.484% due 07/16/12 § ~	50,100,000	50,413,125
2.125% due 01/30/12 ~	1,800,000	1,823,832
3.375% due 05/05/14 ~	800,000	816,386

Total Foreign Government Bonds & Notes
(Cost $121,258,342)		120,793,524

MUNICIPAL BONDS - 0.2%

Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.750% due 06/01/34	650,000	523,432
5.875% due 06/01/47	100,000	75,304
6.000% due 06/01/42	2,100,000	1,625,904
California County Tobacco Securitization Agency
5.625% due 06/01/23	435,000	435,892
City of Chicago IL ‘A’
4.750% due 01/01/36	600,000	598,218
Golden State Tobacco Securitization Corp of CA ‘A1’
5.125% due 06/01/47	300,000	202,974
Texas State Transportation Commission Mobility Fund
4.750% due 04/01/37	1,400,000	1,399,902
Tobacco Settlement Authority of IA ‘B’
5.300% due 06/01/25	615,000	649,507
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	4,415,000	3,532,044

Total Municipal Bonds
(Cost $10,139,596)		9,043,177

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 7.8%

Certificates of Deposit - 1.4%

Barclays Bank PLC
1.109% due 03/22/11	$59,800,000	$59,764,539

U.S. Treasury Bills - 0.6%

0.030% due 03/11/10 ‡	1,395,000	1,394,911
0.056% due 03/04/10 ‡	70,000	69,996
0.074% due 03/18/10 ‡	1,160,000	1,159,906
0.076% due 03/18/10 ‡	270,000	269,978
0.080% due 03/18/10 ‡	420,000	419,966
0.105% due 03/11/10 ‡	590,000	589,962
0.109% due 03/11/10 ‡	930,000	929,940
0.110% due 03/11/10 ‡	5,000	5,000
0.110% due 03/25/10 ‡	3,070,000	3,069,748
0.111% due 03/18/10 ‡	20,000	19,998
0.120% due 03/18/10 ‡	760,000	759,938
0.125% due 03/25/10 ‡	5,895,000	5,894,517
0.136% due 04/01/10 ‡	690,000	689,916
0.141% due 03/25/10	460,000	459,962
0.143% due 04/01/10 ‡	1,400,000	1,399,831
0.145% due 03/25/10 ‡	7,139,000	7,138,415
0.157% due 03/18/10 ‡	1,000,000	999,919
0.222% due 03/11/10 ‡	210,000	209,987
0.245% due 04/01/10 ‡	60,000	59,993
0.251% due 02/25/10 ‡	190,000	189,942

		25,731,825

Repurchase Agreements - 5.8%

BNP Paribas Securities Corp 0.000% due 01/04/10 (Dated 12/31/09, repurchase price of $73,900,000; collateralized by U.S. Treasury Bonds: 5.500% due 08/15/28 and market value $75,058,155)	73,900,000	73,900,000
Deutsche Bank AG 0.080% due 01/05/10 (Dated 12/22/09, repurchase price of $16,500,513; collateralized by U.S. Treasury Bonds: 5.500% due 08/15/28 and market value $16,627,896)	16,500,000	16,500,000
Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $5,485,003; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $5,595,000)	5,485,000	5,485,000
JPMorgan Securities Inc 0.000% due 01/04/10 (Dated 12/31/09, repurchase price of $155,300,000; collateralized by U.S. Treasury Notes: 0.000% due 12/31/11 and market value $158,759,671)	155,300,000	155,300,000

		251,185,000

Total Short-Term Investments
(Cost $336,715,398)		336,681,364

TOTAL INVESTMENTS - 142.8%
(Cost $6,252,217,501)		6,186,635,789

OTHER ASSETS & LIABILITIES, NET - (42.8%)		(1,853,038,134)

NET ASSETS - 100.0%		$4,333,597,655

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	79.6%
Corporate Bonds & Notes	31.3%
Mortgage-Backed Securities	13.6%
Short-Term Investments	7.8%
Asset-Backed Securities	6.8%
Foreign Government Bonds & Notes	2.8%
Senior Loan Notes	0.6%
Municipal Bonds	0.2%
Equity Securities	0.1%

142.8%
Other Assets & Liabilities, Net	(42.8%)

100.0%

(b)	As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	76.4%
A-1 (Short-Term Debt only)	4.1%
AA	3.5%
A	6.8%
BBB	3.6%
BB	1.3%
B	0.6%
CCC	0.8%
Not Rated	2.9%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $4,148,580 or 0.1% of the net assets were in default as of December 31, 2009.

(e)	1.8% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(f)	Forward foreign currency contracts outstanding as of December 31, 2009 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)
Sell	AUD	1,261,729	01/10	$37,213
Buy	BRL	3,843,000	02/10	94,091
Buy	CAD	209,000	01/10	3,506
Sell	CHF	4,139,000	03/10	(15,986)
Buy	CNY	75,311,770	03/10	(100,541)
Sell	CNY	75,311,770	03/10	56,928
Buy	CNY	124,476,980	06/10	(81,195)
Buy	CNY	73,724,531	11/10	(250,383)
Buy	EUR	15,564,000	01/10	(288,824)
Sell	EUR	363,000	01/10	823
Sell	EUR	46,300,000	01/10	(139,865)
Sell	EUR	600,000	02/10	30,367
Sell	EUR	25,089,000	03/10	480,832
Buy	GBP	3,846,000	01/10	34,636
Buy	GBP	600,000	01/10	(28,819)
Sell	GBP	1,605,000	01/10	31,631
Buy	JPY	5,108,234,000	01/10	(3,021,542)
Sell	JPY	5,097,576,000	01/10	2,057,041
Buy	KRW	29,446,662,000	02/10	507,385
Buy	KRW	11,718,952,691	07/10	138,463
Buy	KRW	2,060,766,000	08/10	3,144
Buy	KRW	1,433,349,309	11/10	(9,597)
Buy	MXN	425,541,650	04/10	696,628
Buy	MXN	70,810,200	04/10	(56,384)
Sell	MYR	289,572	02/10	804
Sell	MYR	53,337	02/10	(134)
Sell	MYR	33,400	06/10	53
Buy	SGD	40,117,564	02/10	(256,209)

				($75,934)

(g)	Open Futures contracts outstanding as of December 31, 2009 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
3-Month Euribor (06/10)	319	EUR319,000,000	$551,899
Euro-Bobl 5-Year Notes (03/10)	453	45,300,000	(630,475)
Euro-Bund 10-Year Notes (03/10)	14	1,400,000	(32,312)
Eurodollar (03/10)	1,231	$1,231,000,000	2,303,012
Eurodollar (06/10)	788	788,000,000	726,206
Eurodollar (09/10)	1	1,000,000	3,445
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/10)	226	GBP113,000,000	415,228

			$3,337,003

(h)	Transactions in written options for the year ended December 31, 2009 were as follows:

	Number of	Notional Amount
	Contracts	in $	Premium
Outstanding, December 31, 2008	277	236,880,000	$5,443,815
Call Options Written	3,409	699,200,000	7,227,745
Put Options Written	4,900	1,667,100,000	14,845,596
Call Options Expired	(179)	-	(103,037)
Put Options Expired	(179)	-	(120,463)
Call Options Repurchased	(3,012)	(475,600,000)	(6,904,965)
Put Options Repurchased	(4,780)	(1,178,580,000)	(10,880,766)

Outstanding, December 31, 2009	436	949,000,000	$9,507,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(i)	Premiums received and value of written options outstanding as of December 31, 2009 were as follows:

Interest Rate Swaptions
	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration		Notional
Description	USD-LIBOR	Rate	Date	Counterparty	Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Receive	2.800%	02/17/10	MSC	$38,000,000	$216,600	$3,941
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	02/17/10	BRC	30,500,000	274,500	9,815
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	02/17/10	MSC	41,700,000	416,445	13,419
Put - OTC 7-Year Interest Rate Swap	Pay	3.500%	02/17/10	GSC	4,400,000	23,320	65,709
Put - OTC 10-Year Interest Rate Swap	Pay	4.000%	02/17/10	BRC	30,500,000	164,700	503,470
Put - OTC 10-Year Interest Rate Swap	Pay	4.000%	02/17/10	MSC	40,100,000	190,898	661,939
Call - OTC 7-Year Interest Rate Swap	Receive	2.750%	04/19/10	MSC	24,400,000	202,520	24,666
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	BNP	76,600,000	735,360	139,565
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	BOA	15,100,000	179,435	27,512
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	BRC	25,600,000	369,300	46,643
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	DUB	94,000,000	1,052,490	171,268
Put - OTC 7-Year Interest Rate Swap	Pay	4.000%	04/19/10	MSC	24,400,000	104,920	267,975
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	BOA	27,400,000	228,112	519,493
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	BRC	25,600,000	192,570	485,366
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	DUB	94,000,000	908,602	1,782,202
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	04/19/10	BNP	76,600,000	371,510	366,768
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	BNP	14,000,000	128,450	25,620
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	BRC	40,000,000	365,400	73,200
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	DUB	37,000,000	434,400	67,710
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	RBS	48,000,000	502,800	87,840
Put - OTC 7-Year Interest Rate Swap	Pay	6.000%	08/31/10	JPM	13,700,000	104,872	40,553
Put - OTC 7-Year Interest Rate Swap	Pay	6.000%	08/31/10	RBS	3,000,000	23,170	8,880
Put - OTC 10-Year Interest Rate Swap	Pay	6.000%	08/31/10	RBS	1,300,000	12,838	7,285
Put - OTC 7-Year Interest Rate Swap	Pay	5.365%	09/20/10	GSC	25,000,000	803,750	176,463
Put - OTC 7-Year Interest Rate Swap	Pay	5.365%	09/20/10	RBS	75,000,000	1,206,125	529,388
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	8,300,000	54,780	45,633
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	RBS	14,800,000	100,640	81,370

						$9,368,507	$6,233,693

Options on Exchange-Traded Futures Contracts
	Exercise	Expiration		Number of
Description	Price	Date	Counterparty	Contracts	Premium	Value
Put - CBOT 10-Year U.S. Treasury Note Futures (03/10)	$115.00	02/19/10	CIT	218	$63,968	$211,188
Call - CBOT 10-Year U.S. Treasury Note Futures (03/10)	120.00	02/19/10	CIT	218	75,450	10,219

					$139,418	$221,407

Total Written Options					$9,507,925	$6,455,100

(j)	Swap agreements outstanding as of December 31, 2009 were as follows:

Asset Swap
							Upfront
							Premiums
	Counter-		Pay Floating	Expiration	Notional	Market	Paid	Unrealized
Underlying Asset	party	Receive	Rate	Date	Amount	Value	(Received)	Depreciation
U.S. Treasury Inflation Protected Securities 0.875% due 04/15/10	BNP	Cash Flow from Underlying Asset	3-Month USD- LIBOR	04/15/10	$10,000,000	($1,467,837)	($1,457,510)	($10,327)

Total Asset Swap						($1,467,837)	($1,457,510)	($10,327)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)
								Upfront
	Fixed Deal				Implied Credit			Premiums
	Pay		Expiration	Counter-	Spread at	Notional	Market	Paid	Unrealized
Referenced Obligation	Rate		Date	party	12/31/09 (3)	Amount (4)	Value (5)	(Received)	Depreciation
Xstrata Canada Corp 7.350% due 06/05/12	(0.910%	)	06/20/12	BOA	0.529%	$3,700,000	($35,426)	$-	($35,426)
Starwoods Hotel & Resorts Worldwide Inc 7.875% due 05/01/12	(5.000%	)	06/20/12	DUB	0.914%	5,500,000	(554,288)	(167,109)	(387,179)
UST Inc 6.625% due 07/15/12	(0.340%	)	09/20/12	BOA	0.107%	8,900,000	(57,055)	-	(57,055)
Starwoods Hotel & Resorts Worldwide Inc 6.250% due 02/15/13	(2.370%	)	03/20/13	BOA	1.117%	3,000,000	(118,923)	-	(118,923)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

								Upfront
	Fixed Deal				Implied Credit			Premiums	Unrealized
	Pay		Expiration	Counter-	Spread at	Notional	Market	Paid	Appreciation
Referenced Obligation	Rate		Date	party	12/31/09 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
Macy’s Retail Holdings Inc 5.875% due 01/15/13	(2.430%	)	03/20/13	BOA	1.391%	$2,000,000	($65,424)	$-	($65,424)
Rexam PLC 6.750% due 06/01/13	(1.450%	)	06/20/13	BRC	1.011%	4,200,000	(63,306)	-	(63,306)
Embarq Corp 7.082% due 06/01/16	(2.140%	)	06/20/13	MSC	0.504%	5,000,000	(279,267)	-	(279,267)
Cadbury Schweppes UC Finance LLC 5.125% due 10/01/13	(0.460%	)	12/20/13	BOA	0.588%	6,200,000	29,358	-	29,358
International Lease Finance Corp 6.625% due 11/15/13	(1.600%	)	12/20/13	DUB	8.976%	3,200,000	673,211	-	673,211
EchoStar Distribution Corp 6.625% due 10/01/14	(3.650%	)	12/20/13	BOA	1.965%	3,800,000	(240,801)	-	(240,801)
EchoStar Distribution Corp 6.625% due 10/01/14	(3.650%	)	12/20/13	CIT	1.965%	4,100,000	(259,811)	-	(259,811)
EchoStar Distribution Corp 6.625% due 10/01/14	(3.650%	)	12/20/13	MER	1.965%	1,100,000	(69,705)	-	(69,705)
Liberty Mutual Group 5.750% due 03/15/14	(1.390%	)	03/20/14	BOA	1.669%	3,600,000	37,587	-	37,587
Centex Corp 5.250% due 06/15/15	(1.000%	)	06/20/14	BNP	0.902%	3,500,000	(15,579)	(46,651)	31,072
Spectra Energy Corp 5.668% due 08/15/14	(0.830%	)	09/20/14	BOA	0.497%	5,200,000	(78,906)	-	(78,906)
Marsh & McLennan Cos Inc 5.750% due 09/15/15	(0.600%	)	09/20/15	DUB	0.708%	3,000,000	16,490	-	16,490
Marsh & McLennan Cos Inc 5.750% due 09/15/15	(0.830%	)	09/20/15	BOA	0.708%	3,000,000	(20,080)	-	(20,080)
AutoZone Inc 6.950% due 06/15/16	(0.870%	)	06/20/16	BOA	0.624%	5,000,000	(73,640)	-	(73,640)
Masco Corp 6.125% due 10/03/16	(1.910%	)	12/20/16	CIT	2.135%	5,300,000	66,056	-	66,056
Macy’s Retail Holdings Inc 5.900% due 12/01/16	(2.111%	)	12/20/16	RBS	1.954%	2,000,000	(19,703)	-	(19,703)
Cardinal Health Inc 6.000% due 06/15/17	(0.590%	)	06/20/17	DUB	0.553%	1,000,000	(2,649)	-	(2,649)
Rohm & Haas Co 6.000% due 09/15/17	(1.850%	)	09/20/17	CSF	0.993%	5,000,000	(288,919)	-	(288,919)
Macy’s Retail Holdings Inc 7.450% due 07/15/17	(2.110%	)	09/20/17	DUB	2.016%	1,000,000	(6,555)	-	(6,555)
Limited Brands Inc 6.900% due 07/15/17	(3.113%	)	09/20/17	MSC	2.386%	1,000,000	(45,891)	-	(45,891)
Motorola Inc 6.000% due 11/15/17	(2.600%	)	12/20/17	DUB	1.692%	2,000,000	(121,255)	-	(121,255)
Temple-Inland Inc 6.625% due 01/15/18 ж	(1.000%	)	03/20/18	BOA	1.457%	4,000,000	123,449	208,974	(85,525)
Pactiv Corp 6.400% due 01/15/18	(1.170%	)	03/20/18	BOA	0.992%	1,500,000	(19,188)	-	(19,188)
Health Care Properties Inc 6.700% due 01/30/18	(2.910%	)	03/20/18	GSC	1.676%	3,000,000	(249,676)	-	(249,676)
Con-way Inc 7.250% due 01/15/18	(3.800%	)	03/20/18	UBS	1.465%	7,000,000	(1,119,067)	-	(1,119,067)
ProLogis 6.625% due 05/15/18	(1.320%	)	06/20/18	MSC	2.658%	5,400,000	462,574	-	462,574
Starwood Hotels & Resorts Worldwide Inc 6.750% due 05/15/18	(1.490%	)	06/20/18	BOA	1.856%	3,900,000	95,517	-	95,517
AutoZone Inc 7.130% due 01/15/14	(1.090%	)	09/20/18	GSC	0.698%	5,000,000	(147,520)	-	(147,520)

							($2,448,392)	($4,786)	($2,443,606)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
								Upfront
	Fixed Deal				Implied Credit			Premiums	Unrealized
	Receive		Expiration	Counter-	Spread at	Notional	Market	Paid	Appreciation
Referenced Obligation	Rate		Date	party	12/31/09 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
General Electric Capital Corp 6.000% due 06/15/12	0.935%		12/20/10	BRC	1.048%	$3,000,000	($2,456)	$-	($2,456)
General Electric Capital Corp 6.000% due 06/15/12	1.120%		12/20/10	CIT	1.048%	1,000,000	1,040	-	1,040
General Motors Acceptance Corp LLC 6.875% due 08/28/12	3.400%		06/20/11	GSC	3.677%	700,000	(1,979)	-	(1,979)
American International Group Inc 6.250% due 05/01/36	1.975%		03/20/13	RBS	5.684%	8,800,000	(908,738)	-	(908,738)

							($912,133)	$-	($912,133)

Credit Default Swaps on Credit Indices - Buy Protection (1)
								Upfront
	Fixed Deal							Premiums
	Pay		Expiration	Counter-		Notional	Market	Paid	Unrealized
Referenced Obligation	Rate		Date	party		Amount (4)	Value (5)	(Received)	Depreciation
Dow Jones CDX NA IG9 Index ж	(0.600%	)	12/20/12	MER		$8,905,600	$126,146	$554,536	($428,390)
Dow Jones CDX NA IG12 Index	(1.000%	)	06/20/14	GSC		54,163,200	(429,540)	1,472,293	(1,901,833)
Dow Jones CDX NA HY12 Index	(5.000%	)	06/20/14	BOA		20,962,000	(176,102)	1,008,796	(1,184,898)
Dow Jones CDX NA HY12 Index	(5.000%	)	06/20/14	DUB		34,028,000	(285,870)	1,638,361	(1,924,231)
Dow Jones CDX NA HY12 Index	(5.000%	)	06/20/14	GSC		1,410,000	(11,845)	67,856	(79,701)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

							Upfront
	Fixed Deal						Premiums
	Pay		Expiration	Counter-	Notional	Market	Paid	Unrealized
Referenced Obligation	Rate		Date	party	Amount (4)	Value (5)	(Received)	Depreciation
Dow Jones CDX NA HY12 Index	(5.000%	)	06/20/14	MSC	$29,986,000	($251,913)	$1,611,748	($1,863,661)
Dow Jones CDX NA HY12 Index	(5.000%	)	06/20/14	UBS	9,588,000	(80,549)	581,273	(661,822)

						($1,109,673)	$6,934,863	($8,044,536)

Total Credit Default Swaps (6)						($4,470,198)	$6,930,077	($11,400,275)

(1) If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2) If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3) Implied credit spreads, represented in the absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4) The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(6) The aggregate fair value of credit default swaps in a net liability as of December 31, 2009 was $12,813,180.

Interest Rate Swaps
							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)
France CPI Excluding Tobacco ж	BNP	Pay	2.103%	09/14/10	EUR 10,000,000	$529,425	$-	$529,425
France CPI Excluding Tobacco	BNP	Pay	2.090%	10/15/10	5,300,000	287,144	(14,359)	301,503
France CPI Excluding Tobacco	BRC	Pay	2.103%	10/15/10	1,100,000	60,660	-	60,660
France CPI Excluding Tobacco	UBS	Pay	2.146%	10/15/10	3,800,000	222,212	12,131	210,081
France CPI Excluding Tobacco	BNP	Pay	2.040%	02/21/11	10,200,000	508,235	-	508,235
France CPI Excluding Tobacco	JPM	Pay	2.028%	10/15/11	7,400,000	356,538	-	356,538
France CPI Excluding Tobacco	UBS	Pay	2.095%	10/15/11	15,100,000	804,799	-	804,799
France CPI Excluding Tobacco	BNP	Pay	1.988%	12/15/11	15,600,000	570,479	-	570,479
BRL-CDI-Compounded	MSC	Pay	10.115%	01/02/12	BRL 21,000,000	(566,751)	(199,482)	(367,269)
BRL-CDI-Compounded	UBS	Pay	10.575%	01/02/12	76,600,000	(1,291,081)	(19,122)	(1,271,959)
BRL-CDI-Compounded	BRC	Pay	10.680%	01/02/12	92,500,000	(1,375,641)	(1,406,005)	30,364
BRL-CDI-Compounded	HSB	Pay	14.765%	01/02/12	11,400,000	496,551	75,268	421,283
BRL-CDI-Compounded	MER	Pay	14.765%	01/02/12	11,900,000	518,330	55,086	463,244

Total Interest Rate Swaps						$1,120,900	($1,496,483)	$2,617,383

Total Swap Agreements						($4,817,135)	$3,976,084	($8,793,219)

(k)	As of December 31, 2009, securities with total aggregate market values of $3,265,107, $7,946,906, and $15,692,677 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts, swap contracts, and delayed delivery securities, respectively. In addition, $159,000 and $990,000 in cash was segregated as collateral for futures contracts and delayed delivery securities, respectively.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(l)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$2,937,600	$2,937,600	$-	$-
	Common Stocks (1)	253,736	253,736	-	-
	Corporate Bonds & Notes	1,356,924,117	-	1,356,924,117	-
	Senior Loan Notes	26,165,055	-	26,165,055	-
	Mortgage-Backed Securities	590,321,065	-	567,292,139	23,028,926
	Asset-Backed Securities	292,771,547	-	292,771,547	-
	U.S. Government Agency Issue	284,889	-	284,889	-
	U.S. Treasury Obligations	3,450,459,715	-	3,450,459,715	-
	Foreign Government Bonds & Notes	120,793,524	-	120,793,524	-
	Municipal Bonds	9,043,177	-	9,043,177	-
	Short-Term Investments	336,681,364	-	336,681,364	-
	Investments in Other Financial Instruments (2)	14,159,136	3,999,790	10,159,346	-

		6,200,794,925	7,191,126	6,170,574,873	23,028,926

Liabilities	Investments in Other Financial Instruments (2)	(22,170,302)	(884,194)	(21,286,108)	-

	Total	$6,178,624,623	$6,306,932	$6,149,288,765	$23,028,926

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

								Change in Net
					Total Change			Unrealized
					in Net			Appreciation on
	Value,	Net	Accrued	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning	Purchases	Discounts	Realized	Appreciation	In and/or	Value,	Held at the End of
	of Year	(Sales)	(Premiums)	Gains (Losses)	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Mortgage-Backed Securities	$50,632	($15,282)	$37,980	($8)	$2,370,842	$20,584,762	$23,028,926	$2,370,842
Investments in Other Financial Instruments (2)	8,997,613	(4,029,321)	-	3,307,053	(4,935,853)	(3,339,492)	-	-

	$9,048,245	($4,044,603)	$37,980	$3,307,045	($2,565,011)	$17,245,270	$23,028,926	$2,370,842

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 1.0%

Financials - 1.0%

American International Group Inc 8.500%	395,100	$4,476,483
Wells Fargo & Co 7.500%	50,000	45,900,000

		50,376,483

Total Convertible Preferred Stocks
(Cost $66,682,053)		50,376,483

PREFERRED STOCKS - 0.0%

Financials - 0.0%

DG Funding Trust ~ ж	233	2,067,416

Total Preferred Stocks
(Cost $1,940,681)		2,067,416

	Principal
	Amount
CORPORATE BONDS & NOTES - 28.2%

Consumer Discretionary - 1.5%

Comcast Corp
7.050% due 03/15/33	$3,000,000	3,285,225
Cox Communications Inc
6.800% due 08/01/28	110,000	110,165
Daimler Finance North America LLC
5.750% due 09/08/11 †	8,000,000	8,406,656
6.500% due 11/15/13 †	6,500,000	7,131,638
General Motors Corp
8.375% due 07/05/33 ¤	EUR 7,400,000	2,254,257
Johnson Controls Inc
5.500% due 01/15/16	$5,000,000	5,091,845
Macy’s Retail Holdings Inc
5.900% due 12/01/16 †	5,000,000	4,900,000
Marks & Spencer Group PLC (United Kingdom)
6.250% due 12/01/17 ~	10,000,000	10,404,680
The Black & Decker Corp
4.750% due 11/01/14 †	6,000,000	6,151,506
The Home Depot Inc
5.400% due 03/01/16	5,000,000	5,241,140
Time Warner Inc
5.500% due 11/15/11 †	4,000,000	4,248,596
Viacom Inc
6.250% due 04/30/16	7,500,000	8,184,848
Yum! Brands Inc
6.250% due 03/15/18	7,500,000	8,194,282

		73,604,838

Consumer Staples - 1.3%

Kraft Foods Inc
6.125% due 02/01/18 †	20,300,000	21,380,305
6.500% due 08/11/17 †	5,000,000	5,433,465
6.875% due 02/01/38	2,600,000	2,737,077
Philip Morris International Inc
6.375% due 05/16/38	4,100,000	4,446,901
Reynolds American Inc
7.625% due 06/01/16 †	4,100,000	4,475,421
The Clorox Co
5.950% due 10/15/17 †	5,000,000	5,384,375
The Kroger Co
5.500% due 02/01/13 †	2,900,000	3,099,250
6.400% due 08/15/17	5,000,000	5,470,410
Wal-Mart Stores Inc
5.800% due 02/15/18 †	7,200,000	8,003,297
6.500% due 08/15/37 †	2,900,000	3,311,426

		63,741,927

Energy - 2.0%

Chesapeake Energy Corp
7.000% due 08/15/14	900,000	915,750
Gaz Capital SA (Russia)
5.875% due 06/01/15 ~	EUR 1,800,000	2,644,899
8.146% due 04/11/18 ~	$11,000,000	11,646,250
Nabors Industries Inc
6.150% due 02/15/18	6,000,000	6,245,988
NGPL PipeCo LLC
7.119% due 12/15/17 † ~	18,800,000	20,777,102
7.768% due 12/15/37 ~	8,100,000	9,361,575
StatoilHydro ASA (Norway)
7.150% due 01/15/29	1,000,000	1,171,417
Suncor Energy Inc (Canada)
6.100% due 06/01/18	36,800,000	39,552,787
The Williams Cos Inc
6.375% due 10/01/10 ~	4,600,000	4,684,102
7.500% due 01/15/31 †	945,000	1,022,184
Transocean Inc (Cayman)
6.800% due 03/15/38	1,000,000	1,121,918

		99,143,972

Financials - 20.6%

Allstate Life Global Funding Trusts
5.375% due 04/30/13	12,018,000	12,838,673
American Express Bank FSB
5.500% due 04/16/13 †	17,800,000	18,987,776
American Express Centurion Bank
6.000% due 09/13/17 †	39,100,000	40,579,818
American Express Travel Related Services Co Inc
0.431% due 06/01/11 §	1,600,000	1,574,000
American International Group Inc
5.375% due 10/18/11	6,900,000	6,855,405
5.850% due 01/16/18	22,500,000	18,489,892
BAC Capital Trust VII
5.250% due 08/10/35	GBP 3,350,000	3,706,482
Bank of America Corp
0.603% due 08/15/16 § †	$2,800,000	2,438,358
2.375% due 06/22/12 †	19,300,000	19,677,334
7.250% due 10/15/25	840,000	873,919
Barclays Bank PLC (United Kingdom)
0.424% due 03/23/17 §	1,300,000	1,159,356
5.450% due 09/12/12 †	23,200,000	25,105,068
10.179% due 06/12/21 ~	19,520,000	25,240,082
CCCA LLC
7.900% due 10/15/12 ~	800,000	837,106
CIT Group Inc
7.000% due 05/01/13 †	1,704,904	1,602,610
7.000% due 05/01/14	2,807,357	2,614,351
7.000% due 05/01/15	1,207,357	1,086,621
7.000% due 05/01/16	2,012,262	1,780,852
7.000% due 05/01/17	2,817,166	2,457,977
Citibank NA
1.875% due 05/07/12 †	2,000,000	2,011,788
1.875% due 06/04/12 †	1,000,000	1,006,322
CitiFinancial Inc
6.625% due 06/01/15	4,000,000	3,979,468
Citigroup Capital XXI
8.300% due 12/21/57 §	62,050,000	60,033,375
Citigroup Funding Inc
2.250% due 12/10/12	800,000	806,849
Citigroup Inc
0.421% due 05/18/10 §	8,900,000	8,891,260
0.527% due 06/09/16 §	20,900,000	16,823,664

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
2.125% due 04/30/12	$2,000,000	$2,022,556
5.500% due 04/11/13	10,200,000	10,582,877
5.875% due 05/29/37 †	6,800,000	6,011,078
8.500% due 05/22/19	6,500,000	7,518,388
CNA Financial Corp
5.850% due 12/15/14 †	9,000,000	8,880,138
DnB NOR Bank ASA (Norway)
0.486% due 09/01/16 §	1,300,000	1,212,341
Everest Reinsurance Holdings Inc
5.400% due 10/15/14	2,000,000	1,955,968
Ford Motor Credit Co LLC
3.034% due 01/13/12 § †	10,000,000	9,312,500
7.000% due 10/01/13	700,000	699,512
7.250% due 10/25/11	5,064,000	5,116,230
7.375% due 02/01/11	3,900,000	3,980,519
7.875% due 06/15/10	1,300,000	1,319,782
8.000% due 12/15/16	500,000	501,322
9.750% due 09/15/10 †	2,100,000	2,167,246
12.000% due 05/15/15 †	3,300,000	3,830,640
General Electric Capital Corp
2.000% due 09/28/12	8,000,000	8,015,648
3.000% due 12/09/11	25,800,000	26,607,669
5.875% due 01/14/38	12,300,000	11,425,802
6.875% due 01/10/39 †	6,900,000	7,148,269
General Motors Acceptance Corp LLC
5.375% due 06/06/11	EUR 1,000,000	1,379,792
6.625% due 05/15/12	$8,600,000	8,421,971
7.000% due 02/01/12	10,500,000	10,292,993
7.250% due 03/02/11 †	2,000,000	1,996,704
Goldman Sachs Capital II
5.793% § ±	13,500,000	10,530,000
HSBC Holdings PLC (United Kingdom)
6.500% due 09/15/37 †	8,500,000	8,909,836
International Lease Finance Corp
0.684% due 01/15/10 §	4,580,000	4,568,161
1.150% due 07/06/10 §	EUR 2,000,000	2,800,959
5.300% due 05/01/12	$10,000,000	8,498,570
5.450% due 03/24/11	7,000,000	6,453,223
6.375% due 03/25/13 †	4,500,000	3,702,353
JPMorgan Chase & Co
0.957% due 09/26/13 §	EUR 9,800,000	13,719,444
6.000% due 01/15/18 †	$3,300,000	3,553,160
7.900% § ±	3,615,000	3,740,925
JPMorgan Chase Bank NA
0.584% due 06/13/16 §	1,000,000	913,066
KeyBank NA
0.840% due 11/21/11 §	EUR 500,000	609,399
2.507% due 06/02/10 § ~	$10,700,000	10,765,848
Kimco Realty Corp
5.700% due 05/01/17 †	5,600,000	5,402,370
LeasePlan Corp NV (Netherlands)
3.125% due 02/10/12	EUR 10,900,000	16,014,055
Lehman Brothers Holdings Inc
5.625% due 01/24/13 ¤	$35,100,000	7,371,000
6.750% due 12/28/17 ¤	17,000,000	5,100
6.875% due 05/02/18 ¤	4,300,000	913,750
Lloyds TSB Bank PLC (United Kingdom)
12.000% § ± ~ ж	5,400,000	5,302,198
Marsh & McLennan Cos Inc
5.375% due 07/15/14 †	4,000,000	4,094,944
5.750% due 09/15/15	5,000,000	5,222,660
Merrill Lynch & Co Inc
0.916% due 02/08/10 §	EUR 2,200,000	3,152,208
6.050% due 08/15/12	$500,000	535,941
6.875% due 04/25/18	26,100,000	28,165,919
Metropolitan Life Global Funding I
5.125% due 04/10/13 ~	9,700,000	10,283,804
Morgan Stanley
0.490% due 04/19/12 §	6,900,000	6,707,656
5.300% due 03/01/13	354,000	373,385
National Australia Bank Ltd (Australia)
5.350% due 06/12/13 ~	6,700,000	7,217,160
New York Life Global Funding
4.650% due 05/09/13 ~	1,510,000	1,587,285
Nykredit Realkredit AS (Denmark)
2.537% due 04/01/38 §	DKK 32,290,953	5,978,136
2.537% due 10/01/38 §	34,145,788	6,255,747
Principal Life Income Funding Trusts
5.300% due 04/24/13 †	$3,800,000	4,015,445
Prudential Financial Inc
6.100% due 06/15/17	5,000,000	5,183,275
Realkredit Danmark AS (Denmark)
2.730% due 01/01/38 §	DKK 179,369,014	32,883,048
Santander Perpetual SA Unipersonal (Spain)
6.671% § ± ~	$9,100,000	8,191,210
SLM Corp
0.442% due 07/26/10 §	1,300,000	1,272,462
0.582% due 01/27/14 §	9,100,000	7,026,711
0.914% due 12/15/10 §	EUR 7,300,000	9,732,371
4.875% due 12/17/12	GBP 2,015,000	2,842,399
SMFG Preferred Capital Ltd (Cayman)
6.164% § ± ~	2,100,000	2,631,066
Temasek Financial I Ltd (Singapore)
4.300% due 10/25/19 ~	$4,000,000	3,929,768
The Bear Stearns Cos LLC
0.391% due 05/18/10 §	3,000,000	3,001,755
6.400% due 10/02/17	19,100,000	20,852,578
6.950% due 08/10/12 †	36,735,000	41,067,820
7.250% due 02/01/18	13,000,000	14,945,359
The Goldman Sachs Group Inc
1.074% due 01/30/17 §	EUR 1,000,000	1,301,111
6.250% due 09/01/17	$37,000,000	39,739,924
6.750% due 10/01/37	16,700,000	17,220,188
The Royal Bank of Scotland Group PLC (United Kingdom)
0.673% due 04/08/11 § ~	36,900,000	36,991,032
4.875% due 08/25/14 † ~	1,100,000	1,116,202
6.990% § ± ~	3,000,000	1,667,082
7.640% § ± †	16,000,000	8,650,304
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland)
8.700% due 08/07/18 ~	2,800,000	3,213,529
UBS AG (Switzerland)
5.875% due 12/20/17	24,700,000	25,424,130
US Central Federal Credit Union
1.900% due 10/19/12	3,100,000	3,099,668
Wachovia Bank NA
0.584% due 03/15/16 §	9,300,000	8,356,980
0.661% due 11/03/14 §	21,500,000	20,271,038
5.000% due 08/15/15 †	6,000,000	6,137,628
Wachovia Corp
0.414% due 10/15/11 § †	13,000,000	12,860,237
WEA Finance LLC
5.700% due 10/01/16 ~	7,500,000	7,723,883
Wells Fargo & Co
7.980% § ±	58,900,000	59,341,750
XL Capital Finance Europe PLC (United Kingdom)
6.500% due 01/15/12 †	5,000,000	5,176,715

		1,031,073,281

Health Care - 0.3%

UnitedHealth Group Inc
6.000% due 02/15/18 †	12,300,000	12,725,580
6.875% due 02/15/38 †	2,700,000	2,799,406

		15,524,986

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Industrials - 0.4%

CSX Corp
5.600% due 05/01/17 †	$5,000,000	$5,194,730
Erac USA Finance Co
6.375% due 10/15/17 ~	5,000,000	5,058,010
Masco Corp
6.125% due 10/03/16 †	10,000,000	9,542,300
United Air Lines Inc
9.350% due 04/07/16 ¤ ж	78,151	16,216
9.560% due 10/19/18 ¤ ж	930,070	283,672
10.850% due 02/19/15 ¤ ж	753,654	229,864

		20,324,792

Materials - 0.5%

BHP Billiton Finance USA Ltd (Australia)
5.125% due 03/29/12 †	3,000,000	3,194,898
Nucor Corp
5.750% due 12/01/17	5,000,000	5,384,105
Rio Tinto Alcan Inc (Canada)
5.000% due 06/01/15	2,500,000	2,569,660
Rohm & Haas Co
6.000% due 09/15/17 †	10,000,000	10,335,150
Sealed Air Corp
5.625% due 07/15/13 ~	2,100,000	2,222,235
Vale Overseas Ltd (Cayman)
6.250% due 01/23/17 †	700,000	731,931

		24,437,979

Telecommunication Services - 1.5%

AT&T Inc
6.300% due 01/15/38	6,800,000	6,929,826
BellSouth Corp
5.200% due 09/15/14	9,100,000	9,756,201
British Telecommunications PLC (United Kingdom)
9.625% due 12/15/30	1,000,000	1,277,476
Qwest Capital Funding Inc
7.250% due 02/15/11	880,000	897,600
Qwest Corp
6.875% due 09/15/33 †	1,386,000	1,226,610
8.875% due 03/15/12 †	1,500,000	1,620,000
Sprint Capital Corp
8.750% due 03/15/32	5,000,000	4,737,500
Sprint Nextel Corp
6.000% due 12/01/16	10,000,000	9,175,000
Verizon Communications Inc
5.550% due 02/15/16	8,000,000	8,635,184
8.950% due 03/01/39	2,700,000	3,664,707
Verizon PA Inc
5.650% due 11/15/11 †	2,899,000	3,073,392
Verizon Wireless Capital LLC
2.869% due 05/20/11 §	23,800,000	24,617,649

		75,611,145

Utilities - 0.1%

PSEG Power LLC
7.750% due 04/15/11 †	1,000,000	1,070,376
Teco Finance Inc
6.750% due 05/01/15	5,600,000	6,020,381

		7,090,757

Total Corporate Bonds & Notes
(Cost $1,382,886,341)		1,410,553,677

SENIOR LOAN NOTES - 0.7%

Consumer Discretionary - 0.3%

Ford Motor Co Term B
3.287% due 12/15/13 §	9,083,767	8,440,337
Yell Term B (United Kingdom) 3.981% due 06/30/14 § ж	5,916,029	4,446,884

		12,887,221

Financials - 0.4%

Chrysler Financial Co LLC Term B 4.240% due 08/03/12 §	15,640,000	15,288,100
CIT Group Inc Tranche 2 9.500% due 01/18/12 § ж	5,000,000	5,137,500

		20,425,600

Total Senior Loan Notes
(Cost $34,852,606)		33,312,821

MORTGAGE-BACKED SECURITIES - 30.1%

Collateralized Mortgage Obligations - Commercial - 2.9%

BCRR Trust
5.858% due 07/17/40 " § ~	16,400,000	14,915,856
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/44 "	900,000	778,756
5.471% due 01/12/45 " §	1,300,000	1,232,863
5.700% due 06/11/50 "	6,900,000	6,037,956
7.000% due 05/20/30 " §	1,064,441	1,114,399
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/46 "	2,400,000	2,053,984
Credit Suisse Mortgage Capital Certificates
0.463% due 10/15/21 " § ~	22,541,862	20,239,995
5.467% due 09/15/39 "	35,300,000	30,319,696
5.658% due 03/15/39 " §	400,000	346,419
CS First Boston Mortgage Securities Corp
6.380% due 12/18/35 "	4,122,347	4,229,667
GMAC Commercial Mortgage Securities Inc (IO)
0.917% due 05/15/35 " § ж	1,683,677	65,392
Greenwich Capital Commercial Funding Corp
4.799% due 08/10/42 " §	200,000	193,370
5.444% due 03/10/39 "	18,200,000	16,121,482
GS Mortgage Securities Corp II
5.805% due 08/10/45 " §	1,700,000	1,463,973
JPMorgan Chase Commercial Mortgage Securities Corp
5.746% due 02/12/49 " §	5,660,000	4,966,171
5.818% due 06/15/49 " §	3,500,000	3,399,583
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/45 " §	1,600,000	1,408,264
Lehman Large Loan (IO)
0.601% due 10/12/34 " § ж	2,279,273	24,769
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/49 "	7,600,000	6,468,409
Merrill Lynch-Floating Rate Trust
0.770% due 07/09/21 " § ~	13,600,000	11,564,756
Morgan Stanley Capital I
5.731% due 07/12/44 " §	6,300,000	6,182,857
5.809% due 12/12/49 "	300,000	256,374

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Mortgage Capital Funding Inc (IO)
1.730% due 11/20/27 " § ж	$3,126	$-
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/43 "	16,200,000	12,583,355

		145,968,346

Collateralized Mortgage Obligations - Residential - 5.9%

Adjustable Rate Mortgage Trust
4.140% due 05/25/35 " §	1,436,869	1,350,025
5.162% due 09/25/35 " §	1,523,757	1,095,649
Banc of America Funding Corp
3.267% due 05/25/35 " §	9,835,251	9,254,899
4.531% due 02/20/36 " §	6,692,829	5,783,912
6.086% due 01/20/47 " §	858,972	607,155
Banc of America Funding Corp (IO)
4.619% due 01/25/36 " § ж	17,874,738	1,569,221
Banc of America Mortgage Securities Inc
5.000% due 05/25/34 "	2,970,839	2,920,780
BCAP LLC Trust
0.401% due 01/25/37 " §	5,375,759	2,568,618
Bear Stearns Adjustable Rate Mortgage Trust
2.530% due 08/25/35 " §	83,551	72,953
2.560% due 08/25/35 " §	2,805,985	2,471,174
2.940% due 03/25/35 " §	11,383,814	9,973,645
4.371% due 02/25/34 " §	1,251,138	1,059,530
4.503% due 08/25/33 " §	10,188,285	9,667,795
4.625% due 10/25/35 " §	1,884,754	1,606,945
4.974% due 01/25/35 " §	918,819	841,723
4.991% due 04/25/33 " §	32,001	28,434
Bear Stearns Alt-A Trust
1.071% due 11/25/34 " §	1,526,308	792,422
5.310% due 05/25/35 " §	5,735,136	3,975,244
5.378% due 09/25/35 " §	9,227,160	6,183,586
5.618% due 11/25/36 " §	6,501,002	3,768,151
5.672% due 01/25/36 " §	5,834,662	3,435,059
Bear Stearns Structured Products Inc
5.618% due 01/26/36 " §	3,177,141	1,962,575
5.673% due 12/26/46 " §	2,243,564	1,271,185
Citigroup Mortgage Loan Trust Inc
4.248% due 08/25/35 " §	3,356,389	2,992,567
4.641% due 08/25/35 " §	3,341,879	1,600,782
4.900% due 10/25/35 " §	302,289	254,508
Countrywide Alternative Loan Trust
0.511% due 02/25/37 " §	395,808	204,650
Countrywide Alternative Loan Trust (IO)
4.769% due 05/25/35 " § ж	15,563,737	1,398,058
Countrywide Home Loan Mortgage Pass-Through Trust
0.551% due 03/25/35 " §	3,151,118	1,919,403
0.571% due 06/25/35 " § ~	13,051,434	11,501,365
3.971% due 08/25/34 " §	643,007	435,720
4.046% due 05/20/34 " §	4,587,805	3,635,441
5.250% due 02/20/36 " §	3,959,100	2,605,664
5.750% due 05/25/33 "	111,721	110,698
CS First Boston Mortgage Securities Corp
0.879% due 03/25/32 " § ~	689,408	586,157
Downey Savings & Loan Association Mortgage Loan Trust
2.675% due 07/19/44 " §	2,582,524	1,705,443
Fannie Mae
0.291% due 07/25/37 " §	2,181,256	1,969,975
0.633% due 04/18/28 " §	329,170	327,160
0.683% due 10/18/30 " §	2,739	2,721
0.731% due 03/25/17 " §	117,381	116,556
5.000% due 03/25/21 "	184,752	190,778
5.500% due 03/25/28 "	4,799,719	4,959,644
6.500% due 10/25/42 "	2,604,166	2,822,186
First Horizon Alternative Mortgage Securities
2.596% due 06/25/34 " §	11,689,621	9,235,229
3.143% due 03/25/35 " §	2,214,257	1,466,173
5.387% due 09/25/35 " §	246,071	169,945
First Horizon Asset Securities Inc
5.377% due 08/25/35 " §	530,228	457,755
Freddie Mac
0.583% due 12/15/29 " §	54,790	54,432
3.500% due 07/15/32 "	280,529	283,829
4.500% due 09/15/14 "	7,408	7,407
5.000% due 12/15/23 - 04/15/30 "	49,290,617	50,031,447
5.500% due 03/15/17 "	995,076	1,030,898
7.000% due 09/15/21 "	86,063	93,857
7.500% due 01/15/23 - 09/20/26 "	2,431,035	2,638,453
Freddie Mac Structured Pass-Through Securities
1.832% due 10/25/44 " §	4,049,321	3,867,354
2.032% due 07/25/44 " §	21,457,907	20,453,392
GMAC Mortgage Corp Loan Trust
5.500% due 09/25/34 "	1,988,609	1,963,475
Government National Mortgage Association
7.000% due 02/16/29 "	353,780	382,618
Greenpoint Mortgage Funding Trust
0.501% due 11/25/45 " §	120,233	67,796
Greenpoint Mortgage Pass-Through Certificates
3.829% due 10/25/33 " §	1,862,523	1,377,461
GSR Mortgage Loan Trust
3.336% due 09/25/35 " §	305,310	265,089
Harborview Mortgage Loan Trust
0.603% due 02/19/34 " §	83,967	68,154
5.150% due 07/19/35 " §	3,185,382	2,419,704
Imperial Savings Association
6.503% due 02/25/18 " §	2,706	2,702
IndyMac ARM Trust
2.463% due 01/25/32 " §	49,672	36,049
IndyMac Index Mortgage Loan Trust
2.956% due 12/25/34 " §	343,562	237,518
JPMorgan Mortgage Trust
5.022% due 02/25/35 " §	2,244,259	2,064,490
5.750% due 01/25/36 "	767,069	639,847
MASTR Alternative Loans Trust
0.631% due 03/25/36 " §	1,405,856	679,237
MASTR Asset Securitization Trust
5.500% due 09/25/33 "	193,218	196,551
Merrill Lynch Mortgage Investors Inc
0.441% due 02/25/36 " §	1,432,874	983,212
MLCC Mortgage Investors Inc
0.481% due 11/25/35 " §	335,190	237,422
1.231% due 10/25/35 " §	600,737	492,299
2.887% due 12/25/34 " §	898,216	810,489
4.250% due 10/25/35 " §	2,587,400	2,284,535
Provident Funding Mortgage Loan Trust
3.195% due 04/25/34 " §	20,748	19,334
Residential Accredit Loans Inc
0.411% due 06/25/46 " §	3,338,058	1,300,897
0.441% due 04/25/46 " §	328,973	122,417
6.000% due 06/25/36 "	14,743,477	7,511,738
Residential Asset Securitization Trust
0.631% due 01/25/46 " §	3,222,908	1,498,291
5.500% due 01/25/34 "	1,315,502	1,281,338
Residential Asset Securitization Trust (IO)
4.719% due 11/25/35 " § ж	12,624,611	1,118,504
Residential Funding Mortgage Securities I Inc
5.201% due 09/25/35 " §	1,794,141	1,261,721
Sequoia Mortgage Trust
0.583% due 07/20/33 " §	2,433,578	1,754,781

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Structured Adjustable Rate Mortgage Loan Trust
4.289% due 01/25/35 " §	$1,351,108	$1,072,720
5.245% due 08/25/35 " §	422,363	293,494
Structured Asset Mortgage Investments Inc
0.441% due 05/25/46 " §	2,540,500	1,202,070
0.451% due 05/25/36 " §	1,999,647	995,950
0.461% due 05/25/45 " §	676,062	398,821
0.483% due 07/19/35 " §	1,901,085	1,489,352
0.511% due 02/25/36 " §	2,643,087	1,436,409
0.523% due 07/19/34 " §	65,667	53,852
0.893% due 09/19/32 " §	280,178	234,488
1.073% due 10/19/33 " §	7,919	6,502
SunTrust Alternative Loan Trust (IO)
4.869% due 12/25/35 " § ж	29,674,439	2,170,383
Thornburg Mortgage Securities Trust
0.351% due 10/25/46 " §	801,404	786,212
Union Planters Mortgage Finance Corp
6.800% due 01/25/28 "	68,819	68,651
Washington Mutual Alternative Mortgage Pass-Through Certificates (IO)
4.619% due 11/25/35 " § ж	42,801,609	4,086,740
4.719% due 11/25/35 " § ж	14,283,619	1,236,721
Washington Mutual Mortgage Pass-Through Certificates
0.501% due 12/25/45 " §	176,523	123,666
0.521% due 10/25/45 " §	184,338	132,320
0.541% due 01/25/45 " §	2,393,626	1,824,473
0.551% due 01/25/45 " §	132,716	92,792
0.771% due 12/25/27 " §	7,353,214	5,532,798
1.944% due 08/25/42 " §	127,560	93,911
2.509% due 02/27/34 " §	2,548,904	2,065,026
Washington Mutual MSC Mortgage Pass-Through Certificates
4.348% due 02/25/33 " §	140,569	111,088
4.414% due 02/25/33 " §	22,174	17,680
Wells Fargo Mortgage-Backed Securities Trust
4.950% due 05/25/35 " §	445,727	375,697
4.950% due 03/25/36 " §	21,883,907	18,121,614
4.957% due 01/25/35 " §	3,652,322	3,342,292
4.979% due 12/25/34 " §	2,249,622	2,177,347
5.240% due 04/25/36 " §	10,303,707	9,108,509
5.506% due 08/25/36 " §	5,542,386	5,388,385
5.778% due 04/25/36 " §	2,754,749	842,285

		297,350,244

Fannie Mae - 17.5%

1.832% due 08/01/42 - 10/01/44 " §	4,109,440	4,055,987
2.582% due 09/01/33 " §	131,739	135,254
2.610% due 12/01/34 " §	7,087,094	7,238,951
2.621% due 03/01/34 " §	55,476	56,641
2.723% due 03/01/33 " §	1,122,297	1,141,527
2.779% due 11/01/34 " §	57,065	57,944
2.998% due 11/01/34 " §	15,564,387	16,065,159
3.057% due 07/01/33 " §	131,516	133,460
3.121% due 06/01/34 " §	50,692	52,130
3.143% due 12/01/22 " §	43,111	44,376
3.150% due 01/01/34 " §	40,172	41,285
3.200% due 11/01/23 " §	110	111
3.236% due 04/01/27 " §	46,794	47,923
3.443% due 02/01/33 " §	852,783	856,607
3.541% due 01/01/25 " §	99,186	101,844
3.570% due 02/01/33 " §	29,975	30,342
3.596% due 01/01/23 " §	182,473	188,415
3.731% due 05/01/36 " §	145,878	150,836
3.802% due 05/01/36 " §	137,539	142,222
3.922% due 05/01/36 " §	4,373,226	4,522,570
4.275% due 03/01/33 " §	58,248	59,875
4.470% due 04/01/35 " §	3,398,477	3,514,208
4.607% due 07/01/33 " §	129,465	136,363
4.723% due 08/01/35 " §	2,128,087	2,215,502
4.724% due 09/01/34 " §	2,107,417	2,177,082
4.726% due 07/01/35 " §	12,218,697	12,690,302
4.738% due 09/01/35 " §	1,073,116	1,110,372
4.755% due 04/01/34 " §	1,323,274	1,383,341
5.000% due 08/01/30 - 01/01/40 " ‡	29,957,032	30,620,897
5.053% due 09/01/35 " §	1,932,419	2,036,049
5.076% due 12/01/34 " §	95,090	100,781
5.213% due 08/01/34 " §	83,423	88,319
5.383% due 01/01/36 " §	1,187,948	1,259,075
5.500% due 11/01/20 - 02/01/38 " ‡	400,975,198	422,232,352
6.000% due 04/01/16 - 01/01/40 "	320,813,156	340,613,861
6.376% due 08/01/36 " §	3,313,190	3,546,148
6.500% due 01/01/13 - 01/01/40 "	14,424,523	15,537,376
8.000% due 05/01/30 - 08/01/30 "	20,926	23,998

		874,409,485

Federal Housing Authority - 0.0%

6.896% due 07/01/20 "	291,885	289,796
7.430% due 11/01/19 - 11/01/22 "	689,081	688,455

		978,251

Freddie Mac - 1.3%

2.764% due 03/01/32 " §	174,870	180,026
2.777% due 03/01/32 " §	343,124	353,259
2.866% due 07/01/32 " §	77,713	79,833
2.942% due 05/01/32 " §	48,064	49,344
3.000% due 01/01/28 " §	51,953	52,802
3.328% due 05/01/23 " §	12,900	13,008
5.282% due 09/01/35 " §	1,299,812	1,351,474
5.500% due 03/01/23 - 01/01/40 "	51,765,302	54,333,637
5.913% due 06/01/17 " §	6,833	7,001
6.000% due 03/03/18 - 10/01/22 "	3,198,762	3,447,512
6.500% due 01/01/15 - 05/01/17 "	2,265,969	2,439,506

		62,307,402

Government National Mortgage Association - 2.5%

3.625% due 07/20/23 - 09/20/32 " §	1,264,754	1,294,156
3.750% due 03/20/32 " §	97,737	100,171
4.000% due 03/20/32 - 01/20/33 " §	434,258	442,836
4.125% due 08/20/20 - 12/20/32 " §	2,293,309	2,343,871
4.250% due 03/20/28 - 03/20/29 " §	45,501	46,886
4.375% due 05/20/22 - 06/20/32 " §	4,824,379	4,961,837
4.500% due 03/20/33 " §	452,088	464,692
4.625% due 11/20/24 " §	147,633	152,238
4.750% due 03/20/29 " §	49,324	50,844
6.000% due 08/15/31 - 01/01/40 "	53,086,693	56,098,003
6.500% due 04/15/36 - 01/01/40 "	54,360,818	57,848,550
7.500% due 02/15/31 - 12/15/31 "	131,447	148,204
8.000% due 12/15/29 - 08/15/32 "	793,285	912,587
8.500% due 09/15/16 - 01/15/31 "	978,653	1,134,923
9.000% due 02/15/17 - 04/15/20 "	21,354	24,201
10.000% due 05/15/19 - 02/15/25 "	22,337	24,798

		126,048,797

Total Mortgage-Backed Securities
(Cost $1,529,311,559)		1,507,062,525

ASSET-BACKED SECURITIES - 0.9%

Access Group Inc
1.582% due 10/27/25 " §	28,462,073	29,207,068
Ally Auto Receivables Trust
1.320% due 03/15/12 " ~	5,700,000	5,713,268
Delta Funding Home Equity Loan Trust
7.030% due 08/15/30 "	82,810	72,513
GE-WMC Mortgage Securities LLC
0.271% due 08/25/36 " §	2,552	900

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
IMC Home Equity Loan Trust
6.340% due 08/20/29 " §	$39,287	$32,527
Long Beach Mortgage Loan Trust
0.511% due 10/25/34 " §	17,008	13,153
Mid-State Trust
7.340% due 07/01/35 "	1,759,713	1,735,053
7.791% due 03/15/38 "	692,687	602,811
8.330% due 04/01/30 "	3,232,521	3,261,114
Renaissance Home Equity Loan Trust
0.671% due 08/25/33 " §	654,160	441,008
Saxon Asset Securities Trust
0.751% due 08/25/32 " §	2,325	1,994
SLM Student Loan Trust
0.732% due 01/25/17 " §	4,000,000	3,991,451
Small Business Administration
4.754% due 08/10/14 "	1,793,099	1,869,221
8.017% due 02/10/10 "	81,173	81,841
Structured Asset Securities Corp
0.521% due 01/25/33 " §	38,314	33,248

Total Asset-Backed Securities
(Cost $46,686,226)		47,057,170

U.S. GOVERNMENT AGENCY ISSUES - 1.0%

Fannie Mae
5.000% due 07/29/19	17,000,000	17,700,927
Federal Home Loan Bank
1.000% due 12/28/11	2,800,000	2,789,612
Freddie Mac
1.125% due 06/01/11	25,900,000	25,997,954
1.125% due 12/15/11	3,700,000	3,690,273
Small Business Administration Participation Certificates
6.120% due 09/01/21	1,872,947	2,009,116

Total U.S. Government Agency Issues
(Cost $50,603,360)		52,187,882

U.S. TREASURY OBLIGATIONS - 8.1%

U.S. Treasury Bonds - 1.4%

3.500% due 02/15/39	5,600,000	4,588,506
4.250% due 05/15/39 †	42,000,000	39,414,396
4.375% due 02/15/38	4,700,000	4,513,471
4.375% due 11/15/39 †	20,600,000	19,724,521
4.500% due 05/15/38	1,200,000	1,175,438

		69,416,332

U.S. Treasury Notes - 6.7%

1.000% due 07/31/11	32,500,000	32,559,670
1.000% due 08/31/11 †	108,600,000	108,689,160
1.000% due 09/30/11 †	94,300,000	94,303,772
1.000% due 10/31/11 †	58,300,000	58,265,778
2.625% due 12/31/14	30,600,000	30,521,144
2.750% due 11/30/16	13,200,000	12,712,220

		337,051,744

Total U.S. Treasury Obligations
(Cost $409,976,678)		406,468,076

FOREIGN GOVERNMENT BONDS & NOTES - 6.8%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/12	BRL 496,370,000	275,771,736
10.000% due 01/01/17	56,000,000	27,639,136
Hydro Quebec (Canada)
8.625% due 06/15/29	$1,000,000	1,353,193
Province of Quebec (Canada)
7.500% due 07/15/23	2,495,000	3,001,822
Province of Saskatchewan (Canada)
8.500% due 07/15/22	340,000	447,224
Republic of Panama (Panama)
6.700% due 01/26/36	10,935,000	11,591,100
Republic of South Africa (South Africa)
5.875% due 05/30/22	1,125,000	1,158,047
7.375% due 04/25/12	320,000	352,800
Societe Financement de l’Economie Francaise (France)
2.125% due 05/20/12	EUR 11,000,000	15,930,650
United Mexican States (Mexico)
6.050% due 01/11/40	$3,800,000	3,671,940

Total Foreign Government Bonds & Notes
(Cost $323,540,931)		340,917,648

MUNICIPAL BONDS - 2.8%

Badger Tobacco Asset Securitization Corp WI
6.125% due 06/01/27	1,600,000	1,736,096
Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.875% due 06/01/47	7,100,000	5,346,584
Chicago Transit Authority IL ‘A’
6.899% due 12/01/40	7,200,000	7,644,816
Chicago Transit Authority IL ‘B’
6.300% due 12/01/21	800,000	838,704
6.899% due 12/01/40	6,800,000	7,220,104
Clovis Unified School District CA ‘B’
0.000% due 08/01/24	3,000,000	1,295,730
Cook County School District No 123 IL
0.000% due 12/01/21	2,290,000	1,332,734
Escondido Union High School District CA
0.000% due 11/01/20	2,655,000	1,451,250
Golden State Tobacco Securitization Corp CA ‘A1’
5.125% due 06/01/47	1,800,000	1,217,844
5.750% due 06/01/47	3,000,000	2,228,310
Golden State Tobacco Securitization Corp CA ‘A2’
0.000% due 06/01/37	3,200,000	1,994,784
Hamilton OH School Districts Gas Supply Revenue
7.740% due 02/01/12	3,195,000	3,242,542
Honolulu City & County HI ‘A’
5.000% due 07/01/23	3,100,000	3,350,294
Huntington Beach Union High School District CA
0.000% due 08/01/32	10,000,000	2,358,300
Illinois Municipal Electric Agency
6.832% due 02/01/35	300,000	307,338
Lee County Florida Apartment Revenue ‘A’
6.000% due 10/01/29	1,000,000	1,007,740
Los Angeles Unified School District CA ‘A1’
4.500% due 07/01/24	7,100,000	7,131,311

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Metropolitan Pier & Exposition Authority IL ‘A’
0.000% due 06/15/29	$4,000,000	$1,366,880
Metropolitan Transportation Authority NY
7.336% due 11/15/39	28,190,000	31,438,897
Modesto High School District Stanislaus County CA ‘A’
0.000% due 08/01/26	4,000,000	1,445,080
Monrovia Unified School District CA ‘B’
0.000% due 08/01/23	3,175,000	1,395,635
North Carolina Turnkpike Authority ‘B’
6.700% due 01/01/39	400,000	410,296
Northern Tobacco Securitization Corp AK ‘A’
5.000% due 06/01/46	3,500,000	2,291,485
Palomar Community College District CA ‘A’
4.750% due 05/01/32	400,000	389,240
Pierce County School District WA
5.000% due 12/01/23	3,000,000	3,171,990
Public Power Generation Agency NE
7.242% due 01/01/41	2,100,000	2,033,262
Puerto Rico Commonwealth ‘A’
5.125% due 07/01/31	335,000	315,654
State of California
7.550% due 04/01/39	3,550,000	3,443,748
State of Iowa
6.750% due 06/01/34	1,000,000	1,018,710
Texas State Transportation Commission ‘A’
4.750% due 04/01/24	6,500,000	6,887,790
Texas State Transportation Commission Mobility Fund ‘A’
4.750% due 04/01/35	4,000,000	4,005,240
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	9,400,000	7,520,094
Tobacco Settlement Financing Corp LA ‘B’
5.875% due 05/15/39	4,935,000	4,532,551
Tobacco Settlement Financing Corp NJ ‘1A’
5.000% due 06/01/41	12,400,000	8,564,680
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	2,559,687
6.250% due 06/01/42	900,000	819,180
Tobacco Settlement Revenue Management SC ‘B’
6.000% due 05/15/22	4,075,000	4,258,130

Total Municipal Bonds
(Cost $135,857,010)		137,572,710

SHORT-TERM INVESTMENTS - 20.6%

U.S. Treasury Bills - 5.6%

0.027% due 01/28/10	24,000,000	23,999,820
0.054% due 03/04/10	168,000	167,990
0.074% due 03/11/10 ‡	48,000,000	47,996,928
0.074% due 03/18/10	1,630,000	1,629,868
0.080% due 03/18/10	1,380,000	1,379,888
0.105% due 03/11/10	1,710,000	1,709,891
0.108% due 03/18/10 ‡	148,000,000	147,988,012
0.109% due 03/11/10	1,290,000	1,289,917
0.110% due 03/25/10 ‡	2,750,000	2,749,774
0.111% due 03/18/10	330,000	329,973
0.120% due 03/18/10	1,181,000	1,180,904
0.125% due 03/25/10 ‡	1,870,000	1,869,847
0.143% due 04/01/10 ‡	3,510,000	3,509,575
0.145% due 03/25/10	280,000	279,977
0.157% due 03/18/10	260,000	259,979
0.161% due 03/18/10	3,980,000	3,979,678
0.166% due 03/18/10	460,000	459,963
0.168% due 05/13/10	1,705,000	1,704,286
0.170% due 04/01/10	24,200,000	24,197,072
0.171% due 04/22/10	230,000	229,952
0.172% due 04/22/10	350,000	349,926
0.185% due 03/25/10	260,000	259,979
0.222% due 03/11/10	7,757,000	7,756,504
0.257% due 02/25/10	2,090,000	2,089,872

		277,369,575

U.S. Government Agency Issues - 0.6%

Federal Home Loan Bank
0.073% due 01/13/10	26,000,000	25,999,653
0.073% due 02/24/10	5,000,000	4,999,588

		30,999,241

Foreign Government Bonds & Notes - 2.9%

Japan Treasury Bills (Japan)
0.141% due 03/29/10	JPY 13,410,000,000	143,976,878

Repurchase Agreements - 11.5%

Bank of America Corp 0.010% due 01/04/10 (Dated 12/31/09, repurchase price of $10,000,011; collateralized by U.S. Treasury Bonds: 6.875% due 08/15/25 and market value $10,420,751)	$10,000,000	10,000,000
Bank of America Corp 0.100% due 01/15/10 (Dated 12/15/09, repurchase price of $12,001,000; collateralized by U.S. Treasury Notes: 0.000% due 10/31/11 and market value $12,190,008) ж	12,000,000	12,000,000
BNP Paribas Securities Corp 0.000% due 01/04/10 (Dated 12/31/09, repurchase price of $243,900,000; collateralized by U.S. Treasury Bonds: 6.125% due 08/15/29 and market value $247,923,862)	243,900,000	243,900,000
BNP Paribas Securities Corp 0.020% due 01/05/10 (Dated 12/31/09, repurchase price of $187,000,519; collateralized by U.S. Treasury Bonds: 5.375% due 02/15/31 and market value $190,186,181)	187,000,000	187,000,000
Deutsche Bank AG 0.080% due 01/05/10 (Dated 12/22/09, repurchase price of $38,901,210; collateralized by U.S. Treasury Bonds: 5.500% due 08/15/28 and market value $39,201,470)	38,900,000	38,900,000
Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $15,602,009; collateralized by Freddie Mac: 4.375% due 07/17/15 and market value $15,916,950)	15,602,000	15,602,000
The Goldman Sachs Group Inc 0.100% due 01/06/10 (Dated 12/23/09, repurchase price of $38,701,505; collateralized by Fannie Mae: 4.500% due 08/01/24 and market value $42,640,680)	38,700,000	38,700,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
The Goldman Sachs Group Inc 0.100% due 01/15/10 (Dated 12/15/09, repurchase price of $30,002,500; collateralized by Government National Mortgage Association: 5.000% due 06/15/39 and market value $32,127,598) ж	$30,000,000	$30,000,000

		576,102,000

Total Short-Term Investments
(Cost $1,033,760,006)		1,028,447,694

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.2%
(Cost $5,016,097,451)		5,016,024,102

	Shares
SECURITIES LENDING COLLATERAL - 7.0%

Pacific Select Liquidating Trust Ω	203,509,940	203,131,412
Pacific Select Sigma Liquidating Trust ¤ ж	10,499,043	446,314
State Street Navigator Securities Lending Trust-PSF Portfolio	149,133,097	149,133,097

Total Securities Lending Collateral
(Cost $348,126,272)		352,710,823

TOTAL INVESTMENTS - 107.2%
(Cost $5,364,223,723)		5,368,734,925

TOTAL SECURITIES SOLD SHORT - (4.5%)
(See Note (f) to Notes to Schedule of Investments)
(Proceeds $227,245,156)		(225,860,720)

OTHER ASSETS & LIABILITIES, NET - (2.7%)		(136,880,760)

NET ASSETS - 100.0%		$5,005,993,445

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	30.1%
Corporate Bonds & Notes	28.2%
Short-Term Investments & Securities Lending Collateral	27.6%
U.S. Treasury Obligations	8.1%
Foreign Government Bonds & Notes	6.8%
Municipal Bonds	2.8%
Equity Securities	1.0%
U.S. Government Agency Issues	1.0%
Asset-Backed Securities	0.9%
Senior Loan Notes	0.7%

107.2%
Securities sold short	(4.5%)
Other Assets & Liabilities, Net	(2.7%)

100.0%

(b) As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	52.1%
A-1 (Short-Term Debt only)	11.6%
AA	4.6%
A	12.3%
BBB	9.7%
BB	1.6%
B	2.0%
CCC	1.0%
CC	0.1%
Not Rated	5.0%

100.0%

(c) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d) Securities with a total aggregate market value of $11,520,173 or 0.2% of the net assets were in default as of December 31, 2009.

(e) 1.7% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f) Securities sold short outstanding as of December 31, 2009 were as follows:

	Principal
Description	Amount	Value
Fannie Mae
5.000% due 02/11/40	$27,000,000	$27,607,500
5.500% due 02/11/40	190,000,000	198,253,220

Total Securities sold short
(Proceeds $227,245,156)		$225,860,720

(g) Forward foreign currency contracts outstanding as of December 31, 2009 were as follows:

Contracts		Principal Amount		Unrealized
to Buy		Covered by		Appreciation
or to Sell	Currency	Contracts	Expiration	(Depreciation)
Buy	AUD	34,985,000	01/10	($1,031,828)
Sell	AUD	852,000	01/10	9,639
Sell	BRL	441,057,983	02/10	(14,507,478)
Buy	CAD	7,891,000	01/10	132,364
Buy	CNY	55,543,847	03/10	(71,159)
Sell	CNY	55,543,847	03/10	41,984
Buy	CNY	91,664,624	08/10	(167,098)
Buy	CNY	54,373,348	11/10	(184,665)
Buy	DKK	25,924,000	01/10	(57,651)
Buy	EUR	250,000	01/10	277
Sell	EUR	1,233,000	01/10	13,046
Sell	EUR	36,248,000	02/10	1,834,578
Sell	EUR	38,991,000	03/10	747,265
Buy	GBP	15,954,000	01/10	266,784
Sell	GBP	29,277,000	01/10	1,406,212
Buy	INR	58,373,874,500	10/10	111,146
Sell	JPY	338,910,000	01/10	136,762
Sell	JPY	13,410,000,000	03/10	5,751,845
Buy	KRW	7,317,883,000	02/10	58,054
Buy	KRW	716,461,956	07/10	5,464
Buy	KRW	5,780,614,000	08/10	61,891
Buy	KRW	424,143,544	11/10	(2,840)
Buy	MYR	8,955,429	02/10	15,713
Buy	MYR	5,126,971	02/10	(14,222)
Buy	MYR	12,029,555	06/10	31,164
Buy	MYR	593,276	06/10	(940)
Buy	SGD	474,000	02/10	(4,209)
Buy	SGD	1,394,404	03/10	(11,225)
Buy	SGD	799,000	06/10	(8,251)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

Contracts		Principal Amount		Unrealized
to Buy		Covered by		Appreciation
or to Sell	Currency	Contracts	Expiration	(Depreciation)
Buy	TWD	50,994,621	06/10	$37,584
Buy	TWD	9,453,459	10/10	6,036

				($5,393,758)

(h)	Open futures contracts outstanding as of December 31, 2009 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
3-Month Euribor (03/10)	201	EUR 201,000,000	$679,441
Euro-Bobl 5-Year Notes (03/10)	293	29,300,000	(322,011)
Euro-Bund 10-Year Notes (03/10)	196	19,600,000	(534,277)
Eurodollar (03/10)	3,521	$3,521,000,000	7,542,559
Eurodollar (06/10)	2,731	2,731,000,000	3,280,347
Eurodollar (09/10)	196	196,000,000	596,959
Eurodollar (12/10)	915	915,000,000	1,203,926
United Kingdom 90-Day LIBOR Sterling Interest Rate (03/10)	59	GBP 29,500,000	155,124
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/10)	119	59,500,000	263,965
United Kingdom 90-Day LIBOR Sterling Interest Rate (09/10)	119	59,500,000	224,098
United Kingdom 90-Day LIBOR Sterling Interest Rate (12/10)	45	22,500,000	49,941
U.S. Treasury 2-Year Notes (03/10)	648	$129,600,000	(658,812)
U.S. Treasury 10-Year Notes (03/10)	552	55,200,000	(2,214,813)

Short Futures Outstanding
Call - Euro-Bund 10-Year Note Options Strike @ EUR 125.00 (03/10)	32	EUR 3,200,000	21,561
Put - Euro-Bund 10-Year Note Options Strike @ EUR 121.00 (03/10)	32	3,200,000	(29,130)

			$10,258,878

(i)	Transactions in written options for the year ended December 31, 2009 were as follows:

	Number of	Notional Amount	Notional Amount
	Contracts	in $	in EUR	Premium
Outstanding, December 31, 2008	1,793	548,800,000	115,000,000	$16,430,973
Call Options Written	2059	278,500,000	8,700,000	2,440,128
Put Options Written	1,649	1,673,200,000	-	19,246,057
Call Options Expired	(508)	(200,000,000)	-	(2,588,953)
Put Options Expired	(3,004)	(359,500,000)	-	(3,947,403)
Call Options Repurchased	(807)	(414,371,000)	(115,000,000)	(12,746,601)
Put Options Repurchased	(330)	(105,871,000)	-	(853,617)

Outstanding, December 31, 2009	852	1,420,758,000	8,700,000	$17,980,584

(j)	Premiums received and value of written options outstanding as of December 31, 2009 were as follows:

Interest Rate Swaptions
	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	EUR-LIBOR	Rate	Date	party	Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Receive	2.500%	02/17/10	BRC	EUR 8,700,000	$26,826	$6,025

	Pay/Receive
	Floating Rate
	Based on
	3-Month
	USD-LIBOR
Call - OTC 7-Year Interest Rate Swap	Receive	2.800%	02/17/10	GSC	$81,400,000	366,300	8,441
Call - OTC 7-Year Interest Rate Swap	Receive	2.750%	04/19/10	CSF	4,200,000	19,005	4,246
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	BOA	3,600,000	36,000	6,559
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	CSF	3,500,000	35,350	6,377
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	DUB	14,400,000	144,455	26,237
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	MSC	7,900,000	71,100	14,394
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	BNP	12,000,000	117,960	227,515
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	BOA	9,600,000	152,352	182,012
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	BRC	18,100,000	245,474	343,169
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	CSF	3,500,000	84,000	66,359
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	DUB	96,900,000	1,865,102	1,837,185
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	GSC	236,500,000	5,127,896	4,483,945

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	JPM	$6,000,000	$82,824	$113,758
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	MSC	18,000,000	284,400	341,273
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	RBS	3,000,000	54,558	56,879
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	04/19/10	BOA	4,000,000	34,800	19,152
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	04/19/10	MSC	7,800,000	74,100	37,347
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	04/19/10	RBS	6,000,000	61,950	28,729
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	BNP	43,000,000	394,525	78,690
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	BRC	89,000,000	813,015	162,870
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	DUB	11,000,000	122,650	20,130
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	GSC	11,000,000	111,650	20,130
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	MSC	75,000,000	802,500	137,250
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	RBS	33,000,000	345,675	60,390
Put - OTC 5-Year Interest Rate Swap	Pay	5.800%	06/28/10	MER	15,000,000	84,375	11,268
Put - OTC 5-Year Interest Rate Swap	Pay	5.500%	08/31/10	BRC	15,000,000	118,625	38,763
Put - OTC 5-Year Interest Rate Swap	Pay	5.500%	08/31/10	JPM	257,000,000	2,713,178	664,139
Put - OTC 5-Year Interest Rate Swap	Pay	5.500%	08/31/10	RBS	10,000,000	76,715	25,842
Put - OTC 10-Year Interest Rate Swap	Pay	6.000%	08/31/10	BRC	2,000,000	15,500	11,208
Put - OTC 7-Year Interest Rate Swap	Pay	6.000%	08/31/10	DUB	13,900,000	108,957	41,145
Put - OTC 7-Year Interest Rate Swap	Pay	6.000%	08/31/10	JPM	41,600,000	331,995	123,140
Put - OTC 10-Year Interest Rate Swap	Pay	6.000%	08/31/10	JPM	3,500,000	31,185	19,613
Put - OTC 7-Year Interest Rate Swap	Pay	6.000%	08/31/10	RBS	148,600,000	1,146,078	439,871
Put - OTC 10-Year Interest Rate Swap	Pay	6.000%	08/31/10	RBS	54,000,000	408,200	302,605
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	28,900,000	174,123	158,892

						$16,683,398	$10,125,548

Options on Exchange-Traded Futures Contracts
		Exercise	Expiration	Counter-	Number of
Description		Price	Date	party	Contracts	Premium	Value
Put - CBOT 10-Year U.S. Treasury Note Futures (03/10)		$116.00	02/19/10	GSC	108	$72,183	$155,250
Call - CBOT 10-Year U.S. Treasury Note Futures (03/10)		119.00	02/19/10	GSC	491	152,210	61,375
Call - CBOT 10-Year U.S. Treasury Note Futures (03/10)		121.00	02/19/10	GSC	253	86,075	3,953

						$310,468	$220,578

Foreign Currency Options
		Exercise	Expiration	Counter-	Notional
Description		Price	Date	party	Amount	Premium	Value
Put - OTC Japanese yen versus U.S. dollar ж		JPY 88.00	02/19/10	CIT	$8,300,000	$57,685	$28,884
Call - OTC Japanese yen versus U.S. dollar ж		95.00	02/19/10	CIT	8,300,000	73,455	99,974
Call - OTC Japanese yen versus U.S. dollar ж		104.00	03/17/10	CSF	8,129,000	427,789	10,064
Put - OTC Japanese yen versus U.S. dollar ж		104.00	03/17/10	CSF	8,129,000	427,789	962,872

						$986,718	$1,101,794

Total Written Options						$17,980,584	$11,447,920

(k)	Swap agreements outstanding as of December 31, 2009 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection (1)
								Upfront
	Fixed Deal				Implied Credit			Premiums	Unrealized
	Pay		Expiration	Counter-	Spread at	Notional	Market	Paid	Appreciation
Referenced Obligation	Rate		Date	party	12/31/09 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
DaimlerChrysler NA Holdings 5.750% due 09/08/11	(0.580%	)	09/20/11	BRC	0.426%	$8,000,000	($22,666)	$-	($22,666)
XL Capital Ltd 6.500% due 01/15/12	(0.205%	)	03/20/12	BRC	0.753%	5,300,000	63,399	-	63,399
Sealed Air Corp 5.625% due 07/15/13	(0.580%	)	09/20/13	MSC	0.777%	2,100,000	14,418	-	14,418
CNA Financial Corp 5.850% due 12/15/14	(0.470%	)	12/20/14	CIT	2.434%	4,000,000	342,396	-	342,396
Everest Reinsurance Holdings Inc 5.400% due 10/15/14	(0.535%	)	12/20/14	BRC	0.787%	2,000,000	23,054	-	23,054
CNA Financial Corp 5.850% due 12/15/14	(0.630%	)	12/20/14	BOA	2.434%	5,000,000	392,827	-	392,827
Johnson Controls Inc 5.500% due 01/15/16	(0.760%	)	03/20/16	RBS	1.056%	5,000,000	81,593	-	81,593
WEA Finance LLC 5.700% due 10/01/16	(0.590%	)	12/20/16	CIT	1.236%	7,500,000	291,464	-	291,464
Masco Corp 6.125% due 10/03/16	(0.915%	)	12/20/16	CSF	2.135%	10,000,000	704,755	-	704,755
Sprint Nextel Corp 6.000% due 12/01/16	(0.940%	)	12/20/16	DUB	3.994%	5,000,000	804,456	-	804,456
Sprint Nextel Corp 6.000% due 12/01/16	(0.980%	)	12/20/16	JPM	3.994%	5,000,000	793,840	-	793,840
Macy’s Retail Holdings Inc 5.900% due 12/01/16	(2.111%	)	12/20/16	RBS	1.954%	5,000,000	(49,256)	-	(49,256)
Kimco Realty Corp REIT 5.700% due 05/01/17	(0.730%	)	06/20/17	BRC	1.645%	5,600,000	316,938	-	316,938

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

								Upfront
	Fixed Deal				Implied Credit			Premiums	Unrealized
	Pay		Expiration	Counter-	Spread at	Notional	Market	Paid	Appreciation
Referenced Obligation	Rate		Date	party	12/31/09 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
CSX Corp 5.600% due 05/01/17	(0.960%	)	06/20/17	BRC	0.511%	$5,000,000	($150,666)	$-	($150,666)
Rohm & Haas Co 6.000% due 09/15/17	(0.580%	)	09/20/17	UBS	0.993%	5,000,000	137,177	-	137,177
Kraft Foods Inc 6.500% due 08/11/17	(0.590%	)	09/20/17	DUB	0.907%	5,000,000	105,139	-	105,139
The Kroger Co 6.400% due 08/15/17	(0.830%	)	09/20/17	MSC	0.969%	5,000,000	44,973	-	44,973
Marks & Spencer Group PLC 6.250% due 12/01/17	(0.950%	)	12/20/17	RBS	1.259%	10,000,000	205,321	-	205,321
Erac USA Finance Co 6.375% due 10/15/17	(2.700%	)	12/20/17	GSC	0.930%	5,000,000	(609,357)	-	(609,357)
Yum! Brands Inc 6.250% due 03/15/18	(0.834%	)	03/20/18	RBS	0.802%	7,500,000	(18,620)	-	(18,620)
Nabors Industries Ltd 6.150% due 02/15/18	(1.020%	)	03/20/18	GSC	0.949%	6,000,000	(31,892)	-	(31,892)

							$3,439,293	$-	$3,439,293

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
								Upfront
	Fixed Deal				Implied Credit			Premiums	Unrealized
	Receive		Expiration	Counter-	Spread at	Notional	Market	Paid	Appreciation
Referenced Obligation	Rate		Date	party	12/31/09 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
SLM Corp 5.125% due 08/27/12 ж	5.000%		03/20/10	UBS	3.510%	$400,000	$1,909	($16,000)	$17,909
Ford Motor Credit Co LLC 7.000% due 10/01/13	4.300%		06/20/10	JPM	2.861%	1,400,000	11,249	-	11,249
SLM Corp 5.125% due 08/27/12 ж	5.000%		09/20/10	DUB	3.511%	200,000	2,431	(16,000)	18,431
SLM Corp 5.125% due 08/27/12 ж	5.000%		12/20/10	BOA	3.754%	400,000	5,355	(41,000)	46,355
General Electric Capital Corp 5.625% due 09/15/17	4.000%		12/20/13	CIT	1.590%	4,600,000	415,448	-	415,448
General Electric Capital Corp 5.625% due 09/15/17	4.200%		12/20/13	CIT	1.590%	11,400,000	1,114,560	-	1,114,560
General Electric Capital Corp 5.625% due 09/15/17	4.230%		12/20/13	DUB	1.590%	7,700,000	761,426	-	761,426
General Electric Capital Corp 5.625% due 09/15/17	4.325%		12/20/13	CIT	1.590%	7,200,000	737,474	-	737,474
General Electric Capital Corp 6.000% due 06/15/12	4.400%		12/20/13	BRC	1.590%	13,400,000	1,409,975	-	1,409,975
General Electric Capital Corp 6.000% due 06/15/12	4.500%		12/20/13	BRC	1.590%	16,900,000	1,841,235	-	1,841,235
General Electric Capital Corp 6.000% due 06/15/12	4.700%		12/20/13	BRC	1.590%	13,500,000	1,571,433	-	1,571,433
General Electric Capital Corp 5.625% due 09/15/17	4.850%		12/20/13	CIT	1.590%	5,900,000	719,757	-	719,757
General Electric Capital Corp 5.625% due 09/15/17	4.900%		12/20/13	DUB	1.590%	2,800,000	346,797	-	346,797
The Proctor & Gamble Co 4.950% due 08/15/14 ж	1.000%		09/20/14	DUB	0.326%	9,600,000	294,130	119,454	174,676
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 ж	1.000%		12/20/14	BNP	0.765%	35,900,000	402,811	267,540	135,271
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 ж	1.000%		12/20/14	JPM	0.765%	36,400,000	408,421	271,267	137,154
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 ж	1.000%		12/20/14	MER	0.765%	1,500,000	16,831	11,179	5,652
Ford Motor Credit Co LLC 7.250% due 10/25/11 ж	5.000%		12/20/14	CIT	4.346%	500,000	13,480	(10,783)	24,263
Reynolds American Inc 7.625% due 06/01/16	1.280%		06/20/17	BOA	1.618%	3,600,000	(74,889)	-	(74,889)
Reynolds American Inc 7.625% due 06/01/16	1.280%		06/20/17	CIT	1.618%	3,500,000	(72,809)	-	(72,809)

							$9,927,024	$585,657	$9,341,367

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
								Upfront
	Fixed Deal							Premiums
	Pay		Expiration	Counter-		Notional	Market	Paid	Unrealized
Referenced Obligation	Rate		Date	party		Amount (4)	Value (5)	(Received)	Appreciation
BFC Genesee Ltd CDO 1.934% due 01/10/41 ж	(1.280%	)	01/10/41	JPM		$4,920,720	$4,796,060	$-	$4,796,060

Credit Default Swaps on Credit Indices - Buy Protection (1)
								Upfront
	Fixed Deal							Premiums
	Pay		Expiration	Counter-		Notional	Market	Paid	Unrealized
Referenced Obligation	Rate		Date	party		Amount (4)	Value (5)	(Received)	Depreciation
Dow Jones CDX NA HY12 5Y	(5.000%	)	06/20/14	DUB		$2,068,000	($17,373)	$261,085	($278,458)

Credit Default Swaps on Credit Indices - Sell Protection (2)
								Upfront
	Fixed Deal							Premiums
	Receive		Expiration	Counter-		Notional	Market	Paid	Unrealized
Referenced Obligation	Rate		Date	party		Amount (4)	Value (5)	(Received)	Appreciation
Dow Jones CDX NA HY8 5Y ж	0.483%		06/20/12	BRC		$770,352	$2,312	($300)	$2,612
Dow Jones CDX NA HY9 5Y ж	2.080%		12/20/12	MER		7,701,680	263,725	-	263,725
Dow Jones CDX IG10 5Y	0.463%		06/20/13	GSC		6,076,343	65,084	-	65,084
Dow Jones CDX IG10 5Y	0.530%		06/20/13	DUB		4,918,944	63,913	-	63,913

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

						Upfront
	Fixed Deal					Premiums
	Receive	Expiration	Counter-	Notional	Market	Paid	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Appreciation
Dow Jones CDX EM12 5Y ж	5.000%	12/20/14	DUB	$3,200,000	$344,245	$319,900	$24,345
Dow Jones CDX IG9 10Y	0.548%	12/20/17	GSC	3,761,546	59,205	-	59,205

					$798,484	$319,600	$478,884

Total Credit Default Swaps (6)					$18,943,488	$1,166,342	$17,777,146

(1) If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2) If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3) Implied credit spreads, represented in the absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4) The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(6) The aggregate fair value of credit default swaps in a net liability as of December 31, 2009 was $1,308,613.

Interest Rate Swaps
							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)
BRL-CDI-Compounded	MER	Pay	12.670%	01/04/10	BRL 52,200,000	$844,271	$-	$844,271
BRL-CDI-Compounded	MSC	Pay	12.670%	01/04/10	438,900,000	7,098,672	334,327	6,764,345
6-Month GBP-LIBOR	RBS	Pay	5.000%	09/15/10	GBP 10,200,000	675,505	(321,396)	996,901
France CPI Excluding Tobacco	BNP	Pay	2.090%	10/15/10	EUR 13,000,000	704,316	(29,507)	733,823
France CPI Excluding Tobacco	UBS	Pay	2.146%	10/15/10	17,600,000	1,029,191	7,539	1,021,652
3-Month USD-LIBOR	BOA	Pay	3.000%	12/16/10	$39,900,000	951,797	834,309	117,488
3-Month USD-LIBOR ж	MSC	Pay	3.000%	12/16/10	189,200,000	4,513,283	3,965,166	548,117
3-Month Australian Bank Bill	RBC	Pay	4.250%	06/15/11	AUD 22,500,000	(178,737)	(3,311)	(175,426)
3-Month Australian Bank Bill	DUB	Pay	4.500%	06/15/11	165,700,000	(962,365)	171,091	(1,133,456)
3-Month Australian Bank Bill	MER	Pay	4.500%	06/15/11	97,100,000	(563,945)	93,193	(657,138)
6-Month Australian Bank Bill	UBS	Pay	4.250%	09/15/11	69,000,000	(600,778)	569,776	(1,170,554)
6-Month Australian Bank Bill	RBS	Pay	6.250%	09/15/11	24,000,000	617,624	15,225	602,399
6-Month EUR-LIBOR	DUB	Pay	4.070%	09/16/11	EUR 355,500,000	24,542,558	1,622,691	22,919,867
BRL-CDI-Compounded	MSC	Pay	10.115%	01/02/12	BRL 140,100,000	(3,781,038)	(3,058,879)	(722,159)
BRL-CDI-Compounded	UBS	Pay	10.575%	01/02/12	57,600,000	(970,839)	(1,033,120)	62,281
BRL-CDI-Compounded	BRC	Pay	10.680%	01/02/12	55,800,000	(829,846)	(701,210)	(128,636)
BRL-CDI-Compounded	GSC	Pay	10.835%	01/02/12	92,900,000	(296,368)	89,093	(385,461)
BRL-CDI-Compounded	MER	Pay	12.540%	01/02/12	70,600,000	1,218,088	(359,262)	1,577,350
BRL-CDI-Compounded	MSC	Pay	12.540%	01/02/12	9,400,000	162,182	(63,169)	225,351
BRL-CDI-Compounded	UBS	Pay	12.540%	01/02/12	11,400,000	196,688	(56,175)	252,863
BRL-CDI-Compounded	HSB	Pay	14.765%	01/02/12	3,000,000	130,671	20,000	110,671
BRL-CDI-Compounded	MER	Pay	14.765%	01/02/12	9,300,000	405,081	39,057	366,024
6-Month Australian Bank Bill	UBS	Pay	6.000%	09/15/12	AUD 93,000,000	626,153	-	626,153
6-Month EUR-LIBOR	BNP	Pay	4.500%	03/18/14	EUR 9,200,000	1,292,396	(139,058)	1,431,454
3-Month USD-LIBOR	RBS	Pay	4.000%	12/16/14	$100,000	5,035	2,138	2,897
6-Month EUR-LIBOR	BRC	Pay	3.000%	06/16/15	EUR 108,500,000	(664,556)	334,649	(999,205)
6-Month EUR-LIBOR	DUB	Pay	3.000%	06/16/15	25,500,000	(156,186)	(2,787)	(153,399)
6-Month EUR-LIBOR	GSC	Pay	3.000%	06/16/15	6,400,000	(39,200)	(3,911)	(35,289)
3-Month Canadian Bank Bill	RBC	Pay	5.800%	12/19/23	CAD 23,200,000	(90,713)	128,822	(219,535)
3-Month Canadian Bank Bill	RBS	Pay	5.700%	12/18/24	54,000,000	(428,972)	(36,710)	(392,262)

Total Interest Rate Swaps						$35,449,968	$2,418,581	$33,031,387

Total Swap Agreements						$54,393,456	$3,584,923	$50,808,533

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(l)	As of December 31, 2009, securities with total aggregate market values of $8,746,654, $12,626,630, and $1,170,905 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts, swap contracts and delayed delivery securities respectively. In addition, $1,430,000 in cash was segregated as collateral for delayed delivery securities.

(m)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$50,376,483	$50,376,483	$-	$-
	Preferred Stocks (1)	2,067,416	-	-	2,067,416
	Corporate Bonds & Notes	1,410,553,677	-	1,404,414,373	6,139,304
	Senior Loan Notes	33,312,821	-	33,312,821	-
	Mortgage-Backed Securities	1,507,062,525	-	1,506,084,274	978,251
	Asset-Backed Securities	47,057,170	-	47,057,170	-
	U.S. Government Agency Issues	52,187,882	-	52,187,882	-
	U.S. Treasury Obligations	406,468,076	-	406,468,076	-
	Foreign Government Bonds & Notes	340,917,648	-	340,917,648	-
	Municipal Bonds	137,572,710	-	137,572,710	-
	Short-Term Investments	1,028,447,694	-	1,028,447,694	-
	Securities Lending Collateral	352,710,823	-	352,710,823	-
	Investments in Other Financial Instruments (2)	89,690,256	14,017,921	75,672,335	-

		5,458,425,181	64,394,404	5,384,845,806	9,184,971

Liabilities	Securities Sold Short	(225,860,720)	-	(225,860,720)	-
	Investments in Other Financial Instruments (2)	(41,879,600)	(3,979,621)	(37,899,979)	-

	Total	$5,190,684,861	$60,414,783	$5,121,085,107	$9,184,971

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

								Change in Net
								Unrealized
					Total Change			Appreciation
					in Net			(Depreciation) on
	Value,	Net	Accrued	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning	Purchases	Discounts	Realized	Appreciation	In and/or	Value,	Held at the End of
	of Year	(Sales)	(Premiums)	Gains (Losses)	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Preferred Stocks (1)	$-	$1,297,500	$-	$-	$166,541	$603,375	$2,067,416	$166,541
Corporate Bonds & Notes	994,562	5,184,950	(16,266)	(15,050)	(8,892)	-	6,139,304	(8,892)
Mortgage-Backed Securities	1,629,058	(629,272)	1,098	10,618	(33,251)	-	978,251	(16,538)
Asset-Backed Securities	7,011,690	(7,425,921)	7,632	8,560	398,039	-	-	-
Investments in Other Financial Instruments (2)	7,307,164	(1,438,360)	-	1,163,926	(503,163)	(6,529,567)	-	-

	$16,942,474	($3,011,103)	($7,536)	$1,168,054	$19,274	($5,926,192)	$9,184,971	$141,111

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 101.7%

Certificates of Deposit - 13.6%

Bank of Montreal (Canada)
0.180% due 01/08/10	$26,000,000	$26,000,101
Bank of Tokyo-Mitsubishi UFJ Ltd NY
0.220% due 02/26/10	43,500,000	43,498,646
0.260% due 01/05/10	11,150,000	11,150,099
BNP Paribas NY
0.290% due 03/08/10	28,000,000	28,004,099
Calyon NY
0.180% due 01/08/10	20,000,000	20,000,000
0.380% due 03/04/10	29,000,000	29,008,476

		157,661,421

Commercial Paper - 69.8%

American Honda Finance Corp
0.132% due 02/08/10	5,875,000	5,874,194
0.140% due 03/02/10	20,798,000	20,793,147
Bank of Montreal (Canada)
0.190% due 03/16/10	20,000,000	19,992,189
Bank of Nova Scotia (Canada)
0.142% due 02/26/10	25,000,000	24,994,556
0.193% due 01/14/10	12,000,000	11,999,177
0.254% due 06/04/10	15,000,000	14,983,958
BNP Paribas Finance Inc
0.223% due 01/07/10	14,000,000	13,999,487
Dell Inc
0.230% due 03/04/10	9,500,000	9,496,237
0.254% due 03/23/10	11,500,000	11,493,531
E. ON AG (Germany)
0.203% due 02/16/10	14,500,000	14,496,294
Electricite de France SA (France)
0.140% due 01/04/10	22,250,000	22,249,740
ENI Finance USA Inc
0.180% due 02/11/10	40,000,000	39,991,800
FPL Group Capital Inc
0.140% due 01/04/10	10,000,000	9,999,883
GDF Suez (France)
0.190% due 02/02/10	19,150,000	19,146,766
0.193% due 02/01/10	29,000,000	28,995,255
Government of Canada (Canada)
0.310% due 01/12/10	11,500,000	11,498,911
0.330% due 05/25/10	11,000,000	10,985,480
0.340% due 05/25/10	14,500,000	14,480,280
0.430% due 03/31/10	19,250,000	19,229,536
John Deere Ltd (Canada)
0.130% due 01/13/10	20,000,000	19,999,133
0.132% due 01/13/10	20,500,000	20,499,112
Johnson & Johnson
0.274% due 08/06/10	15,500,000	15,474,774
0.274% due 08/09/10	24,250,000	24,209,987
JPMorgan Chase & Co
0.162% due 01/19/10	20,000,000	19,998,400
0.183% due 01/05/10	14,250,000	14,249,715
0.183% due 01/11/10	23,000,000	22,998,850
Massachusetts Mutual Life Insurance Co
0.220% due 01/14/10	24,000,000	23,998,093
Medtronic Inc
0.152% due 01/22/10	13,000,000	12,998,863
National Australia Funding DE Inc
0.188% due 03/09/10	25,000,000	24,991,392
Nestle Capital Corp
0.550% due 04/19/10	25,100,000	25,058,585
0.700% due 02/16/10	14,500,000	14,487,031
NetJets Inc
0.101% due 01/06/10	23,750,000	23,749,670
Philip Morris International Inc
0.172% due 01/19/10	19,000,000	18,998,385
0.274% due 03/25/10	9,000,000	8,994,398
0.305% due 03/25/10	24,250,000	24,233,227
Province of British Columbia (Canada)
0.200% due 03/17/10	14,250,000	14,244,063
Royal Bank of Canada (Canada)
0.132% due 03/30/10	30,000,000	29,990,467
0.254% due 06/21/10	18,180,000	18,158,411
Societe Generale North America Inc
0.203% due 02/11/10	10,000,000	9,997,722
0.210% due 01/11/10	7,250,000	7,249,577
0.223% due 03/15/10	10,600,000	10,595,271
0.233% due 01/28/10	24,500,000	24,495,774
The Coca-Cola Co
0.200% due 05/13/10	14,000,000	13,989,733
0.244% due 05/10/10	14,000,000	13,987,960
Total Capital Canada Ltd (Canada)
0.183% due 02/17/10	8,000,000	7,998,120
Toyota Motor Credit Corp
0.390% due 03/01/10	15,000,000	14,990,412
Washington Gas Light Co
0.130% due 01/05/10	2,250,000	2,249,968

		807,587,514

Corporate Notes - 8.5%

Berkshire Hathaway Finance Corp
4.125% due 01/15/10	20,697,000	20,727,328
ConocoPhillips
8.750% due 05/25/10	9,200,000	9,505,074
Procter & Gamble International Funding SCA
0.285% due 05/07/10 §	5,000,000	5,000,000
0.525% due 02/08/10 §	19,000,000	19,000,000
Toyota Motor Credit Corp
0.384% due 07/19/10 §	24,250,000	24,250,000
Wal-Mart Stores Inc
4.000% due 01/15/10	3,500,000	3,504,566
4.125% due 07/01/10	14,968,000	15,230,885
4.750% due 08/15/10	1,510,000	1,548,577

		98,766,430

U.S. Treasury Bills - 6.3%

0.445% due 06/03/10	29,250,000	29,186,601
0.490% due 07/29/10	19,500,000	19,444,528
0.518% due 07/01/10	24,250,000	24,186,904

		72,818,033

Repurchase Agreement - 3.5%

State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $40,133,022; collateralized by U.S. Treasury Bills: 0.000% due 02/11/10 and market value $40,940,000)	40,133,000	40,133,000

Total Short-Term Investments
(Amortized Cost $1,176,966,398)		1,176,966,398

TOTAL INVESTMENTS - 101.7%
(Amortized Cost $1,176,966,398)		1,176,966,398

OTHER ASSETS & LIABILITIES, NET - (1.7%)		(19,406,771)

NET ASSETS - 100.0%		$1,157,559,627

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	69.8%
Certificates of Deposit	13.6%
Corporate Notes	8.5%
U.S. Treasury Bills	6.3%
Repurchase Agreement	3.5%

101.7%
Other Assets & Liabilities, Net	(1.7%)

100.0%

(b)	As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	8.0%
A-1 (Short-Term Debt only)	81.0%
AA	5.8%
A	0.8%
Not Rated	4.4%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Short-Term Investments	$1,176,966,398	$-	$1,176,966,398	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments
December 31, 2009

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 35.9%

Consumer Discretionary - 1.9%

Comcast Corp
5.850% due 01/15/10 †	$8,250,000	$8,259,215
Cox Communications Inc
4.625% due 01/15/10	5,100,000	5,104,274
Reed Elsevier Capital Inc
4.625% due 06/15/12	8,525,000	8,866,631
Time Warner Inc
6.750% due 04/15/11 †	5,100,000	5,405,123

		27,635,243

Consumer Staples - 2.1%

Anheuser-Busch InBev Worldwide Inc
3.000% due 10/15/12 † ~ ж	5,010,000	5,036,803
7.200% due 01/15/14 ~	4,125,000	4,682,552
CVS Caremark Corp
1.756% due 09/10/10 §	4,525,000	4,564,720
General Mills Inc
6.000% due 02/15/12 †	5,350,000	5,779,150
The Kroger Co
6.750% due 04/15/12 †	2,275,000	2,486,086
Wal-Mart Stores Inc
3.200% due 05/15/14 †	7,500,000	7,645,372

		30,194,683

Energy - 0.9%

Enterprise Products Operating LLC
4.600% due 08/01/12 †	4,675,000	4,940,185
6.375% due 02/01/13 †	2,622,000	2,839,196
The Williams Cos Inc
6.375% due 10/01/10 ~	2,500,000	2,545,707
XTO Energy Inc
5.900% due 08/01/12 †	2,290,000	2,510,603

		12,835,691

Financials - 20.3%

African Development Bank (Multi-National)
1.750% due 10/01/12	13,900,000	13,818,782
American General Finance Corp
4.875% due 05/15/10 †	7,000,000	6,903,778
ANZ Capital Trust Inc
4.484% ± ~	7,125,000	7,125,356
Citigroup Inc
2.125% due 04/30/12	50,900,000	51,474,050
Dexia Credit Local (France)
2.375% due 09/23/11 ~	14,700,000	15,008,127
General Electric Capital Corp
2.000% due 09/28/12 †	7,400,000	7,414,474
2.625% due 12/28/12 †	26,000,000	26,497,666
GMAC Inc
1.750% due 10/30/12	26,600,000	26,444,922
Greater Bay Bancorp
5.125% due 04/15/10	2,900,000	2,936,120
Kreditanstalt fuer Wiederaufbau (Germany)
2.500% due 05/28/13	17,000,000	17,177,735
LeasePlan Corp NV (Netherlands)
3.000% due 05/07/12 † ~	7,000,000	7,171,472
Merrill Lynch & Co Inc
6.050% due 08/15/12 †	3,300,000	3,537,207
Morgan Stanley
5.050% due 01/21/11	8,250,000	8,558,971
Rabobank Nederland NV (Netherlands)
4.200% due 05/13/14 ~	4,325,000	4,480,051
Reinsurance Group of America Inc
6.750% due 12/15/11	3,281,000	3,493,353
Suncorp-Metway Ltd (Australia)
1.534% due 04/15/11 § ~	31,700,000	32,179,114
The Bear Stearns Cos Inc LLC
0.511% due 01/31/11 §	10,000,000	10,018,090
6.950% due 08/10/12 †	12,100,000	13,527,171
The Charles Schwab Corp
4.950% due 06/01/14 †	3,175,000	3,352,724
US Central Federal Credit Union
1.250% due 10/19/11 †	9,900,000	9,901,653
1.900% due 10/19/12 †	7,300,000	7,299,219
Wachovia Corp
5.500% due 05/01/13 †	4,550,000	4,837,287
Waddell & Reed Financial Inc
5.600% due 01/15/11	4,350,000	4,476,868
WEA Finance LLC
5.400% due 10/01/12 ~	2,125,000	2,255,607
Western Corporate Federal Credit Union
1.750% due 11/02/12	3,700,000	3,685,910

		293,575,707

Health Care - 1.5%

Express Scripts Inc
5.250% due 06/15/12	4,625,000	4,917,351
Merck & Co Inc
1.875% due 06/30/11 †	2,700,000	2,726,436
Roche Holdings Inc
5.000% due 03/01/14 † ~	6,175,000	6,612,455
UnitedHealth Group Inc
5.125% due 11/15/10 †	7,725,000	7,993,977

		22,250,219

Industrials - 0.7%

John Deere Capital Corp
5.400% due 04/07/10	10,250,000	10,386,868

Information Technology - 0.7%

Hewlett-Packard Co
2.250% due 05/27/11 †	9,400,000	9,536,761

Telecommunication Services - 6.0%

AT&T Inc
5.300% due 11/15/10 †	8,000,000	8,318,112
BellSouth Corp
4.950% due 04/26/21 ~	15,900,000	16,101,564
Deutsche Telekom International Finance BV (Netherlands)
8.500% due 06/15/10	7,800,000	8,061,612
France Telecom SA (France)
7.750% due 03/01/11	4,700,000	5,038,729
Rogers Communications Inc (Canada)
5.500% due 03/15/14	1,175,000	1,260,225
6.250% due 06/15/13	1,250,000	1,370,378
6.375% due 03/01/14 †	3,250,000	3,601,689
7.875% due 05/01/12	471,000	528,134
Telefonica Emisiones SAU (Spain)
5.855% due 02/04/13	4,400,000	4,757,412
Telefonica Europe BV (Netherlands)
7.750% due 09/15/10	2,600,000	2,720,349
Verizon Wireless Capital LLC
3.750% due 05/20/11 †	20,450,000	21,094,420
Vodafone Group PLC (United Kingdom)
5.350% due 02/27/12 †	12,350,000	13,183,254

		86,035,878

Utilities - 1.8%

Commonwealth Edison Co
4.740% due 08/15/10 †	4,425,000	4,520,018
Duke Energy Corp
6.300% due 02/01/14 †	6,018,000	6,623,483

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
FirstEnergy Corp
6.450% due 11/15/11	$120,000	$128,727
MidAmerican Energy Holdings Co
5.000% due 02/15/14 †	7,054,000	7,409,056
NiSource Finance Corp
7.875% due 11/15/10	50,000	52,429
Progress Energy Inc
6.050% due 03/15/14 †	3,448,000	3,778,243
The Southern Co
0.683% due 10/21/11 §	3,150,000	3,160,171

		25,672,127

Total Corporate Bonds & Notes
(Cost $508,913,007)		518,123,177

MORTGAGE-BACKED SECURITIES - 32.4%

Collateralized Mortgage Obligations - Commercial - 2.5%

Credit Suisse First Boston Mortgage Securities Corp
6.530% due 06/15/34 "	19,679,413	20,455,759
Credit Suisse First Boston Mortgage Securities Corp (IO)
1.692% due 05/15/38 " § ~ ж	12,009,790	87,378
JPMorgan Chase Commercial Mortgage Securities Corp
4.738% due 07/15/42 "	16,000,000	15,321,141
Prudential Commercial Mortgage Trust (IO)
1.457% due 02/11/36 " § ~ ж	25,183,414	405,060

		36,269,338

Collateralized Mortgage Obligations - Residential - 9.2%

Adjustable Rate Mortgage Trust
3.394% due 04/25/35 " §	718,986	603,015
Banc of America Mortgage Securities Inc
3.878% due 05/25/34 " §	447,203	335,687
Bear Stearns Adjustable Rate Mortgage Trust
3.634% due 04/25/34 " §	750,238	663,279
4.150% due 11/25/34 " §	2,334,732	2,200,092
Bear Stearns Alt-A Trust
0.581% due 01/25/35 " §	3,136,445	2,054,617
0.871% due 04/25/34 " §	898,561	679,699
Chase Mortgage Finance Corp
3.899% due 02/25/37 " §	6,287,564	5,813,943
4.055% due 02/25/37 " §	2,622,731	2,275,338
4.092% due 02/25/37 " §	1,089,475	973,739
4.348% due 02/25/37 " §	4,251,853	3,703,684
4.590% due 02/25/37 " §	3,247,915	2,952,889
Countrywide Home Loan Mortgage Pass-Through Trust
3.436% due 02/19/34 " §	2,991,147	2,623,938
3.619% due 11/20/34 " §	921,611	729,172
3.851% due 08/25/33 " §	40,348	32,635
Fannie Mae
1.071% due 04/25/48 " §	13,563,990	13,535,856
1.181% due 10/25/31 " §	3,751,796	3,790,576
5.000% due 08/25/19 - 1/25/25 "	24,450,649	25,835,040
First Horizon Asset Securities Inc
3.007% due 12/25/34 " §	313,966	277,612
Freddie Mac
0.000% due 05/15/36 - 03/15/37 " § ж	3,105,573	2,692,304
0.533% due 05/15/37 " §	13,495,581	13,293,798
7.000% due 09/15/30 "	2,338,530	2,506,644
Harborview Mortgage Loan Trust
0.573% due 06/20/35 " §	1,448,272	979,179
JPMorgan Mortgage Trust
3.965% due 07/25/35 " §	3,340,110	2,999,996
4.020% due 07/25/35 " §	3,399,633	3,037,957
4.067% due 07/25/35 " §	1,022,745	933,882
MASTR Adjustable Rate Mortgages Trust
0.611% due 11/25/34 " §	1,993	1,991
2.572% due 09/25/34 " §	925,944	662,538
Merrill Lynch Mortgage Investors Inc
3.785% due 07/25/33 " §	98,343	89,758
5.151% due 12/25/35 " §	5,582,000	3,177,300
Sequoia Mortgage Trust
0.921% due 11/20/34 " §	1,027,022	794,851
Structured Adjustable Rate Mortgage Loan Trust
0.571% due 08/25/35 " §	603,290	429,556
2.882% due 06/25/34 " §	4,442,086	3,664,688
2.963% due 05/25/34 " §	1,261,837	1,107,791
3.049% due 11/25/34 " §	2,479,007	2,010,396
3.142% due 05/25/34 " §	408,907	357,935
3.249% due 09/25/34 " §	548,457	449,665
3.531% due 07/25/33 " §	629,287	532,534
3.647% due 02/25/34 " §	78,547	61,625
3.748% due 03/25/34 " §	187,710	162,535
Washington Mutual Mortgage Pass-Through Certificates
0.521% due 07/25/45 " §	4,972,887	3,635,686
0.551% due 08/25/45 " §	3,175,155	2,221,073
1.384% due 11/25/46 " §	12,110,527	6,068,595
3.136% due 06/25/34 " §	1,454,559	1,341,692
4.821% due 09/25/35 " §	9,000,000	6,119,614
Washington Mutual MSC Mortgage Pass-Through Certificates
7.000% due 03/25/34 "	1,598,201	1,625,310
Wells Fargo Mortgage-Backed Securities Trust
3.560% due 10/25/35 " §	3,248,357	3,031,981

		133,071,685

Fannie Mae - 11.3%

2.616% due 04/01/34 " §	3,357,744	3,419,676
2.854% due 06/01/35 " §	2,865,945	2,931,298
2.902% due 12/01/33 " §	2,649,675	2,710,291
2.949% due 06/01/33 " §	2,742,301	2,835,047
3.098% due 11/01/35 " §	3,004,199	3,088,900
3.107% due 02/01/34 " §	4,180,004	4,245,038
3.111% due 10/01/34 " §	2,467,179	2,532,917
3.407% due 01/01/34 " §	6,965,924	7,159,038
3.466% due 07/01/35 " §	3,314,183	3,419,159
3.474% due 05/01/35 " §	6,753,673	6,944,339
3.546% due 02/01/33 " §	1,112,332	1,129,564
3.550% due 08/01/33 " §	4,914,433	5,083,751
3.611% due 01/01/35 " §	3,185,745	3,285,771
3.615% due 12/01/33 " §	3,152,582	3,231,227
3.651% due 05/01/35 " §	1,749,500	1,789,605
3.750% due 05/01/33 " §	59,878	61,921
4.000% due 11/01/13 "	4,290,074	4,395,105
4.028% due 05/01/33 " §	2,958,217	3,054,266
4.240% due 03/01/35 " §	1,752,761	1,792,318
4.463% due 02/01/33 " §	494,268	509,946
4.482% due 04/01/33 " §	918,854	948,018
4.500% due 11/01/18 - 02/01/24 "	1,327,251	1,371,173
4.552% due 04/01/35 " §	2,725,837	2,817,145
4.588% due 07/01/35 " §	8,497,848	8,663,454
4.733% due 08/01/35 " §	8,107,311	8,392,777
4.828% due 02/01/34 " §	2,187,138	2,260,013
4.920% due 07/01/35 " §	4,238,199	4,429,476
4.939% due 06/01/35 " §	4,424,631	4,606,293
5.000% due 07/01/19 - 07/01/20 "	22,106,318	23,266,114
5.500% due 04/01/11 - 06/01/20 "	27,063,680	28,829,672
6.000% due 01/01/18 - 01/01/39 "	7,135,645	7,649,499

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
6.500% due 05/01/33 "	$3,662,804	$3,951,822
7.000% due 05/01/33 - 06/01/33 "	1,506,747	1,652,164

		162,456,797

Freddie Mac - 7.6%

3.711% due 03/01/35 " §	2,021,431	2,086,144
3.903% due 08/01/35 " §	5,555,092	5,747,145
4.000% due 02/01/14 - 04/01/14 "	7,465,417	7,658,470
4.248% due 02/01/34 " §	5,460,489	5,647,789
4.357% due 02/01/35 " §	2,364,745	2,437,471
4.368% due 03/01/35 " §	1,717,646	1,770,101
4.500% due 04/01/18 - 08/01/20 "	2,594,252	2,701,299
4.889% due 09/01/35 " §	8,002,186	8,253,158
5.000% due 10/01/17 - 03/01/18 "	29,869,677	31,494,291
5.500% due 02/01/12 - 11/01/21 "	30,919,942	32,938,492
6.000% due 04/01/33 - 02/01/39 "	8,705,915	9,305,232

		110,039,592

Government National Mortgage Association - 1.8%

2.750% due 01/20/35 " §	5,275,011	5,366,545
3.250% due 07/20/34 " §	5,012,111	5,110,569
3.500% due 09/20/34 " §	2,527,077	2,576,433
5.500% due 07/15/20 "	2,392,001	2,547,288
6.000% due 01/15/22 " †	9,929,357	10,620,002

		26,220,837

Total Mortgage-Backed Securities
(Cost $479,077,746)		468,058,249

ASSET-BACKED SECURITIES - 6.4%

Bank of America Auto Trust
1.670% due 12/15/13 " ~ ж	14,000,000	13,974,457
1.700% due 12/15/11 " ~ ж	18,000,000	18,094,637
2.130% due 09/15/13 " ~ ж	12,000,000	12,119,617
Chase Issuance Trust
1.033% due 06/15/12 " §	15,000,000	15,042,846
4.960% due 09/17/12 "	17,000,000	17,516,061
Countrywide Home Equity Loan Trust
0.453% due 12/15/29 " §	497,267	258,658
0.453% due 04/15/30 " §	916,292	418,161
0.493% due 10/15/28 " §	594,817	435,928
0.493% due 06/15/29 " §	559,297	414,604
Ford Credit Auto Owner Trust
1.510% due 01/15/14 "	12,000,000	11,940,949
GMAC Mortgage Corp Loan Trust
7.000% due 09/25/37 "	2,370,936	1,158,533
HFC Home Equity Loan Asset-Backed Certificates
0.583% due 09/20/33 " §	2,032,959	1,814,074

Total Asset-Backed Securities
(Cost $95,096,101)		93,188,525

U.S. GOVERNMENT AGENCY ISSUES - 11.4%

Fannie Mae
2.000% due 03/02/11 †	15,800,000	15,844,967
4.680% due 06/15/11	25,700,000	27,069,964
Federal Home Loan Bank
3.750% due 09/09/11	21,900,000	22,890,734
Freddie Mac
2.000% due 02/25/11 †	24,000,000	24,046,272
2.050% due 03/09/11	53,000,000	53,141,086
2.125% due 03/16/11	21,500,000	21,561,748

Total U.S. Government Agency Issues
(Cost $163,227,073)		164,554,771

U.S. TREASURY OBLIGATIONS - 8.4%

U.S. Treasury Inflation Protected Securities - 7.0%

0.875% due 04/15/10 ^ †	34,916,742	35,077,673
1.875% due 07/15/13 ^ † ‡	16,124,626	17,002,660
2.000% due 01/15/16 ^ †	2,995,135	3,166,654
2.375% due 04/15/11 ^	2,178,180	2,245,227
3.500% due 01/15/11 ^	19,375,824	20,122,103
4.250% due 01/15/10 ^	23,898,210	23,956,092

		101,570,409

U.S. Treasury Notes - 1.4%

1.375% due 11/15/12	9,200,000	9,136,759
2.375% due 10/31/14	10,900,000	10,785,038

		19,921,797

Total U.S. Treasury Obligations
(Cost $120,873,560)		121,492,206

FOREIGN GOVERNMENT BONDS & NOTES - 0.6%

Societe Financement de l’Economie Francaise (France)
2.000% due 02/25/11 † ~	9,200,000	9,317,024

Total Foreign Government Bonds & Notes
(Cost $9,226,697)		9,317,024

SHORT-TERM INVESTMENTS - 4.8%

Repurchase Agreements - 4.8%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $67,090,037; collateralized by Federal Home Loan Bank: 2.000% due 12/24/12 and market value $68,434,350)	67,090,000	67,090,000
UBS Securities Inc 0.010% due 01/04/10 (Dated 12/31/09, repurchase price of $2,400,003; collateralized by Fannie Mae: 5.000% due 05/01/34 and market value $2,449,330)	2,400,000	2,400,000

		69,490,000

Total Short-Term Investments
(Cost $69,490,000)		69,490,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.9%
(Cost $1,445,904,184)		1,444,223,952

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.3%

Pacific Select Liquidating Trust Ω	105,643,718	$105,447,220
Pacific Select Sigma Liquidating Trust ¤ ж	6,391,795	271,715
State Street Navigator Securities Lending Trust-PSF Portfolio	612,751	612,751

Total Securities Lending Collateral
(Cost $103,911,881)		106,331,686

TOTAL INVESTMENTS - 107.2%
(Cost $1,549,816,065)		1,550,555,638

OTHER ASSETS & LIABILITIES, NET - (7.2%)		(104,179,202)

NET ASSETS - 100.0%		$1,446,376,436

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	35.9%
Mortgage-Backed Securities	32.4%
Short-Term Investments & Securities Lending Collateral	12.1%
U.S. Government Agency Issues	11.4%
U.S. Treasury Obligations	8.4%
Asset-Backed Securities	6.4%
Foreign Government Bonds & Notes	0.6%

107.2%
Other Assets	(7.2%)

100.0%

(b) As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	71.2%
A-1 (Short-Term Debt only)	4.8%
AA	2.8%
A	11.4%
BBB	7.2%
BB	1.0%
B	0.1%
Not Rated	1.5%

100.0%

(c) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d) Securities with a total aggregate market value of $271,715 or less than 0.1% of the net assets were in default as of December 31, 2009.

(e) 3.7% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f) Open futures contracts outstanding as of December 31, 2009 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
Eurodollar (03/10)	94	$94,000,000	$54,990
Eurodollar (06/10)	334	334,000,000	319,790
Eurodollar (09/11)	133	133,000,000	200,830
Eurodollar (12/11)	133	133,000,000	189,192
U.S. Treasury 2-Year Notes (03/10)	2,973	594,600,000	(3,416,733)

Short Futures Outstanding
U.S. Treasury 5-Year Notes (03/10)	1,068	106,800,000	1,892,392
U.S. Treasury 10-Year Notes (03/10)	258	25,800,000	1,145,854
U.S. Treasury 30-Year Bonds (03/10)	136	13,600,000	147,620

			$533,935

(g) As of December 31, 2009, securities with a total aggregate market value of $1,898,015 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(h) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$518,123,177	$-	$518,123,177	$-
	Mortgage-Backed Securities	468,058,249	-	468,058,249	-
	Asset-Backed Securities	93,188,525	-	93,188,525	-
	U.S. Government Agency Issues	164,554,771	-	164,554,771	-
	U.S. Treasury Obligations	121,492,206	-	121,492,206	-
	Foreign Government Bonds & Notes	9,317,024	-	9,317,024	-
	Short-Term Investments	69,490,000	-	69,490,000	-
	Securities Lending Collateral	106,331,686	-	106,331,686	-
	Investments in Other Financial Instruments (1)	3,950,668	3,950,668	-	-

		1,554,506,306	3,950,668	1,550,555,638	-

Liabilities	Investments in Other Financial Instruments (1)	(3,416,733)	(3,416,733)	-	-

Total		$1,551,089,573	$533,935	$1,550,555,638	$-

(1) Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth Fund - Class 1	19,984,418	$928,276,204

TOTAL INVESTMENTS - 100.0%
(Cost $1,151,248,020)		928,276,204

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(418,100)

NET ASSETS - 100.0%		$927,858,104

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth-Income Fund - Class 1	47,720,439	$1,496,990,165

TOTAL INVESTMENTS - 100.0%
(Cost $1,858,587,371)		1,496,990,165

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(641,653)

NET ASSETS - 100.0%		$1,496,348,512

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the Portfolios’ holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolios’ assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
American Funds Growth Portfolio
Assets	Mutual Fund	$928,276,204	$928,276,204	$-	$-

American Funds Growth-Income Portfolio
Assets	Mutual Fund	$1,496,990,165	$1,496,990,165	$-	$-

American Funds Growth and American Funds Growth-Income Portfolios (each a “Feeder Portfolio”, collectively “the Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth and Growth-Income Funds of the American Funds Insurance Series, respectively, (each a “Master Fund”, collectively “the Master Funds”) (See Note 1 to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.2%

Financials - 0.2%

Bank of America Corp 10.000% *	332,000	$4,953,440

Total Convertible Preferred Stocks
(Cost $4,980,000)		4,953,440

COMMON STOCKS - 95.6%

Consumer Discretionary - 16.6%

Comcast Corp ‘A’	5,065,804	85,409,456
J.C. Penney Co Inc †	461,500	12,280,515
Lowe’s Cos Inc †	874,200	20,447,538
Macy’s Inc †	815,040	13,660,070
News Corp ‘B’ †	2,152,300	34,264,616
Target Corp †	165,400	8,000,398
The DIRECTV Group Inc ‘A’ * †	706,578	23,564,376
The Home Depot Inc †	770,000	22,276,100
Time Warner Cable Inc †	558,263	23,106,506
Time Warner Inc †	1,017,666	29,654,787
Viacom Inc ‘B’ * †	2,601,600	77,345,568

		350,009,930

Consumer Staples - 11.9%

Altria Group Inc †	906,500	17,794,595
Cadbury PLC ADR (United Kingdom)	207,776	10,677,609
CVS Caremark Corp	769,300	24,779,153
Dr Pepper Snapple Group Inc †	332,332	9,404,996
Kraft Foods Inc ‘A’ †	1,509,979	41,041,229
Mead Johnson Nutrition Co ‘A’	70,855	3,096,363
Philip Morris International Inc	468,400	22,572,196
The Coca-Cola Co †	479,900	27,354,300
The Procter & Gamble Co	140,000	8,488,200
Unilever NV ‘NY’ (Netherlands)	1,191,400	38,517,962
Wal-Mart Stores Inc	873,400	46,683,230

		250,409,833

Energy - 7.5%

BP PLC ADR (United Kingdom)	276,500	16,028,705
Chevron Corp	476,200	36,662,638
ConocoPhillips	546,900	27,930,183
Halliburton Co †	1,146,300	34,492,167
Royal Dutch Shell PLC ADR (United Kingdom)	277,900	16,704,569
Smith International Inc †	328,042	8,912,901
Total SA ADR (France)	278,000	17,803,120

		158,534,283

Financials - 22.3%

Aflac Inc †	217,600	10,064,000
Bank of America Corp †	2,599,913	39,154,690
Berkshire Hathaway Inc ‘B’ *	5,323	17,491,378
Citigroup Inc †	4,225,100	13,985,081
JPMorgan Chase & Co	1,552,000	64,671,840
MetLife Inc †	736,400	26,031,740
State Street Corp	191,600	8,342,264
The Bank of New York Mellon Corp †	1,512,154	42,294,948
The Chubb Corp †	2,213,840	108,876,651
The Goldman Sachs Group Inc	98,300	16,596,972
The PNC Financial Services Group Inc †	484,400	25,571,476
The Travelers Cos Inc	915,900	45,666,774
Torchmark Corp †	354,300	15,571,485
U.S. Bancorp †	631,900	14,224,069
Wells Fargo & Co	801,800	21,640,582

		470,183,950

Health Care - 14.6%

Abbott Laboratories	298,600	16,121,414
Boston Scientific Corp *	2,396,700	21,570,300
Bristol-Myers Squibb Co †	1,887,963	47,671,066
Cardinal Health Inc †	1,135,100	36,595,624
Eli Lilly & Co †	678,300	24,222,093
GlaxoSmithKline PLC ADR † (United Kingdom)	248,800	10,511,800
Merck & Co Inc	1,147,459	41,928,152
Pfizer Inc †	3,309,429	60,198,513
Roche Holding AG ADR (Switzerland)	397,600	16,778,720
UnitedHealth Group Inc	539,400	16,440,912
WellPoint Inc *	267,200	15,575,088

		307,613,682

Industrials - 3.1%

Emerson Electric Co †	297,300	12,664,980
General Electric Co	1,740,802	26,338,334
Honeywell International Inc	248,200	9,729,440
Ingersoll-Rand PLC † (Ireland)	455,000	16,261,700

		64,994,454

Information Technology - 10.4%

Accenture PLC ‘A’ (Ireland)	274,200	11,379,300
Cisco Systems Inc *	1,091,900	26,140,086
Cognex Corp †	50,300	891,316
Dell Inc * †	1,338,256	19,217,356
eBay Inc * †	2,481,600	58,416,864
Flextronics International Ltd * (Singapore)	132,000	964,920
Hewlett-Packard Co	559,900	28,840,449
Intel Corp	1,482,600	30,245,040
KLA-Tencor Corp †	388,600	14,051,776
Microsoft Corp	258,400	7,878,616
The Western Union Co †	291,600	5,496,660
Yahoo! Inc * †	952,100	15,976,238

		219,498,621

Materials - 4.8%

Alcoa Inc †	1,591,600	25,656,592
E.I. du Pont de Nemours & Co †	397,067	13,369,246
International Paper Co †	2,313,778	61,962,975

		100,988,813

Telecommunication Services - 4.1%

AT&T Inc	1,035,200	29,016,656
Verizon Communications Inc	1,277,700	42,330,201
Vodafone Group PLC ADR † (United Kingdom)	614,900	14,198,041

		85,544,898

Utilities - 0.3%

Sempra Energy †	130,300	7,294,194

Total Common Stocks
(Cost $1,933,477,585)		2,015,072,658

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 4.1%

Repurchase Agreement - 4.1%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $86,490,048; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $88,220,000)	$86,490,000	$86,490,000

Total Short-Term Investment
(Cost $86,490,000)		86,490,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.9%
(Cost $2,024,947,585)		2,106,516,098

	Shares
SECURITIES LENDING COLLATERAL - 2.8%

Pacific Select Liquidating Trust Ω	18,771,842	18,736,926
Pacific Select Sigma Liquidating Trust ¤ ж	1,348,734	57,334
State Street Navigator Securities Lending Trust-PSF Portfolio	40,310,645	40,310,645

Total Securities Lending Collateral
(Cost $58,665,900)		59,104,905

TOTAL INVESTMENTS - 102.7%
(Cost $2,083,613,485)		2,165,621,003

OTHER ASSETS & LIABILITIES, NET - (2.7%)		(57,904,536)

NET ASSETS - 100.0%		$2,107,716,467

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.5%
Consumer Discretionary	16.6%
Health Care	14.6%
Consumer Staples	11.9%
Information Technology	10.4%
Energy	7.5%
Short-Term Investment & Securities Lending Collateral	6.9%
Materials	4.8%
Telecommunication Services	4.1%
Industrials	3.1%
Utilities	0.3%

102.7%
Other Assets & Liabilities, Net	(2.7%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $57,334 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d) Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$4,953,440	$4,953,440	$-	$-
	Common Stocks (1)	2,015,072,658	2,015,072,658	-	-
	Short-Term Investment	86,490,000	-	86,490,000	-
	Securities Lending Collateral	59,104,905	-	59,104,905	-

	Total	$2,165,621,003	$2,020,026,098	$145,594,905	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 99.7%

Consumer Discretionary - 9.8%

Carnival Corp * † (Panama)	101,800	$3,226,042
CBS Corp ‘B’ †	122,000	1,714,100
Coach Inc	60,800	2,221,024
Gannett Co Inc †	420,300	6,241,455
Hanesbrands Inc * †	20,312	489,722
Lowe’s Cos Inc †	156,100	3,651,179
Scripps Networks Interactive Inc ‘A’ †	65,500	2,718,250
Strayer Education Inc †	23,200	4,929,768
Target Corp	152,800	7,390,936
The Home Depot Inc	141,300	4,087,809
Time Warner Cable Inc †	84,569	3,500,311
Urban Outfitters Inc * †	133,000	4,653,670
Viacom Inc ‘B’ *	76,900	2,286,237

		47,110,503

Consumer Staples - 12.0%

Alberto-Culver Co †	91,200	2,671,248
Colgate-Palmolive Co †	57,800	4,748,270
Costco Wholesale Corp †	41,200	2,437,804
General Mills Inc	106,100	7,512,941
Kraft Foods Inc ‘A’ †	227,856	6,193,126
PepsiCo Inc	138,000	8,390,400
Philip Morris International Inc	203,400	9,801,846
The Coca-Cola Co	74,600	4,252,200
The Procter & Gamble Co	117,900	7,148,277
Wal-Mart Stores Inc	90,700	4,847,915

		58,004,027

Energy - 11.6%

Cenovus Energy Inc (Canada)	179,200	4,515,840
Chevron Corp	209,190	16,105,538
Diamond Offshore Drilling Inc †	23,600	2,322,712
Pioneer Natural Resources Co †	135,800	6,541,486
Royal Dutch Shell PLC ADR (United Kingdom)	265,200	15,941,172
Schlumberger Ltd (Netherlands)	55,200	3,592,968
Transocean Ltd * (Switzerland)	30,600	2,533,680
Weatherford International Ltd * † (Switzerland)	251,300	4,500,783

		56,054,179

Financials - 14.3%

Aon Corp	71,200	2,729,808
Berkshire Hathaway Inc ‘A’ *	25	2,480,000
BlackRock Inc †	11,800	2,739,960
CME Group Inc	8,900	2,989,955
JPMorgan Chase & Co	250,624	10,443,502
Plum Creek Timber Co Inc REIT †	60,100	2,269,376
RenaissanceRe Holdings Ltd (Bermuda)	58,300	3,098,645
State Street Corp	47,200	2,055,088
The Allstate Corp	165,700	4,977,628
The Bank of New York Mellon Corp †	88,700	2,480,939
The Charles Schwab Corp †	168,100	3,163,642
The Goldman Sachs Group Inc	127,600	21,543,985
The Progressive Corp * †	200,200	3,601,598
Ventas Inc REIT †	95,000	4,155,300

		68,729,426

Health Care - 15.4%

Allergan Inc	151,580	9,551,056
Baxter International Inc	96,000	5,633,280
Celgene Corp * †	218,900	12,188,352
Cerner Corp * †	94,400	7,782,336
DaVita Inc *	127,400	7,483,476
Johnson & Johnson	97,000	6,247,770
Medtronic Inc	101,700	4,472,766
Merck & Co Inc	239,721	8,759,405
Mettler-Toledo International Inc *	25,800	2,708,742
Shire PLC ADR (United Kingdom)	159,900	9,386,130

		74,213,313

Industrials - 8.4%

Cummins Inc †	80,900	3,710,074
Danaher Corp †	43,300	3,256,160
Emerson Electric Co †	58,500	2,492,100
FedEx Corp †	83,300	6,951,385
First Solar Inc * †	20,900	2,829,860
General Electric Co	151,800	2,296,734
Illinois Tool Works Inc †	60,000	2,879,400
Iron Mountain Inc * †	117,300	2,669,748
Jacobs Engineering Group Inc * †	45,800	1,722,538
Monster Worldwide Inc * †	92,600	1,611,240
Norfolk Southern Corp †	119,600	6,269,432
Parker-Hannifin Corp	66,500	3,583,020

		40,271,691

Information Technology - 18.2%

Adobe Systems Inc * †	111,200	4,089,936
Agilent Technologies Inc * †	150,200	4,666,714
Apple Inc *	61,700	13,010,062
Cisco Systems Inc *	155,600	3,725,064
Google Inc ‘A’ *	18,000	11,159,640
Jabil Circuit Inc †	449,500	7,807,815
Juniper Networks Inc * †	211,400	5,638,038
Maxim Integrated Products Inc †	190,600	3,869,180
NetApp Inc * †	298,600	10,268,854
Oracle Corp	247,800	6,081,012
Paychex Inc †	28,600	876,304
QUALCOMM Inc	117,400	5,430,924
Research In Motion Ltd (NASDAQ) * (Canada)	24,400	1,647,976
Visa Inc ‘A’ †	94,300	8,247,478
Yahoo! Inc * †	89,000	1,493,420

		88,012,417

Materials - 4.7%

Air Products & Chemicals Inc	28,200	2,285,892
Allegheny Technologies Inc †	97,600	4,369,552
Barrick Gold Corp (Canada)	68,800	2,709,344
Cliffs Natural Resources Inc †	45,700	2,106,313
Monsanto Co	34,300	2,804,025
Nucor Corp †	58,400	2,724,360
Potash Corp of Saskatchewan Inc (NYSE) (Canada)	28,000	3,038,000
Vulcan Materials Co †	48,500	2,554,495

		22,591,981

Telecommunication Services - 3.6%

American Tower Corp ‘A’ *	344,800	14,898,808
tw telecom Inc * †	144,285	2,473,044

		17,371,852

Utilities - 1.7%

American Water Works Co Inc †	123,600	2,769,876
Edison International	61,400	2,135,492
Exelon Corp	28,100	1,373,247
Sempra Energy †	37,500	2,099,250

		8,377,865

Total Common Stocks
(Cost $424,406,376)		480,737,254

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $4,786,003; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $4,885,000)	$4,786,000	$4,786,000

Total Short-Term Investment
(Cost $4,786,000)		4,786,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.7%
(Cost $429,192,376)		485,523,254

	Shares
SECURITIES LENDING COLLATERAL - 4.6%

Pacific Select Liquidating Trust Ω	13,376,650	13,351,769
Pacific Select Sigma Liquidating Trust ¤ ж	2,434,696	103,499
State Street Navigator Securities Lending Trust-PSF Portfolio	8,480,309	8,480,309

Total Securities Lending Collateral
(Cost $21,560,265)		21,935,577

TOTAL INVESTMENTS - 105.3%
(Cost $450,752,641)		507,458,831

OTHER ASSETS & LIABILITIES, NET - (5.3%)		(25,529,072)

NET ASSETS - 100.0%		$481,929,759

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.2%
Health Care	15.4%
Financials	14.3%
Consumer Staples	12.0%
Energy	11.6%
Consumer Discretionary	9.8%
Industrials	8.4%
Short-Term Investment & Securities Lending Collateral	5.6%
Materials	4.7%
Telecommunication Services	3.6%
Utilities	1.7%

105.3%
Other Assets & Liabilities, Net	(5.3%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $103,499 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d) 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$480,737,254	$480,737,254	$-	$-
	Short-Term Investment	4,786,000	-	4,786,000	-
	Securities Lending Collateral	21,935,577	-	21,935,577	-

	Total	$507,458,831	$480,737,254	$26,721,577	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 99.2%

Consumer Discretionary - 10.7%

Coach Inc †	41,900	$1,530,607
Lowe’s Cos Inc †	93,000	2,175,270
Omnicom Group Inc †	19,900	779,085
Scripps Networks Interactive Inc ‘A’ †	18,300	759,450
Strayer Education Inc †	7,100	1,508,679
Target Corp	92,060	4,452,942
Time Warner Cable Inc †	20,904	865,217
Time Warner Inc †	23,703	690,705
Urban Outfitters Inc * †	17,900	626,321
Viacom Inc ‘B’ * †	76,800	2,283,264

		15,671,540

Consumer Staples - 11.2%

Alberto-Culver Co †	27,800	814,262
Avon Products Inc †	32,600	1,026,900
Colgate-Palmolive Co	12,500	1,026,875
Costco Wholesale Corp	30,000	1,775,100
Energizer Holdings Inc * †	9,800	600,544
PepsiCo Inc	77,800	4,730,240
Philip Morris International Inc	40,900	1,970,971
The Procter & Gamble Co	24,400	1,479,372
Wal-Mart Stores Inc	54,900	2,934,405

		16,358,669

Energy - 4.2%

Baker Hughes Inc †	9,100	368,368
Diamond Offshore Drilling Inc †	3,100	305,102
Marathon Oil Corp	11,500	359,030
Schlumberger Ltd † (Netherlands)	60,600	3,944,454
Transocean Ltd * (Switzerland)	9,900	819,720
Weatherford International Ltd * † (Switzerland)	23,600	422,676

		6,219,350

Financials - 8.0%

Berkshire Hathaway Inc ‘A’ *	7	694,400
CME Group Inc	1,200	403,140
Hudson City Bancorp Inc †	63,400	870,482
JPMorgan Chase & Co	50,700	2,112,669
RenaissanceRe Holdings Ltd (Bermuda)	8,300	441,145
The Charles Schwab Corp †	102,700	1,932,814
The Goldman Sachs Group Inc	22,200	3,748,248
The Progressive Corp * †	81,200	1,460,788

		11,663,686

Health Care - 19.9%

Aetna Inc †	23,400	741,780
Allergan Inc	31,700	1,997,417
Baxter International Inc	66,100	3,878,748
Celgene Corp * †	81,700	4,549,056
Cerner Corp * †	85,500	7,048,620
DaVita Inc *	50,500	2,966,370
Medtronic Inc	53,400	2,348,532
Merck & Co Inc	16,700	610,218
Shire PLC ADR (United Kingdom)	45,000	2,641,500
Teva Pharmaceutical Industries Ltd ADR (Israel)	23,436	1,316,635
UnitedHealth Group Inc	35,600	1,085,088

		29,183,964

Industrials - 8.0%

Cummins Inc	7,700	353,122
Danaher Corp †	21,800	1,639,360
Emerson Electric Co †	18,200	775,320
FedEx Corp	21,000	1,752,450
First Solar Inc * †	24,400	3,303,760
Illinois Tool Works Inc †	26,300	1,262,137
Iron Mountain Inc * †	34,600	787,496
Jacobs Engineering Group Inc * †	9,400	353,534
Monster Worldwide Inc * †	35,200	612,480
W.W. Grainger Inc †	8,700	842,421

		11,682,080

Information Technology - 28.7%

Adobe Systems Inc *	76,600	2,817,348
Apple Inc *	22,300	4,702,178
Broadcom Corp ‘A’ * †	51,300	1,613,385
Cisco Systems Inc *	160,630	3,845,482
eBay Inc *	36,000	847,440
Google Inc ‘A’ *	13,070	8,103,139
International Business Machines Corp †	6,600	863,940
Jabil Circuit Inc †	25,600	444,672
Juniper Networks Inc * †	113,000	3,013,710
Maxim Integrated Products Inc †	35,700	724,710
NetApp Inc * †	43,000	1,478,770
Nintendo Co Ltd ADR (Japan)	33,700	997,297
Oracle Corp	91,700	2,250,318
Paychex Inc †	56,700	1,737,288
QUALCOMM Inc	89,760	4,152,298
Research In Motion Ltd (NASDAQ) * (Canada)	22,700	1,533,158
Visa Inc ‘A’ †	33,900	2,964,894

		42,090,027

Materials - 6.5%

Allegheny Technologies Inc †	57,700	2,583,229
Cliffs Natural Resources Inc †	25,700	1,184,513
Ecolab Inc †	20,600	918,348
Monsanto Co	35,000	2,861,250
Vulcan Materials Co †	36,800	1,938,256

		9,485,596

Telecommunication Services - 2.0%

American Tower Corp ‘A’ *	69,700	3,011,737

Total Common Stocks
(Cost $126,165,181)		145,366,649

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $2,113,001; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $2,160,000)	$2,113,000	2,113,000

Total Short-Term Investment
(Cost $2,113,000)		2,113,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.6%
(Cost $128,278,181)		147,479,649

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.2%

Pacific Select Liquidating Trust Ω	7,992,991	$7,978,124
Pacific Select Sigma Liquidating Trust ¤ ж	516,583	21,960
State Street Navigator Securities Lending Trust-PSF Portfolio	6,886,810	6,886,810

Total Securities Lending Collateral
(Cost $14,702,413)		14,886,894

TOTAL INVESTMENTS - 110.8%
(Cost $142,980,594)		162,366,543

OTHER ASSETS & LIABILITIES, NET - (10.8%)		(15,837,204)

NET ASSETS - 100.0%		$146,529,339

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	28.7%
Health Care	19.9%
Short-Term Investment & Securities Lending Collateral	11.6%
Consumer Staples	11.2%
Consumer Discretionary	10.7%
Financials	8.0%
Industrials	8.0%
Materials	6.5%
Energy	4.2%
Telecommunication Services	2.0%

110.8%
Other Assets & Liabilities, Net	(10.8%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $21,960 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d) Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$15,671,540	$15,671,540	$-	$-
	Consumer Staples	16,358,669	16,358,669	-	-
	Energy	6,219,350	6,219,350	-	-
	Financials	11,663,686	11,663,686	-	-
	Health Care	29,183,964	29,183,964	-	-
	Industrials	11,682,080	11,682,080	-	-
	Information Technology	42,090,027	41,092,730	997,297	-
	Materials	9,485,596	9,485,596	-	-
	Telecommunication Services	3,011,737	3,011,737	-	-

		145,366,649	144,369,352	997,297	-

	Short-Term Investment	2,113,000	-	2,113,000	-
	Securities Lending Collateral	14,886,894	-	14,886,894	-

	Total	$162,366,543	$144,369,352	$17,997,191	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

Change in Net
Unrealized
				Total Change			Appreciation
				in Net			(Depreciation) on
	Value,	Net	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning	Purchases	Realized	Appreciation	In and/or	Value,	Held at the End of
	of Year	(Sales)	Losses	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Common Stocks	$1,760	$-	($1,760)	$-	$-	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 99.5%

Consumer Discretionary - 9.6%

Amazon.com Inc * †	125,840	$16,927,997
Comcast Corp ‘A’	1,079,032	18,192,480
McDonald’s Corp	407,800	25,463,032
The Home Depot Inc †	642,450	18,586,078
The Walt Disney Co †	732,806	23,632,993
Other Securities		257,552,751

		360,355,331

Consumer Staples - 11.3%

Altria Group Inc †	783,052	15,371,311
Colgate-Palmolive Co †	187,800	15,427,770
CVS Caremark Corp	533,288	17,177,206
Kraft Foods Inc ‘A’	562,559	15,290,354
PepsiCo Inc	592,780	36,041,024
Philip Morris International Inc	719,952	34,694,487
The Coca-Cola Co	875,700	49,914,900
The Procter & Gamble Co	1,104,279	66,952,436
Wal-Mart Stores Inc	806,500	43,107,425
Other Securities		132,519,134

		426,496,047

Energy - 11.4%

Chevron Corp	758,134	58,368,737
ConocoPhillips	560,839	28,642,048
Exxon Mobil Corp †	1,796,878	122,529,111
Occidental Petroleum Corp	306,900	24,966,315
Schlumberger Ltd (Netherlands)	453,900	29,544,351
Other Securities		166,657,311

		430,707,873

Financials - 14.3%

American Express Co	452,500	18,335,300
Bank of America Corp	3,755,640	56,559,938
Citigroup Inc †	7,369,619	24,393,439
JPMorgan Chase & Co	1,489,450	62,065,381
Morgan Stanley	509,303	15,075,369
The Goldman Sachs Group Inc	194,250	32,797,170
U.S. Bancorp	729,199	16,414,269
Wells Fargo & Co	1,931,634	52,134,802
Other Securities		262,368,388

		540,144,056

Health Care - 12.6%

Abbott Laboratories	584,700	31,567,953
Amgen Inc *	382,440	21,634,631
Bristol-Myers Squibb Co	649,800	16,407,450
Johnson & Johnson	1,042,722	67,161,724
Medtronic Inc	418,400	18,401,232
Merck & Co Inc	1,154,160	42,173,006
Pfizer Inc	3,049,935	55,478,318
Other Securities		221,543,199

		474,367,513

Industrials - 10.2%

3M Co †	267,600	22,122,492
General Electric Co	4,026,200	60,916,406
United Parcel Service Inc ‘B’	375,300	21,530,961
United Technologies Corp	354,500	24,605,845
Other Securities		257,503,904

		386,679,608

Information Technology - 19.7%

Apple Inc *	340,500	71,797,830
Cisco Systems Inc *	2,174,216	52,050,731
Google Inc ‘A’ *	91,080	56,467,778
Hewlett-Packard Co	896,073	46,156,720
Intel Corp	2,086,920	42,573,168
International Business Machines Corp †	496,581	65,002,453
Microsoft Corp	2,919,572	89,017,750
Oracle Corp	1,477,736	36,263,641
QUALCOMM Inc	631,100	29,194,686
Other Securities		255,172,023

		743,696,780

Materials - 3.6%

Monsanto Co	205,998	16,840,336
Other Securities		117,240,524

		134,080,860

Telecommunication Services - 3.1%

AT&T Inc	2,230,179	62,511,918
Verizon Communications Inc	1,073,754	35,573,470
Other Securities		20,129,795

		118,215,183

Utilities - 3.7%

Other Securities		137,949,228

Total Common Stocks
(Cost $3,657,701,784)		3,752,692,479

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $17,498,010; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $17,850,000)	$17,498,000	17,498,000

Total Short-Term Investment
(Cost $17,498,000)		17,498,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.9%
(Cost $3,675,199,784)		3,770,190,479

	Shares
SECURITIES LENDING COLLATERAL - 1.9%

Pacific Select Liquidating Trust Ω	40,067,985	39,993,459
Pacific Select Sigma Liquidating Trust ¤ ж	3,027,857	128,714
State Street Navigator Securities Lending Trust-PSF Portfolio	30,967,200	30,967,200

Total Securities Lending Collateral
(Cost $70,146,009)		71,089,373

TOTAL INVESTMENTS - 101.8%
(Cost $3,745,345,793)		3,841,279,852

OTHER ASSETS & LIABILITIES, NET - (1.8%)		(68,527,959)

NET ASSETS - 100.0%		$3,772,751,893

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	19.7%
Financials	14.3%
Health Care	12.6%
Energy	11.4%
Consumer Staples	11.3%
Industrials	10.2%
Consumer Discretionary	9.6%
Utilities	3.7%
Materials	3.6%
Telecommunication Services	3.1%
Short-Term Investment & Securities Lending Collateral	2.3%

101.8%
Other Assets & Liabilities, Net	(1.8%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $128,714 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e) Open futures contracts outstanding as of December 31, 2009 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 (03/10)	74	$20,365,285	$182,665

(f) As of December 31, 2009, $2,214,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(g) Other Securities represent securities not identified as a top-fifty holding in terms of market value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2009.

(h) A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(i) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$3,752,692,479	$3,752,692,479	$-	$-
	Short-Term Investment	17,498,000	-	17,498,000	-
	Securities Lending Collateral	71,089,373	-	71,089,373	-
	Investments in Other Financial Instruments (2)	182,665	182,665	-	-

	Total	$3,841,462,517	$3,752,875,144	$88,587,373	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

Change in Net
Unrealized
				Total Change			Appreciation
				in Net			(Depreciation) on
	Value,	Net	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning	Purchases	Realized	Appreciation	In and/or	Value,	Held at the End of
	of Year	(Sales)	Losses	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Common Stocks (1)	$4,780	$-	($4,780)	$-	$-	$-	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.
(2) Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.5%

Financials - 1.5%

Bank of America Corp 10.000% *	189,900	$2,833,308

Total Convertible Preferred Stocks
(Cost $2,848,500)		2,833,308

PREFERRED STOCKS - 1.1%

Energy - 1.1%

Petroleo Brasileiro SA ADR (Brazil)	49,689	2,106,317

Total Preferred Stocks
(Cost $1,903,022)		2,106,317

COMMON STOCKS - 95.2%

Consumer Discretionary - 3.6%

Focus Media Holding Ltd ADR * (Cayman)	102,615	1,626,448
Kohl’s Corp * †	20,825	1,123,092
News Corp ‘A’ †	268,295	3,672,959

		6,422,499

Consumer Staples - 13.3%

Anheuser-Busch InBev NV + (Belgium)	118,674	6,143,414
Colgate-Palmolive Co	23,160	1,902,594
CVS Caremark Corp	148,837	4,794,040
Davide Campari-Milano SPA + (Italy)	435,300	4,547,555
Mead Johnson Nutrition Co ‘A’	118,975	5,199,207
Reckitt Benckiser Group PLC + (United Kingdom)	27,607	1,494,371

		24,081,181

Energy - 1.5%

Petroleo Brasileiro SA ADR † (Brazil)	56,620	2,699,642

Financials - 13.9%

ACE Ltd * (Switzerland)	51,335	2,587,284
Bank of America Corp †	290,144	4,369,569
CapitalSource Inc †	1,117,887	4,438,012
CME Group Inc †	8,275	2,779,986
Hang Lung Properties Ltd + (Hong Kong)	356,000	1,395,645
JPMorgan Chase & Co	79,330	3,305,681
MarketAxess Holdings Inc †	55,610	772,979
Standard Chartered PLC + (United Kingdom)	120,462	3,041,174
The Goldman Sachs Group Inc	14,575	2,460,843

		25,151,173

Health Care - 12.5%

Celgene Corp * †	209,170	11,646,586
Gilead Sciences Inc *	161,934	7,008,503
Intuitive Surgical Inc * †	8,231	2,496,627
Vertex Pharmaceuticals Inc * †	33,510	1,435,903

		22,587,619

Industrials - 2.6%

CoStar Group Inc * †	72,894	3,044,783
United Parcel Service Inc ‘B’ †	29,690	1,703,315

		4,748,098

Information Technology - 37.3%

Amphenol Corp ‘A’ †	24,692	1,140,276
AOL Inc * †	168,650	3,926,172
Apple Inc *	58,351	12,303,892
Cisco Systems Inc *	248,640	5,952,441
Corning Inc	373,570	7,213,637
Equinix Inc * †	38,680	4,105,882
Google Inc ‘A’ * †	8,040	4,984,639
Oracle Corp	169,990	4,171,555
QUALCOMM Inc	66,480	3,075,365
Research In Motion Ltd (NASDAQ) * † (Canada)	87,783	5,928,864
Trimble Navigation Ltd * †	121,340	3,057,768
VistaPrint NV * † (Netherlands)	206,220	11,684,425

		67,544,916

Materials - 3.8%

Israel Chemicals Ltd + (Israel)	146,330	1,921,472
Monsanto Co	32,290	2,639,707
Vale SA ADR † (Brazil)	79,540	2,309,046

		6,870,225

Telecommunication Services - 6.7%

America Movil SAB de CV ‘L’ ADR (Mexico)	29,835	1,401,648
Crown Castle International Corp * †	206,135	8,047,510
tw telecom Inc * †	153,070	2,623,620

		12,072,778

Total Common Stocks
(Cost $161,085,202)		172,178,131

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $5,011,003; collateralized by U.S. Treasury Bills: 0.000% due 01/14/10 - 02/11/10 and market value $5,115,000)	$5,011,000	5,011,000

Total Short-Term Investment
(Cost $5,011,000)		5,011,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.6%
(Cost $170,847,724)		182,128,756

	Shares
SECURITIES LENDING COLLATERAL - 8.5%

Pacific Select Liquidating Trust Ω	6,048,396	6,037,146
Pacific Select Sigma Liquidating Trust ¤ ж	1,820,122	77,374
State Street Navigator Securities Lending Trust-PSF Portfolio	9,190,819	9,190,819

Total Securities Lending Collateral
(Cost $15,105,141)		15,305,339

TOTAL INVESTMENTS - 109.1%
(Cost $185,952,865)		197,434,095

OTHER ASSETS & LIABILITIES, NET - (9.1%)		(16,525,208)

NET ASSETS - 100.0%		$180,908,887

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	37.3%
Financials	15.4%
Consumer Staples	13.3%
Health Care	12.5%
Short-Term Investment & Securities Lending Collateral	11.3%
Telecommunication Services	6.7%
Materials	3.8%
Consumer Discretionary	3.6%
Energy	2.6%
Industrials	2.6%

109.1%
Other Assets & Liabilities, Net	(9.1%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $18,543,631 or 10.3% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $77,374 or less than 0.1% of the net assets were in default as of December 31, 2009.

(e)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$2,833,308	$2,833,308	$-	$-
	Preferred Stocks (1)	2,106,317	2,106,317	-	-
	Common Stocks
	Consumer Discretionary	6,422,499	6,422,499	-	-
	Consumer Staples	24,081,181	11,895,841	12,185,340	-
	Energy	2,699,642	2,699,642	-	-
	Financials	25,151,173	20,714,354	4,436,819	-
	Health Care	22,587,619	22,587,619	-	-
	Industrials	4,748,098	4,748,098	-	-
	Information Technology	67,544,916	67,544,916	-	-
	Materials	6,870,225	4,948,753	1,921,472	-
	Telecommunication Services	12,072,778	12,072,778	-	-

		172,178,131	153,634,500	18,543,631	-

	Short-Term Investment	5,011,000	-	5,011,000	-
	Securities Lending Collateral	15,305,339	-	15,305,339	-

	Total	$197,434,095	$158,574,125	$38,859,970	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.4%

Financials - 0.4%

Bank of America Corp 10.000% *	403,765	$6,024,174

Total Convertible Preferred Stocks
(Cost $6,056,475)		6,024,174

PREFERRED STOCKS - 1.9%

Energy - 1.9%

Petroleo Brasileiro SA ADR (Brazil)	705,462	29,904,534

Total Preferred Stocks
(Cost $26,333,196)		29,904,534

COMMON STOCKS - 96.1%

Consumer Discretionary - 5.0%

Adidas AG + (Germany)	185,589	10,052,508
CBS Corp ‘B’ †	1,081,930	15,201,116
Crown Ltd + (Australia)	1,646,312	11,779,879
Lamar Advertising Co ‘A’ * †	246,900	7,676,121
McDonald’s Corp	184,231	11,503,384
The Home Depot Inc	806,640	23,336,095

		79,549,103

Consumer Staples - 13.4%

Altria Group Inc	385,415	7,565,696
Anheuser-Busch InBev NV + (Belgium)	1,526,993	79,048,067
Anheuser-Busch InBev NV Strip VVPR * (Belgium)	1,890,684	13,552
Colgate-Palmolive Co	239,372	19,664,410
CVS Caremark Corp	836,318	26,937,803
Diageo PLC + (United Kingdom)	595,829	10,394,922
Kimberly-Clark Corp	83,860	5,342,721
Reckitt Benckiser Group PLC + (United Kingdom)	266,187	14,408,741
Tesco PLC + (United Kingdom)	5,053,684	34,864,312
The Coca-Cola Co	289,005	16,473,285

		214,713,509

Energy - 8.0%

Apache Corp	110,495	11,399,769
EOG Resources Inc	551,870	53,696,951
Occidental Petroleum Corp	666,420	54,213,267
XTO Energy Inc	205,905	9,580,760

		128,890,747

Financials - 7.8%

ACE Ltd * (Switzerland)	312,820	15,766,128
Bank of America Corp	343,727	5,176,529
Berkshire Hathaway Inc ‘B’ * †	5,391	17,714,826
ICICI Bank Ltd ADR (India)	309,030	11,653,521
JPMorgan Chase & Co	595,888	24,830,653
T. Rowe Price Group Inc †	380,045	20,237,396
The Goldman Sachs Group Inc	175,685	29,662,655

		125,041,708

Health Care - 11.4%

Baxter International Inc	301,250	17,677,350
Bristol-Myers Squibb Co	585,430	14,782,108
Celgene Corp *	799,815	44,533,699
Covidien PLC (Ireland)	775,500	37,138,695
Gilead Sciences Inc *	599,920	25,964,538
Roche Holding AG + (Switzerland)	142,589	24,384,545
St. Jude Medical Inc *	284,738	10,472,664
UnitedHealth Group Inc ‡	284,605	8,674,760

		183,628,359

Industrials - 10.7%

C.H. Robinson Worldwide Inc †	188,020	11,042,415
Canadian National Railway Co (NYSE) (Canada)	423,227	23,006,620
Danaher Corp	333,745	25,097,624
Emerson Electric Co	372,410	15,864,666
Expeditors International of Washington Inc	381,110	13,235,950
Illinois Tool Works Inc	193,300	9,276,467
Northrop Grumman Corp	136,155	7,604,257
Precision Castparts Corp	221,495	24,441,973
Tyco International Ltd (Switzerland)	662,130	23,624,798
United Parcel Service Inc ‘B’ †	192,130	11,022,498
United Technologies Corp	112,695	7,822,160

		172,039,428

Information Technology - 30.5%

Amphenol Corp ‘A’	362,225	16,727,551
Apple Inc *	332,590	70,129,927
Cisco Systems Inc *	2,361,130	56,525,452
Corning Inc	640,565	12,369,310
eBay Inc *	1,134,065	26,695,890
Google Inc ‘A’ *	50,570	31,352,389
International Business Machines Corp	423,695	55,461,675
KLA-Tencor Corp †	672,529	24,318,649
Marvell Technology Group Ltd * (Bermuda)	1,512,735	31,389,251
Microsoft Corp	810,530	24,713,060
Motorola Inc *	919,135	7,132,488
Oracle Corp	1,710,605	41,978,247
QUALCOMM Inc	596,045	27,573,042
Research In Motion Ltd (NASDAQ) * (Canada)	162,955	11,005,981
Symantec Corp *	738,505	13,211,854
Taiwan Semiconductor Manufacturing Co Ltd + (Taiwan)	6,943,548	13,994,535
Texas Instruments Inc	226,221	5,895,319
Yahoo! Inc *	1,163,800	19,528,564

		490,003,184

Materials - 4.6%

Agnico-Eagle Mines Ltd (NYSE) † (Canada)	95,140	5,137,560
Monsanto Co	120,460	9,847,605
Newmont Mining Corp	184,545	8,730,824
Potash Corp of Saskatchewan Inc (NYSE) (Canada)	145,195	15,753,658
Praxair Inc	261,330	20,987,412
Weyerhaeuser Co †	329,460	14,212,904

		74,669,963

Telecommunication Services - 4.0%

Crown Castle International Corp * †	1,639,910	64,022,086

Utilities - 0.7%

NRG Energy Inc *	485,750	11,468,557

Total Common Stocks
(Cost $1,323,291,415)		1,544,026,644

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $22,769,013; collateralized by U.S. Treasury Bills: 0.000% due 01/14/10 and market value $23,225,000)	$22,769,000	$22,769,000

Total Short-Term Investment
(Cost $22,769,000)		22,769,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.8%
(Cost $1,378,450,086)		1,602,724,352

	Shares
SECURITIES LENDING COLLATERAL - 3.4%

Pacific Select Liquidating Trust Ω	18,758,236	18,723,346
Pacific Select Sigma Liquidating Trust ¤ ж	2,330,994	99,090
State Street Navigator Securities Lending Trust-PSF Portfolio	35,819,191	35,819,191

Total Securities Lending Collateral
(Cost $54,161,250)		54,641,627

TOTAL INVESTMENTS - 103.2%
(Cost $1,432,611,336)		1,657,365,979

OTHER ASSETS & LIABILITIES, NET - (3.2%)		(51,001,601)

NET ASSETS - 100.0%		$1,606,364,378

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	30.5%
Consumer Staples	13.4%
Health Care	11.4%
Industrials	10.7%
Energy	9.9%
Financials	8.2%
Consumer Discretionary	5.0%
Short-Term Investment & Securities Lending Collateral	4.8%
Materials	4.6%
Telecommunication Services	4.0%
Utilities	0.7%

103.2%
Other Assets & Liabilities, Net	(3.2%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $198,927,509 or 12.4% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d) Securities with a total aggregate market value of $99,090 or less than 0.1% of the net assets were in default as of December 31, 2009.

(e) Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f) Forward foreign currency contracts outstanding as of December 31, 2009 were as follows:

		Principal
Contracts		Amount
to Buy or		Covered by		Unrealized
to Sell	Currency	Contracts	Expiration	Appreciation
Sell	AUD	7,175,000	01/10	$187,192
Sell	AUD	1,800,000	02/10	15,066
Sell	CHF	12,000,000	01/10	96,491
Sell	EUR	31,400,000	01/10	2,137,148
Sell	EUR	11,000,000	02/10	459,017
Sell	GBP	9,440,000	01/10	470,759
Sell	GBP	13,500,000	02/10	181,440

				$3,547,113

(g) Transactions in written options for the year ended December 31, 2009 were as follows:

	Number of
	Contracts	Premium
Outstanding, December 31, 2008	12,574	$641,270
Call Options Written	1,423	60,319
Put Options Exercised	(6,009)	(486,726)
Call Options Exercised	(6,287)	(132,026)
Put Options Repurchased	(278)	(22,518)

Outstanding, December 31, 2009	1,423	$60,319

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(h)	Premiums received and value of written options outstanding as of December 31, 2009 were as follows:

Options on Securities
	Strike	Expiration
Description	Price	Date	Counterparty	Contracts	Premium	Value
Call - NASDAQ UnitedHealth Group Inc (01/10)	$34.00	01/16/10	GSC	1,423	$60,319	$9,961

Total Written Options					$60,319	$9,961

(i)	As of December 31, 2009, securities with a total aggregate market value of $4,337,304 were fully or partially segregated with broker(s)/custodian as collateral for written option contracts.

(j)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$6,024,174	$6,024,174	$-	$-
	Preferred Stocks (1)	29,904,534	29,904,534	-	-
	Common Stocks				-
	Consumer Discretionary	79,549,103	57,716,716	21,832,387	-
	Consumer Staples	214,713,509	75,997,467	138,716,042	-
	Energy	128,890,747	128,890,747	-	-
	Financials	125,041,708	125,041,708	-	-
	Health Care	183,628,359	159,243,814	24,384,545	-
	Industrials	172,039,428	172,039,428	-	-
	Information Technology	490,003,184	476,008,649	13,994,535	-
	Materials	74,669,963	74,669,963	-	-
	Telecommunication Services	64,022,086	64,022,086	-	-
	Utilities	11,468,557	11,468,557	-	-

		1,544,026,644	1,345,099,135	198,927,509	-

	Short-Term Investment	22,769,000	-	22,769,000	-
	Securities Lending Collateral	54,641,627	-	54,641,627	-
	Investments in Other Financial Instruments (2)	3,547,113	-	3,547,113	-

		1,660,913,092	1,381,027,843	279,885,249	-

Liabilities	Investments in Other Financial Instruments (2)	(9,961)	(9,961)	-	-

	Total	$1,660,903,131	$1,381,017,882	$279,885,249	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 99.0%

Consumer Discretionary - 16.5%

Amazon.com Inc *	409,000	$55,018,680
DeVry Inc †	371,700	21,086,541
International Game Technology †	1,335,000	25,057,950
McDonald’s Corp †	681,400	42,546,616
priceline.com Inc * †	109,100	23,838,350
The Sherwin-Williams Co †	434,000	26,756,100
Time Warner Cable Inc †	554,400	22,946,616

		217,250,853

Consumer Staples - 4.9%

Colgate-Palmolive Co †	288,500	23,700,275
Kellogg Co †	458,300	24,381,560
Wal-Mart Stores Inc †	318,600	17,029,170

		65,111,005

Energy - 5.9%

EOG Resources Inc †	160,500	15,616,650
Schlumberger Ltd † (Netherlands)	151,000	9,828,590
Southwestern Energy Co * †	780,700	37,629,740
Suncor Energy Inc (NYSE) (Canada)	421,300	14,876,103

		77,951,083

Financials - 6.0%

BlackRock Inc †	99,400	23,080,680
CME Group Inc †	97,600	32,788,720
IntercontinentalExchange Inc * †	124,000	13,925,200
MSCI Inc ‘A’ * †	298,700	9,498,660

		79,293,260

Health Care - 17.1%

Alcon Inc (Switzerland)	291,500	47,908,025
Allergan Inc	904,600	56,998,846
Covidien PLC (Ireland)	845,400	40,486,206
Express Scripts Inc * †	362,600	31,346,770
Talecris Biotherapeutics Holdings Corp * †	853,977	19,018,068
Zimmer Holdings Inc *	488,900	28,898,879

		224,656,794

Industrials - 9.1%

General Dynamics Corp	201,300	13,722,621
Parker-Hannifin Corp †	331,900	17,882,772
Union Pacific Corp †	645,700	41,260,230
United Technologies Corp	301,300	20,913,233
Verisk Analytics Inc ‘A’ * †	872,200	26,410,216

		120,189,072

Information Technology - 32.9%

Adobe Systems Inc * †	654,900	24,087,222
Apple Inc *	364,700	76,900,642
Cisco Systems Inc *	1,955,700	46,819,458
Google Inc ‘A’ * †	117,000	72,537,660
MasterCard Inc ‘A’ †	219,600	56,213,208
Oracle Corp	973,200	23,882,328
QUALCOMM Inc	1,151,200	53,254,512
Red Hat Inc *	129,800	4,010,820
salesforce.com inc * †	177,900	13,123,683
Visa Inc ‘A’ †	715,200	62,551,392

		433,380,925

Materials - 5.6%

Monsanto Co †	463,400	37,882,950
Praxair Inc †	448,100	35,986,911

		73,869,861

Telecommunication Services - 1.0%

American Tower Corp ‘A’ * †	314,700	13,598,187

Total Common Stocks
(Cost $1,016,232,040)		1,305,301,040

EXCHANGE-TRADED FUND - 0.1%

iShares Russell 1000 Growth Index Fund	38,000	1,894,300

Total Exchange-Traded Fund
(Cost $1,835,757)		1,894,300

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $3,556,002; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $3,630,000)	$3,556,000	3,556,000

Total Short-Term Investment
(Cost $3,556,000)		3,556,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.4%
(Cost $1,021,623,797)		1,310,751,340

	Shares
SECURITIES LENDING COLLATERAL - 4.3%

Pacific Select Liquidating Trust Ω	30,873,780	30,816,354
Pacific Select Sigma Liquidating Trust ¤ ж	1,066,946	45,356
State Street Navigator Securities Lending Trust-PSF Portfolio	25,822,230	25,822,230

Total Securities Lending Collateral
(Cost $56,010,729)		56,683,940

TOTAL INVESTMENTS - 103.7%
(Cost $1,077,634,526)		1,367,435,280

OTHER ASSETS & LIABILITIES, NET - (3.7%)		(49,280,959)

NET ASSETS - 100.0%		$1,318,154,321

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	32.9%
Health Care	17.1%
Consumer Discretionary	16.5%
Industrials	9.1%
Financials	6.0%
Energy	5.9%
Materials	5.6%
Consumer Staples	4.9%
Short-Term Investment & Securities Lending Collateral	4.6%
Telecommunication Services	1.0%
Exchange-Traded Fund	0.1%

103.7%
Other Assets & Liabilities, Net	(3.7%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $45,356 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,305,301,040	$1,305,301,040	$-	$-
	Exchange-Traded Fund	1,894,300	1,894,300	-	-
	Short-Term Investment	3,556,000	-	3,556,000	-
	Securities Lending Collateral	56,683,940	-	56,683,940	-

	Total	$1,367,435,280	$1,307,195,340	$60,239,940	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.4%

Financials - 0.4%

Bank of America Corp 10.000% *	853,900	$12,740,188

Total Convertible Preferred Stocks
(Cost $12,808,500)		12,740,188

COMMON STOCKS - 97.8%

Consumer Discretionary - 15.6%

DISH Network Corp ‘A’ †	3,291,538	68,365,244
McDonald’s Corp	1,089,800	68,047,112
News Corp ‘A’ †	5,311,850	72,719,227
Scripps Networks Interactive Inc ‘A’ †	829,980	34,444,170
SES SA FDR + (Luxembourg)	2,044,844	46,064,785
Target Corp †	1,086,800	52,568,516
The Home Depot Inc †	2,019,400	58,421,242
Time Warner Cable Inc †	1,029,824	42,624,415
Time Warner Inc †	2,401,300	69,973,882

		513,228,593

Consumer Staples - 15.5%

Altria Group Inc †	1,494,400	29,335,072
CVS Caremark Corp	1,031,730	33,232,023
Kimberly-Clark Corp †	1,644,200	104,751,982
Kraft Foods Inc ‘A’	1,298,078	35,281,760
Lorillard Inc †	492,900	39,545,367
Philip Morris International Inc	1,891,200	91,136,928
The Procter & Gamble Co	522,900	31,703,427
Unilever PLC ADR (United Kingdom)	1,970,100	62,846,190
Wal-Mart Stores Inc †	1,501,100	80,233,795

		508,066,544

Energy - 15.0%

Devon Energy Corp †	460,100	33,817,350
El Paso Corp †	7,081,400	69,610,162
Exxon Mobil Corp †	1,143,800	77,995,722
Halliburton Co †	1,875,700	56,439,813
Royal Dutch Shell PLC ADR (United Kingdom)	723,000	43,459,530
Suncor Energy Inc (NYSE) (Canada)	1,633,928	57,693,998
Total SA ADR (France)	1,844,780	118,139,711
Transocean Ltd * (Switzerland)	433,720	35,912,016

		493,068,302

Financials - 21.5%

American Express Co †	1,348,510	54,641,625
Bank of America Corp †	5,746,650	86,544,549
Capital One Financial Corp	817,600	31,346,784
JPMorgan Chase & Co	2,510,890	104,628,786
Loews Corp	1,821,420	66,208,617
Marsh & McLennan Cos Inc †	2,153,419	47,547,492
State Street Corp	793,560	34,551,602
The Bank of New York Mellon Corp †	1,032,212	28,870,970
The Chubb Corp †	1,128,000	55,475,040
The Travelers Cos Inc	1,672,380	83,384,867
Wells Fargo & Co	4,183,810	112,921,032

		706,121,364

Health Care - 10.3%

Abbott Laboratories †	768,700	41,502,113
Johnson & Johnson	806,500	51,946,665
Merck & Co Inc †	1,078,200	39,397,428
Novartis AG ADR (Switzerland)	1,131,400	61,582,102
Pfizer Inc	1,875,700	34,118,983
Roche Holding AG + (Switzerland)	228,780	39,124,310
UnitedHealth Group Inc †	1,076,660	32,816,597
WellPoint Inc * †	615,100	35,854,179

		336,342,377

Industrials - 5.8%

General Electric Co †	4,360,420	65,973,154
Raytheon Co †	1,072,100	55,234,592
United Technologies Corp †	1,020,100	70,805,141

		192,012,887

Information Technology - 5.4%

AOL Inc * †	218,300	5,082,024
Hewlett-Packard Co †	820,600	42,269,106
International Business Machines Corp †	539,800	70,659,820
Microsoft Corp	1,902,100	57,995,029

		176,005,979

Materials - 1.6%

Air Products & Chemicals Inc	630,300	51,092,118

Telecommunication Services - 4.8%

AT&T Inc	1,747,451	48,981,052
CenturyTel Inc †	1,221,720	44,238,481
Verizon Communications Inc	1,953,200	64,709,516

		157,929,049

Utilities - 2.3%

Sempra Energy †	1,325,500	74,201,490

Total Common Stocks
(Cost $2,990,394,447)		3,208,068,703

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.7%

Repurchase Agreement - 1.7%

Bank of America Corp 0.010% due 01/04/10 (Dated 12/31/09, repurchase price of $56,303,063; collateralized by U.S. Treasury Notes: 4.125% due 05/15/15 and market value $53,861,000)	$56,303,000	56,303,000

Total Short-Term Investment
(Cost $56,303,000)		56,303,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.9%
(Cost $3,059,505,947)		3,277,111,891

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.4%

Pacific Select Liquidating Trust Ω	8,489,500	$8,473,710
Pacific Select Sigma Liquidating Trust ¤ ж	2,290,082	97,351
State Street Navigator Securities Lending Trust-PSF Portfolio	36,884,961	36,884,961

Total Securities Lending Collateral
(Cost $45,186,247)		45,456,022

TOTAL INVESTMENTS - 101.3%
(Cost $3,104,692,194)		3,322,567,913

OTHER ASSETS & LIABILITIES, NET - (1.3%)		(43,923,063)

NET ASSETS - 100.0%		$3,278,644,850

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	21.9%
Consumer Discretionary	15.6%
Consumer Staples	15.5%
Energy	15.0%
Health Care	10.3%
Industrials	5.8%
Information Technology	5.4%
Telecommunication Services	4.8%
Short-Term Investment & Securities Lending Collateral	3.1%
Utilities	2.3%
Materials	1.6%

101.3%
Other Assets & Liabilities, Net	(1.3%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $85,189,095 or 2.6% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d) Securities with a total aggregate market value of $97,351 or less than 0.1% of the net assets were in default as of December 31, 2009.

(e) Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$12,740,188	$12,740,188	$-	$-
	Common Stocks
	Consumer Discretionary	513,228,593	467,163,808	46,064,785	-
	Consumer Staples	508,066,544	508,066,544	-	-
	Energy	493,068,302	493,068,302	-	-
	Financials	706,121,364	706,121,364	-	-
	Health Care	336,342,377	297,218,067	39,124,310	-
	Industrials	192,012,887	192,012,887	-	-
	Information Technology	176,005,979	176,005,979	-	-
	Materials	51,092,118	51,092,118	-	-
	Telecommunication Services	157,929,049	157,929,049	-	-
	Utilities	74,201,490	74,201,490	-	-

		3,208,068,703	3,122,879,608	85,189,095	-

	Short-Term Investment	56,303,000	-	56,303,000	-
	Securities Lending Collateral	45,456,022	-	45,456,022	-

	Total	$3,322,567,913	$3,135,619,796	$186,948,117	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.2%

Financials - 0.2%

Bank of America Corp 10.000% *	148,070	$2,209,204

Total Convertible Preferred Stocks
(Cost $2,221,050)		2,209,204

COMMON STOCKS - 124.5%

Consumer Discretionary - 12.0%

Aaron’s Inc	97,111	2,692,888
Advance Auto Parts Inc	15,946	645,494
Aeropostale Inc *	22,815	776,851
Amazon.com Inc *	61,500	8,272,980
Autoliv Inc *	90,990	3,945,326
Barnes & Noble Inc	67,901	1,294,872
Big Lots Inc *	147,269	4,267,856
Career Education Corp *	99,276	2,314,124
CBS Corp ‘B’	106,432	1,495,370
Coach Inc	100,238	3,661,694
Comcast Corp ‘A’	1,568,501	26,444,927
Darden Restaurants Inc	20,250	710,168
DISH Network Corp ‘A’	317,834	6,601,412
Ford Motor Co *	1,856,195	18,561,950
GameStop Corp ‘A’ *	53,041	1,163,720
Genuine Parts Co	23,938	908,686
Harman International Industries Inc	17,322	611,120
International Game Technology	161,372	3,028,952
ITT Educational Services Inc *	11,060	1,061,318
J.C. Penney Co Inc	13,000	345,930
Johnson Controls Inc	329,103	8,964,766
KB Home	65,178	891,635
Kohl’s Corp *	60,711	3,274,144
Las Vegas Sands Corp *	324,848	4,853,229
Lennar Corp ‘A’	169,351	2,162,612
Lowe’s Cos Inc	198,242	4,636,880
Nike Inc ‘B’	10,874	718,445
PetSmart Inc	5,389	143,832
Royal Caribbean Cruises Ltd * (Liberia)	43,390	1,096,899
Staples Inc	311,678	7,664,162
Starbucks Corp *	205,308	4,734,403
Starwood Hotels & Resorts Worldwide Inc	96,579	3,531,894
The Black & Decker Corp	4,241	274,944
The Interpublic Group of Cos Inc *	54,800	404,424
The New York Times Co ‘A’ *	179,323	2,216,432
The TJX Cos Inc	48,466	1,771,432
The Walt Disney Co	448,721	14,471,252
Time Warner Inc	447,748	13,047,377
Toll Brothers Inc *	37,550	706,316
Urban Outfitters Inc *	22,830	798,822
VF Corp	44,530	3,261,377
Whirlpool Corp	25,265	2,037,875
Williams-Sonoma Inc	10,040	208,631
Yum! Brands Inc	215,241	7,526,978

		178,204,399

Consumer Staples - 10.4%

Altria Group Inc	123,500	2,424,305
CVS Caremark Corp	237,895	7,662,598
Dean Foods Co *	33,468	603,763
General Mills Inc	111,980	7,929,304
Kimberly-Clark Corp	5,651	360,025
Kraft Foods Inc ‘A’	142,330	3,868,529
PepsiCo Inc	79,210	4,815,968
Philip Morris International Inc	637,913	30,741,028
Sara Lee Corp	886,277	10,794,854
Sysco Corp	949,710	26,534,897
The Clorox Co	30,800	1,878,800
The Coca-Cola Co	204,709	11,668,413
The Estee Lauder Cos Inc ‘A’	60,724	2,936,613
The Kroger Co	135,510	2,782,020
The Pepsi Bottling Group Inc	10,012	375,450
The Procter & Gamble Co	294,730	17,869,480
Tyson Foods Inc ‘A’	436,726	5,358,628
Wal-Mart Stores Inc	176,647	9,441,782
Walgreen Co	160,010	5,875,567

		153,922,024

Energy - 15.6%

Anadarko Petroleum Corp	12,480	779,002
Apache Corp	49,484	5,105,264
Baker Hughes Inc	29,220	1,182,826
BJ Services Co	20,860	387,996
Chevron Corp	528,790	40,711,542
Concho Resources Inc *	59,884	2,688,792
ConocoPhillips	580,041	29,622,694
Devon Energy Corp	62,831	4,618,078
Ensco International PLC ADR (United Kingdom)	8,600	343,484
EOG Resources Inc	23,780	2,313,794
Exxon Mobil Corp	527,954	36,001,183
Halliburton Co	124,450	3,744,701
Helmerich & Payne Inc	41,292	1,646,725
Hess Corp	354,282	21,434,061
Murphy Oil Corp	282,989	15,338,004
Noble Energy Inc	34,349	2,446,336
Occidental Petroleum Corp	327,971	26,680,441
Patterson-UTI Energy Inc	70,925	1,088,699
Pioneer Natural Resources Co	16,900	814,073
Schlumberger Ltd (Netherlands)	104,150	6,779,123
Southwestern Energy Co *	133,417	6,430,699
Transocean Ltd * (Switzerland)	63,745	5,278,086
Ultra Petroleum Corp * (Canada)	16,050	800,253
Whiting Petroleum Corp	182,801	13,061,131
XTO Energy Inc	41,031	1,909,172

		231,206,159

Financials - 18.5%

ACE Ltd * (Switzerland)	80,890	4,076,856
Aflac Inc	78,611	3,635,759
Alexandria Real Estate Equities Inc REIT	6,830	439,101
American Express Co	563,830	22,846,392
Annaly Capital Management Inc REIT	27,320	474,002
Aon Corp	20,240	776,002
Bank of America Corp	1,129,874	17,015,902
Bank of Hawaii Corp	40,772	1,918,730
BB&T Corp	264,611	6,713,181
BlackRock Inc	67,031	15,564,598
BOK Financial Corp	39,079	1,857,034
Capital One Financial Corp	78,387	3,005,358
Chimera Investment Corp REIT	1,301,533	5,049,948
Citigroup Inc	1,926,228	6,375,815
Cullen/Frost Bankers Inc	6,093	304,650
Discover Financial Services	855,821	12,589,127
Eaton Vance Corp	16,826	511,679
Endurance Specialty Holdings Ltd (Bermuda)	15,140	563,662
Equity Lifestyle Properties Inc REIT	6,384	322,200
Federal Realty Investment Trust REIT	11,700	792,324
Health Care REIT Inc	68,583	3,039,599
Hudson City Bancorp Inc	465,216	6,387,416
Invesco Ltd (Bermuda)	13,699	321,790
Jones Lang LaSalle Inc	5,960	359,984
JPMorgan Chase & Co	79,940	3,331,100
Kimco Realty Corp REIT	146,690	1,984,716
M&T Bank Corp	111,704	7,471,881
Moody’s Corp	251,794	6,748,079
Morgan Stanley	309,627	9,164,959

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
New York Community Bancorp Inc	709,264	$10,291,421
PartnerRe Ltd (Bermuda)	26,256	1,960,273
Principal Financial Group Inc	95,720	2,301,109
Prudential Financial Inc	90,770	4,516,715
Public Storage REIT	24,010	1,955,614
RenaissanceRe Holdings Ltd (Bermuda)	100,061	5,318,242
State Street Corp	55,428	2,413,335
SunTrust Banks Inc	47,560	964,992
SVB Financial Group *	39,460	1,645,087
T. Rowe Price Group Inc	412,502	21,965,731
TD Ameritrade Holding Corp *	126,239	2,446,512
The Bank of New York Mellon Corp	125,813	3,518,990
The Charles Schwab Corp	124,770	2,348,171
The Goldman Sachs Group Inc	113,951	19,239,487
The NASDAQ OMX Group Inc *	39,520	783,286
The PNC Financial Services Group Inc	22,024	1,162,647
Torchmark Corp	82,973	3,646,663
U.S. Bancorp	1,053,014	23,703,345
Wells Fargo & Co	752,184	20,301,446

		274,124,910

Health Care - 17.0%

Abbott Laboratories	359,244	19,395,583
Aetna Inc	87,630	2,777,871
Alexion Pharmaceuticals Inc *	13,930	680,063
AmerisourceBergen Corp	639,715	16,677,370
Amgen Inc *	473,926	26,809,994
Baxter International Inc	56,779	3,331,792
Biogen Idec Inc *	449,897	24,069,489
Boston Scientific Corp *	122,260	1,100,340
Bristol-Myers Squibb Co	155,087	3,915,947
Cardinal Health Inc	856,237	27,605,081
Celgene Corp *	133,913	7,456,276
CIGNA Corp	34,370	1,212,230
Community Health Systems Inc *	30,881	1,099,363
Coventry Health Care Inc *	92,465	2,245,975
Covidien PLC (Ireland)	26,270	1,258,070
Gilead Sciences Inc *	331,473	14,346,151
Hill-Rom Holdings Inc	64,026	1,535,984
IMS Health Inc	12,845	270,516
Johnson & Johnson	170,341	10,971,664
Kinetic Concepts Inc *	9,752	367,163
McKesson Corp	361,166	22,572,875
Medco Health Solutions Inc *	20,080	1,283,313
Medtronic Inc	77,935	3,427,581
Merck & Co Inc	546,949	19,985,516
Pfizer Inc	1,178,346	21,434,114
Stryker Corp	51,610	2,599,596
Tenet Healthcare Corp *	656,341	3,537,678
The Cooper Cos Inc	31,073	1,184,503
UnitedHealth Group Inc	22,040	671,779
WellPoint Inc *	60,029	3,499,090
Zimmer Holdings Inc *	60,210	3,559,013

		250,881,980

Industrials - 11.7%

AGCO Corp *	38,289	1,238,266
Avery Dennison Corp	55,118	2,011,256
Burlington Northern Santa Fe Corp	18,436	1,818,158
Cooper Industries PLC ‘A’ (Ireland)	162,023	6,908,661
Crane Co	42,479	1,300,707
Deere & Co	201,751	10,912,712
Eaton Corp	13,420	853,780
Emerson Electric Co	59,710	2,543,646
FedEx Corp	27,420	2,288,199
Fluor Corp	254,435	11,459,752
General Dynamics Corp	164,050	11,183,289
General Electric Co	695,470	10,522,461
Honeywell International Inc	239,854	9,402,277
Illinois Tool Works Inc	234,240	11,241,178
Joy Global Inc	6,493	334,974
KBR Inc	229,543	4,361,317
Lockheed Martin Corp	81,092	6,110,282
Navistar International Corp *	49,752	1,922,915
Norfolk Southern Corp	311,165	16,311,269
PACCAR Inc	238,284	8,642,561
Parker-Hannifin Corp	89,991	4,848,715
Republic Services Inc	25,513	722,273
Southwest Airlines Co	784,468	8,966,469
Textron Inc	60,160	1,131,610
Thomas & Betts Corp *	12,637	452,278
Union Pacific Corp	165,123	10,551,360
United Technologies Corp	360,215	25,002,523

		173,042,888

Information Technology - 27.4%

Affiliated Computer Services Inc ‘A’ *	6,802	406,011
Analog Devices Inc	280,690	8,864,190
Apple Inc *	75,913	16,007,015
Applied Materials Inc	755,197	10,527,446
Broadcom Corp ‘A’ *	106,590	3,352,256
Cisco Systems Inc *	901,330	21,577,840
Cognizant Technology Solutions Corp ‘A’ *	19,960	904,188
Computer Sciences Corp *	35,791	2,059,056
Corning Inc	1,965,782	37,959,250
Dell Inc *	441,147	6,334,871
eBay Inc *	155,284	3,655,385
Google Inc ‘A’ *	41,344	25,632,453
Harris Corp	75,973	3,612,516
Hewlett-Packard Co	540,526	27,842,494
IAC/InterActiveCorp *	113,496	2,324,398
Ingram Micro Inc ‘A’ *	465,579	8,124,354
Intel Corp	512,580	10,456,632
International Business Machines Corp	377,013	49,351,002
Intersil Corp ‘A’	354,616	5,439,809
Jabil Circuit Inc	210,981	3,664,740
Juniper Networks Inc *	218,940	5,839,130
Lexmark International Inc ‘A’ *	9,713	252,344
LSI Corp *	65,530	393,835
MasterCard Inc ‘A’	12,843	3,287,551
Microchip Technology Inc	198,675	5,773,496
Microsoft Corp	2,140,544	65,265,187
Molex Inc	107,292	2,312,143
Motorola Inc *	985,365	7,646,432
National Semiconductor Corp	268,301	4,121,103
NetApp Inc *	34,523	1,187,246
Novellus Systems Inc *	17,800	415,452
Oracle Corp	472,370	11,591,960
Paychex Inc	32,440	993,962
QUALCOMM Inc	202,108	9,349,516
SanDisk Corp *	92,970	2,695,200
Seagate Technology (Cayman)	118,925	2,163,246
Sun Microsystems Inc *	54,682	512,370
Tech Data Corp *	126,430	5,899,224
Texas Instruments Inc	815,965	21,264,048
Xerox Corp	255,321	2,160,016
Xilinx Inc	153,859	3,855,707

		405,075,074

Materials - 4.0%

Alcoa Inc	105,230	1,696,308
Cabot Corp	25,558	670,386
CF Industries Holdings Inc	3,548	322,087
Cliffs Natural Resources Inc	147,943	6,818,693
E.I. du Pont de Nemours & Co	92,779	3,123,869
Eastman Chemical Co	48,731	2,935,555
Freeport-McMoRan Copper & Gold Inc *	149,895	12,035,070
Huntsman Corp	748,591	8,451,592
International Flavors & Fragrances Inc	3,393	139,588
Newmont Mining Corp	7,202	340,727

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
PPG Industries Inc	48,877	$2,861,260
Praxair Inc	68,452	5,497,380
Reliance Steel & Aluminum Co	9,055	391,357
The Dow Chemical Co	258,381	7,139,067
United States Steel Corp	132,080	7,280,250

		59,703,189

Telecommunication Services - 3.9%

American Tower Corp ‘A’ *	66,642	2,879,601
AT&T Inc	853,211	23,915,504
NII Holdings Inc *	137,934	4,631,824
Sprint Nextel Corp *	3,139,275	11,489,746
U.S. Cellular Corp *	21,083	894,130
Verizon Communications Inc	431,074	14,281,482

		58,092,287

Utilities - 4.0%

American Water Works Co Inc	161,690	3,623,473
DTE Energy Co	45,843	1,998,296
Edison International	154,193	5,362,833
Energen Corp	122,231	5,720,411
Entergy Corp	51,070	4,179,569
Exelon Corp	52,590	2,570,073
FirstEnergy Corp	203,420	9,448,859
FPL Group Inc	66,858	3,531,440
Mirant Corp *	17,141	261,743
NV Energy Inc	205,694	2,546,492
PG&E Corp	94,874	4,236,124
PPL Corp	172,543	5,574,864
Public Service Enterprise Group Inc	96,630	3,212,947
Xcel Energy Inc	302,096	6,410,477

		58,677,601

Total Common Stocks
(Cost $1,609,134,301)		1,842,930,511

	Principal
	Amount
U.S. TREASURY OBLIGATIONS - 0.1%

U.S. Treasury Notes - 0.1%

2.875% due 06/30/10	$1,935,000	1,960,927

Total U.S. Treasury Obligations
(Cost $1,958,486)		1,960,927

SHORT-TERM INVESTMENTS - 0.5%

U.S. Treasury Bills - 0.1%

0.350% due 09/23/10 ‡	1,800,000	1,795,760

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $5,845,003; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $5,965,000)	5,845,000	5,845,000

Total Short-Term Investments
(Cost $7,640,760)		7,640,760

TOTAL INVESTMENTS - 125.3%
(Cost $1,620,954,597)		1,854,741,402

TOTAL SECURITIES SOLD SHORT - (25.4%)
(See Securities Sold Short)
(Proceeds $332,572,187)		(375,874,064)

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,645,842

NET ASSETS - 100.0%		$1,480,513,180

SECURITIES SOLD SHORT

	Shares	Value
COMMON STOCKS - 25.4%

Consumer Discretionary - 2.6%

Bed Bath & Beyond Inc	10,200	$394,026
Best Buy Co Inc	10,320	407,227
Brink’s Home Security Holdings Inc	23,621	770,990
Burger King Holdings Inc	12,850	241,837
Central European Media Enterprises Ltd ‘A’ (Bermuda)	128,063	3,023,567
Choice Hotels International Inc	13,387	423,832
Clear Channel Outdoor Holdings Inc	18,280	189,929
DeVry Inc	18,730	1,062,553
Liberty Media Corp - Capital ‘A’	217,782	5,200,634
Macy’s Inc	40,205	673,836
Marriott International Inc ‘A’	66,209	1,804,195
Nordstrom Inc	24,958	937,922
O’Reilly Automotive Inc	10,839	413,183
Omnicom Group Inc	45,700	1,789,155
Penn National Gaming Inc	19,752	536,859
Ross Stores Inc	60,126	2,567,982
Starbucks Corp	43,050	992,733
Target Corp	8,400	406,308
The Gap Inc	36,300	760,485
The Goodyear Tire & Rubber Co	327,480	4,617,468
The Home Depot Inc	37,473	1,084,094
The New York Times Co ‘A’	15,940	197,018
The Sherwin-Williams Co	53,031	3,269,361
Toll Brothers Inc	19,202	361,190
Viacom Inc ‘B’	123,800	3,680,574
Weight Watchers International Inc	90,443	2,637,318

		38,444,276

Consumer Staples - 0.7%

Avon Products Inc	23,200	730,800
Campbell Soup Co	37,800	1,277,640
Church & Dwight Co Inc	17,500	1,057,875
Colgate-Palmolive Co	23,666	1,944,162

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
HJ Heinz Co	17,900	$765,404
Kimberly-Clark Corp	29,500	1,879,445
The Estee Lauder Cos Inc	23,600	1,141,296
The Hershey Co	12,928	462,693
Walgreen Co	16,649	611,351

		9,870,666

Energy - 3.7%

Chesapeake Energy Corp	8,038	208,024
Comstock Resources Inc	147,596	5,987,970
Diamond Offshore Drilling Inc	31,900	3,139,598
El Paso Corp	693,389	6,816,014
EXCO Resources Inc	47,949	1,017,957
Exterran Holdings Inc	188,043	4,033,522
Forest Oil Corp	172,598	3,840,306
Marathon Oil Corp	68,679	2,144,158
Nabors Industries Ltd (Bermuda)	133,550	2,923,410
Newfield Exploration Co	42,287	2,039,502
Plains Exploration & Production Co	156,693	4,334,128
Quicksilver Resources Inc	123,734	1,857,247
Range Resources Corp	241,172	12,022,424
Rowan Cos Inc	32,000	724,480
SandRidge Energy Inc	70,717	666,861
Seahawk Drilling Inc	9,530	214,806
Teekay Corp	77,548	1,799,889
Valero Energy Corp	118,793	1,989,783

		55,760,079

Financials - 3.7%

AMB Property Corp REIT	18,565	474,336
American Express Co	39,101	1,584,372
American National Insurance Co	12,625	1,507,930
Aon Corp	16,259	623,370
Apartment Investment & Management Co ‘A’ REIT	7,321	116,550
BancorpSouth Inc	8,560	200,818
Camden Property Trust REIT	25,307	1,072,258
Capitol Federal Financial	3,074	96,708
Comerica Inc	26,449	782,097
Developers Diversified Realty Corp REIT	98,700	913,962
Federated Investors Inc ‘B’	84,644	2,327,710
Fifth Third Bancorp	251,087	2,448,098
First American Corp	22,076	730,936
First Horizon National Corp	255,897	3,429,023
Franklin Resources Inc	3,500	368,725
Genworth Financial Inc ‘A’	379,798	4,310,707
GLG Partners Inc	39,572	127,422
HCP Inc REIT	71,455	2,182,236
Home Properties Inc REIT	9,118	435,020
Hudson City Bancorp Inc	15,816	217,154
Huntington Bancshares Inc	118,689	433,215
Interactive Brokers Group Inc	105,942	1,877,292
Jefferies Group Inc	20,435	484,923
Legg Mason Inc	4,552	137,288
Leucadia National Corp	75,094	1,786,486
Loews Corp	14,181	515,479
Markel Corp	11,036	3,752,240
MetLife Inc	43,728	1,545,785
Old Republic International Corp	234,544	2,354,822
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	20,601	283,882
ProLogis REIT	473,252	6,478,820
SLM Corp	166,647	1,878,112
Synovus Financial Corp	276,381	566,581
T. Rowe Price Group Inc	14,325	762,806
The Hartford Financial Services Group Inc	52,634	1,224,267
The PNC Financial Services Group Inc	60,200	3,177,958
Tanger Factory Outlet Centers	18,800	733,012
TFS Financial Corp	50,973	618,812
UMB Financial Corp	6,540	257,349
Zions BanCorp	98,638	1,265,525

		54,084,086

Health Care - 4.3%

Abraxis Bioscience Inc	5,765	233,771
AmerisourceBergen Corp	27,964	729,021
Becton Dickinson & Co	25,520	2,012,507
BioMarin Pharmaceutical Inc	109,547	2,060,579
Brookdale Senior Living Inc	24,762	450,421
CIGNA Corp	6,533	230,419
Dendreon Corp	257,775	6,774,327
Eli Lilly & Co	110,010	3,928,457
Forest Laboratories Inc	38,650	1,241,052
Hologic Inc	611,998	8,873,971
King Pharmaceuticals Inc	1,100,335	13,501,110
Laboratory Corp of America Holdings	12,300	920,532
Perrigo Co	39,471	1,572,525
Quest Diagnostics Inc	15,410	930,456
United Therapeutics Corp	128,953	6,789,375
Vertex Pharmaceuticals Inc	297,500	12,747,875

		62,996,398

Industrials - 4.1%

3M Co	28,053	2,319,141
AMR Corp	232,071	1,793,909
BE Aerospace Inc	187,001	4,394,523
Caterpillar Inc	12,900	735,171
CSX Corp	34,700	1,682,603
FedEx Corp	39,250	3,275,412
First Solar Inc	3,878	525,081
Heartland Express Inc	75,922	1,159,329
Illinois Tool Works Inc	88,900	4,266,311
Ingersoll-Rand PLC (Ireland)	62,000	2,215,880
ITT Corp	110,212	5,481,945
Knight Transportation Inc	60,817	1,173,160
Lockheed Martin Corp	9,896	745,664
Monster Worldwide Inc	12,059	209,826
PACCAR Inc	139,394	5,055,820
Raytheon Co	97,309	5,013,360
Rockwell Automation Inc	67,470	3,169,741
The Manitowoc Co Inc	231,257	2,305,632
TransDigm Group Inc	118,289	5,617,545
United Parcel Service Inc ‘B’	52,880	3,033,726
W.W. Grainger Inc	21,922	2,122,707
Wabtec Corp	2,050	83,722
Waste Management Inc	97,154	3,284,777
Werner Enterprises Inc	73,530	1,455,159

		61,120,144

Information Technology - 4.1%

Automatic Data Processing Inc	22,080	945,466
Brocade Communications Systems Inc	71,774	547,636
Ciena Corp	497,103	5,388,596
Cypress Semiconductor Corp	564,055	5,956,421
EchoStar Corp	36,739	739,923
Global Payments Inc	19,231	1,035,782
Itron Inc	42,763	2,889,496
KLA-Tencor Corp	136,558	4,937,937
Lam Research Corp	32,700	1,282,167
Linear Technology Corp	187,228	5,717,943
Maxim Integrated Products Inc	68,480	1,390,144
MEMC Electronic Materials Inc	52,178	710,664
Microchip Technology Inc	59,800	1,737,788
Nuance Communications Inc	175,315	2,724,395
Rambus Inc	225,057	5,491,391
SanDisk Corp	178,141	5,164,308
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	71,640	819,562
Texas Instruments Inc	353,385	9,209,213

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Visa Inc ‘A’	9,593	$839,004
Western Digital Corp	71,910	3,174,826
Yahoo! Inc	4,700	78,866

		60,781,528

Materials - 0.9%

AK Steel Holding Corp	129,800	2,771,230
Eagle Materials Inc	23,757	618,870
Monsanto Co	33,969	2,776,966
Nalco Holding Co	19,903	507,725
Nucor Corp	46,037	2,147,626
Olin Corp	42,230	739,870
OM Group Inc	37,361	1,172,762
Titanium Metals Corp	10,087	126,289
Valspar Corp	24,800	673,072
Weyerhaeuser Co	40,448	1,744,927

		13,279,337

Telecommunication Services - 0.2%

Crown Castle International Corp	20,996	819,684
SBA Communications Corp ‘A’	75,800	2,589,328

		3,409,012

Utilities - 1.1%

CMS Energy Corp	53,800	842,508
Consolidated Edison Inc	62,636	2,845,554
Dominion Resources Inc	115,435	4,492,730
FirstEnergy Corp	48,500	2,252,825
ONEOK Inc	30,660	1,366,516
Progress Energy Inc	27,497	1,127,652
The Southern Co	96,061	3,200,753

		16,128,538

Total Common Stocks
(Proceeds $332,572,187)		375,874,064

TOTAL SECURITIES SOLD SHORT - 25.4%
(Proceeds $332,572,187)		$375,874,064

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

					Net
	Long		Short		Exposure
Information Technology	27.4%		(4.1%	)	23.3%
Financials	18.7%		(3.7%	)	15.0%
Health Care	17.0%		(4.3%	)	12.7%
Energy	15.6%		(3.7%	)	11.9%
Consumer Staples	10.4%		(0.7%	)	9.7%
Consumer Discretionary	12.0%		(2.6%	)	9.4%
Industrials	11.7%		(4.1%	)	7.6%
Telecommunication Services	3.9%		(0.2%	)	3.7%
Materials	4.0%		(0.9%	)	3.1%
Utilities	4.0%		(1.1%	)	2.9%
Short-Term Investments	0.5%		-		0.5%
U.S. Treasury Obligations	0.1%		-		0.1%

	125.3%		(25.4%	)	99.9%

Securities sold short	(25.4%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Open futures contracts outstanding as of December 31, 2009 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P E-Mini (03/10)	242	$13,276,737	$162,733

(d) As of December 31, 2009, securities with a total aggregate market value of $1,795,760 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(e) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$2,209,204	$2,209,204	$-	$-
	Common Stocks - Long (1)	1,842,930,511	1,842,930,511	-	-
	U.S. Treasury Obligations	1,960,927	-	1,960,927	-
	Short-Term Investments	7,640,760	-	7,640,760	-
	Investments in Other Financial Instruments (2)	162,733	162,733	-	-

		1,854,904,135	1,845,302,448	9,601,687	-

Liabilities	Common Stocks - Short (1)	(375,874,064)	(375,874,064)	-	-

	Total	$1,479,030,071	$1,469,428,384	$9,601,687	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.
(2) Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MAIN STREET® CORE PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 98.6%

Consumer Discretionary - 10.9%

Advance Auto Parts Inc †	38,593	$1,562,245
AutoZone Inc * †	59,800	9,452,586
Best Buy Co Inc †	362,610	14,308,591
GameStop Corp ‘A’ * †	533,950	11,714,863
Grupo Televisa SA ADR (Mexico)	286,131	5,940,079
H&R Block Inc †	350,020	7,917,452
Hyatt Hotels Corp ‘A’ *	239,780	7,147,842
McDonald’s Corp	566,680	35,383,499
The McGraw-Hill Cos Inc †	755,240	25,308,092
The Washington Post Co ‘B’ †	20,782	9,135,767
Time Warner Cable Inc †	420,517	17,405,199

		145,276,215

Consumer Staples - 10.3%

Colgate-Palmolive Co	198,630	16,317,454
General Mills Inc	488,320	34,577,939
Mead Johnson Nutrition Co ‘A’	304,230	13,294,851
Philip Morris International Inc	1,095,190	52,777,206
Unilever NV ‘NY’ (Netherlands)	298,550	9,652,122
Wal-Mart Stores Inc	195,540	10,451,613

		137,071,185

Energy - 11.8%

Chevron Corp	538,297	41,443,486
Enterprise Products Partners LP	428,284	13,452,401
Exxon Mobil Corp †	275,018	18,753,477
Noble Energy Inc †	192,100	13,681,362
Occidental Petroleum Corp †	506,467	41,201,091
Plains All American Pipeline LP	198,860	10,509,751
Schlumberger Ltd (Netherlands)	290,390	18,901,485

		157,943,053

Financials - 12.7%

American Express Co †	666,530	27,007,796
Bank of America Corp	867,543	13,065,198
Citigroup Inc †	6,107,450	20,215,659
KeyCorp †	736,610	4,088,186
Leucadia National Corp * †	287,070	6,829,395
Lincoln National Corp	546,340	13,592,939
Marshall & Ilsley Corp †	781,830	4,260,974
Regions Financial Corp	942,290	4,984,714
State Street Corp	626,060	27,258,652
SunTrust Banks Inc †	205,780	4,175,276
The Chubb Corp †	421,740	20,741,173
The Hartford Financial Services Group Inc †	161,870	3,765,096
U.S. Bancorp †	844,690	19,013,972

		168,999,030

Health Care - 13.9%

Abbott Laboratories	528,510	28,534,255
Amgen Inc *	372,180	21,054,223
Celgene Corp * †	379,160	21,111,629
Covidien PLC (Ireland)	140,830	6,744,349
Laboratory Corp of America Holdings * †	172,440	12,905,410
Medco Health Solutions Inc *	380,406	24,311,747
Merck & Co Inc	992,950	36,282,393
Teva Pharmaceutical Industries Ltd ADR (Israel)	313,300	17,601,194
WellPoint Inc *	287,750	16,772,947

		185,318,147

Industrials - 12.7%

General Electric Co	1,703,970	25,781,066
KBR Inc	599,020	11,381,380
Precision Castparts Corp †	196,520	21,685,982
Republic Services Inc	915,502	25,917,862
Tyco International Ltd * (Switzerland)	841,310	30,017,941
Union Pacific Corp †	176,540	11,280,906
United Parcel Service Inc ‘B’ †	236,810	13,585,790
United Technologies Corp	200,550	13,920,175
Verisk Analytics Inc ‘A’ * †	545,630	16,521,676

		170,092,778

Information Technology - 18.1%

Accenture PLC ‘A’ (Ireland)	174,760	7,252,540
Adobe Systems Inc *	337,930	12,429,065
Apple Inc *	205,380	43,306,427
Check Point Software Technologies Ltd * † (Israel)	394,640	13,370,403
eBay Inc *	1,324,290	31,173,787
Google Inc ‘A’ * †	43,110	26,727,338
Hewitt Associates Inc ‘A’ * †	335,840	14,192,598
MasterCard Inc ‘A’ †	54,070	13,840,839
Microsoft Corp	1,052,940	32,104,141
QUALCOMM Inc	787,770	36,442,240
The Western Union Co †	598,610	11,283,798

		242,123,176

Materials - 3.1%

Monsanto Co	159,850	13,067,738
Praxair Inc	211,220	16,963,078
Sealed Air Corp †	526,070	11,499,890

		41,530,706

Telecommunication Services - 1.6%

America Movil SAB de CV ‘L’ ADR (Mexico)	451,650	21,218,517

Utilities - 3.5%

Public Service Enterprise Group Inc	588,340	19,562,305
The AES Corp * †	2,010,580	26,760,820

		46,323,125

Total Common Stocks
(Cost $1,150,000,930)		1,315,895,932

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $9,352,005; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $9,540,000)	$9,352,000	9,352,000

Total Short-Term Investment
(Cost $9,352,000)		9,352,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.3%
(Cost $1,159,352,930)		1,325,247,932

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.5%

Pacific Select Liquidating Trust Ω	26,093,450	$26,044,916
Pacific Select Sigma Liquidating Trust ¤ ж	2,437,663	103,625
State Street Navigator Securities Lending Trust-PSF Portfolio	7,009,729	7,009,729

Total Securities Lending Collateral
(Cost $32,524,172)		33,158,270

TOTAL INVESTMENTS - 101.8%
(Cost $1,191,877,102)		1,358,406,202

OTHER ASSETS & LIABILITIES, NET - (1.8%)		(24,537,661)

NET ASSETS - 100.0%		$1,333,868,541

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.1%
Health Care	13.9%
Financials	12.7%
Industrials	12.7%
Energy	11.8%
Consumer Discretionary	10.9%
Consumer Staples	10.3%
Utilities	3.5%
Short-Term Investment & Securities Lending Collateral	3.2%
Materials	3.1%
Telecommunication Services	1.6%

101.8%
Other Assets & Liabilities, Net	(1.8%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $103,625 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d) Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,315,895,932	$1,315,895,932	$-	$-
	Short-Term Investment	9,352,000	-	9,352,000	-
	Securities Lending Collateral	33,158,270	-	33,158,270	-

Total		$1,358,406,202	$1,315,895,932	$42,510,270	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

Change in Net
Unrealized
				Total Change			Appreciation
				in Net			(Depreciation) on
	Value,	Net	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning of	Purchases	Realized	Appreciation	In and/or	Value,	Held at the End of
	Year	(Sales)	Losses	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Common Stocks (1)	$23,270	$-	($23,270)	$-	$-	$-	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MID-CAP EQUITY PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 99.0%

Consumer Discretionary - 17.3%

American Eagle Outfitters Inc †	1,287,200	$21,856,656
Apollo Group Inc ‘A’ * †	175,200	10,613,616
AutoZone Inc * †	149,000	23,552,430
Burger King Holdings Inc †	2,136,200	40,203,284
Cablevision Systems Corp ‘A’	615,000	15,879,300
Family Dollar Stores Inc †	1,673,200	46,565,156
Genuine Parts Co †	1,023,300	38,844,468
J.C. Penney Co Inc †	1,420,600	37,802,166
Mattel Inc †	3,128,800	62,513,424
Viacom Inc ‘B’ * †	1,207,600	35,901,948

		333,732,448

Consumer Staples - 6.2%

Avon Products Inc †	385,000	12,127,500
Campbell Soup Co †	342,529	11,577,480
McCormick & Co Inc †	985,100	35,591,663
Molson Coors Brewing Co ‘B’ †	916,100	41,371,076
Ralcorp Holdings Inc * †	325,600	19,441,576

		120,109,295

Energy - 8.0%

Holly Corp †	1,474,300	37,786,309
Massey Energy Co †	375,700	15,783,157
Patterson-UTI Energy Inc †	991,100	15,213,385
Smith International Inc	356,400	9,683,388
The Williams Cos Inc †	1,565,200	32,994,416
Tidewater Inc †	627,000	30,064,650
Valero Energy Corp †	686,200	11,493,850

		153,019,155

Financials - 14.4%

Ameriprise Financial Inc †	1,141,800	44,324,676
City National Corp †	741,167	33,797,215
Fifth Third Bancorp †	1,305,200	12,725,700
Hudson City Bancorp Inc †	1,244,600	17,088,358
Marsh & McLennan Cos Inc	438,400	9,679,872
Northern Trust Corp †	493,800	25,875,120
NYSE Euronext †	387,200	9,796,160
PartnerRe Ltd (Bermuda)	260,900	19,478,794
Public Storage REIT †	287,800	23,441,310
RenaissanceRe Holdings Ltd (Bermuda)	552,000	29,338,800
The St. Joe Co * †	879,200	25,400,088
UDR Inc REIT †	1,536,700	25,263,348

		276,209,441

Health Care - 12.1%

CareFusion Corp * †	1,155,950	28,910,310
Hospira Inc * †	511,600	26,091,600
Life Technologies Corp * †	552,306	28,846,942
Omnicare Inc †	1,171,517	28,327,281
Talecris Biotherapeutics Holdings Corp *	1,821,800	40,571,486
Teleflex Inc †	468,100	25,225,909
Warner Chilcott PLC ‘A’ * † (Ireland)	952,541	27,118,842
Zimmer Holdings Inc *	452,700	26,759,097

		231,851,467

Industrials - 11.9%

Corrections Corp of America * †	1,489,900	36,577,045
Covanta Holding Corp *	1,662,600	30,076,434
Dover Corp †	1,112,300	46,282,803
Foster Wheeler AG * (Switzerland)	585,900	17,248,896
Parker-Hannifin Corp	526,100	28,346,268
Republic Services Inc †	1,502,600	42,538,606
Spirit AeroSystems Holdings Inc ‘A’ * †	1,419,000	28,181,340

		229,251,392

Information Technology - 15.7%

Agilent Technologies Inc * †	446,100	13,860,327
Analog Devices Inc	626,995	19,800,502
BMC Software Inc * †	654,400	26,241,440
DST Systems Inc * †	533,900	23,251,345
Fidelity National Information Services Inc	1,230,700	28,847,608
Ingram Micro Inc ‘A’ * †	2,456,700	42,869,415
Intuit Inc * †	954,600	29,315,766
Juniper Networks Inc * †	475,100	12,670,917
NetApp Inc * †	606,800	20,867,852
NeuStar Inc ‘A’ * †	848,274	19,544,233
Symantec Corp * †	2,250,700	40,265,023
VeriSign Inc * †	1,028,100	24,921,144

		302,455,572

Materials - 9.8%

Air Products & Chemicals Inc	383,800	31,110,828
Ball Corp †	1,331,700	68,848,890
Cliffs Natural Resources Inc †	534,800	24,648,932
Compass Minerals International Inc †	403,412	27,105,253
Packaging Corp of America †	764,500	17,591,145
RPM International Inc †	933,828	18,984,723

		188,289,771

Utilities - 3.6%

American Electric Power Co Inc †	1,158,000	40,286,820
Energen Corp	633,668	29,655,663

		69,942,483

Total Common Stocks
(Cost $1,636,567,807)		1,904,861,024

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $29,621,016; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $30,215,000)	$29,621,000	29,621,000

Total Short-Term Investment
(Cost $29,621,000)		29,621,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.5%
(Cost $1,666,188,807)		1,934,482,024

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MID-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.3%

Pacific Select Liquidating Trust Ω	40,975,602	$40,899,387
Pacific Select Sigma Liquidating Trust ¤ ж	10,141,691	431,123
State Street Navigator Securities Lending Trust-PSF Portfolio	41,499,930	41,499,930

Total Securities Lending Collateral
(Cost $81,566,989)		82,830,440

TOTAL INVESTMENTS - 104.8%
(Cost $1,747,755,796)		2,017,312,464

OTHER ASSETS & LIABILITIES, NET - (4.8%)		(92,472,216)

NET ASSETS - 100.0%		$1,924,840,248

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	17.3%
Information Technology	15.7%
Financials	14.4%
Health Care	12.1%
Industrials	11.9%
Materials	9.8%
Energy	8.0%
Consumer Staples	6.2%
Short-Term Investment & Securities Lending Collateral	5.8%
Utilities	3.6%

104.8%
Other Assets & Liabilities, Net	(4.8%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $431,123 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d) Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,904,861,024	$1,904,861,024	$-	$-
	Short-Term Investment	29,621,000	-	29,621,000	-
	Securities Lending Collateral	82,830,440	-	82,830,440	-

Total		$2,017,312,464	$1,904,861,024	$112,451,440	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

Change in Net
Unrealized
				Total Change			Appreciation
				in Net			(Depreciation) on
	Value,	Net	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning of	Purchases	Realized	Appreciation	In and/or	Value,	Held at the End of
	Year	(Sales)	Losses	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Common Stocks (1)	$2,430	$-	($2,430)	$-	$-	$-	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.7%

Health Care - 0.7%

Ironwood Pharmaceuticals Inc ‘H’ 8.000% * ж +	367,342	$8,081,524

Total Convertible Preferred Stocks
(Cost $4,408,104)		8,081,524

COMMON STOCKS - 99.0%

Consumer Discretionary - 26.9%

Ctrip.com International Ltd ADR * (Cayman)	631,663	45,391,303
Discovery Communications Inc ‘C’ *	456,990	12,119,375
Gafisa SA ADR † (Brazil)	504,486	16,325,167
Groupe Aeroplan Inc (Canada)	1,345,639	14,011,578
Las Vegas Sands Corp * †	916,590	13,693,855
Li & Fung Ltd + (Bermuda)	9,820,000	40,600,140
Morningstar Inc * †	475,399	22,980,788
Netflix Inc * †	164,339	9,061,652
New Oriental Education & Technology Group Inc ADR * † (Cayman)	248,127	18,760,882
NVR Inc * †	25,693	18,260,272
priceline.com Inc *	211,645	46,244,432
Sears Holdings Corp * †	133,935	11,176,876
Strayer Education Inc †	80,704	17,148,793
Wynn Resorts Ltd †	523,627	30,490,800

		316,265,913

Consumer Staples - 1.6%

Mead Johnson Nutrition Co ‘A’	425,485	18,593,695

Energy - 7.3%

Petrohawk Energy Corp *	357,650	8,580,024
Range Resources Corp	631,270	31,468,809
Ultra Petroleum Corp * (Canada)	918,287	45,785,790

		85,834,623

Financials - 11.4%

Calamos Asset Management Inc ‘A’	660,616	7,616,903
Greenhill & Co Inc †	281,491	22,586,838
IntercontinentalExchange Inc *	174,227	19,565,692
Leucadia National Corp * †	1,042,391	24,798,482
Moody’s Corp †	282,871	7,580,943
MSCI Inc ‘A’ *	1,084,863	34,498,643
T. Rowe Price Group Inc	328,576	17,496,672

		134,144,173

Health Care - 9.2%

Allergan Inc	240,651	15,163,420
Gen-Probe Inc * †	533,750	22,897,875
Illumina Inc * †	906,211	27,775,367
Intuitive Surgical Inc *	56,126	17,024,138
Techne Corp	364,402	24,983,401

		107,844,201

Industrials - 13.5%

C.H. Robinson Worldwide Inc †	362,680	21,300,196
Covanta Holding Corp * †	610,823	11,049,788
Expeditors International of Washington Inc †	752,412	26,131,269
IHS Inc ‘A’ *	305,269	16,731,794
Intertek Group PLC + (United Kingdom)	1,320,376	26,687,583
Monster Worldwide Inc * †	547,515	9,526,761
The Corporate Executive Board Co †	387,710	8,847,542
Verisk Analytics Inc ‘A’ *	1,256,477	38,046,123

		158,321,056

Information Technology - 21.1%

Akamai Technologies Inc * †	876,084	22,191,208
Alibaba.com Ltd + (Cayman)	9,704,800	22,373,508
Autodesk Inc *	625,122	15,884,350
Baidu Inc ADR * (Cayman)	109,074	44,854,501
Equinix Inc * †	141,040	14,971,396
Palm Inc * †	1,358,863	13,642,984
Redecard SA (Brazil)	1,553,277	25,873,080
Rovi Corp *	341,148	10,872,387
salesforce.com inc *	546,840	40,340,387
Teradata Corp *	1,158,979	36,426,710

		247,430,511

Materials - 7.0%

Intrepid Potash Inc * †	501,091	14,616,824
Martin Marietta Materials Inc †	273,888	24,488,326
Nalco Holding Co	890,580	22,718,696
Rockwood Holdings Inc *	634,093	14,939,231
Texas Industries Inc	171,423	5,998,091

		82,761,168

Telecommunication Services - 1.0%

Millicom International Cellular SA (Luxembourg)	155,595	11,478,243

Total Common Stocks
(Cost $1,122,200,217)		1,162,673,583

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $7,507,004; Collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $7,660,000)	$7,507,000	7,507,000

Total Short-Term Investment
(Cost $7,507,000)		7,507,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.3%
(Cost $1,134,115,321)		1,178,262,107

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.7%

Pacific Select Liquidating Trust Ω	69,631,384	$69,501,870
Pacific Select Sigma Liquidating Trust ¤ ж	3,622,971	154,012
State Street Navigator Securities Lending Trust-PSF Portfolio	56,548,959	56,548,959

Total Securities Lending Collateral
(Cost $124,634,925)		126,204,841

TOTAL INVESTMENTS - 111.0%
(Cost $1,258,750,246)		1,304,466,948

OTHER ASSETS & LIABILITIES, NET - (11.0%)		(129,730,955)

NET ASSETS - 100.0%		$1,174,735,993

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	26.9%
Information Technology	21.1%
Industrials	13.5%
Financials	11.4%
Short-Term Investment & Securities Lending Collateral	11.3%
Health Care	9.9%
Energy	7.3%
Materials	7.0%
Consumer Staples	1.6%
Telecommunication Services	1.0%

111.0%
Other Assets & Liabilities, Net	(11.0%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $97,742,755 or 8.3% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d) Securities with a total aggregate market value of $154,012 or less than 0.1% of the net assets were in default as of December 31, 2009.

(e) 0.8% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$8,081,524	$-	$-	$8,081,524
	Common Stocks
	Consumer Discretionary	316,265,913	275,665,773	40,600,140	-
	Consumer Staples	18,593,695	18,593,695	-	-
	Energy	85,834,623	85,834,623	-	-
	Financials	134,144,173	134,144,173	-	-
	Health Care	107,844,201	107,844,201	-	-
	Industrials	158,321,056	131,633,473	26,687,583	-
	Information Technology	247,430,511	225,057,003	22,373,508	-
	Materials	82,761,168	82,761,168	-	-
	Telecommunication Services	11,478,243	11,478,243	-	-

		1,162,673,583	1,073,012,352	89,661,231	-

	Short-Term Investment	7,507,000	-	7,507,000	-
	Securities Lending Collateral	126,204,841	-	126,204,841	-

	Total	$1,304,466,948	$1,073,012,352	$223,373,072	$8,081,524

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

Change in Net
Unrealized
				Total Change			Appreciation on
	Value,	Net	Total Net	in Net	Transfers		Level 3 Holdings
	Beginning of	Purchases	Realized	Unrealized	In and/or	Value,	Held at the End of
	Year	(Sales)	Gains (Losses)	Appreciation	Out of Level 3	End of Year	Year, if Applicable
Convertible Preferred Stocks (1)	$4,408,104	$-	$-	$3,673,420	$-	$8,081,524	$3,673,420

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 97.7%

Consumer Discretionary - 14.2%

Bally Technologies Inc *	125,000	$5,161,250
Cablevision Systems Corp ‘A’	518,570	13,389,477
Cooper Tire & Rubber Co	162,200	3,252,110
Darden Restaurants Inc	209,200	7,336,644
Expedia Inc *	165,900	4,265,289
Federal Mogul Corp *	418,034	7,231,988
H&R Block Inc	383,060	8,664,817
Limited Brands Inc	424,200	8,161,608
Macy’s Inc	735,930	12,334,187
Mattel Inc	418,210	8,355,836
P.F. Chang’s China Bistro Inc *	193,000	7,316,630
Saks Inc *	1,057,200	6,935,232
Scientific Games Corp ‘A’ *	513,403	7,470,014
Starwood Hotels & Resorts Worldwide Inc	266,500	9,745,905
The DIRECTV Group Inc ‘A’ *	228,100	7,607,135
The Gap Inc	521,260	10,920,397
The Interpublic Group of Cos Inc *	1,175,200	8,672,976
The Sherwin-Williams Co	83,810	5,166,887
Viacom Inc ‘B’ *	367,950	10,939,153

		152,927,535

Consumer Staples - 6.5%

Constellation Brands Inc ‘A’ *	320,680	5,108,432
Del Monte Foods Co	913,250	10,356,255
Molson Coors Brewing Co ‘B’	208,790	9,428,956
Safeway Inc	619,630	13,191,923
The Estee Lauder Cos Inc ‘A’	199,500	9,647,820
The J.M. Smucker Co	210,590	13,003,933
The Kroger Co	474,060	9,732,452

		70,469,771

Energy - 8.4%

Cimarex Energy Co	280,400	14,852,788
CONSOL Energy Inc	304,300	15,154,140
Newfield Exploration Co *	295,439	14,249,023
Noble Corp (Switzerland)	239,780	9,759,046
Plains Exploration & Production Co *	556,140	15,382,832
Southwestern Energy Co *	177,870	8,573,334
Whiting Petroleum Corp *	182,100	13,011,045

		90,982,208

Financials - 24.7%

Alexandria Real Estate Equities Inc REIT	153,400	9,862,086
Astoria Financial Corp	755,800	9,394,594
AXIS Capital Holdings Ltd (Bermuda)	346,090	9,832,417
Chimera Investment Corp REIT	3,145,300	12,203,764
City National Corp	227,660	10,381,296
Fifth Third Bancorp	1,065,600	10,389,600
Forestar Group Inc *	658,800	14,480,424
HCC Insurance Holdings Inc	446,345	12,484,270
IntercontinentalExchange Inc *	34,600	3,885,580
Invesco Ltd (Bermuda)	526,910	12,377,116
KeyCorp	2,606,670	14,467,018
Lincoln National Corp	213,340	5,307,899
Loews Corp	372,700	13,547,645
MFA Financial Inc REIT	1,705,800	12,537,630
Morgan Stanley	148,760	4,403,296
NYSE Euronext	425,700	10,770,210
People’s United Financial Inc	710,370	11,863,179
PHH Corp *	653,387	10,526,065
RenaissanceRe Holdings Ltd (Bermuda)	95,210	5,060,412
Simon Property Group Inc REIT	153,448	12,245,150
SLM Corp *	898,400	10,124,968
TD Ameritrade Holding Corp *	210,700	4,083,366
The Hanover Insurance Group Inc	315,090	13,999,449
The Travelers Cos Inc	140,270	6,993,862
W.R. Berkley Corp	314,500	7,749,280
XL Capital Ltd ‘A’ (Cayman)	589,950	10,813,783
Zions Bancorp	570,650	7,321,440

		267,105,799

Health Care - 4.8%

Boston Scientific Corp *	556,600	5,009,400
Hologic Inc *	269,340	3,905,430
MEDNAX Inc *	99,500	5,980,945
The Cooper Cos Inc	105,260	4,012,511
Thermo Fisher Scientific Inc *	186,100	8,875,109
Universal Health Services Inc ‘B’	342,200	10,437,100
WellPoint Inc *	229,400	13,371,726

		51,592,221

Industrials - 10.3%

AGCO Corp *	115,700	3,741,738
Corrections Corp of America *	256,851	6,305,692
Danaher Corp	137,110	10,310,672
Eaton Corp	137,700	8,760,474
Jacobs Engineering Group Inc *	205,500	7,728,855
Masco Corp	669,800	9,249,938
Navistar International Corp *	138,400	5,349,160
Orbital Sciences Corp *	526,560	8,035,305
Oshkosh Corp *	65,900	2,440,277
Parker-Hannifin Corp	149,070	8,031,892
Republic Services Inc	238,370	6,748,255
Terex Corp *	497,000	9,845,570
Textron Inc	312,300	5,874,363
The Stanley Works	185,100	9,534,501
Union Pacific Corp	154,560	9,876,384

		111,833,076

Information Technology - 10.4%

Amdocs Ltd * (United Kingdom)	204,260	5,827,538
Anixter International Inc *	315,040	14,838,384
Dell Inc *	473,100	6,793,716
eBay Inc *	132,700	3,123,758
Fidelity National Information Services Inc	591,970	13,875,777
Micron Technology Inc *	517,530	5,465,117
Novell Inc *	1,978,760	8,211,854
ON Semiconductor Corp *	576,100	5,075,441
Symantec Corp *	316,500	5,662,185
Take-Two Interactive Software Inc *	673,500	6,768,675
Tech Data Corp *	104,100	4,857,306
TiVo Inc *	597,700	6,084,586
Tyco Electronics Ltd (Switzerland)	127,240	3,123,742
Xerox Corp	1,368,660	11,578,863
Yahoo! Inc *	675,600	11,336,568

		112,623,510

Materials - 7.3%

Albemarle Corp	283,010	10,293,074
Carpenter Technology Corp	344,200	9,276,190
FMC Corp	197,410	11,007,581
Freeport-McMoRan Copper & Gold Inc *	30,770	2,470,523
International Paper Co	339,000	9,078,420
Owens-Illinois Inc *	380,230	12,498,160
Pactiv Corp *	264,470	6,384,306
Reliance Steel & Aluminum Co	145,150	6,273,383
United States Steel Corp	69,500	3,830,840
Weyerhaeuser Co	180,650	7,793,241

		78,905,718

Telecommunication Services - 0.5%

Syniverse Holdings Inc *	310,100	5,420,548

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Utilities - 10.6%

American Electric Power Co Inc	129,960	$4,521,308
American Water Works Co Inc	405,300	9,082,773
CMS Energy Corp	782,750	12,257,865
Entergy Corp	143,600	11,752,224
EQT Corp	229,790	10,092,377
Northeast Utilities	541,290	13,959,869
NRG Energy Inc *	484,210	11,432,198
PG&E Corp	222,740	9,945,341
Questar Corp	352,350	14,647,190
Westar Energy Inc	287,600	6,246,672
Wisconsin Energy Corp	213,590	10,643,190

		114,581,007

Total Common Stocks
(Cost $901,496,903)		1,056,441,393

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $23,267,013; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $23,735,000)	$23,267,000	23,267,000

Total Short-Term Investment
(Cost $23,267,000)		23,267,000

TOTAL INVESTMENTS - 99.9%
(Cost $924,763,903)		1,079,708,393

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,151,333

NET ASSETS - 100.0%		$1,080,859,726

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.7%
Consumer Discretionary	14.2%
Utilities	10.6%
Information Technology	10.4%
Industrials	10.3%
Energy	8.4%
Materials	7.3%
Consumer Staples	6.5%
Health Care	4.8%
Short-Term Investment	2.2%
Telecommunication Services	0.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,056,441,393	$1,056,441,393	$-	$-
	Short-Term Investment	23,267,000	-	23,267,000	-

Total		$1,079,708,393	$1,056,441,393	$23,267,000	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 96.2%

Consumer Discretionary - 13.0%

Aaron’s Inc †	245,491	$6,807,465
Autoliv Inc * †	109,975	4,768,516
Best Buy Co Inc †	74,377	2,934,916
GameStop Corp ‘A’ * †	185,200	4,063,288
Hanesbrands Inc * †	319,800	7,710,378
International Speedway Corp ‘A’ †	211,075	6,005,084
Jarden Corp †	168,350	5,203,699
John Wiley & Sons Inc ‘A’ †	146,275	6,125,997
Mattel Inc †	124,850	2,494,503
Omnicom Group Inc †	115,825	4,534,549
Phillips-Van Heusen Corp	275,916	11,224,263
Regal Entertainment Group ‘A’ †	378,175	5,460,847
Regis Corp †	393,225	6,122,513
The Gymboree Corp * †	228,525	9,938,552
Wendy’s/Arby’s Group Inc ‘A’ †	586,277	2,749,639
Wolverine World Wide Inc †	227,975	6,205,480

		92,349,689

Consumer Staples - 2.5%

BJ’s Wholesale Club Inc * †	188,775	6,174,830
ConAgra Foods Inc †	111,750	2,575,837
Energizer Holdings Inc * †	63,814	3,910,522
Ralcorp Holdings Inc *	90,011	5,374,557

		18,035,746

Energy - 6.9%

Arena Resources Inc * †	151,800	6,545,616
Concho Resources Inc * †	148,750	6,678,875
Dresser-Rand Group Inc * †	110,430	3,490,692
GMX Resources Inc * †	254,800	3,500,952
Key Energy Services Inc * †	634,050	5,573,299
Oil States International Inc * †	155,375	6,104,684
Petrohawk Energy Corp * †	107,900	2,588,521
SandRidge Energy Inc * †	432,614	4,079,550
Superior Energy Services Inc * †	186,297	4,525,154
Unit Corp * †	114,125	4,850,313
Vantage Drilling Co * † (Cayman)	850,925	1,369,989

		49,307,645

Financials - 24.4%

ACE Ltd * (Switzerland)	66,750	3,364,200
Annaly Capital Management Inc REIT †	418,275	7,257,071
Apollo Investment Corp †	1,151,225	10,971,174
Ares Capital Corp †	185,700	2,311,965
Aspen Insurance Holdings Ltd (Bermuda)	174,375	4,437,844
Assured Guaranty Ltd † (Bermuda)	256,225	5,575,456
BancorpSouth Inc †	259,125	6,079,072
Chimera Investment Corp REIT †	1,246,075	4,834,771
Conseco Inc * †	848,150	4,240,750
Danvers Bancorp Inc †	182,250	2,367,428
DiamondRock Hospitality Co REIT †	500,450	4,238,811
E*TRADE FINANCIAL Corp * †	2,417,750	4,231,063
Fifth Street Finance Corp †	294,425	3,162,125
Fifth Third Bancorp †	314,150	3,062,963
First Cash Financial Services Inc * †	249,841	5,543,972
First Horizon National Corp *	1	13
FirstMerit Corp †	275,084	5,540,192
HCC Insurance Holdings Inc †	451,303	12,622,945
Jones Lang LaSalle Inc †	84,800	5,121,920
LaSalle Hotel Properties REIT †	330,500	7,016,515
MF Global Ltd * † (Bermuda)	1,338,775	9,304,486
MFA Financial Inc REIT †	593,775	4,364,246
New York Community Bancorp Inc †	171,625	2,490,279
Northwest Bancshares Inc * †	301,630	3,414,452
People’s United Financial Inc †	204,676	3,418,089
Prosperity Bancshares Inc †	314,839	12,741,534
Reinsurance Group of America Inc †	70,700	3,368,855
TD Ameritrade Holding Corp * †	247,971	4,805,678
Territorial Bancorp Inc * †	60,025	1,083,451
The Hanover Insurance Group Inc †	219,250	9,741,277
United Financial Bancorp Inc †	114,050	1,495,196
Validus Holdings Ltd (Bermuda)	111,337	2,999,419
Washington Federal Inc †	395,175	7,642,684
Willis Group Holdings Ltd † (Bermuda)	177,952	4,694,374

		173,544,270

Health Care - 7.1%

Becton Dickinson & Co †	26,825	2,115,420
C.R. Bard Inc †	19,475	1,517,103
DaVita Inc *	78,032	4,583,600
MEDNAX Inc *	130,225	7,827,825
Mettler-Toledo International Inc * †	20,675	2,170,668
Patterson Cos Inc * †	315,425	8,825,591
Teleflex Inc †	165,710	8,930,112
Thermo Fisher Scientific Inc * †	85,750	4,089,417
West Pharmaceutical Services Inc †	79,050	3,098,760
Zimmer Holdings Inc *	117,900	6,969,069

		50,127,565

Industrials - 16.8%

A.O. Smith Corp †	78,425	3,402,861
Actuant Corp ‘A’ †	621,675	11,519,638
Alliant Techsystems Inc * †	41,286	3,644,315
Avery Dennison Corp †	101,575	3,706,472
Bucyrus International Inc †	83,925	4,730,852
General Cable Corp * †	253,971	7,471,827
GrafTech International Ltd * †	439,300	6,831,115
Hexcel Corp * †	255,125	3,311,522
Kaydon Corp †	146,575	5,241,522
Kirby Corp * †	34,875	1,214,696
Landstar System Inc †	119,400	4,629,138
Lincoln Electric Holdings Inc	197,442	10,555,249
Lindsay Corp †	52,700	2,100,095
McDermott International Inc * † (Panama)	75,270	1,807,233
Nordson Corp †	58,305	3,567,100
Robbins & Myers Inc †	201,855	4,747,630
RR Donnelley & Sons Co †	229,650	5,114,305
SPX Corp †	37,925	2,074,497
TransDigm Group Inc †	80,675	3,831,256
Valmont Industries Inc †	44,400	3,483,180
Waste Connections Inc * †	519,290	17,313,129
Watson Wyatt Worldwide Inc ‘A’ †	195,450	9,287,784

		119,585,416

Information Technology - 12.8%

Amdocs Ltd * (United Kingdom)	189,519	5,406,977
CACI International Inc ‘A’ * †	137,825	6,732,751
CommScope Inc * †	168,050	4,458,367
MICROS Systems Inc * †	246,565	7,650,912
Molex Inc †	58,475	1,260,136
NICE Systems Ltd ADR * (Israel)	399,382	12,396,817
Nuance Communications Inc * †	435,700	6,770,778
QLogic Corp * †	434,950	8,207,506
Skyworks Solutions Inc * †	368,550	5,229,725
SRA International Inc ‘A’ * †	145,750	2,783,825
Sybase Inc * †	341,875	14,837,375
TriQuint Semiconductor Inc * †	762,425	4,574,550
Tyler Technologies Inc * †	138,150	2,750,567
Varian Semiconductor Equipment Associates Inc * †	212,275	7,616,427

		90,676,713

Materials - 10.4%

Airgas Inc †	150,375	7,157,850
Albemarle Corp †	69,266	2,519,204
Cabot Corp	212,600	5,576,498

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Celanese Corp ‘A’ †	167,425	$5,374,343
Cytec Industries Inc	19,825	722,027
FMC Corp	67,575	3,767,982
Louisiana-Pacific Corp * †	291,900	2,037,462
Owens-Illinois Inc * †	245,650	8,074,515
Packaging Corp of America †	345,125	7,941,326
Pactiv Corp * †	111,229	2,685,068
Sensient Technologies Corp †	232,925	6,125,928
The Scotts Miracle-Gro Co ‘A’ †	188,925	7,426,642
Thompson Creek Metals Co Inc * † (Canada)	770,700	9,032,604
Walter Energy Inc †	68,200	5,136,142

		73,577,591

Telecommunication Services - 2.0%

Syniverse Holdings Inc * †	804,125	14,056,105

Utilities - 0.3%

Calpine Corp * †	213,471	2,348,181

Total Common Stocks
(Cost $588,013,803)		683,608,921

EXCHANGE-TRADED FUND - 1.3%

iShares Russell Midcap Value Index Fund	255,600	9,452,088

Total Exchange-Traded Fund
(Cost $9,007,970)		9,452,088

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.4%

Repurchase Agreement - 2.4%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $17,179,010; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $17,525,000)	$17,179,000	17,179,000

Total Short-Term Investment
(Cost $17,179,000)		17,179,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.9%
(Cost $614,200,773)		710,240,009

	Shares
SECURITIES LENDING COLLATERAL - 6.1%

Pacific Select Liquidating Trust Ω	23,765,476	23,721,271
Pacific Select Sigma Liquidating Trust ¤ ж	2,699,215	114,744
State Street Navigator Securities Lending Trust-PSF Portfolio	19,721,330	19,721,330

Total Securities Lending Collateral
(Cost $42,959,509)		43,557,345

TOTAL INVESTMENTS - 106.0%
(Cost $657,160,282)		753,797,354

OTHER ASSETS & LIABILITIES, NET - (6.0%)		(42,990,487)

NET ASSETS - 100.0%		$710,806,867

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.4%
Industrials	16.8%
Consumer Discretionary	13.0%
Information Technology	12.8%
Materials	10.4%
Short-Term Investment & Securities Lending Collateral	8.5%
Health Care	7.1%
Energy	6.9%
Consumer Staples	2.5%
Telecommunication Services	2.0%
Exchange-Traded Fund	1.3%
Utilities	0.3%

106.0%
Other Assets & Liabilities, Net	(6.0%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $114,744 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d)	0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$683,608,921	$683,608,921	$-	$-
	Exchange-Traded Fund	9,452,088	9,452,088	-	-
	Short-Term Investment	17,179,000	-	17,179,000	-
	Securities Lending Collateral	43,557,345	-	43,557,345	-

	Total	$753,797,354	$693,061,009	$60,736,345	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 96.7%

Consumer Discretionary - 15.2%

Aeropostale Inc * †	105,640	$3,597,042
American Public Education Inc * †	163,515	5,618,375
AnnTaylor Stores Corp * †	254,800	3,475,472
Chico’s FAS Inc * †	224,680	3,156,754
Choice Hotels International Inc †	135,700	4,296,262
Coldwater Creek Inc * †	467,200	2,083,712
Dana Holding Corp * †	488,300	5,293,172
Fossil Inc * †	118,600	3,980,216
Interval Leisure Group Inc * †	253,100	3,156,157
J.Crew Group Inc * †	133,965	5,993,594
Life Time Fitness Inc * †	176,660	4,404,134
LKQ Corp * †	290,905	5,698,829
McCormick & Schmick’s Seafood Restaurants Inc * †	258,400	1,798,464
Penn National Gaming Inc * †	216,055	5,872,375
Phillips-Van Heusen Corp	88,400	3,596,112
Shutterfly Inc *	230,200	4,099,862
The Cheesecake Factory Inc * †	272,100	5,874,639
The Children’s Place Retail Stores Inc * †	113,100	3,733,431
Tupperware Brands Corp †	131,735	6,134,899
Williams-Sonoma Inc †	230,300	4,785,634
WMS Industries Inc * †	140,500	5,620,000

		92,269,135

Consumer Staples - 2.3%

Central European Distribution Corp * †	146,570	4,164,053
Flowers Foods Inc †	233,330	5,543,921
The Hain Celestial Group Inc * †	262,500	4,465,125

		14,173,099

Energy - 4.2%

Acergy SA ADR † (Luxembourg)	288,510	4,503,641
Concho Resources Inc *	128,105	5,751,914
Dril-Quip Inc * †	55,645	3,142,830
Mariner Energy Inc * †	253,355	2,941,452
Patriot Coal Corp * †	326,200	5,043,052
Quicksilver Resources Inc * †	252,100	3,784,021

		25,166,910

Financials - 5.0%

Boston Private Financial Holdings Inc †	236,390	1,363,970
Brookline Bancorp Inc †	423,510	4,196,984
Cohen & Steers Inc †	173,400	3,960,456
Columbia Banking System Inc †	199,000	3,219,820
Knight Capital Group Inc ‘A’ * †	209,500	3,226,300
Lazard Ltd ‘A’ (Bermuda)	153,860	5,842,064
Ocwen Financial Corp * †	356,700	3,413,619
Platinum Underwriters Holdings Ltd † (Bermuda)	134,370	5,145,028

		30,368,241

Health Care - 22.8%

AGA Medical Holdings Inc * †	126,600	1,869,882
Alexion Pharmaceuticals Inc * †	86,970	4,245,875
AMERIGROUP Corp * †	244,685	6,596,708
Auxilium Pharmaceuticals Inc * †	213,315	6,395,184
Bruker Corp *	448,899	5,413,722
Cyberonics Inc * †	133,100	2,720,564
Gentiva Health Services Inc * †	286,095	7,727,426
Human Genome Sciences Inc * †	249,700	7,640,820
ICON PLC ADR * (Ireland)	145,825	3,168,777
Insulet Corp * †	353,445	5,047,195
Inverness Medical Innovations Inc * †	171,265	7,109,210
LifePoint Hospitals Inc * †	164,700	5,354,397
Masimo Corp * †	89,510	2,722,894
Medicis Pharmaceutical Corp ‘A’ †	261,740	7,080,067
Medidata Solutions Inc * †	379,200	5,915,520
NuVasive Inc * †	136,790	4,374,544
Optimer Pharmaceuticals Inc * †	467,430	5,272,610
OSI Pharmaceuticals Inc * †	127,590	3,959,118
Owens & Minor Inc †	112,535	4,831,128
PAREXEL International Corp * †	425,555	6,000,325
PharMerica Corp * †	304,290	4,832,125
Savient Pharmaceuticals Inc * †	377,400	5,136,414
Select Medical Holdings Corp * †	563,400	5,983,308
Sirona Dental Systems Inc *	155,200	4,926,048
Thoratec Corp * †	219,773	5,916,289
United Therapeutics Corp * †	75,690	3,985,079
Wright Medical Group Inc * †	198,800	3,767,260

		137,992,489

Industrials - 16.5%

Actuant Corp ‘A’ †	288,085	5,338,215
Aecom Technology Corp * †	170,545	4,689,988
AirTran Holdings Inc * †	655,550	3,421,971
BE Aerospace Inc * †	306,495	7,202,632
CLARCOR Inc †	141,710	4,597,072
Dollar Thrifty Automotive Group Inc *	173,000	4,430,530
Esterline Technologies Corp *	165,370	6,742,135
FTI Consulting Inc * †	129,360	6,100,618
Genco Shipping & Trading Ltd * †	99,900	2,235,762
Genesee & Wyoming Inc ‘A’ * †	144,500	4,716,480
GrafTech International Ltd *	361,100	5,615,105
RBC Bearings Inc * †	253,305	6,162,911
Resources Connection Inc * †	181,900	3,859,918
SYKES Enterprises Inc * †	225,700	5,748,579
Tetra Tech Inc * †	134,500	3,654,365
The Geo Group Inc * †	303,655	6,643,971
Waste Connections Inc * †	230,685	7,691,038
Watson Wyatt Worldwide Inc ‘A’ †	88,300	4,196,016
Woodward Governor Co †	278,300	7,171,791

		100,219,097

Information Technology - 24.3%

ANSYS Inc * †	159,445	6,929,480
Aruba Networks Inc * †	312,500	3,331,250
Atheros Communications Inc * †	232,940	7,975,866
Brocade Communications Systems Inc * †	736,605	5,620,296
Concur Technologies Inc * †	118,700	5,074,425
Finisar Corp * †	455,300	4,061,276
GSI Commerce Inc * †	284,960	7,235,134
Informatica Corp * †	295,940	7,653,008
LogMeIn Inc * †	193,100	3,852,345
Mellanox Technologies Ltd * (Israel)	298,685	5,633,199
Monolithic Power Systems Inc * †	245,893	5,894,055
Netlogic Microsystems Inc * †	150,092	6,943,256
NICE Systems Ltd ADR * (Israel)	182,180	5,654,867
Novellus Systems Inc * †	249,000	5,811,660
OpenTable Inc * †	108,600	2,764,956
Palm Inc * †	204,700	2,055,188
Pegasystems Inc †	205,325	6,981,050
QLogic Corp * †	275,700	5,202,459
SkillSoft PLC ADR * (Ireland)	678,885	7,114,715
Skyworks Solutions Inc * †	493,000	6,995,670
SolarWinds Inc * †	292,300	6,725,823
Solera Holdings Inc †	184,305	6,636,823
Taleo Corp ‘A’ * †	225,177	5,296,163
VanceInfo Technologies Inc ADR * † (Cayman)	95,200	1,828,792
VistaPrint NV * † (Netherlands)	122,710	6,952,749
Wright Express Corp *	210,215	6,697,450

		146,921,955

Materials - 3.1%

Gammon Gold Inc (NYSE) * (Canada)	265,000	2,917,650
Huntsman Corp †	365,400	4,125,366

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Louisiana-Pacific Corp * †	543,300	$3,792,234
Rockwood Holdings Inc * †	165,000	3,887,400
Silgan Holdings Inc †	70,175	4,061,729

		18,784,379

Telecommunication Services - 2.1%

SBA Communications Corp ‘A’ * †	212,735	7,267,028
Syniverse Holdings Inc * †	314,805	5,502,791

		12,769,819

Utilities - 1.2%

ITC Holdings Corp †	138,090	7,193,108

Total Common Stocks
(Cost $495,708,613)		585,858,232

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.2%

Repurchase Agreement - 4.2%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $25,603,014; collateralized by Federal Home Loan Bank: 1.320% due 03/09/12 and market value $4,997,475 and Freddie Mac: 1.500% due 03/30/12 and market value $21,120,000)	$25,603,000	25,603,000

Total Short-Term Investment
(Cost $25,603,000)		25,603,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.9%
(Cost $521,311,613)		611,461,232

	Shares
SECURITIES LENDING COLLATERAL - 14.1%

Pacific Select Liquidating Trust Ω	39,797,760	39,723,736
Pacific Select Sigma Liquidating Trust ¤ ж	4,029,447	171,292
State Street Navigator Securities Lending Trust-PSF Portfolio	45,529,766	45,529,766

Total Securities Lending Collateral
(Cost $84,444,459)		85,424,794

TOTAL INVESTMENTS - 115.0%
(Cost $605,756,072)		696,886,026

OTHER ASSETS & LIABILITIES, NET - (15.0%)		(90,921,714)

NET ASSETS - 100.0%		$605,964,312

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	24.3%
Health Care	22.8%
Short-Term Investment & Securities Lending Collateral	18.3%
Industrials	16.5%
Consumer Discretionary	15.2%
Financials	5.0%
Energy	4.2%
Materials	3.1%
Consumer Staples	2.3%
Telecommunication Services	2.1%
Utilities	1.2%

115.0%
Other Assets & Liabilities, Net	(15.0%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $171,292 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d)	0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$585,858,232	$585,858,232	$-	$-
	Short-Term Investment	25,603,000	-	25,603,000	-
	Securities Lending Collateral	85,424,794	-	85,424,794	-

	Total	$696,886,026	$585,858,232	$111,027,794	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

Other Security	209	$-

Industrials - 0.0%

Other Security	12,311	3,013

Total Rights
(Cost $0)		3,013

COMMON STOCKS - 98.9%

Consumer Discretionary - 13.6%

Bally Technologies Inc *	26,220	1,082,624
J.Crew Group Inc *	24,782	1,108,747
Tempur-Pedic International Inc *	36,645	865,921
The Warnaco Group Inc *	21,950	926,070
Tractor Supply Co * †	17,455	924,417
Tupperware Brands Corp	31,130	1,449,724
Other Securities		56,751,767

		63,109,270

Consumer Staples - 3.4%

Chattem Inc * †	9,302	867,877
Other Securities		14,884,174

		15,752,051

Energy - 5.1%

Arena Resources Inc *	19,125	824,670
Atlas Energy Inc	32,381	976,935
Dril-Quip Inc *	14,469	817,209
Other Securities		21,062,753

		23,681,567

Financials - 20.0%

Assured Guaranty Ltd (Bermuda)	59,740	1,299,942
E*TRADE FINANCIAL Corp *	762,900	1,335,075
FirstMerit Corp †	40,095	807,513
Highwoods Properties Inc REIT †	35,477	1,183,158
MFA Financial Inc REIT	138,394	1,017,196
National Retail Properties Inc REIT	40,292	854,996
Omega Healthcare Investors Inc REIT	41,690	810,870
Platinum Underwriters Holdings Ltd (Bermuda)	24,497	937,990
ProAssurance Corp *	16,301	875,527
Prosperity Bancshares Inc †	23,222	939,794
Stifel Financial Corp * †	14,605	865,200
SVB Financial Group * †	19,648	819,125
Washington REIT †	29,407	810,163
Other Securities		80,506,024

		93,062,573

Health Care - 14.1%

HealthSouth Corp * †	44,789	840,690
Human Genome Sciences Inc *	89,178	2,728,847
Onyx Pharmaceuticals Inc *	30,362	890,821
Owens & Minor Inc	19,878	853,363
Other Securities		60,342,905

		65,656,626

Industrials - 15.7%

American Superconductor Corp * †	20,828	851,865
CLARCOR Inc	25,705	833,870
EMCOR Group Inc *	33,016	888,130
GrafTech International Ltd *	60,191	935,970
Nordson Corp	16,879	1,032,657
Regal-Beloit Corp	17,094	887,862
UAL Corp * †	81,100	1,047,001
Watson Wyatt Worldwide Inc ‘A’	20,376	968,268
Other Securities		65,274,450

		72,720,073

Information Technology - 18.1%

3Com Corp *	192,132	1,440,990
Atheros Communications Inc * †	31,403	1,075,239
Concur Technologies Inc * †	20,064	857,736
Informatica Corp * †	42,590	1,101,377
Jack Henry & Associates Inc	40,884	945,238
Parametric Technology Corp *	57,720	943,145
Polycom Inc *	40,134	1,002,146
Skyworks Solutions Inc *	82,020	1,163,864
Solera Holdings Inc	34,567	1,244,758
Other Securities		74,554,547

		84,329,040

Materials - 4.7%

Domtar Corp * †	20,600	1,141,446
Rock-Tenn Co ‘A’	18,381	926,586
W.R. Grace & Co *	35,650	903,728
Other Securities		18,822,422

		21,794,182

Telecommunication Services - 1.0%

Other Securities		4,637,050

Utilities - 3.2%

Cleco Corp	30,117	823,098
Nicor Inc	21,597	909,234
Piedmont Natural Gas Co Inc	36,568	978,194
Other Securities		12,096,969

		14,807,495

Total Common Stocks
(Cost $565,568,861)		459,549,927

CLOSED-END MUTUAL FUND - 0.0%

Other Security		74,641

Total Closed-End Mutual Fund
(Cost $124,206)		74,641

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.8%

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $8,407,005; collateralized by Federal Home Loan Bank: 1.625% due 04/05/12 and market value $300,750; Freddie Mac: 1.500% - 4.375% due 03/30/12 - 07/17/15 and market value $8,279,250)	$8,407,000	$8,407,000

Total Short-Term Investment
(Cost $8,407,000)		8,407,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.7%
(Cost $574,100,067)		468,034,581

	Shares
SECURITIES LENDING COLLATERAL - 11.0%

Pacific Select Liquidating Trust Ω	27,249,360	27,198,676
Pacific Select Sigma Liquidating Trust ¤ ж	3,686,017	156,693
State Street Navigator Securities Lending Trust-PSF Portfolio	23,766,685	23,766,685

Total Securities Lending Collateral
(Cost $50,411,515)		51,122,054

TOTAL INVESTMENTS - 111.7%
(Cost $624,511,582)		519,156,635

OTHER ASSETS & LIABILITIES, NET - (11.7%)		(54,185,974)

NET ASSETS - 100.0%		$464,970,661

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.0%
Information Technology	18.1%
Industrials	15.7%
Health Care	14.1%
Consumer Discretionary	13.6%
Short-Term Investment & Securities Lending Collateral	12.8%
Energy	5.1%
Materials	4.7%
Consumer Staples	3.4%
Utilities	3.2%
Telecommunication Services	1.0%

111.7%
Other Assets & Liabilities, Net	(11.7%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $156,693 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d)	0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Open futures contracts outstanding as of December 31, 2009 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 E-Mini (03/10)	91	$5,475,967	$201,523

(f) As of December 31, 2009, $398,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(g) Other Securities represent securities not identified as a top-fifty holding in terms of market value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2009.

(h) A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(i) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$3,013	$3,013	$-	$-
	Common Stocks (1)	459,549,927	459,549,927	-	-
	Closed-End Mutual Fund	74,641	74,641	-	-
	Short-Term Investment	8,407,000	-	8,407,000	-
	Securities Lending Collateral	51,122,054	-	51,122,054	-
	Investments in Other Financial Instruments (2)	201,523	201,523	-	-

	Total	$519,358,158	$459,829,104	$59,529,054	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.
(2) Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 94.4%

Consumer Discretionary - 6.6%

Aaron’s Inc †	256,500	$7,112,745
Dover Downs Gaming & Entertainment Inc †	98,700	373,086
Hillenbrand Inc	135,000	2,543,400
International Speedway Corp ‘A’ †	182,100	5,180,745
PetMed Express Inc †	43,300	763,379
Phillips-Van Heusen Corp	215,200	8,754,336
RadioShack Corp †	216,100	4,213,950
Sturm Ruger & Co Inc †	122,700	1,190,190
The Buckle Inc †	241,500	7,071,120
UniFirst Corp	19,900	957,389
Wolverine World Wide Inc	255,700	6,960,154

		45,120,494

Consumer Staples - 8.4%

Cal-Maine Foods Inc †	128,300	4,372,464
Casey’s General Stores Inc †	228,900	7,306,488
Corn Products International Inc †	249,200	7,284,116
Del Monte Foods Co	718,600	8,148,924
Embotelladora Andina SA ADR ‘B’ (Chile)	203,200	4,145,280
Ruddick Corp †	232,900	5,992,517
The J.M. Smucker Co †	101,000	6,236,750
Universal Corp †	144,200	6,576,962
Vector Group Ltd †	153,614	2,150,596
WD-40 Co	90,100	2,915,636
Weis Markets Inc †	63,500	2,308,860

		57,438,593

Energy - 12.0%

Alliance Resource Partners LP	15,800	685,246
Berry Petroleum Co ‘A’ †	219,100	6,386,765
Buckeye Partners LP	90,700	4,938,615
Cimarex Energy Co †	193,400	10,244,398
El Paso Pipeline Partners LP †	46,000	1,194,160
Frontier Oil Corp †	450,300	5,421,612
Holly Corp †	270,400	6,930,352
Linn Energy LLC	264,700	7,379,836
Magellan Midstream Partners LP	135,100	5,853,883
NuStar Energy LP	94,800	5,317,332
Southern Union Co †	316,000	7,173,200
Sunoco Logistics Partners LP	15,300	1,023,417
TC Pipelines LP	32,300	1,189,932
Tidewater Inc †	144,900	6,947,955
Tsakos Energy Navigation Ltd † (Bermuda)	137,700	2,018,682
Williams Partners LP	50,500	1,548,835
World Fuel Services Corp †	279,600	7,490,484

		81,744,704

Financials - 15.2%

Advance America Cash Advance Centers Inc †	439,300	2,442,508
American Equity Investment Life Holding Co †	196,900	1,464,936
American Financial Group Inc †	312,100	7,786,895
American Physicians Capital Inc †	56,000	1,697,920
Bank of Hawaii Corp †	169,400	7,971,964
Cash America International Inc †	157,700	5,513,192
Chimera Investment Corp REIT †	1,808,900	7,018,532
CreXus Investment Corp REIT * †	93,400	1,303,864
Cullen/Frost Bankers Inc †	140,700	7,035,000
Delphi Financial Group Inc ‘A’ †	248,648	5,562,256
Equity One Inc REIT †	277,100	4,480,707
Federated Investors Inc ‘B’ †	259,400	7,133,500
Franklin Street Properties Corp REIT †	343,400	5,017,074
Healthcare Realty Trust Inc REIT †	267,400	5,738,404
HRPT Properties Trust REIT †	761,700	4,928,199
Infinity Property & Casualty Corp †	90,800	3,690,112
Nationwide Health Properties Inc REIT †	215,200	7,570,736
PS Business Parks Inc REIT †	80,100	4,009,005
Raymond James Financial Inc †	198,000	4,706,460
RLI Corp †	90,200	4,803,150
Sovran Self Storage Inc REIT †	106,300	3,798,099

		103,672,513

Health Care - 7.5%

Hill-Rom Holdings Inc †	139,400	3,344,206
Invacare Corp †	155,200	3,870,688
Owens & Minor Inc †	176,300	7,568,559
PerkinElmer Inc †	376,303	7,748,079
STERIS Corp †	222,100	6,212,137
Teleflex Inc †	139,800	7,533,822
The Cooper Cos Inc †	236,400	9,011,568
West Pharmaceutical Services Inc †	152,700	5,985,840

		51,274,899

Industrials - 13.4%

Acuity Brands Inc †	195,100	6,953,364
American Ecology Corp †	51,200	872,448
Applied Industrial Technologies Inc †	191,500	4,226,405
Barnes Group Inc †	245,700	4,152,330
Belden Inc	205,200	4,497,984
Bucyrus International Inc	176,600	9,954,942
Crane Co †	257,200	7,875,464
Curtiss-Wright Corp †	190,900	5,978,988
Ennis Inc †	264,400	4,439,276
Harsco Corp	224,300	7,229,189
KBR Inc	372,500	7,077,500
Lennox International Inc	179,800	7,019,392
SkyWest Inc	228,600	3,867,912
The Brink’s Co †	219,900	5,352,366
Tomkins PLC ADR (United Kingdom)	71,500	893,750
Triumph Group Inc †	90,000	4,342,500
Valmont Industries Inc †	86,600	6,793,770

		91,527,580

Information Technology - 2.6%

Diebold Inc †	229,400	6,526,430
Himax Technologies Inc ADR † (Cayman)	235,200	651,504
Jabil Circuit Inc †	511,300	8,881,281
MTS Systems Corp †	58,500	1,681,290

		17,740,505

Materials - 14.6%

AMCOL International Corp †	98,200	2,790,844
Bemis Co Inc	280,400	8,313,860
Commercial Metals Co †	480,700	7,522,955
Compass Minerals International Inc †	145,600	9,782,864
IAMGOLD Corp (TSE) (Canada)	519,800	8,129,672
Innophos Holdings Inc †	142,800	3,282,972
International Flavors & Fragrances Inc †	178,600	7,347,604
Methanex Corp (NASDAQ) (Canada)	260,000	5,067,400
Royal Gold Inc †	190,245	8,960,539
RPM International Inc †	412,900	8,394,257
Sensient Technologies Corp †	242,500	6,377,750
Sonoco Products Co †	259,500	7,590,375
Terra Industries Inc	214,800	6,914,412
The Lubrizol Corp	130,400	9,512,680

		99,988,184

Telecommunication Services - 0.2%

Partner Communications Co Ltd ADR (Israel)	51,800	1,054,130

Utilities - 13.9%

AGL Resources Inc †	198,600	7,242,942
American Water Works Co Inc †	345,800	7,749,378
Amerigas Partners LP	40,600	1,596,798
Atmos Energy Corp †	243,100	7,147,140
Avista Corp †	181,600	3,920,744

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Cleco Corp †	262,900	$7,185,057
Energen Corp	183,400	8,583,120
National Fuel Gas Co †	168,200	8,410,000
OGE Energy Corp †	217,400	8,019,886
Southwest Gas Corp †	183,300	5,229,549
Suburban Propane Partners LP	74,700	3,516,876
UGI Corp	254,900	6,166,031
Vectren Corp †	253,000	6,244,040
Westar Energy Inc †	343,900	7,469,508
WGL Holdings Inc †	193,000	6,473,220

		94,954,289

Total Common Stocks
(Cost $559,089,939)		644,515,891

CLOSED-END MUTUAL FUND - 1.0%

Central Fund of Canada Ltd ‘A’ (Canada)	479,200	6,603,376

Total Closed-End Mutual Fund
(Cost $5,729,249)		6,603,376

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.9%

Repurchase Agreement - 4.9%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $33,647,019; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $34,320,000)	$33,647,000	33,647,000

Total Short-Term Investment
(Cost $33,647,000)		33,647,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.3%
(Cost $598,466,188)		684,766,267

	Shares
SECURITIES LENDING COLLATERAL - 6.7%

Pacific Select Liquidating Trust Ω	19,010,629	18,975,269
Pacific Select Sigma Liquidating Trust ¤ ж	3,415,456	145,191
State Street Navigator Securities Lending Trust-PSF Portfolio	26,808,627	26,808,627

Total Securities Lending Collateral
(Cost $45,397,595)		45,929,087

TOTAL INVESTMENTS - 107.0%
(Cost $643,863,783)		730,695,354

OTHER ASSETS & LIABILITIES, NET - (7.0%)		(48,103,777)

NET ASSETS - 100.0%		$682,591,577

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	15.2%
Materials	14.6%
Utilities	13.9%
Industrials	13.4%
Energy	12.0%
Short-Term Investment & Securities Lending Collateral	11.6%
Consumer Staples	8.4%
Health Care	7.5%
Consumer Discretionary	6.6%
Information Technology	2.6%
Closed-End Mutual Fund	1.0%
Telecommunication Services	0.2%

107.0%
Other Assets & Liabilities, Net	(7.0%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $145,191 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d)	0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$644,515,891	$644,515,891	$-	$-
	Closed-End Mutual Fund	6,603,376	6,603,376	-	-
	Short-Term Investment	33,647,000	-	33,647,000	-
	Securities Lending Collateral	45,929,087	-	45,929,087	-

	Total	$730,695,354	$651,119,267	$79,576,087	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
PREFERRED STOCKS - 7.3%

Brazil - 7.3%

Cia de Bebidas das Americas ADR †	127,930	$12,932,444
Lojas Americanas SA	3,005,028	26,805,333
Net Servicos de Comunicacao SA *	931,951	12,847,113
Petroleo Brasileiro SA ADR	1,038,900	44,038,971
Vale SA ADR †	1,208,480	29,994,474

		126,618,335

Total Preferred Stocks
(Cost $90,461,587)		126,618,335

COMMON STOCKS - 90.0%

Bermuda - 0.7%

Credicorp Ltd	105,283	8,108,897
Dairy Farm International Holdings Ltd +	568,500	3,395,365
Jardine Strategic Holdings Ltd +	36,126	633,424

		12,137,686

Brazil - 6.1%

B2W Cia Global do Varejo	361,000	9,911,430
BM&F BOVESPA SA	2,169,443	15,264,605
Cyrela Brazil Realty SA Empreendimentos e Paricipacoes	913,000	12,848,076
Diagnosticos da America SA	182,560	5,975,930
Embraer-Empresa Brasileira de Aeronautica SA ADR * †	661,513	14,626,052
Gafisa SA	243,000	3,941,597
Natura Cosmeticos SA	1,797,850	37,495,654
Weg SA	586,700	6,200,620

		106,263,964

Canada - 0.4%

Niko Resources Ltd	66,700	6,275,546

Cayman - 3.0%

Baidu Inc ADR * †	19,500	8,018,985
Ctrip.com International Ltd ADR *	115,300	8,285,458
SINA Corp * †	297,500	13,441,050
Tencent Holdings Ltd +	840,200	18,171,607
Tingyi Holding Corp +	1,662,000	4,112,616

		52,029,716

Chile - 1.6%

Banco Santander Chile SA	81,326,910	4,912,149
Cencosud SA	5,795,738	19,610,370
Parque Arauco SA	980,036	1,120,151
Sociedad Quimica y Minera de Chile SA ADR	60,000	2,254,200

		27,896,870

China - 1.8%

China Shenhua Energy Co Ltd ‘H’ +	2,377,000	11,538,682
PetroChina Co Ltd ‘H’ +	5,936,000	7,057,005
Shanghai Zhenhua Heavy Industry Co Ltd ‘B’ +	6,697,959	5,648,449
Travelsky Technology Ltd ‘H’ +	6,154,000	6,202,767
Wumart Stores Inc ‘H’ +	707,000	1,114,388

		31,561,291

Colombia - 0.9%

Almacenes Exito SA GDR ~	547,100	5,221,960
BanColombia SA ADR †	239,100	10,881,441

		16,103,401

Denmark - 1.3%

Carlsberg AS ‘B’ +	309,500	22,783,712

Egypt - 2.7%

Commercial International Bank +	1,730,858	17,200,330
Eastern Tobacco Co SAE +	164,798	3,416,350
Egyptian Financial Group-Hermes Holding +	1,456,781	6,633,518
Orascom Telecom Holding SAE +	4,093,068	18,716,648

		45,966,846

France - 0.2%

CFAO SA *	76,748	3,154,333

Hong Kong - 9.0%

China Mobile Ltd +	2,396,000	22,293,589
China Resources Enterprise Ltd +	6,690,000	24,303,966
China Unicom Hong Kong Ltd +	8,010,000	10,511,233
CNOOC Ltd +	21,030,000	32,763,505
Hang Lung Properties Ltd +	6,149,000	24,106,239
Hong Kong Exchanges & Clearing Ltd +	1,728,000	30,745,245
Television Broadcasts Ltd +	2,212,920	10,631,750

		155,355,527

India - 12.7%

ABB Ltd India +	191,021	3,141,602
Cairn India Ltd * +	816,500	4,924,768
Colgate-Palmolive India Ltd +	117,100	1,656,489
Divi’s Laboratories Ltd +	562,642	8,164,347
HDFC Bank Ltd ADR †	337,542	43,907,464
Hindustan Unilever Ltd +	1,607,253	9,109,215
Housing Development Finance Corp +	415,960	23,799,163
Infosys Technologies Ltd +	1,421,644	79,121,739
ITC Ltd +	529,620	2,844,158
Sun Pharmaceutical Industries Ltd +	172,300	5,569,825
Tata Consultancy Services Ltd +	1,213,726	19,569,118
Zee Entertainment Enterprises Ltd +	3,453,968	18,933,376

		220,741,264

Indonesia - 2.7%

P.T. Astra International Tbk +	2,881,270	10,592,683
P.T. Bank Central Asia Tbk +	17,809,900	9,116,296
P.T. Telekomunikasi Indonesia Tbk +	23,337,353	23,230,596
P.T. Unilever Indonesia Tbk +	3,833,500	4,446,421

		47,385,996

Kenya - 0.1%

East African Breweries Ltd +	608,663	1,167,972

Luxembourg - 1.8%

Oriflame Cosmetics SA SDR +	178,600	10,648,644
Tenaris SA ADR †	487,400	20,787,610

		31,436,254

Mexico - 9.0%

America Movil SAB de CV ‘L’ ADR	979,930	46,037,111
Bolsa Mexicana de Valores SA de CV *	300,933	353,335
Corporacion GEO SAB de CV ‘B’ *	2,106,060	5,592,763
Fomento Economico Mexicano SAB de CV	4,219,300	20,241,803
Fomento Economico Mexicano SAB de CV ADR	184,930	8,854,448
Grupo Modelo SAB de CV ‘C’ *	3,866,000	21,454,793
Grupo Televisa SA ADR	1,145,200	23,774,352
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	3,432,600	3,476,682
SARE Holding SAB de CV ‘B’ *	6,607,039	2,424,231
Wal-Mart de Mexico SAB de CV ‘V’	5,422,783	24,166,660

		156,376,178

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Norway - 0.2%

DNO International ASA * +	4,633,820	$4,036,958

Philippines - 2.7%

Jollibee Foods Corp +	4,915,788	5,823,984
Philippine Long Distance Telephone Co +	155,330	8,769,176
SM Investments Corp +	808,090	5,700,049
SM Prime Holdings Inc +	125,948,520	26,525,818

		46,819,027

Russia - 5.8%

Gazprom OAO ADR +	947,000	23,913,752
Magnit OAO +	652,843	48,269,700
NovaTek OAO GDR (LI) +	177,100	11,568,383
NovaTek OAO GDR (OTC) ~ +	241,466	15,772,846

		99,524,681

South Africa - 5.2%

Anglo Platinum Ltd * +	161,560	17,250,115
Impala Platinum Holdings Ltd +	899,225	24,579,620
JSE Ltd +	130,398	1,062,952
MTN Group Ltd +	1,309,200	20,837,673
Standard Bank Group Ltd +	1,440,563	19,786,319
Tiger Brands Ltd +	256,172	5,916,828

		89,433,507

South Korea - 4.3%

GS Engineering & Construction Corp * +	42,625	3,952,145
Hyundai Engineering & Construction Co Ltd +	169,492	10,281,103
Mirae Asset Securities Co Ltd +	219,020	12,203,919
NHN Corp * +	168,957	27,924,854
Shinsegae Co Ltd * +	44,084	20,361,892

		74,723,913

Taiwan - 7.1%

Epistar Corp +	3,126,000	11,696,789
Epistar Corp GDR * ~	185,500	3,364,970
HTC Corp +	791,750	9,070,740
MediaTek Inc +	2,059,864	35,789,214
Synnex Technology International Corp +	1,297,502	2,802,294
Taiwan Semiconductor Manufacturing Co Ltd +	30,069,376	60,604,023

		123,328,030

Turkey - 4.5%

Aksigorta AS +	1,074,872	3,753,113
Anadolu Efes Biracilik Ve Malt Sanayii AS +	805,588	8,997,536
BIM Birlesik Magazalar AS +	109,365	5,085,835
Enka Insaat ve Sanayi AS +	4,025,658	18,651,662
Haci Omer Sabanci Holding AS +	2,734,558	10,642,985
Turkcell Iletisim Hizmetleri AS +	3,730,600	26,459,993
Yapi ve Kredi Bankasi AS * +	2,135,858	4,706,197

		78,297,321

United Arab Emirates - 0.3%

DP World Ltd +	11,421,800	4,855,761

United Kingdom - 5.3%

Anglo American PLC * +	961,880	41,656,724
SABMiller PLC +	1,280,460	37,637,991
Tullow Oil PLC +	564,560	11,844,718

		91,139,433

United States - 0.6%

Sohu.com Inc * †	167,400	9,588,672

Total Common Stocks
(Cost $1,136,681,630)		1,558,383,859

	Principal
	Amount
CORPORATE NOTES - 0.0%

India - 0.0%

Trent Ltd
2.000% due 07/07/10	INR 1,458,200	180,571

Total Corporate Notes
(Cost $0)		180,571

SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $48,449,027; collateralized by Freddie Mac: 4.375% due 07/17/15 and market value $49,421,750)	$48,449,000	48,449,000

Total Short-Term Investment
(Cost $48,449,000)		48,449,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.1%
(Cost $1,275,592,217)		1,733,631,765

	Shares
SECURITIES LENDING COLLATERAL - 2.2%

Pacific Select Liquidating Trust Ω	21,381,447	21,341,678
Pacific Select Sigma Liquidating Trust ¤ ж	1,313,592	55,841
State Street Navigator Securities Lending Trust-PSF Portfolio	17,177,067	17,177,067

Total Securities Lending Collateral
(Cost $38,083,991)		38,574,586

TOTAL INVESTMENTS - 102.3%
(Cost $1,313,676,208)		1,772,206,351

OTHER ASSETS & LIABILITIES, NET - (2.3%)		(39,649,488)

NET ASSETS - 100.0%		$1,732,556,863

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Consumer Staples	19.7%
Information Technology	17.6%
Financials	15.9%
Energy	11.2%
Consumer Discretionary	10.4%
Telecommunication Services	10.2%
Materials	6.7%
Short-Term Investment & Securities Lending Collateral	5.0%
Industrials	4.5%
Health Care	1.1%

102.3%
Other Assets & Liabilities, Net	(2.3%)

100.0%

(b)	As of December 31, 2009, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Brazil	13.4%
India	12.7%
Hong Kong	9.0%
Mexico	9.0%
Taiwan	7.1%
Russia	5.8%
United States	5.6%
United Kingdom	5.3%
South Africa	5.2%
Turkey	4.5%
South Korea	4.3%
Cayman	3.0%
Egypt	2.7%
Indonesia	2.7%
Philippines	2.7%
China	1.8%
Luxembourg	1.8%
Chile	1.6%
Denmark	1.3%
Colombia	0.9%
Bermuda	0.7%
Canada	0.4%
United Arab Emirates	0.3%
France	0.2%
Norway	0.2%
Kenya	0.1%

102.3%
Other Assets & Liabilities, Net	(2.3%)

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $1,126,810,461 or 65.0% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $55,841 or less than 0.1% of the net assets were in default as of December 31, 2009.

(f)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(g)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$126,618,335	$126,618,335	$-	$-
	Common Stocks
	Bermuda	12,137,686	8,108,897	4,028,789	-
	Brazil	106,263,964	106,263,964	-	-
	Canada	6,275,546	6,275,546	-	-
	Cayman	52,029,716	29,745,493	22,284,223	-
	Chile	27,896,870	27,896,870	-	-
	China	31,561,291	-	31,561,291	-
	Colombia	16,103,401	10,881,441	5,221,960	-
	Denmark	22,783,712	-	22,783,712	-
	Egypt	45,966,846	-	45,966,846	-
	France	3,154,333	3,154,333	-	-
	Hong Kong	155,355,527	-	155,355,527	-
	India	220,741,264	43,907,463	176,833,801	-
	Indonesia	47,385,996	-	47,385,996	-
	Kenya	1,167,972	-	1,167,972	-
	Luxembourg	31,436,254	20,787,610	10,648,644	-
	Mexico	156,376,178	156,376,178	-	-
	Norway	4,036,958	-	4,036,958	-
	Philippines	46,819,027	-	46,819,027	-
	Russia	99,524,681	-	83,751,835	15,772,846
	South Africa	89,433,507	-	89,433,507	-
	South Korea	74,723,913	-	74,723,913	-
	Taiwan	123,328,030	3,364,970	119,963,060	-
	Turkey	78,297,321	-	78,297,321	-
	United Arab Emirates	4,855,761	-	4,855,761	-
	United Kingdom	91,139,433	-	91,139,433	-
	United States	9,588,672	9,588,672	-	-

		1,558,383,859	426,351,437	1,116,259,576	15,772,846

	Corporate Notes	180,571	-	180,571	-
	Short-Term Investment	48,449,000	-	48,449,000	-
	Securities Lending Collateral	38,574,586	-	38,574,586	-

	Total	$1,772,206,351	$552,969,772	$1,203,463,733	$15,772,846

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

							Change in Net
				Total Change			Unrealized
				in Net			Appreciation on
	Value,	Net	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning	Purchases	Realized	Appreciation	In and/or	Value,	Held at the End of
	of Year	(Sales)	Gains (Losses)	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Common Stock
Russia	$-	($3,750,295)	($1,621,005)	$15,930,252	$5,213,894	$15,772,846	$15,930,252
Corporate Notes	21,004	(43,308)	43,308	(21,004)	-	-	-

	$21,004	($3,793,603)	($1,577,697)	$15,909,248	$5,213,894	$15,772,846	$15,930,252

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 99.5%

Austria - 0.5%

Erste Group Bank AG +	369,713	$13,738,139

Bermuda - 0.8%

Li & Fung Ltd +	4,839,200	20,007,352

Canada - 2.5%

Canadian National Railway Co (NYSE)	1,180,090	64,149,692

Czech Republic - 0.7%

Komercni Banka AS +	79,808	17,101,089

France - 19.3%

Air Liquide SA +	406,593	48,355,254
AXA SA +	2,156,248	50,626,492
Danone SA +	623,128	38,198,912
GDF Suez † +	1,236,086	53,548,509
Legrand SA † +	853,639	23,758,199
LVMH Moet Hennessy Louis Vuitton SA † +	888,537	99,629,616
Pernod-Ricard SA † +	512,472	43,821,324
Schneider Electric SA +	674,698	78,448,906
Total SA +	662,960	42,581,883
Vivendi +	823,153	24,430,969

		503,400,064

Germany - 12.0%

Bayer AG +	846,787	67,762,900
Beiersdorf AG +	469,120	30,919,410
Deutsche Boerse AG +	499,150	41,334,439
E.ON AG +	537,302	22,552,749
Linde AG +	759,650	91,524,360
Merck KGaA +	412,595	38,688,118
SAP AG +	432,350	20,611,492

		313,393,468

Hong Kong - 0.6%

CNOOC Ltd +	10,709,000	16,683,993

India - 1.6%

Infosys Technologies Ltd ADR	759,000	41,949,930

Italy - 0.7%

Intesa Sanpaolo SPA * +	4,188,248	18,847,203

Japan - 11.7%

Aeon Credit Service Co Ltd † +	1,196,700	11,553,008
Canon Inc +	1,088,700	46,311,619
FANUC Ltd +	339,700	31,660,706
Hirose Electric Co Ltd +	134,600	14,112,833
HOYA Corp +	1,985,100	52,967,434
INPEX Corp +	6,422	48,557,420
Kao Corp +	438,300	10,272,309
Konica Minolta Holdings Inc +	1,342,500	13,834,761
Lawson Inc +	610,100	26,945,183
Shin-Etsu Chemical Co Ltd +	613,300	34,625,898
Tokyo Electron Ltd +	194,300	12,471,734

		303,312,905

Mexico - 0.8%

America Movil SAB de CV ‘L’ ADR	424,930	19,963,211

Netherlands - 7.3%

Heineken NV +	1,629,950	77,379,501
ING Groep NV CVA * +	2,715,926	26,155,421
TNT NV +	1,473,452	45,269,598
Wolters Kluwer NV +	1,889,350	41,319,532

		190,124,052

Singapore - 1.0%

Singapore Telecommunications Ltd +	12,435,680	27,391,018

South Africa - 0.6%

MTN Group Ltd +	1,050,030	16,712,635

South Korea - 1.4%

Samsung Electronics Co Ltd +	53,334	36,572,704

Switzerland - 15.8%

Actelion Ltd * +	276,552	14,770,741
Cie Financiere Richemont SA ‘A’ +	954,034	32,081,154
Givaudan SA † +	66,182	52,956,518
Julius Baer Group Ltd	1,158,019	40,725,730
Nestle SA † +	2,374,929	115,263,830
Roche Holding AG +	667,146	114,090,511
Sonova Holding AG † +	111,313	13,485,576
Swiss Reinsurance Co Ltd +	246,361	11,801,831
UBS AG (XVTX) * +	1,004,305	15,639,253

		410,815,144

Taiwan - 1.3%

Taiwan Semiconductor
Manufacturing Co Ltd ADR	2,869,682	32,829,162

United Kingdom - 18.7%

BHP Billiton PLC +	539,250	17,191,299
Burberry Group PLC +	2,397,620	23,028,248
Diageo PLC +	3,385,776	59,068,753
GlaxoSmithKline PLC +	337,015	7,146,709
Hays PLC +	7,515,000	12,566,764
HSBC Holdings PLC (LI) +	4,939,125	56,347,260
Ladbrokes PLC +	3,840,388	8,496,967
Reckitt Benckiser Group PLC +	1,720,598	93,136,222
Royal Dutch Shell PLC ‘A’ (LI) +	1,483,323	44,885,736
Smiths Group PLC +	1,646,852	26,846,865
Standard Chartered PLC † +	1,750,382	44,190,008
Tesco PLC +	2,841,429	19,602,426
William Hill PLC +	6,689,884	20,028,321
WPP PLC +	5,418,948	52,998,965

		485,534,543

United States - 2.2%

Synthes Inc +	431,754	56,598,066

Total Common Stocks
(Cost $2,540,371,551)		2,589,124,370

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.5%
(Cost $2,540,371,551)		2,589,124,370

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

SECURITIES LENDING COLLATERAL - 1.6%

Pacific Select Liquidating Trust Ω	37,621,359	$37,551,383
Pacific Select Sigma Liquidating Trust ¤ ж	908,347	38,614
State Street Navigator Securities Lending Trust-PSF Portfolio	4,220,116	4,220,116

Total Securities Lending Collateral
(Cost $41,006,380)		41,810,113

TOTAL INVESTMENTS - 101.1%
(Cost $2,581,377,931)		2,630,934,483

OTHER ASSETS & LIABILITIES, NET - (1.1%)		(29,277,116)

NET ASSETS - 100.0%		$2,601,657,367

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Consumer Staples	19.8%
Financials	13.4%
Consumer Discretionary	12.4%
Health Care	12.0%
Industrials	10.9%
Information Technology	10.4%
Materials	9.4%
Energy	5.9%
Utilities	2.9%
Telecommunication Services	2.4%
Securities Lending Collateral	1.6%

101.1%
Other Assets & Liabilities, Net	(1.1%)

100.0%

(b) As of December 31, 2009, the portfolio was diversified by geographical region as a percentage of net assets as follows:

France	19.3%
United Kingdom	18.7%
Switzerland	15.8%
Germany	12.0%
Japan	11.7%
Netherlands	7.3%
United States	3.8%
Canada	2.5%
India	1.6%
South Korea	1.4%
Taiwan	1.3%
Singapore	1.0%
Bermuda	0.8%
Mexico	0.8%
Czech Republic	0.7%
Italy	0.7%
Hong Kong	0.6%
South Africa	0.6%
Austria	0.5%

101.1%
Other Assets & Liabilities, Net	(1.1%)

100.0%

(c) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d) Securities with a total aggregate market value of $2,389,506,645 or 91.8% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e) Securities with a total aggregate market value of $38,614 or less than 0.1% of the net assets were in default as of December 31, 2009.

(f) Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(g) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Austria	$13,738,139	$-	$13,738,139	$-
	Bermuda	20,007,352	-	20,007,352	-
	Canada	64,149,692	64,149,692	-	-
	Czech Republic	17,101,089	-	17,101,089	-
	France	503,400,064	-	503,400,064	-
	Germany	313,393,468	-	313,393,468	-
	Hong Kong	16,683,993	-	16,683,993	-
	India	41,949,930	41,949,930	-	-
	Italy	18,847,203	-	18,847,203	-
	Japan	303,312,905	-	303,312,905	-
	Mexico	19,963,211	19,963,211	-	-
	Netherlands	190,124,052	-	190,124,052	-
	Singapore	27,391,018	-	27,391,018	-
	South Africa	16,712,635	-	16,712,635	-
	South Korea	36,572,704	-	36,572,704	-
	Switzerland	410,815,144	40,725,730	370,089,414	-
	Taiwan	32,829,162	32,829,162	-	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
United Kingdom	$485,534,543	$-	$485,534,543	$-
United States	56,598,066	-	56,598,066	-

	2,589,124,370	199,617,725	2,389,506,645	-

Securities Lending Collateral	41,810,113	-	41,810,113	-

Total	$2,630,934,483	$199,617,725	$2,431,316,758	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

South Korea - 0.0%

Other Security		$6,500

Total Rights
(Cost $0)		6,500

PREFERRED STOCKS - 0.3%

Germany - 0.3%

Other Security		2,417,929

Total Preferred Stocks
(Cost $1,379,792)		2,417,929

COMMON STOCKS - 98.6%

Australia - 7.0%

Challenger Financial Services Group Ltd +	2,013,007	7,576,863
Kingsgate Consolidated Ltd +	597,049	4,922,615
MacArthur Coal Ltd +	596,204	5,984,912
Other Securities		43,199,301

		61,683,691

Austria - 1.2%

Andritz AG +	101,655	5,860,528
Oesterreichische Post AG † +	161,829	4,407,948

		10,268,476

Belgium - 1.1%

Other Securities		10,091,075

Bermuda - 1.9%

Midland Holdings Ltd +	5,342,000	4,588,402
Other Securities		12,109,948

		16,698,350

Canada - 9.5%

Alimentation Couche Tard Inc ‘B’	250,307	4,982,925
Consolidated Thompson Iron Mines Ltd *	780,600	5,045,519
Corus Entertainment Inc ‘B’	280,200	5,318,133
Home Capital Group Inc	166,063	6,645,060
Pacific Rubiales Energy Corp * †	313,600	4,632,710
Other Securities		57,498,914

		84,123,261

Cyprus 0.3%

Other Securities		2,639,283

Denmark - 1.8%

Other Securities		16,081,925

Finland - 0.4%

Other Security		3,759,026

France - 5.5%

Publicis Groupe SA † +	176,750	7,186,681
Rhodia SA * +	308,615	5,501,614
SCOR SE +	200,855	5,045,888
SEB SA +	85,950	4,875,820
Societe BIC SA +	76,500	5,285,009
Other Securities		21,293,023

		49,188,035

Germany - 6.3%

Adidas AG +	90,900	4,923,638
Bilfinger Berger AG +	102,350	7,838,462
Demag Cranes AG +	176,675	5,876,823
Hannover Rueckversicherung AG * +	127,484	5,956,098
Infineon Technologies AG * +	1,624,159	9,035,813
MTU Aero Engines Holding AG +	121,150	6,593,532
Tognum AG +	302,647	5,009,927
Other Securities		10,291,185

		55,525,478

Greece - 0.5%

Other Securities		4,329,482

Hong Kong - 0.1%

Other Securities		985,284

Ireland - 2.1%

DCC PLC +	234,637	6,558,288
Other Securities		12,382,458

		18,940,746

Italy - 4.8%

Maire Tecnimont SPA +	1,358,435	4,807,210
Prysmian SPA +	311,131	5,430,862
Recordati SPA +	732,901	5,439,752
Other Securities		26,864,744

		42,542,568

Japan - 18.9%

EDION Corp † +	461,000	4,980,767
Musashi Seimitsu Industry Co Ltd +	256,600	5,979,950
The Okinawa Electric Power Co Inc +	92,600	4,945,248
Other Securities		151,639,620

		167,545,585

Luxembourg - 0.7%

Acergy SA † +	407,332	6,416,525

Netherlands - 4.0%

CSM NV +	211,657	5,559,519
Imtech NV +	200,448	5,401,460
Ten Cate NV † +	218,938	5,751,523
Other Securities		18,465,829

		35,178,331

Norway - 1.3%

Atea ASA +	582,800	5,017,216
TGS Nopec Geophysical Co ASA * +	381,700	6,894,248

		11,911,464

Portugal - 0.1%

Other Security		589,817

Singapore - 1.0%

Other Securities		8,677,993

South Korea - 4.6%

Other Securities		41,201,403

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Spain - 3.1%

Bolsas y Mercados Espanoles † +	138,516	$4,467,624
Other Securities		23,173,568

		27,641,192

Sweden - 1.0%

Other Securities		8,501,185

Switzerland - 5.0%

Baloise Holding AG +	76,705	6,368,611
Clariant AG * +	489,042	5,782,977
Galenica AG † +	16,428	5,949,228
Helvetia Holding AG +	21,128	6,543,239
Noble Corp	112,400	4,574,680
Other Securities		15,300,323

		44,519,058

United Kingdom - 16.1%

Atkins WS PLC +	445,071	4,383,799
Firstgroup PLC +	782,159	5,350,479
GKN PLC * +	2,348,264	4,398,234
IMI PLC +	699,695	5,836,378
Jardine Lloyd Thompson Group PLC +	592,628	4,621,117
Next PLC +	234,767	7,849,694
Petrofac Ltd +	317,729	5,318,770
Sthree PLC +	1,085,864	5,155,182
Other Securities		100,359,236

		143,272,889

United States - 0.3%

Other Security		2,474,010

Total Common Stocks
(Cost $786,703,012)		874,786,132

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $6,362,004; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $6,490,000)	$6,362,000	6,362,000

Total Short-Term Investment
(Cost $6,362,000)		6,362,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.6%
(Cost $794,444,804)		883,572,561

	Shares
SECURITIES LENDING COLLATERAL - 2.6%

Pacific Select Liquidating Trust Ω	10,378,203	10,358,899
Pacific Select Sigma Liquidating Trust ¤ ж	613,305	26,071
State Street Navigator Securities Lending Trust-PSF Portfolio	12,981,386	12,981,386

Total Securities Lending Collateral
(Cost $23,129,259)		23,366,356

TOTAL INVESTMENTS - 102.2%
(Cost $817,574,063)		906,938,917

OTHER ASSETS & LIABILITIES, NET - (2.2%)		(19,900,159)

NET ASSETS - 100.0%		$887,038,758

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Industrials	22.7%
Consumer Discretionary	18.8%
Financials	15.3%
Materials	14.1%
Information Technology	7.4%
Consumer Staples	6.0%
Energy	5.9%
Health Care	5.9%
Short-Term Investment & Securities Lending Collateral	3.3%
Utilities	1.6%
Telecommunication Services	1.2%

102.2%
Other Assets & Liabilities, Net	(2.2%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

(b)	As of December 31, 2009, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Japan	18.9%
United Kingdom	16.1%
Canada	9.5%
Australia	7.0%
Germany	6.6%
France	5.5%
Switzerland	5.0%
Italy	4.8%
South Korea	4.6%
Netherlands	4.0%
United States	3.6%
Spain	3.1%
Ireland	2.1%
Bermuda	1.9%
Denmark	1.8%
Norway	1.3%
Austria	1.2%
Belgium	1.1%
Singapore	1.0%
Sweden	1.0%
Luxembourg	0.7%
Greece	0.5%
Finland	0.4%
Cyprus	0.3%
Hong Kong	0.1%
Portugal	0.1%

102.2%
Other Assets & Liabilities, Net	(2.2%)

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities, including those listed under Other Securities, with a total aggregate market value of $787,330,200 or 88.8% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $26,071 or less than 0.1% of the net assets were in default as of December 31, 2009.

(f)	0.4% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(g)	Forward foreign currency contracts outstanding as of December 31, 2009 were as follows:

		Principal
		Amount		Unrealized
Contracts		Covered by		Appreciation
to Buy or to Sell	Currency	Contracts	Expiration	(Depreciation)
Sell	EUR	3,573,000	01/10	($19,677)
Sell	GBP	1,774,000	01/10	(14,991)
Sell	JPY	285,661,000	01/10	88,412

				$53,744

(h)	Other Securities represent securities not identified as a top-fifty holding in terms of market value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2009.

(i)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(j)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$6,500	$-	$6,500	$-
	Preferred Stocks (1)	2,417,929	-	2,417,929	-
	Common Stocks
	Australia	61,683,691	-	61,658,588	25,103
	Austria	10,268,476	-	10,268,476	-
	Belgium	10,091,075	-	10,091,075	-
	Bermuda	16,698,350	-	16,698,350	-
	Canada	84,123,261	84,123,261	-	-
	Cyprus	2,639,283	-	2,639,283	-
	Denmark	16,081,925	-	16,081,925	-
	Finland	3,759,026	-	3,759,026	-
	France	49,188,035	-	49,188,035	-
	Germany	55,525,478	-	55,525,478	-
	Greece	4,329,482	-	4,329,482	-
	Hong Kong	985,284	-	985,284	-
	Ireland	18,940,746	-	18,940,746	-
	Italy	42,542,568	-	42,542,568	-
	Japan	167,545,585	-	167,545,585	-
	Luxembourg	6,416,525	-	6,416,525	-
	Netherlands	35,178,331	-	35,178,331	-
	Norway	11,911,464	-	11,911,464	-
	Portugal	589,817	-	589,817	-
	Singapore	8,677,993	-	8,677,993	-
	South Korea	41,201,403	-	41,201,403	-
	Spain	27,641,192	-	27,641,192	-
	Sweden	8,501,185	-	8,501,185	-
	Switzerland	44,519,058	4,574,680	39,944,378	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
	United Kingdom	$143,272,889	$-	$143,272,889	$-
	United States	2,474,010	2,474,010	-	-

		874,786,132	91,171,951	783,589,078	25,103

	Short-Term Investment	6,362,000	-	6,362,000	-
	Securities Lending Collateral	23,366,356	-	23,366,356	-
	Investments in Other Financial Instruments (2)	88,412	-	88,412	-

		907,027,329	91,171,951	815,830,275	25,103

Liabilities	Investments in Other Financial Instruments (2)	(34,668)	-	(34,668)	-

	Total	$906,992,661	$91,171,951	$815,795,607	$25,103

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

Change in Net
Unrealized
				Total Change			Depreciation on
	Value,	Net	Total Net	in Net	Transfers		Level 3 Holdings
	Beginning	Purchases	Realized	Unrealized	In and/or	Value,	Held at the End of
	of Year	(Sales)	Gains (Losses)	Depreciation	Out of Level 3	End of Year	Year, if Applicable
Common Stocks	$-	$25,613	$-	($510)	$-	$25,103	($510)

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

Belgium - 0.0%

Fortis Bank AS Exp. 12/31/49 * +	1,200,600	$2

Total Rights
(Cost $0)		2

COMMON STOCKS - 97.9%

Australia - 5.3%

Amcor Ltd +	1,417,479	7,891,608
Australia & New Zealand Banking Group Ltd +	1,026,100	20,910,335
Bendigo and Adelaide Bank Ltd +	1,032,900	9,066,744
BHP Billiton Ltd +	212,200	8,120,201
Lend Lease Corp Ltd +	646,000	5,963,198
Macquarie Group Ltd † +	411,500	17,631,249
Macquarie Infrastructure Group +	5,629,650	6,705,117
MAP Group +	4,160,991	11,262,386
National Australia Bank Ltd +	926,421	22,608,469

		110,159,307

Bermuda - 0.6%

Esprit Holdings Ltd +	1,073,694	7,123,600
Noble Group Ltd +	2,606,000	5,977,513

		13,101,113

Canada - 2.9%

Bombardier Inc ‘B’	2,616,500	12,008,606
National Bank of Canada †	227,700	13,115,311
Nexen Inc	553,845	13,355,616
Suncor Energy Inc (TSE)	403,200	14,345,338
Talisman Energy Inc	401,100	7,551,426

		60,376,297

Denmark - 1.0%

Carlsberg AS ‘B’ +	100,375	7,389,063
Danske Bank AS * +	586,100	13,157,596

		20,546,659

Finland - 1.0%

Nokia OYJ +	1,558,500	20,151,400

France - 14.2%

BNP Paribas +	428,780	34,009,998
Casino Guichard-Perrachon SA † +	129,500	11,537,820
Cie de Saint-Gobain † +	218,600	11,858,246
Credit Agricole SA † +	1,162,612	20,403,691
Electricite de France SA † +	288,000	17,116,796
France Telecom SA † +	988,000	24,688,414
Klepierre REIT † +	211,700	8,577,080
Lagardere SCA +	446,800	18,088,948
Sanofi-Aventis SA +	466,700	36,702,615
Societe Generale +	464,883	32,300,048
Total SA +	458,000	29,417,314
Unibail-Rodamco SE REIT † +	47,800	10,500,705
Vallourec SA † +	115,094	20,822,646
Vivendi +	726,190	21,553,132

		297,577,453

Germany - 11.5%

Allianz SE +	210,000	26,031,604
BASF SE +	358,000	22,156,870
Bayer AG +	369,100	29,536,691
Bayerische Motoren Werke AG +	327,500	14,908,550
Daimler AG (XETR) +	158,000	8,415,653
Deutsche Bank AG (XETR) +	322,700	22,818,121
Deutsche Post AG +	662,700	12,807,871
Deutsche Telekom AG +	1,458,700	21,398,861
E.ON AG +	757,800	31,807,947
Metro AG +	180,600	11,029,745
Muenchener Rueckversicherungs AG +	116,800	18,192,736
RWE AG +	95,750	9,291,805
ThyssenKrupp AG +	353,100	13,273,829

		241,670,283

Hong Kong - 0.5%

New World Development Ltd +	5,268,000	10,733,034

Italy - 4.0%

Enel SPA +	1,299,112	7,521,064
ENI SPA +	925,600	23,571,141
Intesa Sanpaolo SPA * +	1,622,100	7,299,484
Telecom Italia SPA +	12,024,100	18,756,947
Telecom Italia SPA RNC +	6,521,700	7,243,560
UniCredit SPA * +	5,644,656	18,874,364

		83,266,560

Japan - 18.2%

Aeon Co Ltd † +	1,569,600	12,739,856
Astellas Pharma Inc +	115,200	4,297,976
Canon Inc +	233,300	9,924,222
Hitachi High-Technologies Corp +	340,200	6,749,693
ITOCHU Corp +	1,866,000	13,783,713
JFE Holdings Inc +	343,100	13,562,342
KDDI Corp +	2,985	15,810,680
Kirin Holdings Co Ltd +	553,000	8,868,451
Kyushu Electric Power Co Inc +	509,200	10,487,946
Medipal Holdings Corp +	843,200	10,451,243
Mitsubishi Corp +	733,600	18,272,932
Mitsubishi Electric Corp * +	1,263,000	9,382,392
Mitsubishi Materials Corp * +	3,571,000	8,733,897
Mitsubishi UFJ Financial Group Inc +	2,341,900	11,535,692
Mitsui & Co Ltd +	1,342,000	19,037,757
Mitsui Fudosan Co Ltd +	698,000	11,801,937
Mizuho Financial Group Inc +	2,634,000	4,736,728
Murata Manufacturing Co Ltd +	120,400	6,008,827
Namco Bandai Holdings Inc † +	1,141,700	10,906,655
Nippon Mining Holdings Inc +	998,000	4,283,215
Nippon Telegraph & Telephone Corp +	565,900	22,354,773
Nissan Motor Co Ltd * +	2,803,900	24,640,423
NTT DoCoMo Inc +	2,532	3,533,374
ORIX Corp † +	227,550	15,492,571
Sharp Corp † +	1,236,000	15,608,560
Sony Corp +	385,800	11,215,887
Sumitomo Mitsui Financial Group Inc +	602,400	17,286,085
Sumitomo Realty & Development Co Ltd † +	513,000	9,684,153
The Furukawa Electric Co Ltd +	1,559,000	6,510,880
The Tokyo Electric Power Co Inc +	685,000	17,192,428
Tokyo Gas Co Ltd +	1,615,000	6,446,484
Toshiba Corp * +	3,714,000	20,608,614

		381,950,386

Netherlands - 2.1%

ING Groep NV CVA * +	788,168	7,590,363
Koninklijke Ahold NV +	1,159,320	15,359,475
Koninklijke DSM NV +	103,400	5,080,401
Randstad Holding NV * +	322,600	16,051,729

		44,081,968

New Zealand - 1.0%

Fletcher Building Ltd (ASX) +	1,823,400	10,469,103
Telecom Corp of New Zealand Ltd (ASX) +	5,920,279	10,677,211

		21,146,314

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Norway - 1.1%

StatoilHydro ASA +	970,450	$24,202,657

Spain - 3.8%

Banco Bilbao Vizcaya Argentaria SA +	356,600	6,499,042
Banco Santander SA +	2,196,195	36,291,393
Telefonica SA +	1,311,100	36,696,444

		79,486,879

Sweden - 1.1%

Electrolux AB ‘B’ * +	80,600	1,894,033
Svenska Cellulosa AB ‘B’ +	378,300	5,043,761
Telefonaktiebolaget LM Ericsson ‘B’ +	812,000	7,475,312
Volvo AB ‘B’ † +	874,950	7,504,470

		21,917,576

Switzerland - 4.4%

Adecco SA +	269,700	14,877,992
Credit Suisse Group AG +	157,500	7,802,759
Nestle SA +	584,965	28,390,451
Novartis AG +	537,790	29,368,293
Roche Holding AG +	65,100	11,132,934

		91,572,429

United Kingdom - 25.2%

Associated British Foods PLC +	455,000	6,032,084
AstraZeneca PLC +	588,500	27,657,888
Aviva PLC +	1,424,347	9,060,493
BAE Systems PLC +	688,700	3,985,981
Barclays PLC +	3,997,700	17,615,726
BP PLC +	4,355,600	42,058,466
British American Tobacco PLC +	550,800	17,880,824
Centrica PLC +	2,115,300	9,581,357
Charter International PLC +	736,600	8,533,033
Drax Group PLC +	1,044,613	6,964,270
GKN PLC * +	4,072,700	7,628,055
GlaxoSmithKline PLC +	1,913,200	40,571,142
HSBC Holdings PLC (LI) +	2,426,291	27,679,974
IMI PLC +	810,400	6,759,804
Inchcape PLC * +	17,198,600	8,200,085
Kazakhmys PLC * +	548,300	11,609,458
Kingfisher PLC +	2,859,000	10,524,592
Lloyds Banking Group PLC +	22,660,407	18,232,112
Marks & Spencer Group PLC +	1,208,800	7,810,007
Old Mutual PLC * +	5,285,200	9,255,430
Pearson PLC +	508,100	7,285,133
Prudential PLC +	813,400	8,326,182
Rio Tinto PLC +	386,000	20,842,781
Rolls-Royce Group PLC +	2,063,500	16,069,372
Royal Dutch Shell PLC ‘A’ (XAMS) +	1,902,293	57,319,879
Thomas Cook Group PLC +	1,997,300	7,378,388
TUI Travel PLC † +	2,290,000	9,385,161
Unilever PLC +	348,100	11,158,477
Vodafone Group PLC +	18,448,125	42,720,575
Wolseley PLC * +	582,500	11,659,832
WPP PLC +	1,728,200	16,902,323
Xstrata PLC * +	1,156,770	20,632,255

		527,321,139

Total Common Stocks
(Cost $2,190,276,071)		2,049,261,454

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $16,387,009; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $16,715,000)	$16,387,000	16,387,000

Total Short-Term Investment
(Cost $16,387,000)		16,387,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.7%
(Cost $2,206,663,071)		2,065,648,456

	Shares
SECURITIES LENDING COLLATERAL - 2.8%

Pacific Select Liquidating Trust Ω	47,428,129	47,339,913
Pacific Select Sigma Liquidating Trust ¤ ж	2,152,158	91,488
State Street Navigator Securities Lending Trust-PSF Portfolio	11,899,877	11,899,877

Total Securities Lending Collateral
(Cost $58,275,338)		59,331,278

TOTAL INVESTMENTS - 101.5%
(Cost $2,264,938,409)		2,124,979,734

OTHER ASSETS & LIABILITIES, NET - (1.5%)		(31,248,745)

NET ASSETS - 100.0%		$2,093,730,989

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	25.4%
Industrials	11.2%
Energy	10.3%
Consumer Discretionary	10.0%
Telecommunication Services	9.7%
Health Care	9.1%
Materials	7.0%
Consumer Staples	6.2%
Utilities	5.6%
Short-Term Investment & Securities Lending Collateral	3.6%
Information Technology	3.4%

101.5%
Other Assets & Liabilities, Net	(1.5%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(b)	As of December 31, 2009, the portfolio was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	25.2%
Japan	18.2%
France	14.2%
Germany	11.5%
Australia	5.3%
Switzerland	4.4%
Italy	4.0%
Spain	3.8%
United States	3.6%
Canada	2.9%
Netherlands	2.1%
Norway	1.1%
Sweden	1.1%
Denmark	1.0%
Finland	1.0%
New Zealand	1.0%
Bermuda	0.6%
Hong Kong	0.5%

101.5%
Other Assets & Liabilities, Net	(1.5%)

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $1,988,885,159 or 95.0% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $91,488 or less than 0.1% of the net assets were in default as of December 31, 2009.

(f)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(g)	Open futures contracts outstanding as of December 31, 2009 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Dow Jones EURO STOXX 50 (03/10)	275	EUR 7,733,360	$630,246

(h)	As of December 31, 2009, $1,992,719 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(i)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$2	$-	$-	$2
	Common Stocks
	Australia	110,159,307	-	110,159,307	-
	Bermuda	13,101,113	-	13,101,113	-
	Canada	60,376,297	60,376,297	-	-
	Denmark	20,546,659	-	20,546,659	-
	Finland	20,151,400	-	20,151,400	-
	France	297,577,453	-	297,577,453	-
	Germany	241,670,283	-	241,670,283	-
	Hong Kong	10,733,034	-	10,733,034	-
	Italy	83,266,560	-	83,266,560	-
	Japan	381,950,386	-	381,950,386	-
	Netherlands	44,081,968	-	44,081,968	-
	New Zealand	21,146,314	-	21,146,314	-
	Norway	24,202,657	-	24,202,657	-
	Spain	79,486,879	-	79,486,879	-
	Sweden	21,917,576	-	21,917,576	-
	Switzerland	91,572,429	-	91,572,429	-
	United Kingdom	527,321,139	-	527,321,139	-

		2,049,261,454	60,376,297	1,988,885,157	-

	Short-Term Investment	16,387,000	-	16,387,000	-
	Securities Lending Collateral	59,331,278	-	59,331,278	-
	Investments in Other Financial Instruments (2)	630,246	630,246	-	-

	Total	$2,125,609,980	$61,006,543	$2,064,603,435	$2

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

Change in Net
Unrealized
				Total Change			Depreciation on
	Value,	Net	Total Net	in Net	Transfers		Level 3 Holdings
	Beginning of	Purchases	Realized	Unrealized	In and/or	Value,	Held at the End of
	Year	(Sales)	Gains (Losses)	Depreciation	Out of Level 3	End of Year	Year, if Applicable
Rights (1)	$25	$-	$-	($23)	$-	$2	($21)

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
WARRANTS - 0.2%

Health Care - 0.2%

Akorn Inc Strike @ $5.40 Exp. 03/08/11 * ◊ ж +	50,750	$49
Anadys Pharmaceuticals Inc Strike @ $2.75 Exp. 06/09/14 * ◊ ж +	115,150	62,668
Ardea Biosciences Inc Strike @ $11.14 Exp. 12/19/13 * ◊ ж +	12,024	58,241
ARYx Therapeutics Inc Strike @ $2.64 Exp. 11/13/13 * ◊ ж +	44,635	49,743
Cytori Therapeutics Inc Strike @ $6.25 Exp. 02/28/12 * ◊ ж +	33,925	42,844
Cytori Therapeutics Inc Strike @ $8.50 Exp. 08/11/13 * ◊ ж +	27,500	29,730

		243,275

Total Warrants
(Cost $11,832)		243,275

CONVERTIBLE PREFERRED STOCKS - 4.0%

Health Care - 4.0%

Mylan Inc 6.500%	3,130	3,581,847

Total Convertible Preferred Stocks
(Cost $2,938,035)		3,581,847

COMMON STOCKS - 90.3%

Consumer Staples - 0.6%

CVS Caremark Corp	17,000	547,570

Health Care - 89.7%

Achillion Pharmaceuticals Inc * †	69,200	215,212
Alcon Inc (Switzerland)	10,700	1,758,545
Alexion Pharmaceuticals Inc *	84,400	4,120,408
Allos Therapeutics Inc * †	461,900	3,034,683
AMAG Pharmaceuticals Inc * †	105,500	4,012,165
AMERIGROUP Corp * †	78,580	2,118,517
Anadys Pharmaceuticals Inc * †	453,900	957,729
Ardea Biosciences Inc * †	151,771	2,124,794
ARIAD Pharmaceuticals Inc * †	661,800	1,508,904
ARYx Therapeutics Inc * †	231,282	742,415
Auxilium Pharmaceuticals Inc * †	13,100	392,738
Baxter International Inc	29,000	1,701,720
Beckman Coulter Inc	13,800	903,072
BioMarin Pharmaceutical Inc * †	223,300	4,200,273
Celgene Corp * †	72,500	4,036,800
CIGNA Corp †	30,800	1,086,316
Cumberland Pharmaceuticals Inc * †	35,200	478,368
Cytori Therapeutics Inc * †	122,850	749,385
Dendreon Corp * †	79,100	2,078,748
Express Scripts Inc * †	7,200	622,440
Gilead Sciences Inc *	33,100	1,432,568
Human Genome Sciences Inc * †	45,900	1,404,540
Illumina Inc * †	24,000	735,600
Impax Laboratories Inc * †	248,500	3,379,600
Incyte Corp Ltd * †	440,600	4,013,866
Inspire Pharmaceuticals Inc * †	334,800	1,848,096
Life Technologies Corp * †	9,700	506,631
MAP Pharmaceuticals Inc * †	138,813	1,322,888
Medco Health Solutions Inc *	32,200	2,057,902
Medivation Inc * †	26,400	993,960
Mylan Inc * †	147,800	2,723,954
Novartis AG ADR (Switzerland)	18,800	1,023,284
Pfizer Inc	72,600	1,320,594
Regeneron Pharmaceuticals Inc * †	67,500	1,632,150
Roche Holding AG ADR (Switzerland)	45,600	1,924,320
Salix Pharmaceuticals Ltd * †	39,400	1,000,760
Shire PLC ADR † (United Kingdom)	68,600	4,026,820
Sinopharm Group Co Ltd * ~ (China)	7,300	25,939
Targacept Inc * †	42,400	887,008
Teva Pharmaceutical Industries Ltd ADR (Israel)	19,800	1,112,364
United Therapeutics Corp * †	36,200	1,905,930
UnitedHealth Group Inc	96,000	2,926,080
Vertex Pharmaceuticals Inc * †	83,400	3,573,690
WellPoint Inc *	17,300	1,008,417
WuXi PharmaTech Cayman Inc ADR * † (Cayman)	71,400	1,139,544

		80,769,737

Total Common Stocks
(Cost $65,718,429)		81,317,307

	Principal
	Amount
SHORT-TERM INVESTMENT - 6.2%

Repurchase Agreement - 6.2%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $5,540,003; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $5,655,000)	$5,540,000	5,540,000

Total Short-Term Investment
(Cost $5,540,000)		5,540,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.7%
(Cost $74,208,296)		90,682,429

	Shares
SECURITIES LENDING COLLATERAL - 21.4%

Pacific Select Liquidating Trust Ω	8,124,526	8,109,413
Pacific Select Sigma Liquidating Trust ¤ ж	446,783	18,993
State Street Navigator Securities Lending Trust-PSF Portfolio	11,076,244	11,076,244

Total Securities Lending Collateral
(Cost $19,020,454)		19,204,650

TOTAL INVESTMENTS - 122.1%
(Cost $93,228,750)		109,887,079

OTHER ASSETS & LIABILITIES, NET - (22.1%)		(19,879,170)

NET ASSETS - 100.0%		$90,007,909

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Health Care	93.9%
Short-Term Investment & Securities Lending Collateral	27.6%
Consumer Staples	0.6%

122.1%
Other Assets & Liabilities, Net	(22.1%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $243,275 or 0.3% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $18,993 or less than 0.1% of the net assets were in default as of December 31, 2009.

(e)	0.4% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f)	Restricted securities as of December 31, 2009 were as follows:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets

Akorn Inc Warrants (Exp. 03/08/11) Acq. 03/08/06	$-	$49	0.0%
Anadys Pharmaceuticals Inc Warrants (Exp. 06/09/14) Acq. 06/04/09	-	62,668	0.1%
Ardea Biosciences Inc Warrants (Exp. 12/19/13) Acq. 12/19/08	1,503	58,241	0.1%
ARYx Therapeutics Inc Warrant (Exp. 11/13/13) Acq. 11/13/08	5,579	49,743	0.0%
Cytori Therapeutics Inc Warrants (Exp. 02/28/12) Acq. 02/23/07	4,750	42,844	0.0%
Cytori Therapeutics Inc Warrants (Exp. 08/11/13) Acq. 08/11/08	-	29,730	0.0%

	$11,832	$243,275	0.2%

(g)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Warrants (1)	$243,275	$-	$243,275	$-
	Convertible Preferred Stocks (1)	3,581,847	3,581,847	-	-
	Common Stocks (1)	81,317,307	81,317,307	-	-
	Short-Term Investment	5,540,000	-	5,540,000	-
	Securities Lending Collateral	19,204,650	-	19,204,650	-

	Total	$109,887,079	$84,899,154	$24,987,925	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

Change in Net
Unrealized
Appreciation
				Total Change			(Depreciation) on
	Value,	Net	Total Net	in Net	Transfers		Level 3 Holdings
	Beginning of	Purchases	Realized	Unrealized	In and/or	Value,	Held at the End of
	Year	(Sales)	Gains (Losses)	Appreciation	Out of Level 3	End of Year	Year, if Applicable
Common Stocks (1)	$2,209,165	$-	$-	$1,170,435	($3,379,600)	$-	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 97.3%

Consumer Discretionary - 4.1%

Morgans Hotel Group Co * †	335,993	$1,522,048
Starwood Hotels & Resorts Worldwide Inc †	634,193	23,192,438

		24,714,486

Financials - 92.1%

Acadia Realty Trust REIT †	312,123	5,265,515
AMB Property Corp REIT †	240,785	6,152,057
Apartment Investment & Management Co ‘A’ REIT	88,710	1,412,263
AvalonBay Communities Inc REIT †	412,670	33,884,334
Boston Properties Inc REIT †	420,935	28,232,110
Brookfield Properties Corp (NYSE) † (Canada)	1,792,367	21,723,488
Camden Property Trust REIT †	275,336	11,665,986
Colony Financial Inc REIT	132,920	2,707,580
Cousins Properties Inc REIT †	302,473	2,307,869
CreXus Investment Corp REIT *	123,550	1,724,758
DCT Industrial Trust Inc REIT †	791,050	3,971,071
Digital Realty Trust Inc REIT †	52,180	2,623,610
Duke Realty Corp REIT †	304,280	3,703,088
Equity Lifestyle Properties Inc REIT †	278,087	14,035,051
Equity One Inc REIT	2,200	35,574
Equity Residential REIT †	1,577,457	53,286,497
Essex Property Trust Inc REIT †	5,340	446,691
Extendicare REIT (Canada)	40,170	365,653
Federal Realty Investment Trust REIT †	223,494	15,135,014
Forest City Enterprises Inc ‘A’ * †	1,040,380	12,255,676
HCP Inc REIT †	740,938	22,628,247
Healthcare Realty Trust Inc REIT †	537,980	11,545,051
Host Hotels & Resorts Inc REIT * †	1,946,041	22,710,298
Kilroy Realty Corp REIT †	113,599	3,484,081
Kite Realty Group Trust REIT †	254,560	1,036,059
Liberty Property Trust REIT	361,012	11,555,994
LTC Properties Inc REIT	53,220	1,423,635
Mack-Cali Realty Corp REIT †	350,557	12,118,755
Nationwide Health Properties Inc REIT †	58,230	2,048,531
Pebblebrook Hotel Trust *	102,020	2,245,460
Plum Creek Timber Co Inc REIT †	490,763	18,531,211
Post Properties Inc REIT	454,871	8,915,472
PS Business Parks Inc REIT †	122,047	6,108,452
Public Storage REIT	386,177	31,454,117
Rayonier Inc REIT	67,500	2,845,800
Regency Centers Corp REIT †	683,959	23,979,603
Retail Opportunity Investments Corp *	287,050	2,902,076
Senior Housing Properties Trust REIT †	1,079,163	23,601,295
Simon Property Group Inc REIT †	847,427	67,624,675
Sovran Self Storage Inc REIT †	121,487	4,340,731
Starwood Property Trust Inc REIT †	196,880	3,719,063
Taubman Centers Inc REIT †	134,870	4,843,182
The Macerich Co REIT †	26,389	948,685
Ventas Inc REIT †	307,880	13,466,671
Vornado Realty Trust REIT †	535,954	37,484,623

		562,495,652

Health Care - 1.1%

Assisted Living Concepts Inc ‘A’ * †	222,069	5,855,960
Capital Senior Living Corp * †	224,040	1,124,681

		6,980,641

Total Common Stocks
(Cost $584,046,774)		594,190,779

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $17,097,010; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $17,440,000)	$17,097,000	17,097,000

Total Short-Term Investment
(Cost $17,097,000)		17,097,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.1%
(Cost $601,143,774)		611,287,779

	Shares
SECURITIES LENDING COLLATERAL - 7.2%

Pacific Select Liquidating Trust Ω	43,073,275	42,993,159
Pacific Select Sigma Liquidating Trust ¤ ж	4,172,205	177,360
State Street Navigator Securities Lending Trust-PSF Portfolio	764,381	764,381

Total Securities Lending Collateral
(Cost $42,881,888)		43,934,900

TOTAL INVESTMENTS - 107.3%
(Cost $644,025,662)		655,222,679

OTHER ASSETS & LIABILITIES, NET - (7.3%)		(44,648,134)

NET ASSETS - 100.0%		$610,574,545

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified by property sector as a percentage of net assets as follows:

Specialized REIT’s	25.7%
Residential REIT’s	20.3%
Retail REIT’s	19.5%
Diversified REIT’s	9.9%
Office REIT’s	8.2%
Real Estate Operating Companies REIT’s	5.6%
Hotels, Resorts & Cruise Lines REIT’s	4.0%
Industrial REIT’s	1.7%
Mortgage REIT’s	1.3%
Health Care Facilities REIT’s	1.1%

97.3%
Short-Term Investment & Securities Lending Collateral	10.0%
Other Assets & Liabilities, Net	(7.3%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $177,360 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d)	0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(e)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$594,190,779	$594,190,779	$-	$-
	Short-Term Investment	17,097,000	-	17,097,000	-
	Securities Lending Collateral	43,934,900	-	43,934,900	-

	Total	$655,222,679	$594,190,779	$61,031,900	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 96.1%

Consumer Discretionary - 9.1%

Amazon.com Inc * †	9,320	$1,253,727
Ctrip.com International Ltd ADR * (Cayman)	5,820	418,225
DreamWorks Animation SKG Inc ‘A’ *	19,370	773,832
Garmin Ltd † (Cayman)	35,260	1,082,482
Netflix Inc * †	14,610	805,595
New Oriental Education & Technology Group Inc ADR * † (Cayman)	5,240	396,196
priceline.com Inc * †	12,340	2,696,290

		7,426,347

Health Care - 1.3%

Cerner Corp * †	4,840	399,009
Conceptus Inc * †	21,380	401,089
Omnicell Inc * †	21,980	256,946

		1,057,044

Industrials - 0.8%

Global Defense Technology & Systems Inc * †	19,339	318,320
Huron Consulting Group Inc * †	16,050	369,792

		688,112

Information Technology - 79.0%

Accenture PLC ‘A’ (Ireland)	19,860	824,190
Adobe Systems Inc *	42,860	1,576,391
Agilent Technologies Inc *	26,010	808,131
Aixtron AG ADR † (Germany)	39,040	1,307,840
Akamai Technologies Inc * †	15,110	382,736
Amphenol Corp ‘A’ †	8,880	410,078
Analog Devices Inc †	75,618	2,388,016
ANSYS Inc *	20,270	880,934
Apple Inc *	17,518	3,693,845
ASML Holding NV ‘NY’ (Netherlands)	37,240	1,269,512
Baidu Inc ADR * (Cayman)	1,920	789,562
Broadcom Corp ‘A’ * †	12,640	397,528
Check Point Software Technologies Ltd * † (Israel)	26,380	893,754
Citrix Systems Inc * †	17,720	737,329
Cognizant Technology Solutions Corp ‘A’ * †	28,720	1,301,016
Concur Technologies Inc * †	19,410	829,778
Constant Contact Inc * †	25,660	410,560
Corning Inc	21,430	413,813
Cree Inc *	14,570	821,311
Disco Corp + (Japan)	33,200	2,079,560
eBay Inc *	25,250	594,385
EMC Corp * †	90,300	1,577,541
Entegris Inc * †	147,220	777,322
Equinix Inc * †	7,478	793,790
F5 Networks Inc *	22,930	1,214,831
Fiserv Inc * †	11,870	575,458
FormFactor Inc * †	10,933	237,902
Google Inc ‘A’ *	2,090	1,295,758
Hewlett-Packard Co †	20,990	1,081,195
Infosys Technologies Ltd ADR (India)	14,910	824,076
Intel Corp	70,540	1,439,016
International Business Machines Corp	3,000	392,700
Itron Inc * †	5,800	391,906
Linear Technology Corp †	31,030	947,656
Marvell Technology Group Ltd * † (Bermuda)	48,330	1,002,848
MasterCard Inc ‘A’ †	5,410	1,384,852
McAfee Inc * †	19,700	799,229
Micron Technology Inc * †	96,190	1,015,766
Microsemi Corp *	8,941	158,703
Microsoft Corp	25,880	789,081
Motorola Inc *	51,020	395,915
NetApp Inc * †	35,300	1,213,967
NetScout Systems Inc * †	17,350	254,004
NICE Systems Ltd ADR * (Israel)	14,500	450,080
Nokia OYJ ADR † (Finland)	36,280	466,198
Novellus Systems Inc * †	27,790	648,619
Nuance Communications Inc * †	51,660	802,796
NVIDIA Corp *	33,010	616,627
Polycom Inc *	16,920	422,492
QUALCOMM Inc †	50,380	2,330,579
Red Hat Inc * †	47,450	1,466,205
Rovi Corp *	25,250	804,718
salesforce.com inc *	18,220	1,344,089
SanDisk Corp * †	47,360	1,372,966
Seagate Technology (Cayman)	44,550	810,365
Silicon Laboratories Inc * †	16,920	817,913
Skyworks Solutions Inc * †	27,940	396,469
Sonus Networks Inc * †	183,670	387,544
SuccessFactors Inc * †	27,926	463,013
Sybase Inc * †	26,970	1,170,498
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	71,190	814,414
Teradata Corp *	30,010	943,214
The Western Union Co †	20,940	394,719
TiVo Inc * †	92,640	943,075
Trimble Navigation Ltd *	16,190	407,988
Veeco Instruments Inc * †	38,680	1,277,987
Verigy Ltd * (Singapore)	35,590	458,043
VistaPrint NV * (Netherlands)	13,490	764,343
Western Digital Corp *	46,760	2,064,454
Xilinx Inc †	25,580	641,035

		64,854,228

Telecommunication Services - 5.9%

American Tower Corp ‘A’ *	9,991	431,711
Crown Castle International Corp * †	49,600	1,936,384
Neutral Tandem Inc * †	25,351	576,735
NII Holdings Inc * †	24,520	823,382
SBA Communications Corp ‘A’ * †	31,880	1,089,021

		4,857,233

Total Common Stocks
(Cost $65,365,301)		78,882,964

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.9%

Repurchase Agreement - 2.9%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09; repurchase price of $2,349,001, collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $2,400,000)	$2,349,000	2,349,000

Total Short-Term Investment
(Cost $2,349,000)		2,349,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.0%
(Cost $67,714,301)		81,231,964

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.5%

Pacific Select Liquidating Trust Ω	2,580,974	$2,576,173
Pacific Select Sigma Liquidating Trust ¤ ж	212,663	9,041
State Street Navigator Securities Lending Trust-PSF Portfolio	4,420,719	4,420,719

Total Securities Lending Collateral
(Cost $6,944,419)		7,005,933

TOTAL INVESTMENTS - 107.5%
(Cost $74,658,720)		88,237,897

OTHER ASSETS & LIABILITIES, NET - (7.5%)		(6,143,750)

NET ASSETS - 100.0%		$82,094,147

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	79.0%
Short-Term Investment & Securities Lending Collateral	11.4%
Consumer Discretionary	9.1%
Telecommunication Services	5.9%
Health Care	1.3%
Industrials	0.8%

107.5%
Other Assets & Liabilities, Net	(7.5%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $2,079,560 or 2.5% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d) Securities with a total aggregate market value of $9,041 or less than 0.1% of the net assets were in default as of December 31, 2009.

(e) Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$7,426,347	$7,426,347	$-	$-
	Health Care	1,057,044	1,057,044	-	-
	Industrials	688,112	688,112	-	-
	Information Technology	64,854,228	62,774,668	2,079,560	-
	Telecommunication Services	4,857,233	4,857,233	-	-

		78,882,964	76,803,404	2,079,560	-

	Short-Term Investment	2,349,000	-	2,349,000	-
	Securities Lending Collateral	7,005,933	-	7,005,933	-

	Total	$88,237,897	$76,803,404	$11,434,493	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
AMERICAN FUNDS® ASSET ALLOCATION PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
MUTUAL FUND - 100.1%

American Funds Insurance Series® Asset Allocation Fund - Class 1	9,437,721	$139,206,381

TOTAL INVESTMENTS - 100.1%
(Cost $125,193,088)		139,206,381

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(69,698)

NET ASSETS - 100.0%		$139,136,683

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Mutual Fund	$139,206,381	$139,206,381	$-	$-

American Funds Asset Allocation Portfolio (a “Feeder Portfolio”) invests substantially all of its assets in Class 1 shares of the Asset Allocation Fund of the American Funds Insurance Series, (a “Master Fund”). (See Note 1 to Financial Statements). The Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolio’s financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 3.8%

Financials - 1.4%

Bank of America Corp 10.000% *	193,000	$2,879,560

Health Care - 2.4%

Mylan Inc 6.500%	4,200	4,806,312

Total Convertible Preferred Stocks
(Cost $5,561,219)		7,685,872

COMMON STOCKS - 52.0%

Consumer Discretionary - 3.3%

Jupiter Telecommunications Co Ltd + (Japan)	5,351	5,294,944
Liberty Global Inc ‘A’ * †	62,300	1,364,993

		6,659,937

Consumer Staples - 6.4%

Altria Group Inc †	71,560	1,404,723
CVS Caremark Corp	36,100	1,162,781
Lorillard Inc	43,710	3,506,853
Molson Coors Brewing Co ‘B’ †	17,700	799,332
Nestle SA + (Switzerland)	77,950	3,783,193
The Kroger Co †	71,800	1,474,054
Walgreen Co †	24,800	910,656

		13,041,592

Energy - 5.5%

Chevron Corp †	70,000	5,389,300
Exxon Mobil Corp †	85,440	5,826,154

		11,215,454

Financials - 6.5%

Assurant Inc	44,000	1,297,120
Everest Re Group Ltd (Bermuda)	60,460	5,180,213
JPMorgan Chase & Co	106,600	4,442,022
Morgan Stanley	38,000	1,124,800
The Goldman Sachs Group Inc	6,900	1,164,996

		13,209,151

Health Care - 5.9%

Aetna Inc †	69,900	2,215,830
Amgen Inc *	18,900	1,069,173
Beckman Coulter Inc †	27,740	1,815,306
Covidien PLC (Ireland)	37,300	1,786,297
Genzyme Corp * †	15,100	740,051
Merck & Co Inc †	77,575	2,834,590
Pfizer Inc	58,606	1,066,043
Vanda Pharmaceuticals Inc * †	40,000	449,600

		11,976,890

Industrials - 4.7%

Aircastle Ltd † (Bermuda)	150,700	1,484,395
General Cable Corp * †	40,900	1,203,278
Joy Global Inc †	51,310	2,647,083
Navistar International Corp * †	75,170	2,905,320
Tyco International Ltd * (Switzerland)	33,100	1,181,008

		9,421,084

Information Technology - 17.3%

Dell Inc * †	119,900	1,721,764
eBay Inc *	128,090	3,015,239
Google Inc ‘A’ *	10,590	6,565,588
Oracle Corp	104,700	2,569,338
QUALCOMM Inc	90,560	4,189,306
Research In Motion Ltd (NASDAQ) * (Canada)	52,430	3,541,122
Rovi Corp * †	151	4,812
Synopsys Inc * †	50,000	1,114,000
Take-Two Interactive Software Inc * †	840,857	8,450,613
THQ Inc * †	749,700	3,778,488

		34,950,270

Materials - 1.8%

Celanese Corp ‘A’	22,600	725,460
Potash Corp of Saskatchewan Inc (NYSE) (Canada)	26,200	2,842,700

		3,568,160

Utilities - 0.6%

Edison International	32,400	1,126,872

Total Common Stocks
(Cost $104,995,271)		105,169,410

	Principal
	Amount
CORPORATE BONDS & NOTES - 12.4%

Consumer Discretionary - 1.3%

CBS Corp
7.875% due 07/30/30	$115,000	124,358
8.875% due 05/15/19 †	180,000	215,695
Comcast Cable Communications Holdings Inc
9.455% due 11/15/22	90,000	115,987
Daimler Finance North America LLC
6.500% due 11/15/13	190,000	208,463
DIRECTV Holdings LLC
5.875% due 10/01/19 ~	160,000	163,035
7.625% due 05/15/16 ж	148,000	161,896
DISH DBS Corp
7.875% due 09/01/19	170,000	179,138
Fortune Brands Inc
3.000% due 06/01/12	206,000	204,286
Grupo Televisa SA (Mexico)
6.625% due 01/15/40 † ~	164,000	163,004
Historic TW Inc
9.125% due 01/15/13	135,000	156,750
Hyatt Hotels Corp
5.750% due 08/15/15 ~	195,000	196,402
Mattel Inc
6.125% due 06/15/11	185,000	195,122
Staples Inc
7.750% due 04/01/11	280,000	300,981
The Home Depot Inc
5.875% due 12/16/36	172,000	166,574
Time Warner Entertainment Co LP
8.375% due 07/15/33	105,000	125,876

		2,677,567

Consumer Staples - 0.8%

Altria Group Inc
9.700% due 11/10/18	330,000	408,572
Anheuser-Busch InBev Worldwide Inc
7.750% due 01/15/19 ~	304,000	356,517
Bunge Ltd Finance Corp
5.350% due 04/15/14 †	15,000	15,349
8.500% due 06/15/19	145,000	165,562
Constellation Brands Inc
8.375% due 12/15/14 ж	180,000	192,600
Delhaize America Inc
9.000% due 04/15/31 †	80,000	102,699

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
HJ Heinz Finance Co
7.125% due 08/01/39 ~	$145,000	$164,470
Sara Lee Corp
6.250% due 09/15/11	135,000	144,089

		1,549,858

Energy - 1.5%

Anadarko Petroleum Corp
6.450% due 09/15/36	164,000	171,832
Chesapeake Energy Corp
6.875% due 01/15/16 †	180,000	180,900
DCP Midstream LLC
6.750% due 09/15/37 ~	31,000	30,743
7.875% due 08/16/10	175,000	181,962
El Paso Corp
8.250% due 02/15/16 †	200,000	214,500
Energy Transfer Partners LP
7.500% due 07/01/38	77,000	84,629
Enterprise Products Operating LLC
7.500% due 02/01/11	160,000	169,575
Kerr-McGee Corp
6.875% due 09/15/11	141,000	151,655
Kinder Morgan Energy Partners LP
9.000% due 02/01/19	168,000	207,060
Nexen Inc (Canada)
6.400% due 05/15/37	185,000	186,993
NuStar Pipeline Operating Partnership LP
5.875% due 06/01/13 †	360,000	372,815
Peabody Energy Corp
6.875% due 03/15/13	190,000	193,087
Plains All American Pipeline LP
6.500% due 05/01/18	223,000	238,858
Pride International Inc
8.500% due 06/15/19 †	225,000	261,000
The Williams Cos Inc
8.750% due 03/15/32 †	115,000	137,987
Weatherford International Inc
6.625% due 11/15/11	34,000	36,398
Weatherford International Ltd (Switzerland)
6.500% due 08/01/36	135,000	129,325
Woodside Finance Ltd (Australia)
4.500% due 11/10/14 ~	170,000	171,701

		3,121,020

Financials - 3.9%

AXA SA (France)
6.379% § ~ ±	275,000	222,750
Barclays Bank PLC (United Kingdom)
6.278% § ± ж	440,000	333,850
Blackstone Holdings Finance Co LLC
6.625% due 08/15/19 ~	300,000	294,145
Capital One Capital VI
8.875% due 05/15/40	340,000	364,650
Citigroup Inc
8.125% due 07/15/39	505,000	571,687
City National Capital Trust I
9.625% due 02/01/40	205,000	218,290
Ford Motor Credit Co LLC
9.750% due 09/15/10 †	375,000	387,008
General Electric Capital Corp
5.875% due 01/14/38	145,000	134,694
Goldman Sachs Capital I
6.345% due 02/15/34 †	360,000	338,056
Hartford Financial Services Group Inc
5.375% due 03/15/17	180,000	171,839
6.000% due 01/15/19 †	225,000	219,475
HSBC Finance Capital Trust IX
5.911% due 11/30/35 §	360,000	298,800
JPMorgan Chase & Co
7.900% § ±	735,000	760,603
Lincoln National Corp
7.000% due 05/17/66 §	260,000	218,400
8.750% due 07/01/19	115,000	131,617
Marsh & McLennan Cos Inc
5.150% due 09/15/10	190,000	194,813
Merrill Lynch & Co Inc
7.750% due 05/14/38	705,000	776,959
Morgan Stanley
5.550% due 04/27/17 †	100,000	100,592
7.300% due 05/13/19	477,000	536,563
PNC Funding Corp
5.250% due 11/15/15	220,000	226,524
Principal Life Global Funding I
4.400% due 10/01/10 ~	187,000	190,833
Prudential Holdings LLC
8.695% due 12/18/23 ~	150,000	160,904
Simon Property Group LP
5.375% due 06/01/11	187,000	194,184
Wachovia Corp
5.625% due 10/15/16	75,000	76,794
WEA Finance LLC
5.750% due 09/02/15 † ~	205,000	216,421
Wells Fargo & Co
7.980% § ± †	625,000	629,688

		7,970,139

Health Care - 0.5%

Boston Scientific Corp
6.000% due 01/15/20	310,000	317,345
Fisher Scientific International Inc
6.125% due 07/01/15	297,000	306,318
Watson Pharmaceuticals Inc
6.125% due 08/15/19	195,000	201,564
WellPoint Inc
5.000% due 01/15/11	180,000	186,160

		1,011,387

Industrials - 1.1%

BAE Systems Holdings Inc
6.375% due 06/01/19 ~	190,000	204,741
Browning-Ferris Industries Inc
7.400% due 09/15/35	120,000	132,807
CSX Corp
7.375% due 02/01/19 †	285,000	326,139
L-3 Communications Corp
5.875% due 01/15/15 †	205,000	205,769
Meccanica Holdings USA
6.250% due 07/15/19 ~	105,000	112,238
6.250% due 01/15/40 ~	100,000	100,458
7.375% due 07/15/39 ~	177,000	199,352
Republic Services Inc
6.750% due 08/15/11	165,000	174,125
Roper Industries Inc
6.250% due 09/01/19 †	200,000	208,590
SPX Corp
7.625% due 12/15/14 †	215,000	222,525
Tyco International Ltd (Switzerland)
6.875% due 01/15/21	349,000	392,332

		2,279,076

Information Technology - 0.3%

Agilent Technologies Inc
5.500% due 09/14/15	319,000	334,784
CA Inc
5.375% due 12/01/19	240,000	241,807

		576,591

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Materials - 1.0%

Airgas Inc
4.500% due 09/15/14	$102,000	$103,654
Ball Corp
7.125% due 09/01/16	205,000	211,150
Freeport-McMoRan Copper & Gold Inc
8.250% due 04/01/15 †	303,000	330,623
Teck Resources Ltd (Canada)
9.750% due 05/15/14	225,000	260,719
Terra Capital Inc
7.750% due 11/01/19 ~	260,000	279,500
Vale Overseas Ltd (Cayman)
6.875% due 11/10/39 †	200,000	202,345
Xstrata Canada Corp (Canada)
5.375% due 06/01/15	60,000	62,176
6.000% due 10/15/15	107,000	114,412
Xstrata Finance Canada Ltd (Canada)
6.900% due 11/15/37 ~	188,000	192,311
Yara International ASA (Norway)
7.875% due 06/11/19 ~	169,000	193,289

		1,950,179

Telecommunication Services - 1.1%

American Tower Corp
7.000% due 10/15/17	151,000	167,988
AT&T Inc
6.300% due 01/15/38 †	227,000	231,334
British Telecommunications PLC (United Kingdom)
9.625% due 12/15/30	122,000	155,852
Deutsche Telekom International Finance BV (Netherlands)
8.500% due 06/15/10	135,000	139,528
Embarq Corp
6.738% due 06/01/13	182,000	197,891
Frontier Communications Corp
6.250% due 01/15/13	190,000	191,425
Rogers Communications Inc (Canada)
9.625% due 05/01/11	75,000	82,321
Telecom Italia Capital SA (Luxembourg)
4.875% due 10/01/10	280,000	286,631
Telefonica Europe BV (Netherlands)
7.750% due 09/15/10	130,000	136,017
TELUS Corp (Canada)
8.000% due 06/01/11	151,000	163,528
Verizon Communications Inc
6.400% due 02/15/38	145,000	152,089
Windstream Corp
8.625% due 08/01/16	225,000	230,062

		2,134,666

Utilities - 0.9%

Allegheny Energy Supply Co LLC
8.250% due 04/15/12 ~	147,000	160,913
CMS Energy Corp
6.550% due 07/17/17	225,000	223,326
Constellation Energy Group Inc
7.600% due 04/01/32 †	195,000	212,345
Exelon Corp
5.625% due 06/15/35	135,000	122,470
NiSource Finance Corp
7.875% due 11/15/10	180,000	188,744
NRG Energy Inc
7.375% due 02/01/16	190,000	190,713
Oncor Electric Delivery Co
6.375% due 01/15/15	247,000	269,728
Pipeline Funding Co LLC
7.500% due 01/15/30 ~	137,000	129,869
Progress Energy Inc
6.850% due 04/15/12	20,000	21,721
Sempra Energy
6.500% due 06/01/16	80,000	86,875
9.800% due 02/15/19	165,000	206,268

		1,812,972

Total Corporate Bonds & Notes
(Cost $23,803,796)		25,083,455

MORTGAGE-BACKED SECURITIES - 29.6%

Collateralized Mortgage Obligations - Commercial - 1.7%

Banc of America Commercial Mortgage Inc
5.421% due 09/10/45 " §	1,580,000	1,250,639
Citigroup Commercial Mortgage Trust
6.092% due 12/10/49 " §	385,000	307,467
GE Capital Commercial Mortgage Corp
5.334% due 11/10/45 " §	300,000	245,442
GS Mortgage Securities Corp II
6.733% due 02/14/16 " ~	455,000	481,962
JPMorgan Chase Commercial Mortgage Securities Corp
4.999% due 10/15/42 " §	390,000	329,508
5.305% due 01/15/49 "	175,000	169,353
5.803% due 06/15/49 " §	225,000	231,251
LB-UBS Commercial Mortgage Trust
5.318% due 02/15/40 "	405,000	412,671

		3,428,293

Collateralized Mortgage Obligations - Residential - 11.3%

Countrywide Alternative Loan Trust
5.000% due 07/25/35 "	608,591	461,468
Deutsche ALT-A Securities Inc Alternate Loan Trust
6.005% due 10/25/36 " §	334,221	184,131
Fannie Mae
4.000% due 04/25/19 "	656,974	680,650
4.500% due 04/25/17 "	660,376	679,565
5.000% due 01/25/20 - 08/25/35 "	2,276,929	2,401,046
5.500% due 12/25/25 - 11/25/33 "	1,693,172	1,764,395
6.000% due 11/25/28 "	193,728	208,197
23.351% due 06/25/36 " §	183,271	242,691
23.719% due 03/25/36 " §	263,233	352,185
Fannie Mae (IO)
5.500% due 06/25/33 - 06/01/35 " ж	3,559,955	585,288
5.819% due 03/25/35 - 10/25/35 " § ж	756,437	85,664
6.000% due 08/01/33 - 08/01/35 " ж	1,780,246	339,737
6.000% due 09/01/35 " § ж	358,694	60,464
6.309% due 06/25/37 " § ж	3,305,784	372,528
6.469% due 02/25/35 - 10/25/35 " § ж	1,967,571	224,320
6.500% due 02/01/32 - 02/01/33 " ж	556,581	121,894
6.500% due 02/01/33 " § ж	235,774	45,525
6.519% due 08/25/25 " § ж	873,265	103,742
6.839% due 04/25/35 " § ж	80,311	9,954
6.869% due 11/25/30 " § ж	275,344	31,072
7.000% due 06/01/23 - 08/01/26 " ж	1,554,032	332,640
7.500% due 08/01/23 - 11/01/23 " ж	861,569	205,170
7.669% due 11/25/31 " § ж	598,649	94,014
7.719% due 01/25/32 " § ж	141,625	21,951
7.769% due 04/25/32 - 12/25/32 " § ж	1,536,948	206,859
7.868% due 12/18/32 " § ж	199,194	30,926
7.869% due 03/25/32 - 11/25/32 " § ж	265,677	35,074
8.019% due 02/25/33 " § ж	358,624	51,176
Fannie Mae (PO)
0.000% due 09/25/23 " ж	182,347	142,373
Federal Home Loan Bank
4.970% due 02/24/12 "	520,592	541,805

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
First Horizon Alternative Mortgage Securities
5.500% due 04/25/37 "	$291,023	$206,836
6.000% due 01/25/35 "	278,513	259,207
Freddie Mac
3.000% due 02/15/30 "	576,054	575,321
4.000% due 08/15/16 - 11/15/27 "	1,431,859	1,472,573
4.375% due 04/15/15 "	216,589	222,241
4.500% due 02/15/17 - 12/15/28 "	518,706	534,088
4.750% due 01/15/31 "	337,659	351,164
5.000% due 02/15/20 - 06/15/33 "	1,166,775	1,223,715
5.500% due 02/15/26 - 10/15/27 "	980,495	1,007,670
6.000% due 03/15/17 - 02/15/27 "	1,020,236	1,073,713
6.500% due 02/15/28 - 03/15/32 "	683,767	737,056
23.529% due 06/15/34 " §	156,206	202,346
23.895% due 08/15/35 " §	81,472	102,427
Freddie Mac (IO)
5.917% due 07/15/25 - 02/15/26 " § ж	1,535,105	142,406
6.000% due 12/15/32 - 03/01/33 " ж	573,611	123,677
6.107% due 12/15/37 " § ж	113,346	12,434
6.417% due 04/15/36 " § ж	1,202,689	184,429
6.467% due 01/15/35 " § ж	1,494,857	174,032
6.497% due 10/15/35 " § ж	135,905	16,134
6.500% due 02/01/28 " ж	69,285	16,335
7.000% due 06/01/26 - 04/01/27 " ж	693,928	154,698
7.017% due 04/15/33 " § ж	293,134	26,032
7.367% due 02/15/30 - 02/15/32 " § ж	46,863	2,931
7.417% due 07/15/26 - 03/15/29 " § ж	476,228	64,604
Freddie Mac (PO)
0.000% due 06/01/26 " ж	64,339	52,584
Government National Mortgage Association (IO)
7.268% due 02/16/32 " § ж	365,331	45,384
7.368% due 01/16/27 " § ж	293,627	41,812
7.418% due 01/17/30 " § ж	262,693	43,364
7.468% due 12/16/26 " § ж	810,212	126,733
JPMorgan Mortgage Trust
7.000% due 08/25/37 "	356,189	276,835
MASTR Adjustable Rate Mortgages Trust
3.023% due 04/21/34 " §	248,493	235,583
MASTR Alternative Loans Trust
6.000% due 07/25/34 "	634,066	545,419
Residential Accredit Loans Inc
5.750% due 01/25/33 "	201,878	200,335
6.000% due 09/25/36 "	131,014	119,331
Wells Fargo Mortgage-Backed Securities Trust
3.100% due 09/25/34 " §	227,890	210,945
4.979% due 12/25/34 " §	263,163	254,709
5.010% due 03/25/36 " §	911,829	735,327
5.094% due 03/25/36 " §	574,225	465,596

		22,856,530

Fannie Mae - 13.1%

4.500% due 01/01/25 - 01/01/40 "	3,022,000	3,053,260
5.000% due 01/01/25 - 01/01/40 "	7,354,000	7,573,927
5.500% due 01/01/25 - 01/01/40 "	5,786,000	6,059,375
6.000% due 01/01/25 - 01/01/40 "	7,689,828	8,172,563
6.500% due 01/01/40 "	1,454,000	1,557,371
7.500% due 01/01/33 "	112,498	126,925
8.500% due 07/01/32 "	14,024	15,702

		26,559,123

Freddie Mac - 2.1%

5.500% due 09/01/39 "	1,199,929	1,258,364
6.000% due 01/01/25 "	1,250,000	1,333,594
6.500% due 04/15/28 "	152,879	164,845
7.000% due 10/01/37 "	1,414,579	1,543,452

		4,300,255

Government National Mortgage Association - 1.4%

4.500% due 01/01/40 "	2,725,000	2,727,556

Total Mortgage-Backed Securities
(Cost $59,801,766)		59,871,757

ASSET-BACKED SECURITIES - 3.8%

Argent Securities Inc
0.711% due 05/25/34 " §	778,579	576,899
BA Credit Card Trust
4.720% due 05/15/13 "	315,000	324,766
Bank of America Auto Trust
3.030% due 10/15/16 " ~	825,000	837,091
Chase Issuance Trust
4.960% due 09/17/12 "	540,000	556,392
Citibank Credit Card Issuance Trust
5.000% due 06/10/15 "	180,000	177,107
CNH Equipment Trust
2.970% due 03/15/13 "	375,000	380,622
Countrywide Asset-Backed Certificates
0.971% due 02/25/33 " §	18,836	14,930
5.363% due 05/25/36 " §	175,803	144,961
5.382% due 05/25/36 " §	313,753	257,053
DT Auto Owner Trust
2.980% due 10/15/15 " ~	200,000	200,209
Ford Credit Auto Owner Trust
0.800% due 03/15/12 "	410,000	409,554
2.100% due 11/15/11 "	100,000	100,637
Harley-Davidson Motorcycle Trust
2.000% due 07/15/12 "	735,000	740,032
HFC Home Equity Loan Asset-Backed Certificates
0.493% due 01/20/35 " §	261,597	226,571
Honda Auto Receivables Owner Trust
1.500% due 08/15/11 " ж	325,000	326,643
MBNA Credit Card Master Note Trust
1.583% due 03/15/16 " §	1,720,000	1,544,013
4.500% due 01/15/13 "	535,000	545,921
Option One Mortgage Loan Trust
0.331% due 07/25/36 " §	361,867	253,631
Structured Asset Investment Loan Trust
0.271% due 09/25/36 " §	36,084	35,801

Total Asset-Backed Securities
(Cost $8,310,522)		7,652,833

U.S. GOVERNMENT AGENCY ISSUES - 0.5%

Fannie Mae
3.000% due 09/16/14	490,000	496,753
Freddie Mac
2.500% due 04/23/14 †	615,000	615,264

Total U.S. Government Agency Issues
(Cost $1,106,975)		1,112,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value

SHORT-TERM INVESTMENT - 12.3%

Repurchase Agreement - 12.3%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $24,784,014; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $25,280,000)	$24,784,000	$24,784,000

Total Short-Term Investment
(Cost $24,784,000)		24,784,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 114.4%
(Cost $228,363,549)		231,359,344

	Shares
SECURITIES LENDING COLLATERAL - 2.4%

Pacific Select Liquidating Trust Ω	1,574,970	1,572,041
Pacific Select Sigma Liquidating Trust ¤ ж	433,083	18,410
State Street Navigator Securities Lending Trust-PSF Portfolio	3,183,604	3,183,604

Total Securities Lending Collateral
(Cost $4,723,658)		4,774,055

TOTAL INVESTMENTS - 116.8%
(Cost $233,087,207)		236,133,399

OTHER ASSETS & LIABILITIES, NET - (16.8%)		(33,986,121)

NET ASSETS - 100.0%		$202,147,278

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Common Stocks	52.0%
Mortgage-Backed Securities	29.6%
Short-Term Investment & Securities Lending Collateral	14.7%
Corporate Bonds & Notes	12.4%
Asset-Backed Securities	3.8%
Convertible Preferred Stocks	3.8%
U.S. Government Agency Issues	0.5%

116.8%
Other Assets & Liabilities, Net	(16.8%)

100.0%

(b) As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	51.0%
A-1 (Short-Term Debt only)	20.9%
AA	0.1%
A	7.4%
BBB	13.9%
BB	3.8%
B	0.5%
CCC	0.8%
CC	0.1%
Not Rated	1.5%

100.0%

(c) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d) Securities with a total aggregate market value of $9,078,137 or 4.5% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e) Securities with a total aggregate market value of $18,410 or less than 0.1% of the net assets were in default as of December 31, 2009.

(f) 2.7% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(g) Open futures contracts as of December 31, 2009 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
U.S. Treasury 10-Year Notes (03/10)	115	$11,500,000	($348,529)
U.S. Treasury 30-Year Bonds (03/10)	36	3,600,000	(172,150)

Short Futures Outstanding
U.S. Treasury 2-Year Notes (03/10)	8	1,600,000	5,368
U.S. Treasury 5-Year Notes (03/10)	105	10,500,000	206,677

			($308,634)

(h) Transactions in written options for the year ended December 31, 2009 were as follows:

	Number of
	Contracts	Premium
Outstanding, December 31, 2008	-	$-
Call Options Written	845	81,963
Put Options Written	851	152,829
Call Options Expired	(845)	(81,963)
Put Options Repurchased	(851)	(152,829)

Outstanding, December 31, 2009	-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(i)	Swap agreements outstanding as of December 31, 2009 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)
								Upfront
	Fixed Deal				Implied Credit			Premiums
	Pay		Expiration	Counter-	Spread at	Notional	Market	Paid	Unrealized
Referenced Obligation	Rate		Date	party	12/31/09 (3)	Amount (4)	Value (5)	(Received)	Depreciation
Inco Ltd 7.750% due 05/15/12	(0.630%	)	03/20/17	MSC	0.477%	$520,000	($5,251)	$-	($5,251)
Inco Ltd 7.750% due 05/15/12	(0.700%	)	03/20/17	MSC	0.477%	515,000	(7,542)	-	(7,542)

							($12,793)	$-	($12,793)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
								Upfront
	Fixed Deal				Implied Credit			Premiums
	Receive		Expiration	Counter-	Spread at	Notional	Market	Paid	Unrealized
Referenced Obligation	Rate		Date	party	12/31/09 (3)	Amount (4)	Value (5)	(Received)	Depreciation
Vale Overseas Ltd 8.250% due 01/17/34	1.100%		03/20/17	MSC	1.306%	$520,000	($4,936)	$-	($4,936)
Vale Overseas Ltd 8.250% due 01/17/34	1.170%		03/20/17	MSC	1.306%	515,000	(2,485)	-	(2,485)

							($7,421)	$-	($7,421)

Total Credit Default Swaps (6)							($20,214)	$-	($20,214)

Total Swap Agreements							($20,214)	$-	($20,214)

(1) If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2) If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3) Implied credit spreads, represented in the absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4) The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(6) The aggregate fair value of credit default swaps in a net liability as of December 31, 2009 was $20,214.

(j)	As of December 31, 2009, $257,748 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts.

(k)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$7,685,872	$7,685,872	$-	$-
	Common Stocks
	Consumer Discretionary	6,659,937	1,364,993	5,294,944	-
	Consumer Staples	13,041,592	9,258,399	3,783,193	-
	Energy	11,215,454	11,215,454	-	-
	Financials	13,209,151	13,209,151	-	-
	Health Care	11,976,890	11,976,890	-	-
	Industrials	9,421,084	9,421,084	-	-
	Information Technology	34,950,270	34,950,270	-	-
	Materials	3,568,160	3,568,160	-	-
	Utilities	1,126,872	1,126,872	-	-

		105,169,410	96,091,273	9,078,137	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
	Corporate Bonds & Notes	$25,083,455	$-	$25,083,455	$-
	Mortgage-Backed Securities	59,871,757	-	59,871,757	-
	Asset-Backed Securities	7,652,833	-	7,652,833	-
	U.S. Government Agency Issues	1,112,017	-	1,112,017	-
	Short-Term Investment	24,784,000	-	24,784,000	-
	Securities Lending Collateral	4,774,055	-	4,774,055	-
	Investments in Other Financial Instruments (2)	212,045	212,045	-	-

		236,345,444	103,989,190	132,356,254	-

Liabilities	Investments in Other Financial Instruments (2)	(540,893)	(520,679)	(20,214)	-

	Total	$235,804,551	$103,468,511	$132,336,040	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) for the year ended December 31, 2009:

Change in Net
Unrealized
					Total Change			Appreciation
					in Net			(Depreciation) on
	Value,	Net	Accrued	Total Net	Unrealized	Transfers		Level 3 Holdings
	Beginning of	Purchases	Discounts	Realized	Appreciation	In and/or	Value,	Held at the End of
	Year	(Sales)	(Premiums)	Losses	(Depreciation)	Out of Level 3	End of Year	Year, if Applicable
Common Stocks	$5,280	$-	$-	($5,280)	$-	$-	$-	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments include open futures contracts, swap contracts, purchased options, written options, and forward foreign currency contracts, if any.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2009

Explanation of Symbols:

*	Non-income producing securities.
”	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Securities with their principal amount adjusted for inflation.
§	Variable rate securities. The rate shown is based on the latest available information as of December 31, 2009.
¤	Securities were in default as of December 31, 2009. (The Pacific Select Sigma Liquidating Trust was not in default, however, the securities held by the Trust were in default as of December 31, 2009).
±	The security is a perpetual bond and has no definite maturity date.
¥	Unsettled position. Contract rates do not take effect until settlement date.
†	Securities (or a portion of securities) on loan as of December 31, 2009.
~	Securities are not registered under the Securities Act of 1933 (1933 Act).These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
◊	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board.
‡	Securities were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, delayed delivery securities, futures contracts, written option contracts, and/or swap contracts as of December 31, 2009.
+	Securities were fair valued under the procedures established by the Fund’s Board of Trustees (the "Board”), including considerations to determine fair values for certain foreign equity securities, if applicable (See Note 2 in Notes to Financial Statements).
ж	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager or adviser pursuant to the Fund’s policy and procedures (See Note 2 in Notes to Financial Statements).
Ω	1.1% of Pacific Select Liquidating Trust’s holdings were deemed illiquid by the Fund’s adviser as of December 31, 2009.

Counterparty Abbreviations:

ADV	Advantage
BOA	Bank of America
BRC	Barclays
BNP	BNP Paribas
CIT	Citigroup
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
UBS	UBS

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt
ASX	Australian Stock Exchange
CBOT	Chicago Board of Trade
CDI	CHESS Depository Interests (Receipts)
CDO	Collateralized Debt Obligation
CME	Chicago Mercantile Exchange
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
NASDAQ	NASDAQ Stock Market
’NY’	New York Shares
NYSE	New York Stock Exchange
NVDR	Non Voting Depositary Receipt
NZX	New Zealand Stock Exchange
OTC	Over the Counter
PIK	Payment in Kind
PO	Principal Only
REIT	Real Estate Investment Trust
RNC	Riparmio Non-Convertible (Non-Convertible savings
shares on Italian Stock Exchanges)
SDR	Swedish Depositary Receipt
TSE	Toronto Stock Exchange
XAMS	Amsterdam Stock Exchange
XETR	Frankfurt Stock Exchange
XVTX	Virt-X Pan-European Stock Exchange

Note:

The descriptions and Standard and Poor’s quality ratings of the companies shown in the schedules of investments were obtained from published reports or other sources believed to be reliable and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009	Diversified	Floating	High Yield	Inflation	Managed	Money
(In thousands, except per share amounts)	Bond	Rate Loan	Bond	Managed	Bond	Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$2,740,133	$910,154	$1,191,143	$5,935,451	$4,792,633	$1,136,833

Repurchase agreements, at value	20,178	102,962	3,491	251,185	576,102	40,133

Cash (1)	148	-	30	1,317	1,430	1

Foreign currency held, at value	222	21	-	2,411	3,563	-

Deposits with brokers for securities sold short	-	-	-	-	227,245	-

Receivables:
Dividends and interest	20,036	3,021	22,207	38,649	43,251	991

Fund shares sold	48	18	44	312	496	2,759

Securities sold	153,628	29,994	15	396,921	1,187,498	-

Swap agreements	-	-	-	6,101	1,681	-

Variation margin	518	-	-	6	-	-

Swap contracts, at value	983	-	-	5,986	65,004	-

Forward foreign currency contracts appreciation	-	-	-	4,174	10,668	-

Unfunded loan commitment appreciation	-	15	-	-	-	-

Other assets	-	-	-	-	1	-

Total Assets	2,935,894	1,046,185	1,216,930	6,642,513	6,909,572	1,180,717

LIABILITIES
Payable upon return of securities loaned	265,604	-	75,132	-	363,142	-

Payables:
Fund shares redeemed	114	121	474	368	1,268	22,859

Securities purchased	587,624	82,697	-	2,278,593	1,210,391	-

Securities sold short, at value	-	-	-	-	225,861	-

Due to custodian	-	-	-	-	1,224	-

Due to broker (2)	-	-	-	6,440	60,730	-

Variation margin	-	-	-	-	569	-

Accrued advisory fees	708	606	383	1,471	1,684	133

Accrued service fees	34	16	19	71	82	20

Accrued support service expenses	47	20	23	100	113	36

Accrued custodian, and portfolio accounting and tax fees	28	63	18	69	114	17

Accrued deferred trustee compensation and retirement benefits	2	1	13	31	49	20

Accrued dividends and interest	-	-	-	1	4	-

Accrued other	117	54	43	228	227	72

Outstanding options written, at value	1,570	-	-	6,455	11,448	-

Swap contracts, at value	-	-	-	10,803	10,611	-

Forward foreign currency contracts depreciation	-	-	-	4,250	16,062	-

Other liabilities	-	-	-	35	-	-

Total Liabilities	855,848	83,578	76,105	2,308,915	1,903,579	23,157

NET ASSETS	$2,080,046	$962,607	$1,140,825	$4,333,598	$5,005,993	$1,157,560

NET ASSETS CONSIST OF:
Paid-in capital (3)	$2,207,330	$1,190,527	$1,260,597	$4,459,635	$4,943,827	$1,157,657

Undistributed/accumulated net investment income (loss) (3)	8,472	(736)	6,238	34,218	64,602	(86)

Accumulated net realized loss (3)	(119,834)	(156,195)	(201,942)	(92,239)	(71,167)	(11)

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (3)	(15,922)	(70,989)	75,932	(68,016)	68,731	-

NET ASSETS	$2,080,046	$962,607	$1,140,825	$4,333,598	$5,005,993	$1,157,560

Shares outstanding, $.001 par value (unlimited shares authorized)	217,966	131,584	188,202	391,666	451,603	114,709

Net Asset Value Per Share	$9.54	$7.32	$6.06	$11.06	$11.08	$10.09

Investments, at cost	$2,763,719	$981,157	$1,115,210	$6,001,033	$4,788,122	$1,136,833

Repurchase agreements, at cost	20,178	102,962	3,491	251,185	576,102	40,133

Securities on loan, at value	259,662	-	73,569	-	355,337	-

Foreign currency held, at cost	232	21	-	2,427	3,542	-

Proceeds from securities sold short	-	-	-	-	227,245	-

Premiums received from outstanding options written	1,128	-	-	9,508	17,981	-

(1)	Includes cash collateral segregated in the Inflation Managed and Managed Bond Portfolios of $1,149 and $1,430, respectively.

(2)	The Inflation Managed and Managed Bond Portfolios received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 17 in Notes to Financial Statements).

(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009	Short Duration	American	American Funds		Diversified
(In thousands, except per share amounts)	Bond	Funds Growth	Growth-Income	Comstock	Research	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$1,481,066	$-	$-	$2,079,131	$502,673	$160,254

Investments in affiliates, at value	-	928,276	1,496,990	-	-	-

Repurchase agreements, at value	69,490	-	-	86,490	4,786	2,113

Cash	204	-	-	1	1	1

Receivables:
Dividends and interest	9,544	-	-	4,137	579	133

Fund shares sold	27	48	33	36	2	7

Securities sold	29,354	-	46	-	159	27

Total Assets	1,589,685	928,324	1,497,069	2,169,795	508,200	162,535

LIABILITIES
Payable upon return of securities loaned	112,648	-	-	60,431	24,292	15,396

Payables:
Fund shares redeemed	593	-	79	198	188	63

Securities purchased	29,245	48	-	-	1,453	468

Variation margin	147	-	-	-	-	-

Accrued advisory fees	493	321	506	1,245	271	55

Accrued service fees	24	15	25	35	8	2

Accrued support service expenses	35	23	31	43	13	3

Accrued custodian, and portfolio accounting and tax fees	24	6	8	23	6	2

Accrued deferred trustee compensation and retirement benefits	14	4	7	10	9	8

Accrued other	86	49	64	94	30	9

Total Liabilities	143,309	466	720	62,079	26,270	16,006

NET ASSETS	$1,446,376	$927,858	$1,496,349	$2,107,716	$481,930	$146,529

NET ASSETS CONSIST OF:
Paid-in capital (1), (2)	$1,567,457	$1,796,156	$2,055,128	$2,831,533	$965,263	$216,932

Accumulated deficit (1)		(868,298)	(558,779)	(723,817)	(483,333)	(70,403)

Undistributed net investment income (2)	2,463

Accumulated net realized loss (2)	(124,817)

Net unrealized appreciation on investments and assets and liabilities in foreign currencies (2)	1,273

NET ASSETS	$1,446,376	$927,858	$1,496,349	$2,107,716	$481,930	$146,529

Shares outstanding, $.001 par value (unlimited shares authorized)	155,949	130,371	177,941	279,114	54,379	9,743

Net Asset Value Per Share	$9.27	$7.12	$8.41	$7.55	$8.86	$15.04

Investments, at cost	$1,480,326	$-	$-	$1,997,123	$445,967	$140,868

Investments in affiliates, at cost	-	1,151,248	1,858,587	-	-	-

Repurchase agreements, at cost	69,490	-	-	86,490	4,786	2,113

Securities on loan, at value	110,241	-	-	58,512	23,439	14,862

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

(2)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009	Equity	Focused	Growth	Large-Cap	Large-Cap	Long/Short
(In thousands, except per share amounts)	Index	30	LT	Growth	Value	Large-Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$3,823,782	$192,423	$1,634,597	$1,363,879	$3,266,265	$1,848,896

Repurchase agreements, at value	17,498	5,011	22,769	3,556	56,303	5,845

Cash (1)	2,215	-	-	-	1	-

Foreign currency held, at value	-	16	8,298	-	-	-

Receivables:
Dividends and interest	5,122	170	1,379	452	6,133	3,024

Fund shares sold	75	857	391	9	125	21

Securities sold	-	-	7,537	13,254	-	443

Other	-	-	45	-	-	-

Forward foreign currency contracts appreciation	-	-	3,547	-	-	-

Other assets	-	-	16	-	-	-

Total Assets	3,848,692	198,477	1,678,579	1,381,150	3,328,827	1,858,229

LIABILITIES
Payable upon return of securities loaned	74,063	17,059	56,908	57,763	47,665	-

Payables:
Fund shares redeemed	435	187	50	303	536	102

Securities purchased	706	183	14,307	4,047	-	-

Securities sold short, at value	-	-	-	-	-	375,874

Due to custodian	-	-	8	-	-	-

Variation margin	220	-	-	-	-	138

Accrued advisory fees	160	112	741	752	1,642	1,102

Accrued service fees	63	3	27	22	54	25

Accrued support service expenses	70	6	34	23	65	28

Accrued custodian, and portfolio accounting and tax fees	41	3	22	14	37	19

Accrued deferred trustee compensation and retirement benefits	33	1	29	19	32	-

Accrued dividends and interest	-	-	-	-	-	347

Accrued other	149	14	79	53	151	81

Outstanding options written, at value	-	-	10	-	-	-

Total Liabilities	75,940	17,568	72,215	62,996	50,182	377,716

NET ASSETS	$3,772,752	$180,909	$1,606,364	$1,318,154	$3,278,645	$1,480,513

NET ASSETS CONSIST OF:
Paid-in capital (2)	$4,095,852	$396,953	$2,028,531	$1,432,699	$3,891,801	$1,551,599

Accumulated deficit (2)	(323,100)	(216,044)	(422,167)	(114,545)	(613,156)	(71,086)

NET ASSETS	$3,772,752	$180,909	$1,606,364	$1,318,154	$3,278,645	$1,480,513

Shares outstanding, $.001 par value (unlimited shares authorized)	154,721	15,978	89,033	254,893	312,176	178,367

Net Asset Value Per Share	$24.38	$11.32	$18.04	$5.17	$10.50	$8.30

Investments, at cost	$3,727,848	$180,942	$1,409,842	$1,074,079	$3,048,389	$1,615,110

Repurchase agreements, at cost	17,498	5,011	22,769	3,556	56,303	5,845

Securities on loan, at value	71,358	16,490	55,161	56,008	46,175	-

Foreign currency held, at cost	-	16	8,234	-	-	-

Proceeds from securities sold short	-	-	-	-	-	332,572

Premiums received from outstanding options written	-	-	60	-	-	-

(1)	Includes margin deposits segregated for futures contracts in the Equity Index Portfolio of $2,214.

(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
(In thousands, except per share amounts)	Core	Equity	Growth	Value	Equity	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$1,349,054	$1,987,691	$1,296,960	$1,056,441	$736,618	$671,283

Repurchase agreements, at value	9,352	29,621	7,507	23,267	17,179	25,603

Cash	-	1	-	-	1	-

Receivables:
Dividends and interest	2,230	2,067	813	1,832	1,733	99

Fund shares sold	100	9	210	56	56	6

Securities sold	19,296	-	-	-	2,395	-

Total Assets	1,380,032	2,019,389	1,305,490	1,081,596	757,982	696,991

LIABILITIES
Payable upon return of securities loaned	35,541	92,617	129,803	-	46,186	89,357

Payables:
Fund shares redeemed	46	628	129	17	123	104

Securities purchased	9,895	-	-	-	347	1,187

Accrued advisory fees	510	1,055	692	629	447	302

Accrued service fees	22	32	20	18	12	10

Accrued support service expenses	31	50	22	16	15	13

Accrued custodian, and portfolio accounting and tax fees	19	21	20	12	8	7

Accrued deferred trustee compensation and retirement benefits	25	24	6	-	-	6

Accrued offering expenses	-	-	-	11	-	-

Accrued other	74	122	62	33	37	41

Total Liabilities	46,163	94,549	130,754	736	47,175	91,027

NET ASSETS	$1,333,869	$1,924,840	$1,174,736	$1,080,860	$710,807	$605,964

NET ASSETS CONSIST OF:
Paid-in capital (1)	$2,138,256	$3,818,005	$1,184,221	$898,837	$781,806	$837,609

Undistributed/accumulated earnings (deficit) (1)	(804,387)	(1,893,165)	(9,485)	182,023	(70,999)	(231,645)

NET ASSETS	$1,333,869	$1,924,840	$1,174,736	$1,080,860	$710,807	$605,964

Shares outstanding, $.001 par value (unlimited shares authorized)	79,236	160,055	155,947	90,626	59,502	64,378

Net Asset Value Per Share	$16.83	$12.03	$7.53	$11.93	$11.95	$9.41

Investments, at cost	$1,182,525	$1,718,135	$1,251,243	$901,497	$639,981	$580,153

Repurchase agreements, at cost	9,352	29,621	7,507	23,267	17,179	25,603

Securities on loan, at value	34,317	89,549	125,957	-	44,348	86,190

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009	Small-Cap	Small-Cap	Emerging	International	International	International
(In thousands, except per share amounts)	Index	Value	Markets	Large-Cap	Small-Cap	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$510,750	$697,048	$1,723,757	$2,630,934	$900,577	$2,108,593

Repurchase agreements, at value	8,407	33,647	48,449	-	6,362	16,387

Cash (1)	399	-	1	-	20	1,145

Foreign currency held, at value (1)	-	-	2,590	1,926	24	33,262

Receivables:
Dividends and interest	625	1,144	802	2,124	1,281	3,538

Fund shares sold	55	574	869	48	107	138

Securities sold	26	-	1,450	13,800	4,361	1,257

Variation margin	-	-	-	-	-	631

Forward foreign currency contracts appreciation	-	-	-	-	89	-

Other assets	-	-	-	7	-	-

Total Assets	520,262	732,413	1,777,918	2,648,839	912,821	2,164,951

LIABILITIES
Payable upon return of securities loaned	54,702	49,235	39,872	42,750	23,973	61,480

Payables:
Fund shares redeemed	350	40	1,256	546	2	143

Securities purchased	-	45	910	-	1,010	8,144

Due to custodian	-	-	-	1,904	-	-

Variation margin	62	-	-	-	-	-

Accrued advisory fees	117	429	1,163	1,676	637	1,160

Accrued service fees	8	11	28	43	15	35

Accrued support service expenses	10	13	34	54	18	49

Accrued custodian, and portfolio accounting and tax fees	6	8	90	58	25	52

Accrued deferred trustee compensation and retirement benefits	18	5	9	24	2	27

Accrued foreign capital gains tax	-	-	1,916	-	-	-

Accrued other	18	35	73	127	48	117

Forward foreign currency contracts depreciation	-	-	-	-	35	-

Other liabilities	-	-	10	-	17	13

Total Liabilities	55,291	49,821	45,361	47,182	25,782	71,220

NET ASSETS	$464,971	$682,592	$1,732,557	$2,601,657	$887,039	$2,093,731

NET ASSETS CONSIST OF:
Paid-in capital (2), (3)	$824,460	$798,332	$1,522,709	$2,790,784	$1,163,235	$3,378,346

Accumulated deficit (2)	(359,489)	(115,740)

Undistributed net investment income (3)			1,107	3,610	1,063	19,222

Accumulated net realized loss (3)			(247,578)	(242,283)	(366,553)	(1,164,363)

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (3)
			456,319	49,546	89,294	(139,474)

NET ASSETS	$464,971	$682,592	$1,732,557	$2,601,657	$887,039	$2,093,731

Shares outstanding, $.001 par value (unlimited shares authorized)	50,352	61,237	127,390	428,291	127,747	191,261

Net Asset Value Per Share	$9.23	$11.15	$13.60	$6.07	$6.94	$10.95

Investments, at cost	$616,105	$610,217	$1,265,227	$2,581,378	$811,212	$2,248,551

Repurchase agreements, at cost	8,407	33,647	48,449	-	6,362	16,387

Securities on loan, at value	52,370	47,497	38,939	40,854	22,707	58,455

Foreign currency held, at cost	-	-	2,883	1,925	24	33,283

(1)	Includes margin deposits segregated for futures contracts in the Small-Cap Index and International Value Portfolios of $398 and $1,993, respectively.

(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009	Health	Real		American Funds
(In thousands, except per share amounts)	Sciences	Estate	Technology	Asset Allocation	Multi-Strategy
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$104,347	$638,126	$85,889	$139,206	$211,349

Repurchase agreements, at value	5,540	17,097	2,349	-	24,784

Cash (1)	-	-	-	-	258

Foreign currency held, at value	-	6	-	-	43

Receivables:
Dividends and interest	14	2,347	9	-	828

Fund shares sold	13	246	123	1,969	14

Securities sold	13	3,400	7,516	-	-

Due from Adviser	-	-	-	-	10

Other	-	-	-	-	10

Total Assets	109,927	661,222	95,886	141,175	237,296

LIABILITIES
Payable upon return of securities loaned	19,648	48,010	7,214	-	5,192

Payables:
Fund shares redeemed	193	412	-	-	226

Securities purchased	-	1,732	6,509	1,969	29,545

Variation margin	-	-	-	-	30

Accrued advisory fees	68	427	60	48	77

Accrued service fees	1	10	1	2	3

Accrued support service expenses	2	12	1	2	5

Accrued custodian, and portfolio accounting and tax fees	1	7	2	2	10

Accrued deferred trustee compensation and retirement benefits	2	9	2	-	10

Accrued offering expenses	-	-	-	13	-

Accrued other	4	28	3	2	31

Swap contracts, at value	-	-	-	-	20

Total Liabilities	19,919	50,647	13,792	2,038	35,149

NET ASSETS	$90,008	$610,575	$82,094	$139,137	$202,147

NET ASSETS CONSIST OF:
Paid-in capital (2)	$108,000	$1,180,588	$112,722	$123,610	$364,798

Undistributed/accumulated earnings (deficit) (2)	(17,992)	(570,013)	(30,628)	15,527	(162,651)

NET ASSETS	$90,008	$610,575	$82,094	$139,137	$202,147

Shares outstanding, $.001 par value (unlimited shares authorized)	9,597	54,023	18,041	10,902	18,969

Net Asset Value Per Share	$9.38	$11.30	$4.55	$12.76	$10.66

Investments, at cost	$87,689	$626,929	$72,310	$125,193	$208,303

Repurchase agreements, at cost	5,540	17,097	2,349	-	24,784

Securities on loan, at value	18,989	46,223	6,941	-	5,005

Foreign currency held, at cost	-	6	-	-	43

(1)	Includes margin deposits segregated for futures contracts in the Multi-Strategy Portfolio of $258.

(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009	Diversified	Floating	High Yield	Inflation	Managed	Money
(In thousands)	Bond	Rate Loan	Bond	Managed	Bond	Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$9	$-	$964	$331	$7,184	$-

Interest, net of foreign taxes withheld	83,445	44,836	87,320	130,153	251,814	7,817

Securities lending	1,715	-	386	-	1,416	-

Other (1)	9	479	37	-	6	295

Total Investment Income	85,178	45,315	88,707	130,484	260,420	8,112

EXPENSES
Advisory fees	7,671	6,215	3,659	16,268	18,233	1,828

Service fees	3,836	1,657	1,829	8,145	9,175	2,906

Support services expenses	229	61	74	282	338	115

Custodian fees and expenses	16	4	10	66	215	7

Portfolio accounting and tax fees	158	307	90	372	539	108

Printing expenses	84	22	24	111	124	43

Postage and mailing expenses	48	20	23	100	114	40

Legal and audit fees	225	78	86	322	420	142

Trustees’ compensation and expenses	37	15	19	88	98	33

Interest expense and commitment fees	22	4	3	235	165	3

Other	46	69	8	74	76	23

Total Expenses	12,372	8,452	5,825	26,063	29,497	5,248

Custodian Credits	(1)	-	-	(10)	(28)	-

Net Expenses	12,371	8,452	5,825	26,053	29,469	5,248

NET INVESTMENT INCOME	72,807	36,863	82,882	104,431	230,951	2,864

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	40,971	(83,301)	(48,653)	546,876	169,283	(9)

Closed short positions	-	-	-	3,576	(5,511)	-

Futures contracts and swap transactions	(17,644)	-	(1,564)	(10,811)	(68,274)	-

Written option transactions	875	-	-	4,493	(27,822)	-

Foreign currency transactions	(116)	(130)	-	(14,372)	(78,871)	-

Net Realized Gain (Loss)	24,086	(83,431)	(50,217)	529,762	(11,195)	(9)

Change in net unrealized appreciation (depreciation) on:
Investment securities	127,934	221,228	272,119	59,191	369,541	-

Unfunded loan commitments	-	86	-	-	-	-

Short positions	385	-	-	289	1,384	-

Futures contracts and swaps	27,929	-	-	41,157	210,141	-

Written options	909	-	-	12,629	49,143	-

Foreign currencies	51	(156)	-	16,298	11,058	-

Change in Net Unrealized Appreciation (Depreciation)	157,208	221,158	272,119	129,564	641,267	-

NET GAIN (LOSS)	181,294	137,727	221,902	659,326	630,072	(9)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$254,101	$174,590	$304,784	$763,757	$861,023	$2,855

Foreign taxes withheld on dividends and interest	$-	$29	$-	$-	$-	$-

(1)	Other income for the Money Market Portfolio represents amounts recovered from the settlement of litigation.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009	Short Duration	American	American Funds		Diversified
(In thousands)	Bond	Funds Growth	Growth-Income	Comstock	Research	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$-	$41,910	$11,591	$2,010

Dividends from mutual fund investments	-	-	-	-	-	-

Dividends from affiliated mutual fund investments	-	6,986	23,713	-	-	-

Interest, net of foreign taxes withheld	52,442	-	-	45	9	3

Securities lending	832	-	-	320	314	114

Other	-	-	-	1	-	-

Total Investment Income	53,274	6,986	23,713	42,276	11,914	2,127

EXPENSES
Advisory fees	5,758	7,112	9,481	12,102	3,405	591

Service fees	2,879	1,901	2,551	3,459	1,020	263

Support services expenses	125	68	81	118	46	13

Custodian fees and expenses	32	-	-	8	5	2

Portfolio accounting and tax fees	126	38	48	112	32	11

Printing expenses	48	26	34	46	14	4

Postage and mailing expenses	36	21	29	40	10	3

Legal and audit fees	144	74	93	133	48	13

Trustees’ compensation and expenses	31	22	27	36	12	1

Interest expense and commitment fees	12	-	2	6	1	1

Other	22	24	27	33	9	-

Total Expenses	9,213	9,286	12,373	16,093	4,602	902

Custodian Credits	(9)	-	-	-	-	-

Advisory Fee Wavier (1)	-	(3,231)	(4,336)	-	-	-

Net Expenses	9,204	6,055	8,037	16,093	4,602	902

NET INVESTMENT INCOME	44,070	931	15,676	26,183	7,312	1,225

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(107,934)	-	-	(254,579)	(168,375)	(38,541)

Investment securities from affiliated mutual fund investment	-	(392,730)	(30,570)	-	-	-

Futures contracts and swap transactions	16,610	-	-	2,313	-	-

Net Realized Loss	(91,324)	(392,730)	(30,570)	(252,266)	(168,375)	(38,541)

Change in net unrealized appreciation (depreciation) on:
Investment securities	164,492	-	-	713,059	285,315	77,301

Investment securities from affiliated mutual fund investment	-	691,262	369,515	-	-	-

Futures contracts and swaps	(2,588)	-	-	-	-	-

Change in Net Unrealized Appreciation	161,904	691,262	369,515	713,059	285,315	77,301

NET GAIN	70,580	298,532	338,945	460,793	116,940	38,760

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,650	$299,463	$354,621	$486,976	$124,252	$39,985

Foreign taxes withheld on dividends and interest	$-	$-	$-	$608	$130	$3

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Growth and American Funds Growth-Income Portfolios (see Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009	Equity	Focused	Growth	Large-Cap	Large-Cap	Long/Short
(In thousands)	Index	30	LT	Growth	Value	Large-Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$64,857	$1,697	$18,360	$9,204	$80,204	$27,726

Interest, net of foreign taxes withheld	44	10	24	8	163	43

Securities lending	920	258	654	255	640	26

Total Investment Income	65,821	1,965	19,038	9,467	81,007	27,795

EXPENSES
Advisory fees	1,415	1,688	7,582	6,721	15,701	11,204

Service fees	5,661	464	2,757	1,891	5,297	2,241

Support services expenses	184	24	104	85	175	93

Custodian fees and expenses	14	6	32	7	19	2

Portfolio accounting and tax fees	185	15	92	62	173	84

Printing expenses	74	6	37	72	71	29

Postage and mailing expenses	71	5	32	23	64	30

Legal and audit fees	233	23	123	83	209	117

Trustees’ compensation and expenses	57	5	29	19	54	20

Interest expense and commitment fees	7	1	4	2	12	907

Dividend expenses	-	-	-	-	-	4,109

Offering expenses	-	-	-	-	-	23

Other	37	7	17	6	38	24

Total Expenses	7,938	2,244	10,809	8,971	21,813	18,883

Custodian Credits	(3)	(9)	(4)	-	-	-

Advisory Fee Waiver (1)	-	-	-	(79)	-	(1,733)

Net Expenses	7,935	2,235	10,805	8,892	21,813	17,150

NET INVESTMENT INCOME (LOSS)	57,886	(270)	8,233	575	59,194	10,645

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(36,740)	(124,031)	(252,165)	(22,379)	(221,083)	(3,741)

Closed short positions	-	-	-	-	-	(67,022)

Futures contracts and swap transactions	16,369	1,041	29	8,792	8,822	11,996

Written option transactions	-	-	289	-	-	-

Foreign currency transactions	-	151	(9,129)	-	125	-

Net Realized Loss	(20,371)	(122,839)	(260,976)	(13,587)	(212,136)	(58,767)

Change in net unrealized appreciation (depreciation) on:
Investment securities	791,017	216,556	692,923	376,859	809,417	419,604

Short positions	-	-	-	-	-	(43,302)

Futures contracts and swaps	(708)	-	-	-	-	(193)

Written options	-	-	1,364	-	-	-

Foreign currencies	-	1	7,428	-	27	-

Change in Net Unrealized Appreciation	790,309	216,557	701,715	376,859	809,444	376,109

NET GAIN	769,938	93,718	440,739	363,272	597,308	317,342

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$827,824	$93,448	$448,972	$363,847	$656,502	$327,987

Foreign taxes withheld on dividends and interest	$12	$36	$842	$130	$2,591	$11

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth and Long/Short Large-Cap Portfolios (see Note 3 in Notes to the Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
(In thousands)	Core	Equity	Growth	Value	Equity	Growth
	Portfolio	Portfolio	Portfolio	Portfolio (1)	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$26,309	$36,887	$8,493	$12,128	$10,811	$2,087

Interest, net of foreign taxes withheld	14	42	24	23	16	16

Securities lending	638	657	3,459	-	395	770

Other	-	-	4	-	-	-

Total Investment Income	26,961	37,586	11,980	12,151	11,222	2,873

EXPENSES
Advisory fees	5,726	13,109	6,355	4,497	4,650	3,268

Service fees	2,545	4,034	1,816	1,287	1,240	1,089

Support services expenses	99	172	96	37	124	54

Custodian fees and expenses	30	12	23	2	2	10

Portfolio accounting and tax fees	81	124	79	45	42	21

Printing expenses	42	54	30	17	17	14

Postage and mailing expenses	28	43	21	17	15	12

Legal and audit fees	111	175	186	38	67	65

Trustees’ compensation and expenses	28	45	18	10	12	12

Interest expense and commitment fees	9	9	2	1	3	2

Offering expenses	-	-	-	12	-	-

Recoupment of adviser reimbursement	-	-	-	16	-	-

Other	16	54	17	9	17	27

Total Expenses	8,715	17,831	8,643	5,988	6,189	4,574

Adviser Reimbursement	-	-	-	(16)	-	-

Net Expenses	8,715	17,831	8,643	5,972	6,189	4,574

NET INVESTMENT INCOME (LOSS)	18,246	19,755	3,337	6,179	5,033	(1,701)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(467,075)	(624,544)	(5,998)	89,280	(32,135)	(98,108)

Futures contracts and swap transactions	-	10,554	3,319	16,686	-	2,985

Foreign currency transactions	1	-	(344)	-	-	-

Net Realized Gain (Loss)	(467,074)	(613,990)	(3,023)	105,966	(32,135)	(95,123)

Change in net unrealized appreciation (depreciation) on:
Investment securities	769,210	1,209,759	425,172	154,944	192,565	307,408

Change in Net Unrealized Appreciation	769,210	1,209,759	425,172	154,944	192,565	307,408

NET GAIN	302,136	595,769	422,149	260,910	160,430	212,285

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$320,382	$615,524	$425,486	$267,089	$165,463	$210,584

Foreign taxes withheld on dividends and interest	$61	$-	$256	$-	$-	$-

(1)	Operations commenced on January 2, 2009.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009	Small-Cap	Small-Cap	Emerging	International	International	International
(In thousands)	Index	Value	Markets	Large-Cap	Small-Cap	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$6,416	$19,541	$28,088	$58,141	$18,958	$70,198

Interest, net of foreign taxes withheld	6	14	31	43	13	16

Securities lending	862	850	249	1,434	626	2,342

Other (1)	-	-	6	357	-	3,638

Total Investment Income	7,284	20,405	28,374	59,975	19,597	76,194

EXPENSES
Advisory fees	1,243	4,067	10,912	16,795	6,253	13,018

Service fees	828	1,085	2,728	4,404	1,471	4,006

Support services expenses	42	47	92	162	63	167

Custodian fees and expenses	16	7	339	139	42	132

Portfolio accounting and tax fees	28	37	131	180	78	173

Printing expenses	11	14	36	58	19	54

Postage and mailing expenses	7	13	31	51	17	44

Legal and audit fees	53	103	107	214	74	247

Trustees’ compensation and expenses	7	11	28	46	15	44

Interest expense and commitment fees	1	1	19	6	9	29

Other	-	9	54	36	43	37

Total Expenses	2,236	5,394	14,477	22,091	8,084	17,951

Custodian Credits	-	(1)	(13)	(1)	(1)	(23)

Net Expenses	2,236	5,393	14,464	22,090	8,083	17,928

NET INVESTMENT INCOME	5,048	15,012	13,910	37,885	11,514	58,266

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions (2)	(73,309)	(73,163)	(144,976)	(126,710)	(105,488)	(755,893)

Futures contracts and swap transactions	2,380	2,539	-	-	2,212	14,921

Foreign currency transactions	-	-	(777)	1,269	(455)	(13,951)

Net Realized Loss	(70,929)	(70,624)	(145,753)	(125,441)	(103,731)	(754,923)

Change in net unrealized appreciation (depreciation) on:
Investment securities (3)	170,783	202,307	968,562	761,512	310,674	1,159,790

Futures contracts and swaps	(12)	-	-	-	-	686

Foreign currencies	-	-	(239)	55	(64)	1,930

Change in Net Unrealized Appreciation	170,771	202,307	968,323	761,567	310,610	1,162,406

NET GAIN	99,842	131,683	822,570	636,126	206,879	407,483

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$104,890	$146,695	$836,480	$674,011	$218,393	$465,749

Foreign taxes withheld on dividends and interest	$2	$79	$2,432	$6,724	$1,934	$6,689

(1)	Other income for these portfolios represents amounts recovered from the settlement of litigation.

(2)	Realized gain on investment security transactions for the Emerging Markets Portfolio is net of foreign capital gains tax withheld of $26.

(3)	Change in net unrealized appreciation (depreciation) on securities for the Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $1,916.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009	Health	Real		American Funds
(In thousands)	Sciences	Estate	Technology	Asset Allocation	Multi-Strategy
	Portfolio	Portfolio	Portfolio	Portfolio (1)	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$408	$10,711	$315	$-	$2,219

Dividends from mutual fund investments	-	-	-	2,741	-

Interest, net of foreign taxes withheld	4	10	2	-	4,292

Securities lending	94	418	37	-	28

Other	-	-	-	-	3

Total Investment Income	506	11,139	354	2,741	6,542

EXPENSES
Advisory fees	735	3,981	541	494	862

Service fees	163	952	120	131	383

Support services expenses	30	41	13	4	24

Custodian fees and expenses	3	6	3	-	9

Portfolio accounting and tax fees	8	31	5	9	80

Printing expenses	2	12	2	1	5

Postage and mailing expenses	2	10	1	2	4

Legal and audit fees	9	47	7	4	89

Trustees’ compensation and expenses	2	10	1	1	3

Interest expense and commitment fees	-	1	-	-	6

Offering expenses	-	-	-	13	-

Recoupment of adviser reimbursement	-	-	-	5	-

Other	2	4	1	1	-

Total Expenses	956	5,095	694	665	1,465

Advisory Fee Wavier (2)	-	-	-	(223)	-

Adviser Reimbursement	-	-	-	(5)	(19)

Net Expenses	956	5,095	694	437	1,446

NET INVESTMENT INCOME (LOSS)	(450)	6,044	(340)	2,304	5,096

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(8,236)	(100,318)	931	1,523	(26,710)

Futures contracts and swap transactions	-	-	-	-	(4,922)

Written option transactions	-	-	-	-	70

Foreign currency transactions	3	-	1	-	12

Net Realized Gain (Loss)	(8,233)	(100,318)	932	1,523	(31,550)

Change in net unrealized appreciation (depreciation) on:
Investment securities	27,703	253,738	24,641	14,013	65,804

Futures contracts and swaps	-	-	-	-	(424)

Foreign currencies	-	-	(25)	-	2

Change in Net Unrealized Appreciation	27,703	253,738	24,616	14,013	65,382

NET GAIN	19,470	153,420	25,548	15,536	33,832

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,020	$159,464	$25,208	$17,840	$38,928

Foreign taxes withheld on dividends and interest	$23	$304	$17	$-	$34

(1)	Operations commenced on February 2, 2009.

(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Asset Allocation Portfolio (see Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

	Diversified Bond Portfolio		Floating Rate Loan Portfolio		High Yield Bond Portfolio
OPERATIONS
Net investment income	$72,807	$89,733	$36,863	$58,350	$82,882	$62,649

Net realized gain (loss)	24,086	(132,591)	(83,431)	(70,098)	(50,217)	(71,296)

Change in net unrealized appreciation (depreciation)	157,208	(126,049)	221,158	(248,250)	272,119	(170,298)

Net Increase (Decrease) in Net Assets Resulting from Operations	254,101	(168,907)	174,590	(259,998)	304,784	(178,945)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(69,017)	(77,968)	(39,668)	(56,938)	(77,391)	(63,741)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	164,922	232,579	165,105	176,547	296,972	151,740

Dividend and distribution reinvestments	69,017	77,968	39,668	56,938	77,391	63,741

Cost of shares repurchased	(198,124)	(225,722)	(34,224)	(31,951)	(112,881)	(113,115)

Net Increase in Net Assets from Capital Share Transactions	35,815	84,825	170,549	201,534	261,482	102,366

NET INCREASE (DECREASE) IN NET ASSETS	220,899	(162,050)	305,471	(115,402)	488,875	(140,320)

NET ASSETS
Beginning of Year	1,859,147	2,021,197	657,136	772,538	651,950	792,270

End of Year	$2,080,046	$1,859,147	$962,607	$657,136	$1,140,825	$651,950

Undistributed/Accumulated Net Investment Income (Loss)	$8,472	$4,226	($736)	$866	$6,238	$173

	Inflation Managed Portfolio		Managed Bond Portfolio		Money Market Portfolio
OPERATIONS
Net investment income	$104,431	$182,246	$230,951	$257,876	$2,864	$29,354

Net realized gain (loss)	529,762	(334,829)	(11,195)	374,865	(9)	(1)

Change in net unrealized appreciation (depreciation)	129,564	(285,111)	641,267	(723,829)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	763,757	(437,694)	861,023	(91,088)	2,855	29,353

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(323,662)	(153,448)	(607,589)	(256,361)	(3,427)	(29,154)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	174,982	265,692	265,172	328,321	533,188	1,572,590

Dividend and distribution reinvestments	323,662	153,448	607,589	256,361	3,427	29,154

Cost of shares repurchased	(588,726)	(596,842)	(529,429)	(647,034)	(1,037,406)	(990,521)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(90,082)	(177,702)	343,332	(62,352)	(500,791)	611,223

NET INCREASE (DECREASE) IN NET ASSETS	350,013	(768,844)	596,766	(409,801)	(501,363)	611,422

NET ASSETS
Beginning of Year	3,983,585	4,752,429	4,409,227	4,819,028	1,658,923	1,047,501

End of Year	$4,333,598	$3,983,585	$5,005,993	$4,409,227	$1,157,560	$1,658,923

Undistributed/Accumulated Net Investment Income (Loss)	$34,218	$62,176	$64,602	$156,509	($86)	$477

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
			American Funds		American Funds
	Short Duration Bond Portfolio		Growth Portfolio		Growth-Income Portfolio
OPERATIONS
Net investment income	$44,070	$62,465	$931	$9,507	$15,676	$21,657

Net realized gain (loss)	(91,324)	7,628	(392,730)	188,436	(30,570)	129,635

Change in net unrealized appreciation (depreciation)	161,904	(157,604)	691,262	(1,076,296)	369,515	(867,316)

Net Increase (Decrease) in Net Assets Resulting from Operations	114,650	(87,511)	299,463	(878,353)	354,621	(716,024)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(41,997)	(62,990)	(198,371)	(269,310)	(149,375)	(90,353)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	164,894	255,019	64,928	605,134	69,236	143,031

Dividend and distribution reinvestments	41,997	62,990	198,371	269,310	149,375	90,353

Cost of shares repurchased	(405,557)	(156,621)	(622,747)	(99,031)	(86,319)	(340,437)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(198,666)	161,388	(359,448)	775,413	132,292	(107,053)

NET INCREASE (DECREASE) IN NET ASSETS	(126,013)	10,887	(258,356)	(372,250)	337,538	(913,430)

NET ASSETS
Beginning of Year	1,572,389	1,561,502	1,186,214	1,558,464	1,158,811	2,072,241

End of Year	$1,446,376	$1,572,389	$927,858	$1,186,214	$1,496,349	$1,158,811

Undistributed Net Investment Income	$2,463	$390	N/A	N/A	N/A	N/A

	Comstock Portfolio		Diversified Research Portfolio		Equity Portfolio
OPERATIONS
Net investment income	$26,183	$42,290	$7,312	$10,944	$1,225	$981

Net realized loss	(252,266)	(382,302)	(168,375)	(126,941)	(38,541)	(22,297)

Change in net unrealized appreciation (depreciation)	713,059	(517,133)	285,315	(326,804)	77,301	(74,323)

Net Increase (Decrease) in Net Assets Resulting from Operations	486,976	(857,145)	124,252	(442,801)	39,985	(95,639)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(25,494)	(145,974)	(7,270)	(172,047)	(1,219)	(29,108)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	236,575	207,389	17,865	88,674	6,925	11,543

Dividend and distribution reinvestments	25,494	145,974	7,270	172,047	1,219	29,108

Cost of shares repurchased	(95,368)	(501,781)	(340,330)	(484,430)	(26,248)	(51,710)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	166,701	(148,418)	(315,195)	(223,709)	(18,104)	(11,059)

NET INCREASE (DECREASE) IN NET ASSETS	628,183	(1,151,537)	(198,213)	(838,557)	20,662	(135,806)

NET ASSETS
Beginning of Year	1,479,533	2,631,070	680,143	1,518,700	125,867	261,673

End of Year	$2,107,716	$1,479,533	$481,930	$680,143	$146,529	$125,867

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

N/A Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities)

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)
						Year/Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

	Equity Index Portfolio		Focused 30 Portfolio		Growth LT Portfolio
OPERATIONS
Net investment income (loss)	$57,886	$45,933	($270)	($245)	$8,233	$11,403

Net realized loss	(20,371)	(62,524)	(122,839)	(54,636)	(260,976)	(77,390)

Change in net unrealized appreciation (depreciation)	790,309	(1,012,577)	216,557	(300,658)	701,715	(798,922)

Net Increase (Decrease) in Net Assets Resulting from Operations	827,824	(1,029,168)	93,448	(355,539)	448,972	(864,909)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(56,951)	(156,823)	-	(42,818)	(14,793)	(263,598)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	1,415,911	912,258	53,405	482,212	59,381	347,128

Dividend and distribution reinvestments	56,951	156,823	-	42,818	14,793	263,598

Cost of shares repurchased	(209,868)	(267,616)	(321,419)	(145,397)	(149,187)	(191,153)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,262,994	801,465	(268,014)	379,633	(75,013)	419,573

NET INCREASE (DECREASE) IN NET ASSETS	2,033,867	(384,526)	(174,566)	(18,724)	359,166	(708,934)

NET ASSETS
Beginning of Year	1,738,885	2,123,411	355,475	374,199	1,247,198	1,956,132

End of Year	$3,772,752	$1,738,885	$180,909	$355,475	$1,606,364	$1,247,198

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Long/Short Large-Cap Portfolio (1)
OPERATIONS
Net investment income (loss)	$575	($1,154)	$59,194	$47,563	$10,645	$5,594

Net realized loss	(13,587)	(260,284)	(212,136)	(232,612)	(58,767)	(203,781)

Change in net unrealized appreciation (depreciation)	376,859	(263,518)	809,444	(912,331)	376,109	(185,462)

Net Increase (Decrease) in Net Assets Resulting from Operations	363,847	(524,956)	656,502	(1,097,380)	327,987	(383,649)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(659)	(187,644)	(58,766)	(159,932)	(9,834)	(5,590)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	479,118	106,780	686,939	214,392	463,546	1,139,612

Dividend and distribution reinvestments	659	187,644	58,766	159,932	9,834	5,590

Cost of shares repurchased	(56,959)	(76,812)	(130,108)	(108,765)	(38,377)	(28,606)

Net Increase in Net Assets from Capital Share Transactions	422,818	217,612	615,597	265,559	435,003	1,116,596

NET INCREASE (DECREASE) IN NET ASSETS	786,006	(494,988)	1,213,333	(991,753)	753,156	727,357

NET ASSETS
Beginning of Year or Period	532,148	1,027,136	2,065,312	3,057,065	727,357	-

End of Year or Period	$1,318,154	$532,148	$3,278,645	$2,065,312	$1,480,513	$727,357

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Operations commenced on May 1, 2008.

N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)	Year/Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

	Main Street Core Portfolio		Mid-Cap Equity Portfolio (1)		Mid-Cap Growth Portfolio
OPERATIONS
Net investment income	$18,246	$27,734	$19,755	$60,409	$3,337	$1,596

Net realized loss	(467,074)	(277,478)	(613,990)	(1,167,318)	(3,023)	(17,942)

Change in net unrealized appreciation (depreciation)	769,210	(643,726)	1,209,759	(573,791)	425,172	(531,556)

Net Increase (Decrease) in Net Assets Resulting from Operations	320,382	(893,470)	615,524	(1,680,700)	425,486	(547,902)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(17,979)	(271,713)	(19,164)	(656,466)	(4,783)	(129,765)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	37,161	171,919	73,231	340,324	253,998	124,696

Dividend and distribution reinvestments	17,979	271,713	19,164	656,466	4,783	129,765

Cost of shares repurchased	(454,815)	(400,182)	(1,471,090)	(345,057)	(95,519)	(440,169)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(399,675)	43,450	(1,378,695)	651,733	163,262	(185,708)

NET INCREASE (DECREASE) IN NET ASSETS	(97,272)	(1,121,733)	(782,335)	(1,685,433)	583,965	(863,375)

NET ASSETS
Beginning of Year	1,431,141	2,552,874	2,707,175	4,392,608	590,771	1,454,146

End of Year	$1,333,869	$1,431,141	$1,924,840	$2,707,175	$1,174,736	$590,771

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Mid-Cap Value Portfolio (2)		Small-Cap Equity Portfolio		Small-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	$6,179		$5,033	$3,930	($1,701)	($1,321)

Net realized gain (loss)	105,966		(32,135)	(126,773)	(95,123)	(171,535)

Change in net unrealized appreciation (depreciation)	154,944		192,565	(95,862)	307,408	(279,298)

Net Increase (Decrease) in Net Assets Resulting from Operations	267,089		165,463	(218,705)	210,584	(452,154)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(85,066)		(4,511)	(17,893)	-	(80,362)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	854,246		28,671	454,205	31,122	225,903

Dividend and distribution reinvestments	85,066		4,511	17,893	-	80,362

Cost of shares repurchased	(40,475)		(95,453)	(60,624)	(188,219)	(60,723)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	898,837		(62,271)	411,474	(157,097)	245,542

NET INCREASE (DECREASE) IN NET ASSETS	1,080,860		98,681	174,876	53,487	(286,974)

NET ASSETS
Beginning of Year or Period	-		612,126	437,250	552,477	839,451

End of Year or Period	$1,080,860		$710,807	$612,126	$605,964	$552,477

Undistributed/Accumulated Net Investment Income (Loss)	N/A		N/A	N/A	N/A	N/A

(1)	Prior to May 1, 2008, Mid-Cap Equity Portfolio was named Mid-Cap Value Portfolio.

(2)	Operations commenced on January 2, 2009.

N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

	Small-Cap Index Portfolio		Small-Cap Value Portfolio		Emerging Markets Portfolio
OPERATIONS
Net investment income	$5,048	$12,032	$15,012	$13,915	$13,910	$28,075

Net realized gain (loss)	(70,929)	17,186	(70,624)	(21,554)	(145,753)	117,308

Change in net unrealized appreciation (depreciation)	170,771	(310,336)	202,307	(169,958)	968,323	(1,052,983)

Net Increase (Decrease) in Net Assets Resulting from Operations	104,890	(281,118)	146,695	(177,597)	836,480	(907,600)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(32,254)	(71,800)	(14,568)	(77,421)	(232,834)	(325,923)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	34,231	72,949	162,617	103,036	75,741	154,374

Dividend and distribution reinvestments	32,254	71,800	14,568	77,421	232,834	325,923

Cost of shares repurchased	(93,670)	(914,490)	(64,665)	(80,585)	(201,379)	(367,801)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(27,185)	(769,741)	112,520	99,872	107,196	112,496

NET INCREASE (DECREASE) IN NET ASSETS	45,451	(1,122,659)	244,647	(155,146)	710,842	(1,121,027)

NET ASSETS
Beginning of Year	419,520	1,542,179	437,945	593,091	1,021,715	2,142,742

End of Year	$464,971	$419,520	$682,592	$437,945	$1,732,557	$1,021,715

Undistributed Net Investment Income	N/A	N/A	N/A	N/A	$1,107	$176

	International Large-Cap Portfolio		International Small-Cap Portfolio		International Value Portfolio
OPERATIONS
Net investment income	$37,885	$51,654	$11,514	$17,275	$58,266	$105,477

Net realized loss	(125,441)	(107,573)	(103,731)	(229,372)	(754,923)	(415,166)

Change in net unrealized appreciation (depreciation)	761,567	(1,072,716)	310,610	(288,463)	1,162,406	(1,600,733)

Net Increase (Decrease) in Net Assets Resulting from Operations	674,011	(1,128,635)	218,393	(500,560)	465,749	(1,910,422)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(35,547)	(728,409)	(10,807)	(18,427)	(41,773)	(262,600)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	52,097	387,657	132,691	134,193	114,381	390,308

Dividend and distribution reinvestments	35,547	728,409	10,807	18,427	41,773	262,600

Cost of shares repurchased	(208,696)	(389,733)	(59,420)	(88,715)	(714,115)	(226,594)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(121,052)	726,333	84,078	63,905	(557,961)	426,314

NET INCREASE (DECREASE) IN NET ASSETS	517,412	(1,130,711)	291,664	(455,082)	(133,985)	(1,746,708)

NET ASSETS
Beginning of Year	2,084,245	3,214,956	595,375	1,050,457	2,227,716	3,974,424

End of Year	$2,601,657	$2,084,245	$887,039	$595,375	$2,093,731	$2,227,716

Undistributed Net Investment Income	$3,610	$3	$1,063	$811	$19,222	$1,759

N/A Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year/Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008

	Health Sciences Portfolio		Real Estate Portfolio		Technology Portfolio
OPERATIONS
Net investment income (loss)	($450)	$1,499	$6,044	$22,757	($340)	($256)

Net realized gain (loss)	(8,233)	(7,123)	(100,318)	(2,383)	932	(36,222)

Change in net unrealized appreciation (depreciation)	27,703	(33,959)	253,738	(301,418)	24,616	(20,554)

Net Increase (Decrease) in Net Assets Resulting from Operations	19,020	(39,583)	159,464	(281,044)	25,208	(57,032)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(96)	(16,408)	(14,732)	(236,173)	-	(18,215)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	17,473	36,863	56,385	87,304	33,375	24,417

Dividend and distribution reinvestments	96	16,408	14,732	236,173	-	18,215

Cost of shares repurchased	(28,590)	(54,902)	(67,785)	(317,956)	(20,906)	(56,099)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,021)	(1,631)	3,332	5,521	12,469	(13,467)

NET INCREASE (DECREASE) IN NET ASSETS	7,903	(57,622)	148,064	(511,696)	37,677	(88,714)

NET ASSETS
Beginning of Year	82,105	139,727	462,511	974,207	44,417	133,131

End of Year	$90,008	$82,105	$610,575	$462,511	$82,094	$44,417

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	American Funds
	Asset Allocation Portfolio (1)		Multi-Strategy Portfolio
OPERATIONS
Net investment income	$2,304		$5,096	$10,641

Net realized gain (loss)	1,523		(31,550)	(80,274)

Change in net unrealized appreciation (depreciation)	14,013		65,382	(105,466)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,840		38,928	(175,099)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(2,313)		(10,739)	(25,200)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	141,642		5,026	6,124

Dividend and distribution reinvestments	2,313		10,739	25,200

Cost of shares repurchased	(20,345)		(37,227)	(85,472)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	123,610		(21,462)	(54,148)

NET INCREASE (DECREASE) IN NET ASSETS	139,137		6,727	(254,447)

NET ASSETS
Beginning of Year or Period	-		195,420	449,867

End of Year or Period	$139,137		$202,147	$195,420

Undistributed/Accumulated Net Investment Income (Loss)	N/A		N/A	N/A

(1)	Operations commenced on February 2, 2009.

N/A Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2009	Floating	Long/Short
(In thousands)	Rate Loan	Large-Cap
	Portfolio	Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$174,590	$327,987

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(773,520)	(2,834,481)

Proceeds from disposition of long-term securities	513,101	2,109,876

Purchases to cover securities sold short	-	(535,275)

Proceeds from securities sold short	-	801,865

Proceeds from short-term securities, net	14,343	10,202

(Increase) decrease in dividends and interest receivable	11,095	(1,486)

Increase in receivable for securities sold	(3,691)	(86)

Increase (decrease) in payable for securities purchased	77,656	(364)

Increase in accrued advisory fees	195	686

Increase (decrease) in accrued service fees	(2)	6

Increase in accrued support service expenses	15	23

Decrease in accrued custodian, and portfolio accounting and tax fees	(44)	(3)

Increase (decrease) in accrued deferred trustee compensation and retirement benefits	1	-

Increase (decrease) in accrued dividends and interest payable (2)	-	338

Increase in accrued other payables	4	50

Increase (decrease) in accrued other liabilities	(67)	-

Change in net unrealized appreciation on investments	(221,228)	(376,302)

Change in net unrealized (appreciation) depreciation on unfunded loan commitments	(86)	-

Net realized loss on investment securities	83,301	70,763

(Increase) decrease in variation margin on futures contracts	-	425

Net amortization on investments	(9,754)	26

Net cash used in operating activities	(134,091)	(425,750)

CASH FLOWS FROM FINANCING ACTIVITIES (3):
Proceeds from shares sold	165,607	464,032

Payments on shares redeemed	(34,136)	(38,292)

Net cash provided by financing activities	131,471	425,740

NET DECREASE IN CASH AND FOREIGN CURRENCY	(2,620)	(10)

CASH AND FOREIGN CURRENCY:
Beginning of Year	2,641	10

End of Year	$21 (4)	$-

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statements of Cash Flows is the amount included within the Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and does not include any short-term investments. The Floating Rate Loan and Long/Short Large-Cap Portfolios have not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes Statements of Cash Flows. All other portfolios have met the exemption criteria.
(2)	Interest paid by the Floating Rate Loan and Long/Short Large-Cap Portfolios was $4 and $907, respectively.
(3)	Reinvestment of dividends for the Floating Rate Loan and Long/Short Large-Cap Portfolios was $39,668 and $9,834, respectively.
(4)	The effect of exchange rate changes on cash balances held in foreign currencies by the Floating Rate Loan Portfolio was ($165).

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

	Investment Activities							Ratios / Supplemental Data
										Ratios of	Ratios of	Ratios of Net
										Expenses	Expenses	Investment
	Net						Net			After	Before	Income
	Asset		Net				Asset			Expense	Expense	After Expense
	Value,	Net	Realized				Value,		Net Assets,	Reductions	Reductions	Reductions
	Beginning	Investment	and		Total from		End of		End of Year	to Average	to Average	to Average	Portfolio
For the Year	of Year	Income	Unrealized		Investment	Total	Year or	Total	or Period	Net	Net	Net	Turnover
or Period Ended	or Period		Gain (Loss)		Operations	Distributions	Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

Diversified Bond
2009 (4)	$8.63	$0.35	$0.89		$1.24	($0.33)	$9.54	14.13%	$2,080,046	0.64%	0.64%	3.79%	515.78%
2008 (4)	9.77	0.42	(1.19)		(0.77)	(0.37)	8.63	(7.80%)	1,859,147	0.63%	0.63%	4.50%	720.07%
2007 (4)	10.15	0.50	(0.38)		0.12	(0.50)	9.77	1.32%	2,021,197	0.63%	0.63%	5.02%	925.04%
05/01/2006 - 12/31/2006 (4)	10.00	0.33	0.19		0.52	(0.37)	10.15	5.20%	776,087	0.64%	0.64%	4.82%	466.45%

Floating Rate Loan
2009 (4)	$6.16	$0.31	$1.17		$1.48	($0.32)	$7.32	24.31%	$962,607	1.02%	1.02%	4.44%	71.37%
2008 (4)	9.41	0.62	(3.28)		(2.66)	(0.59)	6.16	(29.28%)	657,136	1.02%	1.02%	7.35%	32.13%
05/01/2007 - 12/31/2007 (4)	10.00	0.43	(0.62)		(0.19)	(0.40)	9.41	(1.86%)	772,538	1.03%	1.03%	6.56%	12.05%

High Yield Bond
2009 (4)	$4.66	$0.50	$1.33		$1.83	($0.43)	$6.06	39.87%	$1,140,825	0.64%	0.64%	9.05%	112.27%
2008 (4)	6.58	0.50	(1.92)		(1.42)	(0.50)	4.66	(22.20%)	651,950	0.63%	0.63%	8.35%	43.18%
2007 (4)	6.93	0.53	(0.36)		0.17	(0.52)	6.58	2.44%	792,270	0.63%	0.63%	7.67%	40.57%
2006 (4)	6.82	0.50	0.11		0.61	(0.50)	6.93	9.42%	838,795	0.64%	0.64%	7.34%	64.84%
2005 (4)	7.15	0.49	(0.33)		0.16	(0.49)	6.82	2.37%	872,657	0.64%	0.64%	7.10%	70.32%

Inflation Managed
2009 (4)	$9.94	$0.27	$1.74		$2.01	($0.89)	$11.06	20.80%	$4,333,598	0.64%	0.64%	2.56%	623.14%
2008 (4)	11.35	0.44	(1.47)		(1.03)	(0.38)	9.94	(9.34%)	3,983,585	0.63%	0.64%	3.91%	1,070.59%
2007 (4)	10.75	0.51	0.56		1.07	(0.47)	11.35	10.14%	4,752,429	0.62%	0.62%	4.64%	916.41%
2006 (4)	11.50	0.46	(0.42)		0.04	(0.79)	10.75	0.52%	3,387,225	0.63%	0.64%	4.20%	945.17%
2005 (4)	12.38	0.33	(0.02)		0.31	(1.19)	11.50	2.54%	2,805,140	0.64%	0.64%	2.81%	1,092.46%

Managed Bond
2009 (4)	$10.52	$0.55	$1.54		$2.09	($1.53)	$11.08	21.01%	$5,005,993	0.64%	0.64%	5.03%	744.21%
2008 (4)	11.34	0.60	(0.80)		(0.20)	(0.62)	10.52	(1.71%)	4,409,227	0.64%	0.64%	5.39%	1,137.03%
2007 (4)	10.92	0.52	0.40		0.92	(0.50)	11.34	8.53%	4,819,028	0.63%	0.64%	4.76%	1,041.87%
2006 (4)	10.85	0.47	0.04		0.51	(0.44)	10.92	4.81%	3,758,133	0.65%	0.66%	4.35%	835.49%
2005 (4)	11.29	0.39	(0.10)		0.29	(0.73)	10.85	2.63%	3,520,109	0.65%	0.66%	3.54%	825.36%

Money Market
2009 (4)	$10.10	$0.02	($0.01)		$0.01	($0.02)	$10.09	0.17%	$1,157,560	0.36%	0.36%	0.20%	N/A
2008 (4)	10.08	0.23	0.01		0.24	(0.22)	10.10	2.36%	1,658,923	0.35%	0.35%	2.29%	N/A
2007 (4)	10.08	0.49	(-	) (5)	0.49	(0.49)	10.08	4.99%	1,047,501	0.35%	0.36%	4.83%	N/A
2006 (4)	10.09	0.47	(0.01)		0.46	(0.47)	10.08	4.69%	970,375	0.37%	0.37%	4.63%	N/A
2005 (4)	10.09	0.28	-		0.28	(0.28)	10.09	2.82%	874,177	0.37%	0.37%	2.77%	N/A

Short Duration Bond
2009 (4)	$8.81	$0.28	$0.46		$0.74	($0.28)	$9.27	8.66%	$1,446,376	0.64%	0.64%	3.06%	181.12%
2008 (4)	9.65	0.36	(0.84)		(0.48)	(0.36)	8.81	(5.09%)	1,572,389	0.63%	0.63%	3.80%	117.51%
2007 (4)	9.66	0.43	(-	) (5)	0.43	(0.44)	9.65	4.47%	1,561,502	0.62%	0.62%	4.49%	64.84%
2006 (4)	9.65	0.40	0.01		0.41	(0.40)	9.66	4.27%	1,922,941	0.63%	0.63%	4.12%	55.97%
2005 (4)	9.80	0.28	(0.14)		0.14	(0.29)	9.65	1.57%	1,574,060	0.63%	0.63%	2.89%	109.28%

American Funds Growth (6)
2009 (4)	$6.87	$0.01	$2.23		$2.24	($1.99)	$7.12	38.86%	$927,858	0.64%	0.98%	0.10%	6.22%
2008 (4)	14.40	0.07	(5.70)		(5.63)	(1.90)	6.87	(44.19%)	1,186,214	0.62%	0.96%	0.62%	5.66%
2007 (4)	12.92	0.06	1.48		1.54	(0.06)	14.40	11.93%	1,558,464	0.53%	0.96%	0.44%	27.54%
2006 (4)	11.92	0.06	1.11		1.17	(0.17)	12.92	9.81%	1,648,035	0.38%	0.97%	0.52%	2.48%
05/02/2005 - 12/31/2005 (4)	10.00	0.05	1.91		1.96	(0.04)	11.92	19.67%	1,084,892	0.39%	0.98%	0.73%	1.61%

See Notes to Financial Statements	See explanation of references on C-24

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

	Investment Activities							Ratios / Supplemental Data
										Ratios of	Ratios of	Ratios of Net
										Expenses	Expenses	Investment
	Net						Net			After	Before	Income (Loss)
	Asset		Net				Asset			Expense	Expense	After Expense
	Value,	Net	Realized				Value,		Net Assets,	Reductions	Reductions	Reductions
	Beginning	Investment	and	Total from			End of		End of Year	to Average	to Average	to Average	Portfolio
For the Year	of Year	Income (Loss)	Unrealized	Investment	Total		Year or	Total	or Period	Net	Net	Net	Turnover
or Period Ended	or Period		Gain (Loss)	Operations	Distributions		Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

American Funds Growth-Income (6)
2009 (4)	$7.27	$0.09	$1.97	$2.06	($0.92)		$8.41	30.74%	$1,496,349	0.63%	0.97%	1.23%	6.40%
2008 (4)	12.47	0.14	(4.75)	(4.61)	(0.59)		7.27	(38.08%)	1,158,811	0.62%	0.96%	1.32%	15.79%
2007 (4)	12.07	0.17	0.39	0.56	(0.16)		12.47	4.66%	2,072,241	0.54%	0.95%	1.36%	2.21%
2006 (4)	10.88	0.17	1.44	1.61	(0.42)		12.07	14.77%	1,589,151	0.38%	0.97%	1.49%	0.89%
05/02/2005 - 12/31/2005 (4)	10.00	0.13	0.86	0.99	(0.11)		10.88	9.85%	783,865	0.39%	0.98%	1.83%	1.47%

Comstock
2009 (4)	$5.94	$0.10	$1.60	$1.70	($0.09)		$7.55	28.68%	$2,107,716	0.93%	0.93%	1.51%	33.85%
2008 (4)	10.22	0.17	(3.82)	(3.65)	(0.63)		5.94	(36.79%)	1,479,533	0.92%	0.92%	2.05%	55.85%
2007 (4)	10.69	0.18	(0.50)	(0.32)	(0.15)		10.22	(3.01%)	2,631,070	0.92%	0.93%	1.61%	25.01%
2006 (4)	10.23	0.18	1.42	1.60	(1.14)		10.69	16.33%	1,608,547	0.98%	0.98%	1.72%	28.92%
2005 (4)	10.33	0.16	0.27	0.43	(0.53)		10.23	4.36%	922,448	0.99%	0.99%	1.60%	25.06%

Diversified Research
2009 (4)	$6.80	$0.10	$2.10	$2.20	($0.14)		$8.86	32.40%	$481,930	0.90%	0.90%	1.43%	56.09%
2008 (4)	13.50	0.11	(4.75)	(4.64)	(2.06)		6.80	(39.07%)	680,143	0.89%	0.89%	1.02%	46.85%
2007 (4)	13.44	0.10	0.06	0.16	(0.10)		13.50	1.19%	1,518,700	0.89%	0.89%	0.72%	44.56%
2006 (4)	12.35	0.09	1.38	1.47	(0.38)		13.44	11.97%	1,659,020	0.93%	0.93%	0.69%	25.19%
2005 (4)	11.78	0.06	0.56	0.62	(0.05)		12.35	5.24%	1,165,504	0.93%	0.93%	0.55%	22.83%

Equity
2009 (4)	$11.21	$0.12	$3.84	$3.96	($0.13)		$15.04	35.23%	$146,529	0.69%	0.69%	0.93%	49.03%
2008 (4)	22.16	0.09	(8.30)	(8.21)	(2.74)		11.21	(41.12%)	125,867	0.68%	0.68%	0.49%	37.16%
2007 (4)	20.90	0.05	1.26	1.31	(0.05)		22.16	6.27%	261,673	0.67%	0.67%	0.24%	35.84%
2006 (4)	19.31	0.06	1.61	1.67	(0.08	) (7)	20.90	8.65%	266,005	0.68%	0.69%	0.30%	31.61%
2005 (4)	18.17	0.04	1.15	1.19	(0.05)		19.31	6.53%	313,128	0.70%	0.70%	0.20%	169.07%

Equity Index
2009 (4)	$19.59	$0.44	$4.72	$5.16	($0.37)		$24.38	26.36%	$3,772,752	0.28%	0.28%	2.04%	4.53%
2008 (4)	33.65	0.59	(12.78)	(12.19)	(1.87)		19.59	(37.35%)	1,738,885	0.28%	0.28%	2.17%	6.21%
2007 (4)	32.59	0.60	1.11	1.71	(0.65)		33.65	5.23%	2,123,411	0.27%	0.27%	1.76%	5.19%
2006 (4)	29.56	0.53	4.01	4.54	(1.51)		32.59	15.52%	2,405,696	0.28%	0.28%	1.70%	5.56%
2005 (4)	28.78	0.46	0.87	1.33	(0.55)		29.56	4.67%	2,236,486	0.28%	0.29%	1.60%	8.71%

Focused 30
2009 (4)	$7.53	($0.01)	$3.80	$3.79	$-		$11.32	50.43%	$180,909	0.96%	0.97%	(0.12%)	35.37%
2008 (4)	16.12	(0.01)	(7.64)	(7.65)	(0.94)		7.53	(50.14%)	355,475	0.96%	0.96%	(0.05%)	62.01%
2007 (4)	12.27	0.07	3.83	3.90	(0.05)		16.12	31.84%	374,199	0.96%	0.96%	0.51%	24.37%
2006 (4)	9.92	0.04	2.32	2.36	(0.01)		12.27	23.71%	245,458	1.01%	1.02%	0.36%	35.56%
2005 (4)	8.19	0.10	1.71	1.81	(0.08)		9.92	22.07%	154,142	1.03%	1.03%	1.13%	71.37%

Growth LT
2009 (4)	$13.29	$0.09	$4.82	$4.91	($0.16)		$18.04	37.28%	$1,606,364	0.78%	0.78%	0.60%	59.65%
2008 (4)	26.10	0.13	(9.78)	(9.65)	(3.16)		13.29	(40.95%)	1,247,198	0.78%	0.78%	0.68%	68.02%
2007 (4)	22.66	0.16	3.39	3.55	(0.11)		26.10	15.63%	1,956,132	0.77%	0.78%	0.66%	66.24%
2006 (4)	20.78	0.09	1.92	2.01	(0.13	) (7)	22.66	9.72%	1,865,500	0.78%	0.78%	0.43%	59.07%
2005 (4)	19.35	0.05	1.43	1.48	(0.05)		20.78	7.68%	1,577,844	0.79%	0.79%	0.24%	41.57%

Large-Cap Growth (8)
2009 (4)	$3.68	$- (5)	$1.49	$1.49	($-	) (5)	$5.17	40.50%	$1,318,154	0.94%	0.95%	0.06%	119.32%
2008 (4)	9.38	(0.01)	(4.02)	(4.03)	(1.67)		3.68	(50.47%)	532,148	0.94%	0.94%	(0.15%)	184.06%
2007 (4)	7.71	(0.01)	1.68	1.67	-		9.38	21.63%	1,027,136	0.95%	0.95%	(0.17%)	149.35%
2006 (4)	8.03	0.01	(0.32)	(0.31)	(0.01	) (7)	7.71	(3.82%)	1,585,864	0.98%	0.98%	0.14%	158.74%
2005 (4)	7.83	0.02	0.21	0.23	(0.03)		8.03	2.94%	1,179,493	0.99%	0.99%	0.30%	147.32%

See Notes to Financial Statements	See explanation of references on C-24

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

	Investment Activities							Ratios / Supplemental Data
										Ratios of		Ratios of		Ratios of Net
										Expenses		Expenses		Investment
	Net						Net			After		Before		Income (Loss)
	Asset		Net				Asset			Expense		Expense		After Expense
	Value,	Net	Realized				Value,		Net Assets,	Reductions		Reductions		Reductions
	Beginning	Investment	and	Total from			End of		End of Year	to Average		to Average		to Average	Portfolio
For the Year	of Year	Income (Loss)	Unrealized	Investment	Total		Year or	Total	or Period	Net		Net		Net	Turnover
or Period Ended	or Period		Gain (Loss)	Operations	Distributions		Period	Returns (1)	(in thousands)	Assets (2), (3)		Assets (3)		Assets (3)	Rates

Large-Cap Value
2009 (4)	$8.68	$0.21	$1.80	$2.01	($0.19)		$10.50	23.13%	$3,278,645	0.82%		0.82%		2.23%	20.75%
2008 (4)	14.21	0.21	(5.03)	(4.82)	(0.71)		8.68	(34.80%)	2,065,312	0.82%		0.82%		1.80%	37.42%
2007 (4)	13.89	0.19	0.30	0.49	(0.17)		14.21	3.54%	3,057,065	0.83%		0.83%		1.28%	19.19%
2006 (4)	13.22	0.17	2.06	2.23	(1.56)		13.89	17.58%	2,583,466	0.88%		0.88%		1.27%	28.83%
2005	12.62	0.18	0.59	0.77	(0.17)		13.22	6.16%	1,898,228	0.89%		0.89%		1.21%	65.04%

Long/Short Large-Cap
2009 (4)	$6.55	$0.07	$1.74	$1.81	($0.06)		$8.30	27.56%	$1,480,513	1.53	% (9)	1.68	% (9)	0.95%	267.22	% (9)
05/01/2008 - 12/31/2008 (4)	10.00	0.05	(3.45)	(3.40)	(0.05)		6.55	(33.98%)	727,357	1.63	% (9)	1.76	% (9)	0.95%	181.49	% (9)

Main Street Core
2009 (4)	$13.19	$0.20	$3.67	$3.87	($0.23)		$16.83	29.36%	$1,333,869	0.68%		0.68%		1.43%	122.82%
2008 (4)	24.96	0.27	(9.12)	(8.85)	(2.92)		13.19	(38.87%)	1,431,141	0.68%		0.68%		1.39%	132.71%
2007 (4)	24.19	0.32	0.75	1.07	(0.30)		24.96	4.40%	2,552,874	0.67%		0.67%		1.26%	107.84%
2006 (4)	21.26	0.26	2.96	3.22	(0.29)		24.19	15.18%	2,185,287	0.68%		0.68%		1.15%	106.18%
2005 (4)	20.27	0.25	0.97	1.22	(0.23)		21.26	5.99%	2,004,069	0.69%		0.69%		1.24%	83.74%

Mid-Cap Equity (10)
2009 (4)	$8.70	$0.09	$3.36	$3.45	($0.12)		$12.03	39.65%	$1,924,840	0.88%		0.88%		0.98%	70.53%
2008 (4)	17.16	0.22	(6.14)	(5.92)	(2.54)		8.70	(39.00%)	2,707,175	0.88%		0.88%		1.62%	90.83%
2007 (4)	17.68	0.15	(0.53)	(0.38)	(0.14)		17.16	(2.15%)	4,392,608	0.87%		0.87%		0.78%	78.69%
2006 (4)	18.08	0.11	2.41	2.52	(2.92)		17.68	14.97%	3,989,424	0.88%		0.88%		0.64%	62.35%
2005 (4)	18.24	0.11	1.38	1.49	(1.65)		18.08	8.87%	2,765,961	0.88%		0.88%		0.65%	77.58%

Mid-Cap Growth
2009 (4)	$4.75	$0.02	$2.79	$2.81	($0.03)		$7.53	59.33%	$1,174,736	0.95%		0.95%		0.37%	38.88%
2008 (4)	10.53	0.01	(4.58)	(4.57)	(1.21)		4.75	(48.36%)	590,771	0.93%		0.93%		0.16%	41.40%
2007 (4)	8.60	0.05	1.92	1.97	(0.04)		10.53	22.92%	1,454,146	0.92%		0.92%		0.48%	65.96%
2006 (4)	8.04	0.02	0.70	0.72	(0.16)		8.60	8.93%	1,070,351	0.93%		0.93%		0.24%	67.25%
2005 (4)	6.82	(0.03)	1.25	1.22	-		8.04	17.90%	290,848	0.95%		0.95%		(0.38%)	105.32%

Mid-Cap Value (11)
01/02/2009 - 12/31/2009 (4)	$10.00	$0.11	$2.84	$2.95	($1.02)		$11.93	29.33%	$1,080,860	0.93%		0.93%		0.96%	128.86%

Small-Cap Equity (12)
2009 (4)	$9.23	$0.08	$2.72	$2.80	($0.08)		$11.95	30.22%	$710,807	1.00%		1.00%		0.81%	78.87%
2008 (4)	12.79	0.07	(3.36)	(3.29)	(0.27)		9.23	(26.11%)	612,126	0.97%		0.98%		0.63%	132.45%
2007 (4)	12.08	0.04	0.70	0.74	(0.03)		12.79	6.04%	437,250	0.97%		0.98%		0.30%	81.01%
2006 (4)	11.14	0.05	2.03	2.08	(1.14)		12.08	18.68%	98,735	1.01%		1.01%		0.42%	98.72%
05/02/2005 - 12/31/2005 (4)	10.00	0.05	1.48	1.53	(0.39)		11.14	15.34%	70,347	1.05%		1.05%		0.73%	61.41%

Small-Cap Growth (13)
2009 (4)	$6.39	($0.02)	$3.04	$3.02	$-		$9.41	47.44%	$605,964	0.84%		0.84%		(0.31%)	88.02%
2008 (4)	13.30	(0.02)	(5.84)	(5.86)	(1.05)		6.39	(47.11%)	552,477	0.83%		0.83%		(0.18%)	68.49%
2007 (4)	11.56	(0.02)	1.76	1.74	-		13.30	15.10%	839,451	0.83%		0.83%		(0.14%)	133.93%
2006 (4)	11.03	0.02	0.54	0.56	(0.03	) (7)	11.56	5.07%	479,758	0.83%		0.84%		0.19%	48.14%
2005 (4)	10.77	0.03	0.25	0.28	(0.02)		11.03	2.66%	577,340	0.84%		0.84%		0.27%	113.17%

Small-Cap Index
2009 (4)	$7.80	$0.10	$1.97	$2.07	($0.64)		$9.23	28.19%	$464,971	0.54%		0.54%		1.22%	17.81%
2008 (4)	13.66	0.16	(4.61)	(4.45)	(1.41)		7.80	(35.03%)	419,520	0.53%		0.53%		1.42%	25.38%
2007 (4)	14.13	0.21	(0.49)	(0.28)	(0.19)		13.66	(2.02%)	1,542,179	0.52%		0.52%		1.46%	16.96%
2006 (4)	14.29	0.17	2.39	2.56	(2.72)		14.13	17.79%	1,160,799	0.53%		0.53%		1.06%	17.47%
2005 (4)	13.76	0.11	0.49	0.60	(0.07)		14.29	4.38%	1,368,115	0.54%		0.54%		0.81%	21.52%

See Notes to Financial Statements	See explanation of references on C-24

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

	Investment Activities							Ratios / Supplemental Data
										Ratios of	Ratios of	Ratios of Net
										Expenses	Expenses	Investment
	Net						Net			After	Before	Income (Loss)
	Asset		Net				Asset			Expense	Expense	After Expense
	Value,	Net	Realized				Value,		Net Assets,	Reductions	Reductions	Reductions
	Beginning	Investment	and	Total from			End of		End of Year	to Average	to Average	to Average	Portfolio
For the Year	of Year	Income (Loss)	Unrealized	Investment	Total		Year or	Total	or Period	Net	Net	Net	Turnover
or Period Ended	or Period		Gain (Loss)	Operations	Distributions		Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

Small-Cap Value
2009 (4)	$8.95	$0.27	$2.17	$2.44	($0.24)		$11.15	27.18%	$682,592	0.99%	0.99%	2.77%	33.52%
2008 (4)	14.40	0.31	(3.99)	(3.68)	(1.77)		8.95	(28.23%)	437,945	0.98%	0.98%	2.52%	46.91%
2007 (4)	14.26	0.30	0.14	0.44	(0.30)		14.40	3.14%	593,091	0.97%	0.97%	1.96%	36.80%
2006 (4)	16.15	0.33	2.52	2.85	(4.74)		14.26	19.75%	598,036	0.98%	0.98%	2.13%	30.45%
2005 (4)	15.09	0.20	1.77	1.97	(0.91)		16.15	13.65%	511,970	0.98%	0.98%	1.30%	47.42%

Emerging Markets
2009 (4)	$8.80	$0.11	$6.72	$6.83	($2.03)		$13.60	84.79%	$1,732,557	1.06%	1.06%	1.02%	46.50%
2008 (4)	20.96	0.27	(8.91)	(8.64)	(3.52)		8.80	(47.68%)	1,021,715	1.06%	1.07%	1.76%	64.43%
2007 (4)	19.17	0.23	5.55	5.78	(3.99)		20.96	33.09%	2,142,742	1.08%	1.08%	1.14%	59.20%
2006 (4)	18.42	0.19	3.83	4.02	(3.27)		19.17	24.40%	1,541,070	1.22%	1.22%	1.04%	86.15%
2005 (4)	13.13	0.22	5.22	5.44	(0.15)		18.42	41.47%	1,319,163	1.24%	1.25%	1.46%	66.48%

International Large-Cap
2009 (4)	$4.61	$0.09	$1.45	$1.54	($0.08)		$6.07	33.61%	$2,601,657	1.00%	1.00%	1.72%	16.29%
2008 (4)	9.49	0.13	(2.88)	(2.75)	(2.13)		4.61	(35.35%)	2,084,245	0.99%	0.99%	1.90%	31.12%
2007 (4)	10.58	0.18	0.77	0.95	(2.04)		9.49	9.26%	3,214,956	1.03%	1.03%	1.78%	41.37%
2006 (4)	8.80	0.28	2.06	2.34	(0.56)		10.58	27.00%	4,074,030	1.11%	1.11%	2.84%	50.66%
2005 (4)	7.86	0.08	0.92	1.00	(0.06)		8.80	12.70%	3,005,340	1.12%	1.12%	0.98%	46.30%

International Small-Cap
2009 (4)	$5.40	$0.09	$1.54	$1.63	($0.09)		$6.94	30.28%	$887,039	1.10%	1.10%	1.56%	127.50%
2008 (4)	10.67	0.17	(5.27)	(5.10)	(0.17)		5.40	(47.84%)	595,375	1.08%	1.09%	2.02%	92.42%
2007 (4)	10.30	0.14	0.35	0.49	(0.12)		10.67	4.73%	1,050,457	1.09%	1.09%	1.27%	98.03%
05/01/2006 - 12/312006 (4)	10.00	0.04	0.27	0.31	(0.01)		10.30	3.11%	754,823	1.12%	1.13%	0.68%	51.08%

International Value
2009 (4)	$8.73	$0.27	$2.17	$2.44	($0.22)		$10.95	28.00%	$2,093,731	0.89%	0.90%	2.91%	44.16%
2008 (4)	18.34	0.47	(8.92)	(8.45)	(1.16)		8.73	(47.78%)	2,227,716	0.88%	0.89%	3.30%	29.66%
2007 (4)	19.71	0.41	0.92	1.33	(2.70)		18.34	6.24%	3,974,424	0.88%	0.88%	2.07%	18.46%
2006 (4)	15.91	0.37	3.72	4.09	(0.29)		19.71	25.69%	2,827,040	0.91%	0.91%	2.07%	107.15%
2005 (4)	14.82	0.30	1.09	1.39	(0.30)		15.91	9.43%	2,013,241	0.92%	0.92%	1.97%	26.10%

Health Sciences
2009 (4)	$7.38	($0.04)	$2.05	$2.01	($0.01)		$9.38	27.23%	$90,008	1.17%	1.17%	(0.55%)	59.57%
2008 (4)	12.08	0.13	(3.21)	(3.08)	(1.62)		7.38	(28.16%)	82,105	1.13%	1.13%	1.33%	99.46%
2007 (4)	10.37	(0.05)	1.76	1.71	-		12.08	16.47%	139,727	1.14%	1.14%	(0.45%)	81.23%
2006 (4)	10.99	(0.06)	0.91	0.85	(1.47)		10.37	8.11%	126,596	1.16%	1.17%	(0.52%)	109.64%
2005 (4)	9.73	(0.05)	1.51	1.46	(0.20)		10.99	15.28%	145,425	1.17%	1.17%	(0.54%)	167.51%

Real Estate
2009 (4)	$8.78	$0.11	$2.68	$2.79	($0.27)		$11.30	32.27%	$610,575	1.07%	1.07%	1.27%	30.19%
2008 (4)	21.74	0.50	(7.01)	(6.51)	(6.45)		8.78	(39.99%)	462,511	1.06%	1.06%	2.99%	45.75%
2007 (4)	26.27	0.36	(4.61)	(4.25)	(0.28)		21.74	(16.16%)	974,207	1.07%	1.08%	1.40%	43.63%
2006 (4)	23.59	0.54	7.75	8.29	(5.61)		26.27	38.06%	1,218,244	1.13%	1.13%	2.07%	23.59%
2005 (4)	21.23	0.31	3.12	3.43	(1.07)		23.59	16.79%	846,390	1.14%	1.14%	1.42%	28.69%

Technology
2009 (4)	$2.98	($0.02)	$1.59	$1.57	$-		$4.55	52.57%	$82,094	1.15%	1.15%	(0.56%)	243.87%
2008 (4)	7.67	(0.02)	(3.42)	(3.44)	(1.25)		2.98	(51.64%)	44,417	1.16%	1.16%	(0.31%)	283.57%
2007 (4)	6.23	0.01	1.43	1.44	(-	) (5)	7.67	23.03%	133,131	1.15%	1.15%	0.17%	276.44%
2006 (4)	5.70	(0.04)	0.57	0.53	-		6.23	9.34%	100,238	1.17%	1.18%	(0.68%)	336.86%
2005 (4)	4.68	(0.03)	1.05	1.02	-		5.70	21.71%	118,498	1.19%	1.19%	(0.72%)	309.81%

See Notes to Financial Statements	See explanation of references on C-24

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

	Investment Activities						Ratios / Supplemental Data
									Ratios of	Ratios of	Ratios of Net
									Expenses	Expenses	Investment
	Net					Net			After	Before	Income
	Asset		Net			Asset			Expense	Expense	After Expense
	Value,	Net	Realized			Value,		Net Assets,	Reductions	Reductions	Reductions
	Beginning	Investment	and	Total from		End of		End of Year	to Average	to Average	to Average	Portfolio
For the Year	of Year	Income	Unrealized	Investment	Total	Year or	Total	or Period	Net	Net	Net	Turnover
or Period Ended	or Period		Gain (Loss)	Operations	Distributions	Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

American Funds Asset Allocation (6), (14)
02/02/2009 - 12/31/2009 (4)	$10.00	$0.38	$2.60	$2.98	($0.22)	$12.76	29.81%	$139,137	0.66%	1.00%	3.50%	25.11%

Multi-Strategy
2009 (4)	$9.19	$0.26	$1.77	$2.03	($0.56)	$10.66	23.00%	$202,147	0.75%	0.76%	2.66%	278.59%
2008 (4)	17.91	0.46	(8.06)	(7.60)	(1.12)	9.19	(44.98%)	195,420	0.72%	0.72%	3.09%	191.20%
2007 (4)	17.68	0.47	0.31	0.78	(0.55)	17.91	4.34%	449,867	0.70%	0.71%	2.54%	138.38%
2006 (4)	16.61	0.42	1.52	1.94	(0.87)	17.68	11.68%	514,843	0.70%	0.70%	2.44%	169.63%
2005	16.37	0.37	0.25	0.62	(0.38)	16.61	3.78%	571,801	0.70%	0.70%	2.11%	256.99%

(1)	Total returns for periods of less than one full year are not annualized.

(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Note 5 to the Financial Statements.

(3)	The ratios for periods of less than one full year are annualized.

(4)	Per share amounts have been calculated using the average shares method.

(5)	Amount represents less than $0.005 per share.

(6)	The expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth Portfolio for the years ended 2005, 2006, 2007, 2008 and 2009 were 29%, 35%, 40%, 26% and 37%, respectively. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth-Income Portfolio for the years ended 2005, 2006, 2007, 2008 and 2009 were 20%, 25%, 24%, 31% and 24%, respectively. The portfolio turnover rates for the underlying Master Fund for the American Funds Asset Allocation Portfolio for the year ended December 31, 2009 was 41%.

(7)	For the year ended December 31, 2006, total distributions for the Equity, Growth LT, Large-Cap Growth and Small-Cap Growth Portfolios include return of capital distributions of ($0.007), ($0.003), ($0.006) and ($0.005), respectively.

(8)	Prior to January 1, 2006, Large-Cap Growth Portfolio was named Blue Chip Portfolio.

(9)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, after and before expenses reductions to average net assets for the period or year ended December 31, 2008 and 2009 for the Long/Short Large-Cap Portfolio were 1.23% and 1.37%, and 1.16% and 1.32%, respectively. The portfolio turnover rates, excluding securities sold short, for the same periods were 105.80% and 163.38%, respectively.

(10)	Prior to May 1, 2008, Mid-Cap Equity Portfolio was named Mid-Cap Value Portfolio.

(11)	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.

(12)	Prior to May 1, 2007, Small-Cap Equity Portfolio was named VN Small-Cap Value Portfolio.

(13)	Prior to May 1, 2007, Small-Cap Growth Portfolio was named Fasciano Small Equity Portfolio, and prior to May 1, 2005, Fasciano Small Equity Portfolio was named Aggressive Equity Portfolio.

(14)	The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009.

See Notes to Financial Statements

PACIFIC SELECT FUND
PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio	2,189,490	$22,396,700
PD High Yield Bond Index Portfolio	188,737	2,132,995
PD Large-Cap Growth Index Portfolio	370,001	4,716,271
PD Large-Cap Value Index Portfolio	470,432	5,938,752
PD Small-Cap Growth Index Portfolio	71,248	902,058
PD Small-Cap Value Index Portfolio	106,067	1,341,925
PD International Large-Cap Portfolio	324,213	4,217,229

Total Affiliated Mutual Funds
(Cost $39,542,678)		41,645,930

TOTAL INVESTMENTS - 100.0%
(Cost $39,542,678)		41,645,930

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(825)

NET ASSETS - 100.0%		$41,645,105

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	58.9%
Affiliated Equity Funds	41.1%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC SELECT FUND
PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio	2,400,846	$24,558,706
PD High Yield Bond Index Portfolio	252,521	2,853,836
PD Large-Cap Growth Index Portfolio	951,925	12,133,865
PD Large-Cap Value Index Portfolio	1,121,541	14,158,365
PD Small-Cap Growth Index Portfolio	179,145	2,268,118
PD Small-Cap Value Index Portfolio	237,143	3,000,266
PD International Large-Cap Portfolio	703,830	9,155,129
PD Emerging Markets Portfolio	151,103	2,147,487

Total Affiliated Mutual Funds
(Cost $65,106,074)		70,275,772

TOTAL INVESTMENTS - 100.0%
(Cost $65,106,074)		70,275,772

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(4,340)

NET ASSETS - 100.0%		$70,271,432

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	61.0%
Affiliated Fixed Income Funds	39.0%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the Portfolios’ holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolios’ assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Pacific Dynamix - Conservative Growth
Assets	Affiliated Mutual Funds	$41,645,930	$41,645,930	$-	$-

Pacific Dynamix - Moderate Growth
Assets	Affiliated Mutual Funds	$70,275,772	$70,275,772	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PACIFIC DYNAMIX - GROWTH PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio	994,947	$10,177,500
PD Large-Cap Growth Index Portfolio	891,918	11,368,979
PD Large-Cap Value Index Portfolio	1,015,790	12,823,354
PD Small-Cap Growth Index Portfolio	267,357	3,384,948
PD Small-Cap Value Index Portfolio	309,521	3,915,976
PD International Large-Cap Portfolio	731,387	9,513,585
PD Emerging Markets Portfolio	152,868	2,172,563

Total Affiliated Mutual Funds
(Cost $48,113,102)		53,356,905

TOTAL INVESTMENTS - 100.0%
(Cost $48,113,102)		53,356,905

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(776)

NET ASSETS - 100.0%		$53,356,129

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	80.9%
Affiliated Fixed Income Funds	19.1%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Affiliated Mutual Funds	$53,356,905	$53,356,905	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments
December 31, 2009

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 21.5%

Consumer Discretionary - 1.3%

CBS Corp
8.875% due 05/15/19	$25,000	$29,958
Comcast Corp
5.700% due 07/01/19	100,000	105,097
6.950% due 08/15/37	50,000	54,670
Cox Communications Inc
5.450% due 12/15/14	25,000	26,813
Dartmouth College
4.750% due 06/01/19	25,000	25,368
Fortune Brands Inc
3.000% due 06/01/12	50,000	49,584
McDonald’s Corp
5.000% due 02/01/19	25,000	26,178
Nordstrom Inc
6.750% due 06/01/14	20,000	22,357
Princeton University
5.700% due 03/01/39	50,000	51,551
Target Corp
6.000% due 01/15/18	25,000	27,637
7.000% due 01/15/38	25,000	29,266
The Home Depot Inc
5.875% due 12/16/36	25,000	24,211
The Walt Disney Co
4.500% due 12/15/13	25,000	26,580
Time Warner Cable Inc
5.000% due 02/01/20	25,000	24,290
6.750% due 06/15/39	50,000	52,537
7.500% due 04/01/14	50,000	57,662
Time Warner Inc
6.875% due 05/01/12	100,000	109,534
TJX Cos Inc
4.200% due 08/15/15	25,000	26,188
Toll Brothers Finance Corp
6.750% due 11/01/19	25,000	24,528
Viacom Inc
5.625% due 09/15/19	25,000	26,151
Yum! Brands Inc
4.250% due 09/15/15	25,000	25,106
6.875% due 11/15/37	25,000	27,100

		872,366

Consumer Staples - 1.8%

Altria Group Inc
9.950% due 11/10/38	50,000	65,361
Anheuser-Busch InBev Worldwide Inc
3.000% due 10/15/12 ~ Ж	150,000	150,803
4.125% due 01/15/15 ~	50,000	50,825
6.375% due 01/15/40 ~	15,000	15,696
Bunge Ltd Finance Corp
8.500% due 06/15/19	10,000	11,418
CVS Caremark Corp
6.600% due 03/15/19	25,000	27,405
Diageo Capital PLC (United Kingdom)
7.375% due 01/15/14	50,000	57,892
Dr Pepper Snapple Group Inc
2.350% due 12/21/12	25,000	25,044
Kellogg Co
7.450% due 04/01/31	25,000	30,398
Kraft Foods Inc
6.125% due 02/01/18	100,000	105,322
PepsiCo Inc
5.000% due 06/01/18	100,000	104,001
Philip Morris International Inc
6.875% due 03/17/14	300,000	340,249
The Clorox Co
3.550% due 11/01/15	25,000	24,748
The Kroger Co
3.900% due 10/01/15	50,000	50,337
The Procter & Gamble Co
3.500% due 02/15/15	50,000	51,210
Wal-Mart Stores Inc
3.200% due 05/15/14	50,000	50,969
6.500% due 08/15/37	50,000	57,094
Walgreen Co
5.250% due 01/15/19	25,000	26,578

		1,245,350

Energy - 1.2%

Apache Corp
6.000% due 01/15/37	25,000	26,693
Buckeye Partners LP
5.500% due 08/15/19	25,000	24,971
Canadian Natural Resources Ltd (Canada)
6.750% due 02/01/39	90,000	99,814
ConocoPhillips
5.750% due 02/01/19	50,000	54,825
6.500% due 02/01/39	50,000	55,683
Diamond Offshore Drilling Inc
5.700% due 10/15/39	25,000	24,419
Energy Transfer Partners LP
9.000% due 04/15/19	25,000	29,848
Enterprise Products Operating LLC
6.125% due 10/15/39	15,000	14,540
9.750% due 01/31/14	25,000	29,863
Kinder Morgan Energy Partners LP
5.625% due 02/15/15	35,000	37,680
6.950% due 01/15/38	25,000	26,729
Nexen Inc (Canada)
6.200% due 07/30/19	15,000	15,901
Petrobras International Finance Co (Cayman)
5.750% due 01/20/20	25,000	25,557
6.875% due 01/20/40	25,000	25,815
Petroleos Mexicanos (Mexico)
4.875% due 03/15/15 ~	50,000	50,065
Rowan Cos Inc
7.875% due 08/01/19	30,000	33,435
Shell International Finance BV (Netherlands)
1.300% due 09/22/11	100,000	100,300
Spectra Energy Capital LLC
6.200% due 04/15/18	25,000	26,593
The Williams Cos Inc
8.750% due 01/15/20	25,000	29,876
TransCanada Pipelines Ltd (Canada)
7.125% due 01/15/19	25,000	29,281
7.625% due 01/15/39	50,000	61,783

		823,671

Financials - 10.2%

ACE INA Holdings Inc
5.900% due 06/15/19	15,000	16,167
Aflac Inc
6.900% due 12/17/39	15,000	14,824
African Development Bank (Multi-National)
1.750% due 10/01/12	25,000	24,854
American Express Credit Corp
7.300% due 08/20/13	75,000	84,359
Ameriprise Financial Inc
7.300% due 06/28/19	20,000	22,280
Asian Development Bank (Multi-National)
2.750% due 05/21/14	50,000	49,962
Bank of America Corp
3.125% due 06/15/12	100,000	103,681
6.500% due 08/01/16	100,000	107,676
7.400% due 01/15/11	200,000	211,757
7.625% due 06/01/19	100,000	115,884

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value

Barclays Bank PLC (United Kingdom)
5.000% due 09/22/16	$100,000	$102,326
BB&T Corp
3.375% due 09/25/13	50,000	50,438
Berkshire Hathaway Finance Corp
5.400% due 05/15/18	100,000	104,655
BlackRock Inc
3.500% due 12/10/14	25,000	24,714
Boston Properties Inc
5.875% due 10/15/19	25,000	25,125
BP Capital Markets PLC (United Kingdom)
3.625% due 05/08/14	200,000	204,806
4.750% due 03/10/19	200,000	204,885
Capital One Capital V
10.250% due 08/15/39	25,000	29,138
Capital One Capital VI
8.875% due 05/15/40	40,000	42,900
Capital One Financial Corp
7.375% due 05/23/14	15,000	17,000
Caterpillar Financial Services Corp
1.900% due 12/17/12	65,000	64,793
Citibank NA
1.250% due 09/22/11	50,000	50,106
1.375% due 08/10/11	100,000	100,305
1.875% due 05/07/12	100,000	100,589
Citigroup Funding Inc
1.875% due 10/22/12	100,000	99,690
Citigroup Inc
5.300% due 10/17/12	150,000	156,362
8.125% due 07/15/39	25,000	28,301
CNA Financial Corp
7.350% due 11/15/19	15,000	15,044
Corp Andina de Fomento (Multi-National)
8.125% due 06/04/19	25,000	28,985
Credit Suisse NY (Switzerland)
3.450% due 07/02/12	50,000	51,461
6.000% due 02/15/18	50,000	52,401
European Bank for Reconstruction & Development (Multi-National)
1.250% due 06/10/11	100,000	100,296
European Investment Bank (Multi-National)
2.000% due 02/10/12	100,000	101,126
3.000% due 04/08/14	100,000	100,923
4.875% due 02/15/36	25,000	23,893
General Electric Capital Corp
1.800% due 03/11/11	100,000	101,157
2.625% due 12/28/12	100,000	101,914
5.250% due 10/19/12	175,000	186,360
5.625% due 05/01/18	50,000	51,322
6.750% due 03/15/32	50,000	51,126
6.875% due 01/10/39	50,000	51,799
Goldman Sachs Capital I
6.345% due 02/15/34	100,000	93,904
Hartford Financial Services Group Inc
6.300% due 03/15/18	50,000	49,939
HCP Inc
5.650% due 12/15/13	25,000	25,065
Healthcare Realty Trust Inc
6.500% due 01/17/17	25,000	24,799
Hospitality Properties Trust
7.875% due 08/15/14	25,000	25,834
HSBC Finance Corp
5.500% due 01/19/16	100,000	105,043
HSBC Holdings PLC (United Kingdom)
6.500% due 09/15/37	100,000	104,822
Inter-American Development Bank (Multi-National)
4.250% due 09/10/18	25,000	25,567
International Bank for Reconstruction & Development (Multi-National)
2.000% due 04/02/12	100,000	101,226
International Finance Corp (Multi-National)
3.500% due 05/15/13	25,000	25,535
International Lease Finance Corp
5.625% due 09/20/13	50,000	39,251
Jefferies Group Inc
8.500% due 07/15/19	25,000	27,373
JPMorgan Chase & Co
2.125% due 12/26/12	100,000	100,513
5.375% due 10/01/12	100,000	108,282
6.300% due 04/23/19	100,000	110,204
JPMorgan Chase Capital Trust XXVII
7.000% due 11/01/39	50,000	50,584
KeyCorp
6.500% due 05/14/13	25,000	25,823
Kimco Realty Corp
6.875% due 10/01/19	25,000	25,466
Kreditanstalt fuer Wiederaufbau (Germany)
2.000% due 01/17/12	100,000	101,153
3.500% due 03/10/14	100,000	102,866
4.500% due 07/16/18	50,000	51,725
Landwirtschaftliche Rentenbank (Germany)
1.875% due 09/24/12	50,000	49,888
Lincoln National Corp
8.750% due 07/01/19	15,000	17,167
Mack-Cali Realty Corp
7.750% due 08/15/19	25,000	25,913
Markel Corp
7.125% due 09/30/19	25,000	25,859
Marsh & McLennan Cos Inc
5.750% due 09/15/15	25,000	26,113
Merrill Lynch & Co Inc
6.050% due 08/15/12	100,000	107,188
MetLife Inc
6.750% due 06/01/16	100,000	112,131
Morgan Stanley
2.000% due 09/22/11	100,000	101,582
6.000% due 04/28/15	100,000	106,643
6.250% due 08/09/26	100,000	103,673
Nordic Investment Bank (Multi-National)
2.625% due 10/06/14	100,000	98,663
Oesterreichische Kontrollbank AG (Austria)
2.875% due 03/15/11	100,000	102,333
PACCAR Financial Corp
1.950% due 12/17/12	25,000	24,759
Private Export Funding Corp
4.300% due 12/15/21	25,000	23,871
ProLogis
7.625% due 08/15/14	25,000	26,168
Protective Life Corp
8.450% due 10/15/39	25,000	24,181
Prudential Financial Inc
6.200% due 01/15/15	30,000	32,311
7.375% due 06/15/19	20,000	22,462
Regions Financial Corp
7.750% due 11/10/14	50,000	49,360
Simon Property Group LP
6.750% due 05/15/14	45,000	48,001
SLM Corp
8.450% due 06/15/18	100,000	98,822
SunTrust Bank
5.000% due 09/01/15	25,000	24,259
Svensk Exportkredit AB (Sweden)
3.250% due 09/16/14	25,000	25,023
The Allstate Corp
6.200% due 05/16/14	75,000	83,023
The Bank of New York Mellon Corp
4.300% due 05/15/14	60,000	63,211
The Charles Schwab Corp
4.950% due 06/01/14	25,000	26,399

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
The Goldman Sachs Group Inc
3.625% due 08/01/12	$70,000	$72,166
5.625% due 01/15/17	125,000	127,854
6.000% due 05/01/14	100,000	109,481
Travelers Cos Inc
6.250% due 06/15/37	25,000	26,516
UBS AG (Switzerland)
5.875% due 12/20/17	100,000	102,932
USB Capital XIII Trust
6.625% due 12/15/39	15,000	15,295
Wachovia Bank NA
6.600% due 01/15/38	50,000	52,947
Wells Fargo & Co
3.750% due 10/01/14	200,000	199,625
5.000% due 11/15/14	100,000	102,821
5.625% due 12/11/17	100,000	104,182
Westpac Banking Corp (Australia)
2.250% due 11/19/12	25,000	24,958
4.875% due 11/19/19	25,000	24,723

		6,912,861

Health Care - 0.9%

Abbott Laboratories
5.125% due 04/01/19	50,000	52,395
AstraZeneca PLC (United Kingdom)
6.450% due 09/15/37	25,000	28,254
Bristol-Myers Squibb Co
5.450% due 05/01/18	25,000	26,784
Express Scripts Inc
5.250% due 06/15/12	100,000	106,321
GlaxoSmithKline Capital Inc
4.850% due 05/15/13	50,000	53,714
Merck & Co Inc
4.000% due 06/30/15	50,000	52,206
Novartis Capital Corp
4.125% due 02/10/14	25,000	26,304
Pfizer Inc
7.200% due 03/15/39	100,000	122,610
Quest Diagnostics Inc
4.750% due 01/30/20	15,000	14,686
5.750% due 01/30/40	10,000	9,739
UnitedHealth Group Inc
6.875% due 02/15/38	50,000	51,841
Watson Pharmaceuticals Inc
5.000% due 08/15/14	20,000	20,440
Wyeth
5.950% due 04/01/37	50,000	52,318

		617,612

Industrials - 1.2%

Burlington Northern Santa Fe Corp
4.700% due 10/01/19	25,000	24,815
Continental Airlines Inc
9.000% due 07/08/16	50,000	53,000
Deere & Co
4.375% due 10/16/19	50,000	50,037
Emerson Electric Co
4.250% due 11/15/20	25,000	24,330
General Dynamics Corp
5.250% due 02/01/14	87,000	94,740
General Electric Co
5.250% due 12/06/17	150,000	153,527
Goodrich Corp
4.875% due 03/01/20	25,000	24,777
Norfolk Southern Corp
5.900% due 06/15/19	50,000	53,485
Raytheon Co
4.400% due 02/15/20	25,000	24,673
Republic Services Inc
5.500% due 09/15/19 ~	27,000	27,468
Rockwell Collins Inc
5.250% due 07/15/19	100,000	103,677
RR Donnelley & Sons Co
8.600% due 08/15/16	25,000	27,250
The Boeing Co
5.875% due 02/15/40	5,000	5,136
Tyco International Finance SA (Luxembourg)
4.125% due 10/15/14	25,000	25,583
Union Pacific Corp
6.125% due 02/15/20	25,000	27,114
United Parcel Service Inc
6.200% due 01/15/38	50,000	55,626
United Technologies Corp
6.125% due 07/15/38	25,000	27,179

		802,417

Information Technology - 0.8%

Arrow Electronics Inc
6.000% due 04/01/20	25,000	24,781
Cisco Systems Inc
4.950% due 02/15/19	200,000	205,376
Dell Inc
5.875% due 06/15/19	25,000	26,504
Hewlett-Packard Co
4.250% due 02/24/12	50,000	52,474
4.750% due 06/02/14	25,000	26,723
International Business Machines Corp
2.100% due 05/06/13	50,000	49,940
5.600% due 11/30/39	26,000	26,244
Microsoft Corp
5.200% due 06/01/39	35,000	34,403
Oracle Corp
3.750% due 07/08/14	25,000	25,822
6.500% due 04/15/38	25,000	27,545
Xerox Corp
8.250% due 05/15/14	40,000	45,928

		545,740

Materials - 1.0%

Air Products & Chemicals Inc
4.375% due 08/21/19	25,000	24,824
ArcelorMittal (Luxembourg)
9.000% due 02/15/15	75,000	88,675
Barrick Australia Finance Ltd (Australia)
5.950% due 10/15/39	25,000	24,483
Bemis Co Inc
5.650% due 08/01/14	5,000	5,327
BHP Billiton Finance USA Ltd (Australia)
6.500% due 04/01/19	75,000	86,182
Cabot Corp
5.000% due 10/01/16	25,000	24,552
CRH America Inc
5.625% due 09/30/11	13,000	13,671
E.I. du Pont de Nemours & Co
3.250% due 01/15/15	25,000	24,794
4.625% due 01/15/20	25,000	24,523
International Paper Co
7.500% due 08/15/21	40,000	44,908
Newmont Mining Corp
6.250% due 10/01/39	25,000	25,114
Potash Corp of Saskatchewan Inc (Canada)
3.750% due 09/30/15	20,000	19,930
Rio Tinto Finance USA Ltd (Australia)
7.125% due 07/15/28	50,000	56,747
The Dow Chemical Co
7.600% due 05/15/14	35,000	39,864
9.400% due 05/15/39	50,000	66,306

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
The Valspar Corp
7.250% due 06/15/19	$25,000	$27,482
Vale Overseas Ltd (Cayman)
6.875% due 11/10/39	45,000	45,528

		642,910

Telecommunication Services - 1.5%

AT&T Inc
4.950% due 01/15/13	100,000	106,763
6.550% due 02/15/39	50,000	52,859
Deutsche Telekom International Finance BV (Netherlands)
5.875% due 08/20/13	100,000	108,300
France Telecom SA (France)
8.500% due 03/01/31	100,000	133,456
New Cingular Wireless Services Inc
8.750% due 03/01/31	50,000	64,792
Telecom Italia Capital SA (Luxembourg)
6.175% due 06/18/14	100,000	108,495
7.721% due 06/04/38	100,000	115,493
Verizon Communications Inc
4.350% due 02/15/13	50,000	52,339
6.350% due 04/01/19	100,000	110,518
7.350% due 04/01/39	50,000	58,196
Verizon Wireless Capital LLC
8.500% due 11/15/18	50,000	62,120
Vodafone Group PLC (United Kingdom)
4.150% due 06/10/14	50,000	51,491

		1,024,822

Utilities - 1.6%

Alliant Energy Corp
4.000% due 10/15/14	50,000	50,067
Ameren Energy Generating Co
6.300% due 04/01/20	25,000	24,594
Avista Corp
5.125% due 04/01/22	15,000	14,741
Consolidated Edison Co of New York Inc
6.650% due 04/01/19	50,000	56,759
Dominion Resources Inc
5.200% due 08/15/19	20,000	20,350
DTE Energy Co
7.625% due 05/15/14	100,000	111,740
Duke Energy Carolinas LLC
5.300% due 02/15/40	25,000	24,103
6.100% due 06/01/37	25,000	26,319
Duke Energy Ohio Inc
2.100% due 06/15/13	50,000	49,409
Entergy Gulf States
5.590% due 10/01/24	15,000	15,029
EQT Corp
8.125% due 06/01/19	25,000	28,933
Exelon Generation Co LLC
6.200% due 10/01/17	25,000	26,840
Florida Power & Light Co
5.950% due 02/01/38	25,000	26,354
Florida Power Corp
6.350% due 09/15/37	25,000	27,188
Georgia Power Co
4.250% due 12/01/19	25,000	24,274
Metropolitan Edison Co
7.700% due 01/15/19	50,000	57,481
MidAmerican Energy Holdings Co
6.500% due 09/15/37	25,000	26,974
National Rural Utilities Cooperative Finance Corp
8.000% due 03/01/32	50,000	59,962
NiSource Finance Corp
10.750% due 03/15/16	50,000	61,682
Northern States Power Co
5.350% due 11/01/39	10,000	9,687
NSTAR
4.500% due 11/15/19	15,000	14,698
Ohio Power Co
5.375% due 10/01/21	30,000	30,145
Pacific Gas & Electric Co
4.800% due 03/01/14	50,000	53,150
6.250% due 03/01/39	25,000	26,882
Progress Energy Inc
6.000% due 12/01/39	25,000	24,602
Public Service Co of Colorado
5.125% due 06/01/19	15,000	15,632
Public Service Co of Oklahoma
5.150% due 12/01/19	20,000	19,895
Sempra Energy
6.000% due 10/15/39	25,000	24,771
The Southern Co
4.150% due 05/15/14	50,000	51,469
Virginia Electric & Power Co
5.000% due 06/30/19	35,000	35,747
8.875% due 11/15/38	25,000	35,403
Wisconsin Electric Power Co
4.250% due 12/15/19	25,000	24,468

		1,099,348

Total Corporate Bonds & Notes
(Cost $14,072,515)		14,587,097

MORTGAGE-BACKED SECURITIES - 40.0%

Collateralized Mortgage Obligations - Commercial - 3.2%

Banc of America Commercial Mortgage Inc
5.634% due 04/10/49 " §	100,000	99,905
5.689% due 04/10/49 " §	100,000	86,423
Bear Stearns Commercial Mortgage Securities
4.750% due 02/13/46 " §	100,000	97,129
5.537% due 10/12/41 "	175,000	174,299
Citigroup Commercial Mortgage Trust
5.700% due 12/10/49 " §	200,000	178,884
Commercial Mortgage Pass-Through Certificates
4.982% due 05/10/43 " §	100,000	99,402
CS First Boston Mortgage Securities Corp
6.387% due 08/15/36 "	363,134	381,093
Greenwich Capital Commercial Funding Corp
4.799% due 08/10/42 " §	100,000	96,685
5.918% due 07/10/38 " §	100,000	91,403
GS Mortgage Securities Corp II
5.396% due 08/10/38 " §	100,000	98,421
5.553% due 04/10/38 " §	100,000	91,416
JPMorgan Chase Commercial Mortgage Securities Corp
5.335% due 08/12/37 " §	100,000	98,836
5.814% due 06/12/43 " §	100,000	96,429
LB-UBS Commercial Mortgage Trust
4.510% due 12/15/29 "	100,000	100,048
5.074% due 06/15/29 " §	100,000	101,224
Morgan Stanley Capital I
5.514% due 11/12/49 " §	100,000	95,412
5.880% due 06/11/49 " §	100,000	89,386
Wachovia Bank Commercial Mortgage Trust
4.964% due 11/15/35 " §	100,000	99,694

		2,176,089

Fannie Mae - 17.3%

4.000% due 06/01/24 - 01/01/40 "	788,703	778,155
4.500% due 07/01/24 - 01/01/40 "	2,381,150	2,403,045
4.792% due 06/01/38 " §	126,946	132,699
5.000% due 08/01/20 - 01/01/40 "	3,108,802	3,214,722
5.500% due 11/01/33 - 01/01/40 "	2,705,050	2,836,350

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
6.000% due 09/01/34 - 01/01/40 "	$1,503,428	$1,596,337
6.500% due 11/01/36 - 01/01/40 "	731,378	784,421

		11,745,729

Freddie Mac - 13.3%

4.000% due 01/01/25 - 04/01/39 "	804,911	789,450
4.500% due 08/01/24 - 01/01/40 "	1,623,887	1,636,642
5.000% due 04/01/37 - 01/01/40 "	1,367,188	1,403,499
5.500% due 01/01/25 - 01/01/40 "	2,217,060	2,329,715
5.619% due 11/01/37 " §	359,284	379,605
6.000% due 01/01/25 - 08/01/37 "	1,756,795	1,867,679
6.500% due 12/01/38 - 01/01/40 "	530,243	567,952

		8,974,542

Government National Mortgage Association - 6.2%

4.000% due 01/01/40 "	100,000	96,656
4.500% due 03/15/39 - 01/01/40 "	845,030	847,084
5.000% due 01/01/40 "	1,050,000	1,079,860
5.500% due 04/15/37 - 01/01/40 "	1,118,030	1,171,387
6.000% due 10/15/38 - 01/01/40 "	768,351	812,168
6.500% due 10/15/37 - 10/15/38 "	182,866	194,660

		4,201,815

Total Mortgage-Backed Securities
(Cost $26,992,615)		27,098,175

ASSET-BACKED SECURITIES - 0.5%

Capital One Multi-Asset Execution Trust
3.200% due 04/15/14 "	100,000	102,686
Chase Issuance Trust
2.400% due 06/17/13 "	100,000	101,544
Citibank Credit Card Issuance Trust
5.650% due 09/20/19 "	100,000	108,506
USAA Auto Owner Trust
2.530% due 07/15/15 "	40,000	39,804

Total Asset-Backed Securities
(Cost $341,312)		352,540

U.S. GOVERNMENT AGENCY ISSUES - 7.1%

Fannie Mae
1.000% due 11/23/11	80,000	79,851
1.250% due 09/22/11	50,000	49,793
1.250% due 09/28/11	25,000	24,943
1.500% due 04/26/12	50,000	49,843
1.750% due 03/23/11	500,000	506,263
2.000% due 01/09/12	400,000	406,017
2.000% due 09/28/12	75,000	74,914
2.050% due 10/19/12	100,000	99,859
2.170% due 03/21/13	50,000	49,880
2.500% due 05/15/14	250,000	249,766
2.625% due 11/20/14	50,000	49,669
2.750% due 02/05/14	125,000	126,534
3.000% due 09/29/14	25,000	24,881
3.125% due 09/29/14	25,000	24,910
3.125% due 11/10/14	100,000	99,443
5.000% due 05/11/17	150,000	163,182
5.375% due 06/12/17	100,000	111,048
7.125% due 01/15/30	75,000	94,849
Federal Farm Credit Bank
1.875% due 12/07/12	50,000	50,025
2.125% due 06/18/12	100,000	101,304
3.000% due 09/22/14	50,000	50,215
Federal Home Loan Bank
0.750% due 03/18/11	25,000	25,012
0.750% due 03/25/11	25,000	24,992
0.750% due 07/08/11	100,000	99,726
1.375% due 05/16/11	200,000	201,478
1.500% due 01/16/13	100,000	98,674
1.625% due 07/27/11	100,000	100,995
1.850% due 12/21/12	50,000	49,381
2.000% due 09/24/12	50,000	50,004
2.000% due 10/05/12	25,000	25,022
2.000% due 12/24/12	50,000	49,432
4.750% due 12/16/16	50,000	53,716
5.000% due 11/17/17	100,000	108,349
Freddie Mac
1.250% due 01/19/12	100,000	99,536
1.500% due 08/24/11	200,000	200,792
1.625% due 04/26/11	100,000	101,109
2.000% due 09/28/12	25,000	24,981
2.000% due 10/01/12	50,000	50,041
2.125% due 03/23/12	200,000	203,175
2.250% due 08/24/12	100,000	100,520
2.500% due 01/07/14	200,000	200,416
3.625% due 08/25/14	100,000	100,987
4.340% due 12/18/17	100,000	99,571
5.000% due 04/18/17	150,000	163,129
6.250% due 07/15/32	75,000	87,357
Tennessee Valley Authority
5.250% due 09/15/39	25,000	24,864

Total U.S. Government Agency Issues
(Cost $4,824,903)		4,830,448

U.S. TREASURY OBLIGATIONS - 27.0%

U.S. Treasury Bonds - 4.2%

4.250% due 05/15/39	250,000	234,610
4.375% due 11/15/39	100,000	95,750
4.500% due 02/15/36	250,000	246,328
4.500% due 08/15/39	225,000	219,973
5.000% due 05/15/37	50,000	53,117
5.250% due 02/15/29	125,000	135,469
5.375% due 02/15/31	75,000	82,898
6.125% due 08/15/29	50,000	60,047
6.250% due 05/15/30	90,000	109,969
6.375% due 08/15/27	95,000	116,049
6.625% due 02/15/27	100,000	124,922
6.750% due 08/15/26	100,000	126,203
6.875% due 08/15/25	100,000	126,953
7.250% due 05/15/16	250,000	309,551
7.625% due 02/15/25	150,000	202,711
8.125% due 08/15/19	100,000	134,625
8.125% due 08/15/21	250,000	342,969
8.750% due 05/15/17	100,000	135,195

		2,857,339

U.S. Treasury Notes - 22.8%

0.875% due 02/28/11	675,000	676,846
0.875% due 04/30/11	200,000	200,328
0.875% due 05/31/11	200,000	200,305
1.000% due 07/31/11	250,000	250,459
1.000% due 09/30/11	250,000	250,010
1.000% due 10/31/11	100,000	99,941
1.000% due 12/31/11	100,000	99,750
1.125% due 06/30/11	1,000,000	1,004,376
1.125% due 12/15/11	300,000	300,199
1.125% due 01/15/12	200,000	199,875
1.125% due 12/15/12	100,000	98,429
1.375% due 02/15/12	200,000	200,641
1.375% due 04/15/12	350,000	350,438
1.375% due 05/15/12	500,000	500,156
1.375% due 09/15/12	150,000	149,344

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
1.375% due 10/15/12	$200,000	$198,938
1.500% due 07/15/12	100,000	100,188
1.750% due 11/15/11	100,000	101,293
1.750% due 08/15/12	200,000	201,359
1.875% due 02/28/14	425,000	418,127
1.875% due 04/30/14	125,000	122,471
2.250% due 05/31/14	450,000	447,082
2.375% due 08/31/14	200,000	198,594
2.375% due 09/30/14	150,000	148,781
2.375% due 10/31/14	200,000	197,891
2.625% due 06/30/14	200,000	201,516
2.625% due 07/31/14	100,000	100,531
2.625% due 12/31/14	200,000	199,485
2.625% due 04/30/16	500,000	484,648
2.750% due 02/28/13	200,000	206,125
2.750% due 10/31/13	100,000	102,445
2.750% due 02/15/19	375,000	345,352
3.000% due 09/30/16	100,000	98,180
3.125% due 08/31/13	150,000	155,918
3.125% due 10/31/16	200,000	197,547
3.125% due 05/15/19	310,000	293,677
3.250% due 05/31/16	600,000	602,672
3.250% due 07/31/16	250,000	250,527
3.250% due 12/31/16	200,000	198,375
3.500% due 05/31/13	100,000	105,414
3.625% due 12/31/12	150,000	158,660
3.625% due 05/15/13	150,000	158,859
3.625% due 08/15/19	100,000	98,344
3.750% due 11/15/18	375,000	375,088
3.875% due 02/15/13	200,000	213,063
3.875% due 05/15/18	100,000	101,570
4.000% due 02/15/14	200,000	213,922
4.000% due 02/15/15	150,000	159,469
4.000% due 08/15/18	150,000	153,246
4.125% due 05/15/15	200,000	213,313
4.250% due 08/15/13	200,000	215,875
4.250% due 11/15/13	100,000	108,063
4.250% due 11/15/14	200,000	215,500
4.250% due 08/15/15	100,000	107,063
4.250% due 11/15/17	150,000	157,266
4.500% due 04/30/12	300,000	321,727
4.500% due 02/15/16	150,000	161,848
4.625% due 08/31/11	500,000	530,352
4.625% due 10/31/11	600,000	639,117
4.625% due 11/15/16	100,000	108,227
4.625% due 02/15/17	100,000	108,008
4.750% due 05/15/14	100,000	110,063
4.875% due 02/15/12	200,000	215,266
5.000% due 02/15/11	200,000	209,664
5.125% due 05/15/16	100,000	111,563

		15,423,369

Total U.S. Treasury Obligations
(Cost $18,458,133)		18,280,708

FOREIGN GOVERNMENT BONDS & NOTES - 1.9%

Brazilian Government International Bond (Brazil)
5.625% due 01/07/41	125,000	118,438
8.000% due 01/15/18	47,222	54,117
10.125% due 05/15/27	50,000	73,750
Export Development Canada (Canada)
2.375% due 03/19/12	50,000	50,898
Export-Import Bank of Korea (South Korea)
5.875% due 01/14/15	100,000	107,545
Israel Government AID Bond (Israel)
5.500% due 04/26/24	25,000	26,746
Italian Republic (Italy)
3.500% due 07/15/11	100,000	103,144
4.500% due 01/21/15	100,000	104,735
Japan Finance Corp (Japan)
2.000% due 06/24/11	50,000	50,621
2.125% due 11/05/12	25,000	24,905
Korea Development Bank (South Korea)
8.000% due 01/23/14	100,000	115,340
Mexico Government International Bond (Mexico)
6.750% due 09/27/34	50,000	53,000
Poland Government International Bond (Poland)
6.375% due 07/15/19	20,000	21,854
Province of Ontario Canada (Canada)
2.625% due 01/20/12	100,000	102,104
4.000% due 10/07/19	50,000	47,972
Province of Quebec Canada (Canada)
7.500% due 09/15/29	25,000	31,541
South Africa Government International Bond (South Africa)
6.875% due 05/27/19	100,000	112,750
United Mexican States (Mexico)
5.950% due 03/19/19	50,000	53,125

Total Foreign Government Bonds & Notes
(Cost $1,223,077)		1,252,585

MUNICIPAL BONDS - 0.6%

American Municipal Power-Ohio Inc
6.449% due 02/15/44	25,000	24,261
Bay Area Toll Authority CA Bridge Revenue
6.263% due 04/01/49	25,000	23,905
Central Puget Sound Regional Transportation Authorized Revenue WA
5.491% due 11/01/39	25,000	23,976
Commonwealth of Massachusetts
5.456% due 12/01/39	25,000	23,917
Illinois State Toll Highway Authority
5.851% due 12/01/34	25,000	23,960
Metropolitan Transportation Authority NY
5.871% due 11/15/39	25,000	23,412
New York State Urban Development Corp
5.770% due 03/15/39	25,000	24,266
Pennsylvania State Turnpike
6.105% due 12/01/39	25,000	25,452
State of California
4.850% due 10/01/14	50,000	49,414
6.200% due 10/01/19	25,000	24,148
7.500% due 04/01/34	50,000	48,580
State of Illinois
5.100% due 06/01/33	50,000	41,695
State of Utah Build America ‘D’
4.554% due 07/01/24	15,000	14,575
State of Washington
5.481% due 08/01/39	25,000	24,334

Total Municipal Bonds
(Cost $415,269)		395,895

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SHORT-TERM INVESTMENT - 12.4%

Money Market Fund - 12.4%

Federated Prime Obligations Fund	8,382,818	$8,382,818

Total Short-Term Investment
(Cost $8,382,818)		8,382,818

TOTAL INVESTMENTS - 111.0%
(Cost $74,710,642)		75,180,266

OTHER ASSETS & LIABILITIES, NET - (11.0%)		(7,469,162)

NET ASSETS - 100.0%		$67,711,104

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	40.0%
U.S. Treasury Obligations	27.0%
Corporate Bonds & Notes	21.5%
Short-Term Investment	12.4%
U.S. Government Agency Issues	7.1%
Foreign Government Bonds & Notes	1.9%
Municipal Bonds	0.6%
Asset-Backed Securities	0.5%

111.0%
Other Assets & Liabilities, Net	(11.0%)

100.0%

(b) As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	77.7%
AA	4.2%
A	10.2%
BBB	7.2%
BB	0.1%
Not Rated	0.6%

100.0%

(c) 0.2% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(d) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$14,587,097	$-	$14,587,097	$-
	Mortgage-Backed Securities	27,098,175	-	27,098,175	-
	Asset-Backed Securities	352,540	-	352,540	-
	U.S. Government Agency Issues	4,830,448	-	4,830,448	-
	U.S. Treasury Obligations	18,280,708	-	18,280,708	-
	Foreign Government Bonds & Notes	1,252,585	-	1,252,585	-
	Municipal Bonds	395,895	-	395,895	-
	Short-Term Investment	8,382,818	8,382,818	-	-

	Total	$75,180,266	$8,382,818	$66,797,448	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD HIGH YIELD BOND INDEX PORTFOLIO
Schedule of Investments
December 31, 2009

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 96.8%

Consumer Discretionary - 22.8%

AMC Entertainment Inc
8.750% due 06/01/19	$100,000	$102,500
American Axle & Manufacturing Holdings Inc
9.250% due 01/15/17 ~	25,000	25,500
Ameristar Casinos Inc
9.250% due 06/01/14 ~	150,000	156,375
Belo Corp
8.000% due 11/15/16	25,000	25,813
Blockbuster Inc
9.000% due 09/01/12	100,000	57,500
Bon-Ton Department Stores Inc
10.250% due 03/15/14	50,000	46,375
Brunswick Corp
11.250% due 11/01/16 ~	100,000	113,000
Cablevision Systems Corp
8.000% due 04/15/12	350,000	371,875
CCH II LLC
13.500% due 11/30/16	150,000	177,375
Cengage Learning Acquisitions Inc
10.500% due 01/15/15 ~	100,000	96,125
Clear Channel Communications Inc
10.750% due 08/01/16	150,000	118,500
Clear Channel Worldwide Holdings Inc
9.250% due 12/15/17 ~	100,000	103,500
DISH DBS Corp
7.125% due 02/01/16	350,000	359,187
Dollar General Corp
10.625% due 07/15/15	208,000	231,400
D.R. Horton Inc
5.250% due 02/15/15	350,000	330,750
Easton-Bell Sports Inc
9.750% due 12/01/16 ~	10,000	10,413
Ford Motor Co
7.450% due 07/16/31	150,000	133,312
GXS Worldwide Inc
9.750% due 06/15/15 ~	55,000	54,312
Hanesbrands Inc
8.000% due 12/15/16	65,000	66,544
Harrah’s Operating Co Inc
10.000% due 12/15/18 ~	350,000	282,625
J.C. Penney Corp Inc
6.375% due 10/15/36	100,000	89,300
Jarden Corp
7.500% due 05/01/17	75,000	75,187
K Hovnanian Enterprises Inc
8.625% due 01/15/17	100,000	72,500
Lennar Corp
5.600% due 05/31/15	250,000	230,312
Macy’s Retail Holdings Inc
5.900% due 12/01/16	350,000	343,000
MGM MIRAGE
13.000% due 11/15/13	250,000	288,125
Michaels Stores Inc
10.000% due 11/01/14	100,000	104,000
Netflix Inc
8.500% due 11/15/17 ~	25,000	26,063
Nielsen Finance LLC
10.000% due 08/01/14	250,000	261,875
Peninsula Gaming LLC
10.750% due 08/15/17 ~	75,000	75,750
Penn National Gaming Inc
8.750% due 08/15/19 ~	75,000	77,062
Pinnacle Entertainment Inc
7.500% due 06/15/15	75,000	69,375
Pulte Homes Inc
5.250% due 01/15/14	200,000	197,500
Quebecor Media Inc (Canada)
7.750% due 03/15/16	100,000	100,250
Reynolds Group Escrow LLC
7.750% due 10/15/16 ~	100,000	102,750
Royal Caribbean Cruises Ltd (Liberia)
7.000% due 06/15/13	250,000	250,625
Salem Communications Corp
9.625% due 12/15/16 ~	25,000	26,313
Sinclair Television Group Inc
9.250% due 11/01/17 ~	50,000	52,250
Stanadyne Corp
10.000% due 08/15/14	25,000	22,875
Starwood Hotels & Resorts Worldwide Inc
7.875% due 10/15/14	250,000	268,437
Tenneco Inc
8.625% due 11/15/14	75,000	76,031
The Goodyear Tire & Rubber Co
10.500% due 05/15/16	100,000	111,000
The Neiman Marcus Group Inc
10.375% due 10/15/15	75,000	73,875
Toys R Us Property Co I LLC
8.500% due 12/01/17 ~	25,000	25,563
10.750% due 07/15/17 ~	100,000	110,000
Umbrella Acquisition Inc
9.750% due 03/15/15 ~	125,000	110,156
Virgin Media Finance PLC (United Kingdom)
9.500% due 08/15/16	100,000	107,875
Wynn Las Vegas LLC
6.625% due 12/01/14	100,000	97,125
XM Satellite Radio Inc
13.000% due 08/01/13 ~	75,000	81,844

		6,389,999

Consumer Staples - 3.5%

Bumble Bee Foods LLC
7.750% due 12/15/15 ~	25,000	25,125
Constellation Brands Inc
7.250% due 05/15/17	100,000	101,875
Cott Beverages Inc
8.375% due 11/15/17 ~	25,000	25,875
Pinnacle Foods Finance Corp
9.250% due 04/01/15 ~	25,000	25,500
Revlon Consumer Products Corp
9.750% due 11/15/15 ~	50,000	51,875
Rite Aid Corp
9.500% due 06/15/17	150,000	131,250
Smithfield Foods Inc
10.000% due 07/15/14 ~	100,000	109,000
SUPERVALU Inc
8.000% due 05/01/16	250,000	255,000
Tyson Foods Inc
7.850% due 04/01/16	250,000	257,500

		983,000

Energy - 10.1%

Aquilex Holdings LLC
11.125% due 12/15/16 ~	25,000	25,063
Chesapeake Energy Corp
6.500% due 08/15/17	500,000	492,500
Cie Generale de Geophysique-Veritas (France)
9.500% due 05/15/16	125,000	134,375
Cloud Peak Energy Resources LLC
8.250% due 12/15/17 ~	25,000	25,125
Copano Energy LLC
7.750% due 06/01/18	50,000	50,375
El Paso Corp
7.000% due 06/15/17	500,000	498,396

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD HIGH YIELD BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Expro Finance Luxembourg SCA (Luxembourg)
8.500% due 12/15/16 ~	$50,000	$49,875
Holly Corp
9.875% due 06/15/17 ~	25,000	26,437
Kinder Morgan Finance Co ULC (Canada)
5.700% due 01/05/16	100,000	96,500
Linn Energy LLC
11.750% due 05/15/17 ~	150,000	169,125
MarkWest Energy Partners LP
8.500% due 07/15/16	75,000	76,687
Massey Energy Co
6.875% due 12/15/13	75,000	75,281
OPTI Canada Inc (Canada)
8.250% due 12/15/14	100,000	82,875
9.000% due 12/15/12 ~	25,000	25,688
Peabody Energy Corp
7.375% due 11/01/16	100,000	103,625
Petrohawk Energy Corp
7.875% due 06/01/15	350,000	355,250
Plains Exploration & Production Co
7.750% due 06/15/15	250,000	255,625
Pride International Inc
8.500% due 06/15/19	125,000	145,000
Quicksilver Resources Inc
11.750% due 01/01/16	100,000	114,000
SandRidge Energy Inc
8.750% due 01/15/20 ~	25,000	25,125

		2,826,927

Financials - 14.0%

American International Group Inc
6.250% due 03/15/37	200,000	111,000
8.175% due 05/15/58 §	700,000	467,250
Arch Western Finance LLC
6.750% due 07/01/13	100,000	99,750
BAC Capital Trust XI
6.625% due 05/23/36	250,000	226,518
CIT Group Inc
7.000% due 05/01/13	178,895	168,161
7.000% due 05/01/14	43,343	40,363
7.000% due 05/01/15	43,343	39,009
7.000% due 05/01/16	72,238	63,931
7.000% due 05/01/17	301,134	262,740
Citigroup Capital XXI
8.300% due 12/21/57 §	150,000	145,125
First Data Corp
9.875% due 09/24/15	250,000	234,375
11.250% due 03/31/16	100,000	86,000
Ford Motor Credit Co LLC
7.250% due 10/25/11	500,000	505,157
General Motors Acceptance Corp LLC
6.875% due 09/15/11 ~	500,000	497,500
8.000% due 11/01/31 ~	100,000	91,000
Genworth Financial Inc
6.150% due 11/15/66 §	50,000	35,750
Host Hotels & Resorts LP
6.750% due 06/01/16	155,000	155,000
Leucadia National Corp
8.125% due 09/15/15	100,000	102,500
Liberty Mutual Group Inc
10.750% due 06/15/58 § ~	125,000	133,750
Nuveen Investments Inc
10.500% due 11/15/15	50,000	45,625
Realogy Corp
10.500% due 04/15/14	100,000	87,000
Residential Capital LLC
9.625% due 05/15/15	250,000	213,750
The Royal Bank of Scotland Group PLC (United Kingdom)
7.640% § ±	200,000	108,129

		3,919,383

Health Care - 8.1%

Biomet Inc
11.625% due 10/15/17	250,000	277,500
Boston Scientific Corp
6.000% due 06/15/11	250,000	262,500
CHS/Community Health Systems Inc
8.875% due 07/15/15	250,000	259,375
DaVita Inc
6.625% due 03/15/13	100,000	100,750
DJO Finance LLC
10.875% due 11/15/14	75,000	79,500
HCA Inc
9.250% due 11/15/16	500,000	538,125
HealthSouth Corp
10.750% due 06/15/16	75,000	81,937
Inverness Medical Innovations Inc
9.000% due 05/15/16	200,000	205,500
Omnicare Inc
6.125% due 06/01/13	163,000	158,925
Quintiles Transnational Corp
9.500% due 12/30/14 ~	45,000	45,338
Talecris Biotherapeutics Holdings Corp
7.750% due 11/15/16 ~	25,000	25,500
Tenet Healthcare Corp
8.875% due 07/01/19 ~	150,000	162,750
Vanguard Health Holding Co II LLC
9.000% due 10/01/14	75,000	78,094

		2,275,794

Industrials - 7.8%

Avis Budget Car Rental LLC
7.750% due 05/15/16	50,000	47,000
Bombardier Inc (Canada)
6.300% due 05/01/14 ~	75,000	74,625
Case New Holland Inc
7.750% due 09/01/13 ~	100,000	102,750
Ceridian Corp
11.250% due 11/15/15	100,000	95,875
Colt Defense Inc
8.750% due 11/15/17 ~	25,000	25,938
Corrections Corp of America
6.750% due 01/31/14	100,000	100,500
Delta Air Lines Inc
9.500% due 09/15/14 ~	100,000	104,375
Iron Mountain Inc
8.375% due 08/15/21	80,000	83,000
L-3 Communications Corp
6.375% due 10/15/15	350,000	353,062
Masco Corp
6.125% due 10/03/16	150,000	143,134
McJunkin Red Man Corp
9.500% due 12/15/16 ~	60,000	58,950
Navios Maritime Holdings Inc
8.875% due 11/01/17 ~	25,000	26,094
Navistar International Corp
8.250% due 11/01/21	15,000	15,450
Ply Gem Industries Inc
11.750% due 06/15/13	100,000	100,500
RailAmerica Inc
9.250% due 07/01/17	45,000	48,094
RBS Global Inc
9.500% due 08/01/14	100,000	100,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD HIGH YIELD BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
RSC Equipment Rental Inc
9.500% due 12/01/14	$75,000	$75,469
Terex Corp
8.000% due 11/15/17	100,000	96,750
The Hertz Corp
8.875% due 01/01/14	350,000	359,625
Trico Shipping AS (Norway)
11.875% due 11/01/14 ~	25,000	26,156
Trimas Corp
9.750% due 12/15/17 ~	45,000	44,381
United Rentals North America Inc
6.500% due 02/15/12	100,000	100,250

		2,182,728

Information Technology - 3.2%

Advanced Micro Devices Inc
8.125% due 12/15/17 ~	10,000	10,013
Amkor Technology Inc
9.250% due 06/01/16	100,000	106,750
Freescale Semiconductor Inc
8.875% due 12/15/14	100,000	92,250
JDA Software Group Inc
8.000% due 12/15/14 ~	25,000	25,625
NXP BV (Netherlands)
9.500% due 10/15/15	75,000	64,313
Sanmina-SCI Corp
8.125% due 03/01/16	100,000	100,250
Seagate Technology HDD Holdings (Cayman)
6.800% due 10/01/16	100,000	97,250
SunGard Data Systems Inc
9.125% due 08/15/13	350,000	360,500
Viasat Inc
8.875% due 09/15/16 ~	25,000	25,875

		882,826

Materials - 9.1%

Ball Corp
7.125% due 09/01/16	125,000	128,750
Berry Plastics Escrow LLC
8.875% due 09/15/14 ~	150,000	146,625
Boise Paper Holdings LLC
9.000% due 11/01/17 ~	15,000	15,619
Crown Americas LLC
7.750% due 11/15/15	125,000	130,000
Domtar Corp
10.750% due 06/01/17	100,000	118,000
Drummond Co Inc
9.000% due 10/15/14 ~	25,000	26,344
Edgen Murray Corp
12.250% due 01/15/15 ~	25,000	24,688
Georgia Gulf Corp
9.000% due 01/15/17 ~	80,000	81,200
Georgia-Pacific LLC
8.250% due 05/01/16 ~	250,000	266,250
Hanson Ltd (United Kingdom)
6.125% due 08/15/16	125,000	119,534
Headwaters Inc
11.375% due 11/01/14 ~	25,000	26,187
Ineos Group Holdings PLC (United Kingdom)
8.500% due 02/15/16 ~	75,000	50,813
JohnsonDiversey Inc
8.250% due 11/15/19 ~	25,000	25,437
Koppers Inc
7.875% due 12/01/19 ~	10,000	10,150
MeadWestvaco Corp
7.375% due 09/01/19	125,000	137,552
Momentive Performance Materials Inc
9.750% due 12/01/14	50,000	48,375
Murray Energy Corp
10.250% due 10/15/15 ~	100,000	100,000
Nalco Co
8.250% due 05/15/17 ~	100,000	106,750
NewPage Corp
11.375% due 12/31/14 ~	100,000	101,500
Nova Chemicals Corp (Canada)
8.375% due 11/01/16 ~	50,000	51,000
Novelis Inc (Canada)
7.250% due 02/15/15	75,000	71,812
Owens-Brockway Glass Container Inc
7.375% due 05/15/16	70,000	72,625
Rohm & Haas Co
7.850% due 07/15/29	75,000	80,108
Solutia Inc
8.750% due 11/01/17	45,000	47,081
Steel Dynamics Inc
7.375% due 11/01/12	100,000	103,500
Terra Capital Inc
7.750% due 11/01/19 ~	20,000	21,500
Teck Resources Ltd (Canada)
10.750% due 05/15/19	200,000	240,000
United States Steel Corp
7.000% due 02/01/18	100,000	98,098
Weyerhaeuser Co
7.375% due 03/15/32	100,000	95,058

		2,544,556

Telecommunication Services - 10.5%

CC Holdings GS V LLC
7.750% due 05/01/17 ~	300,000	321,000
Clearwire Communications LLC
12.000% due 12/01/15 ~	130,000	132,600
Cricket Communications Inc
7.750% due 05/15/16	125,000	125,312
Frontier Communications Corp
8.250% due 05/01/14	250,000	261,875
Intelsat Jackson Holdings Ltd (Bermuda)
11.250% due 06/15/16	400,000	435,000
Level 3 Financing Inc
9.250% due 11/01/14	300,000	285,000
MetroPCS Wireless Inc
9.250% due 11/01/14	100,000	101,750
Qwest Capital Funding Inc
7.250% due 02/15/11	250,000	255,000
Sprint Nextel Corp
6.000% due 12/01/16	500,000	458,750
8.375% due 08/15/17	175,000	179,375
Telesat LLC (Canada)
11.000% due 11/01/15	75,000	81,750
West Corp
9.500% due 10/15/14	100,000	102,000
Windstream Corp
8.625% due 08/01/16	200,000	204,500

		2,943,912

Utilities - 7.7%

Calpine Corp
7.250% due 10/15/17 ~	100,000	96,500
CMS Energy Corp
8.750% due 06/15/19	25,000	27,489
Dynegy Holdings Inc
7.750% due 06/01/19	350,000	305,375
Edison Mission Energy
7.000% due 05/15/17	500,000	397,500
Mirant North America LLC
7.375% due 12/31/13	100,000	99,375
NRG Energy Inc
7.250% due 02/01/14	300,000	304,500
RRI Energy Inc
7.625% due 06/15/14	250,000	248,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD HIGH YIELD BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15	$500,000	$407,500
The AES Corp
8.000% due 10/15/17	150,000	154,687
Wind Acquisition Finance SA (Luxembourg)
11.750% due 07/15/17 ~	90,000	98,775

		2,140,451

Total Corporate Bonds & Notes
(Cost $24,423,784)		27,089,576

	Shares
SHORT-TERM INVESTMENT - 1.5%

Money Market Fund - 1.5%

Federated Prime Obligations Fund	410,242	410,242

Total Short-Term Investment
(Cost $410,242)		410,242

TOTAL INVESTMENTS - 98.3%
(Cost $24,834,026)		27,499,818

OTHER ASSETS & LIABILITIES, NET - 1.7%		486,574

NET ASSETS - 100.0%		$27,986,392

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	22.8%
Financials	14.0%
Telecommunication Services	10.5%
Energy	10.1%
Materials	9.1%
Health Care	8.1%
Industrials	7.8%
Utilities	7.7%
Consumer Staples	3.5%
Information Technology	3.2%
Short-Term Investment	1.5%

98.3%
Other Assets & Liabilities, Net	1.7%

100.0%

(b) As of December 31, 2009, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

A	0.4%
BBB	5.3%
BB	37.5%
B	36.4%
CCC	17.0%
CC	1.0%
C	0.3%
Not Rated	2.1%

100.0%

(c) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$27,089,576	$-	$27,089,576	$-
	Short-Term Investment	410,242	410,242	-	-

	Total	$27,499,818	$410,242	$27,089,576	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 97.6%

Consumer Discretionary - 10.2%

Amazon.com Inc *	1,675	$225,321
McDonald’s Corp	5,639	352,099
Nike Inc ‘B’	1,826	120,644
Target Corp	3,867	187,047
Other Securities		2,109,306

		2,994,417

Consumer Staples - 15.4%

Altria Group Inc	10,626	208,588
Colgate-Palmolive Co	2,567	210,879
Costco Wholesale Corp	2,215	131,062
Kimberly-Clark Corp	1,862	118,628
PepsiCo Inc	7,917	481,354
Philip Morris International Inc	9,976	480,743
The Coca-Cola Co	9,256	527,592
The Procter & Gamble Co	9,715	589,020
Wal-Mart Stores Inc	11,250	601,313
Walgreen Co	5,019	184,298
Other Securities		956,219

		4,489,696

Energy - 4.1%

Exxon Mobil Corp	6,401	436,484
Schlumberger Ltd (Netherlands)	2,747	178,802
Other Securities		571,259

		1,186,545

Financials - 4.8%

Other Securities		1,398,011

Health Care - 15.4%

Abbott Laboratories	7,869	424,847
Amgen Inc *	5,192	293,711
Baxter International Inc	3,113	182,671
Bristol-Myers Squibb Co	4,778	120,644
Celgene Corp *	2,372	132,073
Express Scripts Inc *	1,416	122,413
Gilead Sciences Inc *	4,660	201,685
Johnson & Johnson	10,857	699,299
Medco Health Solutions Inc *	2,484	158,752
Medtronic Inc	5,744	252,621
Merck & Co Inc	5,980	218,509
Other Securities		1,710,575

		4,517,800

Industrials - 9.9%

3M Co	3,562	294,471
Emerson Electric Co	3,797	161,752
Honeywell International Inc	3,834	150,293
Lockheed Martin Corp	1,643	123,800
United Parcel Service Inc ‘B’	3,502	200,910
United Technologies Corp	3,940	273,475
Other Securities		1,692,752

		2,897,453

Information Technology - 32.5%

Apple Inc *	4,545	958,359
Cisco Systems Inc *	29,363	702,950
Corning Inc	6,831	131,907
Dell Inc *	8,809	126,497
Google Inc ‘A’ *	1,220	756,376
Hewlett-Packard Co	9,414	484,915
Intel Corp	17,503	357,061
International Business Machines Corp	6,730	880,957
Microsoft Corp	39,270	1,197,342
Oracle Corp	19,438	477,008
QUALCOMM Inc	8,477	392,146
Texas Instruments Inc	6,438	167,774
Visa Inc ‘A’	2,305	201,595
Other Securities		2,653,153

		9,488,040

Materials - 3.8%

Monsanto Co	2,801	228,982
Praxair Inc	1,588	127,532
Newmont Mining Corp	2,472	116,950
Other Securities		649,967

		1,123,431

Telecommunication Services - 0.6%

Other Securities		173,488

Utilities - 0.9%

Other Securities		259,610

Total Common Stocks
(Cost $24,558,149)		28,528,491

EXCHANGE-TRADED FUND - 2.2%

iShares Russell 1000 Growth Index Fund	12,581	627,163

Total Exchange-Traded Fund
(Cost $629,044)		627,163

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $328,000; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $335,000)	$328,000	328,000

Total Short-Term Investment
(Cost $328,000)		328,000

TOTAL INVESTMENTS - 100.9%
(Cost $25,515,193)		29,483,654

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(253,521)

NET ASSETS - 100.0%		$29,230,133

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	32.5%
Consumer Staples	15.4%
Health Care	15.4%
Consumer Discretionary	10.2%
Industrials	9.9%
Financials	4.8%
Energy	4.1%
Materials	3.8%
Exchange-Traded Fund	2.2%
Short-Term Investment	1.1%
Utilities	0.9%
Telecommunication Services	0.6%

100.9%
Other Assets & Liabilities, Net	(0.9%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Other Securities represent securities not identified as a top-fifty holding in terms of market value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2009.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$28,528,491	$28,528,491	$-	$-
	Exchange-Traded Fund	627,163	627,163	-	-
	Short-Term Investment	328,000	-	328,000	-

	Total	$29,483,654	$29,155,654	$328,000	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

Other Security		$100

Total Rights
(Cost $0)		100

COMMON STOCKS - 97.5%

Consumer Discretionary - 9.6%

Comcast Corp ‘A’	15,772	265,916
Ford Motor Co *	18,317	183,170
Lowe’s Cos Inc	6,020	140,808
News Corp ‘A’	13,311	182,228
The Home Depot Inc	9,390	271,653
The Walt Disney Co	10,893	351,299
Time Warner Inc	7,006	204,155
Other Securities		1,576,553

		3,175,782

Consumer Staples - 5.4%

CVS Caremark Corp	5,928	190,941
Kraft Foods Inc ‘A’	8,618	234,237
The Coca-Cola Co	2,890	164,730
The Procter & Gamble Co	5,900	357,717
Other Securities		825,269

		1,772,894

Energy - 18.2%

Anadarko Petroleum Corp	2,969	185,325
Apache Corp	1,993	205,618
Chevron Corp	11,796	908,174
ConocoPhillips	8,700	444,309
Devon Energy Corp	2,642	194,187
EOG Resources Inc	1,494	145,366
Exxon Mobil Corp	21,321	1,453,879
Halliburton Co	5,344	160,801
Occidental Petroleum Corp	4,757	386,982
Schlumberger Ltd (Netherlands)	3,824	248,904
XTO Energy Inc	3,381	157,318
Other Securities		1,488,851

		5,979,714

Financials - 23.4%

American Express Co	4,857	196,806
Bank of America Corp	51,003	768,105
Citigroup Inc	89,241	295,388
JPMorgan Chase & Co	22,122	921,824
Morgan Stanley	6,123	181,241
The Bank of New York Mellon Corp	5,664	158,422
The Goldman Sachs Group Inc	2,780	469,375
The PNC Financial Services Group Inc	2,712	143,166
The Travelers Cos Inc	3,257	162,394
U.S. Bancorp	11,258	253,418
Wells Fargo & Co	23,842	643,496
Other Securities		3,522,984

		7,716,619

Health Care - 8.9%

Johnson & Johnson	3,644	234,710
Pfizer Inc	47,433	862,806
Merck & Co Inc	10,975	401,027
UnitedHealth Group Inc	6,413	195,468
Other Securities		1,222,597

		2,916,608

Industrials - 10.4%

Burlington Northern Santa Fe Corp	1,532	151,086
FedEx Corp	1,855	154,800
General Electric Co	62,341	943,219
The Boeing Co	3,962	214,463
Other Securities		1,965,722

		3,429,290

Information Technology - 5.1%

EMC Corp *	10,727	187,401
Hewlett-Packard Co	3,203	164,986
Intel Corp	12,524	255,490
Other Securities		1,083,882

		1,691,759

Materials - 4.0%

The Dow Chemical Co	6,521	180,175
Other Securities		1,145,196

		1,325,371

Telecommunication Services - 5.6%

AT&T Inc	34,720	973,202
Verizon Communications Inc	16,746	554,795
Other Securities		301,434

		1,829,431

Utilities - 6.9%

Exelon Corp	3,583	175,101
The Southern Co	4,668	155,538
Other Securities		1,940,386

		2,271,025

Total Common Stocks
(Cost $28,266,254)		32,108,493

EXCHANGE-TRADED FUND - 2.2%

iShares Russell 1000 Value Index Fund	12,297	705,725

Total Exchange-Traded Fund
(Cost $712,289)		705,725

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase priced of $432,000, collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $445,000)	$432,000	432,000

Total Short-Term Investment
(Cost $432,000)		432,000

TOTAL INVESTMENTS - 101.0%
(Cost $29,410,543)		33,246,318

OTHER ASSETS & LIABILITIES, NET - (1.0%)		(325,834)

NET ASSETS - 100.0%		$32,920,484

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	23.4%
Energy	18.2%
Industrials	10.4%
Consumer Discretionary	9.6%
Health Care	8.9%
Utilities	6.9%
Telecommunication Services	5.6%
Consumer Staples	5.4%
Information Technology	5.1%
Materials	4.0%
Exchange-Traded Fund	2.2%
Short-Term Investment	1.3%

101.0%
Other Assets & Liabilities, Net	(1.0%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Other Securities represent securities not identified as a top-fifty holding in terms of market value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2009.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$100	$100	$-	$-
	Common Stocks (1)	32,108,493	32,108,493	-	-
	Exchange-Traded Fund	705,725	705,725	-	-
	Short-Term Investment	432,000	-	432,000	-

	Total	$33,246,318	$32,814,318	$432,000	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

Industrials - 0.0%

Other Security		$110

Total Rights
(Cost $0)		110

COMMON STOCKS - 95.9%

Consumer Discretionary - 15.3%

Bally Technologies Inc *	1,338	55,246
Fossil Inc *	1,161	38,963
J.Crew Group Inc *	1,254	56,104
Sotheby’s	1,522	34,215
Tempur-Pedic International Inc *	1,876	44,330
The Warnaco Group Inc *	1,122	47,337
Tractor Supply Co *	893	47,293
Tupperware Brands Corp	1,564	72,835
Other Securities		1,409,395

		1,805,718

Consumer Staples - 4.0%

Chattem Inc *	460	42,918
Other Securities		425,840

		468,758

Energy - 4.1%

Arena Resources Inc *	961	41,438
Dril-Quip Inc *	719	40,609
World Fuel Services Corp	1,439	38,551
Other Securities		357,524

		478,122

Financials - 5.5%

Stifel Financial Corp *	744	44,075
Other Securities		605,687

		649,762

Health Care - 23.2%

American Medical Systems Holdings Inc *	1,825	35,204
AMERIGROUP Corp *	1,333	35,938
athenahealth Inc *	820	37,097
Auxilium Pharmaceuticals Inc *	1,149	34,447
Emergency Medical Services Corp ‘A’ *	713	38,609
Haemonetics Corp *	645	35,572
HealthSouth Corp *	2,290	42,983
Human Genome Sciences Inc *	4,527	138,526
Immucor Inc *	1,742	35,258
Masimo Corp *	1,253	38,116
Onyx Pharmaceuticals Inc *	1,537	45,096
Owens & Minor Inc	813	34,902
PSS World Medical Inc	1,499	33,832
Quality Systems Inc	583	36,607
Regeneron Pharmaceuticals Inc *	1,562	37,769
Salix Pharmaceuticals Ltd *	1,363	34,620
STERIS Corp	1,449	40,529
Thoratec Corp *	1,421	38,253
Other Securities		1,964,963

		2,738,321

Industrials - 14.1%

American Superconductor Corp *	1,078	44,090
Tetra Tech Inc *	1,491	40,511
UAL Corp *	3,895	50,284
Watson Wyatt Worldwide Inc ‘A’	854	40,582
Other Securities		1,484,732

		1,660,199

Information Technology - 25.7%

3Com Corp *	7,923	59,422
Atheros Communications Inc *	1,599	54,750
Blackboard Inc *	798	36,221
Concur Technologies Inc *	984	42,066
CyberSource Corp *	1,710	34,388
Informatica Corp *	2,186	56,530
Jack Henry & Associates Inc	2,103	48,621
Microsemi Corp *	2,007	35,624
Palm Inc *	3,654	36,686
Parametric Technology Corp *	2,910	47,549
Rackspace Hosting Inc *	1,663	34,674
Skyworks Solutions Inc *	4,192	59,484
Solera Holdings Inc	1,730	62,297
Other Securities		2,413,820

		3,022,132

Materials - 2.3%

Rock-Tenn Co ‘A’	834	42,042
Other Securities		231,979

		274,021

Telecommunication Services - 1.5%

Other Securities		176,053

Utilities - 0.2%

Other Securities		25,794

Total Common Stocks
(Cost $9,457,239)		11,298,880

EXCHANGE-TRADED FUND - 4.0%

iShares Russell 2000 Growth Index Fund	6,903	469,887

Total Exchange-Traded Fund
(Cost $465,795)		469,887

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $121,000; collateralized by U.S. Treasury Bills: 0.000% due 02/11/10 and market value $125,000)	$121,000	121,000

Total Short-Term Investment
(Cost $121,000)		121,000

TOTAL INVESTMENTS - 100.9%
(Cost $10,044,034)		11,889,877

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(104,772)

NET ASSETS - 100.0%		$11,785,105

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	25.7%
Health Care	23.2%
Consumer Discretionary	15.3%
Industrials	14.1%
Financials	5.5%
Energy	4.1%
Consumer Staples	4.0%
Exchange-Traded Fund	4.0%
Materials	2.3%
Telecommunication Services	1.5%
Short-Term Investment	1.0%
Utilities	0.2%

100.9%
Other Assets & Liabilities, Net	(0.9%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Other Securities represent securities not identified as a top-fifty holding in terms of market value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2009.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$110	$110	$-	$-
	Common Stocks (1)	11,298,880	11,298,880	-	-
	Exchange-Traded Fund	469,887	469,887	-	-
	Short-Term Investment	121,000	-	121,000	-

	Total	$11,889,877	$11,768,877	$121,000	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

Industrials - 0.0%

Other Security		$41

Total Rights
(Cost $0)		41

COMMON STOCKS - 98.2%

Consumer Discretionary - 11.5%

Dana Holding Corp *	3,704	40,151
Jones Apparel Group Inc	2,267	36,408
Other Securities		1,438,608

		1,515,167

Consumer Staples - 2.8%

Other Securities		371,550

Energy - 5.9%

Bristow Group Inc *	948	36,451
Other Securities		741,621

		778,072

Financials - 33.3%

American Campus Communities Inc REIT	1,428	40,127
Apollo Investment Corp	4,439	42,304
Ares Capital Corp	2,994	37,275
Assured Guaranty Ltd (Bermuda)	2,877	62,604
BioMed Realty Trust Inc REIT	2,591	40,886
Developers Diversified Realty Corp REIT	4,287	39,698
E*TRADE FINANCIAL Corp *	42,070	73,622
East West Bancorp Inc	2,439	38,536
Entertainment Properties Trust REIT	1,109	39,114
FirstMerit Corp	2,253	45,375
Highwoods Properties Inc REIT	1,926	64,232
Home Properties Inc REIT	900	42,939
Kilroy Realty Corp REIT	1,183	36,283
LaSalle Hotel Properties REIT	1,737	36,877
MFA Financial Inc REIT	7,632	56,095
Montpelier Re Holdings Ltd (Bermuda)	2,362	40,910
National Retail Properties Inc REIT	2,115	44,880
Omega Healthcare Investors Inc REIT	1,843	35,846
Platinum Underwriters Holdings Ltd (Bermuda)	1,394	53,376
ProAssurance Corp *	876	47,050
Prosperity Bancshares Inc	1,257	50,871
SVB Financial Group *	1,013	42,232
Trustmark Corp	1,742	39,265
Washington REIT	1,419	39,093
Other Securities		3,286,981

		4,376,471

Health Care - 4.9%

Magellan Health Services Inc *	897	36,535
Medicis Pharmaceutical Corp ‘A’	1,393	37,681
WellCare Health Plans Inc *	1,149	42,237
Other Securities		531,000

		647,453

Industrials - 16.4%

Brady Corp ‘A’	1,264	37,933
Curtiss-Wright Corp	1,193	37,365
JetBlue Airways Corp *	6,915	37,687
Nordson Corp	609	37,259
Regal-Beloit Corp	976	50,693
United Stationers Inc *	625	35,531
Other Securities		1,924,009

		2,160,477

Information Technology - 10.1%

CACI International Inc ‘A’ *	728	35,563
Unisys Corp *	1,062	40,951
Other Securities		1,252,995

		1,329,509

Materials - 6.8%

Coeur d’Alene Mines Corp *	2,060	37,204
Domtar Corp *	1,109	61,450
Hecla Mining Co *	6,426	39,713
Solutia Inc *	3,231	41,034
Other Securities		718,562

		897,963

Telecommunication Services - 0.5%

Other Securities		65,660

Utilities - 6.0%

Cleco Corp	1,657	45,286
IDACORP Inc	1,245	39,778
New Jersey Resources Corp	968	36,203
Nicor Inc	1,232	51,867
Piedmont Natural Gas Co Inc	1,839	49,193
Portland General Electric Co	2,063	42,106
WGL Holdings Inc	1,368	45,883
Other Securities		481,792

		792,108

Total Common Stocks
(Cost $10,969,496)		12,934,430

CLOSED-END MUTUAL FUND - 0.1%

Other Security		4,481

Total Closed-End Mutual Fund
(Cost $3,893)		4,481

EXCHANGE-TRADED FUND - 1.4%

iShares Russell 2000 Value Index Fund	3,251	188,688

Total Exchange-Traded Fund
(Cost $191,546)		188,688

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $157,000; collateralized by U.S. Treasury Bills: 0.000% due 02/11/10 and market value $165,000)	$157,000	$157,000

Total Short-Term Investment
(Cost $157,000)		157,000

TOTAL INVESTMENTS - 100.9%
(Cost $11,321,935)		13,284,640

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(116,444)

NET ASSETS - 100.0%		$13,168,196

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	33.3%
Industrials	16.4%
Consumer Discretionary	11.5%
Information Technology	10.1%
Materials	6.8%
Utilities	6.0%
Energy	5.9%
Health Care	4.9%
Consumer Staples	2.8%
Exchange-Traded Fund	1.4%
Short-Term Investment	1.2%
Telecommunication Services	0.5%
Closed-End Mutual Fund	0.1%

100.9%
Other Assets & Liabilities, Net	(0.9%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Other Securities represent securities not identified as a top-fifty holding in terms of market value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2009.

(d) A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e) Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$41	$41	$-	$-
	Common Stocks (1)	12,934,430	12,934,430	-	-
	Closed-End Mutual Fund	4,481	4,481	-	-
	Exchange-Traded Fund	188,688	188,688	-	-
	Short-Term Investment	157,000	-	157,000	-

	Total	$13,284,640	$13,127,640	$157,000	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Summary Schedule of Investments
December 31, 2009

	Shares	Value
PREFERRED STOCKS - 0.1%

Germany - 0.1%

Other Securities		$28,872

Total Preferred Stocks
(Cost $25,914)		28,872

COMMON STOCKS - 98.4%

Australia - 7.7%

Australia & New Zealand Banking Group Ltd +	6,485	132,154
BHP Billiton Ltd ADR	3,541	271,170
Commonwealth Bank of Australia +	4,121	201,195
National Australia Bank Ltd +	5,375	131,172
Rio Tinto Ltd +	1,807	120,626
Westpac Banking Corp ADR	1,400	158,228
Other Securities		905,868

		1,920,413

Austria - 0.2%

Other Security		39,445

Belgium - 0.7%

Other Securities		184,107

Bermuda - 0.4%

Other Securities		95,032

Canada - 8.6%

Royal Bank of Canada	2,962	159,733
Suncor Energy Inc (TSE)	3,917	139,362
The Toronto-Dominion Bank	2,085	131,497
Other Securities		1,695,945

		2,126,537

Denmark - 0.8%

Other Securities		200,739

Finland - 0.8%

Nokia OYJ ADR	13,900	178,615
Other Security		31,334

		209,949

France - 9.0%

BNP Paribas +	2,361	187,270
GDF Suez +	2,668	115,580
Sanofi-Aventis SA +	2,337	183,788
Societe Generale +	1,760	122,285
Total SA +	3,074	197,443
Other Securities		1,436,896

		2,243,262

Germany - 7.4%

Allianz SE +	1,207	149,620
BASF SE +	1,721	106,514
Bayer AG +	2,124	169,970
Daimler AG (NYSE)	2,000	106,600
Deutsche Telekom AG ADR	8,000	117,600
E.ON AG +	4,560	191,402
RWE AG +	1,111	107,814
Siemens AG +	1,342	123,156
Other Securities		764,621

		1,837,297

Greece - 0.4%

Other Securities		87,113

Hong Kong - 1.8%

Other Securities		448,626

Ireland - 0.2%

Other Security		43,728

Italy - 3.1%

UniCredit SPA * +	31,821	106,402
Other Securities		665,687

		772,089

Japan - 18.8%

Canon Inc ADR	3,000	126,960
Honda Motor Co Ltd ADR	4,400	149,160
Toyota Motor Corp ADR	3,500	294,560
Other Securities		4,103,639

		4,674,319

Luxembourg - 0.5%

Other Securities		122,188

Netherlands - 2.8%

Other Securities		685,118

New Zealand - 0.1%

Other Securities		23,289

Norway - 0.6%

Other Securities		151,667

Papua New Guinea - 0.3%

Other Securities		65,725

Portugal - 0.3%

Other Securities		77,630

Singapore - 1.1%

Other Securities		265,092

Spain - 4.0%

Banco Bilbao Vizcaya Argentaria SA ADR	8,000	144,320
Banco Santander SA +	4,765	78,740
Banco Santander SA ADR	13,268	218,126
Telefonica SA ADR	3,100	258,912
Other Securities		293,783

		993,881

Sweden - 2.3%

Other Securities		576,505

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Switzerland - 7.1%

Credit Suisse Group AG ADR	3,200	$157,312
Nestle SA +	7,113	345,219
Novartis AG +	562	30,690
Novartis AG ADR	4,600	250,378
Roche Holding AG +	1,797	307,310
UBS AG (NYSE) *	7,100	110,121
Other Securities		561,847

		1,762,877

United Kingdom - 19.4%

Anglo American PLC +	3,506	151,836
AstraZeneca PLC ADR	3,100	145,514
BG Group PLC +	6,614	119,424
BHP Billiton PLC +	4,713	150,251
BP PLC ADR	8,275	479,702
British American Tobacco PLC ADR	1,792	115,871
GlaxoSmithKline PLC ADR	6,050	255,612
HSBC Holdings PLC (LI) +	6,089	69,465
HSBC Holdings PLC ADR	5,221	298,067
Rio Tinto PLC ADR	800	172,312
Royal Dutch Shell PLC ‘B’ +	4,607	134,171
Royal Dutch Shell PLC ‘B’ ADR	5,200	302,276
Standard Chartered PLC +	5,319	134,283
Tesco PLC +	19,579	135,071
Unilever PLC ADR	3,675	117,232
Vodafone Group PLC ADR	11,268	260,178
Other Securities		1,792,482

		4,833,747

Total Common Stocks
(Cost $21,307,315)		24,440,375

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.3%

Repurchase Agreement - 2.3%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $566,000; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $580,000)	$566,000	566,000

Total Short-Term Investment
(Cost $566,000)		566,000

TOTAL INVESTMENTS - 100.8%
(Cost $21,899,229)		25,035,247

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(205,675)

NET ASSETS - 100.0%		$24,829,572

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.8%
Materials	11.0%
Energy	10.3%
Industrials	10.0%
Consumer Staples	9.1%
Consumer Discretionary	8.7%
Health Care	8.0%
Utilities	5.9%
Telecommunication Services	5.5%
Information Technology	5.2%
Short-Term Investment	2.3%

100.8%
Other Assets & Liabilities, Net	(0.8%)

100.0%

(b) As of December 31, 2009, the portfolio was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	19.4%
Japan	18.8%
France	9.0%
Canada	8.6%
Australia	7.7%
Germany	7.5%
Switzerland	7.1%
Spain	4.0%
Italy	3.1%
Netherlands	2.8%
Sweden	2.3%
United States	2.3%
Hong Kong	1.8%
Singapore	1.1%
Denmark	0.8%
Finland	0.8%
Belgium	0.7%
Norway	0.6%
Luxembourg	0.5%
Bermuda	0.4%
Greece	0.4%
Papua New Guinea	0.3%
Portugal	0.3%
Austria	0.2%
Ireland	0.2%
New Zealand	0.1%

100.8%
Other Assets & Liabilities, Net	(0.8%)

100.0%

(c) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d) Securities including those listed under Other Securities with a total aggregate market value of $15,287,689 or 61.6% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e) Other Securities represent securities not identified as a top-fifty holding in terms of market value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2009.

(f) A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2009

(g)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$28,872	$-	$28,872	$-
	Common Stocks
	Australia	1,920,413	429,398	1,491,015	-
	Austria	39,445	-	39,445	-
	Belgium	184,107	46,827	137,280	-
	Bermuda	95,032	-	95,032	-
	Canada	2,126,537	2,126,537	-	-
	Denmark	200,739	89,390	111,349	-
	Finland	209,949	178,615	31,334	-
	France	2,243,262	125,292	2,117,970	-
	Germany	1,837,297	455,303	1,381,994	-
	Greece	87,113	-	87,113	-
	Hong Kong	448,626	-	448,626	-
	Ireland	43,728	43,728	-	-
	Italy	772,089	91,098	680,991	-
	Japan	4,674,319	1,150,057	3,524,262	-
	Luxembourg	122,188	107,320	14,868	-
	Netherlands	685,118	347,192	337,926	-
	New Zealand	23,289	11,687	11,602	-
	Norway	151,667	54,802	96,865	-
	Papua New Guinea	65,725	26,271	39,454	-
	Portugal	77,630	38,848	38,782	-
	Singapore	265,092	-	265,092	-
	Spain	993,881	685,342	308,539	-
	Sweden	576,505	23,894	552,611	-
	Switzerland	1,762,877	665,598	1,097,279	-
	United Kingdom	4,833,747	2,484,359	2,349,388	-

		24,440,375	9,181,558	15,258,817	-

	Short-Term Investment	566,000	-	566,000	-

	Total	$25,035,247	$9,181,558	$15,853,689	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
PREFERRED STOCKS - 5.0%

Brazil - 5.0%

Cia de Bebidas das Americas ADR	1,050	$106,144
Cia Energetica de Minas Gerais	2,900	52,636
Itau Unibanco Holding SA ADR	9,900	226,116
Petroleo Brasileiro SA ADR	8,100	343,359
Usinas Siderurgicas de Minas Gerais SA	1,100	31,206
Vale SA ADR	5,398	133,978

		893,439

Total Preferred Stocks
(Cost $545,550)		893,439

COMMON STOCKS - 92.7%

Brazil - 7.6%

Banco Bradesco SA	8,300	142,974
Banco Bradesco SA ADR	6,900	150,903
Banco do Brasil SA	4,900	83,590
BM&F BOVESPA SA	6,400	45,032
BRF - Brasil Foods SA ADR	1,100	57,607
Cia Siderurgica Nacional SA ADR	1,750	55,878
Embraer-Empresa Brasileira de Aeronautica SA ADR	2,500	55,275
Gerdau SA ADR	6,300	107,289
OGX Petroleo e Gas Participacoes SA	10,000	98,219
Petroleo Brasileiro SA ADR	6,500	309,920
Ultrapar Participacoes SA ADR	800	37,520
Vale SA ADR	6,950	201,758

		1,345,965

Cayman - 0.7%

China Resources Land Ltd +	6,000	13,506
Hengan International Group Co Ltd +	3,000	22,213
Tencent Holdings Ltd +	3,800	82,185

		117,904

Chile - 2.2%

Banco de Chile ADR	1,135	61,176
Banco Santander Chile SA ADR	1,100	71,258
Empresa Nacional de Electricidad SA ADR	1,700	85,459
Empresas COPEC SA	4,084	61,085
Enersis SA ADR	1,800	41,148
Lan Airlines SA ADR	4,400	73,348

		393,474

China - 6.1%

Aluminum Corp of China Ltd ADR *	2,300	62,675
Bank of China Ltd ‘H’ +	170,000	91,357
Bank of Communications Co Ltd ‘H’ +	45,000	51,756
China Coal Energy Co ‘H’ +	4,000	7,258
China Communications Construction Co Ltd ‘H’ +	8,000	7,601
China Construction Bank Corp ‘H’ +	113,000	96,518
China Life Insurance Co Ltd ADR	2,850	209,048
China Merchants Bank Co Ltd ‘H’ +	10,000	26,019
China Petroleum & Chemical Corp ADR	1,400	123,298
China Shenhua Energy Co Ltd ‘H’ +	11,500	55,825
China Telecom Corp Ltd ADR	1,100	45,562
Industrial & Commercial Bank of China ‘H’ +	150,000	123,534
PetroChina Co Ltd ADR	1,250	148,700
Ping An Insurance Group Co of China Ltd ‘H’ +	5,000	43,476

		1,092,627

Czech Republic - 0.6%

CEZ AS +	720	33,806
Komercni Banka AS +	225	48,213
Telefonica O2 Czech Republic AS +	1,470	33,540

		115,559

Hong Kong - 4.0%

China Mobile Ltd ADR	7,350	341,261
China Overseas Land & Investment Ltd +	26,000	54,477
China Resources Power Holdings Co Ltd +	10,000	19,810
China Unicom Hong Kong Ltd ADR	7,600	99,636
CNOOC Ltd ADR	1,300	202,085

		717,269

Hungary - 0.9%

MOL Hungarian Oil and Gas NyRt * +	390	35,153
OTP Bank PLC * +	4,369	125,169

		160,322

India - 9.9%

ICICI Bank Ltd ADR	9,200	346,932
Infosys Technologies Ltd ADR	15,000	829,050
Reliance Industries Ltd GDR (LI) + ~	8,064	374,241
Sterlite Industries India Ltd ADR	8,800	160,336
Tata Motors Ltd ADR	3,200	53,952

		1,764,511

Indonesia - 2.7%

P.T. Astra International Tbk +	33,500	123,159
P.T. Bank Central Asia Tbk +	156,000	79,851
P.T. Bank Mandiri Tbk +	100,000	49,288
P.T. Bank Rakyat Indonesia Tbk +	88,000	70,729
P.T. Telekomunikasi Indonesia Tbk ADR	4,000	159,800

		482,827

Israel - 3.4%

NICE Systems Ltd ADR *	1,000	31,040
Teva Pharmaceutical Industries Ltd ADR	10,170	571,351

		602,391

Malaysia - 5.3%

British American Tobacco Malaysia Bhd +	3,600	44,936
CIMB Group Holdings Bhd +	45,800	171,388
Digi.Com Bhd +	6,800	43,589
Genting Malaysia Bhd +	61,900	50,587
IOI Corp Bhd +	61,546	98,002
Kuala Lumpur Kepong Bhd +	13,000	62,513
Malayan Banking Bhd +	60,500	120,833
MISC Bhd +	19,300	47,609
PLUS Expressways Bhd +	44,900	42,774
PPB Group Bhd +	14,300	66,482
Sime Darby Bhd +	41,100	107,378
YTL Corp Bhd +	21,114	44,938
YTL Power International Bhd +	55,000	35,955

		936,984

Mexico - 7.0%

America Movil SAB de CV ‘L’ ADR	7,650	359,397
Carso Global Telecom SAB de CV *	7,100	31,652
Cemex SAB de CV ADR *	12,580	148,696
Fomento Economico Mexicano SAB de CV ADR	3,600	172,368
Grupo Elektra SA de CV	1,215	58,604
Grupo Mexico SAB de CV ‘B’	37,765	86,200
Grupo Televisa SA ADR	8,100	168,156
Telefonos de Mexico SAB de CV ADR ‘L’	4,900	81,242
Wal-Mart de Mexico SAB de CV ‘V’	30,400	135,478

		1,241,793

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Philippines - 0.3%

Philippine Long Distance Telephone Co ADR	1,000	$56,670

Poland - 1.9%

Bank Pekao SA * +	1,251	70,239
KGHM Polska Miedz SA +	1,479	54,520
Polski Koncern Naftowy ORLEN SA * +	4,829	56,975
Polskie Gornictwo Naftowe I Gazownictwo SA +	22,886	30,200
Powszechna Kasa Oszczednosci Bank Polski SA +	6,680	88,128
Telekomunikacja Polska SA +	7,313	40,437

		340,499

Russia - 1.0%

Gazprom OAO ADR +	2,100	53,030
Lukoil OAO ADR +	450	25,500
MMC Norilsk Nickel ADR * +	3,700	52,493
Rosneft Oil Co GDR	6,500	55,900

		186,923

South Africa - 10.4%

African Bank Investments Ltd +	12,684	51,053
African Rainbow Minerals Ltd +	1,851	43,380
Anglo Platinum Ltd * +	1,008	107,626
AngloGold Ashanti Ltd ADR	4,400	176,792
ArcelorMittal South Africa Ltd +	3,427	47,485
Aspen Pharmacare Holdings Ltd * +	7,684	76,506
Bidvest Group Ltd +	4,150	72,349
FirstRand Ltd +	20,404	50,489
Gold Fields Ltd ADR	10,500	137,655
Harmony Gold Mining Co Ltd ADR	5,600	56,952
Kumba Iron Ore Ltd +	1,066	43,802
MTN Group Ltd +	4,781	76,096
Murray & Roberts Holdings Ltd +	3,345	20,921
Naspers Ltd +	5,411	218,984
Nedbank Group Ltd +	3,858	64,835
Pretoria Portland Cement Co Ltd +	10,548	49,394
Sanlam Ltd +	21,483	66,068
Sasol Ltd ADR	4,200	167,748
Shoprite Holdings Ltd +	6,798	59,768
Standard Bank Group Ltd +	7,308	100,376
Steinhoff International Holdings Ltd * +	35,193	98,594
Tiger Brands Ltd +	2,572	59,406

		1,846,279

South Korea - 12.1%

GS Engineering & Construction Corp * +	488	45,247
Hana Financial Group Inc * +	2,120	59,920
Hynix Semiconductor Inc * +	1,900	37,784
Hyundai Heavy Industries Co Ltd * +	334	49,594
Hyundai Mobis * +	280	41,031
Hyundai Motor Co * +	760	78,669
Hyundai Steel Co * +	510	37,874
KB Financial Group Inc ADR	3,700	188,145
Korea Electric Power Corp ADR	5,300	77,062
KT&G Corp *	540	29,864
LG Chem Ltd * +	464	90,943
LG Corp * +	480	29,982
LG Display Co Ltd ADR	3,700	62,641
LG Electronics Inc +	460	47,954
POSCO ADR	2,500	327,750
Samsung C&T Corp * +	670	32,227
Samsung Electro-Mechanics Co Ltd * +	648	59,594
Samsung Electronics Co Ltd +	540	370,294
Samsung Fire & Marine Insurance Co Ltd +	425	72,747
Samsung Heavy Industries Co Ltd * +	880	18,245
Samsung SDI Co Ltd * +	434	55,263
Samsung Securities Co Ltd +	390	21,113
Shinhan Financial Group Co Ltd * +	1,290	47,735
Shinhan Financial Group Co Ltd ADR	2,100	155,988
Shinsegae Co Ltd * +	70	32,332
SK Energy Co Ltd * +	290	29,136
SK Holdings Co Ltd * +	260	19,841
SK Telecom Co Ltd ADR	3,000	48,780

		2,167,755

Taiwan - 12.8%

Acer Inc +	36,120	108,386
Advanced Semiconductor Engineering Inc ADR	19,900	88,157
Asia Cement Corp +	36,050	38,854
Asustek Computer Inc +	20,040	38,599
AU Optronics Corp ADR	16,068	192,655
Cathay Financial Holding Co Ltd * +	31,000	57,715
Chang Hwa Commercial Bank +	92,000	43,705
China Development Financial Holding Corp * +	142,000	43,386
China Steel Corp +	51,107	52,698
Chinatrust Financial Holding Co Ltd +	44,366	27,581
Compal Electronics Inc +	44,220	61,081
Delta Electronics Inc +	22,000	69,207
Far Eastern Textile Co Ltd +	17,340	21,682
First Financial Holding Co Ltd +	37,925	23,510
Formosa Chemicals & Fibre Corp +	18,540	40,196
Formosa Plastics Corp +	27,820	58,613
Fubon Financial Holding Co Ltd * +	53,000	65,159
HON HAI Precision Industry Co Ltd +	27,950	130,712
HTC Corp +	3,150	36,088
Hua Nan Financial Holdings Co Ltd +	81,370	51,012
InnoLux Display Corp +	17,510	25,864
Lite-On Technology Corp +	54,270	81,536
MediaTek Inc +	5,010	87,047
Mega Financial Holding Co Ltd +	88,000	50,700
Nan Ya Plastics Corp +	48,410	87,987
Quanta Computer Inc +	27,000	58,581
Siliconware Precision Industries Co +	31,000	42,257
Taiwan Cement Corp +	38,000	40,349
Taiwan Cooperative Bank +	36,000	22,578
Taiwan Mobile Co Ltd +	26,000	50,687
Taiwan Semiconductor Manufacturing Co Ltd +	156,779	315,984
Uni-President Enterprises Corp +	40,716	50,200
United Microelectronics Corp * +	64,000	34,575
Wistron Corp +	26,000	50,348
Yuanta Financial Holding Co Ltd +	35,000	25,609

		2,273,298

Thailand - 2.0%

Advanced Info Service PCL +	18,500	47,998
Kasikornbank PCL NVDR +	27,500	70,076
PTT Exploration & Production PCL +	18,600	82,057
PTT PCL +	12,000	88,589
Siam Commercial Bank PCL +	24,200	62,976

		351,696

Turkey - 1.8%

Akbank TAS +	8,670	55,167
Turkcell Iletisim Hizmetleri ADR	7,300	127,677
Turkiye Garanti Bankasi +	16,603	70,727
Turkiye Is Bankasi +	14,148	59,742

		313,313

Total Common Stocks
(Cost $12,197,477)		16,508,059

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

EXCHANGE-TRADED FUND - 1.7%

PowerShares India Portfolio	13,700	$302,359

Total Exchange-Traded Fund
(Cost $222,876)		302,359

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $146,000; collateralized by U.S. Treasury Bills: 0.000% due 02/11/10 and market value $150,000)	$146,000	146,000

Total Short-Term Investment
(Cost $146,000)		146,000

TOTAL INVESTMENTS - 100.2%
(Cost $13,111,903)		17,849,857

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(44,217)

NET ASSETS - 100.0%		$17,805,640

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.1%
Information Technology	16.6%
Materials	14.2%
Energy	13.1%
Telecommunication Services	9.2%
Consumer Staples	5.6%
Consumer Discretionary	5.0%
Industrials	4.1%
Health Care	3.6%
Utilities	2.2%
Exchange-Traded Fund	1.7%
Short-Term Investment	0.8%

100.2%
Other Assets & Liabilities, Net	(0.2%)

100.0%

(b) As of December 31, 2009, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Taiwan	12.8%
Brazil	12.6%
South Korea	12.1%
South Africa	10.4%
India	9.9%
Mexico	7.0%
China	6.1%
Malaysia	5.3%
Hong Kong	4.0%
Israel	3.4%
Indonesia	2.7%
United States	2.5%
Chile	2.2%
Thailand	2.0%
Poland	1.9%
Turkey	1.8%
Russia	1.0%
Hungary	0.9%
Cayman	0.7%
Czech Republic	0.6%
Philippines	0.3%

100.2%
Other Assets & Liabilities, Net	(0.2%)

100.0%

(c) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d) Securities with a total aggregate market value of $8,191,665 or 46.0% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(e)	Fair Value Measurements

The following is a summary of the Portfolio’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Portfolio’s assets and liabilities (See Note 16 in Notes to Financial Statements) as of December 31, 2009:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2009	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$893,439	$893,439	$-	$-
	Common Stocks
	Brazil	1,345,965	1,345,965	-	-
	Cayman	117,904	-	117,904	-
	Chile	393,474	393,474	-	-
	China	1,092,627	589,283	503,344	-
	Czech Republic	115,559	-	115,559	-
	Hong Kong	717,269	642,982	74,287	-
	Hungary	160,322	-	160,322	-
	India	1,764,511	1,390,270	374,241	-
	Indonesia	482,827	159,800	323,027	-
	Israel	602,391	602,391	-	-
	Malaysia	936,984	-	936,984	-
	Mexico	1,241,793	1,241,793	-	-
	Philippines	56,670	56,670	-	-
	Poland	340,499	-	340,499	-
	Russia	186,923	55,900	131,023	-
	South Africa	1,846,279	539,147	1,307,132	-
	South Korea	2,167,755	890,230	1,277,525	-
	Taiwan	2,273,298	280,812	1,992,486	-
	Thailand	351,696	-	351,696	-
	Turkey	313,313	127,677	185,636	-

		16,508,059	8,316,394	8,191,665	-

	Exchange-Traded Fund	302,359	302,359	-	-
	Short-Term Investment	146,000	-	146,000	-

	Total	$17,849,857	$9,512,192	$8,337,665	$-

(1) For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on D-29

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2009

Explanation of Symbols:

*	Non-income producing securities.
”	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
§	Variable rate securities. The rate shown is based on the latest available information as of December 31, 2009.
±	The security is a perpetual bond and has no definite maturity date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act).These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to "qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
+	Securities were fair valued under the procedures established by the Fund’s Board of Trustees (the "Board”), including considerations to determine fair values for certain foreign equity securities, if applicable (See Note 2 in Notes to Financial Statements).
ж	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager or adviser pursuant to the Fund’s policy and procedures (See Note 2 in Notes to Financial Statements).

Other Abbreviations:

ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Dutch Certificate)
GDR	Global Depositary Receipt
LI	London Stock Exchange
’NY’	New York Shares
NYSE	New York Stock Exchange
NZX	New Zealand Stock Exchange
REIT	Real Estate Investment Trust
TSE	Toronto Stock Exchange

Note:

The descriptions and Standard and Poor’s quality ratings of the companies shown in the schedules of investments were obtained from published reports or other sources believed to be reliable and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES

	Pacific	Pacific
DECEMBER 31, 2009	Dynamix -	Dynamix -	Pacific
	Conservative	Moderate	Dynamix -	PD Aggregate	PD High Yield	PD Large-Cap
	Growth	Growth	Growth	Bond Index	Bond Index	Growth Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments in affiliates, at value	$41,645,930	$70,275,772	$53,356,905	$-	$-	$-

Investments, at value	-	-	-	75,180,266	27,499,818	29,155,654

Repurchase agreements, at value	-	-	-	-	-	328,000

Cash	-	-	-	-	-	418

Receivables:
Dividends and interest	-	-	-	490,091	472,647	33,141

Fund shares sold	26,643	244,998	49,623	127,920	12,810	41,817

Securities sold	-	-	-	1,059,037	-	12,330

Due from Adviser	23,188	25,593	25,760	22,847	24,108	8,816

Total Assets	41,695,761	70,546,363	53,432,288	76,880,161	28,009,383	29,580,176

LIABILITIES
Payables:
Fund shares redeemed	32	60	27	-	-	-

Securities purchased	26,611	244,938	49,597	9,148,351	-	334,897

Accrued advisory fees	6,753	11,272	8,651	8,709	8,103	3,324

Accrued service fees	684	1,149	874	-	-	-

Accrued support service expenses	408	663	560	738	392	293

Accrued custodian, and portfolio accounting and tax fees	4,956	5,093	4,961	774	356	3,421

Accrued deferred trustee compensation and retirement benefits	6	9	8	10	5	4

Accrued offering expenses	10,342	10,324	10,280	8,987	13,458	7,478

Accrued other	864	1,423	1,201	1,488	677	626

Total Liabilities	50,656	274,931	76,159	9,169,057	22,991	350,043

NET ASSETS	$41,645,105	$70,271,432	$53,356,129	$67,711,104	$27,986,392	$29,230,133

NET ASSETS CONSIST OF:
Paid-in capital (1)	$39,541,860	$65,101,751	$48,112,349	$67,209,105	$25,191,176	$25,210,993

Undistributed earnings (1)	2,103,245	5,169,681	5,243,780	501,999	2,795,216	4,019,140

NET ASSETS	$41,645,105	$70,271,432	$53,356,129	$67,711,104	$27,986,392	$29,230,133

Shares outstanding, $.001 par value (unlimited shares authorized)	3,720,900	5,969,958	4,409,795	6,619,400	2,476,366	2,293,160

Net Asset Value Per Share	$11.19	$11.77	$12.10	$10.23	$11.30	$12.75

Investments in affiliates, at cost	$39,542,678	$65,106,074	$48,113,102	$-	$-	$-

Investments, at cost	-	-	-	74,710,642	24,834,026	25,187,193

Repurchase agreements, at cost	-	-	-	-	-	328,000

(1)	All portfolios elected to be treated as partnerships for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009	PD Large-Cap	PD Small-Cap	PD Small-Cap	PD International	PD Emerging
	Value Index	Growth Index	Value Index	Large-Cap	Markets
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$32,814,318	$11,768,877	$13,127,640	$24,469,247	$17,703,857

Repurchase agreements, at value	432,000	121,000	157,000	566,000	146,000

Cash	1	295	918	-	61

Foreign currency held, at value	-	-	-	17,943	44,699

Receivables:
Dividends and interest	46,467	3,657	25,872	23,032	11,754

Fund shares sold	56,681	13,346	17,196	44,467	6,910

Securities sold	-	153	1,740	479	-

Due from Adviser	7,205	5,905	3,850	16,987	635

Other assets	-	-	-	333	-

Total Assets	33,356,672	11,913,233	13,334,216	25,138,488	17,913,916

LIABILITIES
Payables:
Securities purchased	421,953	117,984	154,929	291,542	74,419

Accrued advisory fees	3,744	1,325	1,482	5,023	8,856

Accrued support service expenses	328	138	150	259	237

Accrued custodian, and portfolio accounting and tax fees	3,811	2,879	3,639	5,328	2,884

Accrued deferred trustee compensation and retirement benefits	5	2	2	4	3

Accrued foreign capital gains tax	-	-	-	-	13,055

Accrued offering expenses	5,664	5,531	5,528	6,251	7,659

Accrued other	683	269	290	509	487

Other liabilities	-	-	-	-	676

Total Liabilities	436,188	128,128	166,020	308,916	108,276

NET ASSETS	$32,920,484	$11,785,105	$13,168,196	$24,829,572	$17,805,640

NET ASSETS CONSIST OF:
Paid-in capital (1)	$29,058,032	$9,896,424	$11,113,534	$21,694,514	$13,084,349

Undistributed earnings (1)	3,862,452	1,888,681	2,054,662	3,135,058	4,721,291

NET ASSETS	$32,920,484	$11,785,105	$13,168,196	$24,829,572	$17,805,640

Shares outstanding, $.001 par value (unlimited shares authorized)	2,607,764	930,836	1,040,823	1,908,848	1,253,343

Net Asset Value Per Share	$12.62	$12.66	$12.65	$13.01	$14.21

Investments, at cost	$28,978,543	$9,923,034	$11,164,935	$21,333,229	$12,965,903

Repurchase agreements, at cost	432,000	121,000	157,000	566,000	146,000

Foreign currency held, at cost	-	-	-	18,018	44,162

(1)	All portfolios elected to be treated as partnerships for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2009	Pacific	Pacific
	Dynamix -	Dynamix -	Pacific
	Conservative	Moderate	Dynamix -	PD Aggregate	PD High Yield	PD Large-Cap
	Growth	Growth	Growth	Bond Index	Bond Index	Growth Index
	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$525,075	$778,084	$456,580	$-	$-	$-

Dividends, net of foreign taxes withheld	-	-	-	22,324	3,697	209,774

Interest, net of foreign taxes withheld	-	-	-	875,101	1,491,651	258

Other	-	-	-	-	-	242

Total Investment Income	525,075	778,084	456,580	897,425	1,495,348	210,274

EXPENSES
Advisory fees	33,392	54,623	45,856	47,901	55,977	16,798

Service fees	33,392	54,623	45,856	-	-	-

Support services expenses	863	1,280	1,138	3,596	3,033	840

Custodian fees and expenses	-	-	-	1,409	332	17,061

Portfolio accounting and tax fees	19,904	20,436	19,916	1,992	1,240	896

Printing expenses	2,459	3,085	2,412	5,315	4,832	1,487

Postage and mailing expenses	445	723	611	807	426	320

Legal and audit fees	4,405	5,997	4,856	4,058	2,883	1,575

Trustees’ compensation and expenses	221	365	317	423	246	163

Interest expense and commitment fees	-	-	-	43	-	43

Offering expenses	18,016	18,227	17,906	17,862	22,177	14,770

Other	132	215	182	511	194	346

Total Expenses	113,229	159,574	139,050	83,917	91,340	54,299

Adviser Reimbursement	(36,327)	(42,084)	(42,677)	(32,594)	(36,830)	(33,861)

Net Expenses	76,902	117,490	96,373	51,323	54,510	20,438

NET INVESTMENT INCOME	448,173	660,594	360,207	846,102	1,440,838	189,836

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities from affiliated mutual fund investments	403,010	450,701	1,078,858	-	-	-

Investment security transactions	-	-	-	272,416	240,063	238,872

Futures contracts transactions	-	-	-	-	-	(2,448)

Net Realized Gain	403,010	450,701	1,078,858	272,416	240,063	236,424

Change in net unrealized appreciation (depreciation) on:
Investment securities from affiliated mutual fund investments	2,103,252	5,169,698	5,243,803	-	-	-

Investment securities	-	-	-	469,624	2,665,792	3,968,461

Change in Net Unrealized Appreciation	2,103,252	5,169,698	5,243,803	469,624	2,665,792	3,968,461

NET GAIN	2,506,262	5,620,399	6,322,661	742,040	2,905,855	4,204,885

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,954,435	$6,280,993	$6,682,868	$1,588,142	$4,346,693	$4,394,721

Foreign taxes withheld on dividends and interest	$-	$-	$-	$-	$-	$18

(1)	Operations commenced on May 1, 2009.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE PERIOD ENDED DECEMBER 31, 2009	PD Large-Cap	PD Small-Cap	PD Small-Cap	PD International	PD Emerging
	Value Index	Growth Index	Value Index	Large-Cap	Markets
	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$325,671	$43,559	$143,778	$211,172	$222,831

Interest, net of foreign taxes withheld	289	121	129	229	189

Other	407	85	137	17	6

Total Investment Income	326,367	43,765	144,044	211,418	223,026

EXPENSES
Advisory fees	18,786	7,961	8,629	26,557	58,055

Support services expenses	810	606	538	691	1,751

Custodian fees and expenses	18,265	15,472	19,968	14,172	8,795

Portfolio accounting and tax fees	980	556	582	6,099	3,882

Printing expenses	1,560	1,257	1,280	1,487	2,561

Postage and mailing expenses	357	150	163	282	258

Legal and audit fees	1,707	1,036	1,076	1,311	1,620

Trustees’ compensation and expenses	182	85	90	147	146

Interest expense and commitment fees	38	17	17	29	42

Offering expenses	12,929	12,721	12,727	13,522	15,406

Recoupment of adviser reimbursement	-	-	-	-	152

Other	444	221	472	4,153	2,198

Total Expenses	56,058	40,082	45,542	68,450	94,866

Custodian Credits	-	-	-	-	(14)

Adviser Reimbursement	(33,209)	(28,127)	(32,402)	(36,554)	(787)

Net Expenses	22,849	11,955	13,140	31,896	94,065

NET INVESTMENT INCOME	303,518	31,810	130,904	179,522	128,961

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	313,726	199,639	222,512	111,955	38,657

Futures contracts transactions	(1,081)	(5,479)	(5,243)	-	-

Foreign currency transactions	-	-	-	(7,009)	(9,547)

Net Realized Gain	312,645	194,160	217,269	104,946	29,110

Change in net unrealized appreciation (depreciation) on:
Investment securities (2)	3,835,775	1,845,843	1,962,705	3,136,018	4,724,899

Foreign currencies	-	-	-	(539)	(100)

Change in Net Unrealized Appreciation	3,835,775	1,845,843	1,962,705	3,135,479	4,724,799

NET GAIN	4,148,420	2,040,003	2,179,974	3,240,425	4,753,909

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,451,938	$2,071,813	$2,310,878	$3,419,947	$4,882,870

Foreign taxes withheld on dividends and interest	$39	$-	$15	$19,901	$23,480

(1)	Operations commenced on May 1, 2009.

(2)	Change in net unrealized appreciation (depreciation) on securities for the PD Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $13,055.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2009

	Pacific	Pacific
	Dynamix -	Dynamix -	Pacific
	Conservative	Moderate	Dynamix -	PD Aggregate	PD High Yield	PD Large-Cap
	Growth	Growth	Growth	Bond Index	Bond Index	Growth Index
	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)
OPERATIONS
Net investment income	$448,173	$660,594	$360,207	$846,102	$1,440,838	$189,836

Net realized gain	403,010	450,701	1,078,858	272,416	240,063	236,424

Change in net unrealized appreciation	2,103,252	5,169,698	5,243,803	469,624	2,665,792	3,968,461

Net Increase in Net Assets Resulting from Operations	2,954,435	6,280,993	6,682,868	1,588,142	4,346,693	4,394,721

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(851,190)	(1,111,312)	(1,439,088)	(1,086,143)	(1,551,477)	(375,581)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	40,628,465	64,543,316	51,885,169	68,069,381	23,757,412	26,275,899

Dividend and distribution reinvestments	851,190	1,111,312	1,439,088	1,086,143	1,551,477	375,581

Cost of shares repurchased	(1,937,795)	(552,877)	(5,211,908)	(1,946,419)	(117,713)	(1,440,487)

Net Increase in Net Assets from Capital Share Transactions	39,541,860	65,101,751	48,112,349	67,209,105	25,191,176	25,210,993

NET INCREASE IN NET ASSETS	41,645,105	70,271,432	53,356,129	67,711,104	27,986,392	29,230,133

NET ASSETS
Beginning of Period	-	-	-	-	-	-

End of Period	$41,645,105	$70,271,432	$53,356,129	$67,711,104	$27,986,392	$29,230,133

	PD Large-Cap	PD Small-Cap	PD Small-Cap	PD International	PD Emerging
	Value Index	Growth Index	Value Index	Large-Cap	Markets
	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)	Portfolio (1)
OPERATIONS
Net investment income	$303,518	$31,810	$130,904	$179,522	$128,961

Net realized gain	312,645	194,160	217,269	104,946	29,110

Change in net unrealized appreciation	3,835,775	1,845,843	1,962,705	3,135,479	4,724,799

Net Increase in Net Assets Resulting from Operations	4,451,938	2,071,813	2,310,878	3,419,947	4,882,870

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(589,486)	(183,132)	(256,216)	(284,889)	(161,579)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	30,145,119	10,092,459	11,315,181	22,645,960	13,156,202

Dividend and distribution reinvestments	589,486	183,132	256,216	284,889	161,579

Cost of shares repurchased	(1,676,573)	(379,167)	(457,863)	(1,236,335)	(233,432)

Net Increase in Net Assets from Capital Share Transactions	29,058,032	9,896,424	11,113,534	21,694,514	13,084,349

NET INCREASE IN NET ASSETS	32,920,484	11,785,105	13,168,196	24,829,572	17,805,640

NET ASSETS
Beginning of Period	-	-	-	-	-

End of Period	$32,920,484	$11,785,105	$13,168,196	$24,829,572	$17,805,640

(1)	Operations commenced on May 1, 2009.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each period ended were as follows:

	Investment Activities						Ratios / Supplemental Data
									Ratios of	Ratios of	Ratios of Net
									Expenses	Expenses	Investment
	Net								After	Before	Income
	Asset		Net			Net			Expense	Expense	After Expense
	Value,		Realized			Asset			Reductions	Reductions	Reductions
	Beginning	Net	and	Total from		Value,			to Average	to Average	to Average	Portfolio
For the	of	Investment	Unrealized	Investment	Total	End of	Total	Net Assets,	Net	Net	Net	Turnover
Period Ended	Period	Income	Gain	Operations	Distributions	Period	Returns (1)	End of Period	Assets (2), (3)	Assets (3)	Assets (3)	Rates

Pacific Dynamix - Conservative Growth (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.20	$1.22	$1.42	($0.23)	$11.19	14.25%	$41,645,105	0.46%	0.67%	2.67%	7.00%

Pacific Dynamix - Moderate Growth (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.18	$1.78	$1.96	($0.19)	$11.77	19.60%	$70,271,432	0.43%	0.58%	2.41%	1.13%

Pacific Dynamix - Growth (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.12	$2.32	$2.44	($0.34)	$12.10	24.34%	$53,356,129	0.42%	0.60%	1.57%	13.58%

PD Aggregate Bond Index (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.19	$0.21	$0.40	($0.17)	$10.23	3.97%	$67,711,104	0.17%	0.28%	2.80%	324.46%

PD High Yield Bond Index (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.66	$1.31	$1.97	($0.67)	$11.30	19.88%	$27,986,392	0.34%	0.57%	9.00%	31.24%

PD Large-Cap Growth Index (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.12	$2.80	$2.92	($0.17)	$12.75	29.12%	$29,230,133	0.17%	0.45%	1.57%	80.71%

PD Large-Cap Value Index (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.18	$2.67	$2.85	($0.23)	$12.62	28.54%	$32,920,484	0.17%	0.42%	2.25%	88.66%

PD Small-Cap Growth Index (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.04	$2.82	$2.86	($0.20)	$12.66	28.60%	$11,785,105	0.21%	0.70%	0.56%	70.15%

PD Small-Cap Value Index (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.17	$2.73	$2.90	($0.25)	$12.65	29.01%	$13,168,196	0.21%	0.74%	2.12%	74.74%

PD International Large-Cap (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.14	$3.02	$3.16	($0.15)	$13.01	31.59%	$24,829,572	0.30%	0.64%	1.68%	5.62%

PD Emerging Markets (4)
05/01/2009 - 12/31/2009 (5)	$10.00	$0.11	$4.23	$4.34	($0.13)	$14.21	43.43%	$17,805,640	0.97%	0.98%	1.33%	8.14%

(1)	Total returns for periods of less than one full year are not annualized.

(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits and adviser expense reimbursements, if any, as discussed in Note 5 to the Financial Statements. The expense ratios for the Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth and Pacific Dynamix - Growth Portfolios do not include expenses of the underlying portfolios in which the Pacific Dynamix Portfolios invest (see Note 1 in Notes to Financial Statements).

(3)	The ratios for periods of less than one full year are annualized.

(4)	Operations commenced on May 1, 2009.

(5)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust and as of December 31, 2009 was comprised of forty-six separate portfolios: the Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Money Market, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Diversified Research, Equity, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, American Funds Asset Allocation, Multi-Strategy, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, PD Aggregate Bond Index, PD High Yield Bond Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, and PD Emerging Markets Portfolios. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”) and Main Street is a registered trademark of OppenheimerFunds, Inc.

American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios (each a “Feeder Portfolio”, collectively the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth, Growth-Income and Asset Allocation Funds, respectively, each a series of the American Funds Insurance Series® (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedules of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2009, the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios owned 14.14%, 18.39% and 3.35% of the Growth, Growth-Income and Asset Allocation Master Funds, respectively. American Funds Insurance Series is a registered trademark of AFD.

The Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios, (collectively, the “Pacific Dynamix Portfolios”) invest substantially all of their assets in the PD Aggregate Bond Index, PD High Yield Bond Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap and PD Emerging Markets Portfolios (collectively, the “PD Underlying Portfolios”). An asset allocation process is used to determine each of the Pacific Dynamix Portfolios investment mixes and target allocations for each PD Underlying Portfolio. The Pacific Dynamix Portfolio’s allocations to the various PD Underlying Portfolios are periodically evaluated by Pacific Life Fund Advisors LLC, a wholly owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), the investment adviser to the Fund, and may be updated at that time. Asset allocation analysis is performed by a third-party asset allocation consultant firm retained by Pacific Life Fund Advisors LLC. The asset class allocations, PD Underlying Portfolios (including any portfolios organized in the future), or target allocations with respect to each PD Underlying Portfolio, may be changed from time to time, without prior approval from shareholders, as determined appropriate to pursue stated investment goals. Since the Pacific Dynamix Portfolios invest in the PD Underlying Portfolios, in addition to their own net operating expenses, they also indirectly bear a portion of the net operating expenses of the applicable PD Underlying Portfolios, based on the actual average holdings.

Shares of the portfolios within the Fund are offered only to certain separate accounts of Pacific Life, and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which portfolios of the Fund to make available.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

The Fund implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) as the single source of authoritative accounting guidance under the Generally Accepted Accounting Principles Topic. The ASC does not create new accounting and reporting guidance, rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the ASC carries an equal level of authority. The ASC changed how the Fund references U.S. GAAP in its notes to financial statements.

In addition, the Fund implemented new guidance under (i) ASC Topic 815, Derivatives and Hedging, (see required disclosure in each of the portfolio’s Notes to Schedule of Investments and Note 17), (ii) ASC Topic 820, Fair Value Measurements and Disclosures, (see required disclosure in each of the portfolio’s Notes to Schedule of Investments and Note 16), and (iii) ASC Topic 855, Subsequent Events, (see disclosure in Note 19 for details).

A. PORTFOLIO VALUATION

The net asset value (“NAV”) per share for each portfolio is calculated by taking the total value of a portfolio’s assets (the value of the securities and other investments a portfolio holds plus cash or other assets, including interest accrued but not yet received), subtracting a portfolio’s liabilities (including accrued expenses, dividends payable and any borrowings of a portfolio), and dividing by the total number of

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

shares outstanding. The assets of each Pacific Dynamix Portfolio consists primarily of shares of the PD Underlying Portfolios, which are valued at their respective NAV’s at the time of computation.

Each portfolio’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including those days when foreign markets are closed. For purposes of calculating the NAV for all portfolios except for the Money Market Portfolio, the portfolios’ holdings are valued using pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time, although it occasionally closes earlier. If the NYSE or other domestic exchange that normally closes at or before 4:00 p.m. Eastern time, closes later than 4:00 p.m. Eastern time, the closing prices of such domestic exchanges will be used to determine a portfolio’s NAV. The NAV of the Money Market Portfolio is calculated based on its holdings valued at amortized cost, which approximates market value.

The NAVs of the American Funds Feeder Portfolios are determined by the Fund based upon the NAVs of the Master Funds. The NAVs of the Master Funds are determined by the management of the Master Funds. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

The value of each security and other investment instruments (collectively “holdings”) is based on actual market value or fair value.

Market Value

Pricing data is obtained from various sources approved by the Board of Trustees (the “Board”). For purposes of calculating the NAV:

Domestic equity holdings are generally valued at the last reported sale price received shortly after the close of the NYSE and do not normally take into account trading, clearances or settlements that take place after the NYSE close.

Foreign equity holdings are generally valued at their last reported sales price on a principal exchange.

Foreign holdings are normally priced using data reflecting the closing of the principal markets or market participants for those holdings, which may be earlier than the NYSE. Quotations of foreign holdings in foreign currencies and those valued using foreign currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Fixed income holdings, including domestic and foreign holdings, are generally valued using the mean between the most recent bid and ask prices provided by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing methods and processes under procedures approved by the Board. If bid and ask prices are not available, holdings may be valued at bid prices or evaluated prices. Pricing data used is generally as of the NYSE close, or, if not available, data reflecting the closing of the principal markets or market participants for those holdings, which may be earlier than the NYSE.

Money market instruments and short-term holdings maturing within 60 days are valued at amortized cost, which approximates market value.

Over the Counter (“OTC”) holdings, including option contracts and other equity holdings, and listed holdings for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from a quotation and/or valuation reporting system, from established market makers, or from broker-dealers. OTC Swap contracts are generally valued by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing methods and processes under the procedures approved by the Board.

Fair Value Under the Procedures Established by the Board

In the event that market quotations are not readily available, (i.e., approved pricing services or dealers do not provide a valuation for a particular holding), the valuations are deemed unreliable or inaccurate, or if events that could materially affect the NAV occur after the close of the principal market for a particular holding but before each portfolio values its assets, the holdings may be valued at their fair value, as determined in good faith pursuant to procedures adopted by and/or methodologies approved by the Board and in accordance with the provisions of the 1940 Act.

As a general principle, the fair value of a holding is the amount which a portfolio might reasonably expect to receive for the holding upon its current sale. In determining the fair value of holdings, a portfolio may consider a variety of factors, including information that becomes known after the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of close of the NYSE. Fair valuations will also be used when events significantly affecting the values of a portfolio’s foreign holdings occur between the close of foreign markets and the close of regular trading on the NYSE; or when, under the Fund’s procedures, the closing price of a foreign holding is deemed unreliable. All of these events could materially affect a portfolio’s NAV.

The Fund has retained a statistical research service to assist in determining the fair value of foreign holdings as approved by the Board. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign holdings. In light of the subjectivity and judgment involved in making fair value determinations, fair value may not be indicative of the particular amount for which the portfolio could obtain upon its current sale of that holding.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) Securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income is recorded on an accrual basis. Interest income includes coupon interest and amortization of premium and discount on debt securities. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method. Investment income is recorded net of foreign

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

taxes withheld where recovery of such taxes is uncertain. The portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The portfolios will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the portfolios invest. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 2G) by a portfolio are amortized over the expected term of each applicable senior loan. Commitment fees received by a portfolio relating to unfunded senior loan commitments are deferred and amortized to income over the period of the commitment. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income on the Statements of Operations when received. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.

C. DISTRIBUTIONS TO SHAREHOLDERS

The portfolios declare and pay dividends on net investment income at least annually, except for the Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Money Market, Short Duration Bond, PD Aggregate Bond Index and PD High Yield Bond Index Portfolios (collectively the “Debt Portfolios”), for which dividends are declared and paid semi-annually. Dividends may be declared less frequently if advantageous to the specific portfolio. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the applicable portfolio.

Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

D. FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, and variation margin received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities and forwards in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or deprecation on foreign currencies in the Statements of Operations.

E. EXPENSE ALLOCATION

General expenses of the Fund are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio.

F. OFFERING COSTS

A new portfolio bears all costs (or the applicable pro-rata share if there is more than one new portfolio) associated with the offering expenses of the portfolio including legal, printing and support services (see Note 3). All such costs are amortized to expense of the new portfolios on a straight-line basis over twelve months from commencement of operations.

G. INVESTMENTS AND RISKS

General Investment Risks

An investment in the Fund represents an indirect investment in the holdings owned by the Fund. The value of these holdings may move up or down, sometimes rapidly and unpredictably. An investment in the Fund at any point in time may be worth more or less than the original investment. Investments in the Fund may be affected by general economic and market conditions, government and political events, investor perceptions, changes in interest rates and market liquidity.

The price of equity holdings changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.

Fixed income (debt) holdings are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on the holdings. A fixed income (debt) holding’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt holdings may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other holdings, and it may be difficult to value these instruments because of a thin secondary market.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of a portfolio’s assets. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a portfolio’s holdings may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those holdings. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.

Each portfolio may not invest in illiquid securities and illiquid bank loans (collectively, “illiquid holdings”) if as a result of such investment, more than 15% (10% for the Money Market Portfolio) of its net assets (taken at market value at the time of such investment) would be invested in illiquid holdings. The term “illiquid holdings” for this purpose means holdings that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the securities. The market value of illiquid holdings held by each portfolio as of December 31, 2009 was less than 15% (10% for the Money Market Portfolio) of its net assets. Illiquid holdings may be difficult to value and difficult to sell, which means a portfolio may not be able to sell such holding quickly for its full value.

Senior Loan Participations and Assignments

Certain portfolios may invest in floating rate senior loans (“Senior Loans”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, cannot be predicted with accuracy, as a result, the actual maturity may be substantially less than the stated maturities. Senior loans are exempt from registration under the 1933 Act, may contain certain restrictions on resale, and cannot be sold publicly. A portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a portfolio purchases a participation of a Senior Loan interest, the portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the borrower directly. When holding a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a portfolio generally has no right to enforce compliance of the terms of the loan agreement. As a result, the portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons interpositioned between the portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2009, no participation interest in Senior Loans was held by each portfolio.

Inflation-Indexed Bonds

Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

Mortgage dollar rolls, principally using To Be Announced (“TBA”) securities, involve a portfolio selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not identical securities at an agreed-upon price on a fixed date in the future. A portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A portfolio must maintain liquid securities having a value not less than the repurchase price

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NOTES TO FINANCIAL STATEMENTS (Continued)

(including accrued interest) for such dollar rolls. The market value of the securities that a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.

Government Sponsored Enterprise Securities

Certain portfolios may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Although chartered and sponsored by Congress, such entities are generally not funded by Congressional appropriations. The debt and mortgage-backed securities issued by these entities are neither guaranteed nor insured by the U.S. Government. As such, securities issued by these entities are typically supported only by the credit of the issuing entity, which depends entirely on its own resources to repay the debt, subject to the risk of default.

However, on September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to those applicable entities and their respective assets. FHFA selected a new chief executive officer and chairman of the board of directors of Fannie Mae and Freddie Mac.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“Purchase Agreements”) with Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each entity. These agreements contain various covenants that severely limit each entity’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each entity’s senior preferred stock and warrants to purchase 79.9% of each entity’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to both Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program expired on December 31, 2009. Fannie Mae and Freddie Mac are continuing to operate while in conservatorship and each remains liable for each of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities.

On May 6, 2009, the U.S. Treasury and FHFA, acting on behalf of Fannie Mae and Freddie Mac in its capacity as Conservator, amended the Purchase Agreements, to among other items: (i) increase the funding available under the Purchase Agreement from $100 billion to $200 billion; (ii) increase the limit on mortgage-related investments portfolio as of December 31, 2009 from $850 billion to $900 billion; and (iii) revise the limit on the aggregate indebtedness and the method of calculating such limit for both Fannie Mae and Freddie Mac.

On December 24, 2009, the Purchase Agreements were amended again to allow the Treasury’s funding commitment to increase from $200 billion to such amount as necessary to accommodate any cumulative reduction in net worth over the next three years. At the conclusion of the three-year period, the remaining commitment will be fully available to be drawn per the terms of the agreements.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Short Sales

Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own. A portfolio’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the portfolio’s short position, resulting in a loss to the portfolio. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities.

The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a portfolio’s exposure to long equity positions. Leverage could magnify gains or losses and, therefore, increase a portfolio’s volatility.

Inverse Floater Structures

Certain portfolios invest in residual certificates issued by tender option bond trusts (“TOB’s”). A TOB is established by a third party sponsor forming a special purpose entity, into which the portfolio, or an agent on behalf of the portfolio, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate trust certificates (“floating rate certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to a portfolio which made the transfer. The transfer of the municipal securities to a TOB is accounted for as secured borrowings. Therefore, the municipal securities deposited into a TOB are presented in the portfolios’ Schedules of Investments and the proceeds from the transaction are reported as floating rate certificates payable of the portfolios. Interest income from the underlying security is recorded by the portfolios on an accrual basis. Interest expense incurred on the floating rate certificates and other expenses related to remarketing, administration and trustee services to a TOB is reported as an expense of the portfolios. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender the floating rate certificates to the TOB for redemption at par at each reset date. The TOB Residuals’ interests held by the portfolios include the right of the portfolios to (i) cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (ii) transfer a corresponding share of the municipal securities from the TOB to the portfolios.

Financial transactions executed through TOB’s generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the portfolios’ investments in TOB Residuals likely will adversely affect the portfolios’ net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the portfolios’ net asset value per share. As of December 31, 2009, none of the portfolios were invested in TOB.

Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Corporation (“S&P”)) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Derivative Instruments

Certain portfolios are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps and credit default swaps (See Note 17 for a detailed discussion on derivative instruments).

H. RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, The FASB issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). Management is currently evaluating the impact the implementation of ASU 2010-06 will have on the Fund’s financial statement disclosures.

3. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN

Pursuant to an Investment Advisory Agreement, Pacific Life Fund Advisors LLC (“PLFA”), serves as Investment Adviser to the Fund and manages the Pacific Dynamix Portfolios directly. PLFA also does business under the name Pacific Asset Management. Pacific Asset

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Management manages the Money Market and High Yield Bond Portfolios. For the other portfolios, with the exception of the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios, PLFA has retained other portfolio management firms to sub-advise the portfolios, as discussed later in this section. PLFA receives advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

Diversified Bond	0.40% of first $4 billion
High Yield Bond	0.38% on excess
Inflation Managed
Managed Bond
Short Duration Bond

Floating Rate Loan	0.75% of first $1 billion
American Funds Growth (1)	0.72% of next $1 billion
American Funds Growth-Income (1)	0.69% of next $2 billion
Small-Cap Equity	0.67% on excess
Small-Cap Value
American Funds Asset Allocation (1)

Money Market	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess

Comstock	0.75% of first $100 million
Focused 30	0.71% of next $900 million
Large-Cap Growth (2)	0.68% of next $3 billion
0.66% on excess

Diversified Research	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Equity	0.45% of first $4 billion
Main Street Core	0.43% on excess
Multi-Strategy

Equity Index	0.05% of first $4 billion
0.03% on excess

Growth LT	0.55% of first $4 billion
0.53% on excess

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

Long/Short Large-Cap (3)	1.00% of the first $4 billion
0.98% on excess

Mid-Cap Equity	0.65% of first $4 billion
International Value	0.63% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Mid-Cap Value	0.70% of first $1 billion
0.65% of next $1 billion
0.60% on excess

Small-Cap Growth	0.60% of first $4 billion
0.58% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

International Small-Cap	0.85% of first $1 billion
0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Health Sciences	0.90% of first $1 billion
Technology	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

Pacific Dynamix – Conservative Growth	0.20%
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth

PD Aggregate Bond Index	0.16% of first $50 million
0.15% of next $50 million
0.14% on excess

PD High Yield Bond Index	0.35% of first $50 million
0.22% of next $50 million
0.14% on excess

PD Large-Cap Growth Index	0.14% of first $300 million
PD Large-Cap Value Index	0.12% on excess
PD Small-Cap Growth Index
PD Small-Cap Value Index

PD International Large-Cap	0.25% of first $100 million
0.20% on excess

PD Emerging Markets	0.60% of first $50 million
0.35% on excess

(1)	PLFA voluntarily agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% until the earlier of April 30, 2010 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to waive its advisory fees after that date.
(2)	Effective October 1, 2009, PLFA voluntarily agreed to waive 0.025% of its advisory fees through April 30, 2011 as long as UBS Global Asset Management (Americas), Inc. remains manager of the portfolio. There is no guarantee that PLFA will continue such wavier after that date.
(3)	PLFA voluntarily agreed to waive 0.12% of its advisory fees through April 30, 2010 as long as Analytic Investors, LLC. and JP Morgan Investment Management, Inc. both remain managers of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

Pursuant to Portfolio Management Agreements as of December 31, 2009, the Fund and PLFA engage various portfolio managers under PLFA’s supervision for thirty-eight of the forty-six portfolios. The following firms serve as sub-advisers for the respective portfolios: Western Asset Management Company for the Diversified Bond Portfolio; Highland Capital Management, L.P. for the Floating Rate Loan Portfolio; Pacific Investment Management Company LLC for the Inflation Managed and Managed Bond Portfolios; Goldman Sachs Asset Management, L.P. for the Short Duration Bond Portfolio; Van Kampen for the Comstock, Mid-Cap Growth, and Real Estate Portfolios; Capital Guardian Trust Company for the Diversified Research and Equity Portfolios; BlackRock Investment Management, LLC for the Equity Index, Small-Cap Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios;

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Janus Capital Management LLC for the Growth LT and Focused 30 Portfolios; UBS Global Asset Management (Americas) Inc. for the Large-Cap Growth Portfolio; ClearBridge Advisors, LLC for the Large-Cap Value Portfolio; Analytic Investors, LLC and J.P. Morgan Investment Management, Inc. (co-sub-advisers) for the Long/Short Large-Cap Portfolio; OppenheimerFunds, Inc. for the Main Street Core, Emerging Markets and Multi-Strategy Portfolios; Lazard Asset Management LLC for the Mid-Cap Equity Portfolio; BlackRock Capital Management, Inc. for the Mid-Cap Value Portfolio; Vaughan Nelson Investment Management, L.P. for the Small-Cap Equity Portfolio; Fred Alger Management, Inc. for the Small-Cap Growth Portfolio; NFJ Investment Group LLC for the Small-Cap Value Portfolio; MFS Investment Management for the International Large-Cap Portfolio; Batterymarch Financial Management, Inc. for the International Small-Cap Portfolio; AllianceBernstein L.P. for the International Value Portfolio; Jennison Associates LLC for the Health Sciences Portfolio; Columbia Management Advisors, LLC for the Technology Portfolio; SSgA Funds Management, Inc. for the PD Aggregate Bond Index and PD High Yield Bond Index Portfolios; and Dimensional Fund Advisors LP for the PD International Large-Cap and PD Emerging Markets Portfolios. PLFA, as Investment Adviser to the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their advisory services provided to the Fund.

Each Feeder Portfolio invests all of its assets in a Master Fund; therefore, PLFA has not retained other management firms to sub-advise the assets of the Feeder Portfolios. PLFA is considered the adviser to the Feeder Portfolios. Capital Research and Management Company (“CRMC”), pursuant to the Investment Advisory and Service Agreements between the Master Funds (See Note 1) and CRMC, serves as the Investment Adviser to the Master Funds. For the year ended December 31, 2009, CRMC received 0.33%, 0.28% and 0.31% of advisory fees based on an annual percentage of the average daily net assets of each fund from the Growth, Growth-Income and Asset Allocation Funds, respectively, of the Master Funds. PLFA serves as the Investment Adviser for the Feeder Portfolios.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Funds securities lending program, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares.

The Distributor receives from the Fund a service fee of 0.20% based on an annual percentage of average daily net assets of each portfolio, except with respect to the PD Underlying Portfolios, for shareholder servicing activities. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Fund, or the variable annuity and variable life insurance contract owners who use the Fund as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund; answering shareholder questions regarding the Fund, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

4. TRUSTEE COMPENSATION AND RETIREMENT PLAN

The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.

Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio that are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation or depreciation of the independent trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation. In addition, the Fund maintains a retirement plan for three former independent trustees and the retirement benefit obligations were fully accrued as of December 31, 2005. There is no retirement plan for current independent trustees. During the year ended December 31, 2009, the Fund paid $128,049 and $165,000 of deferred compensation and retirement benefits, respectively, to resigned and/or retired independent trustees. As of December 31, 2009, the total deferred trustee compensation liability for both current and retired independent trustees was $270,574 and the accrued retirement benefit obligations was $165,000.

5. EXPENSE REDUCTIONS

To help limit fund expenses, PLFA, has contractually agreed to reimburse each portfolio (other than the Pacific Dynamix and PD Underlying Portfolios), for its operating expenses (including organizational expenses, but not including advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ (including Master Funds’) fees and expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the independent trustees) that exceed an annual rate of 0.10% of a

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

portfolio’s average daily net assets for all portfolios through April 30, 2010. In the case of the Pacific Dynamix and PD Underlying Portfolios, PLFA has contractually agreed to reimburse each portfolio through April 30, 2010 to the extent the total net operating expenses (including advisory fees, service fees and organizational expenses, but not including extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of each portfolio’s business of a Pacific Dynamix or PD Underlying Portfolio) exceeds the annualized expense ratios as follows: 0.65% for the Pacific Dynamix Portfolios (which includes the proportionate share of fees and expenses of the PD Underlying Portfolios); 0.17% for the PD Aggregate Bond Index, PD Large-Cap Growth Index, and PD Large-Cap Value Index Portfolios; 0.34% for the PD High Yield Bond Index Portfolio; 0.21% for the PD Small-Cap Growth and PD Small-Cap Value Index Portfolios; 0.30% for the PD International Large-Cap Portfolio; and 0.97% for the PD Emerging Markets Portfolio.

There is no guarantee that PLFA will continue to cap expenses after April 30, 2010. Any portion of such reimbursement is subject to recoupment by PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolio, but not above the expense cap. All reimbursements made prior to January 1, 2009 have been fully recouped as of December 31, 2008. For the year ended December 31, 2009, PLFA reimbursed to and/or recouped from the following portfolios under the expense limitation agreement:

	Investment	Investment
	Adviser Expense	Adviser Expense
Portfolio	Reimbursements	Recoupment
Mid-Cap Value	$16,021	$16,021
American Funds Asset Allocation	4,654	4,654
Multi-Strategy	19,125	-
Pacific Dynamix – Conservative Growth	36,327	-
Pacific Dynamix – Moderate Growth	42,084	-
Pacific Dynamix – Growth	42,677	-
PD Aggregate Bond Index	32,594	-
PD High Yield Bond Index	36,830	-
PD Large-Cap Growth Index	33,861	-
PD Large-Cap Value Index	33,209	-
PD Small-Cap Growth Index	28,127	-
PD Small-Cap Value Index	32,402	-
PD International Large-Cap	36,554	-
PD Emerging Markets	787	152

The Fund had also entered into an arrangement with its custodian whereby credits were realized as a result of uninvested cash balances.

The adviser expense reimbursement, recoupment of adviser’s reimbursement, and custodian credits, if any, are presented in the Statements of Operations.

6. RECAPTURED COMMISSIONS

The Fund may from time to time enter into directed brokerage agreements that may generate credits, cash or other compensation (“recaptured commissions”). Recaptured commissions are recorded as realized gains and are reflected on the Statements of Operations. For the year ended December 31, 2009, the total recaptured commissions received by each portfolio through directed brokerage transactions were as follows:

Diversified Research	$24,790
Equity	6,234
Focused 30	5,685
Growth LT	79,471
Large-Cap Growth	170,286
Large-Cap Value	131,822
Long/Short Large-Cap	33,222
Mid-Cap Equity	736,546
Small-Cap Equity	46,051
Small-Cap Growth	745,042
Small-Cap Value	118,242
International Small-Cap	15,190
International Value	4,622
Health Sciences	10,324
Technology	2,211

The recaptured commissions program was discontinued after January 31, 2010.

7. TRANSACTIONS WITH AFFILIATES

The Fund has incurred $223,912,971 of investment advisory fees (after advisory fee waivers of $9,601,529, Note 3), $86,346,642 of service fees to the Distributor, and $3,496,008 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, Note 3) for the year ended December 31, 2009. As of December 31, 2009, $21,948,289, $818,858, and $1,063,533, respectively, remained payable.

As of December 31, 2009, the American Funds Growth and American Funds Growth-Income Portfolios owned more than 5% of the outstanding voting shares of the Growth and Growth-Income Master Funds, respectively (see Note 1) and each of the Pacific Dynamix Portfolios owned shares in each of the affiliated applicable PD Underlying Portfolios. A summary of transactions for the year ended December 31, 2009 were as follows:

			Distributions		Net	Change in	December 31, 2009
	Market Value	Purchase	Received and	Sales	Realized	Unrealized	Market	Share
Portfolio/Master Fund	12/31/08	Cost (1)	Reinvested (2)	Proceeds	Gain (3)	Appreciation	Value	Balance
American Funds Growth
American Funds Insurance Series® Growth Fund – Class 1	$1,186,565,197	$52,218,821	$6,985,587	$616,026,179	($392,729,620)	$691,262,398	$928,276,204	19,984,418

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

			Distributions		Net	Change in	December 31, 2009
	Market Value	Purchase	Received and	Sales	Realized	Unrealized	Market	Share
Portfolio/Master Fund	12/31/08	Cost (1)	Reinvested (2)	Proceeds	Gain (3)	Appreciation	Value	Balance
American Funds Growth–Income
American Funds Insurance Series® Growth–Income Fund – Class 1	$1,159,527,750	$56,680,566	$23,713,305	$81,770,106	($30,676,844)	$369,515,494	$1,496,990,165	47,772,439

			Distributions		Net	Change in	December 31, 2009
	Market Value	Purchase	Received and	Sales	Realized	Unrealized	Market	Share
Portfolio/PD Underlying Portfolio	5/1/09 (4)	Cost (1)	Reinvested (2)	Proceeds	Gain (3)	Appreciation	Value	Balance
Pacific Dynamix – Conservative Growth
PD Aggregate Bond Index	$-	$22,994,733	$292,574	$1,038,433	$107,560	$40,266	$22,396,700	2,189,490
PD High Yield Bond Index	-	1,994,342	101,202	94,403	19,616	112,238	2,132,995	188,737
PD Large-Cap Growth Index	-	4,231,060	30,545	207,687	67,616	594,737	4,716,271	370,001
PD Large-Cap Value Index	-	5,400,799	54,614	264,329	104,566	643,102	5,938,752	470,432
PD Small-Cap Growth Index	-	817,514	2,431	37,761	18,635	101,239	902,058	71,248
PD Small-Cap Value Index	-	1,208,556	13,269	56,642	23,924	152,818	1,341,925	106,067
PD International Large-Cap	-	3,855,651	30,440	188,807	61,093	458,852	4,217,229	324,213

Total	$-	$40,502,655	$525,075	$1,888,062	$403,010	$2,103,252	$41,645,930	3,720,188

			Distributions		Net	Change in	December 31, 2009
	Market Value	Purchase	Received and	Sales	Realized	Unrealized	Market	Share
Portfolio/PD Underlying Portfolio	5/1/09 (4)	Cost (1)	Reinvested (2)	Proceeds	Gain (3)	Appreciation	Value	Balance
Pacific Dynamix – Moderate Growth
PD Aggregate Bond Index	$-	$24,207,822	$318,506	$134,484	$78,573	$88,289	$24,558,706	2,400,846
PD High Yield Bond Index	-	2,577,059	134,946	23,310	12,816	152,325	2,853,836	252,521
PD Large-Cap Growth Index	-	10,531,935	78,221	99,067	91,684	1,531,092	12,133,865	951,925
PD Large-Cap Value Index	-	12,506,562	129,465	116,550	142,401	1,496,487	14,158,365	1,121,541
PD Small-Cap Growth Index	-	1,993,783	6,067	17,482	31,541	254,209	2,268,118	179,145
PD Small-Cap Value Index	-	2,623,399	29,437	23,310	32,208	338,532	3,000,266	237,143
PD International Large-Cap	-	8,153,107	65,652	75,757	53,899	958,228	9,155,129	703,830
PD Emerging Markets	-	1,791,064	15,790	17,482	7,579	350,536	2,147,487	151,103

Total	$-	$64,384,731	$778,084	$507,442	$450,701	$5,169,698	$70,275,772	5,998,054

			Distributions		Net	Change in	December 31, 2009
	Market Value	Purchase	Received and	Sales	Realized	Unrealized	Market	Share
Portfolio/PD Underlying Portfolio	5/1/09 (4)	Cost (1)	Reinvested (2)	Proceeds	Gain (3)	Appreciation	Value	Balance
Pacific Dynamix – Growth
PD Aggregate Bond Index	$-	$10,692,814	$132,769	$773,501	$61,661	$63,757	$10,177,500	994,947
PD Large-Cap Growth Index	-	10,729,895	73,559	1,133,733	230,814	1,468,444	11,368,979	891,918
PD Large-Cap Value Index	-	12,237,749	117,821	1,295,695	317,418	1,446,061	12,823,354	1,015,790
PD Small-Cap Growth Index	-	3,214,152	9,115	323,923	92,865	392,739	3,384,948	267,357
PD Small-Cap Value Index	-	3,677,216	38,686	377,911	97,846	480,139	3,915,976	309,521
PD International Large-Cap	-	9,160,193	68,597	971,771	225,383	1,031,183	9,513,585	731,387
PD Emerging Markets	-	1,958,128	16,033	215,949	52,871	361,480	2,172,563	152,868

Total	$-	$51,670,147	$456,580	$5,092,483	$1,078,858	$5,243,803	$53,356,905	4,363,788

(1) Purchased cost excludes distributions received and reinvested.
(2) Distributions received includes distributions from net investment income, if any.
(3) Net realized gain includes distributions from capital gains, if any.
(4) Commenced operations on May 1, 2009.

The Distributor paid to AFD, the principal underwriter of the American Funds Insurance Series (See Note 1), a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments up to $1.5 billion, 0.14% on next $1.5 billion, and 0.10% on excess over $3 billion made under variable insurance and annuity products issued or administered by Pacific Life and PL&A through investments by the Feeder Portfolios in the Master Funds. For the year ended December 31, 2009, the Distributor incurred $297,352 of marketing expense allowance to AFD, of which $67,821 remained payable as of December 31, 2009.

Certain officers and directors of Pacific Life and PLFA are also officers and trustees of the Fund.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

8. SECURITIES LENDING

Certain portfolios may lend securities to certain brokers, dealers and other financial institutions in order to earn additional income. The borrowers pay the portfolio’s negotiated lenders’ fees and the portfolios receive cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities will at all times be required to post cash collateral to the portfolios in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, a portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

On June 8, 2009, the Fund and State Street Bank and Trust Company (“State Street”) entered into an agreement whereby State Street would provide securities lending services to the Fund. On July 31, 2009, the Fund completed transitioning its securities lending program to State Street. Prior to that time, The Bank of New York Mellon (“BNY Mellon”) provided securities lending services to the Fund.

Prior to the transition to State Street, the portfolios which engaged in the securities lending program held, as collateral for outstanding loans, units of the Mellon GSL DBT II Collateral Fund (“Mellon Collateral Fund”) and the Mellon GSL Reinvestment Trust II (“Mellon Reinvestment Trust”), which was formed to receive one of the holdings of the Mellon Collateral Fund, a defaulted debt obligation. On April 17, 2009, the assets of the Mellon Collateral Fund with maturities of more than one day (the “Term Assets”) were transferred in-kind to a newly formed series of the Mellon Trust called BNY Mellon SL DBT II Liquidating Fund (“Mellon Liquidating Fund”). The assets of the Mellon Collateral Fund with maturities of less than or equal to one day and cash remained in the Mellon Collateral Fund. As assets in the Mellon Liquidating Fund matured or were sold, the proceeds were invested in the Mellon Collateral Fund or otherwise distributed proportionately to the Participants.

In connection with the transition of the securities lending program to State Street, investments in the Mellon Collateral Fund were redeemed in cash and transferred to the newly-organized State Street Navigator Securities Lending Trust – PSF Portfolio (“PSF Navigator Fund”), a series of the State Street Navigator Securities Lending Trust; Investments in the Mellon Liquidating Fund and the Mellon Reinvestment Trust were redeemed in-kind and the assets were transferred to the newly-organized Pacific Select Liquidating Trust (“PSF Liquidating Trust”) and the Pacific Select Sigma Liquidating Trust (“Sigma Liquidating Trust”), respectively. As the assets in the PSF Liquidating Trust and the Sigma Liquidating Trust mature or are liquidated, it is intended that the proceeds will be invested in the PSF Navigator Fund.

Each portfolio of the Fund that participates in the Fund’s securities lending program is subject to all of the risks associated with securities lending and all of the investment risks associated with the holding and investment of collateral, including, but not limited to, principal loss and interest rate, credit, and liquidity risks. Each portfolio retains beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Accordingly, the portfolio managers will not generally vote proxies for securities out on loan; although each portfolio manager has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Fund or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Reinvestment of cash collateral received for securities lending transactions in the PSF Navigator Fund, PSF Liquidating Trust and Sigma Liquidating Trust are presented in the portfolio’s Schedule of Investments. The related amount payable on return of the securities on loan, where cash collateral is received, is reflected as a liability in the Statements of Assets and Liabilities. Income generated from securities lending is presented in the Statements of Operations. When the fair value of the Fund’s units in the reinvestment of cash collateral was less than the cash collateral received, resulting in net unrealized depreciation, the Fund had a net liability payable to the securities lending agent. The net unrealized appreciation or depreciation for each applicable portfolio resulting from those fair valuations is included with the change in net unrealized appreciation or depreciation on investment securities and forwards in the Statements of Operations. The market values of securities loaned by the applicable portfolios, cost of collateral reinvestments for securities on loan, fair value of collateral reinvestments for securities on loan, and the net unrealized appreciation on collateral reinvestments for securities on loan as of December 31, 2009 and the net realized loss resulting from in-kind transfer for the year ended December 31, 2009, are reflected as follows:

				Net Unrealized
				Appreciation on
	Market	Cost of	Fair Value of	Collateral	Net Realized
	Value	Collateral	Collateral	Reinvestments	Loss Resulting
	of Securities	Reinvestments for	Reinvestments for	for Securities on	from In-Kind
Portfolio	on Loan	Securities on Loan (1)	Securities on Loan	Loan	Transfer (1)
Diversified Bond	$259,662,268	$253,832,128	$257,842,733	$4,010,605	($14,356,022)
High Yield Bond	73,568,559	73,231,838	73,844,244	612,406	(2,291,994)
Managed Bond	355,336,858	348,126,272	352,710,823	4,584,551	(17,921,427)
Short Duration Bond	110,240,640	103,911,881	106,331,686	2,419,805	(10,244,714)
Comstock	58,511,742	58,665,900	59,104,905	439,005	(2,033,336)
Diversified Research	23,438,593	21,560,265	21,935,577	375,312	(2,922,375)
Equity	14,861,984	14,702,413	14,886,894	184,481	(808,091)
Equity Index	71,358,415	70,146,009	71,089,373	943,364	(4,489,105)
Focused 30	16,490,318	15,105,141	15,305,339	200,198	(2,040,552)
Growth LT	55,160,821	54,161,250	54,641,627	480,377	(3,014,992)
Large-Cap Growth	56,007,521	56,010,729	56,683,940	673,211	(2,193,027)
Large-Cap Value	46,174,992	45,186,247	45,456,022	269,775	(2,599,506)
Main Street Core	34,316,504	32,524,172	33,158,270	634,098	(3,389,219)

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

				Net Unrealized
				Appreciation on
	Market	Cost of	Fair Value of	Collateral	Net Realized
	Value	Collateral	Collateral	Reinvestments	Loss Resulting
	of Securities	Reinvestments for	Reinvestments for	for Securities on	from In-Kind
Portfolio	on Loan	Securities on Loan (1)	Securities on Loan	Loan	Transfer (1)
Mid-Cap Equity	$89,548,993	$81,566,989	$82,830,440	$1,263,451	($11,635,264)
Mid-Cap Growth	125,956,759	124,634,925	126,204,841	1,569,916	(6,162,554)
Small-Cap Equity	44,347,741	42,959,509	43,557,345	597,836	(3,565,824)
Small-Cap Growth	86,190,252	84,444,459	85,424,794	980,335	(5,480,728)
Small-Cap Index	52,370,134	50,411,515	51,122,054	710,539	(4,679,601)
Small-Cap Value	47,497,103	45,397,595	45,929,087	531,492	(4,108,541)
Emerging Markets	38,938,819	38,083,991	38,574,586	490,595	(2,093,390)
International Large-Cap	40,853,542	41,006,380	41,810,113	803,733	(2,280,582)
International Small-Cap	22,706,533	23,129,259	23,366,356	237,097	(991,809)
International Value	58,455,453	58,275,338	59,331,278	1,055,940	(3,881,982)
Health Sciences	18,988,711	19,020,454	19,204,650	184,196	(743,097)
Real Estate	46,222,669	42,881,888	43,934,900	1,053,012	(5,742,953)
Technology	6,940,906	6,944,419	7,005,933	61,514	(306,787)
Multi-Strategy	5,004,559	4,723,658	4,774,055	50,397	(490,486)

(1)	The cost of collateral reinvestments for securities on loan has been reduced by the net realized loss that resulted from the in-kind transfer of the Mellon Liquidating Fund and Mellon Reinvestment Trust to the PSF Liquidating Trust and Sigma Liquidating Trust, respectively. The original cost of the collateral reinvestments represents the amount payable upon return of securities loaned as presented in the Statements of Assets and Liabilities.

9. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. Effective September 4, 2009, the interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. Prior to September 4, 2009 the interest rate on the borrowing was the Federal funds rate plus 0.50%. As of December 31, 2009, the actual effective interest rate on borrowing by the Fund was 1.42%. Effective September 4, 2009, the Fund pays the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount up to a maximum of $112,500 annually. Prior to September 4, 2009, the Fund paid the Bank a commitment fee equal to 0.11% per annum on the daily unused portion of the committed line up to a maximum of $82,500 annually. The committed line of credit will expire on September 3, 2010, unless renewed. The commitment fees and interest incurred by the Fund are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. As of December 31, 2009, the International Large-Cap Portfolio had an outstanding loan in the amount of $1,892,050. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2009 for each applicable portfolio were as follows:

	Weighted	Average
	Average	Dollar Amount
Portfolio	Interest Rate	of Borrowing
High Yield Bond	0.73%	$6,340,230
Short Duration Bond	0.80%	3,257,257
Focused 30	0.76%	667,411
Large-Cap Growth	1.32%	243,145
Long/Short Large Cap	1.32%	517,378
Mid-Cap Equity	0.76%	25,607,661
Small-Cap Index	1.43%	2,983,063
Small-Cap Value	0.74%	492,692
International Large-Cap	1.42%	1,450,027
International Small-Cap	1.44%	506,108
International Value	0.74%	8,453,550
Technology	0.98%	179,003
PD Large-Cap Growth Index	1.46%	172,790
PD Large-Cap Value Index	1.44%	291,818
PD Small-Cap Growth Index	1.45%	119,770
PD Small-Cap Value Index	1.46%	35,836
PD International Large-Cap	1.45%	189,645
PD Emerging Markets	1.46%	31,635

11. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments are marked to market daily and valued according to the Fund’s valuation policies and procedures. Any applicable unrealized gain/loss and unrealized appreciation/depreciation on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Pursuant to the terms of certain of the Senior Loan agreements (Note 2G), the Floating Rate Loan Portfolio had unfunded loan commitments of $383,056 as of December 31, 2009 (see details in Notes to Schedule of Investments). The net unrealized appreciation on these commitments as of December 31, 2009 is included as an asset in the Statements of Assets and Liabilities.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

12. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities (excluding short-term investments, and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2009, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Diversified Bond	$10,436,767,983	$10,678,978,306
Inflation Managed	39,543,253,051	41,650,244,674
Managed Bond	45,589,046,643	49,769,712,214
Short Duration Bond	1,598,808,728	1,602,307,708
Long/Short Large-Cap	1,979,011	1,330,000
Multi-Strategy	441,583,216	444,526,076
PD Aggregate Bond Index	204,100,976	155,104,995

	Other Securities
Portfolio	Purchases	Sales
Diversified Bond	$554,298,516	$569,346,612
Floating Rate Loan	773,903,373	492,967,704
High Yield Bond	1,350,550,195	1,079,210,568
Inflation Managed	1,979,936,567	1,791,310,190
Managed Bond	843,380,290	1,149,099,251
Short Duration Bond	1,087,849,574	1,034,720,021
American Funds Growth	60,348,868	616,026,179
American Funds Growth-Income	81,199,003	81,770,106
Comstock	734,128,465	592,698,002
Diversified Research	286,821,388	577,102,422
Equity	62,781,818	76,907,434
Equity Index	1,438,856,813	134,147,752
Focused 30	79,622,576	325,982,297
Growth LT	791,483,576	825,867,954
Large-Cap Growth	1,534,713,645	1,101,344,422
Large-Cap Value	1,293,758,370	515,438,798
Long/Short Large-Cap	2,829,709,249	2,101,523,895
Main Street Core	1,548,772,881	1,937,916,604
Mid-Cap Equity	1,383,204,383	2,711,088,926
Mid-Cap Growth	534,154,341	336,646,271
Mid-Cap Value	1,625,319,972	813,102,283
Small-Cap Equity	470,803,460	527,377,583
Small-Cap Growth	458,338,188	601,184,173
Small-Cap Index	75,100,417	123,152,010
Small-Cap Value	266,159,587	173,082,324
Emerging Markets	613,165,239	729,161,735
International Large-Cap	372,771,333	467,070,606
International Small-Cap	1,006,279,423	914,955,386
International Value	917,652,210	1,430,468,978
Health Sciences	46,412,648	59,685,801
Real Estate	157,301,363	140,798,504
Technology	152,850,658	140,938,134
American Funds Asset Allocation	143,219,648	19,549,334
Multi-Strategy	107,522,724	163,634,810
Pacific Dynamix – Conservative Growth	41,227,650	1,888,062
Pacific Dynamix – Moderate Growth	65,547,112	507,442
Pacific Dynamix – Growth	52,467,301	5,092,483
PD Aggregate Bond Index	18,844,439	674,763
PD High Yield Bond Index	33,160,411	9,170,451
PD Large-Cap Growth Index	40,697,477	15,749,155
PD Large-Cap Value Index	48,038,602	19,373,780
PD Small-Cap Growth Index	16,147,351	6,423,725
PD Small-Cap Value Index	18,315,270	7,372,742
PD International Large-Cap	22,205,655	976,786
PD Emerging Markets	14,119,471	1,193,462

13. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS

The tax character of distributions paid during the year ended December 31, 2009, were as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions
Diversified Bond	$69,016,601	$-	$69,016,601
Floating Rate Loan	39,668,268	-	39,668,268
High Yield Bond	77,391,294	-	77,391,294
Inflation Managed	233,568,262	90,093,852	323,662,114
Managed Bond	478,705,498	128,883,731	607,589,229
Money Market	3,426,909	-	3,426,909
Short Duration Bond	41,996,913	-	41,996,913
American Funds Growth	22,163,099	176,208,234	198,371,333
American Funds Growth-Income	26,991,663	122,383,220	149,374,883
Comstock	25,493,984	-	25,493,984
Diversified Research	7,270,107	-	7,270,107
Equity	1,218,955	-	1,218,955
Equity Index	56,950,952	-	56,950,952
Growth LT	14,793,409	-	14,793,409
Large-Cap Growth	659,344	-	659,344
Large-Cap Value	58,765,885	-	58,765,885
Long/Short Large-Cap	9,833,662	-	9,833,662
Main Street Core	17,979,110	-	17,979,110
Mid-Cap Equity	19,164,424	-	19,164,424
Mid-Cap Growth	4,782,517	-	4,782,517
Mid-Cap Value	85,066,262	-	85,066,262
Small-Cap Equity	4,511,027	-	4,511,027
Small-Cap Index	4,785,436	27,468,715	32,254,151
Small-Cap Value	14,568,133	-	14,568,133
Emerging Markets	12,465,327	220,368,925	232,834,252
International Large-Cap	35,546,706	-	35,546,706
International Small-Cap	10,806,953	-	10,806,953
International Value	41,772,856	-	41,772,856
Health Sciences	96,156	-	96,156
Real Estate	10,134,936	4,596,624	14,731,560
American Funds Asset Allocation	2,313,064	-	2,313,064
Multi-Strategy	10,738,680	-	10,738,680
Pacific Dynamix – Conservative Growth	851,190	-	851,190
Pacific Dynamix – Moderate Growth	1,111,312	-	1,111,312
Pacific Dynamix – Growth	1,439,088	-	1,439,088
PD Aggregate Bond Index	1,086,143	-	1,086,143
PD High Yield Bond Index	1,551,477	-	1,551,477
PD Large-Cap Growth Index	375,581	-	375,581
PD Large-Cap Value Index	589,486	-	589,486
PD Small-Cap Growth Index	183,132	-	183,132
PD Small-Cap Value Index	256,216	-	256,216
PD International Large-Cap	284,889	-	284,889
PD Emerging Markets	161,579	-	161,579

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the year ended December 31, 2008, were as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions
Diversified Bond	$77,968,176	$-	$77,968,176
Floating Rate Loan	56,938,410	-	56,938,410
High Yield Bond	63,740,649	-	63,740,649
Inflation Managed	153,447,983	-	153,447,983
Managed Bond	210,209,256	46,152,084	256,361,340
Money Market	29,154,306	-	29,154,306
Short Duration Bond	62,990,082	-	62,990,082
American Funds Growth	16,116,528	253,193,296	269,309,824
American Funds Growth-Income	27,375,194	62,978,276	90,353,470
Comstock	58,357,791	87,616,404	145,974,195
Diversified Research	31,185,437	140,861,492	172,046,929
Equity	4,683,448	24,424,306	29,107,754
Equity Index	47,640,355	109,182,834	156,823,189
Focused 30	2,255,714	40,562,123	42,817,837
Growth LT	28,821,896	234,775,827	263,597,723
Large-Cap Growth	103,113,888	84,530,367	187,644,255
Large-Cap Value	53,725,612	106,205,898	159,931,510
Long/Short Large-Cap	5,590,000	-	5,590,000
Main Street Core	112,867,717	158,845,370	271,713,087
Mid-Cap Equity	256,520,763	399,945,556	656,466,319
Mid-Cap Growth	41,272,979	88,492,211	129,765,190
Small-Cap Equity	9,927,747	7,965,542	17,893,289
Small-Cap Growth	12,993,941	67,368,497	80,362,438
Small-Cap Index	15,205,052	56,594,863	71,799,915
Small-Cap Value	26,096,395	51,324,956	77,421,351
Emerging Markets	79,370,642	246,552,483	325,923,125
International Large-Cap	129,898,033	598,511,416	728,409,449
International Small-Cap	18,427,040	-	18,427,040
International Value	149,493,621	113,105,907	262,599,528
Health Sciences	9,030,904	7,377,186	16,408,090
Real Estate	54,779,290	181,393,908	236,173,198
Technology	13,014,852	5,199,683	18,214,535
Multi-Strategy	509,971	24,690,385	25,200,356

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows (only applicable to portfolios elected to be treated as a regulated investment company (“RIC”) for Federal income tax purposes (See Note 14):

	Accumulated
	Capital	Undistributed	Undistributed	Unrealized
	and	Ordinary	Long-term	Appreciation
Portfolio	Other Losses	Income	Capital Gains	(Depreciation)
Diversified Bond	($111,577,101)	$8,560,806	$-	($16,783,585)
Floating Rate Loan	(153,613,057)	8,331,197	-	(73,570,891)
High Yield Bond	(199,647,484)	6,327,114	-	74,170,520
Inflation Managed	(73,197,348)	35,179,814	-	(83,570,608)
Managed Bond	(58,036,676)	61,088,419	-	65,776,509
Money Market	(11,117)	51,029	-	-
Short Duration Bond	(124,279,596)	2,561,715	-	1,270,939
Emerging Markets	(195,284,321)	10,213,480	-	404,021,962
International Large-Cap	(224,571,551)	3,770,030	-	31,835,270
International Small-Cap	(367,572,015)	15,932,550	-	89,277,661
International Value	(1,137,450,183)	21,309,618	-	(162,175,902)

The components of the accumulated capital and other losses as of December 31, 2009, are summarized in Note 14.

14. FEDERAL INCOME TAX INFORMATION

The Fund currently intends that each portfolio (i) will qualify each year as a RIC under Subchapter M of the Internal Revenue Code (the “Code”), or (ii) will be treated as a partnership for Federal income tax purposes only. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for Federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. All portfolios except for the Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Money Market, Short Duration Bond, Emerging Markets, International Large-Cap, International Small-Cap and International Value Portfolios, elected to be taxed as a partnership (instead of a RIC).

Each of the portfolios electing to be taxed as a RIC declared and paid sufficient dividends on net investment income and capital gains distributions during 2009 to qualify as a RIC, and are not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (See Note 2C). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.

Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2009 are available to offset future realized capital gains and thereby reduce future capital gain distributions for RIC portfolios. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers, post-October capital losses, and post-

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

October foreign currency losses, if any, will expire for those portfolios which elected to be taxed as a partnership. The net capital loss carryovers, and the post-October capital and foreign currency losses deferred as of December 31, 2009, are presented in the following table:

	Net Capital							Post-October	Accumulated
	Loss	Net Capital Loss Carryover Expiring in						Capital Loss	Capital and
Portfolio	Carryover	2012 and Prior	2013	2014	2015	2016	2017	Deferral	Other Losses
Diversified Bond	($111,577,101)	$-	$-	$-	($21,070,010)	($83,711,897)	($6,795,194)	$-	($111,577,101)
Floating Rate Loan	(153,520,431)	-	-	-	(2,052,031)	(33,649,381)	(117,819,019)	(92,626)	(153,613,057)
High Yield Bond (1)	(193,682,228)	(79,107,851)	-	-	-	(46,856,393)	(67,717,984)	(5,965,256)	(199,647,484)
Inflation Managed	(37,534,378)	-	-	-	-	-	(37,534,378)	(35,662,970)	(73,197,348)
Managed Bond	(58,036,676)	-	-	-	-	-	(58,036,676)	-	(58,036,676)
Money Market	(11,117)	-	-	(170)	(1,501)	(635)	(8,811)	-	(11,117)
Short Duration Bond	(114,379,270)	(4,618,657)	(14,086,485)	(11,664,072)	-	-	(84,010,056)	(9,900,326)	(124,279,596)
Emerging Markets	(192,418,476)	-	-	-	-	-	(192,418,476)	(2,865,845)	(195,284,321)
International Large-Cap	(218,712,782)	-	-	-	-	(71,247,531)	(147,465,251)	(5,858,769)	(224,571,551)
International Small-Cap	(366,322,981)	-	-	(10,300,983)	-	(134,033,126)	(221,988,872)	(1,249,034)	(367,572,015)
International Value	(1,126,491,684)	-	-	-	-	(177,748,089)	(948,743,595)	(10,958,499)	(1,137,450,183)

(1) The net capital loss carryover for 2012 and prior includes $64,602,916 and $14,504,935 net capital loss carryover expiring in 2010 and 2011, respectively.

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and deprecation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2009, were as follows:

				Net	Net
		Gross	Gross	Unrealized	Unrealized	Net
	Total Cost of	Unrealized	Unrealized	Appreciation	Appreciation	Unrealized
	Investments on	Appreciation	Depreciation	(Depreciation)	(Depreciation)	Appreciation
Portfolio	Tax Basis	on Investments	on Investments	on Investments	on Other (1)	(Depreciation)
Diversified Bond	$2,784,496,898	$76,099,799	($101,230,918)	($25,131,119)	$8,347,534	($16,783,585)
Floating Rate Loan	1,086,701,323	17,220,956	(90,806,771)	(73,585,815)	14,924	(73,570,891)
High Yield Bond	1,120,463,226	88,273,827	(14,103,307)	74,170,520	-	74,170,520
Inflation Managed	6,267,771,525	52,585,829	(133,721,565)	(81,135,736)	(2,434,872)	(83,570,608)
Managed Bond	5,367,178,312	194,087,159	(192,530,546)	1,556,613	64,219,896	65,776,509
Money Market	1,176,966,398	-	-	-	-	-
Short Duration Bond	1,549,818,634	25,912,122	(25,175,118)	737,004	533,935	1,270,939
American Funds Growth	1,151,248,031	48,567,770	(271,539,597)	(222,971,827)	-	(222,971,827)
American Funds Growth-Income	1,936,269,360	29,462,899	(468,742,094)	(439,279,195)	-	(439,279,195)
Comstock	2,040,627,602	198,461,634	(73,468,233)	124,993,401	-	124,993,401
Diversified Research	452,604,215	71,268,036	(16,413,420)	54,854,616	-	54,854,616
Equity	146,786,577	20,404,267	(4,824,301)	15,579,966	-	15,579,966
Equity Index	3,942,013,023	334,453,231	(435,186,402)	(100,733,171)	182,665	(100,550,506)
Focused 30	187,896,498	24,921,391	(15,383,794)	9,537,597	4,826	9,542,423
Growth LT	1,442,016,805	264,341,325	(48,992,151)	215,349,174	3,686,002	219,035,176
Large-Cap Growth	1,077,634,526	292,160,659	(2,359,905)	289,800,754	-	289,800,754
Large-Cap Value	3,190,867,008	252,371,450	(120,670,545)	131,700,905	26,988	131,727,893
Long/Short Large-Cap	1,620,954,597	244,220,892	(10,434,087)	233,786,805	(43,139,144)	190,647,661
Main Street Core	1,164,664,680	201,561,243	(7,819,721)	193,741,522	-	193,741,522
Mid-Cap Equity	1,666,163,997	377,591,151	(26,442,684)	351,148,467	-	351,148,467
Mid-Cap Growth	1,234,573,104	184,406,031	(114,512,187)	69,893,844	563	69,894,407
Mid-Cap Value	924,763,903	163,413,965	(8,469,475)	154,944,490	-	154,944,490
Small-Cap Equity	657,184,125	110,419,407	(13,806,178)	96,613,229	-	96,613,229
Small-Cap Growth	606,235,551	106,615,246	(15,964,771)	90,650,475	-	90,650,475
Small-Cap Index	628,741,608	40,678,600	(150,263,573)	(109,584,973)	201,523	(109,383,450)
Small-Cap Value	672,508,583	85,031,289	(26,844,518)	58,186,771	-	58,186,771
Emerging Markets	1,365,974,246	446,706,411	(40,474,306)	406,232,105	(2,210,143)	404,021,962
International Large-Cap	2,599,089,588	271,657,954	(239,813,059)	31,844,895	(9,625)	31,835,270
International Small-Cap	817,589,222	140,667,268	(51,317,573)	89,349,695	(72,034)	89,277,661
International Value	2,287,640,412	188,973,302	(351,633,980)	(162,660,678)	484,776	(162,175,902)
Health Sciences	94,774,729	15,799,182	(686,832)	15,112,350	-	15,112,350
Real Estate	709,744,103	28,315,473	(82,836,897)	(54,521,424)	(8)	(54,521,432)
Technology	74,658,720	13,776,120	(196,943)	13,579,177	(19,236)	13,559,941
American Funds Asset Allocation	125,193,088	14,013,293	-	14,013,293	-	14,013,293
Multi-Strategy	232,395,288	20,860,979	(17,122,868)	3,738,111	(317,055)	3,421,056
Pacific Dynamix - Conservative Growth	39,542,678	2,103,252	-	2,103,252	-	2,103,252
Pacific Dynamix - Moderate Growth	65,106,074	5,169,698	-	5,169,698	-	5,169,698
Pacific Dynamix - Growth	48,113,102	5,243,803	-	5,243,803	-	5,243,803
PD Aggregate Bond Index	74,710,642	881,333	(411,709)	469,624	-	469,624
PD High Yield Bond Index	24,834,026	2,670,835	(5,043)	2,665,792	-	2,665,792
PD Large-Cap Growth Index	25,515,193	4,083,379	(114,918)	3,968,461	-	3,968,461
PD Large-Cap Value Index	29,410,543	4,018,242	(182,467)	3,835,775	-	3,835,775
PD Small-Cap Growth Index	10,044,034	2,135,649	(289,806)	1,845,843	-	1,845,843
PD Small-Cap Value Index	11,321,935	2,249,168	(286,463)	1,962,705	-	1,962,705
PD International Large-Cap	21,899,229	3,509,380	(373,362)	3,136,018	(539)	3,135,479
PD Emerging Markets	13,111,903	4,801,077	(63,123)	4,737,954	(13,155)	4,724,799

(1) Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of and during the year ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. During the year ended December 31, 2009, none of the portfolios incurred any interest or penalties.

The Fund’s tax returns remain subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Massachusetts) for the tax years ended December 31, 2007 through December 31, 2009 for Federal purposes and December 31, 2006 through December 31, 2009 for state purposes.

15. RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2009, reclassifications as shown in the following table have been made in each portfolio’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2009. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the portfolios, are primarily attributable to reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

		Undistributed/	Undistributed/
		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Portfolio	Capital	Income (Loss)	Gain (Loss)
Diversified Bond	$-	$456,128	($456,128)
Floating Rate Loan	-	1,203,013	(1,203,013)
High Yield Bond	(53,840,090)	574,520	53,265,570
Inflation Managed	-	30,728,272	(30,728,272)
Managed Bond	-	(16,887,660)	16,887,660
Emerging Markets	-	(514,322)	514,322
International Large-Cap	7	1,268,930	(1,268,937)
International Small-Cap	-	(454,879)	454,879
International Value	-	969,835	(969,835)

16. FAIR VALUE MEASUREMENTS AND DISCLOSURES

U.S. GAAP establishes and requires the Fund to characterize its holdings as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical holdings

• Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing each portfolio’s holdings are not necessarily an indication of the risks associated with investing in those holdings. For example, money market holdings are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2. Foreign holdings that are valued with the assistance of a statistical research service (as described in Note 2A) are reflected as Level 2. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in/out of Level 3 during the period. In accordance with the requirements of U.S. GAAP, a summary of each portfolio’s holdings as of December 31, 2009 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Fund currently utilizes to fair value each major category of assets and liabilities in accordance with guidance under U.S. GAAP:

Equity Securities (Common and Preferred Stock) – Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasuries are fair valued based on a pricing model that evaluates the mean between the most recently published bid and ask price. The model also takes into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are fair valued using a pricing model based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of Government sponsored entities and mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Municipal Bonds – Municipal bonds are fair valued based on a pricing model that takes into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes – Foreign government bonds and notes are fair valued based on a discounted cash flow model that incorporates option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds – Corporate bonds held by the Fund are generally comprised of two main categories consisting of investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and options adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are fair valued using a pricing model based on a security’s average life volatility. The model also takes into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and by a discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Derivative Instruments – Listed derivatives, such as futures contracts, that are actively traded on a national securities exchange are fair valued based on quoted prices from the applicable exchange and are categorized as Level 1. The fair values of over the counter (“OTC”) derivatives including, forwards, swaps, certain option contracts, and commodities can differ based on the type of derivative instrument and the terms of the transaction. OTC derivatives are fair valued using various inputs including, quotations from various broker-dealers and counterparties, and pricing models that use certain observable inputs such as the creditworthiness of the counterparties, default probabilities, yield curves and credit curves. The pricing models utilized generally do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets. As a result, a majority of the Fund’s derivative instruments are categorized as Level 2. If the pricing inputs used are not observable, the fair values would be categorized as Level 3.

Senior Loan Notes – Senior loan notes are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of senior loan notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Securities Lending Collateral – Securities lending collateral, depending upon the applicable collateral pool, is fair valued based on either amortized cost, which approximates fair value, or the fair value of the holdings in the collateral pool. To the extent that these inputs are observable and timely, the fair values of securities lending collateral would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

17. DERIVATIVE INVESTMENT HOLDINGS CATEGORIZED BY RISK EXPOSURE

Effective January 1, 2009 the Fund implemented new guidance under ASC Topic 815, Derivatives and Hedging, (“ASC 815”). The new guidance requires all entities to enhance disclosures in its financial statements about its derivative and hedging activities to enable financial statement users to understand how and why the entity uses derivative investments to manage risks, how derivative investments are accounted for, and how derivative investments affect the entity’s financial position, results of operations, and cash flows. For financial reporting purposes under ASC 815, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain portfolios are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks. The derivative investment holdings as of December 31, 2009 as disclosed in the Notes to Schedule of Investments and the amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative investment holdings during the year ending December 31, 2009 as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Market Risks Managed By Investing In Derivatives

Interest rate risk - A portfolio may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in fixed income (debt) holdings may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality. Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default. Financial assets, which potentially expose a portfolio to counterparty risk, consists mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit and counterparty risks to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Credit Related Contingent Features

Certain portfolios are parties to various agreements, including by not limited to International Swaps and Derivatives Agreements, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination, such as credit related contingent features. These provisions reduce the counterparty risk associated with relevant transactions by allowing a portfolio or its counterparty to elect to terminate early and cause settlement of all outstanding transactions if a triggering event occurs under the applicable Master Agreement. These triggering events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Thus, if a credit related contingent feature is triggered, it would allow a portfolio or its counterparty to close out all transactions under the agreement and demand payment or additional collateral to cover their exposure to the other party. To reduce credit and counterparty risk associated with transactions, a portfolio may enter into master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. A portfolio’s overall exposure to credit risk, subject to master netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Futures Contracts

In the normal course of pursuing their investment objectives, certain portfolios are subject to price volatility, interest rate, currency, credit and other risks relating to a portfolio’s investments. Certain portfolios may enter into futures contracts to manage these risks, and may also use futures for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging, or to otherwise help achieve a portfolio’s investment goal. Futures contracts are also subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures present minimal counterparty credit risk since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Contracts

In the normal course of pursuing their investment objectives, certain portfolios are subject to price volatility risk, interest rate risk, and foreign investments and currency risk. Certain portfolios may enter into options contracts to manage these risks, and may also write and/or purchase call and put options on securities, futures, interest rate swaps, or currencies for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or to otherwise help achieve a portfolio’s investment goal. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call or put option, an amount equal to the premium received or paid by the portfolio is included in a portfolio’s Statement of Assets and Liabilities as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying the written option. In addition, an illiquid market may make it difficult for a portfolio to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. A portfolio’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

Forward Foreign Currency Contracts

In the normal course of pursuing their investment objectives, certain portfolios are subject to foreign investment and currency risk, the risk that counterparties are unable to meet the terms of the contracts or that the value of the foreign currencies change unfavorably versus the U.S. dollar. Certain portfolios may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or to otherwise help achieve a portfolio’s investment goals. Forward foreign currency contracts can help a portfolio manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable translation rates. A portfolio records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A portfolio’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

Swaps

Swaps involve commitments to exchange components of income (generally interest or returns) pegged to specified underlying assets based on a notional principal amount. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Unrealized appreciation is recorded as an asset and unrealized depreciation is recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the portfolios are included as part of realized gain or loss in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Interest Rate Swaps

In the normal course of pursuing their investment objectives, certain portfolios may invest in interest rate swaps to manage interest rate risk or for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goals. Because certain portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain portfolios may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets. A portfolio investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A portfolio’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

Credit Default Swaps

In the normal course of pursuing their investment objectives, certain portfolios may invest in credit default swaps to manage credit risk or for purposes of hedging, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goals. A portfolio investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

If a portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A portfolio may use credit default swaps on corporate and sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities

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NOTES TO FINANCIAL STATEMENTS (Continued)

comprising the credit index. Credit default swap on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A portfolio may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a portfolio may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A portfolio may also use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A portfolio’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to the Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which a portfolio is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

Total Return Swaps

In the normal course of pursuing their investment objectives, certain portfolios may invest in total return swaps. A portfolio investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty. A portfolio’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of December 31, 2009:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Investments, at value	Outstanding options written, at value
	Receivable: Swap agreements	Payable: Swap agreements
	Receivable: Variation margin	Payable: Variation margin
	Swap contracts, at value	Swap contracts, at value

Foreign exchange contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

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NOTES TO FINANCIAL STATEMENTS (Continued)

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Receivable: Swap agreements	Payable: Swap agreements
Other contracts	Swap contracts, at value	Swap contracts, at value

Equity contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin

The Fund does not use hedge accounting under ASC 815, it values its derivatives at fair value. Although the Fund’s investments in derivatives may represent economic hedges as part of its investment objectives, they are considered to be non-hedge transactions for purposes of ASC 815 accounting. The following is a summary of the Fund’s derivative investments not accounted for as hedging investments under ASC 815, categorized by primary risk exposure as of December 31, 2009:

		Asset Derivative Investments Value
	Total Value at	Equity	Interest	Credit	Foreign Exchange
Portfolio	December 31, 2009	Contracts	Rate Contracts	Contracts	Contracts
Diversified Bond	$11,337,609	$-	$11,337,609	$-	$-
Inflation Managed	14,159,136	-	8,354,163	1,631,428	4,173,545
Managed Bond	89,690,256	-	59,031,432	19,991,016	10,667,808
Short Duration Bond	3,950,668	-	3,950,668	-	-
Equity Index	182,665	182,665	-	-	-
Growth LT	3,547,113	-	-	-	3,547,113
Long/Short Large-Cap	162,733	162,733	-	-	-
Small-Cap Index	201,523	201,523	-	-	-
International Small-Cap	88,412	-	-	-	88,412
International Value	630,246	630,246	-	-	-
Multi-Strategy	212,045	-	212,045	-	-

		Liability Derivative Investments Value
	Total Value at	Equity	Interest Rate	Credit	Foreign Exchange
Portfolio	December 31, 2009	Contracts	Contracts	Contracts	Contracts
Diversified Bond	($3,826,768)	$-	($3,826,768)	$-	$-
Inflation Managed	(22,170,302)	-	(11,819,197)	(6,101,626)	(4,249,479)
Managed Bond	(41,879,600)	-	(23,668,712)	(1,047,528)	(17,163,360)
Short Duration Bond	(3,416,733)	-	(3,416,733)	-	-
Growth LT	(9,961)	(9,961)	-	-	-
International Small-Cap	(34,668)	-	-	-	(34,668)
Multi-Strategy	(540,893)	-	(520,679)	(20,214)	-

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of December 31, 2009:

Derivative Investment Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options

Foreign exchange contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Other contracts	Change in net unrealized appreciation (depreciation) on futures contracts and swaps

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure as of December 31, 2009:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
		Equity	Interest Rate	Credit	Foreign Exchange
Portfolio	Total	Contracts	Contracts	Contracts	Contracts
Diversified Bond	($11,453,827)	$-	$284,505	($13,327,408)	$1,589,076
High Yield Bond	(1,564,188)	-	-	(1,564,188)	-
Inflation Managed	(18,887,528)	-	(15,095,085)	9,188,516	(12,980,959)
Managed Bond	(152,447,112)	-	(64,424,369)	(9,363,160)	(78,659,583)
Short Duration Bond	16,609,725	-	16,609,725	-	-

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NOTES TO FINANCIAL STATEMENTS (Continued)

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
		Equity	Interest Rate	Credit	Foreign Exchange
Portfolio	Total	Contracts	Contracts	Contracts	Contracts
Comstock	$2,313,442	$2,313,442	$-	$-	$-
Equity Index	16,369,341	16,369,341	-	-	-
Focused 30	1,040,874	1,040,874	-	-	-
Growth LT	(10,756,168)	202,274	-	-	(10,958,442)
Large-Cap Growth	8,792,427	8,792,427	-	-	-
Large-Cap Value	8,822,351	8,822,351	-	-	-
Long/Short Large-Cap	11,995,592	11,995,592	-	-	-
Mid-Cap Equity	10,553,567	10,553,567	-	-	-
Mid-Cap Growth	3,318,533	3,318,533	-	-	-
Mid-Cap Value	16,685,669	16,685,669	-	-	-
Small-Cap Growth	2,985,126	2,985,126	-	-	-
Small-Cap Index	2,380,005	2,380,005	-	-	-
Small-Cap Value	2,539,276	2,539,276	-	-	-
Emerging Markets	3,080	-	-	-	3,080
International Large-Cap	4,101	-	-	-	4,101
International Small-Cap	2,123,066	2,211,764	-	-	(88,698)
International Value	1,670,848	14,920,917	-	-	(13,250,069)
Multi-Strategy	(4,769,680)	70,261	2,932,012	(7,771,953)	-
PD Large-Cap Growth Index	(2,448)	(2,448)	-	-	-
PD Large-Cap Value Index	(1,081)	(1,081)	-	-	-
PD Small-Cap Growth Index	(5,479)	(5,479)	-	-	-
PD Small-Cap Value Index	(5,243)	(5,243)	-	-	-

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments
	Recognized in the Statements of Operations
		Equity	Interest Rate	Credit	Foreign Exchange
Portfolio	Total	Contracts	Contracts	Contracts	Contracts
Diversified Bond	$23,290,753	$-	$10,863,036	$12,427,717	$-
Inflation Managed	69,150,930	-	103,061,615	(49,766,899)	15,856,214
Managed Bond	218,056,863	-	214,441,657	6,697,242	(3,082,036)
Short Duration Bond	(2,587,626)	-	(2,587,626)	-	-
Equity Index	(708,089)	(708,089)	-	-	-
Growth LT	8,525,553	1,364,345	-	-	7,161,208
Long/Short Large-Cap	(192,927)	(192,927)	-	-	-
Small-Cap Index	(11,962)	(11,962)	-	-	-
International Small-Cap	53,744	-	-	-	53,744
International Value	2,730,143	685,740	-	-	2,044,403
Multi-Strategy	(424,282)	-	(4,518,542)	4,094,260	-

18. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio were as follows:

	Diversified Bond		Floating Rate Loan		High Yield Bond
	2009	2008	2009	2008	2009	2008
Shares sold	17,603,639	24,326,365	24,304,166	20,547,172	56,225,348	26,178,021
Dividend and distribution reinvested	7,248,432	8,708,773	5,583,669	7,711,647	13,371,239	12,025,686
Shares repurchased	(22,230,924)	(24,488,827)	(4,967,883)	(3,696,773)	(21,317,248)	(18,731,395)

Net increase	2,621,147	8,546,311	24,919,952	24,562,046	48,279,339	19,472,312
Shares outstanding, beginning of year	215,344,556	206,798,245	106,664,445	82,102,399	139,922,641	120,450,329

Shares outstanding, end of year	217,965,703	215,344,556	131,584,397	106,664,445	188,201,980	139,922,641

	Inflation Managed		Managed Bond		Money Market
	2009	2008	2009	2008	2009	2008
Shares sold	16,235,736	22,958,104	23,784,793	28,882,480	52,758,198	156,434,491
Dividend and distribution reinvested	30,990,077	13,819,775	57,530,079	23,811,137	339,461	1,531,570
Shares repurchased	(56,300,013)	(54,607,319)	(48,739,307)	(58,798,940)	(102,662,440)	(97,613,908)

Net increase (decrease)	(9,074,200)	(17,829,440)	32,575,565	(6,105,323)	(49,564,781)	60,352,153
Shares outstanding, beginning of year	400,740,025	418,569,465	419,027,260	425,132,583	164,273,707	103,921,554

Shares outstanding, end of year	391,665,825	400,740,025	451,602,825	419,027,260	114,708,926	164,273,707

	Short Duration Bond		American Funds Growth		American Funds Growth-Income
	2009	2008	2009	2008	2009	2008
Shares sold	18,033,783	26,767,535	9,903,595	49,917,086	9,316,626	16,852,075
Dividend and distribution reinvested	4,605,670	6,962,653	33,775,648	24,119,533	20,903,762	6,476,211
Shares repurchased	(45,209,976)	(17,045,109)	(86,094,128)	(9,486,371)	(11,776,642)	(30,002,924)

Net increase (decrease)	(22,570,523)	16,685,079	(42,414,885)	64,550,248	18,443,746	(6,674,638)
Shares outstanding, beginning of year	178,519,895	161,834,816	172,786,040	108,235,792	159,497,039	166,171,677

Shares outstanding, end of year	155,949,372	178,519,895	130,371,155	172,786,040	177,940,785	159,497,039

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Comstock		Diversified Research		Equity
	2009	2008	2009	2008	2009	2008
Shares sold	40,828,008	24,275,778	2,646,028	8,623,463	588,542	672,310
Dividend and distribution reinvested	3,348,689	20,053,586	816,426	17,432,943	81,797	1,728,781
Shares repurchased	(14,149,443)	(52,630,294)	(49,160,652)	(38,462,449)	(2,150,785)	(2,983,096)

Net increase (decrease)	30,027,254	(8,300,930)	(45,698,198)	(12,406,043)	(1,480,446)	(582,005)
Shares outstanding, beginning of year	249,086,533	257,387,463	100,077,654	112,483,697	11,223,889	11,805,894

Shares outstanding, end of year	279,113,787	249,086,533	54,379,456	100,077,654	9,743,443	11,223,889

	Equity Index		Focused 30		Growth LT
	2009	2008	2009	2008	2009	2008
Shares sold	73,343,328	29,391,181	5,980,931	32,074,077	4,181,832	15,151,651
Dividend and distribution reinvested	2,313,283	6,310,875	-	3,101,832	1,025,219	13,235,440
Shares repurchased	(9,696,328)	(10,048,583)	(37,234,674)	(11,153,779)	(10,026,803)	(9,487,805)

Net increase (decrease)	65,960,283	25,653,473	(31,253,743)	24,022,130	(4,819,752)	18,899,286
Shares outstanding, beginning of year	88,760,886	63,107,413	47,231,304	23,209,174	93,853,099	74,953,813

Shares outstanding, end of year	154,721,169	88,760,886	15,977,561	47,231,304	89,033,347	93,853,099

	Large-Cap Growth		Large-Cap Value		Long/Short Large-Cap (1)
	2009	2008	2009	2008	2009	2008
Shares sold	123,509,376	17,015,755	82,597,830	17,346,671	71,378,694	113,483,629
Dividend and distribution reinvested	126,245	29,450,853	5,550,650	15,033,441	1,173,256	866,654
Shares repurchased	(13,233,839)	(11,463,235)	(13,783,903)	(9,649,291)	(5,228,483)	(3,306,857)

Net increase	110,401,782	35,003,373	74,364,577	22,730,821	67,323,467	111,043,426
Shares outstanding, beginning of year or period	144,491,309	109,487,936	237,811,900	215,081,079	111,043,426	-

Shares outstanding, end of year or period	254,893,091	144,491,309	312,176,477	237,811,900	178,366,893	111,043,426

	Main Street Core		Mid-Cap Equity (2)		Mid-Cap Growth
	2009	2008	2009	2008	2009	2008
Shares sold	2,785,108	9,258,592	8,196,633	26,968,631	46,072,388	16,718,533
Dividend and distribution reinvested	1,058,759	14,440,930	1,580,011	52,042,973	632,132	15,615,591
Shares repurchased	(33,120,359)	(17,475,129)	(160,960,229)	(23,738,058)	(15,164,056)	(46,020,075)

Net increase (decrease)	(29,276,492)	6,224,393	(151,183,585)	55,273,546	31,540,464	(13,685,951)
Shares outstanding, beginning of year	108,512,987	102,288,594	311,238,655	255,965,109	124,406,082	138,092,033

Shares outstanding, end of year	79,236,495	108,512,987	160,055,070	311,238,655	155,946,546	124,406,082

	Mid-Cap Value (3)		Small-Cap Equity		Small-Cap Growth
	2009	2008	2009	2008	2009	2008
Shares sold	87,061,717		2,851,755	36,008,401	4,267,392	21,766,771
Dividend and distribution reinvested	7,051,549		376,845	1,554,236	-	7,832,345
Shares repurchased	(3,487,429)		(10,027,791)	(5,451,480)	(26,398,640)	(6,190,338)

Net increase (decrease)	90,625,837		(6,799,191)	32,111,157	(22,131,248)	23,408,778
Shares outstanding, beginning of year or period	-		66,301,589	34,190,432	86,509,367	63,100,589

Shares outstanding, end of year or period	90,625,837		59,502,398	66,301,589	64,378,119	86,509,367

	Small-Cap Index		Small-Cap Value		Emerging Markets
	2009	2008	2009	2008	2009	2008
Shares sold	4,321,777	6,315,107	18,279,253	7,956,759	7,132,124	14,869,395
Dividend and distribution reinvested	4,144,321	6,862,844	1,292,621	6,628,534	22,355,358	19,839,626
Shares repurchased	(11,864,299)	(72,332,697)	(7,241,782)	(6,862,460)	(18,237,691)	(20,782,904)

Net increase (decrease)	(3,398,201)	(59,154,746)	12,330,092	7,722,833	11,249,791	13,926,117
Shares outstanding, beginning of year	53,750,191	112,904,937	48,907,024	41,184,191	116,140,394	102,214,277

Shares outstanding, end of year	50,351,990	53,750,191	61,237,116	48,907,024	127,390,185	116,140,394

	International Large-Cap		International Small-Cap		International Value
	2009	2008	2009	2008	2009	2008
Shares sold	11,665,113	53,431,784	25,248,423	17,853,722	14,349,488	31,758,655
Dividend and distribution reinvested	5,844,485	111,867,368	1,578,333	3,282,498	3,804,385	21,909,914
Shares repurchased	(41,402,650)	(51,738,444)	(9,402,320)	(9,243,929)	(82,187,370)	(15,101,673)

Net increase (decrease)	(23,893,052)	113,560,708	17,424,436	11,892,291	(64,033,497)	38,566,896
Shares outstanding, beginning of year	452,183,561	338,622,853	110,323,003	98,430,712	255,294,113	216,727,217

Shares outstanding, end of year	428,290,509	452,183,561	127,747,439	110,323,003	191,260,616	255,294,113

	Health Sciences		Real Estate		Technology
	2009	2008	2009	2008	2009	2008
Shares sold	2,221,506	3,681,104	7,287,878	5,974,223	9,038,260	4,358,730
Dividend and distribution reinvested	12,498	1,575,167	1,467,256	17,299,863	-	3,544,965
Shares repurchased	(3,759,974)	(5,704,755)	(7,436,808)	(15,385,575)	(5,889,285)	(10,377,823)

Net increase (decrease)	(1,525,970)	(448,484)	1,318,326	7,888,511	3,148,975	(2,474,128)
Shares outstanding, beginning of year	11,122,750	11,571,234	52,704,959	44,816,448	14,892,416	17,366,544

Shares outstanding, end of year	9,596,780	11,122,750	54,023,285	52,704,959	18,041,391	14,892,416

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	American Funds				Pacific Dynamix -
	Asset Allocation (4)		Multi-Strategy		Conservative Growth (5)
	2009	2008	2009	2008	2009	2008
Shares sold	12,584,403		524,356	421,668	3,817,313
Dividend and distribution reinvested	179,883		1,159,710	1,619,500	75,707
Shares repurchased	(1,862,780)		(3,978,664)	(5,895,543)	(172,120)

Net increase (decrease)	10,901,506		(2,294,598)	(3,854,375)	3,720,900
Shares outstanding, beginning of year or periods	-		21,263,589	25,117,964	-

Shares outstanding, end of year or periods	10,901,506		18,968,991	21,263,589	3,720,900

	Pacific Dynamix –
	Moderate Growth (5)		Pacific Dynamix – Growth (5)		PD Aggregate Bond Index (5)
	2009	2008	2009	2008	2009	2008
Shares sold	5,924,324		4,739,017		6,700,297
Dividend and distribution reinvested	93,879		118,098		106,079
Shares repurchased	(48,245)		(447,320)		(186,976)

Net increase	5,969,958		4,409,795		6,619,400
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	5,969,958		4,409,795		6,619,400

			PD Large-Cap
	PD High Yield Bond Index (5)		Growth Index (5)		PD Large-Cap Value Index (5)
	2009	2008	2009	2008	2009	2008
Shares sold	2,347,532		2,387,048		2,701,508
Dividend and distribution reinvested	139,210		29,167		46,234
Shares repurchased	(10,376)		(123,055)		(139,978)

Net increase	2,476,366		2,293,160		2,607,764
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	2,476,366		2,293,160		2,607,764

	PD Small-Cap
	Growth Index (5)		PD Small-Cap Value Index (5)		PD International Large-Cap (5)
	2009	2008	2009	2008	2009	2008
Shares sold	948,520		1,059,113		1,986,459
Dividend and distribution reinvested	14,311		19,970		21,756
Shares repurchased	(31,995)		(38,260)		(99,367)

Net increase	930,836		1,040,823		1,908,848
Shares outstanding, beginning of period	-		-		-

Shares outstanding, end of period	930,836		1,040,823		1,908,848

	PD Emerging Markets (5)
	2009	2008
Shares sold	1,259,928
Dividend and distribution reinvested	11,429
Shares repurchased	(18,014)

Net increase	1,253,343
Shares outstanding, beginning of period	-

Shares outstanding, end of period	1,253,343

(1) Operations commenced on May 1, 2008.
(2) Prior to May 1, 2008, Mid-Cap Equity Portfolio was named Mid-Cap Value Portfolio.
(3) Operations commenced on January 2, 2009.
(4) Operations commenced on February 2, 2009.
(5) Operations commenced on May 1, 2009.

19. SUBSEQUENT EVENT

Events or transactions occurring subsequent to December 31, 2009 through the date the financial statements were issued on February 25, 2010, have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure. Management has not evaluated events after that date for presentation in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Index, International Small-Cap, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, and PD International Large-Cap Portfolios, the summary schedules of investments), of Pacific Select Fund (the “Fund”) comprising the Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Money Market, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Diversified Research, Equity, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, American Funds Asset Allocation, Multi-Strategy, Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, Pacific Dynamix - Growth, PD Aggregate Bond Index, PD High Yield Bond Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, and PD Emerging Markets Portfolios as of December 31, 2009, the related statements of operations for the year then ended (as to the Mid-Cap Value, American Funds Asset Allocation, Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, Pacific Dynamix - Growth, PD Aggregate Bond Index, PD High Yield Bond Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, and PD Emerging Markets Portfolios, for the period from commencement of operations through December 31, 2009), the statements of changes in net assets for each of the two years in the period then ended (as to the Long/Short Large-Cap Portfolio, for the year ended December 31, 2009, and for the period from commencement of operations through December 31, 2008, and as to the Mid-Cap Value, American Funds Asset Allocation, Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, Pacific Dynamix - Growth, PD Aggregate Bond Index, PD High Yield Bond Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, and PD Emerging Markets Portfolios, for the period from the commencement of operations through December 31, 2009), the statements of cash flows for the year then ended for the Floating Rate Loan and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Pacific Select Fund as of December 31, 2009, the results of their operations, the changes in their net assets, the cash flows for the Floating Rate Loan and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 25, 2010

G-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire 6-month period from July 1, 2009 to December 31, 2009. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy (each a “Variable Contract”), and would be higher if they did.

ACTUAL EXPENSES

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable fee waivers (Note 3 in Notes to Financial Statements) and other expense reductions (Note 5 in Notes to Financial Statements). The “Ending Account Value at 12/31/09” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/09-12/31/09” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2009 to December 31, 2009.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/09-12/31/09.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers and other expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction or Variable Contract costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	07/01/09-
Portfolio	07/01/09	12/31/09	Ratio	12/31/09

Diversified Bond
Actual	$1,000.00	$1,075.80	0.65%	$3.40
Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

Floating Rate Loan
Actual	$1,000.00	$1,091.50	1.02%	$5.38
Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

High Yield Bond
Actual	$1,000.00	$1,185.00	0.64%	$3.52
Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Inflation Managed
Actual	$1,000.00	$1,903.70	0.63%	$3.32
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Managed Bond
Actual	$1,000.00	$1,091.10	0.64%	$3.37
Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Money Market
Actual	$1,000.00	$999.80	0.37%	$1.87
Hypothetical	$1,000.00	$1,023.34	0.37%	$1.89

Short Duration Bond
Actual	$1,000.00	$1,042.20	0.65%	$3.35
Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

American Funds Growth (2)
Actual	$1,000.00	$1,231.90	0.64%	$3.60
Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

American Funds Growth-Income (2)
Actual	$1,000.00	$1,214.60	0.62%	$3.46
Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

Comstock
Actual	$1,000.00	$1,246.20	0.93%	$5.27
Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

Diversified Research
Actual	$1,000.00	$1,252.40	0.91%	$5.17
Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Equity
Actual	$1,000.00	$1,213.80	0.69%	$3.85
Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

Equity Index
Actual	$1,000.00	$1,225.10	0.28%	$1.57
Hypothetical	$1,000.00	$1,023.79	0.28%	$1.43

Focused 30
Actual	$1,000.00	$1,214.60	0.98%	$5.47
Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

Growth LT
Actual	$1,000.00	$1,242.00	0.78%	$4.41
Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

Large-Cap Growth
Actual	$1,000.00	$1,270.40	0.93%	$5.32
Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	07/01/09-
Portfolio	07/01/09	12/31/09	Ratio	12/31/09

Large-Cap Value
Actual	$1,000.00	$1,205.70	0.82%	$4.56
Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

Long/Short Large-Cap
Actual	$1,000.00	$1,215.90	1.68%	$9.38
Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54

Main Street Core
Actual	$1,000.00	$1,201.20	0.69%	$3.83
Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

Mid-Cap Equity
Actual	$1,000.00	$1,265.20	0.89%	$5.08
Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

Mid-Cap Growth
Actual	$1,000.00	$1,285.40	0.96%	$5.53
Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

Mid-Cap Value
Actual	$1,000.00	$1,258.70	0.91%	$5.18
Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Small-Cap Equity
Actual	$1,000.00	$1,236.70	1.01%	$5.69
Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

Small-Cap Growth
Actual	$1,000.00	$1,227.10	0.85%	$4.77
Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Small-Cap Index
Actual	$1,000.00	$1,239.90	0.54%	$3.05
Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75

Small-Cap Value
Actual	$1,000.00	$1,242.30	1.00%	$5.65
Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

Emerging Markets
Actual	$1,000.00	$1,337.90	1.06%	$6.25
Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

International Large-Cap
Actual	$1,000.00	$1,276.90	1.00%	$5.74
Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

International Small-Cap
Actual	$1,000.00	$1,221.60	1.10%	$6.16
Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

International Value
Actual	$1,000.00	$1,198.50	0.90%	$4.99
Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Health Sciences
Actual	$1,000.00	$1,160.00	1.20%	$6.53
Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

Real Estate
Actual	$1,000.00	$1,434.90	1.07%	$6.57
Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Technology
Actual	$1,000.00	$1,263.40	1.16%	$6.62
Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

American Funds Asset Allocation (2)
Actual	$1,000.00	$1,171.20	0.65%	$3.56
Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

Multi-Strategy
Actual	$1,000.00	$1,131.40	0.75%	$4.03
Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

Pacific Dynamix - Conservative Growth (3)
Actual	$1,000.00	$1,114.90	0.46%	$2.45
Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

Pacific Dynamix - Moderate Growth (3)
Actual	$1,000.00	$1,154.20	0.43%	$2.33
Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19

Pacific Dynamix - Growth (3)
Actual	$1,000.00	$1,188.30	0.42%	$2.32
Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14

PD Aggregate Bond Index
Actual	$1,000.00	$1,035.50	0.17%	$0.87
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD High Yield Bond Index
Actual	$1,000.00	$1,173.10	0.34%	$1.86
Hypothetical	$1,000.00	$1,023.49	0.34%	$1.73

PD Large-Cap Growth Index
Actual	$1,000.00	$1,228.00	0.17%	$0.95
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Large-Cap Value Index
Actual	$1,000.00	$1,230.30	0.17%	$0.96
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Small-Cap Growth Index
Actual	$1,000.00	$1,204.30	0.21%	$1.17
Hypothetical	$1,000.00	$1,024.15	0.21%	$1.07

PD Small-Cap Value Index
Actual	$1,000.00	$1,267.90	0.21%	$1.20
Hypothetical	$1,000.00	$1,024.15	0.21%	$1.07

PD International Large-Cap
Actual	$1,000.00	$1,214.90	0.30%	$1.67
Hypothetical	$1,000.00	$1,023.69	0.30%	$1.53

PD Emerging Markets
Actual	$1,000.00	$1,296.90	0.97%	$5.62
Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.
(2)	Expenses paid by the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios presented in the table above do not include expenses of the underlying Master Funds (see Note 1 in Notes to Financial Statements) in which the portfolios invested in.
(3)	The annualized expense ratios for all the Pacific Dynamix Portfolios do not include expenses of the PD Underlying Portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix Portfolios invest.

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below, effective January 1, 2010. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former Member, Board of Governors (1994 to 1999), of Cranbrook Schools.	69

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	69

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Member of the Board of Trustees (2007 to present) of Sage Hill School; Member (2001 to present) and Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law).	69

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	69

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	69

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/07 to 12/09, President 11/05 to 1/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09),President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	69

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/07 to 12/09, Executive Vice President 6/06 to 1/07)	Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Senior Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Senior Vice President (6/08 to present) of Pacific Life Re Holdings LLC; Director and Senior Vice President (6/08 to present) of Pacific Life Re Holdings Limited; Current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; Director and Senior Vice President (10/07 to present) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	69

Mark W. Holmlund Year of birth 1961	President since 1/01/10	Executive Vice President (7/05 to present) and Chief Investment Officer (4/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Executive Vice President (1/01 to present) and Chief Investment Officer (4/07 to present) of Pacific Life; Director (6/07 to present), Executive Vice President (1/01 to present) and Chief Investment Officer (4/07 to present) of Pacific Life & Annuity Company; Executive Vice President and Chief Investment Officer (5/07 to present) of Pacific Life Fund Advisors, LLC; Chief Executive Officer (1/06 to present) of Pacific TriGuard Partners LLC; and President (1/10 to present) of Pacific Life Funds.	69

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present), Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President (8/99 to 4/04) and Investment Counsel of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	69

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present), and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President & Controller (10/07 to present), Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	69

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	69

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Life Funds.	69

Audrey L. Milfs Year of birth 1945	Vice President since 7/01/09 and Secretary since 7/21/87	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, Vice President and Secretary (5/07 to present) of Pacific Life Fund Advisors LLC ; and similar positions with other subsidiaries of Pacific Life; and Vice President (7/09 to present) and Secretary (6/01 to present) of Pacific Life Funds.	69

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	69

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	69

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06), and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	69

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2009, the “Fund Complex” consisted of Pacific Select Fund (46 portfolios) and Pacific Life Funds (23 funds).

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS
(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Fund”) oversees the management of each of the separate portfolios of the Fund (each a “Portfolio” and collectively, the “Portfolios”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers, or “Portfolio Managers.” PLFA serves as the investment adviser for all of the Portfolios and manages the three Pacific Dynamix portfolios directly as well as managing the High Yield Bond and the Money Market Portfolios directly under the name Pacific Asset Management. For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio, PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. The American Funds Growth-Income Portfolio, the American Funds Growth Portfolio and the American Funds Asset Allocation Portfolio each invest all of their assets in a master fund and therefore PLFA has not retained other portfolio managers to manage assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Advisory Agreement and the applicable Portfolio Management Agreements at an in-person meeting of the Trustees held on December 15, 2009*.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board also requested, received and reviewed written materials from PLFA and each Portfolio Manager submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and the Portfolio Managers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Portfolio. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant they retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements.

In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder and/or contract holder needs.

The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing performance of the Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA appeared to have implemented effective controls and monitoring of investment style consistency by Portfolio Managers and for analyzing the use of derivatives by Portfolio Managers.

*	At the Meeting, the Board did not consider the continuance of the Agreements relating to the Pacific Dynamix Portfolios or the Portfolio Management Agreements relating to the Diversified Bond Large Cap Growth or Mid Cap Value Portfolios, as those agreements were not up for renewal at this time.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Portfolios that PLFA directly manages, its compliance monitoring of the Portfolio Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Portfolio Managers; and its attention to matters that may involve conflicts of interest with each Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Fund’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Portfolio Managers, and the Portfolios with applicable laws and regulations. The Trustees additionally reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year.

The Trustees noted that the Portfolios are used as the investment options for Pacific Life Insurance Company’s (“Pacific Life”) and Pacific Life & Annuity Company’s (“PL&A”) variable products, and they believe the Portfolios provide a good investment array for contract holders of Pacific Life and PL&A. The Trustees further noted that the offering of the Portfolios as the investment options assisted in distinguishing these variable products in the marketplace. The Trustees considered that they had received reports indicating that these variable products are well designed and competitive.

The Portfolio Managers. The Trustees considered various materials relating to the Portfolio Managers, including copies of each existing Portfolio Management Agreement; copies of the Form ADV for each Portfolio Manager; financial information relating to each Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of each Portfolio Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining each Portfolio Manager and continuing the Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Portfolio Managers. The Trustees considered the quality of the management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of the Portfolio Managers, including the background and experience of each of the Portfolio Manager’s management and the expertise of each Portfolio Manager’s portfolio management team, as well as the investment methodology used by the Portfolio Manager. The Trustees also considered that the CCO had in place a systematic process for periodically reviewing each Portfolio Manager’s written compliance policies and procedures, including the assessment of each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Portfolio Manager’s code of ethics. The Trustees also considered that each Portfolio Manager agreed to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Trustees believed it to be appropriate.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.

2. Investment Results

The Trustees considered the investment results of each Portfolio of the Fund in light of its objective and market conditions over the past year. The Trustees compared each Portfolio’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark index. The Independent Trustees also considered information provided by the Independent Consultant who provided a presentation and analysis to the Trustees regarding performance utilizing data from various databases. The information provided to the Trustees included each Portfolio’s performance record for the three-month, year-to-date, one-, three-, five- and ten-year periods, as applicable. In reviewing the performance data provided by the independent sources, as well as the respective benchmark indices, the Trustees noted that several Portfolios had exceeded their peer groups and/or respective benchmark indices over certain periods. The Trustees also observed, however, that several of the Portfolios had underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Portfolio Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe. In this regard, the Trustees considered that PLFA had indicated to the Trustees that it intended to recommend a change in Portfolio Manager for the Small Cap Equity Portfolio, the Diversified Research Portfolio and Floating Rate Loan Portfolio in the near future. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide portfolio management services for the Portfolios. Generally, the Trustees noted that there continues to be an excellent record of well managed Portfolios that work well in the Portfolio Optimization asset allocation program utilized under many of the variable products for Pacific Life and PL&A. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the increasing use by investors of the Portfolio Optimization asset allocation program made available to shareholders by PLFA and the benefits of such program for shareholders generally.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees and total operating expense ratios for each of the Portfolios. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fee and certain expenses. The Trustees reviewed the advisory fees and total operating expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Portfolios were subject to expense limits agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the Morningstar database. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Portfolios. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios.

The Trustees also considered information from the Portfolio Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Portfolio Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts, or because accounts were proprietary accounts or employee or family accounts. These differences often explained differences in fee schedules. The Trustees were mindful that, with regard to the sub-advised Portfolios the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that each Portfolio’s subadvisory fees are paid by PLFA and are not paid directly by any Portfolio.

The Trustees observed that certain of the Portfolios’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees and total expenses of each Portfolio were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Portfolio Managers regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA and the Portfolio Managers.

PLFA’s and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager funds and ones that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds, such as the recently launched Pacific Dynamix Portfolios, which PLFA believed would improve the menu of offerings for contract owners, regardless of the subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products, which are supported by the Fund, appeared reasonable at the current time. The Trustees also noted that analysis of the Fund’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Portfolio Managers, the Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the inconsistency in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and, further, that any such an assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Portfolio Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Portfolios that are sub-advised) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio management fees.

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA and the Independent Consultant. The Trustees noted that PLFA consistently had reinvested in the business in the form of improvements in technology and product innovations. The Trustees also considered PLFA’s willingness to reduce its own fees through appropriate waivers, including an expense limitation agreement, whereby PLFA will reimburse the Fund for certain expenses that exceed stated expense caps, and PLFA’s general willingness to share economies of scale.

The Trustees considered that the advisory fee schedules for the Portfolios contained breakpoints, which will reduce the rate of the advisory fee as portfolio assets grow. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Trustees further noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Fund serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis also was complicated by the additional services and content provided by PLFA and its reinvestment in its ability to provide and expand those services through, for example, continuing investments in technology and shareholder services, as discussed above. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation services at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and providing certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

The Board determined that PLFA is sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and its consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders, to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Portfolio Managers information concerning other benefits received by PLFA, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered information concerning other significant economic relations between the Portfolio Managers and their affiliates with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. No single factor was determinative of the Board’s decision to approve the Advisory Agreement and each applicable Portfolio Management Agreement, but rather the Board based its determination on the total mix of information available to them.

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)

Availability of Quarterly Holdings

The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, when required is filed pursuant to applicable regulations, and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

The Fund files, by August 31 of each year, information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Fund’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Fund

For complete descriptions of the various securities and other instruments held by the Fund and their risks, please see the Fund’s prospectus and SAI. For a description of bond ratings, see the Fund’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s SAI.

Availability of a Complete Schedule of Investments

The Fund’s annual and semi-annual reports may contain a summary schedule of investments (SOI) for certain portfolios. A complete schedule for each summary SOI presented is available as noted below.

How to obtain Information

The Fund’s prospectus, SAI (including Proxy Voting Policies), and complete Schedules of Investments are available:

•  On the Fund’s website at http://www.PacificLife.com

•  On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:
  Pacific Life’s Annuity Contract Owners: 1-800-722-4448
Pacific Life’s Annuity Registered Representative: 1-800-722-2333
Pacific Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific Time

Pacific Life Insurance Company/
Pacific Life & Annuity Company
Mailing Address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

Annual Report
as of December 31, 2009

•	Pacific Select Fund

Form Nos.	15-20951-12 1331-10A 85-23211-09

Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2009 and 2008 were $991,500 and $808,000, respectively.

(b)	Audit-Related Fees. The aggregate audit-related fee billed to the Registrant by the principal accountant for the fiscal year ended December 31, 2009 was $45,000 for the service related to the securities lending memorandum. There were no other audit related fees billed to the Registrant by the principal accountant for the fiscal year ended December 31, 2008.

(c)	Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2009 and 2008.

(d)	All Other Fees. There were no other fees billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2009 and 2008.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:
Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either: (i) The Audit Committee shall pre-approve such engagement; or (ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated pursuant to the Audit Committee Charter shall be presented to the full Audit Committee at its next scheduled meeting. (iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Pursuant to the Audit Committee Charter, “Investment company complex” means the Registrant and its portfolios, the Pacific Life Funds, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser. Application of De Minimis Exception: The De Minimis exceptions set forth above also apply to pre-approvals under this section of the Audit Committee Charter, except that the “total amount of revenues” calculation for the services pursuant to the Audit Committee Charter is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this section of the Audit Committee Charter (i.e., the Adviser or any control person).
(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2009 and 2008 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $79,350 and $75,900, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants—not applicable.
Item 6. Investments.
(a)	Schedule I.
(b)	Not applicable.

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 99.5%

Consumer Discretionary - 9.6%

Abercrombie & Fitch Co ‘A’ †	30,000	$1,045,500
Amazon.com Inc * †	125,840	16,927,997
Apollo Group Inc ‘A’ * †	46,400	2,810,912
AutoNation Inc * †	40,955	784,288
AutoZone Inc * †	11,100	1,754,577
Bed Bath & Beyond Inc * †	100,600	3,886,178
Best Buy Co Inc †	125,548	4,954,124
Big Lots Inc * †	32,400	938,952
Carnival Corp * (Panama)	169,100	5,358,779
CBS Corp ‘B’ †	264,243	3,712,614
Coach Inc	123,900	4,526,067
Comcast Corp ‘A’	1,079,032	18,192,480
D.R. Horton Inc †	107,500	1,168,525
Darden Restaurants Inc †	53,300	1,869,231
DeVry Inc †	24,200	1,372,866
Eastman Kodak Co * †	83,100	350,682
Expedia Inc * †	82,600	2,123,646
Family Dollar Stores Inc	54,500	1,516,735
Ford Motor Co * †	1,237,527	12,375,270
Fortune Brands Inc †	58,400	2,522,880
GameStop Corp ‘A’ * †	56,900	1,248,386
Gannett Co Inc †	93,700	1,391,445
Genuine Parts Co	62,275	2,363,959
H&R Block Inc †	132,200	2,990,364
Harley-Davidson Inc †	90,700	2,285,640
Harman International Industries Inc †	23,700	836,136
Hasbro Inc †	48,625	1,558,918
International Game Technology †	115,700	2,171,689
J.C. Penney Co Inc †	85,000	2,261,850
Johnson Controls Inc	258,100	7,030,644
Kohl’s Corp *	113,000	6,094,090
Leggett & Platt Inc	62,300	1,270,920
Lennar Corp ‘A’ †	56,502	721,531
Limited Brands Inc †	106,007	2,039,575
Lowe’s Cos Inc	549,400	12,850,466
Macy’s Inc	159,076	2,666,114
Marriott International Inc ‘A’ †	101,496	2,765,766
Mattel Inc	139,450	2,786,211
McDonald’s Corp	407,800	25,463,032
Meredith Corp	14,900	459,665
Newell Rubbermaid Inc †	109,334	1,641,103
News Corp ‘A’ †	863,300	11,818,577
Nike Inc ‘B’ †	145,500	9,613,185
Nordstrom Inc †	62,240	2,338,979
O’Reilly Automotive Inc *	52,600	2,005,112
Office Depot Inc * †	87,000	561,150
Omnicom Group Inc †	120,500	4,717,575
Polo Ralph Lauren Corp †	22,200	1,797,756
priceline.com Inc * †	16,100	3,517,850
Pulte Homes Inc * †	111,707	1,117,070
RadioShack Corp †	49,644	968,058
Ross Stores Inc	43,900	1,874,969
Scripps Networks Interactive Inc ‘A’	30,800	1,278,200
Sears Holdings Corp * †	20,205	1,686,107
Staples Inc †	265,925	6,539,096
Starbucks Corp *	283,900	6,546,734
Starwood Hotels & Resorts Worldwide Inc †	71,270	2,606,344
Target Corp	280,500	13,567,785
The Black & Decker Corp †	23,800	1,542,954
The DIRECTV Group Inc ‘A’ *	356,700	11,895,945
The Gap Inc	173,310	3,630,845
The Goodyear Tire & Rubber Co * †	94,600	1,333,860
The Home Depot Inc †	642,450	18,586,078
The Interpublic Group of Cos Inc * †	186,658	1,377,536
The McGraw-Hill Cos Inc	121,700	4,078,167
The New York Times Co ‘A’ * †	32,600	402,936
The Sherwin-Williams Co	38,400	2,367,360
The TJX Cos Inc	154,300	5,639,665
The Walt Disney Co †	732,806	23,632,993
The Washington Post Co ‘B’ †	2,020	887,992
Tiffany & Co †	48,100	2,068,300
Time Warner Cable Inc	136,195	5,637,111
Time Warner Inc	446,519	13,011,564
VF Corp	34,400	2,519,456
Viacom Inc ‘B’ *	227,343	6,758,907
Whirlpool Corp †	27,105	2,186,289
Wyndham Worldwide Corp	69,985	1,411,597
Wynn Resorts Ltd †	26,300	1,531,449
Yum! Brands Inc	177,580	6,209,973

		360,355,331

Consumer Staples - 11.3%

Altria Group Inc †	783,052	15,371,311
Archer-Daniels-Midland Co	247,494	7,749,037
Avon Products Inc	164,900	5,194,350
Brown-Forman Corp ‘B’ †	38,477	2,061,213
Campbell Soup Co †	77,500	2,619,500
Coca-Cola Enterprises Inc	123,000	2,607,600
Colgate-Palmolive Co †	187,800	15,427,770
ConAgra Foods Inc †	173,500	3,999,175
Constellation Brands Inc ‘A’ * †	77,100	1,228,203
Costco Wholesale Corp †	161,444	9,552,641
CVS Caremark Corp	533,288	17,177,206
Dean Foods Co * †	69,300	1,250,172
Dr Pepper Snapple Group Inc †	98,600	2,790,380
General Mills Inc	126,400	8,950,384
H.J. Heinz Co	121,850	5,210,306
Hormel Foods Corp †	22,100	849,745
Kellogg Co †	97,700	5,197,640
Kimberly-Clark Corp	159,561	10,165,631
Kraft Foods Inc ‘A’	562,559	15,290,354
Lorillard Inc	58,400	4,685,432
McCormick & Co Inc †	44,800	1,618,624
Mead Johnson Nutrition Co ‘A’	74,200	3,242,540
Molson Coors Brewing Co ‘B’	58,380	2,636,441
PepsiCo Inc	592,780	36,041,024
Philip Morris International Inc	719,952	34,694,487
Reynolds American Inc	65,800	3,485,426
Safeway Inc †	161,900	3,446,851
Sara Lee Corp	251,025	3,057,484
SUPERVALU Inc	82,690	1,050,990
Sysco Corp †	219,400	6,130,036
The Clorox Co †	54,000	3,294,000
The Coca-Cola Co	875,700	49,914,900
The Estee Lauder Cos Inc ‘A’	45,600	2,205,216
The Hershey Co †	59,300	2,122,347
The J.M. Smucker Co	46,400	2,865,200
The Kroger Co †	236,600	4,857,398
The Pepsi Bottling Group Inc	50,900	1,908,750
The Procter & Gamble Co	1,104,279	66,952,436
Tyson Foods Inc ‘A’ †	116,000	1,423,320
Wal-Mart Stores Inc	806,500	43,107,425
Walgreen Co	369,100	13,553,352
Whole Foods Market Inc * †	55,000	1,509,750

		426,496,047

Energy - 11.4%

Anadarko Petroleum Corp	184,176	11,496,266
Apache Corp	125,044	12,900,789
Baker Hughes Inc †	119,300	4,829,264
BJ Services Co †	114,100	2,122,260
Cabot Oil & Gas Corp †	40,500	1,765,395
Cameron International Corp *	93,300	3,899,940
Chesapeake Energy Corp †	239,500	6,198,260
Chevron Corp	758,134	58,368,737
ConocoPhillips	560,839	28,642,048

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
CONSOL Energy Inc †	70,000	$3,486,000
Denbury Resources Inc * †	89,700	1,327,560
Devon Energy Corp †	164,992	12,126,912
Diamond Offshore Drilling Inc †	27,100	2,667,182
El Paso Corp	256,525	2,521,641
EOG Resources Inc †	94,400	9,185,120
Exxon Mobil Corp †	1,796,878	122,529,111
FMC Technologies Inc *	48,800	2,822,592
Halliburton Co †	335,200	10,086,168
Hess Corp	109,400	6,618,700
Marathon Oil Corp	272,418	8,504,890
Massey Energy Co †	34,300	1,440,943
Murphy Oil Corp	70,400	3,815,680
Nabors Industries Ltd * † (Bermuda)	110,138	2,410,921
National Oilwell Varco Inc †	158,328	6,980,681
Noble Energy Inc	66,900	4,764,618
Occidental Petroleum Corp	306,900	24,966,315
Peabody Energy Corp †	98,600	4,457,706
Pioneer Natural Resources Co †	45,400	2,186,918
Range Resources Corp †	56,500	2,816,525
Rowan Cos Inc *	44,800	1,014,272
Schlumberger Ltd (Netherlands)	453,900	29,544,351
Smith International Inc †	95,400	2,592,018
Southwestern Energy Co *	132,400	6,381,680
Spectra Energy Corp	238,336	4,888,271
Sunoco Inc †	45,714	1,193,135
Tesoro Corp †	54,500	738,475
The Williams Cos Inc	224,500	4,732,460
Valero Energy Corp	214,500	3,592,875
XTO Energy Inc	216,875	10,091,194

		430,707,873

Financials - 14.3%

Aflac Inc	179,900	8,320,375
American Express Co	452,500	18,335,300
American International Group Inc * †	52,432	1,571,911
Ameriprise Financial Inc	99,740	3,871,907
Aon Corp	105,825	4,057,330
Apartment Investment & Management Co ‘A’ REIT †	48,981	779,778
Assurant Inc †	46,100	1,359,028
AvalonBay Communities Inc REIT †	31,224	2,563,803
Bank of America Corp	3,755,640	56,559,938
BB&T Corp †	260,519	6,609,367
Boston Properties Inc REIT †	53,300	3,574,831
Capital One Financial Corp †	173,100	6,636,654
CB Richard Ellis Group Inc ‘A’ * †	92,900	1,260,653
Cincinnati Financial Corp †	63,687	1,671,147
Citigroup Inc †	7,369,619	24,393,439
CME Group Inc	24,932	8,375,905
Comerica Inc †	59,150	1,749,066
Discover Financial Services	208,701	3,069,992
E*TRADE FINANCIAL Corp * †	618,200	1,081,850
Equity Residential REIT †	106,000	3,580,680
Federated Investors Inc ‘B’ †	35,300	970,750
Fifth Third Bancorp †	292,243	2,849,369
First Horizon National Corp * †	86,908	1,164,566
Franklin Resources Inc	57,900	6,099,765
Genworth Financial Inc ‘A’ * †	174,800	1,983,980
HCP Inc REIT †	112,400	3,432,696
Health Care REIT Inc	43,500	1,927,920
Host Hotels & Resorts Inc REIT * †	234,964	2,742,030
Hudson City Bancorp Inc †	192,000	2,636,160
Huntington Bancshares Inc †	268,023	978,284
IntercontinentalExchange Inc * †	27,200	3,054,560
Invesco Ltd (Bermuda)	157,800	3,706,722
Janus Capital Group Inc †	63,000	847,350
JPMorgan Chase & Co	1,489,450	62,065,381
KeyCorp	317,700	1,763,235
Kimco Realty Corp REIT †	142,500	1,928,025
Legg Mason Inc †	63,300	1,909,128
Leucadia National Corp * †	70,700	1,681,953
Lincoln National Corp	110,982	2,761,232
Loews Corp	140,100	5,092,635
M&T Bank Corp †	28,600	1,913,054
Marsh & McLennan Cos Inc	199,300	4,400,544
Marshall & Ilsley Corp †	192,798	1,050,749
MetLife Inc	304,800	10,774,680
Moody’s Corp †	74,000	1,983,200
Morgan Stanley	509,303	15,075,369
Northern Trust Corp †	92,000	4,820,800
NYSE Euronext †	100,400	2,540,120
People’s United Financial Inc	136,000	2,271,200
Plum Creek Timber Co Inc REIT †	64,400	2,431,744
Principal Financial Group Inc †	121,600	2,923,264
ProLogis REIT †	170,200	2,330,038
Prudential Financial Inc	174,400	8,678,144
Public Storage REIT †	49,200	4,007,340
Regions Financial Corp †	462,379	2,445,985
Simon Property Group Inc REIT †	105,886	8,449,703
SLM Corp * †	184,000	2,073,680
State Street Corp	187,000	8,141,980
SunTrust Banks Inc †	194,100	3,938,289
T. Rowe Price Group Inc †	99,000	5,271,750
The Allstate Corp	206,978	6,217,619
The Bank of New York Mellon Corp	448,689	12,549,831
The Charles Schwab Corp	354,600	6,673,572
The Chubb Corp	133,300	6,555,694
The Goldman Sachs Group Inc	194,250	32,797,170
The Hartford Financial Services Group Inc †	149,700	3,482,022
The NASDAQ OMX Group Inc * †	53,900	1,068,298
The PNC Financial Services Group Inc †	174,277	9,200,083
The Progressive Corp * †	261,900	4,711,581
The Travelers Cos Inc	202,342	10,088,772
Torchmark Corp †	33,400	1,467,930
U.S. Bancorp	729,199	16,414,269
Unum Group	128,705	2,512,322
Ventas Inc REIT †	60,800	2,659,392
Vornado Realty Trust REIT †	57,532	4,023,788
Wells Fargo & Co	1,931,634	52,134,802
XL Capital Ltd ‘A’ † (Cayman)	133,800	2,452,554
Zions Bancorp †	46,300	594,029

		540,144,056

Health Care - 12.6%

Abbott Laboratories	584,700	31,567,953
Aetna Inc	159,456	5,054,755
Allergan Inc †	115,700	7,290,257
AmerisourceBergen Corp	115,200	3,003,264
Amgen Inc *	382,440	21,634,631
Baxter International Inc †	224,600	13,179,528
Becton Dickinson & Co	89,400	7,050,084
Biogen Idec Inc *	106,030	5,672,605
Boston Scientific Corp *	565,789	5,092,101
Bristol-Myers Squibb Co	649,800	16,407,450
C.R. Bard Inc †	38,700	3,014,730
Cardinal Health Inc	134,575	4,338,698
CareFusion Corp *	67,287	1,682,848
Celgene Corp * †	176,900	9,849,792
Cephalon Inc * †	25,700	1,603,937
CIGNA Corp	99,400	3,505,838
Coventry Health Care Inc * †	58,300	1,416,107
DaVita Inc *	40,500	2,378,970
DENTSPLY International Inc †	58,200	2,046,894
Eli Lilly & Co †	376,900	13,459,099
Express Scripts Inc *	104,500	9,034,025
Forest Laboratories Inc * †	117,000	3,756,870
Genzyme Corp *	96,700	4,739,267
Gilead Sciences Inc *	344,600	14,914,288
Hospira Inc *	58,060	2,961,060

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Humana Inc *	61,800	$2,712,402
IMS Health Inc	63,190	1,330,781
Intuitive Surgical Inc * †	14,752	4,474,577
Johnson & Johnson	1,042,722	67,161,724
King Pharmaceuticals Inc * †	97,533	1,196,730
Laboratory Corp of America Holdings * †	42,100	3,150,764
Life Technologies Corp * †	67,469	3,523,906
McKesson Corp	103,839	6,489,937
Medco Health Solutions Inc *	183,270	11,712,786
Medtronic Inc	418,400	18,401,232
Merck & Co Inc	1,154,160	42,173,006
Millipore Corp * †	21,852	1,580,992
Mylan Inc * †	118,450	2,183,034
Patterson Cos Inc * †	36,600	1,024,068
PerkinElmer Inc †	38,500	792,715
Pfizer Inc	3,049,935	55,478,318
Quest Diagnostics Inc †	56,200	3,393,356
St. Jude Medical Inc *	130,524	4,800,673
Stryker Corp †	103,900	5,233,443
Tenet Healthcare Corp * †	145,450	783,976
Thermo Fisher Scientific Inc *	157,100	7,492,099
UnitedHealth Group Inc	438,504	13,365,602
Varian Medical Systems Inc * †	48,500	2,272,225
Waters Corp *	37,900	2,348,284
Watson Pharmaceuticals Inc * †	41,000	1,624,010
WellPoint Inc *	173,136	10,092,097
Zimmer Holdings Inc *	83,230	4,919,725

		474,367,513

Industrials - 10.2%

3M Co †	267,600	22,122,492
Avery Dennison Corp †	44,400	1,620,156
Burlington Northern Santa Fe Corp	100,810	9,941,882
C.H. Robinson Worldwide Inc †	66,000	3,876,180
Caterpillar Inc †	233,000	13,278,670
Cintas Corp †	51,700	1,346,785
CSX Corp †	152,300	7,385,027
Cummins Inc	78,000	3,577,080
Danaher Corp †	98,500	7,407,200
Deere & Co †	157,100	8,497,539
Dover Corp †	72,600	3,020,886
Eaton Corp	64,160	4,081,859
Emerson Electric Co	285,100	12,145,260
Equifax Inc	49,700	1,535,233
Expeditors International of Washington Inc	82,400	2,861,752
Fastenal Co †	50,400	2,098,656
FedEx Corp	116,288	9,704,234
First Solar Inc * †	18,200	2,464,280
Flowserve Corp	21,800	2,060,754
Fluor Corp	64,700	2,914,088
General Dynamics Corp	148,680	10,135,516
General Electric Co	4,026,200	60,916,406
Goodrich Corp	48,200	3,096,850
Honeywell International Inc	283,475	11,112,220
Illinois Tool Works Inc †	145,700	6,992,143
Iron Mountain Inc *	65,500	1,490,780
ITT Corp †	70,700	3,516,618
Jacobs Engineering Group Inc * †	47,800	1,797,758
L-3 Communications Holdings Inc	45,976	3,997,613
Lockheed Martin Corp	118,442	8,924,605
Masco Corp †	140,500	1,940,305
Monster Worldwide Inc * †	50,800	883,920
Norfolk Southern Corp †	141,700	7,427,914
Northrop Grumman Corp	122,120	6,820,402
PACCAR Inc †	140,070	5,080,339
Pall Corp	46,466	1,682,069
Parker-Hannifin Corp	62,362	3,360,064
Pitney Bowes Inc †	80,700	1,836,732
Precision Castparts Corp	54,100	5,969,935
Quanta Services Inc * †	76,600	1,596,344
Raytheon Co	141,100	7,269,472
Republic Services Inc	125,000	3,538,750
Robert Half International Inc †	59,300	1,585,089
Rockwell Automation Inc †	55,200	2,593,296
Rockwell Collins Inc	61,600	3,410,176
Roper Industries Inc	34,100	1,785,817
RR Donnelley & Sons Co †	80,900	1,801,643
Ryder System Inc	22,200	913,974
Snap-on Inc	22,950	969,867
Southwest Airlines Co †	287,630	3,287,611
Stericycle Inc * †	33,500	1,848,195
Textron Inc †	103,300	1,943,073
The Boeing Co †	274,761	14,872,813
The Dun & Bradstreet Corp †	20,900	1,763,333
The Stanley Works †	31,200	1,607,112
Union Pacific Corp †	187,800	12,000,420
United Parcel Service Inc ‘B’	375,300	21,530,961
United Technologies Corp	354,500	24,605,845
W.W. Grainger Inc †	24,900	2,411,067
Waste Management Inc †	189,960	6,422,548

		386,679,608

Information Technology - 19.7%

Adobe Systems Inc *	202,100	7,433,238
Advanced Micro Devices Inc * †	221,400	2,143,152
Affiliated Computer Services Inc ‘A’ * †	34,400	2,053,336
Agilent Technologies Inc *	129,432	4,021,452
Akamai Technologies Inc * †	66,500	1,684,445
Altera Corp	102,800	2,326,364
Amphenol Corp ‘A’	66,600	3,075,588
Analog Devices Inc †	107,300	3,388,534
Apple Inc *	340,500	71,797,830
Applied Materials Inc †	489,900	6,829,206
Autodesk Inc * †	88,040	2,237,096
Automatic Data Processing Inc †	194,800	8,341,336
BMC Software Inc *	71,800	2,879,180
Broadcom Corp ‘A’ * †	157,464	4,952,243
CA Inc	153,373	3,444,758
Cisco Systems Inc *	2,174,216	52,050,731
Citrix Systems Inc *	70,200	2,921,022
Cognizant Technology Solutions Corp ‘A’ *	113,100	5,123,430
Computer Sciences Corp *	55,000	3,164,150
Compuware Corp *	80,400	581,292
Corning Inc	580,591	11,211,212
Dell Inc * †	642,200	9,221,992
eBay Inc *	419,000	9,863,260
Electronic Arts Inc * †	124,800	2,215,200
EMC Corp *	761,050	13,295,544
Fidelity National Information Services Inc †	117,400	2,751,856
Fiserv Inc * †	60,750	2,945,160
FLIR Systems Inc * †	52,600	1,721,072
Google Inc ‘A’ *	91,080	56,467,778
Harris Corp	52,200	2,482,110
Hewlett-Packard Co	896,073	46,156,720
Intel Corp	2,086,920	42,573,168
International Business Machines Corp †	496,581	65,002,453
Intuit Inc * †	124,900	3,835,679
Jabil Circuit Inc †	70,500	1,224,585
JDS Uniphase Corp *	86,686	715,160
Juniper Networks Inc *	201,400	5,371,338
KLA-Tencor Corp	66,400	2,401,024
Lexmark International Inc ‘A’ * †	31,200	810,576
Linear Technology Corp †	86,900	2,653,926
LSI Corp * †	227,700	1,368,477
MasterCard Inc ‘A’ †	35,740	9,148,725
McAfee Inc *	60,000	2,434,200
MEMC Electronic Materials Inc * †	87,200	1,187,664
Microchip Technology Inc †	71,600	2,080,696
Micron Technology Inc * †	321,000	3,389,760
Microsoft Corp	2,919,572	89,017,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Molex Inc	46,200	$995,610
Motorola Inc *	861,702	6,686,808
National Semiconductor Corp †	79,500	1,221,120
NetApp Inc * †	124,309	4,274,987
Novell Inc *	109,300	453,595
Novellus Systems Inc * †	39,000	910,260
NVIDIA Corp * †	201,900	3,771,492
Oracle Corp	1,477,736	36,263,641
Paychex Inc †	124,600	3,817,744
QLogic Corp * †	48,300	911,421
QUALCOMM Inc	631,100	29,194,686
Red Hat Inc *	74,100	2,289,690
SAIC Inc *	106,600	2,019,004
salesforce.com inc *	41,100	3,031,947
SanDisk Corp * †	88,200	2,556,918
Sun Microsystems Inc *	275,725	2,583,543
Symantec Corp * †	315,135	5,637,765
Tellabs Inc * †	157,000	891,760
Teradata Corp *	61,700	1,939,231
Teradyne Inc * †	70,600	757,538
Texas Instruments Inc	465,870	12,140,572
The Western Union Co	268,837	5,067,578
Total System Services Inc †	65,700	1,134,639
VeriSign Inc * †	74,900	1,815,576
Visa Inc ‘A’	167,800	14,675,788
Western Digital Corp *	87,500	3,863,125
Xerox Corp †	317,700	2,687,742
Xilinx Inc †	107,100	2,683,926
Yahoo! Inc *	442,408	7,423,606

		743,696,780

Materials - 3.6%

Air Products & Chemicals Inc	78,500	6,363,210
Airgas Inc	31,600	1,504,160
AK Steel Holding Corp †	44,400	947,940
Alcoa Inc †	359,372	5,793,077
Allegheny Technologies Inc †	38,102	1,705,826
Ball Corp †	36,900	1,907,730
Bemis Co Inc †	34,700	1,028,855
CF Industries Holdings Inc †	17,300	1,570,494
Cliffs Natural Resources Inc	47,000	2,166,230
E.I. du Pont de Nemours & Co	347,482	11,699,719
Eastman Chemical Co †	28,525	1,718,346
Ecolab Inc	86,280	3,846,362
FMC Corp	28,400	1,583,584
Freeport-McMoRan Copper & Gold Inc * †	160,923	12,920,508
International Flavors & Fragrances Inc	25,500	1,049,070
International Paper Co †	166,227	4,451,559
MeadWestvaco Corp †	67,427	1,930,435
Monsanto Co	205,998	16,840,336
Newmont Mining Corp	181,122	8,568,882
Nucor Corp	115,400	5,383,410
Owens-Illinois Inc * †	65,400	2,149,698
Pactiv Corp *	51,700	1,248,038
PPG Industries Inc	63,900	3,740,706
Praxair Inc	115,700	9,291,867
Sealed Air Corp †	54,220	1,185,249
Sigma-Aldrich Corp †	47,700	2,410,281
The Dow Chemical Co	431,685	11,927,457
Titanium Metals Corp * †	22,800	285,456
United States Steel Corp †	51,660	2,847,499
Vulcan Materials Co †	47,200	2,486,024
Weyerhaeuser Co †	81,800	3,528,852

		134,080,860

Telecommunication Services - 3.1%

American Tower Corp ‘A’ *	153,500	6,632,735
AT&T Inc	2,230,179	62,511,918
CenturyTel Inc †	107,333	3,886,528
Frontier Communications Corp †	98,800	771,628
MetroPCS Communications Inc * †	99,600	759,948
Qwest Communications International Inc †	570,092	2,400,087
Sprint Nextel Corp * †	1,091,627	3,995,355
Verizon Communications Inc	1,073,754	35,573,470
Windstream Corp †	153,186	1,683,514

		118,215,183

Utilities - 3.7%

Allegheny Energy Inc †	66,300	1,556,724
Ameren Corp †	90,800	2,537,860
American Electric Power Co Inc	175,060	6,090,337
CenterPoint Energy Inc	136,929	1,986,840
CMS Energy Corp †	90,100	1,410,966
Consolidated Edison Inc †	106,100	4,820,123
Constellation Energy Group Inc	74,250	2,611,373
Dominion Resources Inc †	225,170	8,763,616
DTE Energy Co †	57,800	2,519,502
Duke Energy Corp	482,072	8,296,459
Edison International	126,300	4,392,714
Entergy Corp	73,300	5,998,872
EQT Corp †	45,900	2,015,928
Exelon Corp	245,124	11,979,210
FirstEnergy Corp	117,880	5,475,526
FPL Group Inc	154,500	8,160,690
Integrys Energy Group Inc †	27,020	1,134,570
Nicor Inc †	12,600	530,460
NiSource Inc	108,773	1,672,929
Northeast Utilities	67,900	1,751,141
Pepco Holdings Inc †	95,300	1,605,805
PG&E Corp †	141,400	6,313,510
Pinnacle West Capital Corp	41,700	1,525,386
PPL Corp	139,032	4,492,124
Progress Energy Inc	106,800	4,379,868
Public Service Enterprise Group Inc	188,900	6,280,925
Questar Corp	62,100	2,581,497
SCANA Corp †	41,500	1,563,720
Sempra Energy †	90,258	5,052,643
TECO Energy Inc †	68,800	1,115,936
The AES Corp * †	259,982	3,460,360
The Southern Co	296,600	9,882,712
Wisconsin Energy Corp †	45,800	2,282,214
Xcel Energy Inc	174,679	3,706,688

		137,949,228

Total Common Stocks
(Cost $3,657,701,784)		3,752,692,479

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $17,498,010; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $17,850,000)	$17,498,000	17,498,000

Total Short-Term Investment
(Cost $17,498,000)		17,498,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.9%
(Cost $3,675,199,784)		3,770,190,479

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.9%

Pacific Select Liquidating Trust Ω	40,067,985	$39,993,459
Pacific Select Sigma Liquidating Trust ¤ ж	3,027,857	128,714
State Street Navigator Securities Lending Trust-PSF Portfolio	30,967,200	30,967,200

Total Securities Lending Collateral
(Cost $70,146,009)		71,089,373

TOTAL INVESTMENTS - 101.8%
(Cost $3,745,345,793)		3,841,279,852

OTHER ASSETS & LIABILITIES, NET - (1.8%)		(68,527,959)

NET ASSETS - 100.0%		$3,772,751,893

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	19.7%
Financials	14.3%
Health Care	12.6%
Energy	11.4%
Consumer Staples	11.3%
Industrials	10.2%
Consumer Discretionary	9.6%
Utilities	3.7%
Materials	3.6%
Telecommunication Services	3.1%
Short-Term Investment & Securities Lending Collateral	2.3%

101.8%
Other Assets & Liabilities, Net	(1.8%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $128,714 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Open futures contracts outstanding as of December 31, 2009 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 (03/10)	74	$20,365,285	$182,665

(f)	As of December 31, 2009, $2,214,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

GreenHunter Energy Inc Exp. 09/15/11 * ж +	209	$-

Industrials - 0.0%

Builders FirstSource Inc Exp. 01/14/10 * †	12,311	3,013

Total Rights
(Cost $0)		3,013

COMMON STOCKS - 98.9%

Consumer Discretionary - 13.6%

1-800-FLOWERS.COM Inc ‘A’ * †	13,205	34,993
99 Cents Only Stores *	23,351	305,198
AFC Enterprises Inc *	12,350	100,776
Ambassadors Group Inc	9,862	131,066
America’s Car-Mart Inc *	4,300	113,219
American Apparel Inc * †	18,200	56,420
American Axle & Manufacturing Holdings Inc *	19,450	155,989
American Greetings Corp ‘A’	19,612	427,345
American Public Education Inc * †	8,229	282,748
Amerigon Inc * †	10,890	86,467
Ameristar Casinos Inc †	13,202	201,066
AnnTaylor Stores Corp *	27,800	379,192
Arbitron Inc †	12,083	282,984
ArvinMeritor Inc * †	37,626	420,659
Asbury Automotive Group Inc *	16,442	189,576
Ascent Media Corp ‘A’ *	7,200	183,816
Audiovox Corp ‘A’ *	8,912	63,186
Bally Technologies Inc *	26,220	1,082,624
Beazer Homes USA Inc * †	17,159	83,050
bebe Stores Inc	11,507	72,149
Belo Corp ‘A’	46,130	250,947
Benihana Inc ‘A’ * †	6,200	23,498
Big 5 Sporting Goods Corp	11,042	189,702
BJ’s Restaurants Inc * †	9,798	184,398
Blue Nile Inc *	6,379	403,982
Bluegreen Corp * †	7,288	17,637
Blyth Inc	3,026	102,037
Bob Evans Farms Inc	15,791	457,149
Books-A-Million Inc †	3,700	24,864
Borders Group Inc * †	23,545	27,783
Bridgepoint Education Inc * †	6,900	103,638
Brookfield Homes Corp * †	5,491	43,928
Brown Shoe Co Inc	21,275	209,984
Brunswick Corp	44,600	566,866
Buffalo Wild Wings Inc *	8,260	332,630
Build-A-Bear Workshop Inc * †	8,544	41,780
Cabela’s Inc * †	18,341	261,543
California Pizza Kitchen Inc *	9,647	129,752
Callaway Golf Co †	29,003	218,683
Capella Education Co * †	6,812	512,944
Caribou Coffee Co Inc * †	3,500	27,020
Carmike Cinemas Inc * †	5,200	39,312
Carrols Restaurant Group Inc *	5,300	37,471
Carter’s Inc *	26,970	707,962
Cavco Industries Inc * †	3,300	118,536
CEC Entertainment Inc * †	11,428	364,782
Charming Shoppes Inc * †	58,962	381,484
Cherokee Inc †	2,646	47,152
China Automotive Systems Inc * †	3,300	61,743
ChinaCast Education Corp *	14,700	111,132
Christopher & Banks Corp	18,371	139,987
Churchill Downs Inc	4,848	181,073
Cinemark Holdings Inc	16,463	236,573
Citi Trends Inc * †	7,513	207,509
CKE Restaurants Inc	25,019	211,661
CKX Inc *	29,919	157,673
Coinstar Inc * †	14,065	390,726
Coldwater Creek Inc * †	29,200	130,232
Collective Brands Inc * †	30,587	696,466
Columbia Sportswear Co	5,194	202,774
Conn’s Inc * †	5,050	29,492
Cooper Tire & Rubber Co	29,039	582,232
Core-Mark Holding Co Inc *	4,903	161,603
Corinthian Colleges Inc * †	37,746	519,762
CPI Corp	2,600	31,928
Cracker Barrel Old Country Store Inc †	10,457	397,261
Crocs Inc *	42,900	246,675
Crown Media Holdings Inc ‘A’ * †	7,379	10,700
CSS Industries Inc	3,921	76,224
Dana Holding Corp *	67,100	727,364
Deckers Outdoor Corp *	6,259	636,665
Denny’s Corp *	51,054	111,808
Destination Maternity Corp *	2,200	41,800
Dillard’s Inc ‘A’ †	24,200	446,490
DineEquity Inc * †	9,043	219,654
Dolan Media Co * †	13,319	135,987
Domino’s Pizza Inc * †	18,868	158,114
Dorman Products Inc *	5,400	84,564
Dover Downs Gaming & Entertainment Inc	7,421	28,051
Drew Industries Inc * †	9,409	194,296
drugstore.com Inc * †	45,400	140,286
DSW Inc ‘A’ * †	5,412	140,063
Eastman Kodak Co * †	133,700	564,214
Einstein Noah Restaurant Group Inc *	2,000	19,660
Ethan Allen Interiors Inc	10,695	143,527
EW Scripps Co ‘A’ *	13,000	90,480
Exide Technologies *	24,558	174,607
FGX International Holdings Ltd * (United Kingdom)	6,953	136,209
Fisher Communications Inc *	3,003	48,799
Fossil Inc *	23,687	794,936
Fred’s Inc ‘A’	17,554	179,051
Frisch’s Restaurants Inc	1,100	26,235
Fuel Systems Solutions Inc * †	6,500	268,060
Fuqi International Inc *	5,600	100,520
Furniture Brands International Inc * †	21,702	118,493
G-III Apparel Group Ltd * †	6,674	144,626
Gaiam Inc ‘A’ * †	8,278	63,658
Gander Mountain Co *	3,700	18,870
Gaylord Entertainment Co * †	18,713	369,582
Genesco Inc *	10,678	293,218
Global Sources Ltd * † (Bermuda)	7,891	49,319
Grand Canyon Education Inc * †	8,023	152,517
Great Wolf Resorts Inc *	14,440	34,223
Group 1 Automotive Inc * †	11,184	317,066
Harte-Hanks Inc	19,700	212,366
Haverty Furniture Cos Inc	9,101	124,957
Hawk Corp ‘A’ *	2,800	49,308
Helen of Troy Ltd * (Bermuda)	14,841	363,011
hhgregg Inc * †	5,813	128,060
Hibbett Sports Inc *	12,969	285,188
Hooker Furniture Corp †	5,300	65,561
Hot Topic Inc * †	18,799	119,562
Hovnanian Enterprises Inc ‘A’ * †	23,704	91,023
HSN Inc *	20,200	407,838
Iconix Brand Group Inc * †	35,510	449,201
Interval Leisure Group Inc *	20,200	251,894
iRobot Corp * †	9,981	175,666
Isle of Capri Casinos Inc *	7,944	59,421
J. Crew Group Inc *	24,782	1,108,747

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Jack in the Box Inc *	27,442	$539,784
Jackson Hewitt Tax Service Inc * †	11,382	50,081
JAKKS Pacific Inc * †	12,237	148,312
Jo-Ann Stores Inc * †	12,399	449,340
Jones Apparel Group Inc	42,800	687,368
Jos. A. Bank Clothiers Inc * †	8,476	357,602
Journal Communications Inc ‘A’	21,528	83,744
K-Swiss Inc ‘A’ * †	13,558	134,767
K12 Inc *	10,876	220,456
Kenneth Cole Productions Inc ‘A’ *	2,654	25,611
Kirkland’s Inc *	5,300	92,061
Knology Inc *	14,756	161,578
Krispy Kreme Doughnuts Inc * †	31,564	93,114
La-Z-Boy Inc *	26,253	250,191
Lakes Entertainment Inc * †	9,200	23,092
Landry’s Restaurants Inc * †	3,211	68,362
LeapFrog Enterprises Inc * †	17,065	66,724
Learning Tree International Inc *	4,400	52,536
Life Time Fitness Inc * †	20,419	509,046
LIN TV Corp ‘A’ *	14,386	64,162
Lincoln Educational Services Corp *	3,752	81,306
Lithia Motors Inc ‘A’ *	8,900	73,158
Live Nation Inc * †	42,825	364,441
Liz Claiborne Inc * †	45,100	253,913
LodgeNet Interactive Corp * †	10,300	56,959
Luby’s Inc *	10,500	38,640
Lululemon Athletica Inc *	20,553	618,645
Lumber Liquidators Holdings Inc *	6,600	176,880
M/I Homes Inc *	8,687	90,258
Mac-Gray Corp * †	5,700	58,710
Maidenform Brands Inc *	8,390	140,029
Marcus Corp	10,357	132,777
Marine Products Corp †	5,182	25,547
Martha Stewart Living Omnimedia Inc ‘A’ * †	13,828	68,310
Matthews International Corp ‘A’	15,207	538,784
McCormick & Schmick’s Seafood Restaurants Inc * †	7,200	50,112
Mediacom Communications Corp ‘A’ *	21,898	97,884
Meritage Homes Corp * †	16,053	310,304
Midas Inc *	7,394	62,479
Modine Manufacturing Co *	21,829	258,455
Monarch Casino & Resort Inc *	4,466	36,175
Monro Muffler Brake Inc	7,505	250,967
Morgans Hotel Group Co * †	12,064	54,650
Movado Group Inc †	8,227	79,966
Multimedia Games Inc * †	13,500	81,135
National CineMedia Inc	21,645	358,658
National Presto Industries Inc	2,087	227,963
New York & Co Inc *	11,835	50,772
NIVS IntelliMedia Technology Group Inc *	2,900	7,482
Nobel Learning Communities Inc * †	1,800	13,662
NutriSystem Inc †	14,500	451,965
O’Charley’s Inc * †	8,886	58,203
OfficeMax Inc *	38,500	488,565
Orbitz Worldwide Inc *	17,539	128,736
Orient-Express Hotels Ltd ‘A’ * † (Bermuda)	39,200	397,488
Outdoor Channel Holdings Inc * †	8,000	46,400
Overstock.com Inc * †	8,044	109,077
Oxford Industries Inc	6,505	134,523
P.F. Chang’s China Bistro Inc * †	11,001	417,048
Pacific Sunwear of California Inc * †	33,619	133,804
Papa John’s International Inc *	10,735	250,770
Peet’s Coffee & Tea Inc * †	5,006	166,850
Perry Ellis International Inc *	3,927	59,141
PetMed Express Inc †	10,461	184,427
Pier 1 Imports Inc *	53,897	274,336
Pinnacle Entertainment Inc * †	30,817	276,737
Playboy Enterprises Inc ‘B’ * †	11,407	36,502
Polaris Industries Inc †	15,290	667,103
Pool Corp †	24,000	457,920
Pre-Paid Legal Services Inc * †	3,707	152,284
Primedia Inc	12,016	43,378
Quiksilver Inc *	65,580	132,472
Raser Technologies Inc * †	26,244	32,543
RC2 Corp *	9,906	146,113
RCN Corp *	19,074	206,953
Reading International Inc ‘A’ * †	8,200	33,210
Red Lion Hotels Corp * †	6,100	30,134
Red Robin Gourmet Burgers Inc * †	6,447	115,401
Regis Corp	26,727	416,139
Rent-A-Center Inc *	31,821	563,868
Rentrak Corp *	4,800	84,816
Retail Ventures Inc *	13,087	116,343
Rex Stores Corp *	3,800	53,428
Ruby Tuesday Inc *	31,358	225,778
Rue21 Inc *	2,700	75,843
Ruth’s Hospitality Group Inc *	10,154	21,222
Saks Inc * †	60,500	396,880
Sally Beauty Holdings Inc * †	48,208	368,791
Scholastic Corp	11,363	338,958
Sealy Corp * †	21,940	69,330
Shoe Carnival Inc *	4,697	96,148
Shuffle Master Inc *	27,469	226,345
Shutterfly Inc *	9,606	171,083
Sinclair Broadcast Group Inc ‘A’ * †	24,529	98,852
Skechers U.S.A. Inc ‘A’ *	15,760	463,502
Skyline Corp	3,499	64,382
Smith & Wesson Holding Corp * †	25,413	103,939
Sonic Automotive Inc ‘A’ *	14,017	145,637
Sonic Corp *	30,378	305,906
Sotheby’s †	33,599	755,305
Spartan Motors Inc	16,531	93,070
Spectrum Group International Inc * †	1,619	3,028
Speedway Motorsports Inc †	6,843	120,574
Sport Supply Group Inc	5,500	69,245
Stage Stores Inc	19,399	239,772
Stamps.com Inc * †	6,554	58,986
Standard Motor Products Inc *	8,000	68,160
Standard Pacific Corp *	51,613	193,033
Stanley Furniture Co Inc * †	5,000	50,750
Stein Mart Inc *	13,121	139,870
Steiner Leisure Ltd * (Bahamas)	7,463	296,729
Steinway Musical Instruments Inc *	3,617	57,546
Steven Madden Ltd *	7,213	297,464
Stewart Enterprises Inc ‘A’ †	41,130	211,819
Stoneridge Inc * †	7,382	66,512
Sturm Ruger & Co Inc †	7,400	71,780
Superior Industries International Inc	11,812	180,724
Syms Corp * †	3,200	23,136
Systemax Inc †	5,145	80,828
Tempur-Pedic International Inc *	36,645	865,921
Tenneco Inc *	28,245	500,784
Texas Roadhouse Inc *	25,318	284,321
The Buckle Inc †	12,204	357,333
The Cato Corp ‘A’	12,979	260,359
The Cheesecake Factory Inc * †	28,400	613,156
The Children’s Place Retail Stores Inc * †	10,239	337,989
The Dress Barn Inc * †	28,619	661,099
The Finish Line Inc ‘A’	21,717	272,548
The Gymboree Corp *	13,803	600,292
The Men’s Wearhouse Inc	26,374	555,436
The Pep Boys-Manny, Moe & Jack	25,037	211,813
The Princeton Review Inc * †	7,600	30,856
The Ryland Group Inc †	20,100	395,970
The Steak n Shake Co * †	604	195,768
The Talbots Inc * †	12,488	111,268
The Timberland Co ‘A’ *	22,220	398,405
The Warnaco Group Inc *	21,950	926,070
The Wet Seal Inc ‘A’ *	49,560	170,982
Ticketmaster Entertainment Inc *	19,200	234,624

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Town Sports International Holdings Inc * †	8,934	$20,816
Tractor Supply Co * †	17,455	924,417
True Religion Apparel Inc *	12,655	233,991
Tuesday Morning Corp * †	15,691	40,483
Tupperware Brands Corp	31,130	1,449,724
U.S. Auto Parts Network Inc * †	6,900	35,880
Ulta Salon Cosmetics & Fragrance Inc *	14,000	254,240
Under Armour Inc ‘A’ *	16,900	460,863
Unifi Inc *	23,300	90,404
UniFirst Corp	7,244	348,509
Universal Electronics Inc *	5,995	139,204
Universal Technical Institute Inc *	10,203	206,101
Universal Travel Group *	5,000	50,700
Vail Resorts Inc * †	14,615	552,447
Valassis Communications Inc *	24,361	444,832
Value Line Inc	400	10,044
Vitacost.com Inc *	3,900	40,638
Vitamin Shoppe Inc * †	3,600	80,064
Volcom Inc * †	9,511	159,214
West Marine Inc *	6,900	55,614
Weyco Group Inc †	3,601	85,128
Winnebago Industries Inc * †	14,460	176,412
Wolverine World Wide Inc	23,894	650,395
Wonder Auto Technology Inc *	7,700	90,552
World Wrestling Entertainment Inc ‘A’ †	9,170	140,576
Youbet.com Inc * †	14,400	41,328
Zale Corp * †	10,482	28,511
Zumiez Inc *	10,252	130,405

		63,109,270

Consumer Staples - 3.4%

AgFeed Industries Inc * †	14,100	70,500
Alico Inc †	1,749	49,776
Alliance One International Inc * †	40,976	199,963
American Dairy Inc * †	4,467	96,844
American Italian Pasta Co ‘A’ *	9,700	337,463
American Oriental Bioengineering Inc * †	31,600	146,940
Arden Group Inc ‘A’	582	55,651
B&G Foods Inc ‘A’	12,700	116,586
Bare Escentuals Inc *	33,700	412,151
Cal-Maine Foods Inc †	6,365	216,919
Calavo Growers Inc †	5,300	90,100
Casey’s General Stores Inc	24,717	788,967
Central Garden & Pet Co ‘A’ *	31,825	316,340
Chattem Inc * †	9,302	867,877
China Sky One Medical Inc * †	5,300	120,575
China-Biotics Inc *	4,400	68,068
Chiquita Brands International Inc *	22,178	400,091
Coca-Cola Bottling Co Consolidated	2,151	116,197
Darling International Inc *	42,181	353,477
Diamond Foods Inc †	8,000	284,320
Diedrich Coffee Inc *	1,400	48,790
Dole Food Co Inc * †	15,700	194,837
Elizabeth Arden Inc *	12,409	179,186
Farmer Bros. Co †	3,355	66,228
Fresh Del Monte Produce Inc * (Cayman)	21,032	464,807
Griffin Land & Nurseries Inc	1,600	46,608
Harbinger Group Inc *	4,200	29,484
Heckmann Corp *	40,900	204,091
HQ Sustainable Maritime Industries Inc *	4,400	30,976
Imperial Sugar Co †	5,628	98,152
Ingles Markets Inc ‘A’ †	6,761	102,294
Inter Parfums Inc	6,919	84,204
J&J Snack Foods Corp	7,284	291,069
Lancaster Colony Corp	9,268	460,620
Lance Inc	14,199	373,434
Lifeway Foods Inc * †	2,100	24,948
Mannatech Inc	8,226	25,665
Medifast Inc *	5,900	180,422
Nash Finch Co †	6,433	238,600
National Beverage Corp * †	4,952	68,635
Nu Skin Enterprises Inc ‘A’	23,403	628,839
Nutraceutical International Corp *	5,600	69,272
Oil-Dri Corp of America †	1,000	15,500
Omega Protein Corp *	9,700	42,292
Orchids Paper Products Co *	2,300	46,046
Overhill Farms Inc *	8,100	39,366
Prestige Brands Holdings Inc *	16,786	131,938
PriceSmart Inc	8,167	166,933
Revlon Inc ‘A’ *	10,300	175,203
Ruddick Corp †	20,182	519,283
Sanderson Farms Inc †	9,374	395,208
Schiff Nutrition International Inc	3,200	25,024
Seneca Foods Corp ‘A’ *	4,200	100,254
Smart Balance Inc * †	32,100	192,600
Spartan Stores Inc	11,117	158,862
Star Scientific Inc * †	37,700	26,390
Susser Holdings Corp *	4,300	36,937
Synutra International Inc * †	8,916	120,455
The Andersons Inc	8,680	224,118
The Boston Beer Co Inc ‘A’ *	3,933	183,278
The Female Health Co * †	9,700	45,881
The Great Atlantic & Pacific Tea Co Inc * †	16,107	189,901
The Hain Celestial Group Inc * †	18,556	315,637
The Pantry Inc *	9,540	129,649
Tootsie Roll Industries Inc †	12,378	338,910
TreeHouse Foods Inc * †	15,506	602,563
United Natural Foods Inc *	21,956	587,103
Universal Corp †	11,764	536,556
USANA Health Sciences Inc * †	3,227	102,941
Vector Group Ltd †	19,886	278,404
Village Super Market ‘A’	3,044	83,162
WD-40 Co	8,227	266,226
Weis Markets Inc	5,668	206,088
Winn-Dixie Stores Inc *	27,967	280,789
Zhongpin Inc * †	10,800	168,588

		15,752,051

Energy - 5.1%

Allis-Chalmers Energy Inc * †	26,384	99,468
Alon USA Energy Inc †	3,751	25,657
Apco Oil and Gas International Inc (Cayman) †	4,480	99,008
Approach Resources Inc *	6,743	52,056
Arena Resources Inc *	19,125	824,670
Atlas Energy Inc	32,381	976,935
ATP Oil & Gas Corp * †	19,048	348,197
Basic Energy Services Inc *	10,961	97,553
Berry Petroleum Co ‘A’ †	21,666	631,564
Bill Barrett Corp * †	19,312	600,796
Bolt Technology Corp * †	4,500	49,590
Boots & Coots Inc * †	40,000	66,000
BPZ Resources Inc * †	45,419	431,480
Brigham Exploration Co * †	47,501	643,639
Bristow Group Inc *	16,980	652,881
Bronco Drilling Co Inc *	9,747	49,417
Cal Dive International Inc *	22,340	168,890
CARBO Ceramics Inc †	9,105	620,688
Carrizo Oil & Gas Inc * †	13,389	354,675
Cheniere Energy Inc * †	27,600	66,792
Clayton Williams Energy Inc *	2,936	102,877
Clean Energy Fuels Corp * †	16,723	257,701
Cloud Peak Energy Inc *	13,800	200,928
Complete Production Services Inc *	29,923	388,999
Contango Oil & Gas Co *	6,127	288,030
CREDO Petroleum Corp * †	4,500	41,850
Crosstex Energy Inc	19,014	115,035
Cubic Energy Inc * †	11,200	16,688
CVR Energy Inc *	12,078	82,855
Dawson Geophysical Co * †	3,110	71,872
Delek US Holdings Inc †	6,234	42,454

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Delta Petroleum Corp * †	90,996	$94,636
DHT Maritime Inc †	20,723	76,261
Dril-Quip Inc *	14,469	817,209
Endeavour International Corp * †	61,500	66,420
ENGlobal Corp *	8,482	26,549
Evergreen Energy Inc * †	61,515	21,100
FX Energy Inc *	20,572	58,630
General Maritime Corp †	25,050	175,099
Geokinetics Inc *	3,007	28,927
Georesources Inc * †	3,800	51,908
Global Industries Ltd * †	51,100	364,343
GMX Resources Inc *	14,568	200,164
Golar LNG Ltd * † (Bermuda)	17,491	224,235
Goodrich Petroleum Corp * †	11,276	274,571
Gran Tierra Energy Inc *	102,700	588,471
Green Plains Renewable Energy Inc * †	4,700	69,889
Gulf Island Fabrication Inc	6,300	132,489
GulfMark Offshore Inc *	11,533	326,499
Gulfport Energy Corp *	13,351	152,869
Harvest Natural Resources Inc *	17,196	90,967
Hercules Offshore Inc *	54,800	261,944
Hornbeck Offshore Services Inc *	10,389	241,856
International Coal Group Inc *	45,279	174,777
ION Geophysical Corp *	49,757	294,561
Isramco Inc *	500	35,750
James River Coal Co *	12,800	237,184
Key Energy Services Inc *	62,800	552,012
Knightsbridge Tankers Ltd † (Bermuda)	8,472	112,339
Lufkin Industries Inc	6,918	506,398
Matrix Service Co *	13,337	142,039
McMoRan Exploration Co * †	36,698	294,318
Natural Gas Services Group Inc *	6,200	116,870
Newpark Resources Inc *	47,819	202,274
Nordic American Tanker Shipping Ltd † (Bermuda)	21,076	632,280
Northern Oil & Gas Inc *	16,100	190,624
Oilsands Quest Inc *	99,581	114,518
OYO Geospace Corp * †	2,015	86,423
Panhandle Oil & Gas Inc ‘A’ †	3,800	98,420
Parker Drilling Co *	59,363	293,847
Patriot Coal Corp * †	35,800	553,468
Penn Virginia Corp	21,910	466,464
Petroleum Development Corp *	8,837	160,922
PetroQuest Energy Inc *	23,302	142,841
PHI Inc *	7,382	152,807
Pioneer Drilling Co *	21,158	167,148
PrimeEnergy Corp * †	300	10,917
Rex Energy Corp *	12,629	151,548
Rosetta Resources Inc *	26,644	531,015
RPC Inc	15,824	164,570
Ship Finance International Ltd † (Bermuda)	22,258	303,377
Stone Energy Corp *	19,941	359,935
Sulphco Inc * †	25,196	16,881
Superior Well Services Inc * †	7,941	113,239
Swift Energy Co *	18,136	434,539
Syntroleum Corp *	32,200	85,652
T-3 Energy Services Inc *	6,363	162,257
Teekay Tankers Ltd ‘A’ †	3,225	27,509
TETRA Technologies Inc * †	38,600	427,688
TGC Industries Inc *	8,100	31,671
Toreador Resources Corp †	10,353	102,495
Union Drilling Inc *	5,472	34,200
Uranerz Energy Corp *	26,800	34,840
Uranium Energy Corp * †	23,700	89,586
USEC Inc * †	57,117	219,900
Vaalco Energy Inc	29,722	135,235
Vantage Drilling Co * (Cayman)	26,400	42,504
Venoco Inc *	9,205	120,033
W&T Offshore Inc	17,300	202,410
Warren Resources Inc *	30,048	73,618
Western Refining Inc * †	18,200	85,722
Westmoreland Coal Co * †	5,400	48,114
Willbros Group Inc * †	20,199	340,757
World Fuel Services Corp †	28,176	754,835
Zion Oil & Gas Inc * †	4,749	33,955

		23,681,567

Financials - 20.0%

1st Source Corp	7,576	121,898
Abington Bancorp Inc	11,182	77,044
Acadia Realty Trust REIT	20,308	342,596
Advance America Cash Advance Centers Inc	22,267	123,805
Agree Realty Corp REIT	3,676	85,614
Alexander’s Inc REIT *	1,129	343,690
Alliance Financial Corp †	2,000	54,300
Allied Capital Corp *	91,500	330,315
Ambac Financial Group Inc * †	137,100	113,793
American Campus Communities Inc REIT	26,416	742,290
American Capital Agency Corp REIT	7,200	191,088
American Capital Ltd *	142,400	347,456
American Equity Investment Life Holding Co	27,359	203,551
American National Bankshares Inc †	3,700	81,030
American Physicians Capital Inc	3,556	107,818
American Physicians Service Group Inc †	3,300	76,131
American Realty Investors Inc * †	1,000	12,250
American Safety Insurance Holdings Ltd * (Bermuda)	4,500	65,025
Ameris Bancorp †	6,747	48,312
Amerisafe Inc *	9,442	169,673
Ames National Corp †	3,300	69,663
AmTrust Financial Services Inc	11,433	135,138
Anworth Mortgage Asset Corp REIT	52,377	366,639
Apollo Commercial Real Estate Finance Inc REIT *	3,600	64,764
Apollo Investment Corp	79,497	757,606
Ares Capital Corp	51,926	646,479
Argo Group International Holdings Ltd * (Bermuda)	15,353	447,386
Arrow Financial Corp †	4,846	121,150
Artio Global Investors Inc *	12,700	323,723
Ashford Hospitality Trust Inc REIT *	28,738	133,344
Asset Acceptance Capital Corp * †	7,552	51,203
Associated Estates Realty Corp REIT	7,642	86,125
Assured Guaranty Ltd (Bermuda)	59,740	1,299,942
Astoria Financial Corp †	40,900	508,387
Auburn National Bancorporation Inc †	1,500	29,535
Avatar Holdings Inc *	3,135	53,326
Baldwin & Lyons Inc ‘B’ †	4,270	105,085
BancFirst Corp †	3,191	118,195
Banco Latinoamericano de Comerico Exterior SA ‘E’ (Panama)	14,057	195,392
Bancorp Rhode Island Inc †	1,700	43,656
Bank Mutual Corp	24,064	166,523
Bank of Kentucky Financial Corp	1,500	28,170
Bank of Marin Bancorp	2,600	84,656
Bank of the Ozarks Inc †	6,569	192,275
BankFinancial Corp †	10,681	105,742
Banner Corp †	7,842	21,017
Bar Harbor Bankshares	1,500	41,175
Beneficial Mutual Bancorp Inc *	17,094	168,205
Berkshire Hills Bancorp Inc	7,085	146,518
BGC Partners Inc ‘A’	23,588	108,977
BioMed Realty Trust Inc REIT	49,591	782,546
BlackRock Kelso Capital Corp	6,117	52,117
Boston Private Financial Holdings Inc †	35,902	207,155
Bridge Bancorp Inc †	3,600	86,544
Broadpoint Gleacher Securities Inc * †	24,300	108,378
Brookline Bancorp Inc	30,273	300,005
Brooklyn Federal Bancorp Inc †	2,300	23,092
Bryn Mawr Bank Corp †	3,400	51,306
Calamos Asset Management Inc ‘A’	10,111	116,580

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

California First National Bancorp	600	$7,836
Camden National Corp †	3,900	127,530
Cape Bancorp Inc *	5,700	38,304
Capital City Bank Group Inc †	6,012	83,206
Capital Southwest Corp †	1,460	115,048
CapLease Inc REIT †	23,217	101,690
Capstead Mortgage Corp REIT	32,300	440,895
Cardinal Financial Corp	14,500	126,730
Cardtronics Inc *	5,854	64,804
Care Investment Trust Inc REIT †	6,400	49,792
Cash America International Inc	14,134	494,125
Cathay General Bancorp	28,353	214,065
CBL & Associates Properties Inc REIT	68,000	657,560
Cedar Shopping Centers Inc REIT	21,567	146,656
Center Bancorp Inc †	7,551	67,355
Centerstate Banks Inc †	7,400	74,666
Central Pacific Financial Corp * †	9,052	11,858
Century Bancorp Inc ‘A’	2,300	50,669
Chemical Financial Corp †	10,629	250,632
Cheviot Financial Corp †	1,100	8,129
Chicopee Bancorp Inc * †	3,100	38,688
China Housing & Land Development Inc * †	12,500	51,625
Citizens & Northern Corp	4,600	43,884
Citizens Holding Co †	1,900	42,541
Citizens Inc * †	16,292	106,387
Citizens Republic Bancorp Inc * †	44,438	30,662
City Holding Co †	8,200	265,106
Clifton Savings Bancorp Inc †	4,829	45,248
CNA Surety Corp *	8,383	124,823
CNB Financial Corp †	4,300	68,757
CoBiz Financial Inc	11,913	56,587
Cogdell Spencer Inc REIT	14,100	79,806
Cohen & Steers Inc †	8,770	200,307
Colonial Properties Trust REIT	31,200	365,976
Colony Financial Inc REIT	5,900	120,183
Columbia Banking System Inc †	13,178	213,220
Community Bank System Inc †	16,736	323,172
Community Trust Bancorp Inc †	7,706	188,412
Compass Diversified Holdings	12,258	156,412
CompuCredit Holdings Corp †	8,593	28,615
Conseco Inc * †	96,200	481,000
Consolidated-Tomoka Land Co †	2,932	102,444
Cousins Properties Inc REIT	34,719	264,906
Cowen Group Inc ‘A’ * †	8,000	47,360
Crawford & Co ‘B’ * †	10,528	41,480
Credit Acceptance Corp *	3,026	127,395
CreXus Investment Corp REIT *	5,100	71,196
CVB Financial Corp †	41,121	355,285
Cypress Sharpridge Investments Inc REIT	7,900	106,729
Danvers Bancorp Inc †	9,300	120,807
DCT Industrial Trust Inc REIT	98,893	496,443
Delphi Financial Group Inc ‘A’	22,378	500,596
Developers Diversified Realty Corp REIT †	77,300	715,798
Diamond Hill Investment Group Inc †	1,200	77,076
DiamondRock Hospitality Co REIT	55,993	474,261
Dime Community Bancshares Inc	13,231	155,067
Dollar Financial Corp *	12,334	291,822
Donegal Group Inc ‘A’	6,015	93,473
Doral Financial Corp *	2,800	10,164
Duff & Phelps Corp ‘A’	8,238	150,426
DuPont Fabros Technology Inc REIT	13,550	243,764
Dynex Capital Inc REIT	5,400	47,142
E*TRADE FINANCIAL Corp *	762,900	1,335,075
Eagle Bancorp Inc *	6,100	63,867
East West Bancorp Inc	45,900	725,220
Eastern Insurance Holdings Inc	3,700	31,894
EastGroup Properties Inc REIT †	12,982	496,951
Education Realty Trust Inc REIT	25,449	123,173
eHealth Inc *	12,646	207,774
EMC Insurance Group Inc †	2,563	55,130
Employers Holdings Inc	23,252	356,686
Encore Capital Group Inc * †	7,046	122,600
Enstar Group Ltd * † (Bermuda)	3,592	262,288
Enterprise Bancorp Inc	2,300	25,185
Enterprise Financial Services Corp †	5,485	42,289
Entertainment Properties Trust REIT †	19,906	702,085
Epoch Holding Corp †	5,161	53,932
Equity Lifestyle Properties Inc REIT	12,328	622,194
Equity One Inc REIT	16,368	264,671
ESB Financial Corp †	4,500	59,490
ESSA Bancorp Inc	7,800	91,260
Evercore Partners Inc ‘A’ †	6,627	201,461
Extra Space Storage Inc REIT †	44,223	510,776
Ezcorp Inc ‘A’ *	22,500	387,225
F.N.B. Corp †	55,781	378,753
Farmers Capital Bank Corp †	3,600	36,792
FBL Financial Group Inc ‘A’ †	6,780	125,566
FBR Capital Markets Corp *	7,539	46,591
FelCor Lodging Trust Inc REIT *	33,503	120,611
Fifth Street Finance Corp	14,500	155,730
Financial Federal Corp	13,264	364,760
Financial Institutions Inc †	5,500	64,790
First Acceptance Corp * †	8,367	16,316
First BanCorp †	41,052	94,420
First BanCorp NC †	7,224	100,919
First Bancorp Inc ME †	4,500	69,390
First Busey Corp	19,215	74,746
First California Financial Group Inc * †	3,800	10,412
First Cash Financial Services Inc *	10,265	227,780
First Commonwealth Financial Corp †	43,563	202,568
First Community Bancshares Inc	6,051	72,915
First Defiance Financial Corp	4,000	45,160
First Financial Bancorp	24,331	354,259
First Financial Bankshares Inc †	10,647	577,387
First Financial Corp †	6,073	185,348
First Financial Holdings Inc †	6,821	88,605
First Financial Northwest Inc †	9,400	61,570
First Financial Service Corp †	2,500	22,650
First Industrial Realty Trust Inc REIT *	23,284	121,775
First Merchants Corp †	10,796	64,128
First Mercury Financial Corp	7,084	97,122
First Midwest Bancorp Inc †	25,604	278,828
First Potomac Realty Trust REIT	14,020	176,231
First South Bancorp Inc †	4,164	42,889
FirstMerit Corp †	40,095	807,513
Flagstar Bancorp Inc * †	35,022	21,013
Flagstone Reinsurance Holdings Ltd (Bermuda)	21,044	230,221
Flushing Financial Corp	13,331	150,107
Forestar Group Inc *	18,300	402,234
Fox Chase Bancorp Inc * †	2,800	26,656
FPIC Insurance Group Inc *	2,879	111,187
Franklin Street Properties Corp REIT	31,629	462,100
GAMCO Investors Inc ‘A’	3,632	175,389
German American Bancorp Inc †	5,500	89,375
Getty Realty Corp REIT	8,992	211,582
GFI Group Inc	33,284	152,108
Glacier Bancorp Inc †	31,524	432,509
Gladstone Capital Corp	10,787	83,060
Gladstone Commercial Corp REIT	4,900	65,709
Gladstone Investment Corp	11,500	52,440
Glimcher Realty Trust REIT †	25,936	70,027
Government Properties Income Trust REIT †	5,500	126,390
Gramercy Capital Corp REIT * †	22,352	57,892
Great Southern Bancorp Inc †	5,000	106,800
Greenlight Capital Re Ltd ‘A’ * † (Cayman)	14,400	339,408
Guaranty Bancorp * †	27,243	35,961
Hallmark Financial Services Inc *	5,954	47,394
Hampton Roads Bankshares Inc †	9,100	15,743
Hancock Holding Co †	13,424	587,837

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Harleysville Group Inc †	6,978	$221,831
Harleysville National Corp †	22,156	142,685
Harris & Harris Group Inc * †	13,300	60,781
Hatteras Financial Corp REIT †	17,000	475,320
Healthcare Realty Trust Inc REIT	28,998	622,297
Heartland Financial USA Inc †	6,566	94,222
Hercules Technology Growth Capital Inc	17,151	178,199
Heritage Financial Corp †	3,600	49,608
Heritage Financial Group †	700	5,075
Hersha Hospitality Trust REIT	22,215	69,755
Highwoods Properties Inc REIT †	35,477	1,183,158
Hilltop Holdings Inc *	19,931	231,997
Home Bancorp Inc * †	5,300	64,607
Home BancShares Inc †	7,673	184,689
Home Federal Bancorp Inc	8,700	115,797
Home Properties Inc REIT †	16,706	797,043
Horace Mann Educators Corp	20,044	250,550
Iberiabank Corp	10,053	540,952
Independence Holding Co †	3,141	18,218
Independent Bank Corp †	10,583	221,079
Infinity Property & Casualty Corp	6,991	284,114
Inland Real Estate Corp REIT †	35,399	288,502
International Assets Holding Corp *	6,441	93,652
International Bancshares Corp	26,679	505,033
Invesco Mortgage Capital Inc REIT	4,200	95,592
Investors Bancorp Inc *	23,688	259,147
Investors Real Estate Trust REIT	33,677	303,093
iStar Financial Inc REIT * †	51,000	130,560
JMP Group Inc †	8,500	82,620
K-Fed Bancorp †	1,700	14,943
Kansas City Life Insurance Co	2,185	65,004
KBW Inc * †	17,766	486,078
Kearny Financial Corp †	9,482	95,579
Kentucky First Federal Bancorp †	1,300	14,300
Kilroy Realty Corp REIT †	20,900	641,003
Kite Realty Group Trust REIT	20,297	82,609
Knight Capital Group Inc ‘A’ * †	44,209	680,819
Kohlberg Capital Corp †	9,147	41,710
LaBranche & Co Inc * †	28,277	80,307
Lakeland Bancorp Inc †	10,087	64,456
Lakeland Financial Corp	6,452	111,297
LaSalle Hotel Properties REIT †	31,472	668,151
Legacy Bancorp Inc †	4,600	45,356
Lexington Realty Trust REIT †	46,101	280,294
Life Partners Holdings Inc †	3,800	80,522
LTC Properties Inc REIT	11,836	316,613
Maiden Holdings Ltd (Bermuda)	25,000	183,000
Main Street Capital Corp †	3,600	58,032
MainSource Financial Group Inc †	10,506	50,219
MarketAxess Holdings Inc	16,525	229,697
Max Capital Group Ltd (Bermuda)	22,978	512,409
MB Financial Inc †	24,265	478,506
MCG Capital Corp *	35,532	153,498
Meadowbrook Insurance Group Inc	30,076	222,562
Medallion Financial Corp	7,700	62,909
Medical Properties Trust Inc REIT †	41,095	410,950
Mercer Insurance Group Inc †	2,700	49,059
Merchants Bancshares Inc	2,300	52,072
Meridian Interstate Bancorp Inc * †	5,000	43,450
Metro Bancorp Inc *	3,600	45,252
MF Global Ltd * (Bermuda)	49,600	344,720
MFA Financial Inc REIT	138,394	1,017,196
MGIC Investment Corp *	58,700	339,286
Mid-America Apartment Communities Inc REIT †	13,355	644,779
MidSouth Bancorp Inc	2,800	38,920
Mission West Properties Inc REIT	7,975	57,340
Monmouth Real Estate Investment Corp ‘A’ REIT †	10,400	77,376
Montpelier Re Holdings Ltd † (Bermuda)	41,740	722,937
MVC Capital Inc †	11,246	132,703
Nara Bancorp Inc *	14,774	167,537
NASB Financial Inc †	1,735	40,408
National Bankshares Inc †	4,000	113,160
National Financial Partners Corp *	20,720	167,625
National Health Investors Inc REIT	13,344	493,595
National Interstate Corp †	3,220	54,611
National Penn Bancshares Inc †	63,841	369,639
National Retail Properties Inc REIT	40,292	854,996
National Western Life Insurance Co ‘A’	1,212	210,427
NBT Bancorp Inc †	17,536	357,208
Nelnet Inc ‘A’	9,881	170,250
NewAlliance Bancshares Inc †	51,198	614,888
NewStar Financial Inc *	11,614	45,527
NGP Capital Resources Co	11,081	90,089
Northeast Community Bancorp Inc †	4,100	26,937
Northfield Bancorp Inc †	9,942	134,416
Northrim BanCorp Inc	3,800	64,144
NorthStar Realty Finance Corp REIT	30,359	104,131
Northwest Bancshares Inc * †	20,260	229,343
Norwood Financial Corp	900	25,731
NYMAGIC Inc	2,489	41,293
OceanFirst Financial Corp	5,200	58,760
Ocwen Financial Corp *	27,019	258,572
Ohio Valley Banc Corp †	2,000	44,060
Old National Bancorp †	41,573	516,752
Old Point Financial Corp †	1,500	23,325
Old Second Bancorp Inc †	7,148	49,250
Omega Healthcare Investors Inc REIT	41,690	810,870
Oppenheimer Holdings Inc ‘A’ †	4,800	159,456
optionsXpress Holdings Inc	21,707	335,373
Oriental Financial Group Inc	12,428	134,222
Oritani Financial Corp †	4,640	63,707
Orrstown Financial Services Inc †	2,900	101,152
Pacific Capital Bancorp †	19,121	18,356
Pacific Continental Corp	7,200	82,368
PacWest Bancorp †	12,291	247,664
Park National Corp †	5,611	330,376
Parkway Properties Inc REIT	11,050	230,061
Peapack-Gladstone Financial Corp †	4,525	57,377
PennantPark Investment Corp	10,762	95,997
Penns Woods Bancorp Inc	1,800	58,392
Pennsylvania REIT †	18,385	155,537
Pennymac Mortgage Investment Trust REIT *	7,200	123,696
Penson Worldwide Inc * †	9,795	88,743
Peoples Bancorp Inc †	5,296	51,265
Peoples Financial Corp †	1,700	34,544
PHH Corp * †	26,648	429,299
PICO Holdings Inc * †	10,785	352,993
Pinnacle Financial Partners Inc * †	15,921	226,397
Piper Jaffray Cos * †	9,275	469,408
Platinum Underwriters Holdings Ltd (Bermuda)	24,497	937,990
PMA Capital Corp ‘A’ *	16,839	106,086
Porter Bancorp Inc	2,000	30,080
Portfolio Recovery Associates Inc * †	7,850	352,308
Post Properties Inc REIT	22,686	444,646
Potlatch Corp REIT †	20,224	644,741
PremierWest Bancorp †	11,310	16,060
Presidential Life Corp	10,580	96,807
Primus Guaranty Ltd * (Bermuda)	12,497	38,116
PrivateBancorp Inc	24,279	217,783
ProAssurance Corp *	16,301	875,527
Prospect Capital Corp †	29,358	346,718
Prosperity Bancshares Inc †	23,222	939,794
Provident Financial Services Inc †	30,705	327,008
Provident New York Bancorp †	16,883	142,493
Prudential Bancorp Inc of Pennsylvania	2,900	27,608
PS Business Parks Inc REIT	8,562	428,528
Pzena Investment Management Inc ‘A’ *	3,321	27,033
QC Holdings Inc	2,800	13,468
Radian Group Inc †	37,900	277,049
RAIT Financial Trust REIT * †	28,275	37,040

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Ramco-Gershenson Properties Trust REIT †	11,132	$106,199
Redwood Trust Inc REIT †	39,648	573,310
Renasant Corp †	10,765	146,404
Republic Bancorp Inc ‘A’	4,762	98,097
Republic First Bancorp Inc * †	4,500	19,215
Resource America Inc ‘A’	6,475	26,159
Resource Capital Corp REIT	10,697	52,629
Rewards Network Inc	3,133	39,601
Riskmetrics Group Inc * †	11,008	175,137
RLI Corp †	9,290	494,692
Rockville Financial Inc †	4,359	45,769
Roma Financial Corp †	4,405	54,446
S&T Bancorp Inc †	12,023	204,511
S.Y. Bancorp Inc †	5,579	119,112
Safeguard Scientifics Inc *	9,888	101,945
Safety Insurance Group Inc	5,923	214,590
Sanders Morris Harris Group Inc †	9,335	51,342
Sandy Spring Bancorp Inc †	8,572	76,205
Santander BanCorp * †	2,149	26,390
Saul Centers Inc REIT	3,098	101,490
SCBT Financial Corp †	5,912	163,703
SeaBright Insurance Holdings Inc *	8,769	100,756
Selective Insurance Group Inc	27,041	444,824
Shore Bancshares Inc †	4,400	63,624
Sierra Bancorp †	3,689	28,147
Signature Bank *	19,721	629,100
Simmons First National Corp ‘A’	7,247	201,467
Smithtown Bancorp Inc †	7,500	44,625
Southside Bancshares Inc	6,475	127,039
Southwest Bancorp Inc	7,230	50,176
Sovran Self Storage Inc REIT	12,909	461,239
Starwood Property Trust Inc REIT †	21,500	406,135
State Auto Financial Corp	7,203	133,255
State Bancorp Inc †	7,300	51,903
StellarOne Corp †	11,600	115,536
Sterling Bancorp	9,275	66,223
Sterling Bancshares Inc	36,671	188,122
Sterling Financial Corp * †	27,398	16,987
Stewart Information Services Corp †	6,923	78,091
Stifel Financial Corp * †	14,605	865,200
Strategic Hotels & Resorts Inc REIT * †	31,641	58,852
Suffolk Bancorp †	4,853	144,134
Sun Bancorp Inc * †	7,172	26,895
Sun Communities Inc REIT	8,412	166,137
Sunstone Hotel Investors Inc REIT * †	47,128	418,497
Susquehanna Bancshares Inc †	44,061	259,519
SVB Financial Group * †	19,648	819,125
SWS Group Inc	12,350	149,435
Tanger Factory Outlet Centers Inc REIT †	19,448	758,278
Tejon Ranch Co *	5,471	159,863
Territorial Bancorp Inc *	5,800	104,690
Teton Advisors Inc	61	975
Texas Capital Bancshares Inc *	18,217	254,309
The Bancorp Inc *	7,800	53,508
The First Marblehead Corp * †	32,300	68,799
The First of Long Island Corp	2,700	68,175
The Navigators Group Inc *	5,832	274,746
The Phoenix Cos Inc * †	60,530	168,273
The PMI Group Inc * †	28,800	72,576
The South Financial Group Inc	78,238	50,440
Thomas Weisel Partners Group Inc * †	10,364	39,176
TICC Capital Corp	15,500	93,775
Tompkins Financial Corp †	4,272	173,016
Tower Bancorp Inc	1,700	38,845
Tower Group Inc	22,193	519,538
TowneBank †	10,700	124,976
TradeStation Group Inc *	17,062	134,619
Transcontinental Realty Investors Inc *	1,400	16,674
Tree.com Inc * †	2,900	26,535
Triangle Capital Corp	3,800	45,942
Trico Bancshares †	6,993	116,433
Trustco Bank Corp NY †	39,033	245,908
Trustmark Corp †	30,105	678,567
U-Store-It Trust REIT	38,065	278,636
U.S. Global Investors Inc ‘A’ †	6,360	78,292
UMB Financial Corp	16,384	644,710
UMH Properties Inc REIT †	4,100	34,768
Umpqua Holdings Corp †	41,622	558,151
Union Bankshares Corp	7,748	95,998
United America Indemnity Ltd ‘A’ * (Cayman)	19,196	152,032
United Bankshares Inc †	19,560	390,613
United Community Banks Inc *	44,156	149,689
United Financial Bancorp Inc	8,400	110,124
United Fire & Casualty Co	11,335	206,637
United Security Bancshares Inc	2,900	49,706
Universal Health Realty Income Trust REIT	5,651	181,002
Universal Insurance Holdings Inc	6,200	36,394
Univest Corp of Pennsylvania †	7,357	128,968
Urstadt Biddle Properties Inc ‘A’ REIT	10,445	159,495
ViewPoint Financial Group †	5,253	75,696
Virtus Investment Partners Inc *	3,081	48,988
Walter Investment Management Corp REIT	10,100	144,733
Washington Banking Co	5,900	70,446
Washington REIT †	29,407	810,163
Washington Trust Bancorp Inc †	7,358	114,638
Waterstone Financial Inc * †	3,724	7,634
Webster Financial Corp †	33,300	395,271
WesBanco Inc †	11,437	141,133
West Bancorp Inc †	8,700	42,891
Westamerica Bancorp †	14,116	781,603
Western Alliance Bancorp *	23,502	88,838
Westfield Financial Inc	17,006	140,299
Westwood Holdings Group Inc †	2,800	101,752
Wilber Corp	3,900	28,080
Wilshire Bancorp Inc †	9,640	78,952
Winthrop Realty Trust REIT	6,985	75,857
Wintrust Financial Corp †	11,086	341,338
World Acceptance Corp * †	7,486	268,223
WSFS Financial Corp	3,225	82,657
Yadkin Valley Financial Corp	8,200	30,012
Zenith National Insurance Corp †	18,271	543,745

		93,062,573

Health Care - 14.1%

Abaxis Inc *	10,820	276,451
ABIOMED Inc * †	15,825	138,311
Accelrys Inc *	13,900	79,647
Accuray Inc *	20,342	114,119
Acorda Therapeutics Inc *	19,198	484,174
Acura Pharmaceuticals Inc * †	4,300	22,919
Adolor Corp * †	23,600	34,456
Affymax Inc * †	7,786	192,626
Affymetrix Inc *	36,294	211,957
AGA Medical Holdings Inc *	5,600	82,712
Air Methods Corp *	4,953	166,520
Akorn Inc * †	27,342	48,942
Albany Molecular Research Inc *	12,623	114,617
Align Technology Inc * †	29,560	526,759
Alkermes Inc *	48,283	454,343
Alliance HealthCare Services Inc * †	12,788	73,019
Allied Healthcare International Inc *	21,600	62,856
Allion Healthcare Inc *	9,700	63,632
Allos Therapeutics Inc * †	33,329	218,972
Almost Family Inc *	3,500	138,355
Alnylam Pharmaceuticals Inc * †	18,455	325,177
Alphatec Holdings Inc *	13,800	73,692
AMAG Pharmaceuticals Inc *	7,890	300,057
Amedisys Inc * †	12,980	630,309
America Service Group Inc	4,100	65,067
American Caresource Holdings Inc *	4,500	10,800

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

American Dental Partners Inc *	6,500	$83,850
American Medical Systems Holdings Inc * †	37,364	720,752
AMERIGROUP Corp *	25,066	675,779
AMICAS Inc *	16,900	91,936
Amicus Therapeutics Inc *	8,666	34,404
AMN Healthcare Services Inc *	16,695	151,257
AmSurg Corp *	15,772	347,299
Analogic Corp	6,591	253,819
AngioDynamics Inc *	12,566	202,061
Ardea Biosciences Inc * †	6,900	96,600
Arena Pharmaceuticals Inc * †	43,123	153,087
ARIAD Pharmaceuticals Inc * †	48,830	111,332
ArQule Inc * †	21,073	77,759
Array BioPharma Inc * †	25,011	70,281
ARYx Therapeutics Inc * †	11,200	35,952
Assisted Living Concepts Inc ‘A’ * †	4,971	131,085
athenahealth Inc *	16,655	753,472
Atrion Corp	800	124,576
ATS Medical Inc * †	23,500	75,905
Auxilium Pharmaceuticals Inc *	23,238	696,675
AVANIR Pharmaceuticals ‘A’ * †	31,100	59,090
AVI BioPharma Inc * †	39,300	57,378
Bio-Reference Labs Inc *	5,392	211,312
BioCryst Pharmaceuticals Inc * †	10,900	70,414
Biodel Inc *	8,621	37,415
BioDelivery Sciences International Inc * †	4,800	18,864
BioMimetic Therapeutics Inc * †	6,520	77,784
BioScrip Inc *	20,800	173,888
BioSpecifics Technologies Corp *	1,600	46,960
BMP Sunstone Corp *	18,366	104,503
Bovie Medical Corp * †	8,700	67,947
Bruker Corp *	25,129	303,056
Cadence Pharmaceuticals Inc * †	12,720	123,002
Cambrex Corp *	14,007	78,159
Cantel Medical Corp *	5,208	105,097
Capital Senior Living Corp *	11,317	56,811
Caraco Pharmaceutical Laboratories Ltd * †	5,146	31,082
Cardiac Science Corp *	9,700	21,631
CardioNet Inc * †	9,300	55,242
Cardiovascular Systems Inc *	4,700	21,573
Cardium Therapeutics Inc * †	23,600	16,048
Catalyst Health Solutions Inc *	18,660	680,530
Celera Corp * †	41,947	289,854
Cell Therapeutics Inc * †	268,400	305,976
Celldex Therapeutics Inc *	12,300	57,564
Centene Corp *	20,073	424,945
Cepheid Inc * †	29,661	370,169
Chelsea Therapeutics International Inc *	13,500	36,450
Chemed Corp	11,268	540,526
Chindex International Inc * †	6,900	97,497
Clarient Inc * †	14,500	38,425
Clinical Data Inc * †	6,000	109,560
Computer Programs & Systems Inc	4,357	200,640
Conceptus Inc *	15,684	294,232
CONMED Corp *	14,911	339,971
Continucare Corp * †	17,800	77,786
Cornerstone Therapeutics Inc *	3,000	18,300
Corvel Corp *	4,106	137,715
Cross Country Healthcare Inc *	16,148	160,027
CryoLife Inc *	12,431	79,807
Cubist Pharmaceuticals Inc *	28,688	544,211
Cumberland Pharmaceuticals Inc * †	3,800	51,642
Curis Inc * †	30,400	98,800
Cutera Inc *	6,800	57,868
Cyberonics Inc *	13,972	285,588
Cynosure Inc ‘A’ *	4,383	50,361
Cypress Bioscience Inc *	19,478	112,193
Cytokinetics Inc *	19,252	56,023
Cytori Therapeutics Inc * †	13,500	82,350
Delcath Systems Inc * †	13,000	66,820
Depomed Inc * †	26,100	87,435
DexCom Inc * †	23,500	189,880
Dionex Corp *	8,859	654,414
Discovery Laboratories Inc * †	47,249	29,696
DURECT Corp * †	41,590	102,727
Dyax Corp *	31,700	107,463
Eclipsys Corp *	28,633	530,283
Electro-Optical Sciences Inc * †	9,500	98,420
Emergency Medical Services Corp ‘A’ *	13,765	745,375
Emergent BioSolutions Inc *	8,194	111,356
Emeritus Corp * †	10,265	192,469
Endologix Inc *	21,800	115,104
EnteroMedics Inc *	9,700	5,432
Enzo Biochem Inc * †	16,433	88,410
Enzon Pharmaceuticals Inc * †	23,204	244,338
eResearchTechnology Inc *	21,891	131,565
ev3 Inc *	36,358	485,016
Exactech Inc *	4,300	74,433
Exelixis Inc * †	54,491	401,599
Facet Biotech Corp * †	12,580	221,156
Genomic Health Inc * †	7,005	137,018
Genoptix Inc * †	7,739	274,967
Gentiva Health Services Inc *	14,864	401,477
Geron Corp * †	43,423	240,998
Greatbatch Inc * †	11,854	227,952
GTx Inc * †	9,543	40,081
Haemonetics Corp *	12,116	668,197
Halozyme Therapeutics Inc * †	32,631	191,544
Hanger Orthopedic Group Inc *	12,700	175,641
Hansen Medical Inc * †	11,360	34,421
Harvard Bioscience Inc *	11,700	41,769
Health Grades Inc *	12,100	51,909
HealthSouth Corp * †	44,789	840,690
Healthspring Inc *	25,031	440,796
Healthways Inc *	17,283	316,970
HeartWare International Inc *	2,500	88,675
Hemispherx Biopharma Inc * †	56,600	31,696
Hi-Tech Pharmacal Co Inc *	3,700	103,785
HMS Holdings Corp *	12,174	592,752
Home Diagnostics Inc *	7,100	43,310
Human Genome Sciences Inc *	89,178	2,728,847
ICU Medical Inc *	5,526	201,367
Idenix Pharmaceuticals Inc *	13,365	28,735
Idera Pharmaceuticals Inc * †	11,200	57,904
Immucor Inc *	34,934	707,064
ImmunoGen Inc * †	26,900	211,434
Immunomedics Inc *	31,484	101,064
Impax Laboratories Inc *	31,000	421,600
Incyte Corp Ltd *	41,087	374,303
Infinity Pharmaceuticals Inc * †	8,600	53,148
Insmed Inc *	63,800	49,126
Inspire Pharmaceuticals Inc * †	28,700	158,424
Insulet Corp *	16,221	231,636
Integra LifeSciences Holdings Corp *	9,635	354,375
InterMune Inc * †	19,492	254,176
Invacare Corp †	14,363	358,213
inVentiv Health Inc *	17,166	277,574
IPC The Hospitalist Co Inc *	8,232	273,714
IRIS International Inc *	9,200	113,712
Isis Pharmaceuticals Inc * †	47,277	524,775
ISTA Pharmaceuticals Inc *	16,300	74,328
Javelin Pharmaceuticals Inc *	24,308	31,600
Kendle International Inc *	6,612	121,066
Kensey Nash Corp *	4,118	105,009
Kindred Healthcare Inc *	17,932	331,025
KV Pharmaceutical Co ‘A’ * †	15,941	58,503
Landauer Inc	4,715	289,501
Lannett Co Inc * †	4,600	27,186
LCA-Vision Inc *	7,600	38,912
Lexicon Pharmaceuticals Inc * †	43,500	73,950

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

LHC Group Inc * †	7,041	$236,648
Ligand Pharmaceuticals Inc ‘B’ *	57,868	125,574
Luminex Corp * †	21,279	317,695
Magellan Health Services Inc *	16,860	686,708
MAKO Surgical Corp * †	7,600	84,360
MannKind Corp * †	27,573	241,539
MAP Pharmaceuticals Inc * †	3,451	32,888
Martek Biosciences Corp *	15,144	286,827
Masimo Corp *	25,730	782,707
Matrixx Initiatives Inc * †	1,300	5,486
Maxygen Inc *	12,419	75,632
MedAssets Inc * †	20,076	425,812
MedCath Corp *	7,571	59,887
Medical Action Industries Inc *	6,838	109,818
Medicis Pharmaceutical Corp ‘A’	28,446	769,464
Medidata Solutions Inc *	3,300	51,480
Medivation Inc * †	13,646	513,772
MedQuist Inc †	4,100	27,429
Merge Healthcare Inc *	12,600	42,336
Meridian Bioscience Inc †	20,775	447,701
Merit Medical Systems Inc *	13,846	267,089
Metabolix Inc * †	10,009	110,800
Metropolitan Health Networks Inc *	19,200	38,208
Micromet Inc * †	26,900	179,154
Micrus Endovascular Corp * †	7,997	120,035
MiddleBrook Pharmaceuticals Inc * †	20,100	10,251
Molecular Insight Pharmaceuticals Inc * †	8,900	20,025
Molina Healthcare Inc * †	6,807	155,676
Momenta Pharmaceuticals Inc *	18,160	228,998
MWI Veterinary Supply Inc *	5,469	206,181
Myriad Pharmaceuticals Inc * †	10,516	52,895
Nabi Biopharmaceuticals *	26,913	131,874
Nanosphere Inc *	5,342	34,402
National Healthcare Corp †	3,982	143,790
National Research Corp †	700	14,490
Natus Medical Inc *	14,283	211,246
Nektar Therapeutics *	47,331	441,125
Neogen Corp * †	10,199	240,798
Neurocrine Biosciences Inc *	20,588	55,999
NeurogesX Inc * †	6,300	48,573
Nighthawk Radiology Holdings Inc *	10,713	48,530
NovaMed Inc * †	9,400	36,472
Novavax Inc * †	30,200	80,332
NPS Pharmaceuticals Inc *	24,300	82,620
NuVasive Inc * †	17,307	553,478
NxStage Medical Inc * †	11,262	94,038
Obagi Medical Products Inc *	8,841	106,092
Odyssey HealthCare Inc *	16,827	262,165
Omeros Corp *	1,500	10,530
Omnicell Inc *	15,851	185,298
OncoGenex Pharmaceutical Inc * †	1,900	42,332
Onyx Pharmaceuticals Inc *	30,362	890,821
Opko Health Inc * †	21,800	39,894
Optimer Pharmaceuticals Inc * †	14,700	165,816
OraSure Technologies Inc *	25,188	127,955
Orexigen Therapeutics Inc * †	11,824	87,971
Orthofix International NV * (Netherlands)	8,785	272,071
Orthovita Inc * †	33,900	118,989
Osiris Therapeutics Inc *	8,449	60,326
Owens & Minor Inc	19,878	853,363
OXiGENE Inc * †	17,000	19,380
Pain Therapeutics Inc * †	17,761	95,199
Palomar Medical Technologies Inc *	9,304	93,784
Par Pharmaceutical Cos Inc *	16,451	445,164
PAREXEL International Corp *	28,650	403,965
PDL BioPharma Inc †	55,800	382,788
Pharmasset Inc * †	10,500	217,350
PharMerica Corp *	15,673	248,887
Phase Forward Inc *	22,195	340,693
Poniard Pharmaceuticals Inc * †	11,800	21,594
POZEN Inc *	13,468	80,673
Progenics Pharmaceuticals Inc * †	14,302	63,501
Protalix BioTherapeutics Inc * †	17,105	113,235
PSS World Medical Inc * †	28,048	633,043
Psychiatric Solutions Inc *	26,750	565,495
Quality Systems Inc †	11,431	717,752
Questcor Pharmaceuticals Inc * †	29,300	139,175
Quidel Corp * †	12,824	176,715
RadNet Inc *	14,300	29,172
Regeneron Pharmaceuticals Inc *	31,751	767,739
RehabCare Group Inc *	11,562	351,832
Repligen Corp *	15,800	64,938
Repros Therapeutics Inc *	5,700	4,541
Res-Care Inc *	12,896	144,435
Rigel Pharmaceuticals Inc * †	23,187	220,508
Rochester Medical Corp * †	4,900	54,537
Rockwell Medical Technologies Inc * †	6,800	52,292
RTI Biologics Inc *	28,032	107,643
Salix Pharmaceuticals Ltd * †	26,594	675,488
Sangamo Biosciences Inc * †	21,000	124,320
Santarus Inc *	27,700	127,974
Savient Pharmaceuticals Inc * †	31,440	427,898
SciClone Pharmaceuticals Inc * †	16,800	39,144
Seattle Genetics Inc * †	40,489	411,368
Select Medical Holdings Corp *	14,600	155,052
Sequenom Inc * †	26,300	108,882
SIGA Technologies Inc * †	13,000	75,400
Sirona Dental Systems Inc *	8,691	275,852
Skilled Healthcare Group Inc ‘A’ * †	9,389	69,948
Somanetics Corp *	5,000	87,750
SonoSite Inc *	8,814	208,275
Spectranetics Corp *	16,576	115,369
Spectrum Pharmaceuticals Inc *	19,500	86,580
StemCells Inc * †	44,900	56,574
Stereotaxis Inc * †	13,317	52,336
STERIS Corp	27,830	778,405
Sucampo Pharmaceuticals Inc ‘A’ * †	5,600	22,624
Sun Healthcare Group Inc *	22,328	204,748
Sunrise Senior Living Inc *	23,035	74,173
SuperGen Inc *	28,900	75,718
SurModics Inc * †	7,585	171,876
Symmetry Medical Inc *	18,405	148,344
Synovis Life Technologies Inc *	4,500	58,095
Synta Pharmaceuticals Corp * †	8,568	43,354
The Ensign Group Inc	5,800	89,146
The Medicines Co *	27,034	225,464
The Providence Service Corp *	5,238	82,760
Theravance Inc * †	27,300	356,811
Thoratec Corp *	26,892	723,933
TomoTherapy Inc *	20,026	78,101
TranS1 Inc * †	6,839	27,014
Transcend Services Inc *	3,000	64,080
Triple-S Management Corp ‘B’ *	10,473	184,325
U.S. Physical Therapy Inc *	6,400	108,352
Universal American Corp *	13,325	155,903
Utah Medical Products Inc †	2,000	58,640
Vanda Pharmaceuticals Inc * †	13,600	152,864
Varian Inc * †	14,129	728,209
Vascular Solutions Inc *	8,300	69,637
Vical Inc * †	18,600	61,194
ViroPharma Inc * †	39,703	333,108
Virtual Radiologic Corp *	2,580	32,921
Vital Images Inc *	7,455	94,604
Vivus Inc * †	38,838	356,921
Volcano Corp * †	24,798	430,989
WellCare Health Plans Inc *	21,000	771,960
West Pharmaceutical Services Inc †	16,009	627,553
Wright Medical Group Inc *	17,576	333,065
XenoPort Inc *	14,554	270,122
Young Innovations Inc †	2,700	66,906

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Zoll Medical Corp *	9,960	$266,131
ZymoGenetics Inc *	19,550	124,925

		65,656,626

Industrials - 15.7%

3D Systems Corp *	8,629	97,508
A.O. Smith Corp †	10,358	449,434
AAON Inc †	5,499	107,176
AAR Corp * †	18,231	418,948
ABM Industries Inc †	23,522	485,965
Acacia Research-Acacia Technologies Corp *	16,200	147,582
ACCO Brands Corp *	27,882	202,981
Aceto Corp	12,700	65,405
Actuant Corp ‘A’	33,320	617,420
Acuity Brands Inc	20,444	728,624
Administaff Inc	9,986	235,570
Advanced Battery Technologies Inc * †	24,600	98,400
Aerovironment Inc *	6,611	192,248
Air Transport Services Group Inc *	28,300	74,712
Aircastle Ltd (Bermuda)	24,600	242,310
AirTran Holdings Inc *	63,936	333,746
Alamo Group Inc	3,300	56,595
Alaska Air Group Inc *	17,519	605,457
Albany International Corp ‘A’	14,045	315,451
Allegiant Travel Co * †	7,008	330,567
Altra Holdings Inc *	13,085	161,600
Amerco Inc *	4,634	230,402
American Commercial Lines Inc * †	4,574	83,841
American Ecology Corp †	9,320	158,813
American Railcar Industries Inc	4,723	52,047
American Reprographics Co *	18,662	130,821
American Science & Engineering Inc	4,108	311,551
American Superconductor Corp * †	20,828	851,865
American Woodmark Corp †	5,281	103,930
Ameron International Corp	4,173	264,819
Ampco-Pittsburgh Corp	4,410	139,047
Amrep Corp * †	704	9,645
APAC Customer Services Inc * †	12,500	74,500
Apogee Enterprises Inc †	14,269	199,766
Applied Industrial Technologies Inc †	21,194	467,752
Applied Signal Technology Inc	5,300	102,237
Argan Inc * †	4,400	63,316
Argon ST Inc *	6,976	151,519
Arkansas Best Corp †	11,668	343,389
Ascent Solar Technologies Inc * †	7,900	41,870
Astec Industries Inc * †	9,250	249,195
Astronics Corp * †	4,700	40,185
ATC Technology Corp *	10,207	243,437
Atlas Air Worldwide Holdings Inc *	9,745	363,001
Avis Budget Group Inc * †	50,900	667,808
AZZ Inc * †	5,378	175,861
Badger Meter Inc †	6,699	266,754
Baldor Electric Co †	23,577	662,278
Barnes Group Inc	23,837	402,845
Barrett Business Services Inc	3,700	45,473
Beacon Roofing Supply Inc * †	20,808	332,928
Belden Inc	23,707	519,657
Blount International Inc *	19,623	198,192
BlueLinx Holdings Inc * †	4,800	13,296
Bowne & Co Inc	17,394	116,192
Brady Corp ‘A’	23,854	715,859
Briggs & Stratton Corp †	23,170	433,511
Broadwind Energy Inc * †	17,000	137,530
Builders FirstSource Inc * †	7,641	29,418
CAI International Inc *	4,785	43,209
Cascade Corp †	4,651	127,856
CBIZ Inc * †	23,744	182,829
CDI Corp	6,222	80,575
Celadon Group Inc *	11,308	122,692
Cenveo Inc *	26,239	229,591
Ceradyne Inc *	13,250	254,532
Chart Industries Inc *	14,083	233,074
Chase Corp †	2,800	33,068
China BAK Battery Inc *	19,300	53,654
China Fire & Security Group Inc * †	7,200	97,416
CIRCOR International Inc	8,695	218,940
CLARCOR Inc	25,705	833,870
Clean Harbors Inc *	10,405	620,242
Colfax Corp * †	12,100	145,684
Columbus McKinnon Corp *	9,760	133,322
Comfort Systems USA Inc	19,808	244,431
COMSYS IT Partners Inc *	7,694	68,400
Consolidated Graphics Inc *	4,966	173,909
Cornell Cos Inc *	5,452	123,760
CoStar Group Inc * †	9,146	382,028
Courier Corp	5,042	71,849
CRA International Inc *	4,837	128,906
Cubic Corp	7,977	297,542
Curtiss-Wright Corp	22,921	717,886
Deluxe Corp	25,223	373,048
Diamond Management & Technology Consultants Inc	14,100	103,917
DigitalGlobe Inc *	7,400	179,080
Dollar Thrifty Automotive Group Inc *	13,412	343,481
Ducommun Inc	5,200	97,292
Duoyuan Printing Inc *	2,300	18,515
DXP Enterprises Inc * †	4,000	52,280
Dycom Industries Inc *	19,942	160,134
Dynamex Inc *	4,540	82,174
Dynamic Materials Corp	6,605	132,430
DynCorp International Inc ‘A’ *	12,307	176,605
Eagle Bulk Shipping Inc * †	28,270	139,937
EMCOR Group Inc *	33,016	888,130
Encore Wire Corp	9,179	193,402
Ener1 Inc * †	25,900	164,206
Energy Conversion Devices Inc * †	21,714	229,517
Energy Recovery Inc * †	15,482	106,516
EnergySolutions Inc	38,697	328,538
EnerNOC Inc * †	6,402	194,557
EnerSys *	18,775	410,609
Ennis Inc	13,224	222,031
EnPro Industries Inc * †	10,306	272,181
ESCO Technologies Inc †	13,409	480,713
Esterline Technologies Corp *	14,203	579,056
Evergreen Solar Inc * †	96,220	145,292
Exponent Inc *	7,411	206,322
Federal Signal Corp	25,490	153,450
Flanders Corp *	7,900	35,234
Flow International Corp *	18,316	56,413
Force Protection Inc *	35,816	186,601
Forward Air Corp †	14,875	372,619
Franklin Covey Co * †	6,000	37,800
Franklin Electric Co Inc †	11,799	343,115
FreightCar America Inc †	5,086	100,855
Fuel Tech Inc *	9,082	74,200
FuelCell Energy Inc *	33,385	125,528
Furmanite Corp *	18,800	71,628
Fushi Copperweld Inc * †	7,833	79,270
G&K Services Inc ‘A’	9,232	232,000
Genco Shipping & Trading Ltd * †	12,008	268,739
GenCorp Inc * †	23,179	162,253
Genesee & Wyoming Inc ‘A’ * †	18,096	590,653
GeoEye Inc * †	8,480	236,422
Gibraltar Industries Inc *	14,129	222,249
Global Defense Technology & Systems Inc *	1,100	18,106
GP Strategies Corp *	7,400	55,722
GrafTech International Ltd *	60,191	935,970
Graham Corp	4,200	86,940
Granite Construction Inc †	16,084	541,387
Great Lakes Dredge & Dock Corp	20,928	135,613

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Griffon Corp *	21,904	$267,667
GT Solar International Inc * †	15,364	85,424
H&E Equipment Services Inc * †	13,726	143,986
Harbin Electric Inc * †	6,700	137,618
Hawaiian Holdings Inc *	26,200	183,400
Healthcare Services Group Inc	21,533	462,098
Heartland Express Inc †	25,136	383,827
HEICO Corp †	11,012	488,162
Heidrick & Struggles International Inc	7,730	241,485
Heritage-Crystal Clean Inc *	1,400	14,644
Herley Industries Inc *	7,000	97,230
Herman Miller Inc	27,139	433,681
Hexcel Corp *	48,980	635,760
Hill International Inc *	13,000	81,120
HNI Corp	22,800	629,964
Horizon Lines Inc ‘A’	15,435	85,973
Houston Wire & Cable Co †	9,038	107,552
Hub Group Inc ‘A’ *	18,491	496,114
Hurco Cos Inc *	3,064	45,347
Huron Consulting Group Inc * †	10,265	236,506
ICF International Inc *	3,500	93,800
ICT Group Inc * †	4,357	71,150
II-VI Inc *	12,756	405,641
InnerWorkings Inc * †	11,955	70,535
Insituform Technologies Inc ‘A’ *	19,892	451,946
Insteel Industries Inc	8,678	112,814
Integrated Electrical Services Inc *	4,264	24,944
Interface Inc ‘A’	25,667	213,293
Interline Brands Inc *	16,593	286,561
International Shipholding Corp	2,800	86,996
JetBlue Airways Corp *	123,394	672,497
John Bean Technologies Corp	14,100	239,841
K-Tron International Inc *	1,300	141,362
Kadant Inc *	6,248	99,718
Kaman Corp	13,189	304,534
Kaydon Corp	15,609	558,178
Kelly Services Inc ‘A’ *	13,350	159,266
Kforce Inc *	15,317	191,463
Kimball International Inc ‘B’	16,693	142,224
Knight Transportation Inc †	29,245	564,136
Knoll Inc	24,087	248,819
Korn/Ferry International *	20,740	342,210
LaBarge Inc *	6,100	73,505
Ladish Co Inc *	8,142	122,781
Lawson Products Inc	2,246	39,642
Layne Christensen Co *	9,977	286,440
LB Foster Co ‘A’ *	5,122	152,687
Lindsay Corp †	5,469	217,940
LMI Aerospace Inc * †	4,400	58,520
LSI Industries Inc	9,816	77,350
M&F Worldwide Corp *	5,521	218,079
Marten Transport Ltd *	7,541	135,361
MasTec Inc * †	26,675	333,437
McGrath RentCorp	12,424	277,801
Met-Pro Corp	7,400	78,588
Metalico Inc * †	13,800	67,896
Michael Baker Corp *	3,916	162,122
Microvision Inc * †	38,900	123,313
Miller Industries Inc *	6,000	68,100
Mine Safety Appliances Co †	13,529	358,924
Mistras Group Inc * †	3,700	55,722
Mobile Mini Inc * †	18,218	256,692
Moog Inc ‘A’ *	21,835	638,237
MPS Group Inc *	46,747	642,304
Mueller Industries Inc	19,103	474,519
Mueller Water Products Inc ‘A’	74,373	386,740
Multi-Color Corp	5,030	61,416
MYR Group Inc *	7,500	135,600
NACCO Industries Inc ‘A’	2,785	138,693
Navigant Consulting Inc *	23,093	343,162
NCI Building Systems Inc *	38,044	68,860
Nordson Corp	16,879	1,032,657
North American Galvanizing & Coating Inc *	6,500	31,525
Northwest Pipe Co * †	4,083	109,669
Odyssey Marine Exploration Inc *	25,755	36,315
Old Dominion Freight Line Inc *	12,924	396,767
Omega Flex Inc †	1,400	19,600
On Assignment Inc *	18,524	132,447
Orbital Sciences Corp *	26,839	409,563
Orion Energy Systems Inc *	10,717	47,048
Orion Marine Group Inc * †	12,900	271,674
Otter Tail Corp †	18,150	450,120
Pacer International Inc * †	14,329	45,280
Patriot Transportation Holding Inc * †	727	68,672
Perma-Fix Environmental Services *	26,600	60,382
Pike Electric Corp * †	8,614	79,938
PMFG Inc * †	6,700	108,607
Polypore International Inc * †	11,592	137,945
Portec Rail Products Inc	3,900	41,769
Powell Industries Inc *	3,933	124,007
Power-One Inc * †	39,415	171,455
PowerSecure International Inc * †	9,000	64,890
Preformed Line Products Co	1,171	51,290
Primoris Services Corp	5,100	40,647
Quanex Building Products Corp	18,730	317,848
RailAmerica Inc *	9,000	109,800
Raven Industries Inc	8,210	260,832
RBC Bearings Inc *	11,094	269,917
Regal-Beloit Corp	17,094	887,862
Republic Airways Holdings Inc * †	15,097	111,567
Resources Connection Inc *	23,046	489,036
Robbins & Myers Inc	13,245	311,522
Rollins Inc	22,393	431,737
RSC Holdings Inc * †	24,988	175,916
Rush Enterprises Inc ‘A’ *	16,327	194,128
Saia Inc *	6,955	103,073
SatCon Technology Corp * †	28,900	81,498
Sauer-Danfoss Inc *	5,604	67,304
Schawk Inc	7,551	102,694
School Specialty Inc *	9,665	226,064
Seaboard Corp	170	229,330
Simpson Manufacturing Co Inc	19,522	524,947
SkyWest Inc	28,433	481,086
SmartHeat Inc * †	3,400	49,368
Spherion Corp *	26,429	148,531
Standard Parking Corp *	2,290	36,365
Standex International Corp	6,377	128,114
Stanley Inc * †	5,702	156,292
Steelcase Inc ‘A’	36,600	232,776
Sterling Construction Co Inc *	5,500	105,490
Sun Hydraulics Corp †	6,171	161,989
SYKES Enterprises Inc * †	16,773	427,208
TAL International Group Inc †	7,828	103,564
Taser International Inc *	31,544	138,163
TBS International Ltd ‘A’ * † (Bermuda)	6,490	47,702
Team Inc *	9,423	177,247
Tecumseh Products Co ‘A’ * †	9,534	111,452
Teledyne Technologies Inc *	18,333	703,254
Tennant Co	9,537	249,774
Tetra Tech Inc *	29,202	793,418
Textainer Group Holdings Ltd † (Bermuda)	4,741	80,123
The Advisory Board Co *	7,866	241,172
The Corporate Executive Board Co	16,400	374,248
The Eastern Co	3,500	47,005
The Geo Group Inc *	24,466	535,316
The Gorman-Rupp Co	7,459	206,167
The Greenbrier Cos Inc	8,600	89,268
The Middleby Corp * †	8,322	407,944
The Standard Register Co †	9,023	46,017
Titan International Inc †	16,067	130,303

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Titan Machinery Inc * †	4,845	$55,911
Todd Shipyards Corp †	2,800	46,928
Tredegar Corp	15,168	239,958
Trex Co Inc * †	7,832	153,507
Trimas Corp *	6,933	46,936
Triumph Group Inc	7,849	378,714
TrueBlue Inc *	22,747	336,883
Tutor Perini Corp *	13,191	238,493
Twin Disc Inc	4,486	46,834
UAL Corp * †	81,100	1,047,001
Ultralife Corp * †	6,200	26,784
Ultrapetrol Bahamas Ltd * † (Bahamas)	10,905	51,908
United Capital Corp * †	700	16,674
United Rentals Inc * †	30,900	303,129
United Stationers Inc *	12,092	687,430
Universal Forest Products Inc	9,262	340,934
Universal Truckload Services Inc	2,942	53,250
US Airways Group Inc * †	79,400	384,296
USA Truck Inc *	3,800	47,576
Valence Technology Inc * †	26,200	23,842
Viad Corp	10,510	216,821
Vicor Corp * †	9,578	89,075
Volt Information Sciences Inc *	6,211	62,110
VSE Corp	1,600	72,128
Waste Services Inc *	7,876	71,750
Watsco Inc	12,543	614,356
Watson Wyatt Worldwide Inc ‘A’	20,376	968,268
Watts Water Technologies Inc ‘A’ †	14,874	459,904
Werner Enterprises Inc †	19,759	391,031
Willis Lease Finance Corp *	2,400	36,000
Woodward Governor Co †	30,453	784,774
YRC Worldwide Inc * †	14,300	12,009

		72,720,073

Information Technology - 18.1%

3Com Corp *	192,132	1,440,990
3PAR Inc * †	14,049	166,481
ACI Worldwide Inc *	17,917	307,277
Acme Packet Inc * †	20,731	228,041
Actel Corp *	13,362	158,741
ActivIdentity Corp * †	22,200	52,170
Actuate Corp *	22,764	97,430
Acxiom Corp *	34,800	467,016
Adaptec Inc *	54,908	183,942
ADC Telecommunications Inc * †	45,100	280,071
ADTRAN Inc †	26,020	586,751
Advanced Analogic Technologies Inc *	21,973	86,574
Advanced Energy Industries Inc *	16,843	253,992
Advent Software Inc *	7,802	317,775
Agilysys Inc	6,669	60,688
Airvana Inc * †	11,700	88,920
American Software Inc ‘A’	12,600	75,600
Amkor Technology Inc * †	55,859	399,950
ANADIGICS Inc * †	32,299	136,302
Anaren Inc *	6,048	91,022
Ancestry.com Inc *	2,600	36,426
Anixter International Inc * †	14,144	666,182
Applied Micro Circuits Corp *	31,141	232,623
Archipelago Learning Inc *	2,600	53,820
ArcSight Inc * †	8,400	214,872
Ariba Inc *	41,444	518,879
ARRIS Group Inc *	62,484	714,192
Art Technology Group Inc *	63,118	284,662
Aruba Networks Inc * †	30,194	321,868
AsiaInfo Holdings Inc *	14,748	449,372
Atheros Communications Inc * †	31,403	1,075,239
ATMI Inc *	16,064	299,112
Avid Technology Inc * †	14,472	184,663
Bel Fuse Inc ‘B’	5,397	115,982
Benchmark Electronics Inc *	33,262	628,984
BigBand Networks Inc * †	17,916	61,631
Black Box Corp	8,004	226,833
Blackbaud Inc	22,446	530,399
Blackboard Inc *	15,423	700,050
Blue Coat Systems Inc *	19,668	561,325
Bottomline Technologies Inc *	12,681	222,805
Brightpoint Inc *	25,588	188,072
Brooks Automation Inc *	33,732	289,421
Cabot Microelectronics Corp *	12,006	395,718
CACI International Inc ‘A’ *	14,152	691,325
Callidus Software Inc * †	15,100	45,602
Cass Information Systems Inc †	4,266	129,686
Cavium Networks Inc * †	18,561	442,309
Ceva Inc *	10,600	136,316
Checkpoint Systems Inc *	19,828	302,377
China Information Security Technology Inc *	13,500	83,160
China Security & Surveillance Technology Inc * †	19,600	149,744
China TransInfo Technology Corp *	5,200	42,484
Chordiant Software Inc *	15,399	42,347
CIBER Inc *	37,850	130,582
Cirrus Logic Inc *	29,326	200,003
Cogent Inc *	18,536	192,589
Cognex Corp	20,294	359,610
Cogo Group Inc *	8,680	63,972
Coherent Inc * †	10,900	324,057
Cohu Inc	11,962	166,870
Communications Systems Inc †	4,100	51,004
CommVault Systems Inc *	20,702	490,430
Compellent Technologies Inc * †	7,489	169,851
Computer Task Group Inc *	7,600	60,876
comScore Inc *	10,969	192,506
Comtech Telecommunications Corp *	13,177	461,854
Comverge Inc * †	9,376	105,386
Concur Technologies Inc * †	20,064	857,736
Constant Contact Inc * †	10,511	168,176
CPI International Inc *	3,882	51,398
Cray Inc *	17,254	110,771
CSG Systems International Inc *	16,328	311,702
CTS Corp	17,605	169,360
CyberSource Corp *	34,371	691,201
Cymer Inc *	14,238	546,454
Daktronics Inc †	17,105	157,537
DDi Corp *	6,600	32,274
DealerTrack Holdings Inc *	19,255	361,801
Deltek Inc * †	7,364	57,292
DemandTec Inc * †	10,400	91,208
DG FastChannel Inc *	9,649	269,497
Dice Holdings Inc * †	8,219	53,834
Digi International Inc *	12,354	112,668
Digital River Inc *	18,123	489,140
Diodes Inc *	16,277	332,865
DivX Inc *	17,114	96,523
Double-Take Software Inc *	8,603	85,944
DSP Group Inc *	11,914	67,076
DTS Inc *	7,830	267,864
Dynamics Research Corp *	4,200	44,562
EarthLink Inc	49,009	407,265
Ebix Inc * †	3,400	166,022
Echelon Corp * †	17,153	198,289
Echo Global Logistics Inc * †	1,100	13,959
Electro Rent Corp	9,386	108,314
Electro Scientific Industries Inc *	13,990	151,372
Electronics for Imaging Inc *	25,235	328,307
eLoyalty Corp *	4,200	28,854
EMCORE Corp * †	38,500	41,195
EMS Technologies Inc *	7,776	112,752
Emulex Corp *	38,982	424,904
Entegris Inc *	62,102	327,899
Entropic Communications Inc *	30,100	92,407

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Epicor Software Corp *	23,406	$178,354
EPIQ Systems Inc * †	16,362	228,904
ePlus Inc *	1,600	26,416
Euronet Worldwide Inc * †	24,718	542,560
Exar Corp *	18,063	128,428
ExlService Holdings Inc *	7,992	145,135
Extreme Networks Inc * †	45,462	130,476
Fair Isaac Corp	23,000	490,130
FalconStor Software Inc *	17,517	71,119
FARO Technologies Inc *	8,409	180,289
FEI Co *	19,215	448,862
FormFactor Inc * †	23,207	504,984
Forrester Research Inc *	6,750	175,162
Fortinet Inc *	4,900	86,093
Gartner Inc *	30,411	548,614
Global Cash Access Holdings Inc *	20,011	149,882
Globecomm Systems Inc *	11,700	91,494
GSE Systems Inc *	7,700	42,196
GSI Commerce Inc * †	14,151	359,294
GSI Technology Inc * †	8,500	38,080
Harmonic Inc *	45,760	289,661
Harris Stratex Networks Inc *	27,557	190,419
Heartland Payment Systems Inc	19,174	251,755
Hittite Microwave Corp * †	10,598	431,868
Hughes Communications Inc *	4,498	117,083
i2 Technologies Inc * †	7,939	151,794
ICx Technologies Inc * †	6,000	57,120
iGate Corp	11,004	110,040
Imation Corp * †	13,676	119,255
Imergent Inc †	3,500	21,245
Immersion Corp *	13,537	61,864
Infinera Corp * †	43,060	381,942
infoGROUP Inc *	16,902	135,554
Informatica Corp * †	42,590	1,101,377
Information Services Group Inc *	11,300	35,821
InfoSpace Inc *	17,524	150,181
Innodata Isogen Inc *	8,800	48,752
Insight Enterprises Inc *	23,500	268,370
Integral Systems Inc * †	6,224	53,900
Interactive Intelligence Inc *	6,583	121,391
InterDigital Inc * †	20,762	551,023
Intermec Inc *	31,583	406,157
Internap Network Services Corp *	25,897	121,716
Internet Brands Inc ‘A’ * †	13,700	107,271
Internet Capital Group Inc *	18,826	125,193
Intevac Inc *	11,475	131,618
iPass Inc * †	29,800	30,992
IPG Photonics Corp * †	11,752	196,728
Isilon Systems Inc *	13,468	92,390
Ixia *	15,078	112,180
IXYS Corp *	11,952	88,684
j2 Global Communications Inc * †	21,482	437,159
Jack Henry & Associates Inc	40,884	945,238
JDA Software Group Inc *	13,471	343,106
Kenexa Corp *	11,565	150,923
Keynote Systems Inc	6,449	70,359
Kopin Corp *	35,300	147,554
Kulicke & Soffa Industries Inc * †	31,957	172,248
KVH Industries Inc *	5,600	82,600
L-1 Identity Solutions Inc * †	38,361	287,324
Lattice Semiconductor Corp *	48,875	131,962
Lawson Software Inc *	69,201	460,187
Limelight Networks Inc *	14,470	56,867
Lionbridge Technologies Inc *	33,400	76,820
Liquidity Services Inc *	7,844	78,989
Littelfuse Inc *	11,103	356,961
LivePerson Inc *	20,400	142,188
LogMeIn Inc *	3,500	69,825
LoopNet Inc * †	9,731	96,726
Loral Space & Communications Inc *	5,577	176,289
Manhattan Associates Inc *	11,409	274,158
ManTech International Corp ‘A’ *	10,617	512,589
Marchex Inc ‘B’	10,352	52,588
MAXIMUS Inc	8,278	413,900
Maxwell Technologies Inc *	11,500	205,160
Measurement Specialties Inc *	7,218	72,541
MEMSIC Inc * †	7,000	22,960
Mentor Graphics Corp *	48,248	426,030
MercadoLibre Inc *	12,952	671,820
Mercury Computer Systems Inc *	11,598	127,694
Methode Electronics Inc	19,754	171,465
Micrel Inc	19,954	163,623
Microsemi Corp *	39,123	694,433
MicroStrategy Inc ‘A’ *	4,205	395,354
Microtune Inc *	27,292	61,680
MIPS Technologies Inc *	21,853	95,498
MKS Instruments Inc *	25,272	439,986
ModusLink Global Solutions Inc *	23,391	220,109
MoneyGram International Inc * †	43,300	124,704
Monolithic Power Systems Inc *	16,874	404,470
Monotype Imaging Holdings Inc *	12,343	111,457
Move Inc *	82,104	136,293
MTS Systems Corp	8,598	247,107
Multi-Fineline Electronix Inc *	4,906	139,183
NCI Inc ‘A’ *	2,400	66,360
Ness Technologies Inc *	20,217	99,063
Net 1 U.E.P.S. Technologies Inc *	14,253	276,793
Netezza Corp * †	23,993	232,732
NETGEAR Inc *	17,055	369,923
Netlogic Microsystems Inc *	8,445	390,666
NetScout Systems Inc *	12,200	178,608
NetSuite Inc * †	8,359	133,577
Network Equipment Technologies Inc * †	14,300	57,915
Newport Corp *	19,273	177,119
NIC Inc	26,918	246,031
Novatel Wireless Inc * †	12,951	103,219
NVE Corp *	2,000	82,620
OmniVision Technologies Inc * †	22,975	333,827
Online Resources Corp *	13,285	69,879
OpenTable Inc * †	1,500	38,190
Openwave Systems Inc *	42,600	97,128
Oplink Communications Inc *	8,983	147,231
Opnet Technologies Inc	6,900	84,111
OpNext Inc *	9,976	18,954
OSI Systems Inc *	7,969	217,394
Palm Inc * †	79,866	801,855
PAR Technology Corp * †	3,700	21,386
Parametric Technology Corp *	57,720	943,145
Park Electrochemical Corp	10,461	289,142
ParkerVision Inc * †	15,200	27,816
PC Connection Inc *	4,870	32,872
PC Mall Inc *	5,900	30,798
PCTEL Inc * †	10,100	59,792
Pegasystems Inc †	7,179	244,086
Perficient Inc *	14,668	123,651
Pericom Semiconductor Corp *	12,846	148,114
Pervasive Software Inc * †	7,400	35,668
Phoenix Technologies Ltd *	14,600	40,150
Photronics Inc *	23,639	105,194
Plantronics Inc	24,758	643,213
Plexus Corp * †	20,181	575,158
PLX Technology Inc *	15,307	49,442
Polycom Inc *	40,134	1,002,146
Power Integrations Inc	11,000	399,960
Powerwave Technologies Inc * †	64,834	81,691
Progress Software Corp *	20,443	597,140
PROS Holdings Inc *	10,621	109,927
QAD Inc	6,594	40,289
Quantum Corp *	101,744	298,110
Quest Software Inc *	29,200	537,280

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Rackspace Hosting Inc *	33,276	$693,805
Radiant Systems Inc *	14,166	147,326
RadiSys Corp *	12,162	116,147
RAE Systems Inc * †	26,000	28,600
RealNetworks Inc *	42,439	157,449
Renaissance Learning Inc	2,566	29,150
RF Micro Devices Inc *	133,534	636,957
RightNow Technologies Inc *	10,866	188,742
Rimage Corp *	4,781	82,903
Riverbed Technology Inc *	26,900	617,893
Rofin-Sinar Technologies Inc *	14,848	350,561
Rogers Corp *	8,009	242,753
Rosetta Stone Inc * †	3,100	55,645
Rubicon Technology Inc * †	6,338	128,725
Rudolph Technologies Inc *	15,678	105,356
S1 Corp *	26,281	171,352
Saba Software Inc * †	11,800	48,852
Sapient Corp *	43,217	357,405
SAVVIS Inc *	18,591	261,204
ScanSource Inc *	13,205	352,573
SeaChange International Inc *	16,141	106,046
Semtech Corp *	30,356	516,356
ShoreTel Inc *	22,660	130,975
Sigma Designs Inc * †	13,413	143,519
Silicon Graphics International Corp * †	14,582	102,220
Silicon Image Inc *	38,176	98,494
Silicon Storage Technology Inc *	42,591	109,033
Skyworks Solutions Inc *	82,020	1,163,864
SMART Modular Technologies Inc * (Cayman)	19,218	120,881
Smith Micro Software Inc *	14,201	129,797
SolarWinds Inc *	6,100	140,361
Solera Holdings Inc	34,567	1,244,758
SonicWALL Inc *	28,123	214,016
Sonus Networks Inc * †	105,519	222,645
Sourcefire Inc *	11,200	299,600
Spectrum Control Inc *	6,100	57,767
SRA International Inc ‘A’ *	21,385	408,453
SRS Labs Inc *	5,400	39,582
Standard Microsystems Corp *	11,231	233,380
StarTek Inc *	5,700	42,636
STEC Inc * †	11,000	179,740
Stratasys Inc * †	10,081	174,200
SuccessFactors Inc *	22,029	365,241
Super Micro Computer Inc *	11,735	130,493
Supertex Inc * †	4,661	138,898
support.com Inc *	25,800	68,112
Switch & Data Facilities Co Inc *	10,343	209,032
Sycamore Networks Inc	10,054	210,229
Symmetricom Inc *	22,311	116,017
Symyx Technologies Inc *	17,447	95,958
Synaptics Inc * †	16,249	498,032
Synchronoss Technologies Inc *	9,749	154,132
SYNNEX Corp * †	8,656	265,393
Syntel Inc †	6,558	249,401
Take-Two Interactive Software Inc * †	36,930	371,146
Taleo Corp ‘A’ * †	18,476	434,556
Technitrol Inc	20,825	91,213
TechTarget Inc * †	6,063	34,135
Techwell Inc *	7,573	99,964
Tekelec *	31,089	475,040
TeleCommunication Systems Inc ‘A’ * †	19,500	188,760
TeleTech Holdings Inc *	16,440	329,293
Terremark Worldwide Inc * †	27,581	188,654
Tessera Technologies Inc *	24,183	562,738
The Hackett Group Inc *	21,500	59,770
The Knot Inc *	15,468	155,763
The Ultimate Software Group Inc *	12,458	365,891
THQ Inc * †	31,825	160,398
TIBCO Software Inc *	83,454	803,662
Tier Technologies Inc ‘B’ *	8,600	68,800
TiVo Inc * †	52,203	531,427
TNS Inc *	12,572	322,975
Travelzoo Inc *	3,500	43,015
Trident Microsystems Inc * †	32,128	59,758
TriQuint Semiconductor Inc *	69,468	416,808
TTM Technologies Inc * †	22,141	255,286
Tyler Technologies Inc * †	15,577	310,138
Ultratech Inc *	10,417	154,797
Unica Corp * †	5,932	45,973
Unisys Corp *	20,540	792,022
United Online Inc	42,900	308,451
Universal Display Corp * †	14,761	182,446
UTStarcom Inc * †	59,188	129,622
ValueClick Inc *	42,308	428,157
VASCO Data Security International Inc *	13,621	85,404
Veeco Instruments Inc *	18,383	607,374
VeriFone Holdings Inc *	36,296	594,528
ViaSat Inc * †	12,929	410,884
Virage Logic Corp * †	10,100	55,550
Virtusa Corp *	6,400	57,984
Vocus Inc *	8,455	152,190
Volterra Semiconductor Corp *	11,216	214,450
Web.com Group Inc *	13,500	88,155
Websense Inc *	22,670	395,818
White Electronic Designs Corp *	11,100	51,837
Wright Express Corp *	19,087	608,112
X-Rite Inc * †	16,900	36,842
Zix Corp * †	36,800	62,928
Zoran Corp *	23,342	257,929
Zygo Corp *	7,757	52,205

		84,329,040

Materials - 4.7%

A. Schulman Inc	10,433	210,538
A.M. Castle & Co †	8,524	116,694
AEP Industries Inc *	2,678	102,514
Allied Nevada Gold Corp *	26,100	393,588
AMCOL International Corp †	11,961	339,932
American Vanguard Corp †	9,533	79,124
Ampal American Israel Corp ‘A’ * †	10,079	27,213
Arch Chemicals Inc	12,869	397,395
Balchem Corp	9,451	316,703
Boise Inc * †	15,338	81,445
Brush Engineered Materials Inc *	10,413	193,057
Buckeye Technologies Inc *	19,092	186,338
Bway Holding Co *	3,900	74,958
Calgon Carbon Corp * †	25,717	357,466
Century Aluminum Co *	26,800	433,892
China Green Agriculture Inc * †	3,800	55,860
China Precision Steel Inc * †	15,800	32,390
Clearwater Paper Corp *	5,290	290,791
Coeur d’Alene Mines Corp *	37,126	670,496
Deltic Timber Corp †	5,383	248,587
Domtar Corp * †	20,600	1,141,446
Ferro Corp †	40,359	332,558
General Moly Inc * †	32,578	67,762
General Steel Holdings Inc * †	7,000	30,870
Glatfelter	23,797	289,134
Graphic Packaging Holding Co *	55,121	191,270
H.B. Fuller Co	24,217	550,937
Hawkins Inc †	3,500	76,405
Haynes International Inc	6,176	203,623
Headwaters Inc *	26,917	175,499
Hecla Mining Co *	114,192	705,707
Horsehead Holding Corp *	20,472	261,018
ICO Inc †	11,500	84,065
Innophos Holdings Inc	8,562	196,840
Innospec Inc	12,319	124,299
Kaiser Aluminum Corp	7,647	318,268
KapStone Paper & Packaging Corp *	14,600	143,810

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Koppers Holdings Inc	10,196	$310,366
Landec Corp *	13,144	82,019
Louisiana-Pacific Corp * †	60,100	419,498
LSB Industries Inc * †	7,268	102,479
Minerals Technologies Inc	9,391	511,528
Myers Industries Inc	17,168	156,229
Neenah Paper Inc	7,498	104,597
NewMarket Corp	4,738	543,780
NL Industries Inc †	3,664	25,428
Olin Corp	37,949	664,866
Olympic Steel Inc †	3,805	123,967
OM Group Inc *	15,392	483,155
OMNOVA Solutions Inc *	19,900	121,987
Paramount Gold and Silver Corp * †	30,800	44,660
PolyOne Corp *	47,302	353,346
Quaker Chemical Corp	5,600	115,584
Rock-Tenn Co ‘A’	18,381	926,586
Rockwood Holdings Inc * †	24,981	588,552
RTI International Metals Inc *	14,031	353,160
Schweitzer-Mauduit International Inc	8,457	594,950
Sensient Technologies Corp †	24,714	649,978
ShengdaTech Inc *	13,980	85,697
Silgan Holdings Inc †	12,721	736,292
Solutia Inc *	58,300	740,410
Spartech Corp	15,727	161,359
Stepan Co	3,814	247,185
Stillwater Mining Co *	20,946	198,568
STR Holdings Inc *	4,700	73,837
Sutor Technology Group Ltd * †	4,900	13,034
Texas Industries Inc	11,708	409,663
U.S. Concrete Inc *	17,340	15,779
United States Lime & Minerals Inc * †	900	31,077
Universal Stainless & Alloy *	3,405	64,218
US Gold Corp *	40,800	101,184
W.R. Grace & Co *	35,650	903,728
Wausau Paper Corp	22,905	265,698
Westlake Chemical Corp	10,000	249,300
Worthington Industries Inc	29,977	391,799
Zep Inc †	11,042	191,247
Zoltek Cos Inc *	14,200	134,900

		21,794,182

Telecommunication Services - 1.0%

AboveNet Inc *	6,200	403,248
Alaska Communications Systems Group Inc †	19,912	158,898
Atlantic Tele-Network Inc	4,531	249,250
Cbeyond Inc * †	9,987	157,295
Cincinnati Bell Inc *	105,547	364,137
Cogent Communications Group Inc *	22,670	223,526
Consolidated Communications Holdings Inc †	11,923	208,653
General Communication Inc ‘A’ *	23,510	149,994
Global Crossing Ltd * † (Bermuda)	15,187	216,415
Hickory Tech Corp †	6,300	55,629
inContact Inc *	16,200	47,466
Iowa Telecommunications Services Inc	14,667	245,819
Neutral Tandem Inc * †	15,058	342,569
NTELOS Holdings Corp	15,535	276,834
PAETEC Holding Corp *	63,794	264,745
Premiere Global Services Inc *	31,980	263,835
Shenandoah Telecommunications Co †	12,071	245,645
SureWest Communications * †	7,100	70,716
Syniverse Holdings Inc *	34,104	596,138
USA Mobility Inc	8,741	96,238

		4,637,050

Utilities - 3.2%

ALLETE Inc	14,054	459,285
American States Water Co	9,452	334,695
Artesian Resources Corp ‘A’ †	3,000	54,930
Avista Corp	27,261	588,565
Black Hills Corp	19,023	506,582
Cadiz Inc * †	5,897	70,587
California Water Service Group	9,839	362,272
Central Vermont Public Service Corp	5,624	116,979
CH Energy Group Inc †	8,085	343,774
Chesapeake Utilities Corp	4,858	155,699
Cleco Corp	30,117	823,098
Connecticut Water Service Inc	4,500	111,465
Consolidated Water Co Inc † (Cayman)	7,067	100,987
El Paso Electric Co *	22,285	451,940
IDACORP Inc	23,464	749,675
MGE Energy Inc	11,825	422,626
Middlesex Water Co †	6,900	121,647
New Jersey Resources Corp	20,040	749,496
Nicor Inc	21,597	909,234
Northwest Natural Gas Co †	13,244	596,510
NorthWestern Corp †	16,792	436,928
Pennichuck Corp †	2,700	57,051
Piedmont Natural Gas Co Inc	36,568	978,194
PNM Resources Inc	40,638	514,071
Portland General Electric Co	35,747	729,596
SJW Corp	6,678	150,722
South Jersey Industries Inc	14,015	535,093
Southwest Gas Corp	22,305	636,362
Southwest Water Co	12,615	74,302
The Empire District Electric Co †	16,412	307,397
The Laclede Group Inc	10,181	343,812
UIL Holdings Corp †	15,004	421,312
UniSource Energy Corp	16,694	537,380
Unitil Corp	5,400	124,092
US Geothermal Inc *	31,700	48,501
WGL Holdings Inc	23,850	799,929
York Water Co	5,700	82,707

		14,807,495

Total Common Stocks
(Cost $565,568,861)		459,549,927

CLOSED-END MUTUAL FUND - 0.0%

Kayne Anderson Energy Development Co †	5,130	74,641

Total Closed-End Mutual Fund
(Cost $124,206)		74,641

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.8%

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $8,407,005; collateralized by Federal Home Loan Bank: 1.625% due 04/05/12 and market value $300,750; Freddie Mac: 1.500% - 4.375% due 03/30/12 - 07/17/15 and market value $8,279,250)	$8,407,000	8,407,000

Total Short-Term Investment
(Cost $8,407,000)		8,407,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.7%
(Cost $574,100,067)		468,034,581

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SECURITIES LENDING COLLATERAL - 11.0%

Pacific Select Liquidating Trust Ω	27,249,360	$27,198,676
Pacific Select Sigma Liquidating Trust ¤ ж	3,686,017	156,693
State Street Navigator Securities Lending Trust-PSF Portfolio	23,766,685	23,766,685

Total Securities Lending Collateral
(Cost $50,411,515)		51,122,054

TOTAL INVESTMENTS - 111.7%
(Cost $624,511,582)		519,156,635

OTHER ASSETS & LIABILITIES, NET - (11.7%)		(54,185,974)

NET ASSETS - 100.0%		$464,970,661

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.0%
Information Technology	18.1%
Industrials	15.7%
Health Care	14.1%
Consumer Discretionary	13.6%
Short-Term Investment & Securities Lending Collateral	12.8%
Energy	5.1%
Materials	4.7%
Consumer Staples	3.4%
Utilities	3.2%
Telecommunication Services	1.0%

111.7%
Other Assets & Liabilities, Net	(11.7%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c) Securities with a total aggregate market value of $156,693 or less than 0.1% of the net assets were in default as of December 31, 2009.

(d) 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e) Open futures contracts outstanding as of December 31, 2009 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 E-Mini (03/10)	91	$5,475,967	$201,523

(f) As of December 31, 2009, $398,000 in cash was segregated with the brokers(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

South Korea - 0.0%

Kiwoom Securities Co Ltd Exp. 01/06/10 * ж	596	$6,500

Total Rights
(Cost $0)		6,500

PREFERRED STOCKS - 0.3%

Germany - 0.3%

Fuchs Petrolub AG +	26,169	2,417,929

Total Preferred Stocks
(Cost $1,379,792)		2,417,929

COMMON STOCKS - 98.6%

Australia - 7.0%

Australian Pharmaceutical Industries Ltd +	1,479,345	916,499
AWB Ltd * +	2,000,000	2,017,643
Biota Holdings Ltd +	822,152	1,773,569
Bradken Ltd +	616,837	3,750,109
Challenger Financial Services Group Ltd +	2,013,007	7,576,863
Downer EDI Ltd +	401,184	3,341,096
Goodman Fielder Ltd +	2,772,532	4,037,372
GUD Holdings Ltd +	295,547	2,385,739
ING Industrial Fund REIT * † +	3,539,353	1,514,836
JB Hi-Fi Ltd +	102,907	2,077,322
Kagara Ltd * +	2,342,677	2,186,952
Kingsgate Consolidated Ltd +	597,049	4,922,615
MacArthur Coal Ltd +	596,204	5,984,912
Macmahon Holdings Ltd +	3,478,974	1,907,883
Mount Gibson Iron Ltd * +	1,383,536	2,039,054
Neptune Marine Services Ltd * +	1,398,201	814,944
NRW Holdings Ltd +	1,312,600	2,349,875
PanAust Ltd * +	4,178,440	2,103,955
Panoramic Resources Ltd +	1,205,704	2,508,475
Sigma Pharmaceuticals Ltd +	3,565,780	3,162,146
SMS Management & Technology Ltd +	124,847	626,137
South Australia Coal Corp † + ж	286,269	25,103
Spotless Group Ltd +	564,571	1,487,742
Straits Resources Ltd +	754,665	1,161,233
Transfield Services Ltd +	266,800	1,011,617

		61,683,691

Austria - 1.2%

Andritz AG +	101,655	5,860,528
Oesterreichische Post AG † +	161,829	4,407,948

		10,268,476

Belgium - 1.1%

D’ieteren SA +	337	134,372
Deceuninck NPV * +	373,931	779,116
Mobistar SA +	41,700	2,858,753
Nyrstar NV * † +	203,016	2,414,467
Telenet Group Holding NV * +	137,001	3,904,367

		10,091,075

Bermuda - 1.9%

First Pacific Co +	2,959,200	1,798,521
Johnson Electric Holdings Ltd * +	3,768,000	1,496,240
Kerry Properties Ltd +	151,500	766,290
Midland Holdings Ltd +	5,342,000	4,588,402
Noble Group Ltd † +	1,367,000	3,135,557
Signet Jewelers Ltd (LI) * +	100,886	2,690,078
Sinolink Worldwide Holdings Ltd +	8,472,000	1,606,110
Texwinca Holdings Ltd +	664,000	617,152

		16,698,350

Canada - 9.5%

Aastra Technologies Ltd	69,900	2,315,853
AGF Management Ltd ‘B’	170,000	2,763,303
Alamos Gold Inc * †	100,110	1,202,258
Alimentation Couche Tard Inc ‘B’	250,307	4,982,925
Calfrac Well Services Ltd	80,500	1,604,843
Capstone Mining Corp *	1,335,004	3,586,902
Cascades Inc	138,700	1,185,617
Consolidated Thompson Iron Mines Ltd *	780,600	5,045,519
Corus Entertainment Inc ‘B’	280,200	5,318,133
Cott Corp *	395,400	3,274,049
Dundee REIT	139,100	2,759,789
First Quantum Minerals Ltd †	56,900	4,366,586
Flint Energy Services Ltd *	19,000	175,312
Gammon Gold Inc (TSE) *	210,400	2,335,654
Golden Star Resources Ltd *	825,300	2,572,528
Home Capital Group Inc	166,063	6,645,060
IAMGOLD Corp (TSE)	163,100	2,574,730
Keyera Facilities Income Fund	170,367	3,986,117
Methanex Corp (TSE)	150,000	2,944,495
Northgate Minerals Corp *	950,800	2,945,539
OceanaGold Corp CDI * +	808,617	1,298,090
Pacific Rubiales Energy Corp * †	313,600	4,632,710
Quebecor Inc ‘B’	72,000	1,873,921
Russel Metals Inc	169,400	2,871,790
SEMAFO Inc *	369,460	1,564,955
Sherritt International Corp	327,200	2,055,461
TELUS Corp	102,000	3,326,691
Western Coal Corp *	1,255,800	3,914,431

		84,123,261

Cyprus 0.3%

Songa Offshore SE * † +	506,000	2,639,283

Denmark - 1.8%

D/S Norden +	45,840	1,845,322
East Asiatic Co Ltd AS +	77,890	2,717,541
GN Store Nord * +	126,144	670,960
H Lundbeck AS † +	222,400	4,018,141
Royal UNIBREW AS * +	47,950	1,269,407
Sydbank AS * +	163,497	4,163,695
TrygVesta AS +	21,250	1,396,859

		16,081,925

Finland - 0.4%

Huhtamaki OYJ +	271,144	3,759,026

France - 5.5%

Bull SA * +	334,013	1,465,177
Cie Generale de Geophysique-Veritas * † +	50,646	1,076,565
CNP Assurances +	18,400	1,781,770
Cie Generale des Etablissements Michelin ‘B’ +	25,341	1,940,838
Derichebourg SA +	543,891	2,406,805
GameLoft Co * +	49,211	247,523
Groupe Steria SCA +	27,365	840,726
Nexans SA +	53,991	4,288,711
Publicis Groupe SA † +	176,750	7,186,681
Rhodia SA * +	308,615	5,501,614
SCOR SE +	200,855	5,045,888
SEB SA +	85,950	4,875,820
Societe BIC SA +	76,500	5,285,009

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Technip SA † +	45,700	$3,215,298
Valeo SA * +	115,132	4,029,610

		49,188,035

Germany - 6.3%

Adidas AG +	90,900	4,923,638
Bilfinger Berger AG +	102,350	7,838,462
Demag Cranes AG +	176,675	5,876,823
Fresenius Medical Care AG & Co KGaA +	71,975	3,818,058
Hannover Rueckversicherung AG * +	127,484	5,956,098
Infineon Technologies AG * +	1,624,159	9,035,813
Kloeckner & Co SE * +	147,106	3,728,564
MTU Aero Engines Holding AG +	121,150	6,593,532
Praktiker Bau- und Heimwerkermaerkte AG +	171,535	1,917,430
Rheinmetall AG +	13,028	827,133
Tognum AG +	302,647	5,009,927

		55,525,478

Greece - 0.5%

Ellaktor SA +	30,000	220,671
JUMBO SA +	324,945	4,108,811

		4,329,482

Hong Kong - 0.1%

Dah Sing Financial Holdings Ltd * +	110,800	610,541
Television Broadcasts Ltd +	78,000	374,743

		985,284

Ireland - 2.1%

C&C Group PLC +	878,506	3,786,222
DCC PLC +	234,637	6,558,288
Grafton Group PLC +	82,720	345,043
Irish Life & Permanent PLC * +	551,579	2,590,716
Smurfit Kappa Group PLC * +	494,837	4,377,634
United Drug PLC +	419,051	1,282,843

		18,940,746

Italy - 4.8%

ACEA SPA +	44,624	478,334
Amplifon SPA * +	942,979	4,070,951
Banca Popolare di Milano Scarl +	327,681	2,328,095
Benetton Group SPA +	142,111	1,269,787
Brembo SPA +	83,374	618,824
Danieli & Co SPA +	91,246	2,266,581
Enia SPA +	108,118	821,468
Gruppo Editoriale L’Espresso SPA * +	311,400	999,443
Impregilo SPA +	1,040,012	3,690,322
Indesit Co SPA * +	371,175	4,149,074
Maire Tecnimont SPA +	1,358,435	4,807,210
Parmalat SPA +	203,532	569,018
Piaggio & C SPA +	1,155,310	3,309,458
Prysmian SPA +	311,131	5,430,862
Recordati SPA +	732,901	5,439,752
Seat Pagine Gialle SPA * +	9,747,192	2,293,389

		42,542,568

Japan - 18.9%

Alfresa Holdings Corp +	52,000	2,067,495
Alpen Co Ltd +	83,500	1,242,139
ASKUL Corp +	15,800	287,007
Calsonic Kansei Corp * +	1,264,000	3,530,553
Capcom Co Ltd † +	186,800	3,096,000
Cawachi Ltd +	12,200	218,760
Central Glass Co Ltd +	973,000	3,724,090
Century Tokyo Leasing Corp +	95,500	1,016,523
Chugoku Marine Paints Ltd +	100,000	700,532
Circle K Sunkus Co Ltd +	173,300	2,137,781
COMSYS Holdings Corp +	229,400	2,413,208
Cosmos Pharmaceutical Corp +	120,600	3,043,079
DIC Corp +	284,000	483,783
Don Quijote Co Ltd † +	124,500	3,021,100
Doutor Nichires Holdings Co Ltd † +	85,000	1,094,842
eAccess Ltd † +	4,451	2,616,104
EDION Corp † +	461,000	4,980,767
Fields Corp +	1,330	1,650,550
Freebit Co Ltd +	145	543,103
Fuji Seal International Inc +	28,500	585,686
Fujikura Ltd +	391,000	2,036,581
Fujitsu General Ltd +	575,000	1,791,240
GALA Inc NPV * +	446	273,414
Geo Corp +	1,000	1,008,246
Godo Steel Ltd +	408,000	882,691
Hanwa Co Ltd +	210,000	763,433
Hitachi Capital Corp +	59,100	718,556
Hosiden Corp † +	68,300	731,380
IT Holdings Corp +	185,600	2,124,378
Itochu Techno-Solutions Corp † +	111,200	2,986,106
Japan Securities Finance Co Ltd † +	191,500	1,479,210
Kaken Pharmaceutical Co Ltd +	353,000	2,999,256
Kandenko Co Ltd † +	275,000	1,737,122
Kanematsu Corp * +	3,121,000	2,323,869
Kenedix Inc * † +	4,850	1,569,359
Kinden Corp +	295,000	2,499,735
Kinugawa Rubber Industrial Co Ltd +	897,400	1,981,020
Kumagai Gumi Co Ltd * +	2,457,000	1,460,104
Kyorin Co Ltd +	139,000	2,036,436
Kyowa Exeo Corp † +	513,000	4,364,985
Maeda Road Construction Co Ltd +	291,000	2,144,379
Megane TOP Co Ltd † +	187,400	2,043,399
Miraca Holdings Inc +	151,500	4,169,445
Mitsui Chemicals Inc +	1,026,000	2,656,618
Morinaga Milk Industry Co Ltd +	896,000	3,542,612
Musashi Seimitsu Industry Co Ltd +	256,600	5,979,950
Nippo Corp +	339,000	2,421,555
Nippon Light Metal Co Ltd * +	2,432,000	2,096,431
Nishimatsu Construction Co Ltd +	534,000	581,503
Nishimatsuya Chain Co Ltd +	324,700	2,855,695
Nittetsu Mining Co Ltd +	49,000	230,017
NS Solutions Corp +	138,800	2,188,947
Oenon Holdings Inc † +	123,000	227,984
Pacific Golf Group International Holdings KK +	2,306	1,574,270
Pioneer Corp * † +	917,500	2,845,354
Point Inc +	42,040	2,348,979
Right On Co Ltd +	64,600	498,569
Risa Partners Inc † +	2,101	1,320,757
Round One Corp +	264,200	1,566,973
Sasebo Heavy Industries Co Ltd +	834,000	1,848,778
Seino Holdings Corp +	226,000	1,434,530
Shinko Plantech Co Ltd +	402,100	4,077,335
Shinsei Bank Ltd * † +	2,752,000	2,998,094
So-net Entertainment Corp +	1,087	2,468,224
Sumisho Computer Systems Corp +	29,900	409,512
Tbk Co Ltd * +	109,000	194,931
The Higo Bank Ltd +	249,000	1,387,434
The Nishi-Nippon City Bank Ltd +	1,573,000	3,851,755
The Nisshin Oillio Group Ltd +	220,000	1,106,012
The Okinawa Electric Power Co Inc +	92,600	4,945,248
The San-In Godo Bank Ltd +	230,000	1,791,774
The Tokyo Tomin Bank Ltd +	103,600	1,410,049
Toagosei Co Ltd +	943,000	3,549,295
TOC Co Ltd +	39,100	148,406
Toho Holdings Co Ltd +	196,800	2,357,443
Tokyo Steel Manufacturing Co Ltd † +	289,300	3,256,840
Tokyu REIT Inc † +	470	2,521,336
Tosoh Corp +	1,001,000	2,764,493
Touei Housing Corp * † +	303,500	2,541,838
Towa Pharmaceutical Co Ltd † +	19,700	908,484
Toyo Tire & Rubber Co Ltd * +	480,000	897,015
Tsuruha Holdings Inc +	33,400	1,194,533
Yokogawa Bridge Holdings Corp † +	152,000	1,170,587

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Yusen Air & Sea Service Co Ltd +	75,600	$1,044,604
Zappallas Inc +	402	632,936
Zeon Corp +	248,000	1,120,439

		167,545,585

Luxembourg - 0.7%

Acergy SA † +	407,332	6,416,525

Netherlands - 4.0%

Aalberts Industries NV † +	158,617	2,280,959
ASM International * +	163,455	4,123,836
BinckBank NV +	234,984	4,208,999
Brunel International NV +	34,383	1,156,917
CSM NV +	211,657	5,559,519
Grontmij NV CVA +	64,045	1,544,888
Heijmans NV CVA * +	60,576	1,052,094
Imtech NV +	200,448	5,401,460
SNS Reaal NV * +	685,649	4,098,136
Ten Cate NV † +	218,938	5,751,523

		35,178,331

Norway - 1.3%

Atea ASA +	582,800	5,017,216
TGS Nopec Geophysical Co ASA * +	381,700	6,894,248

		11,911,464

Portugal - 0.1%

Mota Engil SGPS SA +	104,825	589,817

Singapore - 1.0%

Ho Bee Investment Ltd +	1,792,000	2,185,466
SembCorp Marine Ltd † +	1,071,000	2,794,411
Suntec Real Estate Investment Trust REIT † +	3,310,000	3,168,658
Wheelock Properties Singapore Ltd † +	375,000	529,458

		8,677,993

South Korea - 4.6%

Busan Bank * +	157,960	1,884,691
Chong Kun Dang Pharm Corp * +	147,810	3,125,338
Daeduck GDS Co Ltd * +	248,200	2,111,456
Daelim Industrial Co Ltd * +	7,648	543,408
Daesang Corp * +	401,010	2,733,502
Daou Technology Inc * +	372,240	2,390,937
Doosan Engineering & Construction Co Ltd * +	241,360	1,549,132
GS Home Shopping Inc * +	15,289	1,125,009
Halla Climate Control Corp * +	238,900	2,757,682
Huchems Fine Chemical Corp * +	53,300	1,389,541
Hyundai Hysco * +	49,260	714,121
Hyundai Marine & Fire Insurance Co Ltd +	168,550	2,692,766
Industrial Bank Of Korea * +	182,300	2,184,162
INTOPS Co Ltd +	68,289	1,028,853
KH Vatec Co Ltd * +	70,701	2,945,907
KP Chemical Corp * +	94,737	622,785
KT Corp * +	9,716	327,010
LIG Insurance Co Ltd +	123,730	2,291,671
ON*Media Corp * +	792,959	2,577,346
Poongsan Corp * +	96,800	1,788,955
Technosemichem Co Ltd * +	53,945	1,006,367
Woongjin Thinkbig Co Ltd * +	62,510	1,181,473
Youngone Corp * +	222,420	2,229,291

		41,201,403

Spain - 3.1%

Almirall SA +	246,766	3,230,151
Bolsas y Mercados Espanoles † +	138,516	4,467,624
Construcciones y Auxiliar de Ferrocarriles SA +	5,338	2,878,599
Corp Financiera Alba +	78,425	4,095,196
Ebro Puleva SA +	128,343	2,668,113
Grupo Catalana Occidente SA +	27,660	622,387
Obrascon Huarte Lain SA † +	133,468	3,591,182
Red Electrica Corp SA +	54,396	3,035,424
Tecnicas Reunidas SA +	53,078	3,052,516

		27,641,192

Sweden - 1.0%

Axfood AB † +	23,548	686,908
Billerud AB * +	449,878	3,333,339
Cardo AB +	21,944	658,742
KappAhl Holding AB +	380,334	3,822,196

		8,501,185

Switzerland - 5.0%

Adecco SA +	63,700	3,514,009
Baloise Holding AG +	76,705	6,368,611
Burckhardt Compression Holding AG +	6,853	1,216,528
Clariant AG * +	489,042	5,782,977
EMS-Chemie Holding AG +	9,948	1,187,497
Galenica AG † +	16,428	5,949,228
Helvetia Holding AG +	21,128	6,543,239
Kuoni Reisen Holding AG +	8,735	2,946,181
Logitech International SA * +	162,255	2,814,290
Noble Corp	112,400	4,574,680
Valora Holding AG +	14,659	3,621,818

		44,519,058

United Kingdom - 16.1%

Afren PLC * +	1,662,819	2,276,403
Amlin PLC +	200,233	1,156,167
Arriva PLC +	106,236	847,517
Ashmore Group PLC +	363,951	1,592,715
Ashtead Group PLC +	2,167,223	2,840,012
Atkins WS PLC +	445,071	4,383,799
Autonomy Corp PLC * +	103,200	2,506,154
Barratt Developments PLC * +	669,400	1,331,672
BBA Aviation PLC +	500,355	1,319,552
Beazley PLC +	1,886,720	3,036,915
Capital & Regional PLC +	650,000	355,752
Cobham PLC +	450,624	1,820,208
CSR PLC * † +	374,400	2,461,672
Debenhams PLC * +	2,510,575	3,141,757
Dialog Semiconductor PLC * +	94,985	1,025,456
Drax Group PLC +	434,900	2,899,410
Eurasian Natural Resources Corp +	238,779	3,497,529
Ferrexpo PLC +	909,376	2,896,828
Firstgroup PLC +	782,159	5,350,479
Galiform PLC * +	2,700,080	3,231,820
GKN PLC * +	2,348,264	4,398,234
Hochschild Mining PLC +	653,565	3,594,444
Home Retail Group PLC +	565,901	2,566,631
IG Group Holdings PLC +	400,152	2,448,459
IMI PLC +	699,695	5,836,378
Inchcape PLC * +	5,153,390	2,457,074
International Personal Finance PLC +	1,011,868	3,387,391
J.D. Wetherspoon PLC * +	570,253	3,898,045
Jardine Lloyd Thompson Group PLC +	592,628	4,621,117
Laird PLC +	289,049	584,981
Lamprell PLC +	656,175	1,945,551
McBride PLC + ж	1,066,530	3,632,105
Michael Page International PLC +	490,749	2,987,872
Micro Focus International PLC +	336,440	2,460,865
Misys PLC * +	1,197,148	4,155,477
Mitie Group PLC +	545,100	2,020,558
Mondi PLC +	655,899	3,518,919
Morgan Crucible Co +	976,964	2,485,309
Next PLC +	234,767	7,849,694
Northumbrian Water Group PLC +	427,200	1,859,381
Persimmon PLC * +	224,500	1,697,609
Petrofac Ltd +	317,729	5,318,770

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
SIG PLC +	1,584,373	$2,859,619
Stagecoach Group PLC +	1,043,563	2,839,006
Sthree PLC +	1,085,864	5,155,182
Tate & Lyle PLC +	530,433	3,689,388
Taylor Wimpey PLC * +	2,645,422	1,656,594
Trinity Mirror PLC * +	822,271	1,978,994
WH Smith PLC +	427,061	3,397,425

		143,272,889

United States - 0.3%

Virgin Media Inc †	147,000	2,474,010

Total Common Stocks
(Cost $786,703,012)		874,786,132

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $6,362,004; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $6,490,000)	$6,362,000	6,362,000

Total Short-Term Investment
(Cost $6,362,000)		6,362,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.6%
(Cost $794,444,804)		883,572,561

	Shares
SECURITIES LENDING COLLATERAL - 2.6%

Pacific Select Liquidating Trust Ω	10,378,203	10,358,899
Pacific Select Sigma Liquidating Trust ¤ ж	613,305	26,071
State Street Navigator Securities Lending Trust-PSF Portfolio	12,981,386	12,981,386

Total Securities Lending Collateral
(Cost $23,129,259)		23,366,356

TOTAL INVESTMENTS - 102.2%
(Cost $817,574,063)		906,938,917

OTHER ASSETS & LIABILITIES, NET - (2.2%)		(19,900,159)

NET ASSETS - 100.0%		$887,038,758

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Industrials	22.7%
Consumer Discretionary	18.8%
Financials	15.3%
Materials	14.1%
Information Technology	7.4%
Consumer Staples	6.0%
Energy	5.9%
Health Care	5.9%
Short-Term Investment & Securities Lending Collateral	3.3%
Utilities	1.6%
Telecommunication Services	1.2%

102.2%
Other Assets & Liabilities, Net	(2.2%)

100.0%

(b) As of December 31, 2009, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Japan	18.9%
United Kingdom	16.1%
Canada	9.5%
Australia	7.0%
Germany	6.6%
France	5.5%
Switzerland	5.0%
Italy	4.8%
South Korea	4.6%
Netherlands	4.0%
United States	3.6%
Spain	3.1%
Ireland	2.1%
Bermuda	1.9%
Denmark	1.8%
Norway	1.3%
Austria	1.2%
Belgium	1.1%
Singapore	1.0%
Sweden	1.0%
Luxembourg	0.7%
Greece	0.5%
Finland	0.4%
Cyprus	0.3%
Hong Kong	0.1%
Portugal	0.1%

102.2%
Other Assets & Liabilities, Net	(2.2%)

100.0%

(c) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d) Securities with a total aggregate market value of $787,330,200 or 88.8% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e) Securities with a total aggregate market value of $26,071 or less than 0.1% of the net assets were in default as of December 31, 2009.

(f) 0.4% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(g)	Forward foreign currency contracts outstanding as of December 31, 2009 were as follows:

Contracts		Principal		Unrealized
to Buy or		Amount Covered		Appreciation
to Sell	Currency	by Contracts	Expiration	(Depreciation)
Sell	EUR	3,573,000	01/10	($19,677)
Sell	GBP	1,774,000	01/10	(14,991)
Sell	JPY	285,661,000	01/10	88,412

				$53,744

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS - 97.6%

Consumer Discretionary - 10.2%

Aaron’s Inc	282	$7,820
Abercrombie & Fitch Co ‘A’	249	8,678
Advance Auto Parts Inc	517	20,928
Aeropostale Inc *	372	12,667
Amazon.com Inc *	1,675	225,321
American Eagle Outfitters Inc	883	14,993
Apollo Group Inc ‘A’ *	697	42,224
AutoNation Inc *	10	192
AutoZone Inc *	162	25,607
Barnes & Noble Inc	75	1,430
Bed Bath & Beyond Inc *	1,293	49,949
Best Buy Co Inc	1,688	66,608
Big Lots Inc *	79	2,289
BorgWarner Inc *	519	17,241
Brink’s Home Security Holdings Inc *	194	6,332
Brinker International Inc	586	8,743
Burger King Holdings Inc	478	8,996
Career Education Corp *	360	8,392
CarMax Inc *	760	18,430
Carnival Corp * (Panama)	972	30,803
Chico’s FAS Inc *	870	12,223
Chipotle Mexican Grill Inc *	167	14,723
Choice Hotels International Inc	28	886
Coach Inc	1,592	58,156
Comcast Corp ‘A’	1,182	19,929
CTC Media Inc *	115	1,714
Darden Restaurants Inc	740	25,952
DeVry Inc	342	19,402
Dick’s Sporting Goods Inc *	475	11,813
Discovery Communications Inc ‘C’ *	1,287	34,131
Dollar General Corp *	72	1,615
Dollar Tree Inc *	487	23,522
Education Management Corp *	28	616
Expedia Inc *	848	21,802
Family Dollar Stores Inc	762	21,206
Federal Mogul Corp *	2	35
Foot Locker Inc	437	4,868
GameStop Corp ‘A’ *	785	17,223
Garmin Ltd (Cayman)	441	13,539
Gentex Corp	639	11,406
Guess? Inc	321	13,578
H&R Block Inc	1,672	37,821
Hanesbrands Inc *	447	10,777
Harman International Industries Inc	171	6,033
Hasbro Inc	429	13,754
Hillenbrand Inc	81	1,526
Hyatt Hotels Corp ‘A’ *	146	4,352
Interactive Data Corp	58	1,467
International Game Technology	1,248	23,425
ITT Educational Services Inc *	209	20,056
John Wiley & Sons Inc ‘A’	180	7,538
Johnson Controls Inc	1,838	50,067
KB Home	1	14
Kohl’s Corp *	1,482	79,924
Las Vegas Sands Corp *	1,096	16,374
Leggett & Platt Inc	450	9,180
Limited Brands Inc	857	16,489
LKQ Corp *	656	12,851
Lowe’s Cos Inc	2,310	54,031
M.D.C. Holdings Inc	106	3,290
Marriott International Inc ‘A’	673	18,339
Mattel Inc	1,348	26,933
McDonald’s Corp	5,639	352,099
MGM Mirage *	518	4,724
Morningstar Inc *	76	3,674
Netflix Inc *	224	12,351
Newell Rubbermaid Inc	261	3,918
Nike Inc ‘B’	1,826	120,644
Nordstrom Inc	814	30,590
NVR Inc *	5	3,554
O’Reilly Automotive Inc *	660	25,159
Office Depot Inc *	344	2,219
Omnicom Group Inc	1,625	63,619
Panera Bread Co ‘A’ *	161	10,782
Penske Auto Group Inc *	77	1,169
PetSmart Inc	603	16,094
Phillips-Van Heusen Corp	199	8,095
Polo Ralph Lauren Corp	268	21,703
priceline.com Inc *	228	49,818
Pulte Homes Inc *	248	2,480
RadioShack Corp	129	2,516
Regal Entertainment Group ‘A’	286	4,130
Ross Stores Inc	676	28,872
Royal Caribbean Cruises Ltd * (Liberia)	214	5,410
Scientific Games Corp ‘A’ *	286	4,161
Scripps Networks Interactive Inc ‘A’	235	9,752
Staples Inc	3,713	91,303
Starbucks Corp *	3,808	87,812
Starwood Hotels & Resorts Worldwide Inc	185	6,765
Strayer Education Inc	79	16,787
Target Corp	3,867	187,047
The DIRECTV Group Inc ‘A’ *	2,386	79,573
The Gap Inc	2,118	44,372
The Goodyear Tire & Rubber Co *	1,170	16,497
The Home Depot Inc	596	17,242
The McGraw-Hill Cos Inc	1,572	52,678
The New York Times Co ‘A’ *	46	569
The Sherwin-Williams Co	457	28,174
The TJX Cos Inc	2,127	77,742
Thor Industries Inc	93	2,920
Tiffany & Co	605	26,015
TRW Automotive Holdings Corp *	90	2,149
Urban Outfitters Inc *	686	24,003
VF Corp	117	8,569
WABCO Holdings Inc	299	7,711
Weight Watchers International Inc	11	321
Wendy’s/Arby’s Group Inc ‘A’	649	3,044
Williams-Sonoma Inc	238	4,946
WMS Industries Inc *	293	11,720
Wyndham Worldwide Corp	391	7,886
Yum! Brands Inc	2,311	80,816

		2,994,417

Consumer Staples - 15.4%

Alberto-Culver Co	316	9,256
Altria Group Inc	10,626	208,588
Archer-Daniels-Midland Co	1,887	59,082
Avon Products Inc	2,135	67,253
BJ’s Wholesale Club Inc *	87	2,846
Brown-Forman Corp ‘B’	353	18,910
Campbell Soup Co	693	23,423
Church & Dwight Co Inc	372	22,487
Coca-Cola Enterprises Inc	1,278	27,094
Colgate-Palmolive Co	2,567	210,879
Costco Wholesale Corp	2,215	131,062
CVS Caremark Corp	2,233	71,925
Dean Foods Co *	978	17,643
Energizer Holdings Inc *	315	19,303
Flowers Foods Inc	265	6,296
General Mills Inc	714	50,558
Green Mountain Coffee Roasters Inc *	190	15,479
H.J. Heinz Co	1,337	57,170
Hansen Natural Corp *	323	12,403
Herbalife Ltd (Cayman)	320	12,982
Hormel Foods Corp	24	923
Kellogg Co	1,289	68,575

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Kimberly-Clark Corp	1,862	$118,628
Lorillard Inc	777	62,339
McCormick & Co Inc	622	22,473
Mead Johnson Nutrition Co ‘A’	495	21,632
Molson Coors Brewing Co ‘B’	50	2,258
NBTY Inc *	195	8,490
PepsiCo Inc	7,917	481,354
Philip Morris International Inc	9,976	480,743
Sara Lee Corp	777	9,464
Smithfield Foods Inc *	104	1,580
Sysco Corp	3,065	85,636
The Clorox Co	654	39,894
The Coca-Cola Co	9,256	527,592
The Estee Lauder Cos Inc ‘A’	595	28,774
The Hershey Co	477	17,072
The Kroger Co	2,881	59,147
The Pepsi Bottling Group Inc	536	20,100
The Procter & Gamble Co	9,715	589,020
Wal-Mart Stores Inc	11,250	601,313
Walgreen Co	5,019	184,298
Whole Foods Market Inc *	501	13,752

		4,489,696

Energy - 4.1%

Alpha Natural Resources Inc *	633	27,459
Atwood Oceanics Inc *	276	9,895
Cameron International Corp *	1,111	46,440
CNX Gas Corp *	84	2,480
Comstock Resources Inc *	37	1,501
CONSOL Energy Inc	902	44,920
Continental Resources Inc *	50	2,144
Diamond Offshore Drilling Inc	367	36,120
Dresser-Rand Group Inc *	378	11,949
El Paso Corp	875	8,601
EXCO Resources Inc	630	13,375
Exterran Holdings Inc *	170	3,646
Exxon Mobil Corp	6,401	436,484
FMC Technologies Inc *	608	35,167
Forest Oil Corp *	251	5,585
Frontier Oil Corp	499	6,008
Helmerich & Payne Inc	201	8,016
Holly Corp	254	6,510
Mariner Energy Inc *	462	5,364
Massey Energy Co	372	15,628
Oceaneering International Inc *	257	15,040
Patterson-UTI Energy Inc	188	2,886
Peabody Energy Corp	1,388	62,751
Petrohawk Energy Corp *	1,494	35,841
Plains Exploration & Production Co *	425	11,755
Pride International Inc *	390	12,445
Quicksilver Resources Inc *	657	9,862
Range Resources Corp	144	7,178
Rowan Cos Inc *	149	3,373
Schlumberger Ltd (Netherlands)	2,747	178,802
Seahawk Drilling Inc *	44	992
Smith International Inc	795	21,600
Southwestern Energy Co *	1,781	85,844
St. Mary Land & Exploration Co	110	3,766
Teekay Corp	100	2,321
Tesoro Corp	354	4,797

		1,186,545

Financials - 4.8%

Affiliated Managers Group Inc *	227	15,288
Aflac Inc	2,359	109,104
Alexandria Real Estate Equities Inc REIT	47	3,022
American Express Co	921	37,319
American International Group Inc *	209	6,266
AmeriCredit Corp *	100	1,904
Ameriprise Financial Inc	129	5,008
Arthur J. Gallagher & Co	411	9,252
AXIS Capital Holdings Ltd (Bermuda)	199	5,654
BlackRock Inc	55	12,771
BOK Financial Corp	24	1,140
Brown & Brown Inc	358	6,433
Capital One Financial Corp	625	23,962
CapitalSource Inc	100	397
Capitol Federal Financial	68	2,139
CB Richard Ellis Group Inc ‘A’ *	1,135	15,402
CME Group Inc	23	7,727
CNA Financial Corp *	43	1,032
Commerce Bancshares Inc	73	2,827
Digital Realty Trust Inc REIT	420	21,118
Eaton Vance Corp	554	16,847
Endurance Specialty Holdings Ltd (Bermuda)	128	4,765
Erie Indemnity Co ‘A’	70	2,731
Federal Realty Investment Trust REIT	60	4,063
Federated Investors Inc ‘B’	473	13,007
Fidelity National Financial Inc ‘A’	231	3,109
Franklin Resources Inc	359	37,821
Genworth Financial Inc ‘A’ *	986	11,191
GLG Partners Inc *	996	3,207
Greenhill & Co Inc	89	7,141
HCP Inc REIT	533	16,278
Health Care REIT Inc	341	15,113
Hudson City Bancorp Inc	1,376	18,892
IntercontinentalExchange Inc *	362	40,653
Invesco Ltd (Bermuda)	198	4,651
Investment Technology Group Inc *	14	276
Janus Capital Group Inc	755	10,155
Jefferies Group Inc *	409	9,706
Lazard Ltd ‘A’ (Bermuda)	361	13,707
Leucadia National Corp *	301	7,161
Lincoln National Corp	437	10,873
Marsh & McLennan Cos Inc	219	4,835
Moody’s Corp	991	26,559
Morgan Stanley	1,573	46,561
MSCI Inc ‘A’ *	478	15,200
Nationwide Health Properties Inc REIT	420	14,776
Northern Trust Corp	1,260	66,024
NYSE Euronext	304	7,691
Plum Creek Timber Co Inc REIT	339	12,801
Principal Financial Group Inc	1,547	37,190
Prudential Financial Inc	1,198	59,612
Public Storage REIT	667	54,327
Rayonier Inc REIT	190	8,010
Reinsurance Group of America Inc	16	762
SEI Investments Co	546	9,566
Simon Property Group Inc REIT	526	41,975
SLM Corp *	434	4,891
State Street Corp	1,316	57,299
T. Rowe Price Group Inc	1,328	70,716
TD Ameritrade Holding Corp *	1,339	25,950
TFS Financial Corp	12	146
The Bank of New York Mellon Corp	1,209	33,816
The Charles Schwab Corp	4,921	92,613
The Goldman Sachs Group Inc	170	28,703
The Hanover Insurance Group Inc	18	800
The NASDAQ OMX Group Inc *	355	7,036
The Progressive Corp *	300	5,397
The St. Joe Co *	440	12,712
Validus Holdings Ltd (Bermuda)	47	1,266
W.R. Berkley Corp	150	3,696
Waddell & Reed Financial Inc ‘A’	398	12,155
Wells Fargo & Co	3,550	95,814

		1,398,011

Health Care - 15.4%

Abbott Laboratories	7,869	424,847
Abraxis Bioscience Inc *	24	973

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Aetna Inc	528	$16,738
Alexion Pharmaceuticals Inc *	424	20,700
Allergan Inc	1,530	96,405
Allscripts-Misys Healthcare Solutions Inc *	269	5,442
AmerisourceBergen Corp	1,403	36,576
Amgen Inc *	5,192	293,711
Amylin Pharmaceuticals Inc *	777	11,026
Baxter International Inc	3,113	182,671
Beckman Coulter Inc	327	21,399
Becton Dickinson & Co	1,242	97,944
Bio-Rad Laboratories Inc ‘A’ *	84	8,103
Biogen Idec Inc *	1,499	80,196
BioMarin Pharmaceutical Inc *	502	9,443
Boston Scientific Corp *	2,742	24,678
Bristol-Myers Squibb Co	4,778	120,644
C.R. Bard Inc	526	40,975
Celgene Corp *	2,372	132,073
Cephalon Inc *	398	24,839
Cerner Corp *	357	29,431
Charles River Laboratories International Inc *	193	6,502
CIGNA Corp	121	4,268
Community Health Systems Inc *	265	9,434
Covance Inc *	303	16,535
Coventry Health Care Inc *	174	4,226
DaVita Inc *	551	32,366
Dendreon Corp *	570	14,980
DENTSPLY International Inc	714	25,111
Edwards Lifesciences Corp *	269	23,363
Eli Lilly & Co	2,752	98,274
Emdeon Inc ‘A’ *	44	671
Express Scripts Inc *	1,416	122,413
Gen-Probe Inc *	247	10,596
Genzyme Corp *	1,406	68,908
Gilead Sciences Inc *	4,660	201,685
Health Management Associates Inc ‘A’ *	1,132	8,230
Henry Schein Inc *	489	25,721
Hill-Rom Holdings Inc	92	2,207
Hologic Inc *	198	2,871
Hospira Inc *	791	40,341
Humana Inc *	344	15,098
IDEXX Laboratories Inc *	276	14,749
Illumina Inc *	660	20,229
IMS Health Inc	218	4,591
Intuitive Surgical Inc *	196	59,451
Inverness Medical Innovations Inc *	166	6,891
Johnson & Johnson	10,857	699,299
Kinetic Concepts Inc *	127	4,782
Laboratory Corp of America Holdings *	532	39,815
Life Technologies Corp *	761	39,747
Lincare Holdings Inc *	316	11,730
McKesson Corp	700	43,750
Medco Health Solutions Inc *	2,484	158,752
MEDNAX Inc *	53	3,186
Medtronic Inc	5,744	252,621
Merck & Co Inc	5,980	218,509
Mettler-Toledo International Inc *	157	16,483
Millipore Corp *	261	18,883
Mylan Inc *	1,169	21,545
Myriad Genetics Inc *	505	13,180
Omnicare Inc	204	4,933
OSI Pharmaceuticals Inc *	281	8,719
Patterson Cos Inc *	463	12,955
PerkinElmer Inc	140	2,883
Perrigo Co	379	15,099
Pharmaceutical Product Development Inc	483	11,322
Quest Diagnostics Inc	768	46,372
ResMed Inc *	377	19,706
St. Jude Medical Inc *	1,803	66,314
Stryker Corp	1,696	85,428
Talecris Biotherapeutics Holdings Corp *	214	4,766
Techne Corp	168	11,518
Teleflex Inc	60	3,233
Tenet Healthcare Corp *	1,600	8,624
Thermo Fisher Scientific Inc *	203	9,681
United Therapeutics Corp *	216	11,372
Universal Health Services Inc ‘B’	72	2,196
Valeant Pharmaceuticals International *	315	10,014
Varian Medical Systems Inc *	614	28,766
VCA Antech Inc *	388	9,669
Vertex Pharmaceuticals Inc *	963	41,265
Waters Corp *	512	31,724
WellPoint Inc *	179	10,434

		4,517,800

Industrials - 9.9%

3M Co	3,562	294,471
A123 Systems Inc *	142	3,186
Aecom Technology Corp *	442	12,155
Alliant Techsystems Inc *	184	16,242
AMETEK Inc	510	19,502
AMR Corp *	1,814	14,022
Armstrong World Industries Inc *	31	1,207
Avery Dennison Corp	110	4,014
BE Aerospace Inc *	191	4,489
Bucyrus International Inc	103	5,806
C.H. Robinson Worldwide Inc	891	52,328
Carlisle Cos Inc	57	1,953
Caterpillar Inc	1,529	87,138
Cintas Corp	89	2,318
Con-way Inc	107	3,735
Continental Airlines Inc ‘B’ *	755	13,530
Copa Holdings SA ‘A’ (Panama)	164	8,933
Copart Inc *	303	11,099
Corrections Corp of America *	45	1,105
Crane Co	94	2,878
Cummins Inc	366	16,785
Danaher Corp	840	63,168
Deere & Co	558	30,182
Delta Air Lines Inc *	3,856	43,881
Donaldson Co Inc	362	15,399
Dover Corp	671	27,920
Emerson Electric Co	3,797	161,752
Equifax Inc	478	14,765
Expeditors International of Washington Inc	1,040	36,119
Fastenal Co	637	26,525
First Solar Inc *	269	36,423
Flowserve Corp	299	28,264
Fluor Corp	942	42,428
FTI Consulting Inc *	285	13,441
GATX Corp	69	1,984
General Dynamics Corp	158	10,771
Goodrich Corp	655	42,084
Graco Inc	98	2,800
Harsco Corp	263	8,477
Honeywell International Inc	3,834	150,293
Hubbell Inc ‘B’	15	710
IDEX Corp	196	6,105
IHS Inc ‘A’ *	218	11,949
Iron Mountain Inc *	867	19,733
ITT Corp	114	5,670
Jacobs Engineering Group Inc *	655	24,635
JB Hunt Transport Services Inc	463	14,941
Joy Global Inc	474	24,454
Kansas City Southern *	224	7,457
Kirby Corp *	38	1,324
Landstar System Inc	262	10,158
Lennox International Inc	252	9,838
Lockheed Martin Corp	1,643	123,800
Masco Corp	794	10,965
McDermott International Inc * (Panama)	1,127	27,059

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Monster Worldwide Inc *	411	$7,151
MSC Industrial Direct Co Inc ‘A’	189	8,883
Navistar International Corp *	346	13,373
Norfolk Southern Corp	260	13,629
Northrop Grumman Corp	224	12,510
Owens Corning *	157	4,025
PACCAR Inc	1,751	63,509
Pall Corp	599	21,684
Pentair Inc	94	3,036
Precision Castparts Corp	702	77,466
Raytheon Co	1,577	81,247
Republic Services Inc	468	13,249
Robert Half International Inc	826	22,079
Rockwell Automation Inc	48	2,255
Rockwell Collins Inc	780	43,181
Roper Industries Inc	368	19,272
RR Donnelley & Sons Co	289	6,436
Snap-on Inc	71	3,000
Southwest Airlines Co	1,291	14,756
Spirit AeroSystems Holdings Inc ‘A’ *	121	2,403
Stericycle Inc *	459	25,323
SunPower Corp ‘A’ *	529	12,527
The Boeing Co	332	17,971
The Brink’s Co	288	7,010
The Dun & Bradstreet Corp	255	21,514
The Shaw Group Inc *	360	10,350
The Toro Co	165	6,899
Thomas & Betts Corp *	110	3,937
TransDigm Group Inc	174	8,263
Union Pacific Corp	1,389	88,757
United Parcel Service Inc ‘B’	3,502	200,910
United Technologies Corp	3,940	273,475
URS Corp *	66	2,938
UTi Worldwide Inc (United Kingdom)	393	5,628
Valmont Industries Inc	110	8,630
Verisk Analytics Inc ‘A’ *	338	10,235
W.W. Grainger Inc	329	31,857
Wabtec Corp	213	8,699
Waste Connections Inc *	254	8,468
Waste Management Inc	2,205	74,551
WESCO International Inc *	148	3,997

		2,897,453

Information Technology - 32.5%

Activision Blizzard Inc *	1,656	18,398
Adobe Systems Inc *	2,709	99,637
Advanced Micro Devices Inc *	1,527	14,781
Affiliated Computer Services Inc ‘A’ *	258	15,400
Agilent Technologies Inc *	1,710	53,130
Akamai Technologies Inc *	918	23,253
Alliance Data Systems Corp *	288	18,602
Altera Corp	1,565	35,416
Amdocs Ltd * (United Kingdom)	94	2,682
Amphenol Corp ‘A’	842	38,883
Analog Devices Inc	1,483	46,833
ANSYS Inc *	420	18,253
Apple Inc *	4,545	958,359
Arrow Electronics Inc *	206	6,100
Autodesk Inc *	830	21,090
Automatic Data Processing Inc	2,595	111,118
Avnet Inc *	217	6,545
BMC Software Inc *	983	39,418
Broadcom Corp ‘A’ *	2,461	77,398
Broadridge Financial Solutions Inc	390	8,798
Brocade Communications Systems Inc *	871	6,646
CA Inc	1,484	33,331
Cadence Design Systems Inc *	1,513	9,063
Ciena Corp *	83	900
Cisco Systems Inc *	29,363	702,950
Citrix Systems Inc *	960	39,946
Cognizant Technology Solutions Corp ‘A’ *	1,515	68,629
Convergys Corp *	49	527
Corning Inc	6,831	131,907
Cree Inc *	506	28,523
Cypress Semiconductor Corp *	816	8,617
Dell Inc *	8,809	126,497
Diebold Inc	257	7,312
Dolby Laboratories Inc ‘A’ *	280	13,364
DST Systems Inc *	144	6,271
eBay Inc *	1,277	30,061
Electronic Arts Inc *	1,703	30,228
EMC Corp *	1,148	20,055
Equinix Inc *	203	21,548
F5 Networks Inc *	420	22,252
FactSet Research Systems Inc	195	12,845
Fidelity National Information Services Inc	989	23,182
Fiserv Inc *	825	39,996
FLIR Systems Inc *	726	23,755
Genpact Ltd * (Bermuda)	249	3,710
Global Payments Inc	415	22,352
Google Inc ‘A’ *	1,220	756,376
Harris Corp	500	23,775
Hewitt Associates Inc ‘A’ *	396	16,735
Hewlett-Packard Co	9,414	484,915
IAC/InterActiveCorp *	281	5,755
Integrated Device Technology Inc *	361	2,336
Intel Corp	17,503	357,061
International Business Machines Corp	6,730	880,957
International Rectifier Corp *	109	2,411
Intersil Corp ‘A’	405	6,213
Intuit Inc *	1,698	52,146
Itron Inc *	188	12,703
Jabil Circuit Inc	537	9,328
JDS Uniphase Corp *	673	5,552
Juniper Networks Inc *	2,631	70,169
Lam Research Corp *	608	23,840
Lender Processing Services Inc	459	18,663
Linear Technology Corp	1,186	36,220
Marvell Technology Group Ltd * (Bermuda)	2,427	50,360
MasterCard Inc ‘A’	439	112,375
Maxim Integrated Products Inc	1,229	24,949
McAfee Inc *	824	33,430
MEMC Electronic Materials Inc *	1,209	16,467
Microchip Technology Inc	904	26,270
Micron Technology Inc *	656	6,927
MICROS Systems Inc *	366	11,357
Microsoft Corp	39,270	1,197,342
Molex Inc	11	237
Motorola Inc *	797	6,185
National Instruments Corp	237	6,980
National Semiconductor Corp	1,255	19,277
NCR Corp *	892	9,928
NetApp Inc *	1,730	59,495
NeuStar Inc ‘A’ *	315	7,258
Novell Inc *	552	2,291
Novellus Systems Inc *	356	8,309
Nuance Communications Inc *	997	15,493
NVIDIA Corp *	2,849	53,219
ON Semiconductor Corp *	2,037	17,946
Oracle Corp	19,438	477,008
Paychex Inc	1,692	51,843
QLogic Corp *	662	12,492
QUALCOMM Inc	8,477	392,146
Rambus Inc *	572	13,957
Red Hat Inc *	960	29,664
Rovi Corp *	349	11,123
SAIC Inc *	1,571	29,755
salesforce.com inc *	568	41,901
SanDisk Corp *	592	17,162
Seagate Technology (Cayman)	2,264	41,182

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Silicon Laboratories Inc *	235	$11,360
Sohu.com Inc *	170	9,738
Sybase Inc *	459	19,921
Symantec Corp *	4,260	76,211
Synopsys Inc *	532	11,853
Teradata Corp *	756	23,761
Teradyne Inc *	981	10,526
Texas Instruments Inc	6,438	167,774
The Western Union Co	3,609	68,030
Total System Services Inc	508	8,773
Trimble Navigation Ltd *	565	14,238
Varian Semiconductor Equipment Associates Inc *	339	12,163
VeriSign Inc *	1,027	24,894
Visa Inc ‘A’	2,305	201,595
Vishay Intertechnology Inc *	135	1,127
VMware Inc ‘A’ *	284	12,036
WebMD Health Corp ‘A’ *	288	11,085
Western Digital Corp *	1,048	46,269
Xilinx Inc	1,460	36,588
Yahoo! Inc *	5,705	95,730
Zebra Technologies Corp ‘A’ *	223	6,324

		9,488,040

Materials - 3.8%

Air Products & Chemicals Inc	375	30,398
Albemarle Corp	19	691
Alcoa Inc	2,372	38,237
Ashland Inc	37	1,466
Ball Corp	326	16,854
Celanese Corp ‘A’	704	22,598
CF Industries Holdings Inc	191	17,339
Cliffs Natural Resources Inc	85	3,918
Compass Minerals International Inc	109	7,324
Crown Holdings Inc *	788	20,157
E.I. du Pont de Nemours & Co	1,506	50,707
Eagle Materials Inc	217	5,653
Ecolab Inc	1,172	52,248
FMC Corp	321	17,899
Freeport-McMoRan Copper & Gold Inc *	1,279	102,691
International Flavors & Fragrances Inc	341	14,029
Intrepid Potash Inc *	228	6,651
Martin Marietta Materials Inc	103	9,209
Monsanto Co	2,801	228,982
Nalco Holding Co	659	16,811
Newmont Mining Corp	2,472	116,950
Owens-Illinois Inc *	670	22,023
Packaging Corp of America	107	2,462
Pactiv Corp *	574	13,856
Praxair Inc	1,588	127,532
Royal Gold Inc	84	3,956
RPM International Inc	276	5,611
Schnitzer Steel Industries Inc ‘A’	107	5,104
Sigma-Aldrich Corp	593	29,964
Southern Copper Corp	627	20,635
Terra Industries Inc	318	10,236
The Lubrizol Corp	318	23,198
The Mosaic Co	824	49,218
The Scotts Miracle-Gro Co ‘A’	193	7,587
Walter Energy Inc	282	21,237

		1,123,431

Telecommunication Services - 0.6%

American Tower Corp ‘A’ *	1,993	86,117
Crown Castle International Corp *	502	19,598
Frontier Communications Corp	895	6,990
Leap Wireless International Inc *	281	4,932
MetroPCS Communications Inc *	1,171	8,935
NII Holdings Inc *	61	2,048
SBA Communications Corp ‘A’ *	587	20,052
tw telecom Inc *	697	11,947
Windstream Corp	1,171	12,869

		173,488

Utilities - 0.9%

Allegheny Energy Inc	591	13,877
American Water Works Co Inc	114	2,555
Calpine Corp *	837	9,207
CenterPoint Energy Inc	1,694	24,580
Constellation Energy Group Inc	741	26,061
DPL Inc	123	3,395
EQT Corp	633	27,801
Exelon Corp	323	15,785
FPL Group Inc	303	16,005
Integrys Energy Group Inc	58	2,435
ITC Holdings Corp	283	14,742
NV Energy Inc	387	4,791
Ormat Technologies Inc	68	2,573
PPL Corp	1,871	60,452
The AES Corp *	2,656	35,351

		259,610

Total Common Stocks
(Cost $24,558,149)		28,528,491

EXCHANGE-TRADED FUND - 2.2%

iShares Russell 1000 Growth Index Fund	12,581	627,163

Total Exchange-Traded Fund
(Cost $629,044)		627,163

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $328,000; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $335,000)	$328,000	328,000

Total Short-Term Investment
(Cost $328,000)		328,000

TOTAL INVESTMENTS - 100.9%
(Cost $25,515,193)		29,483,654

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(253,521)

NET ASSETS - 100.0%		$29,230,133

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	32.5%
Consumer Staples	15.4%
Health Care	15.4%
Consumer Discretionary	10.2%
Industrials	9.9%
Financials	4.8%
Energy	4.1%
Materials	3.8%
Exchange-Traded Fund	2.2%
Short-Term Investment	1.1%
Utilities	0.9%
Telecommunication Services	0.6%

100.9%
Other Assets & Liabilities, Net	(0.9%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

Clearwire Corp Exp. 06/21/10 *	250	$100

Total Rights
(Cost $0)		100

COMMON STOCKS - 97.5%

Consumer Discretionary - 9.6%

Abercrombie & Fitch Co ‘A’	290	10,107
Autoliv Inc *	532	23,068
AutoNation Inc *	386	7,392
Barnes & Noble Inc	228	4,348
Big Lots Inc *	470	13,621
BorgWarner Inc *	75	2,492
Boyd Gaming Corp *	295	2,469
Cablevision Systems Corp ‘A’	1,329	34,315
Career Education Corp *	36	839
CarMax Inc *	361	8,754
Carnival Corp * (Panama)	1,361	43,130
CBS Corp ‘B’	3,664	51,479
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	160	3,778
Chico’s FAS Inc *	18	253
Choice Hotels International Inc	76	2,406
Clear Channel Outdoor Holdings Inc ‘A’ *	333	3,460
Comcast Corp ‘A’	15,772	265,916
D.R. Horton Inc	1,585	17,229
Discovery Communications Inc ‘C’ *	92	2,440
DISH Network Corp ‘A’	1,175	24,405
Dollar General Corp *	13	292
DreamWorks Animation SKG Inc ‘A’ *	409	16,340
Expedia Inc *	123	3,162
Federal Mogul Corp *	57	986
Foot Locker Inc	612	6,818
Ford Motor Co *	18,317	183,170
Fortune Brands Inc	851	36,763
GameStop Corp ‘A’ *	171	3,752
Gannett Co Inc	1,445	21,458
Garmin Ltd (Cayman)	116	3,561
Genuine Parts Co	899	34,126
Harley-Davidson Inc	1,342	33,818
Harman International Industries Inc	153	5,398
Hasbro Inc	352	11,285
Hillenbrand Inc	154	2,901
Hyatt Hotels Corp ‘A’ *	64	1,908
Interactive Data Corp	86	2,176
International Game Technology	282	5,293
International Speedway Corp ‘A’	121	3,442
J.C. Penney Co Inc	1,351	35,950
Jarden Corp	496	15,331
Johnson Controls Inc	1,729	47,098
KB Home	498	6,813
Kohl’s Corp *	142	7,658
Lamar Advertising Co ‘A’ *	322	10,011
Las Vegas Sands Corp *	383	5,722
Leggett & Platt Inc	336	6,854
Lennar Corp ‘A’	956	12,208
Liberty Global Inc ‘A’ *	1,618	35,450
Liberty Media Corp - Capital ‘A’ *	430	10,268
Liberty Media Corp - Interactive ‘A’ *	3,417	37,040
Liberty Media Corp - Starz ‘A’ *	304	14,030
Limited Brands Inc	516	9,928
Lowe’s Cos Inc	6,020	140,808
M.D.C. Holdings Inc	174	5,401
Macy’s Inc	2,542	42,604
Marriott International Inc ‘A’	895	24,389
Marvel Entertainment Inc *	228	12,330
Mattel Inc	480	9,590
Meredith Corp	157	4,843
MGM Mirage *	729	6,649
Mohawk Industries Inc *	315	14,994
Newell Rubbermaid Inc	1,312	19,693
News Corp ‘A’	13,311	182,228
NVR Inc *	27	19,189
Office Depot Inc *	1,299	8,379
Penn National Gaming Inc *	377	10,247
Penske Auto Group Inc *	177	2,687
Phillips-Van Heusen Corp	140	5,695
Polo Ralph Lauren Corp	32	2,591
Pulte Homes Inc *	1,878	18,780
RadioShack Corp	694	13,533
Regal Entertainment Group ‘A’	294	4,245
Royal Caribbean Cruises Ltd * (Liberia)	573	14,485
Scripps Networks Interactive Inc ‘A’	201	8,342
Sears Holdings Corp *	288	24,034
Service Corp International	1,555	12,736
Signet Jewelers Ltd (NYSE) * (Bermuda)	383	10,234
Starwood Hotels & Resorts Worldwide Inc	955	34,924
The Black & Decker Corp	338	21,913
The DIRECTV Group Inc ‘A’ *	3,102	103,452
The Gap Inc	395	8,275
The Home Depot Inc	9,390	271,653
The Interpublic Group of Cos Inc *	2,699	19,919
The New York Times Co ‘A’ *	538	6,650
The Sherwin-Williams Co	113	6,966
The Walt Disney Co	10,893	351,299
The Washington Post Co ‘B’	35	15,386
Thor Industries Inc	101	3,171
Tiffany & Co	91	3,913
Time Warner Cable Inc	2,041	84,477
Time Warner Inc	7,006	204,155
Toll Brothers Inc *	861	16,195
TRW Automotive Holdings Corp *	245	5,851
VF Corp	387	28,344
Viacom Inc ‘B’ *	3,255	96,771
Virgin Media Inc	1,768	29,755
WABCO Holdings Inc	78	2,012
Warner Music Group Corp *	158	894
Weight Watchers International Inc	127	3,703
Wendy’s/Arby’s Group Inc ‘A’	1,241	5,820
Whirlpool Corp	450	36,297
Williams-Sonoma Inc	382	7,938
Wyndham Worldwide Corp	561	11,315
Wynn Resorts Ltd	397	23,117

		3,175,782

Consumer Staples - 5.4%

Alberto-Culver Co	73	2,138
Archer-Daniels-Midland Co	1,718	53,790
BJ’s Wholesale Club Inc *	310	10,140
Brown-Forman Corp ‘B’	87	4,660
Bunge Ltd (Bermuda)	811	51,766
Campbell Soup Co	357	12,067
Central European Distribution Corp *	343	9,745
Coca-Cola Enterprises Inc	263	5,576
ConAgra Foods Inc	2,557	58,939
Constellation Brands Inc ‘A’ *	1,073	17,093
Corn Products International Inc	421	12,306
CVS Caremark Corp	5,928	190,941
Del Monte Foods Co	1,117	12,667
Dr Pepper Snapple Group Inc	1,451	41,063
Energizer Holdings Inc *	88	5,393
Flowers Foods Inc	77	1,829
General Mills Inc	1,165	82,494
H.J. Heinz Co	394	16,847
Hormel Foods Corp	355	13,650

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Kimberly-Clark Corp	344	$21,916
Kraft Foods Inc ‘A’	8,618	234,237
Lorillard Inc	138	11,072
Mead Johnson Nutrition Co ‘A’	594	25,958
Molson Coors Brewing Co ‘B’	680	30,709
NBTY Inc *	94	4,093
PepsiAmericas Inc	307	8,983
Ralcorp Holdings Inc *	360	21,495
Reynolds American Inc	1,025	54,294
RITE AID Corp *	3,172	4,790
Safeway Inc	2,555	54,396
Sara Lee Corp	2,961	36,065
Smithfield Foods Inc *	730	11,089
SUPERVALU Inc	1,333	16,942
The Clorox Co	121	7,381
The Coca-Cola Co	2,890	164,730
The Hershey Co	372	13,314
The J.M. Smucker Co	724	44,707
The Kroger Co	689	14,145
The Pepsi Bottling Group Inc	153	5,737
The Procter & Gamble Co	5,900	357,717
Tyson Foods Inc ‘A’	1,879	23,055
Whole Foods Market Inc *	108	2,965

		1,772,894

Energy - 18.2%

Anadarko Petroleum Corp	2,969	185,325
Apache Corp	1,993	205,618
Arch Coal Inc	1,006	22,383
Atwood Oceanics Inc *	85	3,047
Baker Hughes Inc	1,792	72,540
BJ Services Co	1,643	30,560
Cabot Oil & Gas Corp	643	28,028
Cameron International Corp *	123	5,141
Chesapeake Energy Corp	3,741	96,817
Chevron Corp	11,796	908,174
Cimarex Energy Co	470	24,896
Comstock Resources Inc *	282	11,441
Concho Resources Inc *	420	18,858
ConocoPhillips	8,700	444,309
Continental Resources Inc *	65	2,788
Denbury Resources Inc *	1,386	20,513
Devon Energy Corp	2,642	194,187
El Paso Corp	2,854	28,055
Encore Acquisition Co *	300	14,406
EOG Resources Inc	1,494	145,366
EXCO Resources Inc	146	3,100
Exterran Holdings Inc *	212	4,547
Exxon Mobil Corp	21,321	1,453,879
Forest Oil Corp *	462	10,280
Frontier Oil Corp	223	2,685
Frontline Ltd (Bermuda)	216	5,901
Halliburton Co	5,344	160,801
Helix Energy Solutions Group Inc *	542	6,369
Helmerich & Payne Inc	466	18,584
Hess Corp	1,741	105,330
Marathon Oil Corp	4,228	131,998
Mariner Energy Inc *	12	139
Massey Energy Co	126	5,293
Murphy Oil Corp	1,155	62,601
Nabors Industries Ltd * (Bermuda)	1,726	37,782
National Oilwell Varco Inc	2,431	107,183
Newfield Exploration Co *	814	39,259
Noble Energy Inc	998	71,078
Occidental Petroleum Corp	4,757	386,982
Oil States International Inc *	280	11,001
Overseas Shipholding Group Inc	163	7,164
Patterson-UTI Energy Inc	861	13,216
Pioneer Natural Resources Co	644	31,021
Plains Exploration & Production Co *	422	11,673
Pride International Inc *	522	16,657
Range Resources Corp	818	40,777
Rowan Cos Inc *	604	13,675
SandRidge Energy Inc *	938	8,845
Schlumberger Ltd (Netherlands)	3,824	248,904
SEACOR Holdings Inc *	142	10,827
Seahawk Drilling Inc *	63	1,420
Smith International Inc	641	17,416
Southern Union Co	637	14,460
Spectra Energy Corp	3,717	76,236
St. Mary Land & Exploration Co	266	9,108
Sunoco Inc	729	19,027
Superior Energy Services Inc *	415	10,080
Teekay Corp	134	3,110
Tesoro Corp	561	7,602
The Williams Cos Inc	3,342	70,449
Tidewater Inc	300	14,385
Unit Corp *	231	9,818
Valero Energy Corp	3,381	56,632
Whiting Petroleum Corp *	317	22,650
XTO Energy Inc	3,381	157,318

		5,979,714

Financials - 23.4%

Alexandria Real Estate Equities Inc REIT	184	11,829
Alleghany Corp *	26	7,176
Allied World Assurance Co Holdings Ltd (Bermuda)	281	12,946
AMB Property Corp REIT	826	21,104
American Express Co	4,857	196,806
American Financial Group Inc	489	12,201
American International Group Inc *	480	14,390
American National Insurance Co	81	9,675
AmeriCredit Corp *	355	6,759
Ameriprise Financial Inc	1,352	52,485
Annaly Capital Management Inc REIT	3,305	57,342
Aon Corp	1,649	63,223
Apartment Investment & Management Co ‘A’ REIT	762	12,131
Arch Capital Group Ltd * (Bermuda)	311	22,252
Arthur J. Gallagher & Co	29	653
Aspen Insurance Holdings Ltd (Bermuda)	448	11,402
Associated Banc-Corp	723	7,960
Assurant Inc	648	19,103
AvalonBay Communities Inc REIT	493	40,480
AXIS Capital Holdings Ltd (Bermuda)	577	16,393
BancorpSouth Inc	471	11,050
Bank of America Corp	51,003	768,105
Bank of Hawaii Corp	270	12,706
BB&T Corp	4,106	104,169
BlackRock Inc	124	28,793
BOK Financial Corp	52	2,471
Boston Properties Inc REIT	843	56,540
Brandywine Realty Trust REIT	754	8,596
BRE Properties Inc REIT	308	10,189
Brown & Brown Inc	177	3,181
Camden Property Trust REIT	377	15,973
Capital One Financial Corp	1,940	74,380
CapitalSource Inc	965	3,831
Chimera Investment Corp REIT	3,791	14,709
Cincinnati Financial Corp	819	21,491
Citigroup Inc	89,241	295,388
City National Corp	291	13,270
CME Group Inc	373	125,309
CNA Financial Corp *	99	2,376
Comerica Inc	852	25,194
Commerce Bancshares Inc	235	9,099
Corporate Office Properties Trust REIT	386	14,139
Cullen/Frost Bankers Inc	307	15,350
Discover Financial Services	3,087	45,410
Douglas Emmett Inc REIT	599	8,536

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Duke Realty Corp REIT	1,267	$15,419
Endurance Specialty Holdings Ltd (Bermuda)	187	6,962
Equity Residential REIT	1,563	52,798
Erie Indemnity Co ‘A’	35	1,366
Essex Property Trust Inc REIT	192	16,061
Everest Re Group Ltd (Bermuda)	383	32,815
Federal Realty Investment Trust REIT	291	19,706
Federated Investors Inc ‘B’	76	2,090
Fidelity National Financial Inc ‘A’	1,135	15,277
Fifth Third Bancorp	4,791	46,712
First Citizens BancShares Inc ‘A’	25	4,100
First Horizon National Corp *	1,250	16,756
First Niagara Financial Group Inc	1,063	14,786
Forest City Enterprises Inc ‘A’ *	566	6,667
Franklin Resources Inc	473	49,830
Fulton Financial Corp	993	8,659
Genworth Financial Inc ‘A’ *	1,745	19,806
HCC Insurance Holdings Inc	636	17,789
HCP Inc REIT	1,012	30,906
Health Care REIT Inc	345	15,290
Hospitality Properties Trust REIT	691	16,384
Host Hotels & Resorts Inc REIT *	3,532	41,218
HRPT Properties Trust REIT	1,156	7,479
Hudson City Bancorp Inc	1,357	18,632
Huntington Bancshares Inc	4,487	16,377
Interactive Brokers Group Inc ‘A’ *	262	4,643
Invesco Ltd (Bermuda)	2,191	51,467
Investment Technology Group Inc *	287	5,654
Janus Capital Group Inc	181	2,434
Jefferies Group Inc *	160	3,797
Jones Lang LaSalle Inc	264	15,946
JPMorgan Chase & Co	22,122	921,824
KeyCorp	4,987	27,678
Kimco Realty Corp REIT	2,309	31,241
Legg Mason Inc	984	29,677
Leucadia National Corp *	674	16,034
Liberty Property Trust REIT	631	20,198
Lincoln National Corp	1,200	29,856
Loews Corp	1,884	68,483
M&T Bank Corp	430	28,763
Mack-Cali Realty Corp REIT	510	17,631
Markel Corp *	56	19,040
Marsh & McLennan Cos Inc	2,780	61,382
Marshall & Ilsley Corp	2,960	16,132
MBIA Inc *	1,067	4,247
Mercury General Corp	153	6,007
MetLife Inc	3,449	121,922
Morgan Stanley	6,123	181,241
Nationwide Health Properties Inc REIT	177	6,227
New York Community Bancorp Inc	2,619	38,002
NYSE Euronext	1,097	27,754
Old Republic International Corp	1,365	13,705
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	221	3,045
PartnerRe Ltd (Bermuda)	444	33,149
People’s United Financial Inc	2,139	35,721
Plum Creek Timber Co Inc REIT	592	22,354
Popular Inc *	3,612	8,163
ProLogis REIT	2,716	37,182
Protective Life Corp	420	6,951
Prudential Financial Inc	1,282	63,792
Raymond James Financial Inc	524	12,455
Rayonier Inc REIT	245	10,329
Realty Income Corp REIT	602	15,598
Regency Centers Corp REIT	576	20,195
Regions Financial Corp	6,998	37,019
Reinsurance Group of America Inc	361	17,202
RenaissanceRe Holdings Ltd (Bermuda)	353	18,762
Senior Housing Properties Trust REIT	830	18,152
Simon Property Group Inc REIT	839	66,952
SL Green Realty Corp REIT	475	23,864
SLM Corp *	2,066	23,284
StanCorp Financial Group Inc	252	10,085
State Street Corp	1,357	59,084
SunTrust Banks Inc	2,892	58,679
Synovus Financial Corp	2,737	5,611
Taubman Centers Inc REIT	348	12,497
TCF Financial Corp	863	11,754
TFS Financial Corp	289	3,508
The Allstate Corp	3,221	96,759
The Bank of New York Mellon Corp	5,664	158,422
The Chubb Corp	2,112	103,868
The First American Corp	563	18,641
The Goldman Sachs Group Inc	2,780	469,375
The Hanover Insurance Group Inc	269	11,952
The Hartford Financial Services Group Inc	2,303	53,568
The Macerich Co REIT	601	21,606
The NASDAQ OMX Group Inc *	500	9,910
The PNC Financial Services Group Inc	2,712	143,166
The Progressive Corp *	3,507	63,091
The Student Loan Corp	5	233
The Travelers Cos Inc	3,257	162,394
Torchmark Corp	475	20,876
Transatlantic Holdings Inc	156	8,129
U.S. Bancorp	11,258	253,418
UDR Inc REIT	859	14,122
Unitrin Inc	182	4,013
Unum Group	1,886	36,815
Validus Holdings Ltd (Bermuda)	458	12,338
Valley National Bancorp	786	11,106
Ventas Inc REIT	884	38,666
Vornado Realty Trust REIT	933	65,254
W.R. Berkley Corp	528	13,010
Washington Federal Inc	659	12,745
Weingarten Realty Investors REIT	550	10,884
Wells Fargo & Co	23,842	643,496
Wesco Financial Corp	3	1,029
White Mountains Insurance Group Ltd (Bermuda)	40	13,306
Whitney Holding Corp	605	5,512
Wilmington Trust Corp	392	4,837
XL Capital Ltd ‘A’ (Cayman)	1,960	35,927
Zions Bancorp	883	11,329

		7,716,619

Health Care - 8.9%

Aetna Inc	2,125	67,363
AmerisourceBergen Corp	282	7,352
Boston Scientific Corp *	5,653	50,877
Bristol-Myers Squibb Co	4,433	111,933
Brookdale Senior Living Inc *	280	5,093
Cardinal Health Inc	2,164	69,767
CareFusion Corp *	1,015	25,385
Charles River Laboratories International Inc *	157	5,289
CIGNA Corp	1,551	54,704
Community Health Systems Inc *	290	10,324
Coventry Health Care Inc *	648	15,740
Eli Lilly & Co	2,892	103,273
Endo Pharmaceuticals Holdings Inc *	661	13,557
Forest Laboratories Inc *	1,747	56,096
Health Net Inc *	635	14,789
Hill-Rom Holdings Inc	171	4,102
Hologic Inc *	1,305	18,923
Humana Inc *	673	29,538
IMS Health Inc	775	16,322
Inverness Medical Innovations Inc *	247	10,253
Johnson & Johnson	3,644	234,710
Kinetic Concepts Inc *	226	8,509
King Pharmaceuticals Inc *	1,400	17,178
Life Technologies Corp *	132	6,894

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
LifePoint Hospitals Inc *	343	$11,151
Lincare Holdings Inc *	125	4,640
McKesson Corp	841	52,563
MEDNAX Inc *	194	11,661
Merck & Co Inc	10,975	401,027
Mylan Inc *	578	10,653
Omnicare Inc	432	10,446
PerkinElmer Inc	538	11,077
Pfizer Inc	47,433	862,806
Teleflex Inc	105	5,658
Tenet Healthcare Corp *	834	4,495
The Cooper Cos Inc	255	9,721
Thermo Fisher Scientific Inc *	2,300	109,687
UnitedHealth Group Inc	6,413	195,468
Universal Health Services Inc ‘B’	516	15,738
Watson Pharmaceuticals Inc *	659	26,103
WellPoint Inc *	2,389	139,255
Zimmer Holdings Inc *	1,294	76,488

		2,916,608

Industrials - 10.4%

A123 Systems Inc *	104	2,334
AGCO Corp *	521	16,849
Alexander & Baldwin Inc	200	6,846
Armstrong World Industries Inc *	67	2,608
Avery Dennison Corp	517	18,865
BE Aerospace Inc *	275	6,463
Bucyrus International Inc	362	20,406
Burlington Northern Santa Fe Corp	1,532	151,086
Carlisle Cos Inc	221	7,571
Caterpillar Inc	1,781	101,499
Cintas Corp	608	15,838
Con-way Inc	221	7,715
Corrections Corp of America *	576	14,141
Covanta Holding Corp *	728	13,170
Crane Co	100	3,062
CSX Corp	2,287	110,897
Cummins Inc	827	37,926
Danaher Corp	599	45,045
Deere & Co	1,900	102,771
Dover Corp	307	12,774
Eaton Corp	998	63,493
Equifax Inc	189	5,838
FedEx Corp	1,855	154,800
Gardner Denver Inc	293	12,467
GATX Corp	152	4,370
General Cable Corp *	339	9,973
General Dynamics Corp	1,819	124,001
General Electric Co	62,341	943,219
Graco Inc	139	3,971
Harsco Corp	125	4,029
Hertz Global Holdings Inc *	1,056	12,588
Hubbell Inc ‘B’	256	12,109
IDEX Corp	188	5,856
Illinois Tool Works Inc	2,683	128,757
ITT Corp	932	46,358
Joy Global Inc	93	4,798
Kansas City Southern *	291	9,687
KBR Inc	908	17,252
Kennametal Inc	527	13,660
Kirby Corp *	241	8,394
L-3 Communications Holdings Inc	708	61,561
Lincoln Electric Holdings Inc	222	11,868
Manpower Inc	487	26,581
Masco Corp	1,076	14,860
Monster Worldwide Inc *	296	5,150
Norfolk Southern Corp	1,850	96,977
Northrop Grumman Corp	1,711	95,559
Oshkosh Corp *	500	18,515
Owens Corning *	273	7,000
PACCAR Inc	176	6,384
Parker-Hannifin Corp	933	50,270
Pentair Inc	401	12,952
Pitney Bowes Inc	1,164	26,493
Quanta Services Inc *	1,286	26,800
Raytheon Co	567	29,212
Republic Services Inc	1,240	35,104
Rockwell Automation Inc	721	33,873
Roper Industries Inc	73	3,823
RR Donnelley & Sons Co	859	19,130
Ryder System Inc	315	12,969
Snap-on Inc	236	9,973
Southwest Airlines Co	3,135	35,833
Spirit AeroSystems Holdings Inc ‘A’ *	372	7,388
SPX Corp	314	17,176
Terex Corp *	646	12,797
Textron Inc	1,540	28,967
The Boeing Co	3,962	214,463
The Manitowoc Co Inc	753	7,507
The Shaw Group Inc *	114	3,278
The Stanley Works	433	22,304
The Timken Co	546	12,946
Thomas & Betts Corp *	217	7,766
Trinity Industries Inc	444	7,743
Union Pacific Corp	1,421	90,802
United Technologies Corp	429	29,777
URS Corp *	412	18,342
USG Corp *	219	3,077
Verisk Analytics Inc ‘A’ *	103	3,119
Waste Connections Inc *	121	4,034
Waste Management Inc	287	9,704
WESCO International Inc *	138	3,727

		3,429,290

Information Technology - 5.1%

Activision Blizzard Inc *	1,318	14,643
Advanced Micro Devices Inc *	1,536	14,868
Affiliated Computer Services Inc ‘A’ *	194	11,580
Amdocs Ltd * (United Kingdom)	937	26,733
AOL Inc *	613	14,271
Applied Materials Inc	7,713	107,519
Arrow Electronics Inc *	395	11,696
Atmel Corp *	2,315	10,672
Autodesk Inc *	482	12,248
Avnet Inc *	567	17,101
AVX Corp	149	1,888
Broadridge Financial Solutions Inc	301	6,791
Brocade Communications Systems Inc *	1,737	13,253
CA Inc	600	13,476
Ciena Corp *	572	6,200
CommScope Inc *	551	14,618
Computer Sciences Corp *	862	49,591
Compuware Corp *	1,368	9,891
Convergys Corp *	503	5,407
Corning Inc	1,408	27,188
Cypress Semiconductor Corp *	21	222
Diebold Inc	47	1,337
DST Systems Inc *	27	1,176
eBay Inc *	5,115	120,407
EchoStar Corp ‘A’ *	169	3,404
EMC Corp *	10,727	187,401
Fairchild Semiconductor International Inc *	845	8,441
Fidelity National Information Services Inc	740	17,346
Harris Corp	163	7,751
Hewlett-Packard Co	3,203	164,986
IAC/InterActiveCorp *	394	8,069
Ingram Micro Inc ‘A’ *	913	15,932
Integrated Device Technology Inc *	976	6,315
Intel Corp	12,524	255,490
International Rectifier Corp *	163	3,606

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Intersil Corp ‘A’	474	$7,271
Itron Inc *	30	2,027
Jabil Circuit Inc	626	10,874
JDS Uniphase Corp *	649	5,354
KLA-Tencor Corp	1,042	37,679
Lexmark International Inc ‘A’ *	501	13,016
LSI Corp *	3,660	21,997
Marvell Technology Group Ltd * (Bermuda)	376	7,802
Maxim Integrated Products Inc	336	6,821
Microchip Technology Inc	155	4,504
Micron Technology Inc *	4,233	44,700
Molex Inc	680	14,654
Motorola Inc *	12,517	97,132
Novell Inc *	1,065	4,420
Novellus Systems Inc *	290	6,769
Nuance Communications Inc *	148	2,300
PMC-Sierra Inc *	1,409	12,202
Rovi Corp *	176	5,609
SAIC Inc *	695	13,163
SanDisk Corp *	731	21,192
Seagate Technology (Cayman)	345	6,275
Sun Microsystems Inc *	4,289	40,188
Synopsys Inc *	397	8,845
Tech Data Corp *	326	15,211
Tellabs Inc *	2,556	14,518
Teradata Corp *	232	7,292
Total System Services Inc	257	4,438
Vishay Intertechnology Inc *	746	6,229
Western Digital Corp *	157	6,931
Xerox Corp	4,957	41,936
Yahoo! Inc *	530	8,893

		1,691,759

Materials - 4.0%

Air Products & Chemicals Inc	806	65,334
Airgas Inc	459	21,848
AK Steel Holding Corp	692	14,774
Albemarle Corp	486	17,676
Alcoa Inc	3,163	50,988
Allegheny Technologies Inc	604	27,041
Aptargroup Inc	352	12,580
Ashland Inc	451	17,869
Ball Corp	186	9,616
Bemis Co Inc	609	18,057
Cabot Corp	369	9,679
Carpenter Technology Corp	270	7,276
CF Industries Holdings Inc	46	4,176
Cliffs Natural Resources Inc	721	33,231
Commercial Metals Co	635	9,938
Compass Minerals International Inc	111	7,458
Cytec Industries Inc	271	9,870
E.I. du Pont de Nemours & Co	3,618	121,818
Eastman Chemical Co	451	27,168
FMC Corp	67	3,736
Freeport-McMoRan Copper & Gold Inc *	939	75,392
Greif Inc ‘A’	167	9,015
Huntsman Corp	1,049	11,843
International Flavors & Fragrances Inc	26	1,070
International Paper Co	2,523	67,566
Intrepid Potash Inc *	1	29
Martin Marietta Materials Inc	156	13,948
MeadWestvaco Corp	965	27,628
Nucor Corp	1,829	85,323
Owens-Illinois Inc *	176	5,785
Packaging Corp of America	607	13,967
Pactiv Corp *	174	4,200
PPG Industries Inc	940	55,028
Reliance Steel & Aluminum Co	355	15,343
Royal Gold Inc	187	8,808
RPM International Inc	344	6,994
Schnitzer Steel Industries Inc ‘A’	49	2,337
Sealed Air Corp	895	19,565
Sonoco Products Co	531	15,532
Southern Copper Corp	262	8,622
Steel Dynamics Inc	1,327	23,514
Temple-Inland Inc	675	14,249
Terra Industries Inc	170	5,472
The Dow Chemical Co	6,521	180,175
The Lubrizol Corp	70	5,107
The Valspar Corp	566	15,361
Titanium Metals Corp *	483	6,047
United States Steel Corp	865	47,679
Vulcan Materials Co	710	37,396
Weyerhaeuser Co	1,211	52,243

		1,325,371

Telecommunication Services - 5.6%

AT&T Inc	34,720	973,202
CenturyTel Inc	1,798	65,106
Clearwire Corp ‘A’ *	250	1,690
Crown Castle International Corp *	1,064	41,539
Frontier Communications Corp	1,271	9,926
Leap Wireless International Inc *	138	2,422
Level 3 Communications Inc *	8,885	13,594
NII Holdings Inc *	938	31,498
Qwest Communications International Inc	8,959	37,717
Sprint Nextel Corp *	16,522	60,470
Telephone & Data Systems Inc	512	17,367
U.S. Cellular Corp *	61	2,587
Verizon Communications Inc	16,746	554,795
Windstream Corp	1,594	17,518

		1,829,431

Utilities - 6.9%

AGL Resources Inc	441	16,083
Allegheny Energy Inc	406	9,533
Alliant Energy Corp	631	19,094
Ameren Corp	1,335	37,313
American Electric Power Co Inc	2,863	99,604
American Water Works Co Inc	441	9,883
Aqua America Inc	914	16,004
Atmos Energy Corp	526	15,464
Calpine Corp *	874	9,614
CenterPoint Energy Inc	452	6,559
CMS Energy Corp	1,465	22,942
Consolidated Edison Inc	1,661	75,459
Constellation Energy Group Inc	163	5,733
Dominion Resources Inc	3,529	137,349
DPL Inc	580	16,008
DTE Energy Co	928	40,452
Duke Energy Corp	7,696	132,448
Dynegy Inc ‘A’ *	2,851	5,160
Edison International	1,872	65,108
Energen Corp	409	19,141
Entergy Corp	1,178	96,408
Exelon Corp	3,583	175,101
FirstEnergy Corp	1,836	85,282
FPL Group Inc	2,139	112,982
Great Plains Energy Inc	766	14,853
Hawaiian Electric Industries Inc	486	10,157
Integrys Energy Group Inc	341	14,319
MDU Resources Group Inc	1,046	24,686
Mirant Corp *	819	12,506
National Fuel Gas Co	403	20,150
NiSource Inc	1,562	24,024
Northeast Utilities	990	25,532
NRG Energy Inc *	1,402	33,101
NSTAR	608	22,374
NV Energy Inc	766	9,483
OGE Energy Corp	547	20,179

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
ONEOK Inc	599	$26,697
Pepco Holdings Inc	1,245	20,978
PG&E Corp	2,211	98,721
Pinnacle West Capital Corp	572	20,924
Progress Energy Inc	1,690	69,307
Public Service Enterprise Group Inc	3,038	101,014
Questar Corp	986	40,988
RRI Energy Inc *	2,264	12,950
SCANA Corp	692	26,075
Sempra Energy	1,476	82,626
TECO Energy Inc	1,214	19,691
The AES Corp *	735	9,783
The Southern Co	4,668	155,538
UGI Corp	517	12,506
Vectren Corp	466	11,501
Westar Energy Inc	617	13,401
Wisconsin Energy Corp	661	32,938
Xcel Energy Inc	2,606	55,299

		2,271,025

Total Common Stocks
(Cost $28,266,254)		32,108,493

EXCHANGE-TRADED FUND - 2.2%

iShares Russell 1000 Value Index Fund	12,297	705,725

Total Exchange-Traded Fund
(Cost $712,289)		705,725

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase priced of $432,000, collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $445,000)	$432,000	432,000

Total Short-Term Investment
(Cost $432,000)		432,000

TOTAL INVESTMENTS - 101.0%
(Cost $29,410,543)		33,246,318

OTHER ASSETS & LIABILITIES, NET - (1.0%)		(325,834)

NET ASSETS - 100.0%		$32,920,484

Notes to Schedule of Investments

(a) As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	23.4%
Energy	18.2%
Industrials	10.4%
Consumer Discretionary	9.6%
Health Care	8.9%
Utilities	6.9%
Telecommunication Services	5.6%
Consumer Staples	5.4%
Information Technology	5.1%
Materials	4.0%
Exchange-Traded Fund	2.2%
Short-Term Investment	1.3%

101.0%
Other Assets & Liabilities, Net	(1.0%)

100.0%

(b) Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

Industrials - 0.0%

Builders FirstSource Inc Exp. 01/14/10 *	451	$110

Total Rights
(Cost $0)		110

COMMON STOCKS - 95.9%

Consumer Discretionary - 15.3%

1-800-FLOWERS.COM Inc ‘A’ *	40	106
99 Cents Only Stores *	1,021	13,344
AFC Enterprises Inc *	93	759
Ambassadors Group Inc	435	5,781
America’s Car-Mart Inc *	145	3,818
American Apparel Inc *	700	2,170
American Public Education Inc *	455	15,634
Amerigon Inc *	560	4,446
Ameristar Casinos Inc	616	9,382
Arbitron Inc	679	15,902
ArvinMeritor Inc *	216	2,415
Bally Technologies Inc *	1,338	55,246
bebe Stores Inc	550	3,449
Benihana Inc ‘A’ *	145	550
Big 5 Sporting Goods Corp	551	9,466
BJ’s Restaurants Inc *	513	9,655
Blue Nile Inc *	322	20,392
Blyth Inc	15	506
Bridgepoint Education Inc *	356	5,347
Buffalo Wild Wings Inc *	432	17,397
California Pizza Kitchen Inc *	517	6,954
Capella Education Co *	369	27,786
Caribou Coffee Co Inc *	180	1,390
Carmike Cinemas Inc *	270	2,041
Carrols Restaurant Group Inc *	236	1,669
Carter’s Inc *	1,084	28,455
CEC Entertainment Inc *	560	17,875
Charming Shoppes Inc *	218	1,410
Cherokee Inc	221	3,938
China Automotive Systems Inc *	70	1,310
ChinaCast Education Corp *	622	4,702
Christopher & Banks Corp	89	678
Cinemark Holdings Inc	689	9,901
Citi Trends Inc *	365	10,081
CKE Restaurants Inc	1,159	9,805
CKX Inc *	1,386	7,304
Coinstar Inc *	731	20,307
Coldwater Creek Inc *	1,077	4,803
Collective Brands Inc *	681	15,506
Cooper Tire & Rubber Co	1,460	29,273
Core-Mark Holding Co Inc *	70	2,307
Corinthian Colleges Inc *	1,948	26,824
CPI Corp	139	1,707
Cracker Barrel Old Country Store Inc	428	16,260
Crocs Inc *	809	4,652
Crown Media Holdings Inc ‘A’ *	114	165
Deckers Outdoor Corp *	321	32,652
Denny’s Corp *	2,245	4,917
Destination Maternity Corp *	114	2,166
DineEquity Inc *	426	10,348
Dolan Media Co *	718	7,331
Domino’s Pizza Inc *	131	1,098
Dorman Products Inc *	64	1,002
Dover Downs Gaming & Entertainment Inc	283	1,070
Drew Industries Inc *	260	5,369
drugstore.com Inc *	2,061	6,368
DSW Inc ‘A’ *	32	828
Einstein Noah Restaurant Group Inc *	115	1,130
FGX International Holdings Ltd *	341	6,680
Fossil Inc *	1,161	38,963
Fred’s Inc ‘A’	349	3,560
Fuel Systems Solutions Inc *	337	13,898
Fuqi International Inc *	322	5,780
G-III Apparel Group Ltd *	131	2,839
Global Sources Ltd * (Bermuda)	61	381
Grand Canyon Education Inc *	370	7,034
Great Wolf Resorts Inc *	100	237
Hawk Corp ‘A’ *	55	969
hhgregg Inc *	298	6,565
Hibbett Sports Inc *	682	14,997
Hot Topic Inc *	587	3,733
Hovnanian Enterprises Inc ‘A’ *	798	3,064
HSN Inc *	979	19,766
Interval Leisure Group Inc *	895	11,161
iRobot Corp *	498	8,765
Isle of Capri Casinos Inc *	346	2,588
J.Crew Group Inc *	1,254	56,104
Jack in the Box Inc *	1,445	28,423
Jo-Ann Stores Inc *	258	9,350
Jos. A. Bank Clothiers Inc *	465	19,618
K-Swiss Inc ‘A’ *	351	3,489
K12 Inc *	588	11,919
Kirkland’s Inc *	328	5,697
Knology Inc *	257	2,814
Krispy Kreme Doughnuts Inc *	1,349	3,980
Lakes Entertainment Inc *	63	158
LeapFrog Enterprises Inc *	272	1,064
Learning Tree International Inc *	173	2,066
Life Time Fitness Inc *	95	2,368
Lincoln Educational Services Corp *	252	5,461
Liz Claiborne Inc *	1,702	9,582
LodgeNet Interactive Corp *	392	2,168
Lululemon Athletica Inc *	1,007	30,311
Lumber Liquidators Holdings Inc *	374	10,023
M/I Homes Inc *	80	831
Mac-Gray Corp *	49	505
Maidenform Brands Inc *	445	7,427
Marcus Corp	65	833
Martha Stewart Living Omnimedia Inc ‘A’ *	649	3,206
Matthews International Corp ‘A’	748	26,502
McCormick & Schmick’s Seafood Restaurants Inc *	64	445
Mediacom Communications Corp ‘A’ *	422	1,886
Midas Inc *	304	2,569
Monarch Casino & Resort Inc *	144	1,166
Monro Muffler Brake Inc	432	14,446
Morgans Hotel Group Co *	438	1,984
Multimedia Games Inc *	146	877
National CineMedia Inc	79	1,309
National Presto Industries Inc	124	13,545
NIVS IntelliMedia Technology Group Inc *	73	188
Nobel Learning Communities Inc *	76	577
NutriSystem Inc	775	24,157
OfficeMax Inc *	1,394	17,690
Orbitz Worldwide Inc *	383	2,811
Outdoor Channel Holdings Inc *	1	6
Overstock.com Inc *	366	4,963
Oxford Industries Inc	222	4,591
P.F. Chang’s China Bistro Inc *	573	21,722
Papa John’s International Inc *	463	10,816
Peet’s Coffee & Tea Inc *	297	9,899
PetMed Express Inc	610	10,754
Pinnacle Entertainment Inc *	793	7,121
Playboy Enterprises Inc ‘B’ *	630	2,016
Polaris Industries Inc	747	32,592
Pool Corp	673	12,841
Pre-Paid Legal Services Inc *	194	7,970

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Raser Technologies Inc *	1,604	$1,989
RCN Corp *	872	9,461
Reading International Inc ‘A’ *	84	340
Red Robin Gourmet Burgers Inc *	120	2,148
Rentrak Corp *	218	3,852
Rue21 Inc *	60	1,685
Ruth’s Hospitality Group Inc *	350	732
Sally Beauty Holdings Inc *	537	4,108
Sealy Corp *	255	806
Shuffle Master Inc *	1,298	10,696
Shutterfly Inc *	99	1,763
Smith & Wesson Holding Corp *	1,568	6,413
Sonic Automotive Inc ‘A’ *	222	2,307
Sonic Corp *	1,380	13,897
Sotheby’s	1,522	34,215
Sport Supply Group Inc	63	793
Stamps.com Inc *	305	2,745
Standard Motor Products Inc *	247	2,104
Stein Mart Inc *	568	6,055
Steiner Leisure Ltd * (Bahamas)	186	7,395
Steven Madden Ltd *	399	16,455
Sturm Ruger & Co Inc	491	4,763
Systemax Inc	90	1,414
Tempur-Pedic International Inc *	1,876	44,330
Texas Roadhouse Inc *	1,249	14,026
The Buckle Inc	572	16,748
The Cato Corp ‘A’	668	13,400
The Cheesecake Factory Inc *	1,481	31,975
The Children’s Place Retail Stores Inc *	534	17,627
The Dress Barn Inc *	335	7,738
The Finish Line Inc ‘A’	536	6,727
The Gymboree Corp *	562	24,441
The Men’s Wearhouse Inc	84	1,769
The Princeton Review Inc *	300	1,218
The Talbots Inc *	421	3,751
The Timberland Co ‘A’ *	673	12,067
The Warnaco Group Inc *	1,122	47,337
The Wet Seal Inc ‘A’ *	2,527	8,718
Ticketmaster Entertainment Inc *	915	11,181
Town Sports International Holdings Inc *	260	606
Tractor Supply Co *	893	47,293
True Religion Apparel Inc *	645	11,926
Tupperware Brands Corp	1,564	72,835
Ulta Salon Cosmetics & Fragrance Inc *	672	12,204
Under Armour Inc ‘A’ *	814	22,198
UniFirst Corp	56	2,694
Universal Electronics Inc *	243	5,642
Universal Technical Institute Inc *	469	9,474
Universal Travel Group *	255	2,586
Valassis Communications Inc *	995	18,169
Value Line Inc	28	703
Vitacost.com Inc *	85	886
Vitamin Shoppe Inc *	79	1,757
Volcom Inc *	447	7,483
Weyco Group Inc	167	3,948
Winnebago Industries Inc *	112	1,366
Wolverine World Wide Inc	1,214	33,045
Wonder Auto Technology Inc *	420	4,939
World Wrestling Entertainment Inc ‘A’	457	7,006
Youbet.com Inc *	864	2,480
Zumiez Inc *	497	6,322

		1,805,718

Consumer Staples - 4.0%

AgFeed Industries Inc *	670	3,350
Alico Inc	80	2,277
Alliance One International Inc *	1,603	7,823
American Dairy Inc *	259	5,615
American Italian Pasta Co ‘A’ *	385	13,394
American Oriental Bioengineering Inc *	638	2,967
Arden Group Inc ‘A’	24	2,295
B&G Foods Inc ‘A’	210	1,928
Bare Escentuals Inc *	1,630	19,935
Cal-Maine Foods Inc	343	11,689
Calavo Growers Inc	290	4,930
Casey’s General Stores Inc	789	25,185
Chattem Inc *	460	42,918
China Sky One Medical Inc *	277	6,302
China-Biotics Inc *	196	3,032
Coca-Cola Bottling Co Consolidated	97	5,240
Darling International Inc *	2,002	16,777
Diamond Foods Inc	337	11,977
Diedrich Coffee Inc *	84	2,927
Dole Food Co Inc *	536	6,652
Farmer Bros. Co	80	1,579
HQ Sustainable Maritime Industries Inc *	291	2,049
Inter Parfums Inc	86	1,047
J&J Snack Foods Corp	340	13,586
Lancaster Colony Corp	468	23,260
Lance Inc	674	17,726
Lifeway Foods Inc *	128	1,521
Medifast Inc *	332	10,152
National Beverage Corp	157	2,176
Nu Skin Enterprises Inc ‘A’	1,247	33,507
Orchids Paper Products Co *	111	2,222
Overhill Farms Inc *	337	1,638
PriceSmart Inc	373	7,624
Revlon Inc ‘A’ *	239	4,065
Ruddick Corp	214	5,506
Sanderson Farms Inc	490	20,658
Smart Balance Inc *	1,281	7,686
Star Scientific Inc *	1,426	998
Susser Holdings Corp *	24	206
Synutra International Inc *	427	5,769
The Boston Beer Co Inc ‘A’ *	230	10,718
The Female Health Co *	377	1,783
The Hain Celestial Group Inc *	304	5,171
The Pantry Inc *	101	1,373
Tootsie Roll Industries Inc	585	16,017
United Natural Foods Inc *	1,058	28,291
Universal Corp	54	2,463
USANA Health Sciences Inc *	144	4,594
Vector Group Ltd	1,004	14,056
Village Super Market ‘A’	127	3,470
WD-40 Co	271	8,769
Weis Markets Inc	58	2,109
Zhongpin Inc *	625	9,756

		468,758

Energy - 4.1%

Apco Oil and Gas International Inc (Cayman)	210	4,641
Approach Resources Inc *	46	355
Arena Resources Inc *	961	41,438
Atlas Energy Inc	797	24,046
ATP Oil & Gas Corp *	222	4,058
Bolt Technology Corp *	108	1,190
BPZ Resources Inc *	1,812	17,214
Brigham Exploration Co *	1,317	17,845
Cal Dive International Inc *	234	1,769
CARBO Ceramics Inc	431	29,381
Carrizo Oil & Gas Inc *	707	18,728
Cheniere Energy Inc *	611	1,479
Clean Energy Fuels Corp *	911	14,039
Cloud Peak Energy Inc *	285	4,150
Contango Oil & Gas Co *	275	12,928
CREDO Petroleum Corp *	152	1,414
Cubic Energy Inc *	5	7
CVR Energy Inc *	65	446
Delta Petroleum Corp *	2,093	2,177
Dril-Quip Inc *	719	40,609

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Endeavour International Corp *	2,526	$2,728
ENGlobal Corp *	337	1,055
Evergreen Energy Inc *	2,207	757
FX Energy Inc *	1,205	3,434
Geokinetics Inc *	100	962
GMX Resources Inc *	410	5,633
Golar LNG Ltd * (Bermuda)	477	6,115
Gulf Island Fabrication Inc	37	778
GulfMark Offshore Inc *	278	7,870
Gulfport Energy Corp *	584	6,687
Hercules Offshore Inc *	379	1,812
ION Geophysical Corp *	255	1,510
Isramco Inc *	25	1,788
James River Coal Co *	698	12,934
Lufkin Industries Inc	335	24,522
Matrix Service Co *	196	2,087
McMoRan Exploration Co *	1,893	15,182
Natural Gas Services Group Inc *	57	1,074
Northern Oil & Gas Inc *	853	10,100
Panhandle Oil & Gas Inc ‘A’	158	4,092
PHI Inc *	154	3,188
Pioneer Drilling Co *	200	1,580
PrimeEnergy Corp *	10	364
Rex Energy Corp *	487	5,844
RPC Inc	651	6,770
Ship Finance International Ltd (Bermuda)	631	8,601
Sulphco Inc *	1,632	1,093
Syntroleum Corp *	1,444	3,841
Teekay Tankers Ltd ‘A’	317	2,704
TETRA Technologies Inc *	965	10,692
TGC Industries Inc *	286	1,118
Toreador Resources Corp	536	5,306
Uranerz Energy Corp *	809	1,052
Uranium Energy Corp *	1,336	5,050
Vaalco Energy Inc	193	878
Venoco Inc *	120	1,565
W&T Offshore Inc	772	9,032
Warren Resources Inc *	808	1,980
Westmoreland Coal Co *	57	508
Willbros Group Inc *	969	16,347
World Fuel Services Corp	1,439	38,551
Zion Oil & Gas Inc *	423	3,024

		478,122

Financials - 5.5%

Acadia Realty Trust REIT	234	3,948
Advance America Cash Advance Centers Inc	976	5,427
Alexander’s Inc REIT *	30	9,133
American Safety Insurance Holdings Ltd * (Bermuda)	27	390
Ames National Corp	60	1,267
AmTrust Financial Services Inc	82	969
Arrow Financial Corp	122	3,050
Artio Global Investors Inc *	105	2,676
Asset Acceptance Capital Corp *	162	1,098
Associated Estates Realty Corp REIT	95	1,071
Assured Guaranty Ltd (Bermuda)	363	7,899
Bank of Marin Bancorp	87	2,833
Bank of the Ozarks Inc	42	1,229
BGC Partners Inc ‘A’	560	2,587
Bridge Bancorp Inc	106	2,548
Broadpoint Gleacher Securities Inc *	1,239	5,526
Brookline Bancorp Inc	416	4,123
Brooklyn Federal Bancorp Inc	31	311
Bryn Mawr Bank Corp	7	106
Calamos Asset Management Inc ‘A’	71	819
Cardinal Financial Corp	281	2,456
Cardtronics Inc *	252	2,790
Cathay General Bancorp	631	4,764
Centerstate Banks Inc	141	1,423
Citizens Holding Co	27	605
Citizens Inc *	539	3,520
City Holding Co	53	1,713
CNB Financial Corp	89	1,423
Cohen & Steers Inc	179	4,088
Colony Financial Inc REIT	3	61
CompuCredit Holdings Corp	105	350
Cowen Group Inc ‘A’ *	100	592
Crawford & Co ‘B’ *	342	1,347
Credit Acceptance Corp *	130	5,473
Cypress Sharpridge Investments Inc REIT	69	932
Danvers Bancorp Inc	37	481
Diamond Hill Investment Group Inc	54	3,468
Dollar Financial Corp *	507	11,996
Duff & Phelps Corp ‘A’	396	7,231
DuPont Fabros Technology Inc REIT	325	5,847
EastGroup Properties Inc REIT	395	15,121
eHealth Inc *	608	9,989
Enterprise Financial Services Corp	143	1,103
Epoch Holding Corp	269	2,811
Equity Lifestyle Properties Inc REIT	387	19,532
Evercore Partners Inc ‘A’	93	2,827
Ezcorp Inc ‘A’ *	1,152	19,826
FBL Financial Group Inc ‘A’	119	2,204
Financial Federal Corp	246	6,765
First Cash Financial Services Inc *	594	13,181
First Financial Bankshares Inc	272	14,751
First Mercury Financial Corp	141	1,933
GAMCO Investors Inc ‘A’	95	4,588
Getty Realty Corp REIT	149	3,506
GFI Group Inc	1,546	7,065
Government Properties Income Trust REIT	9	207
Great Southern Bancorp Inc	54	1,153
Hancock Holding Co	108	4,729
International Assets Holding Corp *	113	1,643
Invesco Mortgage Capital Inc REIT	44	1,001
Investors Bancorp Inc *	133	1,455
Investors Real Estate Trust REIT	152	1,368
JMP Group Inc	29	282
KBW Inc *	388	10,616
Kearny Financial Corp	119	1,199
Knight Capital Group Inc ‘A’ *	1,189	18,311
Kohlberg Capital Corp	72	328
Life Partners Holdings Inc	195	4,132
LTC Properties Inc REIT	57	1,525
Main Street Capital Corp	98	1,580
MarketAxess Holdings Inc	759	10,550
Metro Bancorp Inc *	90	1,131
MF Global Ltd * (Bermuda)	773	5,372
Mid-America Apartment Communities Inc REIT	361	17,429
Nara Bancorp Inc *	313	3,549
National Health Investors Inc REIT	42	1,554
Nelnet Inc ‘A’	126	2,171
NewStar Financial Inc *	123	482
Omega Healthcare Investors Inc REIT	409	7,955
optionsXpress Holdings Inc	1,081	16,701
Oritani Financial Corp	165	2,265
Orrstown Financial Services Inc	50	1,744
Park National Corp	13	765
Peapack-Gladstone Financial Corp	37	469
Penns Woods Bancorp Inc	45	1,460
Pennymac Mortgage Investment Trust REIT *	5	86
Penson Worldwide Inc *	309	2,800
PICO Holdings Inc *	205	6,710
Portfolio Recovery Associates Inc *	374	16,785
Potlatch Corp REIT	535	17,056
PrivateBancorp Inc	821	7,364
Prudential Bancorp Inc of Pennsylvania	69	657
PS Business Parks Inc REIT	134	6,707
Pzena Investment Management Inc ‘A’ *	234	1,905

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
QC Holdings Inc	71	$341
Redwood Trust Inc REIT	211	3,051
Republic Bancorp Inc ‘A’	19	391
Rewards Network Inc	60	758
Riskmetrics Group Inc *	521	8,289
RLI Corp	184	9,798
Roma Financial Corp	88	1,088
S.Y. Bancorp Inc	95	2,028
Safeguard Scientifics Inc *	162	1,670
Safety Insurance Group Inc	51	1,848
Saul Centers Inc REIT	99	3,243
Signature Bank *	832	26,541
Southside Bancshares Inc	78	1,530
Starwood Property Trust Inc REIT	70	1,322
Stifel Financial Corp *	744	44,075
Suffolk Bancorp	143	4,247
SVB Financial Group *	99	4,127
SWS Group Inc	87	1,053
Tanger Factory Outlet Centers Inc REIT	517	20,158
Tejon Ranch Co *	253	7,393
Territorial Bancorp Inc *	60	1,083
Texas Capital Bancshares Inc *	124	1,731
The First of Long Island Corp	44	1,111
The Phoenix Cos Inc *	224	623
Thomas Weisel Partners Group Inc *	35	132
Tompkins Financial Corp	63	2,551
Tower Group Inc	880	20,601
TradeStation Group Inc *	282	2,225
Trustco Bank Corp NY	633	3,988
U.S. Global Investors Inc ‘A’	306	3,767
UMH Properties Inc REIT	75	636
United Financial Bancorp Inc	112	1,468
Universal Health Realty Income Trust REIT	130	4,164
Universal Insurance Holdings Inc	285	1,673
ViewPoint Financial Group	210	3,026
Washington REIT	172	4,739
Westamerica Bancorp	420	23,255
Westwood Holdings Group Inc	112	4,070

		649,762

Health Care - 23.2%

Abaxis Inc *	564	14,410
ABIOMED Inc *	778	6,800
Accelrys Inc *	766	4,389
Accuray Inc *	919	5,156
Acorda Therapeutics Inc *	940	23,707
Acura Pharmaceuticals Inc *	168	895
Adolor Corp *	759	1,108
Affymax Inc *	414	10,242
Affymetrix Inc *	1,583	9,245
AGA Medical Holdings Inc *	265	3,914
Air Methods Corp *	259	8,708
Akorn Inc *	1,551	2,776
Align Technology Inc *	1,441	25,679
Alkermes Inc *	2,324	21,869
Alliance HealthCare Services Inc *	528	3,015
Allied Healthcare International Inc *	273	794
Allos Therapeutics Inc *	1,864	12,246
Almost Family Inc *	191	7,550
Alnylam Pharmaceuticals Inc *	875	15,417
Alphatec Holdings Inc *	761	4,064
AMAG Pharmaceuticals Inc *	433	16,467
Amedisys Inc *	650	31,564
America Service Group Inc	224	3,555
American Caresource Holdings Inc *	403	967
American Dental Partners Inc *	171	2,206
American Medical Systems Holdings Inc *	1,825	35,204
AMERIGROUP Corp *	1,333	35,938
AMICAS Inc *	578	3,144
Amicus Therapeutics Inc *	311	1,235
AMN Healthcare Services Inc *	852	7,719
Analogic Corp	201	7,741
AngioDynamics Inc *	186	2,991
Ardea Biosciences Inc *	376	5,264
Arena Pharmaceuticals Inc *	2,394	8,499
ARIAD Pharmaceuticals Inc *	2,859	6,519
ArQule Inc *	466	1,720
Array BioPharma Inc *	1,312	3,687
ARYx Therapeutics Inc *	446	1,432
athenahealth Inc *	820	37,097
Atrion Corp	34	5,294
ATS Medical Inc *	1,049	3,388
Auxilium Pharmaceuticals Inc *	1,149	34,447
AVANIR Pharmaceuticals ‘A’ *	1,544	2,934
AVI BioPharma Inc *	2,615	3,818
Bio-Reference Labs Inc *	284	11,130
BioCryst Pharmaceuticals Inc *	589	3,805
Biodel Inc *	372	1,614
BioDelivery Sciences International Inc *	337	1,324
BioMimetic Therapeutics Inc *	369	4,402
BioScrip Inc *	1,004	8,393
BioSpecifics Technologies Corp *	88	2,583
BMP Sunstone Corp *	595	3,386
Bovie Medical Corp *	370	2,890
Bruker Corp *	1,189	14,339
Cadence Pharmaceuticals Inc *	646	6,247
Cambrex Corp *	740	4,129
Cantel Medical Corp *	246	4,964
Caraco Pharmaceutical Laboratories Ltd *	145	876
CardioNet Inc *	647	3,843
Cardiovascular Systems Inc *	265	1,216
Cardium Therapeutics Inc *	828	563
Catalyst Health Solutions Inc *	904	32,969
Celera Corp *	465	3,213
Cell Therapeutics Inc *	13,935	15,886
Celldex Therapeutics Inc *	702	3,285
Centene Corp *	604	12,787
Cepheid Inc *	1,423	17,759
Chelsea Therapeutics International Inc *	772	2,084
Chemed Corp	555	26,623
Chindex International Inc *	313	4,423
Clarient Inc *	705	1,868
Clinical Data Inc *	309	5,642
Computer Programs & Systems Inc	254	11,697
Conceptus Inc *	784	14,708
Continucare Corp *	734	3,208
Cornerstone Therapeutics Inc *	144	878
Corvel Corp *	171	5,735
Cross Country Healthcare Inc *	92	912
CryoLife Inc *	696	4,468
Cubist Pharmaceuticals Inc *	1,458	27,658
Cumberland Pharmaceuticals Inc *	139	1,889
Curis Inc *	1,482	4,817
Cutera Inc *	100	851
Cyberonics Inc *	699	14,288
Cypress Bioscience Inc *	1,008	5,806
Cytokinetics Inc *	1,011	2,942
Cytori Therapeutics Inc *	781	4,764
Delcath Systems Inc *	737	3,788
Depomed Inc *	1,383	4,633
DexCom Inc *	1,097	8,864
Dionex Corp *	436	32,207
Discovery Laboratories Inc *	2,344	1,473
DURECT Corp *	1,980	4,891
Dyax Corp *	1,888	6,400
Eclipsys Corp *	1,384	25,632
Electro-Optical Sciences Inc *	541	5,605
Emergency Medical Services Corp ‘A’ *	713	38,609
Emergent BioSolutions Inc *	379	5,151
Emeritus Corp *	477	8,944

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Endologix Inc *	1,135	$5,993
EnteroMedics Inc *	399	223
Enzo Biochem Inc *	549	2,954
Enzon Pharmaceuticals Inc *	1,167	12,289
eResearchTechnology Inc *	1,124	6,755
Exactech Inc *	174	3,012
Exelixis Inc *	2,697	19,877
Facet Biotech Corp *	118	2,074
Genomic Health Inc *	329	6,435
Genoptix Inc *	408	14,496
Gentiva Health Services Inc *	300	8,103
Geron Corp *	1,173	6,510
Greatbatch Inc *	440	8,461
GTx Inc *	566	2,377
Haemonetics Corp *	645	35,572
Halozyme Therapeutics Inc *	1,639	9,621
Hanger Orthopedic Group Inc *	100	1,383
Hansen Medical Inc *	627	1,900
Harvard Bioscience Inc *	682	2,435
Health Grades Inc *	564	2,420
HealthSouth Corp *	2,290	42,983
Healthways Inc *	61	1,119
HeartWare International Inc *	139	4,930
Hemispherx Biopharma Inc *	3,131	1,753
Hi-Tech Pharmacal Co Inc *	61	1,711
HMS Holdings Corp *	629	30,626
Home Diagnostics Inc *	71	433
Human Genome Sciences Inc *	4,527	138,526
ICU Medical Inc *	299	10,896
Idenix Pharmaceuticals Inc *	754	1,621
Idera Pharmaceuticals Inc *	495	2,559
Immucor Inc *	1,742	35,258
ImmunoGen Inc *	1,466	11,523
Immunomedics Inc *	1,533	4,921
Impax Laboratories Inc *	1,536	20,890
Incyte Corp Ltd *	2,200	20,042
Infinity Pharmaceuticals Inc *	169	1,044
Insmed Inc *	2,554	1,967
Inspire Pharmaceuticals Inc *	1,481	8,175
Insulet Corp *	849	12,124
Integra LifeSciences Holdings Corp *	456	16,772
InterMune Inc *	978	12,753
Invacare Corp	323	8,056
inVentiv Health Inc *	258	4,172
IPC The Hospitalist Co Inc *	387	12,868
IRIS International Inc *	411	5,080
Isis Pharmaceuticals Inc *	2,349	26,074
ISTA Pharmaceuticals Inc *	904	4,122
Javelin Pharmaceuticals Inc *	1,349	1,754
Kendle International Inc *	101	1,849
Kensey Nash Corp *	225	5,737
KV Pharmaceutical Co ‘A’ *	521	1,912
Landauer Inc	131	8,043
Lannett Co Inc *	245	1,448
LCA-Vision Inc *	323	1,654
Lexicon Pharmaceuticals Inc *	1,211	2,059
LHC Group Inc *	379	12,738
Ligand Pharmaceuticals Inc ‘B’ *	2,863	6,213
Luminex Corp *	1,061	15,841
MAKO Surgical Corp *	476	5,284
MannKind Corp *	1,407	12,325
MAP Pharmaceuticals Inc *	190	1,811
Martek Biosciences Corp *	176	3,333
Masimo Corp *	1,253	38,116
Matrixx Initiatives Inc *	317	1,338
Maxygen Inc *	601	3,660
MedAssets Inc *	963	20,425
Medical Action Industries Inc *	307	4,930
Medicis Pharmaceutical Corp ‘A’	219	5,924
Medidata Solutions Inc *	174	2,714
Medivation Inc *	724	27,259
Merge Healthcare Inc *	749	2,517
Meridian Bioscience Inc	1,031	22,218
Merit Medical Systems Inc *	671	12,944
Metabolix Inc *	519	5,745
Metropolitan Health Networks Inc *	999	1,988
Micromet Inc *	1,387	9,237
Micrus Endovascular Corp *	405	6,079
MiddleBrook Pharmaceuticals Inc *	753	384
Molecular Insight Pharmaceuticals Inc *	451	1,015
Momenta Pharmaceuticals Inc *	973	12,270
MWI Veterinary Supply Inc *	256	9,651
Myriad Pharmaceuticals Inc *	611	3,073
Nabi Biopharmaceuticals *	995	4,875
Nanosphere Inc *	267	1,719
National Healthcare Corp	87	3,142
National Research Corp	34	704
Natus Medical Inc *	500	7,395
Nektar Therapeutics *	2,282	21,268
Neogen Corp *	474	11,191
Neurocrine Biosciences Inc *	1,144	3,112
NeurogesX Inc *	217	1,673
NovaMed Inc *	266	1,032
Novavax Inc *	1,793	4,769
NPS Pharmaceuticals Inc *	1,244	4,230
NuVasive Inc *	889	28,430
NxStage Medical Inc *	533	4,451
Obagi Medical Products Inc *	395	4,740
Odyssey HealthCare Inc *	440	6,855
Omeros Corp *	113	793
Omnicell Inc *	653	7,634
OncoGenex Pharmaceutical Inc *	119	2,651
Onyx Pharmaceuticals Inc *	1,537	45,096
Opko Health Inc *	1,052	1,925
Optimer Pharmaceuticals Inc *	681	7,682
OraSure Technologies Inc *	998	5,070
Orexigen Therapeutics Inc *	704	5,238
Orthofix International NV * (Netherlands)	414	12,822
Orthovita Inc *	1,567	5,500
Osiris Therapeutics Inc *	428	3,056
Owens & Minor Inc	813	34,902
OXiGENE Inc *	629	717
Pain Therapeutics Inc *	793	4,250
Palomar Medical Technologies Inc *	365	3,679
PAREXEL International Corp *	1,411	19,895
PDL BioPharma Inc	2,895	19,860
Pharmasset Inc *	507	10,495
PharMerica Corp *	789	12,529
Phase Forward Inc *	1,064	16,332
Poniard Pharmaceuticals Inc *	731	1,338
POZEN Inc *	594	3,558
Progenics Pharmaceuticals Inc *	426	1,891
Protalix BioTherapeutics Inc *	824	5,455
PSS World Medical Inc *	1,499	33,832
Psychiatric Solutions Inc *	968	20,464
Quality Systems Inc	583	36,607
Questcor Pharmaceuticals Inc *	1,509	7,168
Quidel Corp *	673	9,274
RadNet Inc *	694	1,416
Regeneron Pharmaceuticals Inc *	1,562	37,769
RehabCare Group Inc *	471	14,333
Repligen Corp *	651	2,676
Repros Therapeutics Inc *	139	111
Rigel Pharmaceuticals Inc *	1,276	12,135
Rochester Medical Corp *	278	3,094
Rockwell Medical Technologies Inc *	476	3,660
RTI Biologics Inc *	479	1,839
Salix Pharmaceuticals Ltd *	1,363	34,620
Sangamo Biosciences Inc *	1,045	6,186
Santarus Inc *	1,230	5,683

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Savient Pharmaceuticals Inc *	1,683	$22,906
SciClone Pharmaceuticals Inc *	820	1,911
Seattle Genetics Inc *	2,043	20,757
Select Medical Holdings Corp *	204	2,166
Sequenom Inc *	1,605	6,645
SIGA Technologies Inc *	700	4,060
Sirona Dental Systems Inc *	411	13,045
Somanetics Corp *	325	5,704
SonoSite Inc *	447	10,563
Spectranetics Corp *	739	5,143
Spectrum Pharmaceuticals Inc *	1,146	5,088
StemCells Inc *	2,909	3,665
Stereotaxis Inc *	822	3,230
STERIS Corp	1,449	40,529
Sucampo Pharmaceuticals Inc ‘A’ *	221	893
SuperGen Inc *	807	2,114
SurModics Inc *	389	8,815
Symmetry Medical Inc *	248	1,999
Synovis Life Technologies Inc *	323	4,170
Synta Pharmaceuticals Corp *	346	1,751
The Ensign Group Inc	243	3,735
The Medicines Co *	892	7,439
The Providence Service Corp *	283	4,471
Theravance Inc *	1,304	17,043
Thoratec Corp *	1,421	38,253
TomoTherapy Inc *	487	1,899
TranS1 Inc *	270	1,067
Transcend Services Inc *	151	3,225
Triple-S Management Corp ‘B’ *	22	387
U.S. Physical Therapy Inc *	139	2,353
Utah Medical Products Inc	70	2,052
Vanda Pharmaceuticals Inc *	638	7,171
Varian Inc *	176	9,071
Vascular Solutions Inc *	420	3,524
Vical Inc *	1,185	3,899
ViroPharma Inc *	390	3,272
Virtual Radiologic Corp *	130	1,659
Vital Images Inc *	210	2,665
Vivus Inc *	2,029	18,647
Volcano Corp *	937	16,285
West Pharmaceutical Services Inc	808	31,674
Wright Medical Group Inc *	971	18,400
XenoPort Inc *	762	14,143
Young Innovations Inc	98	2,428
Zoll Medical Corp *	474	12,665
ZymoGenetics Inc *	887	5,668

		2,738,321

Industrials - 14.1%

3D Systems Corp *	310	3,503
AAON Inc	339	6,607
AAR Corp *	89	2,045
ABM Industries Inc	240	4,958
Acacia Research-Acacia Technologies Corp *	843	7,680
Actuant Corp ‘A’	752	13,935
Acuity Brands Inc	835	29,759
Administaff Inc	545	12,857
Advanced Battery Technologies Inc *	1,474	5,896
Aerovironment Inc *	337	9,800
Air Transport Services Group Inc *	814	2,149
AirTran Holdings Inc *	3,406	17,779
Alaska Air Group Inc *	54	1,866
Allegiant Travel Co *	392	18,491
Altra Holdings Inc *	121	1,494
American Ecology Corp	422	7,191
American Reprographics Co *	744	5,215
American Science & Engineering Inc	234	17,747
American Superconductor Corp *	1,078	44,090
Ampco-Pittsburgh Corp	91	2,869
APAC Customer Services Inc *	624	3,719
Apogee Enterprises Inc	77	1,078
Applied Signal Technology Inc	349	6,732
Argan Inc *	152	2,187
Argon ST Inc *	267	5,799
Ascent Solar Technologies Inc *	156	827
Astronics Corp *	163	1,394
ATC Technology Corp *	346	8,252
Avis Budget Group Inc *	1,499	19,667
AZZ Inc *	316	10,333
Badger Meter Inc	353	14,056
Baldor Electric Co	207	5,815
Beacon Roofing Supply Inc *	960	15,360
Blount International Inc *	259	2,616
Broadwind Energy Inc *	747	6,043
Builders FirstSource Inc *	280	1,078
CBIZ Inc *	1,019	7,846
CDI Corp	46	596
Celadon Group Inc *	404	4,383
Cenveo Inc *	1,300	11,375
Chart Industries Inc *	644	10,658
China Fire & Security Group Inc *	372	5,033
CLARCOR Inc	456	14,793
Clean Harbors Inc *	515	30,699
Colfax Corp *	142	1,710
CoStar Group Inc *	507	21,177
CRA International Inc *	251	6,689
Cubic Corp	377	14,062
Deluxe Corp	676	9,998
Diamond Management & Technology Consultants Inc	606	4,466
DigitalGlobe Inc *	346	8,373
Duoyuan Printing Inc *	21	169
Dynamex Inc *	145	2,625
Dynamic Materials Corp	338	6,777
DynCorp International Inc ‘A’ *	92	1,320
EMCOR Group Inc *	497	13,369
Ener1 Inc *	1,208	7,659
Energy Conversion Devices Inc *	957	10,116
Energy Recovery Inc *	900	6,192
EnergySolutions Inc	156	1,324
EnerNOC Inc *	360	10,940
ESCO Technologies Inc	664	23,804
Esterline Technologies Corp *	230	9,377
Evergreen Solar Inc *	2,339	3,532
Exponent Inc *	321	8,937
Flanders Corp *	339	1,512
Flow International Corp *	1,108	3,413
Force Protection Inc *	1,739	9,060
Forward Air Corp	356	8,918
Franklin Covey Co *	219	1,380
Fuel Tech Inc *	391	3,194
FuelCell Energy Inc *	1,603	6,027
Furmanite Corp *	505	1,924
GenCorp Inc *	1,299	9,093
Genesee & Wyoming Inc ‘A’ *	915	29,866
GeoEye Inc *	455	12,685
Global Defense Technology & Systems Inc *	27	444
GP Strategies Corp *	220	1,657
GrafTech International Ltd *	1,143	17,774
Graham Corp	182	3,767
Granite Construction Inc	97	3,265
Great Lakes Dredge & Dock Corp	865	5,605
GT Solar International Inc *	726	4,037
Harbin Electric Inc *	390	8,011
Hawaiian Holdings Inc *	1,243	8,701
Healthcare Services Group Inc	1,058	22,705
Heartland Express Inc	803	12,262
HEICO Corp	587	26,022
Heritage-Crystal Clean Inc *	53	554
Herman Miller Inc	1,318	21,062

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Hexcel Corp *	2,378	$30,866
Hill International Inc *	492	3,070
HNI Corp	801	22,132
Houston Wire & Cable Co	229	2,725
Hub Group Inc ‘A’ *	446	11,966
Hurco Cos Inc *	27	400
Huron Consulting Group Inc *	545	12,557
ICF International Inc *	239	6,405
ICT Group Inc *	207	3,380
II-VI Inc *	404	12,847
InnerWorkings Inc *	480	2,832
Interface Inc ‘A’	1,170	9,723
K-Tron International Inc *	43	4,676
Kaman Corp	531	12,261
Kelly Services Inc ‘A’ *	88	1,050
Knight Transportation Inc	1,141	22,010
Knoll Inc	1,129	11,663
Korn/Ferry International *	97	1,601
LaBarge Inc *	206	2,482
Lindsay Corp	298	11,875
LMI Aerospace Inc *	130	1,729
Marten Transport Ltd *	414	7,431
MasTec Inc *	908	11,350
McGrath RentCorp	88	1,968
Met-Pro Corp	236	2,506
Michael Baker Corp *	207	8,570
Microvision Inc *	2,091	6,629
Mine Safety Appliances Co	597	15,838
Mistras Group Inc *	127	1,913
Mobile Mini Inc *	216	3,043
Multi-Color Corp	223	2,723
MYR Group Inc *	450	8,136
Navigant Consulting Inc *	1,273	18,917
NCI Building Systems Inc *	570	1,032
Nordson Corp	275	16,825
North American Galvanizing & Coating Inc *	206	999
Odyssey Marine Exploration Inc *	1,241	1,750
Old Dominion Freight Line Inc *	108	3,316
Omega Flex Inc	57	798
On Assignment Inc *	97	694
Orbital Sciences Corp *	1,439	21,959
Orion Marine Group Inc *	685	14,426
Patriot Transportation Holding Inc *	17	1,606
Perma-Fix Environmental Services *	1,261	2,862
Pike Electric Corp *	157	1,457
PMFG Inc *	307	4,976
Polypore International Inc *	147	1,749
Portec Rail Products Inc	70	750
Powell Industries Inc *	189	5,959
Power-One Inc *	265	1,153
PowerSecure International Inc *	160	1,154
Preformed Line Products Co	42	1,840
Primoris Services Corp	156	1,243
Quanex Building Products Corp	531	9,011
RailAmerica Inc *	146	1,781
Raven Industries Inc	384	12,200
RBC Bearings Inc *	507	12,335
Republic Airways Holdings Inc *	215	1,589
Resources Connection Inc *	1,142	24,233
Robbins & Myers Inc	65	1,529
Rollins Inc	1,071	20,649
RSC Holdings Inc *	1,171	8,244
Rush Enterprises Inc ‘A’ *	178	2,116
SatCon Technology Corp *	1,514	4,270
Sauer-Danfoss Inc *	55	661
School Specialty Inc *	157	3,672
Simpson Manufacturing Co Inc	717	19,280
SmartHeat Inc *	227	3,296
Standard Parking Corp *	69	1,096
Stanley Inc *	293	8,031
Sterling Construction Co Inc *	51	978
Sun Hydraulics Corp	110	2,888
SYKES Enterprises Inc *	851	21,675
TAL International Group Inc	35	463
Taser International Inc *	1,638	7,174
Team Inc *	431	8,107
Teledyne Technologies Inc *	300	11,508
Tennant Co	454	11,890
Tetra Tech Inc *	1,491	40,511
The Advisory Board Co *	405	12,417
The Corporate Executive Board Co	864	19,717
The Geo Group Inc *	1,007	22,033
The Gorman-Rupp Co	205	5,666
The Middleby Corp *	401	19,657
The Standard Register Co	385	1,964
Titan Machinery Inc *	258	2,977
Trex Co Inc *	345	6,762
Trimas Corp *	200	1,354
UAL Corp *	3,895	50,284
Ultralife Corp *	376	1,624
USA Truck Inc *	113	1,415
Valence Technology Inc *	1,087	989
Viad Corp	52	1,073
Vicor Corp *	211	1,962
VSE Corp	91	4,102
Waste Services Inc *	93	847
Watsco Inc	594	29,094
Watson Wyatt Worldwide Inc ‘A’	854	40,582
Woodward Governor Co	1,197	30,847

		1,660,199

Information Technology - 25.7%

3Com Corp *	7,923	59,422
3PAR Inc *	657	7,785
ACI Worldwide Inc *	845	14,492
Acme Packet Inc *	939	10,329
Actel Corp *	165	1,960
ActivIdentity Corp *	493	1,159
Actuate Corp *	1,019	4,361
Acxiom Corp *	1,355	18,184
ADC Telecommunications Inc *	527	3,273
ADTRAN Inc	1,040	23,452
Advanced Analogic Technologies Inc *	1,181	4,653
Advanced Energy Industries Inc *	617	9,304
Advent Software Inc *	369	15,029
Airvana Inc *	366	2,782
American Software Inc ‘A’	421	2,526
Amkor Technology Inc *	2,684	19,217
ANADIGICS Inc *	1,348	5,689
Anaren Inc *	358	5,388
Ancestry.com Inc *	118	1,653
Anixter International Inc *	113	5,322
Applied Micro Circuits Corp *	1,702	12,714
Archipelago Learning Inc *	158	3,271
ArcSight Inc *	472	12,074
Ariba Inc *	2,216	27,744
ARRIS Group Inc *	2,306	26,358
Art Technology Group Inc *	3,114	14,044
Aruba Networks Inc *	1,498	15,969
AsiaInfo Holdings Inc *	760	23,157
Atheros Communications Inc *	1,599	54,750
ATMI Inc *	199	3,705
Avid Technology Inc *	143	1,825
Benchmark Electronics Inc *	157	2,969
BigBand Networks Inc *	836	2,876
Blackbaud Inc	1,075	25,402
Blackboard Inc *	798	36,221
Blue Coat Systems Inc *	995	28,397
Bottomline Technologies Inc *	647	11,368
Brightpoint Inc *	1,197	8,798

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Cabot Microelectronics Corp *	55	$1,813
CACI International Inc ‘A’ *	88	4,299
Callidus Software Inc *	305	921
Cass Information Systems Inc	188	5,715
Cavium Networks Inc *	917	21,852
Ceva Inc *	443	5,697
Checkpoint Systems Inc *	198	3,020
China Information Security Technology Inc *	636	3,918
China Security & Surveillance Technology Inc *	926	7,075
China TransInfo Technology Corp *	159	1,299
Chordiant Software Inc *	876	2,409
Cirrus Logic Inc *	1,692	11,539
Cogent Inc *	1,117	11,606
Cognex Corp	181	3,207
CommVault Systems Inc *	1,055	24,993
Compellent Technologies Inc *	436	9,888
Computer Task Group Inc *	210	1,682
comScore Inc *	517	9,073
Comtech Telecommunications Corp *	713	24,991
Comverge Inc *	515	5,789
Concur Technologies Inc *	984	42,066
Constant Contact Inc *	567	9,072
CPI International Inc *	44	583
Cray Inc *	670	4,301
CSG Systems International Inc *	547	10,442
CTS Corp	50	481
CyberSource Corp *	1,710	34,388
Daktronics Inc	679	6,254
DealerTrack Holdings Inc *	916	17,212
Deltek Inc *	409	3,182
DemandTec Inc *	450	3,947
DG FastChannel Inc *	528	14,747
Dice Holdings Inc *	327	2,142
Digi International Inc *	273	2,490
Digital River Inc *	779	21,025
Diodes Inc *	808	16,524
DivX Inc *	428	2,414
Double-Take Software Inc *	435	4,346
DTS Inc *	448	15,326
EarthLink Inc	395	3,282
Ebix Inc *	178	8,692
Echelon Corp *	549	6,346
Echo Global Logistics Inc *	12	152
eLoyalty Corp *	112	769
EMS Technologies Inc *	343	4,973
Emulex Corp *	1,942	21,168
Entropic Communications Inc *	1,215	3,730
EPIQ Systems Inc *	846	11,836
Euronet Worldwide Inc *	1,049	23,026
Exar Corp *	67	476
ExlService Holdings Inc *	351	6,374
FalconStor Software Inc *	785	3,187
FARO Technologies Inc *	397	8,512
FEI Co *	842	19,669
FormFactor Inc *	1,138	24,763
Forrester Research Inc *	410	10,639
Fortinet Inc *	200	3,514
Gartner Inc *	1,457	26,284
Global Cash Access Holdings Inc *	807	6,044
GSE Systems Inc *	542	2,970
GSI Commerce Inc *	734	18,636
Harmonic Inc *	1,756	11,115
Heartland Payment Systems Inc	905	11,883
Hittite Microwave Corp *	523	21,312
Hughes Communications Inc *	206	5,362
i2 Technologies Inc *	352	6,730
ICx Technologies Inc *	124	1,180
iGate Corp	528	5,280
Imation Corp *	59	514
Imergent Inc	161	977
Immersion Corp *	753	3,441
Infinera Corp *	2,055	18,228
infoGROUP Inc *	443	3,553
Informatica Corp *	2,186	56,530
InfoSpace Inc *	491	4,208
Innodata Isogen Inc *	591	3,274
Insight Enterprises Inc *	149	1,702
Integral Systems Inc *	170	1,472
Interactive Intelligence Inc *	336	6,196
InterDigital Inc *	1,066	28,292
Intermec Inc *	1,514	19,470
Internet Brands Inc ‘A’ *	297	2,326
Internet Capital Group Inc *	485	3,225
IPG Photonics Corp *	551	9,224
Isilon Systems Inc *	595	4,082
Ixia *	733	5,454
IXYS Corp *	470	3,487
j2 Global Communications Inc *	1,043	21,225
Jack Henry & Associates Inc	2,103	48,621
JDA Software Group Inc *	518	13,193
Kenexa Corp *	538	7,021
Keynote Systems Inc	132	1,440
Kopin Corp *	1,599	6,684
Kulicke & Soffa Industries Inc *	1,649	8,888
KVH Industries Inc *	360	5,310
L-1 Identity Solutions Inc *	1,407	10,538
Lattice Semiconductor Corp *	424	1,145
Lawson Software Inc *	1,343	8,931
Limelight Networks Inc *	736	2,892
Lionbridge Technologies Inc *	1,262	2,903
Liquidity Services Inc *	345	3,474
LivePerson Inc *	1,041	7,256
LogMeIn Inc *	117	2,334
LoopNet Inc *	543	5,397
Loral Space & Communications Inc *	260	8,219
Manhattan Associates Inc *	576	13,841
ManTech International Corp ‘A’ *	425	20,519
Marchex Inc ‘B’	353	1,793
MAXIMUS Inc	397	19,850
Maxwell Technologies Inc *	542	9,669
Mentor Graphics Corp *	203	1,792
MercadoLibre Inc *	648	33,612
Methode Electronics Inc	100	868
Micrel Inc	531	4,354
Microsemi Corp *	2,007	35,624
MicroStrategy Inc ‘A’ *	231	21,719
Microtune Inc *	654	1,478
MIPS Technologies Inc *	1,214	5,305
ModusLink Global Solutions Inc *	80	753
MoneyGram International Inc *	1,770	5,098
Monolithic Power Systems Inc *	828	19,847
Move Inc *	4,039	6,705
MTS Systems Corp	55	1,581
Multi-Fineline Electronix Inc *	229	6,497
NCI Inc ‘A’ *	181	5,005
Net 1 U.E.P.S. Technologies Inc *	795	15,439
Netezza Corp *	1,143	11,087
NETGEAR Inc *	245	5,314
Netlogic Microsystems Inc *	453	20,956
NetScout Systems Inc *	498	7,291
NetSuite Inc *	386	6,168
Network Equipment Technologies Inc *	434	1,758
NIC Inc	1,209	11,050
Novatel Wireless Inc *	803	6,400
NVE Corp *	127	5,246
Online Resources Corp *	346	1,820
OpenTable Inc *	81	2,062
Openwave Systems Inc *	787	1,794
Oplink Communications Inc *	346	5,671
Opnet Technologies Inc	278	3,389

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
OpNext Inc *	43	$82
OSI Systems Inc *	328	8,948
Palm Inc *	3,654	36,686
PAR Technology Corp *	77	445
Parametric Technology Corp *	2,910	47,549
Park Electrochemical Corp	299	8,264
ParkerVision Inc *	849	1,554
PC Mall Inc *	69	360
PCTEL Inc *	79	468
Pegasystems Inc	358	12,172
Perficient Inc *	139	1,172
Phoenix Technologies Ltd *	986	2,712
Plantronics Inc	1,062	27,591
Plexus Corp *	313	8,920
PLX Technology Inc *	793	2,561
Polycom Inc *	800	19,976
Power Integrations Inc	607	22,071
Progress Software Corp *	979	28,597
PROS Holdings Inc *	431	4,461
QAD Inc	260	1,589
Quantum Corp *	5,266	15,429
Quest Software Inc *	193	3,551
Rackspace Hosting Inc *	1,663	34,674
Radiant Systems Inc *	644	6,698
RadiSys Corp *	544	5,195
RAE Systems Inc *	660	726
RealNetworks Inc *	986	3,658
Renaissance Learning Inc	141	1,602
RF Micro Devices Inc *	6,176	29,460
RightNow Technologies Inc *	520	9,032
Riverbed Technology Inc *	1,378	31,653
Rofin-Sinar Technologies Inc *	297	7,012
Rogers Corp *	75	2,273
Rosetta Stone Inc *	172	3,087
Rubicon Technology Inc *	329	6,682
Rudolph Technologies Inc *	248	1,667
S1 Corp *	1,390	9,063
Saba Software Inc *	533	2,207
Sapient Corp *	2,153	17,805
SAVVIS Inc *	883	12,406
ScanSource Inc *	48	1,282
SeaChange International Inc *	472	3,101
Semtech Corp *	1,548	26,331
ShoreTel Inc *	1,052	6,081
Sigma Designs Inc *	529	5,660
Silicon Graphics International Corp *	117	820
Skyworks Solutions Inc *	4,192	59,484
Smith Micro Software Inc *	748	6,837
SolarWinds Inc *	325	7,478
Solera Holdings Inc	1,730	62,297
SonicWALL Inc *	152	1,157
Sourcefire Inc *	565	15,114
SRA International Inc ‘A’ *	265	5,061
SRS Labs Inc *	239	1,752
Standard Microsystems Corp *	118	2,452
StarTek Inc *	102	763
STEC Inc *	640	10,458
Stratasys Inc *	479	8,277
SuccessFactors Inc *	1,134	18,802
Super Micro Computer Inc *	349	3,881
Supertex Inc *	291	8,672
support.com Inc *	444	1,172
Switch & Data Facilities Co Inc *	523	10,570
Symyx Technologies Inc *	606	3,333
Synaptics Inc *	860	26,359
Synchronoss Technologies Inc *	388	6,134
SYNNEX Corp *	109	3,342
Syntel Inc	309	11,751
Take-Two Interactive Software Inc *	245	2,462
Taleo Corp ‘A’ *	956	22,485
Techwell Inc *	325	4,290
Tekelec *	590	9,015
TeleCommunication Systems Inc ‘A’ *	1,011	9,786
TeleTech Holdings Inc *	788	15,784
Terremark Worldwide Inc *	1,407	9,624
Tessera Technologies Inc *	1,227	28,552
The Hackett Group Inc *	423	1,176
The Knot Inc *	713	7,180
The Ultimate Software Group Inc *	601	17,651
THQ Inc *	1,327	6,688
TIBCO Software Inc *	1,636	15,755
Tier Technologies Inc ‘B’ *	199	1,592
TiVo Inc *	2,684	27,323
TNS Inc *	617	15,851
Travelzoo Inc *	114	1,401
Trident Microsystems Inc *	351	653
TriQuint Semiconductor Inc *	2,140	12,840
Tyler Technologies Inc *	776	15,450
Ultratech Inc *	596	8,857
Unica Corp *	292	2,263
Unisys Corp *	67	2,584
Universal Display Corp *	696	8,603
ValueClick Inc *	2,199	22,254
VASCO Data Security International Inc *	460	2,884
Veeco Instruments Inc *	525	17,346
VeriFone Holdings Inc *	1,786	29,255
ViaSat Inc *	633	20,117
Virtusa Corp *	202	1,830
Vocus Inc *	392	7,056
Volterra Semiconductor Corp *	586	11,204
Websense Inc *	1,131	19,747
Wright Express Corp *	945	30,108
Zix Corp *	1,769	3,025
Zoran Corp *	1,016	11,227

		3,022,132

Materials - 2.3%

AEP Industries Inc *	135	5,168
Allied Nevada Gold Corp *	1,175	17,719
AMCOL International Corp	115	3,268
American Vanguard Corp	115	954
Arch Chemicals Inc	81	2,501
Balchem Corp	443	14,845
Boise Inc *	357	1,896
Bway Holding Co *	24	461
Calgon Carbon Corp *	1,355	18,834
China Green Agriculture Inc *	248	3,646
Clearwater Paper Corp *	29	1,594
Deltic Timber Corp	195	9,005
General Steel Holdings Inc *	174	767
Hawkins Inc	218	4,759
Koppers Holdings Inc	307	9,345
Landec Corp *	669	4,175
LSB Industries Inc *	458	6,458
NewMarket Corp	255	29,266
NL Industries Inc	125	867
Olin Corp	213	3,732
OMNOVA Solutions Inc *	1,048	6,424
Paramount Gold and Silver Corp *	1,888	2,738
PolyOne Corp *	365	2,727
Rock-Tenn Co ‘A’	834	42,042
Silgan Holdings Inc	342	19,795
Stepan Co	174	11,277
Stillwater Mining Co *	114	1,081
STR Holdings Inc *	166	2,608
United States Lime & Minerals Inc *	39	1,347
W.R. Grace & Co *	517	13,106
Wausau Paper Corp *	366	4,246

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Worthington Industries Inc	1,413	$18,468
Zep Inc	514	8,902

		274,021

Telecommunication Services - 1.5%

AboveNet Inc *	320	20,813
Alaska Communications Systems Group Inc	1,162	9,273
Cbeyond Inc *	608	9,576
Cincinnati Bell Inc *	1,067	3,681
Cogent Communications Group Inc *	1,136	11,201
Consolidated Communications Holdings Inc	337	5,897
General Communication Inc ‘A’ *	567	3,617
Global Crossing Ltd * (Bermuda)	590	8,407
Hickory Tech Corp	273	2,411
inContact Inc *	568	1,664
Iowa Telecommunications Services Inc	155	2,598
Neutral Tandem Inc *	839	19,087
NTELOS Holdings Corp	782	13,935
PAETEC Holding Corp *	2,997	12,438
Premiere Global Services Inc *	1,111	9,166
Shenandoah Telecommunications Co	563	11,457
Syniverse Holdings Inc *	1,413	24,699
USA Mobility Inc	557	6,133

		176,053

Utilities - 0.2%

Cadiz Inc *	306	3,663
California Water Service Group	47	1,731
Connecticut Water Service Inc	26	644
Consolidated Water Co Inc (Cayman)	160	2,286
New Jersey Resources Corp	156	5,834
Pennichuck Corp	40	845
Piedmont Natural Gas Co Inc	128	3,424
South Jersey Industries Inc	101	3,856
US Geothermal Inc *	1,422	2,176
York Water Co	92	1,335

		25,794

Total Common Stocks
(Cost $9,457,239)		11,298,880

EXCHANGE-TRADED FUND - 4.0%

iShares Russell 2000 Growth Index Fund	6,903	469,887

Total Exchange-Traded Fund
(Cost $465,795)		469,887

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $121,000; collateralized by U.S. Treasury Bills: 0.000% due 02/11/10 and market value $125,000)	$121,000	121,000

Total Short-Term Investment
(Cost $121,000)		121,000

TOTAL INVESTMENTS - 100.9%
(Cost $10,044,034)		11,889,877

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(104,772)

NET ASSETS - 100.0%		$11,785,105

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	25.7%
Health Care	23.2%
Consumer Discretionary	15.3%
Industrials	14.1%
Financials	5.5%
Energy	4.1%
Consumer Staples	4.0%
Exchange-Traded Fund	4.0%
Materials	2.3%
Telecommunication Services	1.5%
Short-Term Investment	1.0%
Utilities	0.2%

100.9%
Other Assets & Liabilities, Net	(0.9%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
RIGHTS - 0.0%

Industrials - 0.0%

Builders FirstSource Inc Exp. 01/14/10 *	167	$41

Total Rights
(Cost $0)		41

COMMON STOCKS - 98.2%

Consumer Discretionary - 11.5%

1-800-FLOWERS.COM Inc ‘A’ *	579	1,534
99 Cents Only Stores *	193	2,522
AFC Enterprises Inc *	591	4,823
America’s Car-Mart Inc *	119	3,133
American Axle & Manufacturing Holdings Inc *	1,210	9,704
American Greetings Corp ‘A’	1,042	22,705
AnnTaylor Stores Corp *	1,603	21,865
ArvinMeritor Inc *	1,827	20,426
Asbury Automotive Group Inc *	903	10,412
Ascent Media Corp ‘A’ *	353	9,012
Audiovox Corp ‘A’ *	452	3,205
Beazer Homes USA Inc *	1,139	5,513
Belo Corp ‘A’	2,338	12,719
Benihana Inc ‘A’ *	184	697
Bluegreen Corp *	382	924
Blyth Inc	143	4,822
Bob Evans Farms Inc	849	24,579
Books-A-Million Inc	166	1,116
Borders Group Inc *	1,668	1,968
Brookfield Homes Corp *	208	1,664
Brown Shoe Co Inc	1,088	10,739
Brunswick Corp	2,335	29,678
Build-A-Bear Workshop Inc *	493	2,411
Cabela’s Inc *	1,108	15,800
Callaway Golf Co	1,805	13,610
Carmike Cinemas Inc *	82	620
Carter’s Inc *	351	9,214
Cavco Industries Inc *	160	5,747
Charming Shoppes Inc *	2,828	18,297
Christopher & Banks Corp	846	6,447
Churchill Downs Inc	249	9,300
Cinemark Holdings Inc	116	1,667
Coldwater Creek Inc *	312	1,392
Collective Brands Inc *	994	22,633
Columbia Sportswear Co	301	11,751
Conn’s Inc *	342	1,997
Core-Mark Holding Co Inc *	185	6,098
Cracker Barrel Old Country Store Inc	178	6,762
Crocs Inc *	1,513	8,700
Crown Media Holdings Inc ‘A’ *	137	199
CSS Industries Inc	169	3,285
Dana Holding Corp *	3,704	40,151
Dillard’s Inc ‘A’	1,402	25,867
Domino’s Pizza Inc *	874	7,324
Dorman Products Inc *	218	3,414
Drew Industries Inc *	190	3,923
DSW Inc ‘A’ *	324	8,385
Eastman Kodak Co *	7,306	30,831
Ethan Allen Interiors Inc	699	9,381
EW Scripps Co ‘A’ *	750	5,220
Exide Technologies *	1,314	9,343
Fisher Communications Inc *	145	2,356
Fred’s Inc ‘A’	810	8,262
Frisch’s Restaurants Inc	41	978
Furniture Brands International Inc *	1,111	6,066
G-III Apparel Group Ltd *	232	5,027
Gaiam Inc ‘A’ *	379	2,914
Gander Mountain Co *	113	576
Gaylord Entertainment Co *	1,088	21,488
Genesco Inc *	628	17,245
Global Sources Ltd * (Bermuda)	301	1,881
Great Wolf Resorts Inc *	539	1,277
Group 1 Automotive Inc *	663	18,796
Harte-Hanks Inc	990	10,672
Haverty Furniture Cos Inc	431	5,918
Hawk Corp ‘A’ *	144	2,536
Helen of Troy Ltd * (Bermuda)	781	19,103
Hooker Furniture Corp	244	3,018
Hot Topic Inc *	552	3,511
Hovnanian Enterprises Inc ‘A’ *	724	2,780
Iconix Brand Group Inc *	1,876	23,731
Interval Leisure Group Inc *	52	648
Jackson Hewitt Tax Service Inc *	849	3,736
JAKKS Pacific Inc *	791	9,587
Jo-Ann Stores Inc *	461	16,707
Jones Apparel Group Inc	2,267	36,408
Journal Communications Inc ‘A’ *	1,075	4,182
K-Swiss Inc ‘A’ *	300	2,982
Kenneth Cole Productions Inc ‘A’ *	235	2,268
Knology Inc *	506	5,541
La-Z-Boy Inc *	1,425	13,580
Lakes Entertainment Inc *	265	665
Landry’s Restaurants Inc *	205	4,364
LeapFrog Enterprises Inc *	826	3,230
Life Time Fitness Inc *	969	24,157
LIN TV Corp ‘A’ *	663	2,957
Lithia Motors Inc ‘A’ *	608	4,998
Live Nation Inc *	2,198	18,705
Liz Claiborne Inc *	864	4,864
LodgeNet Interactive Corp *	227	1,255
Luby’s Inc *	533	1,961
M/I Homes Inc *	433	4,499
Mac-Gray Corp *	210	2,163
Marcus Corp	444	5,692
Marine Products Corp	215	1,060
Martha Stewart Living Omnimedia Inc ‘A’ *	165	815
McCormick & Schmick’s Seafood Restaurants Inc *	321	2,234
Mediacom Communications Corp ‘A’ *	592	2,646
Meritage Homes Corp *	868	16,778
Modine Manufacturing Co *	1,225	14,504
Monarch Casino & Resort Inc *	51	413
Morgans Hotel Group Co *	271	1,228
Movado Group Inc *	424	4,121
Multimedia Games Inc *	455	2,735
National CineMedia Inc	1,023	16,951
New York & Co Inc *	658	2,823
Nobel Learning Communities Inc *	2	15
O’Charley’s Inc *	483	3,164
OfficeMax Inc *	598	7,589
Orbitz Worldwide Inc *	536	3,934
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	2,028	20,564
Outdoor Channel Holdings Inc *	278	1,612
Oxford Industries Inc	114	2,358
Pacific Sunwear of California Inc *	1,723	6,858
Papa John’s International Inc *	94	2,196
Perry Ellis International Inc *	281	4,232
Pier 1 Imports Inc *	3,172	16,145
Pinnacle Entertainment Inc *	703	6,313
Pool Corp	620	11,830
Primedia Inc	332	1,199
Quiksilver Inc *	3,356	6,779
Raser Technologies Inc *	186	231
RC2 Corp *	559	8,245
Reading International Inc ‘A’ *	302	1,223
Red Lion Hotels Corp *	289	1,428
Red Robin Gourmet Burgers Inc *	348	6,229

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Regis Corp	1,573	$24,492
Rent-A-Center Inc *	1,811	32,091
Retail Ventures Inc *	622	5,530
Rex Stores Corp *	213	2,995
Ruby Tuesday Inc *	1,702	12,254
Rue21 Inc *	83	2,331
Ruth’s Hospitality Group Inc *	79	165
Saks Inc *	3,451	22,639
Sally Beauty Holdings Inc *	1,852	14,168
Scholastic Corp	590	17,600
Sealy Corp *	929	2,936
Shoe Carnival Inc *	235	4,810
Shutterfly Inc *	508	9,047
Sinclair Broadcast Group Inc ‘A’ *	1,257	5,066
Skechers U.S.A. Inc ‘A’ *	906	26,645
Skyline Corp	179	3,294
Sonic Automotive Inc ‘A’ *	656	6,816
Sonic Corp *	180	1,813
Sotheby’s	170	3,822
Spartan Motors Inc	878	4,943
Speedway Motorsports Inc	314	5,533
Sport Supply Group Inc	144	1,813
Stage Stores Inc	994	12,286
Standard Motor Products Inc *	218	1,857
Standard Pacific Corp *	2,644	9,889
Stanley Furniture Co Inc *	226	2,294
Stein Mart Inc *	43	458
Steiner Leisure Ltd * (Bahamas)	198	7,872
Steinway Musical Instruments Inc *	195	3,102
Stewart Enterprises Inc ‘A’	2,122	10,928
Stoneridge Inc *	395	3,559
Superior Industries International Inc	606	9,272
Syms Corp *	143	1,034
Systemax Inc	155	2,435
Tenneco Inc *	1,618	28,687
The Buckle Inc	54	1,581
The Dress Barn Inc *	1,178	27,212
The Finish Line Inc ‘A’	503	6,313
The Gymboree Corp *	177	7,698
The Men’s Wearhouse Inc	1,304	27,462
The Pep Boys-Manny, Moe & Jack	1,321	11,176
The Ryland Group Inc	1,184	23,325
The Steak n Shake Co *	35	11,344
The Talbots Inc *	291	2,593
The Timberland Co ‘A’ *	408	7,315
Town Sports International Holdings Inc *	143	333
Tuesday Morning Corp *	789	2,036
U.S. Auto Parts Network Inc *	190	988
Unifi Inc *	1,171	4,543
UniFirst Corp	300	14,433
Universal Electronics Inc *	110	2,554
Universal Travel Group *	25	253
Vail Resorts Inc *	773	29,219
Valassis Communications Inc *	228	4,163
Vitacost.com Inc *	205	2,136
Vitamin Shoppe Inc *	109	2,424
West Marine Inc *	322	2,595
Winnebago Industries Inc *	668	8,150
World Wrestling Entertainment Inc ‘A’	179	2,744
Zale Corp *	804	2,187
Zumiez Inc *	51	649

		1,515,167

Consumer Staples - 2.8%

Alico Inc	1	28
Alliance One International Inc *	883	4,309
American Italian Pasta Co ‘A’ *	180	6,262
American Oriental Bioengineering Inc *	1,067	4,962
B&G Foods Inc ‘A’	558	5,122
Casey’s General Stores Inc	554	17,684
Central Garden & Pet Co ‘A’ *	1,721	17,107
Chattem Inc *	34	3,172
Chiquita Brands International Inc *	1,225	22,099
Diamond Foods Inc	116	4,123
Dole Food Co Inc *	280	3,475
Elizabeth Arden Inc *	633	9,141
Farmer Bros. Co	102	2,013
Fresh Del Monte Produce Inc * (Cayman)	1,073	23,713
Griffin Land & Nurseries Inc	71	2,068
Harbinger Group Inc *	239	1,678
Heckmann Corp *	2,185	10,903
HQ Sustainable Maritime Industries Inc *	2	14
Imperial Sugar Co	359	6,261
Ingles Markets Inc ‘A’	334	5,053
Inter Parfums Inc	303	3,688
Mannatech Inc *	416	1,298
Nash Finch Co	361	13,390
National Beverage Corp	117	1,622
Nutraceutical International Corp *	268	3,315
Oil-Dri Corp of America	166	2,573
Omega Protein Corp *	493	2,150
Prestige Brands Holdings Inc *	887	6,972
Revlon Inc ‘A’ *	277	4,712
Ruddick Corp	975	25,087
Schiff Nutrition International Inc	332	2,596
Seneca Foods Corp ‘A’ *	274	6,540
Smart Balance Inc *	466	2,796
Spartan Stores Inc	591	8,445
Susser Holdings Corp *	172	1,477
The Andersons Inc	507	13,091
The Great Atlantic & Pacific Tea Co Inc *	941	11,094
The Hain Celestial Group Inc *	841	14,305
The Pantry Inc *	577	7,841
TreeHouse Foods Inc *	866	33,653
Universal Corp	637	29,054
Village Super Market ‘A’	4	109
WD-40 Co	113	3,657
Weis Markets Inc	236	8,581
Winn-Dixie Stores Inc *	1,426	14,317

		371,550

Energy - 5.9%

Allis-Chalmers Energy Inc *	1,548	5,836
Alon USA Energy Inc	194	1,327
Approach Resources Inc *	181	1,397
Atlas Energy Inc	918	27,696
ATP Oil & Gas Corp *	869	15,885
Basic Energy Services Inc *	593	5,278
Berry Petroleum Co ‘A’	1,131	32,969
Bill Barrett Corp *	1,017	31,639
Bolt Technology Corp *	186	2,050
Boots & Coots Inc *	1,803	2,975
BPZ Resources Inc *	490	4,655
Brigham Exploration Co *	1,237	16,761
Bristow Group Inc *	948	36,451
Bronco Drilling Co Inc *	716	3,630
Cal Dive International Inc *	906	6,849
CARBO Ceramics Inc	52	3,545
Cheniere Energy Inc *	1,199	2,902
Clayton Williams Energy Inc *	154	5,396
Cloud Peak Energy Inc *	517	7,528
Complete Production Services Inc *	1,531	19,903
Contango Oil & Gas Co *	14	658
CREDO Petroleum Corp *	29	270
Crosstex Energy Inc	1,169	7,072
Cubic Energy Inc *	403	600
CVR Energy Inc *	558	3,828
Dawson Geophysical Co *	231	5,338
Delek US Holdings Inc	333	2,268
Delta Petroleum Corp *	2,552	2,654

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
DHT Maritime Inc	1,352	$4,975
Endeavour International Corp *	100	108
ENGlobal Corp *	38	119
General Maritime Corp	1,389	9,709
Geokinetics Inc *	42	404
Georesources Inc *	197	2,691
Global Industries Ltd *	2,743	19,558
GMX Resources Inc *	437	6,004
Golar LNG Ltd * (Bermuda)	306	3,923
Goodrich Petroleum Corp *	679	16,534
Gran Tierra Energy Inc *	5,395	30,913
Green Plains Renewable Energy Inc *	244	3,628
Gulf Island Fabrication Inc	294	6,183
GulfMark Offshore Inc *	287	8,125
Gulfport Energy Corp *	35	401
Harvest Natural Resources Inc *	865	4,576
Hercules Offshore Inc *	2,840	13,575
Hornbeck Offshore Services Inc *	640	14,899
International Coal Group Inc *	2,378	9,179
ION Geophysical Corp *	2,573	15,232
Key Energy Services Inc *	3,260	28,655
Knightsbridge Tankers Ltd (Bermuda)	468	6,206
Lufkin Industries Inc	55	4,026
Matrix Service Co *	500	5,325
Natural Gas Services Group Inc *	325	6,126
Newpark Resources Inc *	2,507	10,605
Nordic American Tanker Shipping Ltd (Bermuda)	1,115	33,450
Oilsands Quest Inc *	5,383	6,190
OYO Geospace Corp *	107	4,589
Parker Drilling Co *	3,038	15,038
Patriot Coal Corp *	2,011	31,090
Penn Virginia Corp	1,247	26,549
Petroleum Development Corp *	503	9,160
PetroQuest Energy Inc *	1,441	8,833
PHI Inc *	138	2,857
Pioneer Drilling Co *	924	7,300
Rex Energy Corp *	219	2,628
Rosetta Resources Inc *	1,433	28,560
Ship Finance International Ltd (Bermuda)	451	6,147
Stone Energy Corp *	1,095	19,765
Superior Well Services Inc *	510	7,273
Swift Energy Co *	982	23,529
T-3 Energy Services Inc *	329	8,390
TETRA Technologies Inc *	916	10,149
TGC Industries Inc *	75	293
Toreador Resources Corp	16	158
Union Drilling Inc *	262	1,638
Uranerz Energy Corp *	211	274
Uranium Energy Corp *	23	87
USEC Inc *	3,134	12,066
Vaalco Energy Inc	1,468	6,679
Vantage Drilling Co * (Cayman)	1,546	2,489
Venoco Inc *	322	4,199
W&T Offshore Inc	46	538
Warren Resources Inc *	848	2,078
Western Refining Inc *	1,182	5,567
Westmoreland Coal Co *	165	1,470

		778,072

Financials - 33.3%

1st Source Corp	394	6,339
Abington Bancorp Inc	630	4,341
Acadia Realty Trust REIT	799	13,479
Advance America Cash Advance Centers Inc	125	695
Agree Realty Corp REIT	190	4,425
Alexander’s Inc REIT *	18	5,480
Alliance Financial Corp	125	3,394
Allied Capital Corp *	4,737	17,101
Ambac Financial Group Inc *	6,621	5,495
American Campus Communities Inc REIT	1,428	40,127
American Capital Agency Corp REIT	457	12,129
American Capital Ltd *	7,350	17,934
American Equity Investment Life Holding Co	1,645	12,239
American National Bankshares Inc	162	3,548
American Physicians Capital Inc	262	7,944
American Physicians Service Group Inc	172	3,968
American Realty Investors Inc *	59	723
American Safety Insurance Holdings Ltd * (Bermuda)	254	3,670
Ameris Bancorp	362	2,592
Amerisafe Inc *	547	9,830
Ames National Corp	78	1,647
AmTrust Financial Services Inc	492	5,815
Anworth Mortgage Asset Corp REIT	3,150	22,050
Apollo Commercial Real Estate Finance Inc REIT *	285	5,127
Apollo Investment Corp	4,439	42,304
Ares Capital Corp	2,994	37,275
Argo Group International Holdings Ltd * (Bermuda)	829	24,157
Arrow Financial Corp	94	2,350
Artio Global Investors Inc *	580	14,784
Ashford Hospitality Trust Inc REIT *	1,513	7,020
Asset Acceptance Capital Corp *	236	1,600
Associated Estates Realty Corp REIT	409	4,609
Assured Guaranty Ltd (Bermuda)	2,877	62,604
Astoria Financial Corp	2,348	29,186
Auburn National Bancorporation Inc	51	1,004
Avatar Holdings Inc *	205	3,487
Baldwin & Lyons Inc ‘B’	190	4,676
BancFirst Corp	171	6,334
Banco Latinoamericano de Comerico Exterior SA ‘E’ (Panama)	717	9,966
Bancorp Rhode Island Inc	106	2,722
Bank Mutual Corp	1,228	8,498
Bank of Kentucky Financial Corp	67	1,258
Bank of Marin Bancorp	41	1,335
Bank of the Ozarks Inc	326	9,542
BankFinancial Corp	563	5,574
Banner Corp	685	1,836
Bar Harbor Bankshares	73	2,004
Beneficial Mutual Bancorp Inc *	856	8,423
Berkshire Hills Bancorp Inc	359	7,424
BGC Partners Inc ‘A’	647	2,989
BioMed Realty Trust Inc REIT	2,591	40,886
BlackRock Kelso Capital Corp	329	2,803
Boston Private Financial Holdings Inc	1,893	10,923
Bridge Bancorp Inc	30	721
Brookline Bancorp Inc	1,178	11,674
Brooklyn Federal Bancorp Inc	35	351
Bryn Mawr Bank Corp	150	2,263
Calamos Asset Management Inc ‘A’	483	5,569
California First National Bancorp	43	562
Camden National Corp	200	6,540
Cape Bancorp Inc *	386	2,594
Capital City Bank Group Inc	311	4,304
Capital Southwest Corp	71	5,595
CapLease Inc REIT	1,298	5,685
Capstead Mortgage Corp REIT	1,911	26,085
Cardinal Financial Corp	392	3,426
Cardtronics Inc *	92	1,018
Care Investment Trust Inc REIT	267	2,077
Cash America International Inc	776	27,129
Cathay General Bancorp	1,012	7,641
CBL & Associates Properties Inc REIT	3,664	35,431
Cedar Shopping Centers Inc REIT	1,021	6,943
Center Bancorp Inc	375	3,345
Centerstate Banks Inc	416	4,197
Central Pacific Financial Corp *	1,127	1,476
Century Bancorp Inc ‘A’	110	2,423

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Chemical Financial Corp	557	$13,134
Cheviot Financial Corp	55	406
Chicopee Bancorp Inc *	140	1,747
China Housing & Land Development Inc *	572	2,362
Citizens & Northern Corp	280	2,671
Citizens Holding Co	65	1,455
Citizens Inc *	207	1,352
Citizens Republic Bancorp Inc *	2,296	1,584
City Holding Co	412	13,320
Clifton Savings Bancorp Inc	180	1,687
CNA Surety Corp *	448	6,671
CNB Financial Corp	99	1,583
CoBiz Financial Inc	771	3,662
Cogdell Spencer Inc REIT	918	5,196
Cohen & Steers Inc	239	5,459
Colonial Properties Trust REIT	1,736	20,363
Colony Financial Inc REIT	388	7,904
Columbia Banking System Inc	792	12,815
Community Bank System Inc	857	16,549
Community Trust Bancorp Inc	396	9,682
Compass Diversified Holdings	605	7,720
CompuCredit Holdings Corp	229	763
Conseco Inc *	5,514	27,570
Consolidated-Tomoka Land Co	129	4,507
Cousins Properties Inc REIT	1,926	14,695
Cowen Group Inc ‘A’ *	339	2,007
Crawford & Co ‘B’ *	114	449
Credit Acceptance Corp *	2	84
CreXus Investment Corp REIT *	381	5,319
CVB Financial Corp	2,357	20,364
Cypress Sharpridge Investments Inc REIT	385	5,201
Danvers Bancorp Inc	553	7,183
DCT Industrial Trust Inc REIT	5,350	26,857
Delphi Financial Group Inc ‘A’	1,229	27,493
Developers Diversified Realty Corp REIT	4,287	39,698
Diamond Hill Investment Group Inc	14	899
DiamondRock Hospitality Co REIT	3,042	25,766
Dime Community Bancshares Inc	677	7,934
Dollar Financial Corp *	104	2,461
Donegal Group Inc ‘A’	286	4,444
Doral Financial Corp *	219	795
DuPont Fabros Technology Inc REIT	324	5,829
Dynex Capital Inc REIT	387	3,379
E*TRADE FINANCIAL Corp *	42,070	73,622
Eagle Bancorp Inc *	385	4,031
East West Bancorp Inc	2,439	38,536
Eastern Insurance Holdings Inc	170	1,465
EastGroup Properties Inc REIT	262	10,029
Education Realty Trust Inc REIT	1,658	8,025
EMC Insurance Group Inc	139	2,990
Employers Holdings Inc	1,127	17,288
Encore Capital Group Inc *	353	6,142
Enstar Group Ltd * (Bermuda)	171	12,486
Enterprise Bancorp Inc	110	1,205
Enterprise Financial Services Corp	158	1,218
Entertainment Properties Trust REIT	1,109	39,114
Epoch Holding Corp	36	376
Equity Lifestyle Properties Inc REIT	272	13,728
Equity One Inc REIT	857	13,858
ESB Financial Corp	242	3,199
ESSA Bancorp Inc	399	4,668
Evercore Partners Inc ‘A’	261	7,934
Extra Space Storage Inc REIT	2,262	26,126
F.N.B. Corp	2,983	20,255
Farmers Capital Bank Corp	169	1,727
FBL Financial Group Inc ‘A’	196	3,630
FBR Capital Markets Corp *	434	2,682
FelCor Lodging Trust Inc REIT *	1,712	6,163
Fifth Street Finance Corp	942	10,117
Financial Federal Corp	463	12,732
Financial Institutions Inc	283	3,334
First Acceptance Corp *	366	714
First BanCorp - PR	2,321	5,338
First BanCorp - NC	386	5,392
First Bancorp Inc - ME	229	3,531
First Busey Corp	1,177	4,579
First California Financial Group Inc *	151	414
First Commonwealth Financial Corp	2,232	10,379
First Community Bancshares Inc	422	5,085
First Defiance Financial Corp	235	2,653
First Financial Bancorp	1,347	19,612
First Financial Bankshares Inc	269	14,588
First Financial Corp	309	9,431
First Financial Holdings Inc	429	5,573
First Financial Northwest Inc	532	3,485
First Financial Service Corp	150	1,359
First Industrial Realty Trust Inc REIT *	1,519	7,944
First Merchants Corp	599	3,558
First Mercury Financial Corp	233	3,194
First Midwest Bancorp Inc	1,522	16,575
First Potomac Realty Trust REIT	751	9,440
First South Bancorp Inc	188	1,936
FirstMerit Corp	2,253	45,375
Flagstar Bancorp Inc *	1,270	762
Flagstone Reinsurance Holdings Ltd (Bermuda)	1,034	11,312
Flushing Financial Corp	789	8,884
Forestar Group Inc *	984	21,628
Fox Chase Bancorp Inc *	117	1,114
FPIC Insurance Group Inc *	210	8,110
Franklin Street Properties Corp REIT	1,749	25,553
GAMCO Investors Inc ‘A’	77	3,718
German American Bancorp Inc	256	4,160
Getty Realty Corp REIT	264	6,212
Glacier Bancorp Inc	1,705	23,393
Gladstone Capital Corp	554	4,266
Gladstone Commercial Corp REIT	186	2,494
Gladstone Investment Corp	582	2,654
Glimcher Realty Trust REIT	1,680	4,536
Government Properties Income Trust REIT	252	5,791
Gramercy Capital Corp REIT *	1,145	2,966
Great Southern Bancorp Inc	177	3,781
Greenlight Capital Re Ltd ‘A’ * (Cayman)	741	17,465
Guaranty Bancorp *	1,496	1,975
Hallmark Financial Services Inc *	234	1,863
Hampton Roads Bankshares Inc *	602	1,041
Hancock Holding Co	642	28,113
Harleysville Group Inc	332	10,554
Harleysville National Corp *	1,242	7,998
Harris & Harris Group Inc *	726	3,318
Hatteras Financial Corp REIT	997	27,876
Healthcare Realty Trust Inc REIT	1,628	34,937
Heartland Financial USA Inc	346	4,965
Hercules Technology Growth Capital Inc	926	9,621
Heritage Financial Corp *	241	3,321
Heritage Financial Group	35	254
Hersha Hospitality Trust REIT	1,170	3,674
Highwoods Properties Inc REIT	1,926	64,232
Hilltop Holdings Inc *	1,046	12,175
Home Bancorp Inc *	194	2,365
Home BancShares Inc	459	11,048
Home Federal Bancorp Inc	438	5,830
Home Properties Inc REIT	900	42,939
Horace Mann Educators Corp	1,108	13,850
Iberiabank Corp	549	29,542
Independence Holding Co	142	824
Independent Bank Corp	548	11,448
Infinity Property & Casualty Corp	362	14,712
Inland Real Estate Corp REIT	1,840	14,996
International Assets Holding Corp *	231	3,359

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

International Bancshares Corp	1,365	$25,839
Invesco Mortgage Capital Inc REIT	245	5,576
Investors Bancorp Inc *	1,128	12,340
Investors Real Estate Trust REIT	1,924	17,316
iStar Financial Inc REIT *	2,614	6,692
JMP Group Inc	307	2,984
K-Fed Bancorp	88	774
Kansas City Life Insurance Co	111	3,302
KBW Inc *	488	13,352
Kearny Financial Corp	323	3,256
Kentucky First Federal Bancorp	62	682
Kilroy Realty Corp REIT	1,183	36,283
Kite Realty Group Trust REIT	1,217	4,953
Knight Capital Group Inc ‘A’ *	1,269	19,543
Kohlberg Capital Corp	450	2,052
LaBranche & Co Inc *	1,665	4,729
Lakeland Bancorp Inc	537	3,431
Lakeland Financial Corp	464	8,004
LaSalle Hotel Properties REIT	1,737	36,877
Legacy Bancorp Inc	160	1,578
Lexington Realty Trust REIT	2,517	15,303
LTC Properties Inc REIT	542	14,498
Maiden Holdings Ltd (Bermuda)	1,320	9,662
Main Street Capital Corp	44	709
MainSource Financial Group Inc	529	2,529
Max Capital Group Ltd (Bermuda)	1,212	27,028
MB Financial Inc	1,323	26,090
MCG Capital Corp *	1,715	7,409
Meadowbrook Insurance Group Inc	1,519	11,241
Medallion Financial Corp	354	2,892
Medical Properties Trust Inc REIT	2,099	20,990
Mercer Insurance Group Inc	159	2,889
Merchants Bancshares Inc	126	2,853
Meridian Interstate Bancorp Inc *	212	1,842
Metro Bancorp Inc *	225	2,828
MF Global Ltd * (Bermuda)	1,890	13,135
MFA Financial Inc REIT	7,632	56,095
MGIC Investment Corp *	3,434	19,849
Mid-America Apartment Communities Inc REIT	395	19,071
MidSouth Bancorp Inc	100	1,390
Mission West Properties Inc REIT	466	3,351
Monmouth Real Estate Investment Corp ‘A’ REIT	491	3,653
Montpelier Re Holdings Ltd (Bermuda)	2,362	40,910
MVC Capital Inc	567	6,691
Nara Bancorp Inc *	621	7,042
NASB Financial Inc	91	2,119
National Bankshares Inc	182	5,149
National Financial Partners Corp *	1,078	8,721
National Health Investors Inc REIT	645	23,859
National Interstate Corp	132	2,239
National Penn Bancshares Inc	3,502	20,277
National Retail Properties Inc REIT	2,115	44,880
National Western Life Insurance Co ‘A’	56	9,723
NBT Bancorp Inc	897	18,272
Nelnet Inc ‘A’	353	6,082
NewAlliance Bancshares Inc	2,928	35,165
NewStar Financial Inc *	464	1,819
NGP Capital Resources Co	568	4,618
Northeast Community Bancorp Inc	128	841
Northfield Bancorp Inc	469	6,341
Northrim BanCorp Inc	193	3,258
NorthStar Realty Finance Corp REIT	1,638	5,618
Northwest Bancshares Inc *	1,100	12,452
Norwood Financial Corp	59	1,687
NYMAGIC Inc	163	2,704
OceanFirst Financial Corp	410	4,633
Ocwen Financial Corp *	1,494	14,298
Ohio Valley Banc Corp	100	2,203
Old National Bancorp	2,399	29,820
Old Point Financial Corp	45	700
Old Second Bancorp Inc	312	2,150
Omega Healthcare Investors Inc REIT	1,843	35,846
Oppenheimer Holdings Inc ‘A’	231	7,674
Oriental Financial Group Inc	641	6,923
Oritani Financial Corp	46	632
Orrstown Financial Services Inc	64	2,232
Pacific Capital Bancorp *	1,619	1,554
Pacific Continental Corp	508	5,812
PacWest Bancorp	747	15,052
Park National Corp	271	15,956
Parkway Properties Inc REIT	567	11,805
Peapack-Gladstone Financial Corp	194	2,460
PennantPark Investment Corp	748	6,672
Penns Woods Bancorp Inc	44	1,427
Pennsylvania REIT	1,107	9,365
Pennymac Mortgage Investment Trust REIT *	370	6,357
Penson Worldwide Inc *	203	1,839
Peoples Bancorp Inc	310	3,001
Peoples Financial Corp	118	2,398
PHH Corp *	1,384	22,296
PICO Holdings Inc *	361	11,816
Pinnacle Financial Partners Inc *	926	13,168
Piper Jaffray Cos *	541	27,380
Platinum Underwriters Holdings Ltd (Bermuda)	1,394	53,376
PMA Capital Corp ‘A’ *	881	5,550
Porter Bancorp Inc	61	917
Post Properties Inc REIT	1,268	24,853
Potlatch Corp REIT	532	16,960
PremierWest Bancorp	579	822
Presidential Life Corp	494	4,520
Primus Guaranty Ltd * (Bermuda)	384	1,171
PrivateBancorp Inc	445	3,992
ProAssurance Corp *	876	47,050
Prospect Capital Corp	1,753	20,703
Prosperity Bancshares Inc	1,257	50,871
Provident Financial Services Inc	1,566	16,678
Provident New York Bancorp	907	7,655
Prudential Bancorp Inc of Pennsylvania	26	248
PS Business Parks Inc REIT	316	15,816
Radian Group Inc	2,258	16,506
RAIT Financial Trust REIT *	1,719	2,252
Ramco-Gershenson Properties Trust REIT	682	6,506
Redwood Trust Inc REIT	1,767	25,551
Renasant Corp	565	7,684
Republic Bancorp Inc ‘A’	223	4,594
Republic First Bancorp Inc *	248	1,059
Resource America Inc ‘A’	278	1,123
Resource Capital Corp REIT	660	3,247
Rewards Network Inc	133	1,681
RLI Corp	288	15,336
Rockville Financial Inc	179	1,880
Roma Financial Corp	107	1,323
S&T Bancorp Inc	616	10,478
S.Y. Bancorp Inc	179	3,822
Safeguard Scientifics Inc *	334	3,444
Safety Insurance Group Inc	310	11,231
Sanders Morris Harris Group Inc	506	2,783
Sandy Spring Bancorp Inc	431	3,832
Santander BanCorp *	95	1,167
Saul Centers Inc REIT	53	1,736
SCBT Financial Corp	331	9,165
SeaBright Insurance Holdings Inc *	642	7,377
Selective Insurance Group Inc	1,389	22,849
Shore Bancshares Inc	221	3,196
Sierra Bancorp	231	1,763
Signature Bank *	231	7,369
Simmons First National Corp ‘A’	474	13,177
Smithtown Bancorp Inc	488	2,904
Southside Bancshares Inc	268	5,258
Southwest Bancorp Inc	460	3,192

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Sovran Self Storage Inc REIT	720	$25,726
Starwood Property Trust Inc REIT	1,102	20,817
State Auto Financial Corp	345	6,382
State Bancorp Inc	383	2,723
StellarOne Corp	595	5,926
Sterling Bancorp	577	4,120
Sterling Bancshares Inc	2,321	11,907
Sterling Financial Corp *	1,194	740
Stewart Information Services Corp	507	5,719
Strategic Hotels & Resorts Inc REIT *	2,234	4,155
Suffolk Bancorp	82	2,435
Sun Bancorp Inc *	358	1,343
Sun Communities Inc REIT	482	9,519
Sunstone Hotel Investors Inc REIT *	2,585	22,955
Susquehanna Bancshares Inc	2,415	14,224
SVB Financial Group *	1,013	42,232
SWS Group Inc	757	9,160
Tanger Factory Outlet Centers Inc REIT	531	20,704
Territorial Bancorp Inc *	308	5,559
Texas Capital Bancshares Inc *	846	11,810
The Bancorp Inc *	571	3,917
The First Marblehead Corp *	1,622	3,455
The First of Long Island Corp	127	3,207
The Navigators Group Inc *	329	15,499
The Phoenix Cos Inc *	2,709	7,531
The PMI Group Inc *	2,145	5,405
The South Financial Group Inc	3,610	2,327
Thomas Weisel Partners Group Inc *	491	1,856
TICC Capital Corp	818	4,949
Tompkins Financial Corp	136	5,508
Tower Bancorp Inc	153	3,496
Tower Group Inc	248	5,806
TowneBank	551	6,436
TradeStation Group Inc *	743	5,862
Transcontinental Realty Investors Inc *	30	357
Tree.com Inc *	170	1,556
Triangle Capital Corp	336	4,062
Trico Bancshares	365	6,077
Trustco Bank Corp NY	1,246	7,850
Trustmark Corp	1,742	39,265
U-Store-It Trust REIT	2,084	15,255
U.S. Global Investors Inc ‘A’	66	812
UMB Financial Corp	847	33,329
UMH Properties Inc REIT	140	1,187
Umpqua Holdings Corp	2,386	31,996
Union Bankshares Corp	500	6,195
United America Indemnity Ltd ‘A’ * (Cayman)	976	7,730
United Bankshares Inc	1,062	21,208
United Community Banks Inc *	2,150	7,288
United Financial Bancorp Inc	389	5,100
United Fire & Casualty Co	586	10,683
United Security Bancshares Inc	158	2,708
Universal Health Realty Income Trust REIT	116	3,715
Universal Insurance Holdings Inc	238	1,397
Univest Corp of Pennsylvania	431	7,555
Urstadt Biddle Properties Inc ‘A’ REIT	468	7,146
Virtus Investment Partners Inc *	126	2,003
Walter Investment Management Corp REIT	669	9,587
Washington Banking Co	468	5,588
Washington REIT	1,419	39,093
Washington Trust Bancorp Inc	367	5,718
Waterstone Financial Inc *	192	394
Webster Financial Corp	1,874	22,244
WesBanco Inc	603	7,441
West Bancorp Inc *	410	2,021
Westamerica Bancorp	354	19,601
Western Alliance Bancorp *	1,229	4,646
Westfield Financial Inc	851	7,021
Westwood Holdings Group Inc	13	472
Wilber Corp	126	907
Wilshire Bancorp Inc	554	4,537
Winthrop Realty Trust REIT	393	4,268
Wintrust Financial Corp	662	20,383
World Acceptance Corp *	452	16,195
WSFS Financial Corp	186	4,767
Yadkin Valley Financial Corp	465	1,702
Zenith National Insurance Corp	952	28,332

		4,376,471

Health Care - 4.9%

Adolor Corp *	852	1,244
Affymetrix Inc *	326	1,904
AGA Medical Holdings Inc *	22	325
Albany Molecular Research Inc *	613	5,566
Alliance HealthCare Services Inc *	47	268
Allied Healthcare International Inc *	1,049	3,053
Allion Healthcare Inc *	490	3,214
Amedisys Inc *	54	2,622
American Dental Partners Inc *	281	3,625
AMICAS Inc *	232	1,262
AmSurg Corp *	807	17,770
Analogic Corp	119	4,583
AngioDynamics Inc *	455	7,316
ArQule Inc *	502	1,852
Assisted Living Concepts Inc ‘A’ *	272	7,173
Biodel Inc *	6	26
BMP Sunstone Corp *	9	51
Cambrex Corp *	105	586
Cantel Medical Corp *	121	2,442
Capital Senior Living Corp *	610	3,062
Caraco Pharmaceutical Laboratories Ltd *	142	858
Cardiac Science Corp *	469	1,046
Celera Corp *	1,705	11,782
Centene Corp *	562	11,898
Chindex International Inc *	51	721
CONMED Corp *	760	17,328
Continucare Corp *	231	1,009
Cross Country Healthcare Inc *	734	7,274
CryoLife Inc *	63	404
Cumberland Pharmaceuticals Inc *	41	557
Cutera Inc *	289	2,459
Cynosure Inc ‘A’ *	283	3,252
Enzo Biochem Inc *	222	1,194
ev3 Inc *	1,958	26,120
Facet Biotech Corp *	520	9,142
Gentiva Health Services Inc *	498	13,451
Geron Corp *	1,272	7,060
Greatbatch Inc *	193	3,711
Hanger Orthopedic Group Inc *	506	6,998
Hansen Medical Inc *	237	718
Harvard Bioscience Inc *	2	7
Healthspring Inc *	1,288	22,682
Healthways Inc *	841	15,424
Hi-Tech Pharmacal Co Inc *	193	5,414
Home Diagnostics Inc *	178	1,086
Infinity Pharmaceuticals Inc *	211	1,304
Invacare Corp	463	11,547
inVentiv Health Inc *	584	9,443
Kendle International Inc *	339	6,207
Kindred Healthcare Inc *	1,085	20,029
KV Pharmaceutical Co ‘A’ *	534	1,960
Landauer Inc	98	6,017
LCA-Vision Inc *	233	1,193
Lexicon Pharmaceuticals Inc *	1,263	2,147
Magellan Health Services Inc *	897	36,535
Martek Biosciences Corp *	765	14,489
Maxygen Inc *	197	1,200
MedCath Corp *	402	3,180
Medical Action Industries Inc *	112	1,799
Medicis Pharmaceutical Corp ‘A’	1,393	37,681

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Medidata Solutions Inc *	44	$686
MedQuist Inc	199	1,331
Molina Healthcare Inc *	357	8,165
Myriad Pharmaceuticals Inc *	19	96
Nabi Biopharmaceuticals *	437	2,141
National Healthcare Corp	110	3,972
Natus Medical Inc *	198	2,928
Nighthawk Radiology Holdings Inc *	571	2,587
NovaMed Inc *	235	912
Odyssey HealthCare Inc *	475	7,401
Omnicell Inc *	154	1,800
OraSure Technologies Inc *	56	285
Owens & Minor Inc	241	10,346
Palomar Medical Technologies Inc *	177	1,784
Par Pharmaceutical Cos Inc *	937	25,355
Progenics Pharmaceuticals Inc *	173	768
Psychiatric Solutions Inc *	515	10,887
RehabCare Group Inc *	157	4,778
Res-Care Inc *	672	7,526
RTI Biologics Inc *	792	3,041
Select Medical Holdings Corp *	578	6,138
Skilled Healthcare Group Inc ‘A’ *	594	4,425
Sun Healthcare Group Inc *	1,151	10,555
Sunrise Senior Living Inc *	1,374	4,424
SuperGen Inc *	718	1,881
Symmetry Medical Inc *	740	5,964
The Medicines Co *	407	3,394
TomoTherapy Inc *	600	2,340
Triple-S Management Corp ‘B’ *	517	9,099
U.S. Physical Therapy Inc *	171	2,895
Universal American Corp *	717	8,389
Varian Inc *	583	30,048
ViroPharma Inc *	1,621	13,600
Vital Images Inc *	130	1,650
Volcano Corp *	350	6,083
WellCare Health Plans Inc *	1,149	42,237
Young Innovations Inc	35	867
Zoll Medical Corp *	90	2,405

		647,453

Industrials - 16.4%

3D Systems Corp *	105	1,187
A.O. Smith Corp	574	24,906
AAR Corp *	974	22,383
ABM Industries Inc	932	19,255
ACCO Brands Corp *	1,428	10,396
Aceto Corp	772	3,976
Actuant Corp ‘A’	952	17,641
Acuity Brands Inc	262	9,338
Air Transport Services Group Inc *	467	1,233
Aircastle Ltd (Bermuda)	1,229	12,106
Alamo Group Inc	168	2,881
Alaska Air Group Inc *	929	32,106
Albany International Corp ‘A’	708	15,902
Altra Holdings Inc *	657	8,114
AMERCO Inc *	234	11,634
American Commercial Lines Inc *	237	4,344
American Railcar Industries Inc	200	2,204
American Reprographics Co *	111	778
American Woodmark Corp	268	5,274
Ameron International Corp	256	16,246
Ampco-Pittsburgh Corp	95	2,995
Amrep Corp *	28	384
Apogee Enterprises Inc	706	9,884
Applied Industrial Technologies Inc	1,106	24,409
Argon ST Inc *	86	1,868
Arkansas Best Corp	700	20,601
Ascent Solar Technologies Inc *	363	1,924
Astec Industries Inc *	477	12,850
Astronics Corp *	39	333
ATC Technology Corp *	134	3,196
Atlas Air Worldwide Holdings Inc *	575	21,419
Avis Budget Group Inc *	1,173	15,390
Baldor Electric Co	985	27,669
Barnes Group Inc	1,237	20,905
Barrett Business Services Inc	249	3,060
Beacon Roofing Supply Inc *	246	3,936
Belden Inc	1,226	26,874
Blount International Inc *	636	6,424
BlueLinx Holdings Inc *	252	698
Bowne & Co Inc	1,003	6,700
Brady Corp ‘A’	1,264	37,933
Briggs & Stratton Corp	1,374	25,708
Builders FirstSource Inc *	104	400
CAI International Inc *	215	1,941
Cascade Corp	227	6,240
CDI Corp	285	3,691
Celadon Group Inc *	109	1,183
Ceradyne Inc *	725	13,927
Chart Industries Inc *	115	1,903
Chase Corp	116	1,370
China BAK Battery Inc *	1,290	3,586
CIRCOR International Inc	444	11,180
CLARCOR Inc	840	27,250
Clean Harbors Inc *	38	2,265
Colfax Corp *	411	4,948
Columbus McKinnon Corp *	493	6,734
Comfort Systems USA Inc	1,013	12,500
COMSYS IT Partners Inc *	352	3,129
Consolidated Graphics Inc *	258	9,035
Cornell Cos Inc *	326	7,400
Courier Corp	265	3,776
CRA International Inc *	62	1,652
Curtiss-Wright Corp	1,193	37,365
Deluxe Corp	666	9,850
Diamond Management & Technology Consultants Inc	7	52
Dollar Thrifty Automotive Group Inc *	782	20,027
Ducommun Inc	257	4,808
Duoyuan Printing Inc *	104	837
DXP Enterprises Inc *	205	2,679
Dycom Industries Inc *	1,101	8,841
Dynamex Inc *	75	1,358
DynCorp International Inc ‘A’ *	557	7,993
Eagle Bulk Shipping Inc *	1,751	8,667
EMCOR Group Inc *	1,190	32,011
Encore Wire Corp	519	10,935
Energy Conversion Devices Inc *	182	1,924
EnergySolutions Inc	1,794	15,231
EnerSys *	1,059	23,160
Ennis Inc	678	11,384
EnPro Industries Inc *	560	14,790
Esterline Technologies Corp *	550	22,423
Evergreen Solar Inc *	2,306	3,482
Federal Signal Corp	1,396	8,404
Flow International Corp *	264	813
Forward Air Corp	395	9,895
Franklin Covey Co *	55	347
Franklin Electric Co Inc	595	17,303
FreightCar America Inc	344	6,822
Fuel Tech Inc *	152	1,242
FuelCell Energy Inc *	501	1,884
Furmanite Corp *	321	1,223
Fushi Copperweld Inc *	440	4,453
G&K Services Inc ‘A’	487	12,238
Genco Shipping & Trading Ltd *	712	15,935
GeoEye Inc *	48	1,338
Gibraltar Industries Inc *	706	11,105
Global Defense Technology & Systems Inc *	97	1,597
GP Strategies Corp *	194	1,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
GrafTech International Ltd *	2,015	$31,333
Graham Corp	115	2,381
Granite Construction Inc	817	27,500
Great Lakes Dredge & Dock Corp	74	480
Griffon Corp *	1,138	13,906
H&E Equipment Services Inc *	716	7,511
Heartland Express Inc	489	7,467
Heidrick & Struggles International Inc	477	14,901
Herley Industries Inc *	320	4,445
Hill International Inc *	112	699
HNI Corp	320	8,842
Horizon Lines Inc ‘A’	824	4,590
Houston Wire & Cable Co	309	3,677
Hub Group Inc ‘A’ *	507	13,603
Hurco Cos Inc *	188	2,782
ICT Group Inc *	65	1,061
II-VI Inc *	210	6,678
InnerWorkings Inc *	100	590
Insituform Technologies Inc ‘A’ *	1,018	23,129
Insteel Industries Inc	475	6,175
Integrated Electrical Services Inc *	123	720
Interline Brands Inc *	850	14,679
International Shipholding Corp	170	5,282
JetBlue Airways Corp *	6,915	37,687
John Bean Technologies Corp	721	12,264
K-Tron International Inc *	12	1,305
Kadant Inc *	360	5,746
Kaman Corp	86	1,986
Kaydon Corp	912	32,613
Kelly Services Inc ‘A’ *	619	7,385
Kforce Inc *	751	9,387
Kimball International Inc ‘B’	839	7,148
Knight Transportation Inc	315	6,076
Korn/Ferry International *	1,165	19,222
LaBarge Inc *	77	928
Ladish Co Inc *	417	6,288
Lawson Products Inc	118	2,083
Layne Christensen Co *	509	14,613
LB Foster Co ‘A’ *	272	8,108
Lindsay Corp	31	1,235
LMI Aerospace Inc *	133	1,769
LSI Industries Inc	442	3,483
M&F Worldwide Corp *	281	11,099
MasTec Inc *	384	4,800
McGrath RentCorp	517	11,560
Met-Pro Corp	116	1,232
Metalico Inc *	915	4,502
Miller Industries Inc *	260	2,951
Mine Safety Appliances Co	53	1,406
Mistras Group Inc *	65	979
Mobile Mini Inc *	689	9,708
Moog Inc ‘A’ *	1,193	34,871
MPS Group Inc *	2,446	33,608
Mueller Industries Inc	972	24,144
Mueller Water Products Inc ‘A’	4,043	21,024
Multi-Color Corp	21	256
NACCO Industries Inc ‘A’	140	6,972
NCI Building Systems Inc *	2,215	4,009
Nordson Corp	609	37,259
North American Galvanizing & Coating Inc *	159	771
Northwest Pipe Co *	267	7,172
Old Dominion Freight Line Inc *	646	19,832
On Assignment Inc *	847	6,056
Orion Energy Systems Inc *	379	1,664
Otter Tail Corp	931	23,089
Pacer International Inc *	1,077	3,403
Patriot Transportation Holding Inc *	10	945
Pike Electric Corp *	236	2,190
Polypore International Inc *	406	4,831
Portec Rail Products Inc	71	760
Power-One Inc *	1,837	7,991
PowerSecure International Inc *	353	2,545
Preformed Line Products Co	1	44
Quanex Building Products Corp	451	7,653
RailAmerica Inc *	333	4,063
RBC Bearings Inc *	57	1,387
Regal-Beloit Corp	976	50,693
Republic Airways Holdings Inc *	799	5,905
Robbins & Myers Inc	643	15,123
Rush Enterprises Inc ‘A’ *	648	7,705
Saia Inc *	364	5,394
SatCon Technology Corp *	446	1,258
Sauer-Danfoss Inc *	260	3,123
Schawk Inc	393	5,345
School Specialty Inc *	328	7,672
Seaboard Corp	8	10,792
Simpson Manufacturing Co Inc	226	6,077
SkyWest Inc	1,456	24,636
Spherion Corp *	1,358	7,632
Standard Parking Corp *	205	3,255
Standex International Corp	307	6,168
Steelcase Inc ‘A’	1,870	11,893
Sterling Construction Co Inc *	351	6,732
Sun Hydraulics Corp	188	4,935
TAL International Group Inc	377	4,988
TBS International Ltd ‘A’ * (Bermuda)	417	3,065
Team Inc *	50	941
Tecumseh Products Co ‘A’ *	489	5,716
Teledyne Technologies Inc *	634	24,320
Textainer Group Holdings Ltd (Bermuda)	213	3,600
The Eastern Co	129	1,732
The Geo Group Inc *	278	6,083
The Gorman-Rupp Co	118	3,262
The Greenbrier Cos Inc *	438	4,546
The Standard Register Co	185	944
Titan International Inc	1,008	8,175
Todd Shipyards Corp	125	2,095
Tredegar Corp	748	11,833
Trex Co Inc *	66	1,294
Trimas Corp *	137	927
Triumph Group Inc	436	21,037
TrueBlue Inc *	1,215	17,994
Tutor Perini Corp *	675	12,204
Twin Disc Inc	233	2,433
UAL Corp *	297	3,834
Ultrapetrol Bahamas Ltd * (Bahamas)	568	2,704
United Capital Corp *	42	1,000
United Rentals Inc *	1,660	16,285
United Stationers Inc *	625	35,531
Universal Forest Products Inc	531	19,546
Universal Truckload Services Inc	127	2,299
US Airways Group Inc *	4,410	21,344
USA Truck Inc *	50	626
Valence Technology Inc *	169	154
Viad Corp	481	9,923
Vicor Corp *	310	2,883
Volt Information Sciences Inc *	319	3,190
VSE Corp	34	1,533
Waste Services Inc *	471	4,291
Watsco Inc	72	3,527
Watson Wyatt Worldwide Inc ‘A’	222	10,549
Watts Water Technologies Inc ‘A’	766	23,685
Werner Enterprises Inc	1,179	23,332
Willis Lease Finance Corp *	103	1,545
Woodward Governor Co	308	7,937
YRC Worldwide Inc *	1,962	1,648

		2,160,477

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Information Technology - 10.1%

3Com Corp *	1,825	$13,688
Actel Corp *	457	5,429
ActivIdentity Corp *	664	1,560
Acxiom Corp *	331	4,442
Adaptec Inc *	3,461	11,594
ADC Telecommunications Inc *	2,154	13,376
ADTRAN Inc	361	8,141
Advanced Energy Industries Inc *	224	3,378
Agilysys Inc *	426	3,877
Airvana Inc *	229	1,740
American Software Inc ‘A’	6	36
ANADIGICS Inc *	436	1,840
Anaren Inc *	77	1,159
Ancestry.com Inc *	16	224
Anixter International Inc *	693	32,640
ARRIS Group Inc *	833	9,521
ATMI Inc *	587	10,930
Avid Technology Inc *	590	7,528
Bel Fuse Inc ‘B’	270	5,802
Benchmark Electronics Inc *	1,518	28,705
Black Box Corp	459	13,008
Brooks Automation Inc *	1,683	14,440
Cabot Microelectronics Corp *	547	18,029
CACI International Inc ‘A’ *	728	35,563
Callidus Software Inc *	265	800
Ceva Inc *	111	1,427
Checkpoint Systems Inc *	775	11,819
China Information Security Technology Inc *	147	906
China Security & Surveillance Technology Inc *	288	2,200
CIBER Inc *	1,828	6,307
Cognex Corp	850	15,062
Cogo Group Inc *	692	5,100
Coherent Inc *	568	16,887
Cohu Inc	612	8,537
Communications Systems Inc	133	1,655
Computer Task Group Inc *	116	929
CPI International Inc *	113	1,496
Cray Inc *	288	1,849
CSG Systems International Inc *	410	7,827
CTS Corp	838	8,062
Cymer Inc *	780	29,936
Daktronics Inc	163	1,501
DDi Corp *	264	1,291
Digi International Inc *	481	4,387
Digital River Inc *	217	5,857
DivX Inc *	381	2,149
Double-Take Software Inc *	85	849
DSP Group Inc *	596	3,355
Dynamics Research Corp *	187	1,984
EarthLink Inc	2,571	21,365
Echelon Corp *	245	2,832
Echo Global Logistics Inc *	50	635
Electro Rent Corp	426	4,916
Electro Scientific Industries Inc *	716	7,747
Electronics for Imaging Inc *	1,289	16,770
EMCORE Corp *	2,415	2,584
EMS Technologies Inc *	108	1,566
Emulex Corp *	217	2,365
Entegris Inc *	3,416	18,036
Epicor Software Corp *	1,237	9,426
ePlus Inc *	76	1,255
Euronet Worldwide Inc *	158	3,468
Exar Corp *	763	5,425
Extreme Networks Inc *	2,328	6,681
Fair Isaac Corp	1,340	28,555
FARO Technologies Inc *	55	1,179
FEI Co *	109	2,546
FormFactor Inc *	105	2,285
Fortinet Inc *	53	931
Global Cash Access Holdings Inc *	134	1,004
Globecomm Systems Inc *	487	3,808
GSI Technology Inc *	605	2,710
Harmonic Inc *	694	4,393
Harris Stratex Networks Inc *	1,656	11,443
i2 Technologies Inc *	90	1,721
ICx Technologies Inc *	108	1,028
Imation Corp *	783	6,828
infoGROUP Inc *	351	2,815
Information Services Group Inc *	515	1,633
InfoSpace Inc *	429	3,677
Insight Enterprises Inc *	1,045	11,934
Integral Systems Inc *	413	3,577
Internap Network Services Corp *	1,312	6,166
Internet Brands Inc ‘A’ *	370	2,897
Internet Capital Group Inc *	398	2,647
Intevac Inc *	575	6,595
iPass Inc *	1,329	1,382
IXYS Corp *	139	1,031
j2 Global Communications Inc *	131	2,666
JDA Software Group Inc *	180	4,585
Keynote Systems Inc	181	1,975
L-1 Identity Solutions Inc *	426	3,191
Lattice Semiconductor Corp *	3,051	8,238
Lawson Software Inc *	2,135	14,198
Littelfuse Inc *	569	18,293
LogMeIn Inc *	76	1,516
ManTech International Corp ‘A’ *	117	5,649
Marchex Inc ‘B’	238	1,209
MAXIMUS Inc	50	2,500
Measurement Specialties Inc *	398	4,000
MEMSIC Inc *	310	1,017
Mentor Graphics Corp *	2,262	19,973
Mercury Computer Systems Inc *	571	6,287
Methode Electronics Inc	882	7,656
Micrel Inc	704	5,773
Microtune Inc *	743	1,679
MKS Instruments Inc *	1,290	22,459
ModusLink Global Solutions Inc *	1,130	10,633
MoneyGram International Inc *	381	1,097
Monotype Imaging Holdings Inc *	568	5,129
MTS Systems Corp	392	11,266
Ness Technologies Inc *	1,014	4,969
NETGEAR Inc *	712	15,443
NetScout Systems Inc *	85	1,244
Network Equipment Technologies Inc *	455	1,843
Newport Corp *	947	8,703
OmniVision Technologies Inc *	1,385	20,124
Online Resources Corp *	200	1,052
Openwave Systems Inc *	1,609	3,669
Oplink Communications Inc *	183	2,999
OpNext Inc *	613	1,165
OSI Systems Inc *	117	3,192
Palm Inc *	556	5,582
PAR Technology Corp *	58	335
Park Electrochemical Corp	203	5,611
PC Connection Inc *	205	1,384
PC Mall Inc *	199	1,039
PCTEL Inc *	431	2,552
Perficient Inc *	587	4,948
Pericom Semiconductor Corp *	641	7,391
Pervasive Software Inc *	333	1,605
Photronics Inc *	1,515	6,742
Plantronics Inc	163	4,235
Plexus Corp *	687	19,580
Polycom Inc *	1,387	34,633
Powerwave Technologies Inc *	3,573	4,502
Quest Software Inc *	1,503	27,655
RealNetworks Inc *	1,056	3,918

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
RF Micro Devices Inc *	623	$2,972
Rimage Corp *	220	3,815
Rofin-Sinar Technologies Inc *	422	9,963
Rogers Corp *	319	9,669
Rudolph Technologies Inc *	452	3,037
ScanSource Inc *	654	17,462
SeaChange International Inc *	485	3,186
Sigma Designs Inc *	241	2,579
Silicon Graphics International Corp *	723	5,068
Silicon Image Inc *	2,021	5,214
Silicon Storage Technology Inc *	2,084	5,335
SMART Modular Technologies Inc * (Cayman)	917	5,768
SonicWALL Inc *	1,306	9,939
Sonus Networks Inc *	5,764	12,162
Spectrum Control Inc *	277	2,623
SRA International Inc ‘A’ *	781	14,917
Standard Microsystems Corp *	426	8,852
StarTek Inc *	302	2,259
Super Micro Computer Inc *	192	2,135
support.com Inc *	1,010	2,666
Sycamore Networks Inc	504	10,539
Symmetricom Inc *	1,077	5,600
Symyx Technologies Inc *	186	1,023
Synchronoss Technologies Inc *	51	806
SYNNEX Corp *	391	11,988
Take-Two Interactive Software Inc *	1,938	19,477
Technitrol Inc	1,074	4,704
TechTarget Inc *	252	1,419
Techwell Inc *	32	422
Tekelec *	1,238	18,917
The Hackett Group Inc *	508	1,412
THQ Inc *	548	2,762
TIBCO Software Inc *	3,092	29,776
Tier Technologies Inc ‘B’ *	182	1,456
Trident Microsystems Inc *	1,602	2,980
TriQuint Semiconductor Inc *	1,799	10,794
TTM Technologies Inc *	1,203	13,871
Unisys Corp *	1,062	40,951
United Online Inc	2,187	15,725
UTStarcom Inc *	2,967	6,498
VASCO Data Security International Inc *	155	972
Veeco Instruments Inc *	468	15,463
Virage Logic Corp *	324	1,782
Virtusa Corp *	74	670
Web.com Group Inc *	775	5,061
White Electronic Designs Corp *	693	3,236
X-Rite Inc *	564	1,230
Zoran Corp *	395	4,365
Zygo Corp *	328	2,207

		1,329,509

Materials - 6.8%

A. Schulman Inc	657	13,258
A.M. Castle & Co *	443	6,065
AEP Industries Inc *	18	689
Allied Nevada Gold Corp *	240	3,619
AMCOL International Corp	479	13,613
American Vanguard Corp	397	3,295
Ampal American Israel Corp ‘A’ *	395	1,066
Arch Chemicals Inc	552	17,046
Boise Inc *	407	2,161
Brush Engineered Materials Inc *	528	9,789
Buckeye Technologies Inc *	1,012	9,877
Bway Holding Co *	160	3,075
Century Aluminum Co *	1,551	25,111
China Precision Steel Inc *	815	1,671
Clearwater Paper Corp *	280	15,392
Coeur d’Alene Mines Corp *	2,060	37,204
Deltic Timber Corp	52	2,401
Domtar Corp *	1,109	61,450
Ferro Corp	2,366	19,496
General Moly Inc *	1,609	3,347
General Steel Holdings Inc *	339	1,495
Glatfelter	1,192	14,483
Graphic Packaging Holding Co *	2,857	9,914
H.B. Fuller Co	1,276	29,029
Haynes International Inc	341	11,243
Headwaters Inc *	1,688	11,006
Hecla Mining Co *	6,426	39,713
Horsehead Holding Corp *	1,131	14,420
ICO Inc	802	5,863
Innophos Holdings Inc	486	11,173
Innospec Inc	619	6,246
Kaiser Aluminum Corp	403	16,773
KapStone Paper & Packaging Corp *	840	8,274
Koppers Holdings Inc	202	6,149
Louisiana-Pacific Corp *	3,433	23,962
Minerals Technologies Inc	516	28,106
Myers Industries Inc	791	7,198
Neenah Paper Inc	392	5,468
Olin Corp	1,934	33,884
Olympic Steel Inc	260	8,471
OM Group Inc *	838	26,305
Paramount Gold and Silver Corp *	594	861
PolyOne Corp *	1,987	14,843
Quaker Chemical Corp	308	6,357
Rock-Tenn Co ‘A’	142	7,158
Rockwood Holdings Inc *	1,301	30,652
RTI International Metals Inc *	825	20,765
Schweitzer-Mauduit International Inc	483	33,979
Sensient Technologies Corp	1,282	33,717
ShengdaTech Inc *	682	4,181
Silgan Holdings Inc	331	19,158
Solutia Inc *	3,231	41,034
Spartech Corp *	800	8,208
Stepan Co	25	1,620
Stillwater Mining Co *	925	8,769
STR Holdings Inc *	81	1,272
Sutor Technology Group Ltd *	169	449
Texas Industries Inc	621	21,729
U.S. Concrete Inc *	721	656
United States Lime & Minerals Inc *	9	311
Universal Stainless & Alloy *	152	2,867
US Gold Corp *	2,176	5,396
W.R. Grace & Co *	1,347	34,146
Wausau Paper Corp *	713	8,271
Westlake Chemical Corp	511	12,739
Worthington Industries Inc	187	2,444
Zoltek Cos Inc *	798	7,581

		897,963

Telecommunication Services - 0.5%

Atlantic Tele-Network Inc	234	12,872
Cincinnati Bell Inc *	4,432	15,291
Consolidated Communications Holdings Inc	342	5,985
General Communication Inc ‘A’ *	474	3,024
Global Crossing Ltd * (Bermuda)	119	1,696
Iowa Telecommunications Services Inc	789	13,224
Premiere Global Services Inc *	376	3,102
SureWest Communications *	375	3,735
Syniverse Holdings Inc *	307	5,366
USA Mobility Inc	124	1,365

		65,660

Utilities - 6.0%

ALLETE Inc	770	25,164
American States Water Co	484	17,138
Artesian Resources Corp ‘A’	181	3,314
Avista Corp	1,437	31,025
Black Hills Corp	993	26,444

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
California Water Service Group	475	$17,489
Central Vermont Public Service Corp	357	7,426
CH Energy Group Inc	415	17,646
Chesapeake Utilities Corp	253	8,109
Cleco Corp	1,657	45,286
Connecticut Water Service Inc	209	5,177
Consolidated Water Co Inc (Cayman)	309	4,416
El Paso Electric Co *	1,252	25,391
IDACORP Inc	1,245	39,778
MGE Energy Inc	606	21,658
Middlesex Water Co	372	6,558
New Jersey Resources Corp	968	36,203
Nicor Inc	1,232	51,867
Northwest Natural Gas Co	697	31,393
NorthWestern Corp	1,000	26,020
Pennichuck Corp	133	2,810
Piedmont Natural Gas Co Inc	1,839	49,193
PNM Resources Inc	2,400	30,360
Portland General Electric Co	2,063	42,106
SJW Corp	319	7,200
South Jersey Industries Inc	726	27,719
Southwest Gas Corp	1,177	33,580
Southwest Water Co	688	4,052
The Empire District Electric Co	1,018	19,067
The Laclede Group Inc	616	20,802
UIL Holdings Corp	806	22,632
UniSource Energy Corp	896	28,842
Unitil Corp	323	7,423
US Geothermal Inc *	412	630
WGL Holdings Inc	1,368	45,883
York Water Co	159	2,307

		792,108

Total Common Stocks
(Cost $10,969,496)		12,934,430

CLOSED-END MUTUAL FUND - 0.1%

Kayne Anderson Energy Development Co	308	4,481

Total Closed-End Mutual Fund
(Cost $3,893)		4,481

EXCHANGE-TRADED FUND - 1.4%

iShares Russell 2000 Value Index Fund	3,251	188,688

Total Exchange-Traded Fund
(Cost $191,546)		188,688

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

State Street Bank & Trust Co 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $157,000; collateralized by U.S. Treasury Bills: 0.000% due 02/11/10 and market value $165,000)	$157,000	157,000

Total Short-Term Investment
(Cost $157,000)		157,000

TOTAL INVESTMENTS - 100.9%
(Cost $11,321,935)		13,284,640

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(116,444)

NET ASSETS - 100.0%		$13,168,196

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	33.3%
Industrials	16.4%
Consumer Discretionary	11.5%
Information Technology	10.1%
Materials	6.8%
Utilities	6.0%
Energy	5.9%
Health Care	4.9%
Consumer Staples	2.8%
Exchange-Traded Fund	1.4%
Short-Term Investment	1.2%
Telecommunication Services	0.5%
Closed-End Mutual Fund	0.1%

100.9%
Other Assets & Liabilities, Net	(0.9%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2009

	Shares	Value
PREFERRED STOCKS - 0.1%

Germany - 0.1%

Fresenius SE +	221	$15,865
Porsche Automobil Holding SE +	208	13,007

		28,872

Total Preferred Stocks
(Cost $25,914)		28,872

COMMON STOCKS - 98.4%

Australia - 7.7%

AGL Energy Ltd +	3,077	38,676
Amcor Ltd +	5,181	28,844
AMP Ltd +	6,579	39,739
ASX Ltd +	1,292	40,280
Australia & New Zealand Banking Group Ltd +	6,485	132,154
BHP Billiton Ltd ADR	3,541	271,170
Brambles Ltd +	3,716	22,537
Coca-Cola Amatil Ltd +	2,170	22,374
Commonwealth Bank of Australia +	4,121	201,195
CSL Ltd +	2,407	69,994
Foster’s Group Ltd +	7,147	35,158
Insurance Australia Group Ltd +	7,819	28,083
Leighton Holdings Ltd +	1,175	39,831
Macquarie Group Ltd +	854	36,591
National Australia Bank Ltd +	5,375	131,172
Newcrest Mining Ltd +	1,139	36,078
Orica Ltd +	1,343	31,225
Origin Energy Ltd +	2,145	32,272
QBE Insurance Group Ltd +	2,852	65,084
Rio Tinto Ltd +	1,807	120,626
Santos Ltd +	2,092	26,348
Suncorp-Metway Ltd +	4,275	33,097
Telstra Corp Ltd +	9,425	28,976
Wesfarmers Ltd +	2,974	83,138
Westpac Banking Corp ADR	1,400	158,228
Woodside Petroleum Ltd +	1,610	67,897
Woolworths Ltd +	3,973	99,646

		1,920,413

Austria - 0.2%

OMV AG +	899	39,445

Belgium - 0.7%

Anheuser-Busch InBev NV +	1,314	68,022
Anheuser-Busch InBev NV ADR	900	46,827
Fortis * +	9,285	34,370
KBC Groep NV * +	812	34,888

		184,107

Bermuda - 0.4%

Esprit Holdings Ltd +	3,586	23,792
Li & Fung Ltd +	8,000	33,076
Seadrill Ltd +	1,500	38,164

		95,032

Canada - 8.6%

Agnico-Eagle Mines Ltd (TSE)	300	16,327
Agrium Inc	473	29,587
Bank of Montreal	1,200	64,082
Bank of Nova Scotia	2,100	98,831
Barrick Gold Corp	1,700	67,392
BCE Inc	450	12,478
Bombardier Inc ‘B’	3,600	16,522
Cameco Corp	1,750	56,774
Canadian Imperial Bank of Commerce	1,085	70,701
Canadian National Railway Co (TSE)	1,050	57,568
Canadian Natural Resources Ltd	1,200	87,202
Canadian Pacific Railway Ltd	300	16,290
Canadian Tire Corp Ltd ‘A’	200	10,996
Cenovus Energy Inc	1,284	32,534
CGI Group Inc ‘A’ *	1,000	13,616
CI Financial Corp	700	14,725
Crescent Point Energy Corp	500	18,879
Eldorado Gold Corp *	1,200	17,119
Enbridge Inc	750	34,874
EnCana Corp	1,284	41,877
Fairfax Financial Holdings Ltd	100	39,203
First Quantum Minerals Ltd	200	15,348
Fortis Inc	600	16,454
George Weston Ltd	100	6,399
Goldcorp Inc	1,450	57,329
Great-West Lifeco Inc	600	15,421
Husky Energy Inc	400	11,505
IAMGOLD Corp (TSE)	800	12,629
IGM Financial Inc	400	16,220
Imperial Oil Ltd	620	24,104
Inmet Mining Corp	200	12,197
Kinross Gold Corp	1,400	25,929
Loblaw Cos Ltd	400	12,958
Magna International Inc ‘A’ *	300	15,278
Manulife Financial Corp	3,050	56,372
Metro Inc ‘A’	400	15,000
National Bank of Canada	500	28,800
Nexen Inc	1,000	24,114
Potash Corp of Saskatchewan Inc (TSE)	500	54,688
Research In Motion Ltd (TSE) *	1,040	70,633
Rogers Communications Inc ‘B’	800	25,005
Royal Bank of Canada	2,962	159,733
Saputo Inc	500	14,701
Shaw Communications Inc ‘B’	700	14,504
Shoppers Drug Mart Corp	350	15,197
Silver Wheaton Corp *	900	13,665
Sino-Forest Corp *	800	14,824
SNC-Lavalin Group Inc	325	16,778
Sun Life Financial Inc	1,400	40,493
Suncor Energy Inc (TSE)	3,917	139,362
Talisman Energy Inc	2,550	48,008
The Teck Resources Ltd ‘B’ *	1,312	46,190
The Toronto-Dominion Bank	2,085	131,497
Thomson Reuters Corp	800	25,969
Tim Hortons Inc	400	12,289
TransAlta Corp	700	15,715
TransCanada Corp	1,665	57,615
Viterra Inc *	1,300	12,268
Yamana Gold Inc	1,200	13,769

		2,126,537

Denmark - 0.8%

A.P. Moller - Maersk AS ‘B’ +	3	21,078
Carlsberg AS ‘B’ +	526	38,721
Danske Bank AS * +	764	17,151
Novo Nordisk AS ADR	1,400	89,390
Vestas Wind Systems AS * +	565	34,399

		200,739

Finland - 0.8%

Fortum OYJ +	1,155	31,334
Nokia OYJ ADR	13,900	178,615

		209,949

France - 9.0%

Accor SA +	566	30,973
Air Liquide SA +	553	65,767

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Alcatel-Lucent * +	7,480	$25,187
Alstom SA +	400	27,974
AXA SA +	1,519	35,665
AXA SA ADR	2,200	52,096
BNP Paribas +	2,361	187,270
Bouygues SA +	589	30,509
Cap Gemini SA +	355	16,195
Carrefour SA +	1,435	68,832
Christian Dior SA +	248	25,415
Cie de Saint-Gobain +	749	40,631
Cie Generale d’Optique Essilor International SA ‘B’ +	757	45,277
Cie Generale des Etablissements Michelin ‘B’ +	412	31,555
Credit Agricole SA +	1,860	32,643
Danone SA +	1,405	86,129
Electricite de France SA +	523	31,084
France Telecom +	1,083	27,062
France Telecom SA ADR	2,900	73,196
GDF Suez +	2,668	115,580
Hermes International +	170	22,631
L’Oreal SA +	362	40,430
Lafarge SA +	637	52,460
Lagardere SCA +	502	20,324
LVMH Moet Hennessy Louis Vuitton SA +	667	74,789
Pernod-Ricard SA +	769	65,757
PPR +	341	40,932
Renault SA * +	540	27,702
Sanofi-Aventis SA +	2,337	183,788
Schneider Electric SA +	673	78,251
Societe Generale +	1,760	122,285
Suez Environnement Co +	1,120	25,826
Technip SA +	378	26,595
Total SA +	3,074	197,443
Vallourec SA +	172	31,118
Veolia Environnement +	857	28,249
Vinci SA +	1,095	61,617
Vivendi +	3,168	94,025

		2,243,262

Germany - 7.4%

Adidas AG +	584	31,633
Allianz SE +	1,207	149,620
BASF SE +	1,721	106,514
Bayer AG +	2,124	169,970
Bayerische Motoren Werke AG +	657	29,908
Beiersdorf AG +	260	17,136
Commerzbank AG * +	1,573	13,202
Daimler AG (NYSE)	2,000	106,600
Deutsche Bank AG (NYSE)	1,200	85,092
Deutsche Boerse AG +	424	35,111
Deutsche Lufthansa AG +	730	12,327
Deutsche Post AG +	2,845	54,985
Deutsche Postbank AG * +	331	10,813
Deutsche Telekom AG ADR	8,000	117,600
E.ON AG +	4,560	191,402
Fresenius Medical Care AG & Co KGaA +	319	16,922
Fresenius Medical Care AG & Co KGaA ADR	300	15,903
Generali Deutschland Holding AG +	24	2,527
HeidelbergCement AG +	599	41,440
Henkel AG & Co KGaA +	481	21,549
Hochtief AG +	157	11,974
Infineon Technologies AG * +	3,031	16,863
K +S AG +	393	22,414
Linde AG +	190	22,892
MAN SE +	209	16,217
Merck KGaA +	142	13,315
Metro AG +	225	13,741
Muenchener Rueckversicherungs AG +	377	58,721
RWE AG +	1,111	107,814
Salzgitter AG +	126	12,347
SAP AG +	297	14,159
SAP AG ADR	1,800	84,258
Siemens AG +	1,342	123,156
Siemens AG ADR	500	45,850
ThyssenKrupp AG +	896	33,683
Volkswagen AG +	87	9,639

		1,837,297

Greece - 0.4%

Alpha Bank AE * +	2,758	32,184
National Bank of Greece SA * +	2,138	54,929

		87,113

Hong Kong - 1.8%

BOC Hong Kong Holdings Ltd +	13,500	30,330
Cheung Kong Holdings Ltd +	5,000	64,251
CLP Holdings Ltd +	5,500	37,222
Hang Lung Properties Ltd +	8,000	31,363
Hang Seng Bank Ltd +	2,200	32,366
Henderson Land Development Co Ltd +	4,000	29,891
Hong Kong & China Gas Co Ltd +	13,000	32,606
Hong Kong Exchanges & Clearing Ltd +	3,300	58,715
Hongkong Electric Holdings Ltd +	4,500	24,513
Hutchison Whampoa Ltd +	7,000	47,893
Sun Hung Kai Properties Ltd +	4,000	59,476

		448,626

Ireland - 0.2%

CRH PLC ADR	1,600	43,728

Italy - 3.1%

Assicurazioni Generali SPA +	2,454	66,112
Atlantia SPA +	704	18,411
Banco Popolare SC * +	2,627	19,679
Enel SPA +	15,728	91,056
ENI SPA +	2,696	68,656
ENI SPA ADR	1,800	91,098
Fiat SPA * +	2,534	37,082
Finmeccanica SPA +	2,366	37,882
Intesa Sanpaolo SPA * +	20,208	90,936
Mediobanca SPA * +	1,639	19,471
Saipem SPA +	903	31,163
Snam Rete Gas SPA +	7,659	38,036
Telecom Italia SPA +	19,059	29,731
UniCredit SPA * +	31,821	106,402
Unione di Banche Italiane SCPA +	1,840	26,374

		772,089

Japan - 18.8%

Advantest Corp ADR	429	11,184
Aeon Co Ltd +	1,400	11,363
Aisin Seiki Co Ltd +	600	17,335
Ajinomoto Co Inc +	2,000	18,824
Asahi Breweries Ltd +	1,100	20,259
Asahi Glass Co Ltd +	2,000	19,024
Asahi Kasei Corp +	3,000	15,031
Astellas Pharma Inc +	1,000	37,309
Benesse Corp +	300	12,543
Bridgestone Corp +	900	15,876
Canon Inc ADR	3,000	126,960
Central Japan Railway Co +	4	26,773
Chubu Electric Power Co Inc +	1,900	45,326
Chugai Pharmaceutical Co Ltd +	600	11,215
Chuo Mitsui Trust Holdings Inc +	6,000	20,212
Dai Nippon Printing Co Ltd +	2,000	25,500
Daiichi Sankyo Co Ltd +	1,300	27,263
Daikin Industries Ltd +	800	31,598
Daito Trust Construction Co Ltd +	300	14,205

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value

Daiwa House Industry Co Ltd +	1,000	$10,753
Daiwa Securities Group Inc +	5,000	25,163
Denso Corp +	900	27,195
Dentsu Inc +	600	13,814
East Japan Railway Co +	1,100	69,609
Eisai Co Ltd +	900	33,090
Electric Power Development Co Ltd +	400	11,373
FANUC Ltd +	600	55,921
Fast Retailing Co Ltd +	100	18,794
FUJIFILM Holdings Corp +	1,200	36,241
Fujitsu Ltd +	3,000	19,465
Fukuoka Financial Group Inc +	3,000	10,455
GS Yuasa Corp +	1,000	7,393
Hankyu Hanshin Holdings Inc +	3,000	13,380
Hirose Electric Co Ltd +	100	10,485
Hisamitsu Pharmaceutical Co Inc +	300	9,689
Hitachi Ltd ADR *	1,200	36,816
Hokkaido Electric Power Co Inc +	600	10,884
Hokuhoku Financial Group Inc +	5,000	10,223
Hokuriku Electric Power Co +	600	13,100
Honda Motor Co Ltd ADR	4,400	149,160
HOYA Corp +	1,300	34,687
Ibiden Co Ltd +	500	17,932
INPEX Corp +	2	15,122
Isetan Mitsukoshi Holdings Ltd +	1,300	11,738
ITOCHU Corp +	4,000	29,547
J Front Retailing Co Ltd +	2,000	8,833
Japan Tobacco Inc +	7	23,635
JFE Holdings Inc +	1,800	71,152
JS Group Corp +	800	13,772
JSR Corp +	600	12,211
Kao Corp +	1,000	23,437
Kawasaki Heavy Industries Ltd +	5,000	12,691
KDDI Corp +	11	58,264
Keihin Electric Express Railway Co Ltd +	2,000	14,723
Keio Corp +	2,000	12,069
Keyence Corp +	100	20,754
Kintetsu Corp +	4,000	13,258
Kirin Holdings Co Ltd +	2,000	32,074
Kobe Steel Ltd * +	8,000	14,498
Komatsu Ltd +	2,800	58,616
Konica Minolta Holdings Inc +	1,500	15,458
Kubota Corp ADR	600	27,672
Kuraray Co Ltd +	1,500	17,655
Kurita Water Industries Ltd +	500	15,709
Kyocera Corp ADR	300	26,565
Kyowa Hakko Kirin Co Ltd +	1,000	10,575
Kyushu Electric Power Co Inc +	900	18,537
Makita Corp ADR	200	7,050
Marubeni Corp +	5,000	27,620
MEIJI Holdings Co Ltd * +	300	11,337
Mitsubishi Chemical Holdings Corp +	3,500	14,904
Mitsubishi Corp +	3,500	87,180
Mitsubishi Electric Corp * +	3,000	22,286
Mitsubishi Estate Co Ltd +	3,000	47,898
Mitsubishi Heavy Industries Ltd +	4,000	14,108
Mitsubishi Motors Corp * +	10,000	13,899
Mitsubishi UFJ Financial Group Inc +	11,300	55,661
Mitsubishi UFJ Financial Group Inc ADR	12,800	62,976
Mitsui & Co Ltd ADR	200	57,132
Mitsui Fudosan Co Ltd +	2,000	33,816
Mitsui OSK Lines Ltd +	3,000	15,848
Mitsui Sumitomo Insurance Group Holdings Inc +	800	20,433
Mizuho Financial Group Inc ADR	16,198	57,665
Murata Manufacturing Co Ltd +	500	24,954
NEC Corp * +	8,000	20,679
Nidec Corp ADR	700	16,247
Nikon Corp +	1,000	19,746
Nintendo Co Ltd +	300	71,651
Nippon Electric Glass Co Ltd +	1,000	13,764
Nippon Express Co Ltd +	3,000	12,389
Nippon Mining Holdings Inc +	3,000	12,875
Nippon Oil Corp +	5,000	23,181
Nippon Paper Group Inc +	400	10,208
Nippon Steel Corp +	15,000	60,780
Nippon Telegraph & Telephone Corp ADR	2,300	45,402
Nippon Yusen KK +	3,000	9,240
Nissan Motor Co Ltd * +	6,600	58,000
Nissin Foods Holdings Co Ltd +	300	9,799
Nitori Co Ltd +	150	11,165
Nitto Denko Corp +	500	17,962
Nomura Holdings Inc +	4,500	33,465
Nomura Holdings Inc ADR	5,100	37,740
NSK Ltd +	2,000	14,676
NTT Data Corp +	4	12,403
NTT DoCoMo Inc ADR	4,100	57,318
Odakyu Electric Railway Co Ltd +	2,000	15,349
OJI Paper Co Ltd +	3,000	12,570
Olympus Corp +	600	19,345
Omron Corp +	800	14,388
Ono Pharmaceutical Co Ltd +	300	12,879
Oriental Land Co Ltd +	200	13,160
Osaka Gas Co Ltd +	5,000	16,851
Panasonic Corp ADR	4,600	66,010
Resona Holdings Inc +	1,700	17,272
Ricoh Co Ltd +	1,000	14,329
Rohm Co Ltd +	300	19,579
Sankyo Co Ltd +	200	10,015
SBI Holdings Inc +	56	10,026
Secom Co Ltd +	500	23,749
Sekisui House Ltd +	1,000	9,078
Seven & I Holdings Co Ltd +	1,600	32,669
Sharp Corp +	3,000	37,885
Shikoku Electric Power Co Inc +	500	12,919
Shimano Inc +	300	12,112
Shin-Etsu Chemical Co Ltd +	800	45,167
Shionogi & Co Ltd +	1,000	21,681
Shiseido Co Ltd +	1,000	19,219
SMC Corp +	200	22,836
Softbank Corp +	1,900	44,541
Sompo Japan Insurance Inc +	3,000	19,342
Sony Corp ADR	2,400	69,600
Stanley Electric Co Ltd +	600	12,170
Sumitomo Chemical Co Ltd +	3,000	13,162
Sumitomo Corp +	2,800	28,512
Sumitomo Electric Industries Ltd +	1,200	14,947
Sumitomo Metal Industries Ltd +	7,000	18,816
Sumitomo Metal Mining Co Ltd +	1,000	14,758
Sumitomo Mitsui Financial Group Inc +	2,000	57,391
Sumitomo Realty & Development Co Ltd +	1,000	18,877
Suzuki Motor Corp +	600	14,776
T&D Holdings Inc +	450	9,254
Taiyo Nippon Sanso Corp +	1,000	10,643
Takeda Pharmaceutical Co Ltd +	2,200	90,643
TDK Corp +	300	18,334
Teijin Ltd +	4,000	12,924
Terumo Corp +	400	24,108
The Bank of Yokohama Ltd +	3,000	13,678
The Chiba Bank Ltd +	2,000	11,962
The Chugoku Electric Power Co Inc +	800	15,278
The Iyo Bank Ltd +	1,000	8,135
The Japan Steel Works Ltd +	1,000	12,751
The Kansai Electric Power Co Inc +	2,100	47,390
The Shizuoka Bank Ltd +	2,000	17,409
The Sumitomo Trust & Banking Co Ltd +	3,000	14,730
The Tokyo Electric Power Co Inc +	2,400	60,236
Tobu Railway Co Ltd +	2,000	10,441
Tohoku Electric Power Co Inc +	1,000	19,817
Tokio Marine Holdings Inc +	1,700	46,392
Tokyo Electron Ltd +	500	32,094

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Tokyo Gas Co Ltd +	6,000	$23,950
Tokyu Corp +	3,000	11,946
TonenGeneral Sekiyu KK +	1,000	8,355
Toppan Printing Co Ltd +	2,000	16,284
Toray Industries Inc +	3,000	16,322
Toshiba Corp * +	6,000	33,293
Toyo Seikan Kaisha Ltd +	600	9,140
Toyota Motor Corp ADR	3,500	294,560
Toyota Tsusho Corp +	800	11,838
Trend Micro Inc +	400	15,194
Ube Industries Ltd +	4,000	10,944
Unicharm Corp +	100	9,375
West Japan Railway Co +	4	13,411
Yahoo! Japan Corp +	42	12,628
Yamada Denki Co Ltd +	230	15,516
Yamato Holdings Co Ltd +	1,000	13,920

		4,674,319

Luxembourg - 0.5%

ArcelorMittal ‘NY’ (NYSE)	1,600	73,200
SES SA FDR +	660	14,868
Tenaris SA ADR	800	34,120

		122,188

Netherlands - 2.8%

Aegon NV ‘NY’ *	3,200	20,512
Akzo Nobel +	523	34,683
ASML Holding NV ‘NY’	1,100	37,499
European Aeronautic Defence and Space Co +	1,160	23,317
Heineken NV +	697	33,089
ING Groep ADR	9,380	92,018
Koninklijke Ahold NV +	1,943	25,742
Koninklijke DSM NV +	597	29,332
Koninklijke KPN NV +	4,094	69,588
Koninklijke Philips Electronics NV +	1,335	39,462
Koninklijke Philips Electronics NV ‘NY’	1,800	52,992
QIAGEN NV * +	657	14,796
Reed Elsevier ADR	1,100	26,840
STMicroelectronics NV ‘NY’	2,700	25,029
TNT NV +	1,129	34,687
Unilever NV ‘NY’	2,855	92,302
Unilever NV CVA +	1,021	33,230

		685,118

New Zealand - 0.1%

Fletcher Building Ltd (NZE) +	2,000	11,602
Telecom Corp of New Zealand Ltd ADR (NYSE)	1,300	11,687

		23,289

Norway - 0.6%

DnB NOR ASA * +	3,422	36,943
Orkla ASA +	3,200	31,394
StatoilHydro ASA ADR	2,200	54,802
Telenor ASA * +	1,880	26,263
Yara International ASA +	50	2,265

		151,667

Papua New Guinea - 0.3%

Lihir Gold Ltd ADR	900	26,271
Oil Search Ltd +	7,196	39,454

		65,725

Portugal - 0.3%

EDP - Energias de Portugal SA +	8,711	38,782
Portugal Telecom SGPS SA ADR	3,200	38,848

		77,630

Singapore - 1.1%

DBS Group Holdings Ltd +	5,000	54,355
Keppel Corp Ltd +	5,000	29,126
Oversea-Chinese Banking Corp Ltd +	8,159	52,537
Singapore Telecommunications Ltd +	23,000	50,660
United Overseas Bank Ltd +	4,000	55,679
Wilmar International Ltd +	5,000	22,735

		265,092

Spain - 4.0%

Abertis Infraestructuras SA +	346	7,823
ACS Actividades de Construccion y Servicios SA +	472	23,594
Banco Bilbao Vizcaya Argentaria SA ADR	8,000	144,320
Banco de Sabadell SA +	3,420	18,997
Banco Popular Espanol SA +	2,745	20,163
Banco Santander SA +	4,765	78,740
Banco Santander SA ADR	13,268	218,126
Iberdrola SA +	8,781	84,146
Inditex SA +	557	34,786
Red Electrica Corp SA +	722	40,290
Repsol YPF SA ADR	2,400	63,984
Telefonica SA ADR	3,100	258,912

		993,881

Sweden - 2.3%

Assa Abloy AB ‘B’ +	2,024	38,992
Atlas Copco AB ‘A’ +	2,067	30,385
Electrolux AB ‘B’ * +	160	3,760
Hennes & Mauritz AB ‘B’ +	1,700	94,242
Nordea Bank AB +	5,834	59,110
Sandvik AB +	2,952	35,548
Skandinaviska Enskilda Banken AB ‘A’ * +	3,693	22,830
Skanska AB ‘B’ +	688	11,674
SKF AB ‘B’ +	1,637	28,228
Svenska Cellulosa AB ‘B’ +	1,918	25,572
Svenska Handelsbanken AB ‘A’ +	1,264	36,011
Swedbank AB ‘A’ * +	3,893	38,329
Telefonaktiebolaget LM Ericsson ‘B’ +	6,909	63,605
Telefonaktiebolaget LM Ericsson ADR	2,600	23,894
TeliaSonera AB +	5,296	38,277
Volvo AB ‘B’ +	3,037	26,048

		576,505

Switzerland - 7.1%

ABB Ltd ADR *	4,600	87,860
Actelion Ltd * +	552	29,483
Adecco SA +	253	13,957
Cie Financiere Richemont SA ‘A’ +	1,516	50,978
Credit Suisse Group AG ADR	3,200	157,312
GAM Holding Ltd +	584	7,072
Geberit AG +	164	29,074
Givaudan SA +	33	26,405
Holcim Ltd * +	565	43,910
Julius Baer Holding AG	584	20,538
Nestle SA +	7,113	345,219
Novartis AG +	562	30,690
Novartis AG ADR	4,600	250,378
Roche Holding AG +	1,797	307,310
SGS SA +	9	11,749
Sonova Holding AG +	110	13,327
Swiss Reinsurance Co +	618	29,605
Swisscom AG +	78	29,789
Syngenta AG +	103	29,088
Syngenta AG ADR	700	39,389
The Swatch Group AG +	55	13,922
UBS AG (NYSE) *	7,100	110,121
Zurich Financial Services AG +	392	85,701

		1,762,877

United Kingdom - 19.4%

Admiral Group PLC +	690	13,193
AMEC PLC +	751	9,568
Anglo American PLC * +	3,506	151,836

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

	Shares	Value
Antofagasta PLC +	751	$11,947
Associated British Foods PLC +	941	12,475
AstraZeneca PLC ADR	3,100	145,514
Autonomy Corp PLC * +	504	12,239
Aviva PLC +	4,468	28,422
BAE Systems PLC +	4,659	26,965
Barclays PLC +	19,953	87,922
Barclays PLC ADR	2,100	36,960
BG Group PLC +	6,614	119,424
BHP Billiton PLC +	4,713	150,251
BHP Billiton PLC ADR	300	19,155
BP PLC ADR	8,275	479,702
British American Tobacco PLC +	1,263	41,001
British American Tobacco PLC ADR	1,792	115,871
British Sky Broadcasting Group PLC ADR	725	26,260
BT Group PLC ADR	1,650	35,871
Burberry Group PLC +	1,581	15,185
Cable & Wireless PLC +	5,487	12,483
Cairn Energy PLC * +	3,120	16,702
Carnival PLC ADR *	375	12,623
Centrica PLC +	6,728	30,475
Compass Group PLC +	4,815	34,459
Diageo PLC ADR	1,300	90,233
Eurasian Natural Resources Corp +	434	6,357
Experian PLC +	1,885	18,620
G4S PLC +	3,602	15,098
GlaxoSmithKline PLC ADR	6,050	255,612
Home Retail Group PLC +	2,547	11,552
HSBC Holdings PLC (LI) +	6,089	69,465
HSBC Holdings PLC ADR	5,221	298,067
ICAP PLC +	1,643	11,332
Imperial Tobacco Group PLC +	1,780	56,154
Inmarsat PLC +	1,411	15,723
International Power PLC +	3,421	17,047
Invensys PLC +	2,790	13,422
Investec PLC +	821	5,610
J. Sainsbury PLC +	2,489	12,978
Johnson Matthey PLC +	667	16,454
Kazakhmys PLC * +	806	17,066
Kingfisher PLC +	4,358	16,043
Legal & General Group PLC +	12,064	15,520
Lloyds Banking Group PLC +	63,175	50,829
Logica PLC +	5,968	10,919
Lonmin PLC * +	523	16,437
Man Group PLC +	3,434	16,948
Marks & Spencer Group PLC +	4,919	31,781
National Grid PLC +	4,705	51,355
National Grid PLC ADR	450	24,471
Next PLC +	537	17,955
Old Mutual PLC * +	17,034	29,830
Pearson PLC ADR	1,700	24,412
Prudential PLC +	7,136	73,046
Reckitt Benckiser Group PLC +	1,065	57,649
Reed Elsevier PLC ADR	300	9,837
Rexam PLC +	2,869	13,412
Rio Tinto PLC +	309	16,685
Rio Tinto PLC ADR	800	172,312
Rolls-Royce Group PLC * +	4,941	38,478
Royal Dutch Shell PLC ‘B’ +	4,607	134,171
Royal Dutch Shell PLC ‘B’ ADR	5,200	302,276
RSA Insurance Group PLC +	6,388	12,410
SABMiller PLC +	1,706	50,146
Scottish & Southern Energy PLC +	1,861	34,834
Serco Group PLC +	1,638	13,969
Shire PLC ADR	225	13,208
Smith & Nephew PLC ADR	300	15,375
Smiths Group PLC +	1,054	17,182
Standard Chartered PLC +	5,319	134,283
Standard Life PLC +	4,494	15,609
Tesco PLC +	19,579	135,071
The Capita Group PLC +	1,239	14,981
The Royal Bank of Scotland Group PLC * +	41,292	19,168
The Sage Group PLC +	4,410	15,617
Tullow Oil PLC +	2,532	53,122
Unilever PLC ADR	3,675	117,232
United Utilities Group PLC +	1,443	11,534
Vedanta Resources PLC +	445	18,613
Vodafone Group PLC ADR	11,268	260,178
Whitbread PLC +	614	13,933
WM Morrison Supermarkets PLC +	5,937	26,489
Wolseley PLC * +	541	10,829
WPP PLC ADR	600	29,190
Xstrata PLC * +	5,557	99,115

		4,833,747

Total Common Stocks
(Cost $21,307,315)		24,440,375

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.3%

Repurchase Agreement - 2.3%

Fixed Income Clearing Corp 0.005% due 01/04/10 (Dated 12/31/09, repurchase price of $566,000; collateralized by Freddie Mac: 1.500% due 03/30/12 and market value $580,000)	$566,000	566,000

Total Short-Term Investment
(Cost $566,000)		566,000

TOTAL INVESTMENTS - 100.8%
(Cost $21,899,229)		25,035,247

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(205,675)

NET ASSETS - 100.0%		$24,829,572

Notes to Schedule of Investments

(a)	As of December 31, 2009, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.8%
Materials	11.0%
Energy	10.3%
Industrials	10.0%
Consumer Staples	9.1%
Consumer Discretionary	8.7%
Health Care	8.0%
Utilities	5.9%
Telecommunication Services	5.5%
Information Technology	5.2%
Short-Term Investment	2.3%

100.8%
Other Assets & Liabilities, Net	(0.8%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2009

(b)	As of December 31, 2009, the portfolio was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	19.4%
Japan	18.8%
France	9.0%
Canada	8.6%
Australia	7.7%
Germany	7.5%
Switzerland	7.1%
Spain	4.0%
Italy	3.1%
Netherlands	2.8%
Sweden	2.3%
United States	2.3%
Hong Kong	1.8%
Singapore	1.1%
Denmark	0.8%
Finland	0.8%
Belgium	0.7%
Norway	0.6%
Luxembourg	0.5%
Bermuda	0.4%
Greece	0.4%
Papua New Guinea	0.3%
Portugal	0.3%
Austria	0.2%
Ireland	0.2%
New Zealand	0.1%

100.8%
Other Assets & Liabilities, Net	(0.8%)

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $15,287,689 or 61.6% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 66

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2009

Explanation of Symbols:

*	Non-income producing securities.
¤	Securities were in default as of December 31, 2009. (The Pacific Select Sigma Liquidating Trust was not in default, however, the securities held by the Trust were in default as of December 31, 2009).
†	Securities (or a portion of securities) on loan as of December 31, 2009.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to "qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
+	Securities were fair valued under the procedures established by the Fund’s Board of Trustees (the "Board”), including considerations to determine fair values for certain foreign equity securities, if applicable (See Note 2 in Notes to Financial Statements).
ж	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager or adviser pursuant to the Fund’s policy and procedures (See Note 2 in Notes to Financial Statements).
Ω	1.1% of Pacific Select Liquidating Trust’s holdings were deemed illiquid by the Fund’s adviser as of December 31, 2009.

Currency Abbreviations:

EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:

ADR	American Depositary Receipt
CDI	CHESS Depository Interests (Receipts)
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
LI	London Stock Exchange
’NY’	New York Shares
NYSE	New York Stock Exchange
NZX	New Zealand Stock Exchange
REIT	Real Estate Investment Trust
TSE	Toronto Stock Exchange

Note:

The descriptions and Standard and Poor’s quality ratings of the companies shown in the schedules of investments were obtained from published reports or other sources believed to be reliable and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a) The Chief Executive Officer, President and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund
By:	/s/ Mark W. Holmlund
Mark W. Holmlund
President

Date:	March 9, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 9, 2010

By:	/s/ Mark W. Holmlund
Mark W. Holmlund
President

Date:	March 9, 2010

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	March 9, 2010